UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA	19428
(Address of principal executive offices)	(Zip code)

Eric Miller

1200 River Road

Suite 1000

Conshohocken, Pennsylvania 19428

(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SemiannualReport

Gartmore Funds l April 30, 2006 (Unaudited)

Core Equity Series

Gartmore Large Cap Value Fund

Gartmore Mid Cap Growth Fund

Gartmore Small Cap Fund

Core Fixed Income Series Gartmore Bond Fund Gartmore Government Bond Fund Gartmore Enhanced Income Fund Gartmore Short Duration Bond Fund Gartmore Tax-Free Income Fund

Gartmore 2006 Best Overall Small Fund Family

Lipper's judging criteria:

- ✔ **Consistent Returns**—funds that have delivered consistently strong risk-adjusted performance.
- ✔ **Diversified Offerings**—firm offers at least three equity, bond and mixed asset funds.
- ✔ **Track Record**—minimum of 36 months of performance history as of the evaluation year.

LIPPER FUND AWARDS
USA 2006
Gartmore
OVERALL GROUP
SMALL

For more information on our award-winning funds:

National Sales Desk: **800-485-2294**
Shareholder Services: **800-848-0920**

www.gartmorefunds.com

© 2006 Gartmore Global Investments, Inc. All rights reserved.

SemiannualReport

April 30, 2006 (unaudited)

Contents

1	Message to Shareholders

Core Equity Series
4	Gartmore Large Cap Value Fund
11	Gartmore Mid Cap Growth Fund
17	Gartmore Small Cap Fund

Core Fixed Income Series
34	Gartmore Bond Fund
43	Gartmore Enhanced Income Fund (formerly “Gartmore Morley Enhanced Income Fund”)
52	Gartmore Government Bond Fund
59	Gartmore Short Duration Bond Fund
65	Gartmore Tax-Free Income Fund

89	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2006

Dear Fellow Shareholders:

Global stock markets turned in solid gains during the six-month reporting period ended April 30, 2006. In the United States, despite the headwinds of rising interest rates and persistently high-crude oil prices, investors focused their attention on healthy growth in both the economy and corporate profits, along with relatively benign inflation numbers. A resilient economy helped offset the Federal Reserve Board’s four 0.25% increases in short-term interest rates during the period, the last increase being implemented by new Federal Reserve Chairman Ben Bernanke, who replaced Alan Greenspan at the beginning of February. A late-period price surge in crude oil to more than $70 per barrel, however, created a “wall of worry” for stocks to climb.

By the end of the period, though, the good news appeared to outweigh the bad. After posting a modest 1.7% growth rate during the hurricane-affected fourth quarter of 2005, U.S. gross domestic product rebounded to a robust 5.1% annual growth rate in the first quarter of 2006. During the same quarter, the Standard and Poor’s S&P 500® Index recorded a double-digit earnings gain for the 16th consecutive quarter, which helped account for the S&P 500’s 9.64% advance. Due to relatively modest valuations and a depreciating U.S. dollar, foreign stocks continued their pattern of outperforming their U.S. counterparts, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index turning in a gain of 23.10%.

As signs emerged that the economy was picking up steam in early 2006, investors renewed their interest in stocks with smaller capitalizations. In fact, small-cap stocks experienced particularly strong gains during January, the six-month period ended April 30, 2006. The Russell 2000® Growth Index, a measure of small-cap growth stocks, posted an exceptionally strong 20.31% advance. That was almost three times the gain posted by the large-cap oriented Russell 1000® Growth Index, which returned 7.06%. Value stocks in Russell’s small-cap universe performed almost as well as their growth counterparts, returning 17.52%.

2006 Lipper Fund Awards

Our primary focus at Gartmore is serving the interests of shareholders in the spirit of responsible and informed financial stewardship—a commitment that takes a number of forms. One manifestation of our shareholder commitment is the goal of delivering strong performance over time across our entire range of funds. As a result, I’m pleased to inform you that, during this reporting period, Gartmore received one of only two “overall” awards winning as “Best Overall Small Fund Family” at the 2006 Lipper Fund Awards. Lipper, a leading global provider of mutual fund analysis and information, cited Gartmore’s consistently strong risk-adjusted returns relative to those of peers for the three-year period ended December 31, 2005.

To us, the award is important not for the recognition it brings to our company but, rather, for the degree to which this award reflects our commitment to delivering performance to our investors. Further because the Lipper Fund Awards are open only to fund complexes with a mix of equity, fixed-income, and mixed-asset portfolios, the award underscores our belief that portfolio diversification is the best means of managing investment risk.

One of Gartmore’s ongoing goals is to offer investors a diverse product menu that combines various asset classes with different sector and geographic investment opportunities as key components of a diversified portfolio. We believe that the prudent response to complex, volatile markets is a combination of diverse, uncorrelated funds. Moreover, we adhere to the premise that the distinguishing factor in securing long-term, risk-adjusted returns—regardless of the nature or style of a fund—is the talent of seasoned investment managers who can apply their ideas and insights in a collaborative environment.

Small-Cap Strength

One capability that exemplifies the Gartmore investment approach is the management of small-capitalization equity stocks. Small-cap equity is considered to be one of the more inefficient asset classes, which allows for a talented manager to generate excess returns. During the reporting period, Gartmore’s small-cap core, value, and growth funds produced consistently strong performance as illustrated by their respective above-benchmark returns.

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Fund returned 25.29%* while the Gartmore Small Cap Leaders Fund returned 30.59%*; the Funds’ benchmark is the Russell 2000® Index, which returned 18.91% for the same period. For broader comparison, the average return for the Funds’ Lipper peer category of Small-Cap Core Funds was 17.90%.

During the same period, our NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 19.08% versus 18.91% for its benchmark the Russell 2000® Index, and the 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds. Concurrently, the NorthPointe Small Cap Growth Fund returned 26.30%* versus 20.31% for the Fund’s benchmark, the Russell 2000® Growth Index, and 19.43% for the Fund’s Lipper peer category of Small-Cap Growth Funds. The Gartmore Micro Cap Equity Fund, which was the 2006 Lipper Small-Cap Core Funds Award winner,

2006 Semiannual Report	1

Message to Shareholders

Continued

returned 25.60%* versus 18.51% for its benchmark, the Russell Microcap™ Index, and 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds.

Virtues of Diversification

Though small-cap equity management is a discipline that we intend to broaden and deepen over time, this is only one of Gartmore’s areas of strength. Non-domestic holdings also are a crucial aspect of portfolio diversification, so we’re pleased to report strong showings in some of our global funds. For example, the Gartmore International Growth Fund returned 33.06%* for the semiannual period, as compared to the 25.04% return of its benchmark, the MSCI All Country World excluding U.S. Index. For the same period, the Gartmore Worldwide Leaders Fund, which was recognized at the 2006 Lipper Fund Awards as the best “Global Large-Cap Core Fund,” returned a 21.95%* return, as compared to the 16.29% return of its benchmark, the MSCI World Index.

Packaged asset allocation funds are yet another option that Gartmore provides to its investors. During this reporting period, two standouts emerged among our growing Optimal Allocations and Investor Destinations series of funds. The Gartmore Optimal Allocations Fund: Moderately Aggressive returned 12.39%* as compared to the 10.35% return of the Fund’s benchmark, a blend of 60% S&P 500® Index, 20% MSCI EAFE® Index and 20% Lehman Brothers U.S. Aggregate Index. In the Investor Destination series, the Moderately Aggressive Fund returned a 12.00%*, as compared to the 7.85% returned by its benchmark, a blend of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index.

Gartmore Commitment

As always, we appreciate the opportunity to manage a portion of your investment portfolio. We firmly believe that, by assuming the stewardship of some of your assets, we assume the responsibility of managing those assets as we would our own investments. Further, we believe it is our charge to provide you with diverse, well-performing investment solutions. This has been the Gartmore commitment since our founding, and this continues to govern our actions each and every day.

Paul J. Hondros

CEO—Gartmore Global Investments

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Overall Small Fund Family” award, Gartmore competed among 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Returns scores for all of the funds within the eligible group. The fund group with the lowest average decile rank received the award.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 16 global large-cap core portfolios to win the award.

For the “Small-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 214 small-cap core portfolios to win the award.

Awards based on Institutional Share Class shares of the Funds. Other share classes may have different performance characteristics.

Fund performance may now be higher or lower than the performance that was calculated to win this award.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Leaders Fund, the Gartmore China Opportunities Fund and the Gartmore Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2	Semiannual Report 2006

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be volatile and carry high transaction costs.

While the Gartmore Bond Fund, the Gartmore Government Bond Fund, the Gartmore Short Duration Bond Fund and the Gartmore Enhanced Income Fund Invest primarily in securities of the U.S. government and its agencies, these Fund’s value is not guaranteed by these entities.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

For some investors, income from the Gartmore Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares of the Fund at NAV. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12 months is available upon request.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2006 Semiannual Report	3

Gartmore Large Cap Value Fund

For the semiannual period ended April 30, 2006, the Gartmore Large Cap Value Fund (Class A at NAV) returned 12.39% versus 12.87% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Value Funds was 11.05%.

During the reporting period, the U.S. equity markets delivered impressive results. Strong earnings reports and the widely held belief that the Federal Reserve Board is near the end of its interest-rate-tightening cycle greatly contributed to these gains. Most equity benchmarks produced returns in excess of 10%. From a style perspective, value dominated growth in the large-capitalization arena, but small-cap issues did manage to outperform large-cap ones.

Overall, stock selection drove performance although it was challenged in the industrial and consumer staples areas. Holdings such as Lyondell Chemical Co., YRC Worldwide Inc. and Pilgrim’s Pride Corp. were the main detractors from Fund performance. Lyondell Chemical, a maker of petrochemicals and polymers, sank on news of an adverse legal ruling in a case involving lead-paint litigation in Rhode Island. Pilgrim’s Pride, a producer of chicken products, was pressured on concerns about avian bird flu. YRC Worldwide, the largest U.S. trucking company, was hurt by an unexpected drop in shipments that caused earnings to come in significantly lower than analysts had forecasted.

Performance within the financials and telecommunications sectors helped the Fund’s returns. BellSouth Corp. contributed greatly to performance, having been acquired by fellow telecom competitor AT&T Inc. The Walt Disney Co. benefited from strong advertising revenue at its ABC/ESPN networks and enjoyed increased traffic at its theme park resorts. Stock selection was aided in the financials sector by standout performance from portfolio holdings in market-sensitive brokerage firms.

We continue to focus on delivering competitive, actively-managed, large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. We believe that the best route to success is adherence to our investment decision-making process.

Portfolio Manager:

Peter Cahill

4	Semiannual Report 2006

Fund Performance	Gartmore Large Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	12.39%	18.77%	6.74%	6.92%
	w/SC3	5.94%	11.96%	5.48%	6.08%
Class B	w/o SC2	12.00%	18.11%	6.05%	6.14%
	w/SC4	7.00%	13.11%	5.74%	6.14%
Class C5	w/o SC2	12.05%	18.13%	6.06%	6.17%
	w/SC6	11.05%	17.13%	6.06%	6.17%
Class R7,8		12.37%	18.90%	6.37%	6.35%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	5

Shareholder Expense Example	Gartmore Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Large Cap Value Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,123.90	$8.00	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.46	$7.63	1.52%
Class B	Actual		$1,000.00	$1,120.00	$11.30	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.34	$10.79	2.15%
Class C	Actual		$1,000.00	$1,120.50	$11.30	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.34	$10.79	2.15%
Class R	Actual		$1,000.00	$1,123.70	$8.27	1.57%
	Hypothetical	[1]	$1,000.00	$1,017.21	$7.88	1.57%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

6	Semiannual Report 2006

Portfolio Summary	Gartmore Large Cap Value Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.9%
Cash Equivalents	0.4%
Other Investments*	12.9%
Liabilities in excess of other assets**	-13.2%

100.0%

Top Industries
Oil & Gas	14.5%
Diversified Financials	13.8%
Banks	11.4%
Insurance	8.0%
Electric Utilities	5.7%
Pharmaceuticals	4.7%
Retail	3.9%
Financial—Investment Banker & Broker	3.7%
Telecommunications	3.7%
Media	3.1%
Other Assets	27.5%

100.0%

Top Holdings***
Exxon Mobil Corp.	5.4%
Citigroup, Inc.	4.2%
Bank of America Corp.	3.8%
J.P. Morgan Chase & Co.	3.2%
Pfizer, Inc.	3.0%
ConocoPhillips	2.4%
Time Warner, Inc.	2.4%
ChevronTexaco Corp.	2.3%
Lehman Brothers Holdings, Inc.	2.0%
AT&T Inc.	2.0%
Other Assets	69.3%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	7

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Large Cap Value Fund

Common Stocks (99.9%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.9%)
Northrop Grumman Corp.	4,600	$307,740

Banks (11.4%)
Bank of America Corp.	25,918	1,293,827
IndyMac Bancorp, Inc. (c)	5,200	251,264
PNC Bank Corp.	5,600	400,232
Sky Financial Group, Inc. (c)	6,600	170,610
U.S. Bancorp	18,700	587,928
Wachovia Corp.	10,100	604,485
Wells Fargo Co.	8,800	604,472

		3,912,818

Capital Goods (1.0%)
Cummins Engine, Inc. (c)	3,200	334,400

Chemicals (0.8%)
Ashland, Inc.	4,400	289,608

Communications Equipment (0.8%)
Motorola, Inc.	12,200	260,470

Computers & Peripherals (3.0%)
DST Systems, Inc. (b) (c)	4,000	246,080
Hewlett-Packard Co.	18,000	584,460
International Business Machines Corp.	2,300	189,382

		1,019,922

Construction & Building Materials (0.7%)
Walter Industries, Inc. (c)	3,600	238,788

Diversified Financials (13.8%)
Citigroup, Inc.	28,460	1,421,576
Countrywide Credit Industries, Inc.	15,298	622,017
Dun & Bradstreet (b)	2,300	177,146
First American Financial Corp.	4,400	187,440
Goldman Sachs Group, Inc.	1,700	272,493
J.P. Morgan Chase & Co.	23,928	1,085,853
Merrill Lynch & Co., Inc.	3,900	297,414
Morgan Stanley Dean Witter & Co.	10,300	662,290

		4,726,229

	Shares or Principal Amount	Value

Diversified Telecommunication Services (2.6%)
Bellsouth Corp.	15,700	$530,346
Sprint Corp.	8,000	198,400
Verizon Communications, Inc.	5,200	171,756

		900,502

Electric Utilities (5.7%)
American Electric Power Co., Inc.	6,900	230,874
CMS Energy Corp. (b) (c)	17,600	234,432
Dominion Resources, Inc.	2,100	157,227
Edison International	5,300	214,173
Emerson Electric Co.	2,500	212,375
FirstEnergy Corp.	9,800	496,958
TXU Corp.	8,100	402,003

		1,948,042

Electronics — Military (0.9%)
L-3 Communications Holdings, Inc.	3,600	294,120

Fertilizers (0.9%)
Scotts Co. (The) (c)	6,800	300,968

Financial — Investment Banker & Broker (3.7%)
Freddie Mac	6,700	409,102
Lehman Brothers Holdings, Inc.	4,600	695,290
New Century Financial Corp. (c)	3,500	179,270

		1,283,662

Food & Beverages (2.5%)
Coca-Cola Co.	8,300	348,268
General Mills, Inc.	5,500	271,370
Hormel Foods Corp. (c)	6,700	224,852

		844,490

Gas Utilities (1.0%)
Sempra Energy	7,300	335,946

Healthcare (0.6%)
King Pharmaceuticals, Inc. (b)	12,800	222,592

Hotels Restaurants & Leisure (0.9%)
McDonald’s Corp.	8,600	297,302

Household Products (0.6%)
Colgate-Palmolive Co.	3,300	195,096

8	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (8.0%)
American International Group, Inc.	6,750	$440,438
CIGNA Corp.	3,100	331,700
Genworth Financial, Inc., Class A	9,800	325,360
Hartford Financial Services Group, Inc.	5,900	542,387
MetLife, Inc.	9,000	468,900
St. Paul Travelers Cos., Inc. (The)	12,000	528,360
UnitedHealth Group, Inc.	2,110	104,951

		2,742,096

Media (3.1%)
Time Warner, Inc.	46,900	816,060
Walt Disney Co. (The)	9,000	251,640

		1,067,700

Metals (0.6%)
Commercial Metals Co.	3,900	212,160

Multi-Sector Companies (0.7%)
General Electric Co.	6,900	238,671

Oil & Gas (14.5%)
ChevronTexaco Corp.	12,700	774,954
ConocoPhillips	12,500	836,250
Exxon Mobil Corp.	29,100	1,835,627
Frontier Oil Corp. (c)	3,800	230,014
Marathon Oil Corp.	4,200	333,312
Sunoco, Inc.	2,300	186,392
Tesoro Petroleum Corp.	4,500	314,640
Valero Energy Corp.	6,800	440,232

		4,951,421

Packaging & Containers (0.5%)
Sonoco Products Co. (c)	5,700	178,524

Paper & Forest Products (0.7%)
Louisiana-Pacific Corp. (c)	8,600	237,188

Pharmaceuticals (4.7%)
Merck & Co., Inc.	12,500	430,250
Pfizer, Inc.	39,900	1,010,667
Wyeth	3,500	170,345

		1,611,262

	Shares or Principal Amount	Value

Real Estate (3.0%)
Centex Corp.	4,500	$250,200
General Growth Properties, Inc. (c)	8,500	399,075
Host Marriott Corp. (c)	9,200	193,384
HRPT Properties Trust (c)	16,500	181,170

		1,023,829

Retail (3.9%)
Abercrombie & Fitch Co.	4,500	273,285
Brunswick Corp.	6,400	251,008
Penney (J.C), Co., Inc.	4,200	274,932
Supervalu, Inc.	10,600	307,506
V.F. Corp.	3,600	220,284

		1,327,015

Semiconductors (0.6%)
Freescale Semiconductor, Inc. (b)	6,200	196,354

Services (1.2%)
Manpower, Inc.	3,100	201,965
Sybase, Inc. (b) (c)	9,400	204,638

		406,603

Steel Producers (0.6%)
Reliance Steel & Aluminum Co.	2,300	204,585

Telecommunications (3.7%)
AT&T Inc.	25,900	678,839
Directv Group, Inc. (b) (c)	14,800	252,784
Qwest Communications International, Inc. (b)	51,800	347,578

		1,279,201

Tobacco (1.3%)
Altria Group, Inc.	6,300	460,908

Transportation (1.0%)
YRC Worldwide, Inc. (b) (c)	8,400	352,801

Total Common Stocks		34,203,013

2006 Semiannual Report	9

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Large Cap Value Fund (Continued)

Cash Equivalents (0.4%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $146,938)	$146,881	$146,881

Total Cash Equivalents		146,881

Short-Term Securities Held as Collateral for Securities Lending (12.9%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$4,437,340	$4,437,340

Total Short-Term Securities Held as Collateral for Securities Lending		4,437,340

Total Investments (Cost $33,656,162) (a) — 113.2%		38,787,234

Liabilities in excess of other assets — (13.2)%		(4,537,222)

NET ASSETS — 100.0%		$34,250,012

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of April 30, 2006.

See notes to financial statements.

10	Semiannual Report 2006

Gartmore Mid Cap Growth Fund

For the semiannual period ended April 30, 2006, the Gartmore Mid Cap Growth Fund (Class A at NAV) returned 15.54% versus 15.18% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 16.41%.

During the reporting period, mid-capitalization growth stocks outpaced the broader market and large-cap indexes by a wide margin. The markets benefited from above-trend economic growth and strength in corporate profits. These factors have led to increased corporate capital spending. Forecasts by economists and the federal government call for continued economic growth, albeit at a more moderate pace. This backdrop suggests continued earnings growth throughout 2006. Historically, periods of moderating growth have led investors to seek out higher-earnings-quality companies with superior business models. Consequently, we anticipate a widening of the gap in earnings between higher-quality companies and their competitors.

The Fund outperformed its benchmark during the reporting period, driven by stock selection; nine of ten sectors contributed positively to the portfolio. The top-performing sectors included information technology, financials and consumer discretionary. On an individual stock basis, the three largest contributors to Fund performance were NII Holdings, Inc.; Penn National Gaming, Inc.; and Affiliated Managers Group, Inc. These three stocks also were among the largest holdings during the reporting period.

Detractors from Fund performance came from the health-care, utilities and consumer staples sectors. On an individual basis, significant detractors included St. Jude Medical, Inc.; Comverse Technology, Inc.; and Centex Corp. The weighting of each of these holdings was reduced during the period.

The Fund’s positioning for the latter half of the year remains unchanged. Our portfolio construction process is driven by a bottom-up method of stock selection, which has led to a portfolio that we believe is well positioned to benefit from a global economic recovery.

Looking ahead, we believe that volatile commodity prices and speculation about the actions of the Federal Reserve Board could create near-term headwinds for the market. These factors not only can lead to higher raw material and borrowing costs for many companies but also—and more important—investor uncertainty. We are focusing on companies that are of high quality and have sustainable competitive advantages and low financial risk, as well as solid growth prospects. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection. Further, we remain focused on our goal of providing investors with superior returns throughout a complete market cycle.

Portfolio Manager:

Robert D. Glise, CFA

2006 Semiannual Report	11

Fund Performance	Gartmore Mid Cap Growth Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	Inception[1]
Class A2	w/o SC3	15.54%	28.70%	20.16%
	w/SC4	8.89%	21.31%	18.19%
Class B2	w/o SC3	15.09%	27.76%	19.57%
	w/SC5	10.09%	22.76%	19.03%
Class C2	w/o SC3	15.09%	27.76%	19.57%
	w/SC6	14.09%	26.76%	19.57%
Class R2,7		15.51%	28.61%	20.07%
Institutional Class[7]		15.68%	29.02%	20.45%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares of the Gartmore Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell MidCap Growth—an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $0.9 billion to $18.1 billion as of October 31, 2005, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12	Semiannual Report 2006

Shareholder Expense Example	Gartmore Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Mid Cap Growth Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,155.40	$7.70	1.44%
	Hypothetical	[1]	$1,000.00	$1,017.86	$7.23	1.44%
Class B	Actual		$1,000.00	$1,150.90	$11.47	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.34	$10.79	2.15%
Class C	Actual		$1,000.00	$1,150.90	$11.47	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.34	$10.79	2.15%
Class R	Actual		$1,000.00	$1,155.10	$8.28	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.31	$7.78	1.55%
Institutional Class	Actual		$1,000.00	$1,156.80	$6.15	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.15%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	13

Portfolio Summary	Gartmore Mid Cap Growth Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	95.4%
Cash Equivalents	5.8%
Liabilities in excess of other assets	-1.2%

100.0%

Top Industries
Oil & Gas	8.7%
Telecommunications	8.1%
Retail	8.1%
Computer Software & Services	7.5%
Consumer Products	6.1%
Electronics	5.9%
Medical Products & Services	5.4%
Consumer & Commercial Services	5.4%
Semiconductors	4.9%
Gaming & Leisure	4.7%
Other Assets	35.2%

100.0%

Top Holdings*
L-3 Communications Holdings, Inc.	3.2%
Marvel Technology Group Ltd.	2.5%
Penn National Gaming, Inc.	2.5%
Alliance Data Systems Corp.	2.4%
NII Holdings, Inc.	2.4%
Jabil Circuit, Inc.	2.0%
ResMed, Inc.	2.0%
XTO Energy, Inc.	1.9%
World Fuel Services Corp.	1.9%
Henry (Jack) & Associates, Inc.	1.9%
Other Assets	77.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

14	Semiannual Report 2006

Gartmore Mid Cap Growth Fund

Common Stocks (95.4%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Aerospace & Defense (3.2%)
L-3 Communications Holdings, Inc.	2,560	$209,152

Auction Houses & Art Dealers (0.9%)
Ritchie Brothers Auctioneers, Inc. ADR-CA	1,100	59,290

Banks (2.3%)
East West Bancorp, Inc.	2,080	82,514
Zions Bancorp	810	67,254

		149,768

Business Services (2.5%)
Corporate Executive Board Co. (The)	740	79,276
Nutri/System, Inc. (b)	1,210	82,111

		161,387

Computer Software & Services (7.5%)
F5 Networks, Inc. (b)	870	50,947
Factset Research Systems, Inc.	1,470	64,886
Henry (Jack) & Associates, Inc.	5,410	121,455
Intuit, Inc. (b)	1,520	82,338
Navteq Corp. (b)	600	24,912
Network Appliance, Inc. (b)	2,220	82,295
Satyam Computer Services Ltd.	1,800	64,764

		491,597

Construction (2.5%)
D.R. Horton, Inc.	1,953	58,629
Florida Rock Industries, Inc.	1,120	69,855
SCP Pool Corp.	770	35,974

		164,458

Consumer & Commercial Services (5.4%)
Alliance Data Systems Corp. (b)	2,840	156,200
Dun & Bradstreet Corp. (b)	1,040	80,101
Heartland Payment Systems, Inc. (b)	2,200	57,728
Rollins, Inc.	2,920	59,130

		353,159

Consumer Products (6.1%)
Ball Corp.	1,150	45,977
Church & Dwight, Inc.	1,330	48,771
Crocs, Inc. (b)	2,460	73,554

	Shares or Principal Amount	Value

Consumer Products (continued)
Fortune Brands, Inc.	580	$46,574
Gildan Activewear, Inc., Class A (b)	1,800	85,878
Jarden Corp. (b)	2,945	100,130

		400,884

Electronics (5.9%)
FLIR Systems, Inc. (b)	2,690	65,771
Jabil Circuit, Inc. (b)	3,390	132,175
Microchip Technology, Inc.	3,160	117,742
Multi-Fineline Electronix, Inc. (b)	1,170	68,188

		383,876

Energy (1.1%)
Headwaters, Inc. (b)	2,050	69,044

Financial Services (4.0%)
Affiliated Managers Group, Inc. (b)	640	64,832
BlackRock, Inc.	410	62,131
Investors Financial Services Corp.	1,270	60,782
TD Ameritrade Holding Corp. (b)	3,810	70,714

		258,459

Gaming & Leisure (4.7%)
Penn National Gaming, Inc. (b)	4,020	163,695
Scientific Games Corp. (b)	1,670	63,610
Shuffle Master, Inc. (b)	2,080	76,856

		304,161

Gas & Electric (1.2%)
MDU Resources Group, Inc.	2,120	77,910

Healthcare (2.6%)
Express Scripts, Inc. (b)	340	26,568
Patterson Companies, Inc. (b)	1,150	37,467
St. Jude Medical, Inc. (b)	2,750	108,570

		172,605

Insurance (1.8%)
W.R. Berkley Corp.	3,225	120,680

Medical Products & Services (5.4%)
Dade Behring Holdings, Inc.	1,840	71,760
Fisher Scientific Int’l, Inc. (b)	940	66,317
Kinetic Concept, Inc. (b)	1,161	50,689
Palomar Medical Technologies, Inc. (b)	860	36,283
ResMed, Inc. (b)	3,000	129,451

		354,500

2006 Semiannual Report	15

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil & Gas (8.7%)
EOG Resources, Inc.	1,510	$106,047
Kinder Morgan, Inc.	1,290	113,546
Patterson-UTI Energy, Inc.	3,300	106,788
World Fuel Services Corp.	3,040	121,722
XTO Energy, Inc.	2,920	123,661

		571,764

Pharmaceuticals (1.2%)
Barr Pharmaceuticals, Inc. (b)	1,250	75,688

Retail (8.1%)
Abercrombie & Fitch Co.	1,170	71,054
Bed, Bath & Beyond, Inc. (b)	2,030	77,851
Coach, Inc. (b)	3,510	115,899
Copart, Inc. (b)	2,260	60,681
Office Depot, Inc. (b)	2,820	114,435
Williams Sonoma, Inc.	2,150	90,021

		529,941

Scientific & Technical Instruments (0.8%)
Waters Corp. (b)	1,100	49,852

Security & Commodity Exchanges (0.1%)
Chicago Mercantile Exchange	20	9,160

Semiconductors (4.9%)
KLA-Tencor Corp.	160	7,706
Marvel Technology Group Ltd. (b)	2,880	164,419
MEMC Electronic Materials, Inc. (b)	1,390	56,434
QLogic Corp. (b)	3,750	78,038
Tessera Technologies, Inc. (b)	360	11,545

		318,142

Telecommunications (8.1%)
ADC Telecommunications, Inc. (b)	4,020	90,008
Amdocs Ltd. ADR—GG (b)	2,720	101,184
Comverse Technology, Inc. (b)	2,880	65,232
Neustar, Inc. (b)	3,400	119,340
NII Holdings, Inc. (b)	2,590	155,140

		530,904

	Shares or Principal Amount	Value

Transportation (3.7%)
Expeditors Int’l of Washington, Inc.	630	$53,934
J.B. Hunt Transport Services, Inc.	4,500	107,235
Oshkosh Truck Corp.	1,370	83,844

		245,013

Veterinary Services (1.3%)
VCA Antech, Inc. (b)	2,800	87,052

Waste Disposal (1.4%)
Stericycle, Inc. (b)	1,380	90,859

Total Common Stocks		6,239,305

Cash Equivalents (5.8%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $382,774)	$382,626	382,626

Total Cash Equivalents		382,626

Total Investments (Cost $5,460,297) (a) — 101.2%		6,621,931

Liabilities in excess of other assets — (1.2)%		(81,028)

NET ASSETS — 100.0%		$6,540,903

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depositary Receipt
CA	Canada
GG	Guernsey

See notes to financial statements.

16	Semiannual Report 2006

Gartmore Small Cap Fund

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Fund (Class A at NAV) returned 25.29% versus 18.91% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 17.90%.

Small-capitalization stocks lagged the overall market early in the reporting period but came roaring back to finish the period comfortably ahead of mid-cap and large-cap stocks, as investors demonstrated their appetite for taking on risk. Within the small-cap space, growth outpaced value.

Relative to its benchmark, the Fund was helped primarily by stock selection in the industrials, information technology and health-care sectors. In industrials, standout performers included The GEO Group, Inc. and Williams Scotsman International, Inc. GEO Group, which provides outsourced prison management services, is a stock that we bought at an attractive level after the company lost a key contract. GEO later was successful at winning new business, its profit estimates rose substantially, and the stock rebounded in March and April. Modular space provider Williams Scotsman International benefited from both rising rental rates and higher rental volumes, as demand from the commercial construction and education markets was particularly robust.

Information technology also boosted the Fund’s results, again mainly due to favorable stock selection. Within that sector, semiconductor maker Integrated Device Technology, Inc. was a standout. We bought the stock when market sentiment toward chip companies was negative. Subsequently, Integrated Device Technology made an acquisition that fit well with its existing businesses, and semiconductor demand firmed considerably. Another technology holding worthy of mention was MatrixOne, Inc., which provides product life-cycle management solutions. The stock price jumped at the beginning of March, when Dassault Systèmes offered to acquire MatrixOne at a healthy premium.

Our cash position was the biggest negative influence on the Fund’s returns. Strong capital inflows made it difficult to stay as fully invested as we had intended to. Among sectors, materials detracted modestly from the Fund’s performance. Although our selections in silver mining performed exceptionally well, our decision to underweight steel producers was not a timely call. We were cautious about steel stocks in view of China’s transition from a net importer to a net exporter of the metal. However, the Chinese were surprisingly disciplined in selling their steel supplies on world markets, which helped support the metal’s price.

Looking ahead, we remain optimistic about the small-cap group’s prospects, although it may be difficult for small caps to maintain their pace of the past six months. Valuations still are reasonable by historical standards, and earnings growth continues at a healthy clip. Further, the market could get a boost if the Federal Reserve Board pauses in its campaign to raise interest rates. Overall, the environment should remain favorable for our value-sensitive, research-driven management style.

Portfolio Managers:

Charles Purcell, CFA; William Gerlach, CFA; and Gary Haubold, CFA

2006 Semiannual Report	17

Fund Performance	Gartmore Small Cap Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	25.29%	52.58%	17.21%	15.13%
	w/SC3	18.06%	43.77%	15.83%	14.23%
Class B	w/o SC2	24.91%	51.69%	16.47%	14.42%
	w/SC4	19.91%	46.69%	16.25%	14.42%
Class C5	w/o SC2	24.93%	51.65%	16.47%	14.45%
	w/SC6	23.93%	50.65%	16.47%	14.45%
Class R7,9		25.32%	52.58%	16.77%	14.62%
Institutional Class[8,9]		25.53%	53.09%	17.49%	15.38%
Institutional Service Class[9]		25.81%	53.50%	17.51%	15.39%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

18	Semiannual Report 2006

Shareholder Expense Example	Gartmore Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Small Cap Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,252.90	$7.99	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.91	$7.18	1.43%
Class B	Actual		$1,000.00	$1,249.10	$11.82	2.12%
	Hypothetical	[1]	$1,000.00	$1,014.49	$10.64	2.12%
Class C	Actual		$1,000.00	$1,249.30	$11.66	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.64	$10.49	2.09%
Class R	Actual		$1,000.00	$1,253.20	$8.55	1.53%
	Hypothetical	[1]	$1,000.00	$1,017.41	$7.68	1.53%
Institutional Service Class	Actual		$1,000.00	$1,258.10	$6.72	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%
Institutional Class	Actual		$1,000.00	$1,255.30	$5.98	1.07%
	Hypothetical	[1]	$1,000.00	$1,019.69	$5.37	1.07%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	19

Portfolio Summary	Gartmore Small Cap Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.6%
Cash Equivalents	2.8%
Other Investments*	16.1%
Liabilities in excess of other assets**	-17.5%

100.0%

Top Industries
Computer Software & Services	12.1%
Oil & Gas	7.3%
Financial Services	6.8%
Banking	6.0%
Real Estate Investment Trusts	4.3%
Electronics	3.9%
Telecommunications	3.9%
Insurance	3.6%
Manufacturing	3.4%
Semiconductors	3.4%
Other Assets	45.3%

100.0%

Top Holdings***
Endurance Specialty Holdings Ltd.	1.9%
Lone Star Steakhouse & Saloon, Inc.	1.8%
Great Wolf Resorts, Inc.	1.7%
Williams Scotsman International, Inc.	1.6%
Corel Corp.	1.5%
MTC Technologies, Inc.	1.5%
LECG Corp.	1.4%
WebMethods, Inc.	1.3%
Thomas Weisel Partners Group, Inc.	1.2%
MCG Capital Corp.	1.2%
Other Assets	84.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

20	Semiannual Report 2006

Gartmore Small Cap Fund

Common Stocks (98.6%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Aerospace & Defense (2.7%)
Esterline Technologies Corp. (b)	19,021	$843,011
Moog, Inc., Class A (b)	45,582	1,707,046
MTC Technologies, Inc. (b) (d)	110,045	3,150,588

		5,700,645

Apparel (1.7%)
Foot Locker, Inc.	41,132	953,440
Hot Topic, Inc. (b)	53,419	792,204
Pacific Sunwear of California, Inc. (b)	41,785	973,590
Perry Ellis International, Inc. (b)	37,737	864,177

		3,583,411

Auto Parts & Equipment (0.6%)
CSK Auto Corp. (b)	95,293	1,224,515

Banking (6.0%)
Bankatlantic Bancorp, Class B	65,293	974,172
Colonial BancGroup, Inc.	24,630	638,656
Dime Community Bancshares (d)	63,500	899,795
First Midwest Bancorp, Inc. (d)	21,309	767,763
Firstbank Corp.	17,789	424,090
Franklin Bank Corp. (b) (d)	32,340	627,719
Mainsource Financial Group, Inc. (d)	69,260	1,218,283
MortgageIT Holdings, Inc. (d)	58,757	674,530
Placer Sierra Bancshares (d)	57,831	1,535,413
Texas Regional Bancshares, Inc.	49,974	1,432,755
UCBH Holdings, Inc.	95,926	1,696,931
Washington Trust Bancorp, Inc.	11,300	298,094
Wintrust Financial Corp.	30,913	1,599,748

		12,787,949

Book Publishing (0.1%)
Readers Digest Association	20,890	287,864

Building Materials (0.3%)
Meritage Corp. (b)	10,877	713,314

Business Services & Equipment (3.1%)
Angelica Corp. (d)	39,934	810,261
Ares Capital Corp. (d)	30,283	513,600
Ciber, Inc. (b) (d)	196,247	1,344,292
Dexcom, Inc. (b) (d)	14,814	372,720

	Shares or Principal Amount	Value

Business Services & Equipment (continued)
Gevity HR, Inc. (d)	57,851	$1,486,192
Jack Henry & Associates, Inc.	29,714	667,079
Volt Information Sciences, Inc. (b) (d)	29,408	922,823
WebSideStory, Inc. (b) (d)	28,604	491,417

		6,608,384

Chemicals (2.1%)
Chemtura Corp.	152,611	1,861,854
Huntsman Corp. (b)	103,171	2,027,310
NOVA Chemicals Corp. (d)	19,377	574,722

		4,463,886

Coal (0.6%)
James River Coal Co. (b) (d)	18,684	656,742
Natural Resource Partners LP	9,591	517,914
Natural Resource Partners LP	578	32,426

		1,207,082

Communication Equipment (0.3%)
Polycom, Inc. (b)	26,150	575,300

Computer Software & Services (12.1%)
Agile Software Corp. (b) (d)	272,257	1,897,631
Alliance Data Systems Corp. (b)	33,304	1,831,720
Catapult Communications Corp. (b)	60,747	726,534
Compuware Corp. (b)	307,252	2,359,695
Corel Corp. (b)	203,520	3,256,320
Extreme Networks, Inc. (b)	341,804	1,551,790
Hyperion Solutions Corp. (b)	52,201	1,598,395
Kanbay International, Inc. (b)	36,921	572,276
McData Corp., Class A (b) (d)	161,160	778,403
MRO Software, Inc. (b) (d)	31,153	592,530
Omnicell, Inc. (b)	18,868	251,322
Qad, Inc.	49,978	379,833
Quest Software, Inc. (b)	48,669	837,593
Silicon Storage Technology, Inc. (b) (d)	199,354	911,048
SSA Global Technologies, Inc. (b) (d)	58,862	912,361
Synnex Corp. (b)	51,533	976,550
TIBCO Software, Inc. (b)	156,587	1,349,780
Vignette Corp. (b)	62,878	996,616

2006 Semiannual Report	21

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Computer Software & Services (continued)
WebMethods, Inc. (b)	281,555	$2,694,481
Wind River Systems, Inc. (b)	100,398	1,145,541

		25,620,419

Construction & Building Materials (1.9%)
Interline Brands, Inc. (b) (d)	78,726	2,109,858
Perini Corp. (b) (d)	11,714	351,771
RPM International, Inc.	86,206	1,586,190

		4,047,819

Consulting Services (1.4%)
LECG Corp. (b)	166,476	3,078,141

Consumer Goods & Services (0.7%)
R. H. Donnelley Corp.	24,644	1,383,268

Containers (0.6%)
Owens- Illinois, Inc. (b)	64,471	1,178,530

Correctional institutions (0.5%)
Geo Group, Inc. (b)	30,018	1,075,845

Defense (0.0%)
Kaman, Class A	2,589	62,913

Distribution (1.1%)
Bell Microproducts, Inc. (b) (d)	172,253	1,119,645
Directed Electronics, Inc. (b)	79,900	1,306,365

		2,426,010

Drugs (0.4%)
Amylin Pharmaceuticals (b)	14,320	623,636
CV Therapeutics (b) (d)	7,310	145,104

		768,740

Electronics (3.9%)
ATI Technologies, Inc. (b)	84,413	1,310,090
Celestica, Inc. (b)	127,073	1,430,842
EDO Corp. (d)	51,991	1,358,525
Hubbell, Inc., Class B	20,797	1,074,165
Intergrated Silicon Solution, Inc. (b) (d)	167,588	1,107,757
Symbol Technologies, Inc.	132,785	1,414,160
Syniverse Holdings, Inc. (b) (d)	38,631	684,155

		8,379,694

	Shares or Principal Amount	Value

Energy (0.9%)
CMS Energy Corp. (b)	74,210	$988,478
Energy Conversion Devices, Inc. (b)	6,214	310,762
Headwaters, Inc. (b) (d)	1,341	45,165
KFx, Inc. (b) (d)	35,408	639,114

		1,983,519

Engineering (1.1%)
Michael Baker Corp. (b)	49,417	1,382,688
URS Corp. (b)	21,907	943,534

		2,326,222

Entertainment (1.7%)
Great Wolf Resorts, Inc. (b) (d)	331,824	3,633,473

Financial Services (6.8%)
Advance America Cash Advance Centers, Inc.	81,230	1,201,392
American Capital Strategies Ltd. (d)	22,495	783,276
CompuCredit Corp. (b)	27,444	1,096,388
Deluxe Corp.	33,607	801,191
Eaton Vance Corp. (d)	50,239	1,430,304
KKR Financial Corp.	70,580	1,524,528
MCG Capital Corp. (d)	169,034	2,494,942
NBC Capital Corp. (d)	17,994	382,912
South Financial Group, Inc.	25,000	678,250
Thomas Weisel Partners Group, Inc. (b)	131,015	2,655,673
Triad Guaranty, Inc. (b)	17,129	933,873
United PanAm Financial Corp. (b) (d)	17,210	516,128

		14,498,857

Healthcare (1.3%)
Amedisys, Inc. (b) (d)	2,405	79,750
American Retirement Corp. (b) (d)	39,852	1,012,241
Brookdale Senior Living, Inc. (d)	16,928	643,941
Hythiam, Inc. (b) (d)	118,940	1,063,323
PSS World Medical, Inc. (b) (d)	1,443	26,032

		2,825,287

22	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (3.6%)
Aspen Insurance Holdings Ltd.	42,800	$1,042,180
Endurance Specialty Holdings Ltd.	132,918	4,115,141
PMI Group, Inc. (The)	36,417	1,680,645
U.S.I. Holdings Corp. (b) (d)	54,954	835,301

		7,673,267

Internet (1.6%)
Corillian Corp. (b)	148,764	511,748
Interwoven, Inc. (b)	17,245	175,037
NetRatings, Inc. (b) (d)	100,548	1,303,102
Radware Ltd. (b)	83,771	1,327,770

		3,317,657

Machinery (0.7%)
Applied Industrial Technology, Inc.	18,987	788,910
Kennametal, Inc.	10,214	631,736

		1,420,646

Manufacturing (3.4%)
Alberto-Culver Co.	38,867	1,747,850
Applied Films Corp. (b) (d)	66,846	1,465,264
Barnes Group, Inc. (d)	35,785	1,612,830
Grand Prideco, Inc. (b)	5,542	283,750
Pall Corp.	51,691	1,560,034
Timken Co.	15,094	526,781

		7,196,509

Medical (2.4%)
Acorda Theraputics Inc. (b)	75,000	367,500
Adolor Corp. (b)	39,976	940,235
Atricure, Inc. (b)	8,040	68,340
Cutera, Inc. (b) (d)	11,364	299,100
Hologic, Inc. (b)	8,000	381,360
I-Flow Corp. (b) (d)	10,760	147,197
Immucor, Inc. (b) (d)	24,127	700,889
Iridex Corp. (b)	65,000	742,300
Keryx Biopharmaceuticals, Inc. (b) (d)	6,300	107,289
LHC Group, Inc. (b)	28,237	491,324
Momenta Pharmaceuticals, Inc. (b) (d)	22,694	383,756
Neurometrix, Inc. (b) (d)	9,122	344,082

	Shares or Principal Amount	Value

Medical (continued)
Sun Healthcare Group, Inc. (b)	27,880	$231,962

		5,205,334

Metals (1.6%)
Cleveland-Cliffs, Inc. (d)	28,953	2,478,087
Hecla Mining Co. (b) (d)	120,087	776,963

		3,255,050

Oil & Gas (7.3%)
Bronco Drilling Co., Inc. (b) (d)	5,499	148,528
Complete Production Services, Inc. (b)	24,500	647,535
Denbury Resources, Inc. (b)	24,303	792,278
Encore Acquisition Co. (b) (d)	10,000	306,400
Energy Partners Ltd. (b) (d)	981	25,300
Energy Transfer Equity	38,160	950,184
EXCO Resources, Inc. (b)	34,230	439,171
FMC Technologies, Inc. (b)	2,010	109,706
Forest Oil Corp. (b) (d)	9,863	360,690
Hydril Co. (b)	260	20,842
Key Energy Group, Inc. (b) (d)	13,890	237,380
Linn Energy LLC (b)	17,060	346,147
Mariner Energy, Inc. (b)	15,743	306,204
McMoran Exploration Co. (b) (d)	37,000	640,840
National-Oilwell, Inc. (b)	2,419	166,838
Noble Energy, Inc.	1,792	80,604
Particle Drilling Technologies, Inc. (b) (d)	15,300	85,680
Pioneer Drilling Co. (b)	21,781	353,070
Riata Energy (b) (c)	45,000	810,000
Rowan Cos., Inc.	1,368	60,643
Superior Energy Services, Inc. (b)	21,580	693,797
Swift Energy Co. (b)	23,954	1,014,691
Todco	13,610	624,291
Transglobe Energy Corp. (b)	36,350	213,375
Warren Resources, Inc. (b) (d)	140,849	2,129,637
Warrior Energy Service Corp. (b)	6,440	193,200
Western Refining, Inc.	14,580	294,953
Willbros Group, Inc. (b) (d)	10,490	231,829
Williams Scotsman International, Inc. (b)	135,431	3,327,539

		15,611,352

2006 Semiannual Report	23

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Paper & Related Products (2.6%)
Bowater, Inc. (d)	23,275	$634,709
Ennis, Inc. (d)	122,201	2,407,360
Potlatch Corp. (d)	24,350	948,189
Smurfit-Stone Container Corp. (b)	110,452	1,430,353

		5,420,611

Pharmaceuticals (1.8%)
Acadia Pharmaceuticals, Inc. (b) (d)	136,024	1,573,798
Alnylam Pharmaceuticals, Inc. (b)	58,756	904,842
Conor Medsystems, Inc. (b)	1,360	36,720
Human Genome Sciences, Inc. (b) (d)	15,220	173,660
Medicis Pharmaceutical Corp., Class A (d)	3,000	98,640
Nitromed, Inc. (b) (d)	6,027	50,325
NPS Pharmaceuticals, Inc. (b) (d)	6,680	57,248
Nuvelo, Inc. (b) (d)	28,640	468,837
Panacos Pharmaceuticals, Inc. (b)	20,277	141,736
Tercica, Inc. (b) (d)	50,880	321,562

		3,827,368

Pollution Control (0.1%)
ADA-ES, Inc. (b)	2,696	60,067
Rentech, Inc. (b)	48,800	205,448

		265,515

Railroad Equipment (0.3%)
American Railcar Industries	20,056	715,999

Real Estate Investment Trusts (4.3%)
American Financial Realty Trust	65,725	747,951
Deerfield Triarc Capital Corp.	113,992	1,520,653
Five Star Quality Care (b)	149,200	1,536,759
Global Signal, Inc. (d)	11,705	581,739
Hersha Hospitality Trust	145,178	1,328,379
Hospitality Properties Trust	28,417	1,224,773
Lexington Corporate Properties Trust	33,682	726,184
Redwood Trust, Inc.	16,287	691,709
Trammell Crow Co. (b) (d)	19,369	754,035

		9,112,182

	Shares or Principal Amount	Value

Research & Development (0.1%)
SFBC International, Inc. (b) (d)	5,043	$117,754

Restaurants (1.8%)
Lone Star Steakhouse & Saloon, Inc.	138,044	3,763,079

Retail (3.3%)
Callaway Golf Co.	99,594	1,591,511
Lenox Group, Inc. (b)	41,700	567,954
New York & Co., Inc. (b) (d)	74,112	1,153,924
PC Connection (b) (d)	188,465	1,111,944
School Specialty, Inc. (b) (d)	27,542	1,001,703
Talbots, Inc. (d)	30,424	721,657
Urban Outfitters, Inc. (b)	41,024	951,757

		7,100,450

Semiconductors (3.4%)
Bookham, Inc. (b)	102,704	625,467
DSP Group, Inc. (b)	58,215	1,574,134
Emulex Corp. (b)	75,748	1,374,826
Novellus Systems, Inc. (b)	62,035	1,532,265
Photronics, Inc. (b)	116,281	2,089,569

		7,196,261

Telecommunications (3.9%)
Alaska Communications Systems Group, Inc.	38,860	490,025
Andrew Corp. (b)	165,513	1,751,128
Applied Signal Technology, Inc. (d)	43,693	784,289
Avanex Corp. (b)	185,635	425,104
C&D Technologies, Inc. (d)	181,004	1,458,892
Consolidated Communications Holdings, Inc.	45,174	686,645
CPI International, Inc. (b)	54,140	974,520
Valor Communications Group (d)	127,742	1,667,033

		8,237,636

Tobacco (0.4%)
Loews Corp.-Carolina Group	14,584	747,284

Transportation (3.2%)
Eagle Bulk Shipping, Inc. (d)	1,084	15,078
Emergency Medical Services (b)	100,422	1,240,212

24	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Transportation (continued)
ExpressJet Holdings, Inc. (b)	182,310	$1,020,936
Genco Shipping & Trading (d)	12,380	213,679
Greenbrier Cos., Inc. (The) (d)	47,319	1,899,858
Omega Navigation Enterprises, Inc., Class A (b)	54,740	878,577
RailAmerica, Inc. (b) (d)	94,213	1,075,912
Seaspan Corp.	3,940	86,877
StealthGas, Inc.	26,171	353,309

		6,784,438

Waste Management (0.2%)
WCA Waste Corp. (b)	56,302	418,324

Water Treatment Systems (0.7%)
Nalco Holding Co. (b)	83,976	1,582,948

Total Common Stocks		209,410,751

Cash Equivalents (2.8%)
Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $6,010,442)	$6,008,124	6,008,124

Total Cash Equivalents		6,008,124

Short-Term Securities Held as Collateral for Securities Lending (16.1%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — Note 2 (Securities Lending)	$34,216,768	$34,216,768

Total Short-Term Securities Held as Collateral for Securities Lending		34,216,768

Total Investments (Cost $242,057,757) (a) — 117.5%		249,635,643

Liabilities in excess of other assets — (17.5)%		(37,120,296)

NET ASSETS — 100.0%		$212,515,347

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	Private Placement Security
(d)	All or part of the security was on loan as of April 30, 2006

See notes to financial statements.

2006 Semiannual Report	25

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Large Cap Value Fund	Gartmore Mid Cap Growth Fund	Gartmore Small Cap Fund
Assets:
Investments, at value (cost $33,509,281; $5,077,671; and $236,049,633; respectively)	$38,640,353	$6,239,305	$243,627,519
Repurchase agreements, at cost and value	146,881	382,626	6,008,124

Total Investments	38,787,234	6,621,931	249,635,643

Interest and dividends receivable	48,031	2,750	146,929
Receivable for capital shares issued	30,672	2,176	1,890,544
Receivable for investments sold	–	85,437	7,258,511
Receivable from adviser	2,465	2,169	–
Prepaid expenses and other assets	648	17,520	29,593

Total Assets:	38,869,050	6,731,983	258,961,220

Liabilities:
Payable to adviser	–	–	7,834
Payable for investments purchased	–	183,331	11,688,348
Payable for capital shares redeemed	133,676	–	302,470
Payable for return of collateral received for securities on loan	4,437,340	–	34,216,768
Accrued expenses and other payables
Investment advisory fees	20,904	3,962	139,467
Fund administration and transfer agent fees	1,674	975	11,801
Distribution fees	11,160	1,003	60,916
Administrative services fees	2,226	433	6,972
Other	12,058	1,376	11,297

Total Liabilities:	4,619,038	191,080	46,445,873

Net Assets	$34,250,012	$6,540,903	$212,515,347

Represented by:
Capital	$25,603,680	$5,110,523	$189,548,660
Accumulated net investment income (loss)	18,606	(6,988)	186,342
Accumulated net realized gains (losses) on investment transactions	3,496,654	275,734	15,202,459
Net unrealized appreciation (depreciation) on investments	5,131,072	1,161,634	7,577,886

Net Assets	$34,250,012	$6,540,903	$212,515,347

Net Assets:
Class A Shares	$27,367,755	$2,399,393	$130,550,398
Class B Shares	1,466,421	207,186	6,546,554
Class C Shares	5,414,339	438,550	43,134,962
Class R Shares	1,497	1,470	286,122
Institutional Service Class Shares	–	–	668,782
Institutional Class Shares	–	3,494,304	31,328,529

Total	$34,250,012	$6,540,903	$212,515,347

See notes to financial statements.

26	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
Shares outstanding (unlimited number of shares authorized)
Class A Shares	1,949,541		140,725		6,402,169
Class B Shares	106,028		12,383		339,374
Class C Shares	393,036		26,209		2,231,971
Class R Shares	108		87		14,617
Institutional Service Class Shares	–		–		32,184
Institutional Class Shares	–		203,026		1,508,231

Total	2,448,713		382,430		10,528,546

Net asset value and redemption price per share:
Class A Shares	$14.04		$17.05		$20.39
Class B Shares (a)	$13.83		$16.73		$19.29
Class C Shares (b)	$13.78		$16.73		$19.33
Class R Shares	$13.85	(c)	$16.99	(c)	$19.57
Institutional Service Class Shares	$–		$–		$20.78
Institutional Class Shares	$–		$17.21		$20.77

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.90		$18.09		$21.63

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

2006 Semiannual Report	27

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Large Cap Value Fund	Gartmore Mid Cap Growth Fund	Gartmore Small Cap Fund
INVESTMENT INCOME:
Interest income	$6,009	$5,679	$94,231
Dividend income	452,831	25,221	886,084
Income from securities lending	1,741	–	56,498

Total Income	460,581	30,900	1,036,813

Expenses:
Investment advisory fees	130,590	20,964	514,198
Fund administration and transfer agent fees	23,126	4,690	64,189
Distribution fees Class A	35,184	2,556	89,641
Distribution fees Class B	7,123	948	19,318
Distribution fees Class C	26,255	1,818	93,405
Distribution fees Class R	3	3	475
Administrative services fees Class A	16,303	418	23,145
Administrative services fees Institutional Service Class	–	–	152
Registration and filing fees	36,087	19,316	21,093
Trustee fees	386	85	1,306
Other	12,456	1,769	24,072

Total expenses before reimbursed expenses	287,513	52,567	850,994
Earnings credit (Note 5)	(119)	(22)	(523)
Expenses reimbursed	(2,465)	(14,657)	–

Total Expenses	284,929	37,888	850,471

Net Investment Income (Loss)	175,652	(6,988)	186,342

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	3,684,342	277,244	15,451,603
Net change in unrealized appreciation/depreciation on investments	225,834	504,163	7,124,704

Net realized/unrealized gains (losses) on investments	3,910,176	781,407	22,576,307

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,085,828	$774,419	$22,762,649

See notes to financial statements.

28	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$175,652	$318,056	$(6,988)	$(33,008)
Net realized gains (losses) on investment transactions	3,684,342	2,593,142	277,244	289,653
Net change in unrealized appreciation/depreciation on investments	225,834	630,826	504,163	257,619

Change in net assets resulting from operations	4,085,828	3,542,024	774,419	514,264

Distributions to Class A Shareholders from:
Net investment income	(166,774)	(292,757)	–	–
Net realized gains on investments	(1,268,930)	–	(97,283)	(71,449)

Distributions to Class B Shareholders from:
Net investment income	(4,412)	(5,475)	–	–
Net realized gains on investments	(63,086)	–	(9,402)	(7,217)

Distributions to Class C Shareholders from:
Net investment income	(16,063)	(15,770)	–	–
Net realized gains on investments	(238,237)	–	(18,732)	(10,728)

Distributions to Class R Shareholders from:
Net investment income	(8)	(15)	–	–
Net realized gains on investments	(61)	–	(69)	(54)

Distributions to Institutional Class Shareholders from:
Net realized gains on investments	–	–	(142,046)	(75,664)

Change in net assets from shareholder distributions	(1,757,571)	(314,017)	(267,532)	(165,112)

Change in net assets from capital transactions	(2,542,327)	4,663,284	1,420,826	869,394

Change in net assets	(214,070)	7,891,291	1,927,713	1,218,546

Net Assets:
Beginning of period	34,464,082	26,572,791	4,613,190	3,394,644

End of period	$34,250,012	$34,464,082	$6,540,903	$4,613,190

Accumulated net investment income (loss)	$18,606	$30,211	$(6,988)	$–

See notes to financial statements.

2006 Semiannual Report	29

Statements of Changes in Net Assets (Continued)

	Gartmore Small Cap Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$186,342	$(105,845)
Net realized gains (losses) on investment transactions	15,451,603	7,924,590
Net change in unrealized appreciation/depreciation on investments	7,124,704	(99,177)

Change in net assets resulting from operations	22,762,649	7,719,568

Distributions to Class A Shareholders from:
Net realized gains on investments	(5,779,273)	(2,870,561)

Distributions to Class B Shareholders from:
Net realized gains on investments	(354,694)	(192,097)

Distributions to Class C Shareholders from:
Net realized gains on investments	(1,081,774)	(25,187)

Distributions to Class R Shareholders from:
Net realized gains on investments	(26,624)	(138)

Distributions to Institutional Service Class Shareholders from:
Net realized gains on investments	(62,291)	(894)

Distributions to Institutional Class Shareholders from:
Net realized gains on investments	(161,036)	(18,313)

Change in net assets from shareholder distributions	(7,465,692)	(3,107,190)

Change in net assets from capital transactions	147,638,312	20,140,520

Change in net assets	162,935,269	24,752,898

Net Assets:
Beginning of period	49,580,078	24,827,180

End of period	$212,515,347	$49,580,078

Accumulated net investment income (loss)	$186,342	$–

See notes to financial statements.

30	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Large Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$10.96	0.10	(0.98)	(0.88)	(0.10)	–	(0.10)	$9.98	(8.07%	)	$27,824	1.15%		0.96%		1.64%		0.47%		156.09%
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)	$23,581	1.36%		0.81%		1.48%		0.69%		91.03%
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79	(0.10)	–	(0.10)	$10.44	20.57%		$24,800	1.39%		1.06%		1.47%		0.98%		77.28%
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45	(0.10)	–	(0.10)	$11.79	13.92%		$24,846	1.39%		0.91%		1.45%		0.84%		58.61%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	–	(0.14)	$13.14	12.63%		$28,232	1.44%		1.09%		1.47%		1.06%		67.00%
Six Months Ended April 30, 2006 (Unaudited)	$13.14	0.08	1.50	1.58	(0.08)	(0.60)	(0.68)	$14.04	12.39%	(g)	$27,368	1.52%	(h)	1.13%	(h)	1.53%	(h)	1.12%	(h)	52.25%

Class B Shares
Year Ended October 31, 2001 (d)	$10.84	0.02	(0.98)	(0.96)	(0.02)	–	(0.02)	$9.86	(8.84%	)	$528	1.90%		0.21%		3.24%		(1.13%	)	156.09%
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)	$576	2.02%		0.14%		2.17%		(0.01%	)	91.03%
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70	(0.04)	–	(0.04)	$10.30	19.80%		$751	2.00%		0.43%		2.08%		0.35%		77.28%
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36	(0.03)	–	(0.03)	$11.63	13.25%		$982	2.00%		0.29%		2.06%		0.22%		58.61%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	–	(0.06)	$12.96	11.97%		$1,342	2.06%		0.46%		2.08%		0.44%		67.00%
Six Months Ended April 30, 2006 (Unaudited)	$12.96	0.03	1.48	1.51	(0.04)	(0.60)	(0.64)	$13.83	12.00%	(g)	$1,466	2.15%	(h)	0.49%	(h)	2.16%	(h)	0.47%	(h)	52.25%

Class C Shares
Period Ended October 31, 2001 (e)	$11.21	0.02	(1.34)	(1.32)	(0.04)	–	(0.04)	$9.85	(11.82%	)(g)	$58	1.90%	(h)	0.11%	(h)	3.94%	(h)	(1.93%	)(h)	156.09%
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)	$80	2.03%		0.13%		2.15%		0.01%		91.03%
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70	(0.05)	–	(0.05)	$10.28	19.77%		$248	2.00%		0.38%		2.08%		0.30%		77.28%
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36	(0.04)	–	(0.04)	$11.60	13.25%		$743	2.00%		0.21%		2.06%		0.14%		58.61%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	–	(0.08)	$12.91	11.98%		$4,888	2.06%		0.34%		2.07%		0.34%		67.00%
Six Months Ended April 30, 2006 (Unaudited)	$12.91	0.03	1.48	1.51	(0.04)	(0.60)	(0.64)	$13.78	12.05%	(g)	$5,414	2.15%	(h)	0.48%	(h)	2.16%	(h)	0.47%	(h)	52.25%

Class R Shares
Period Ended October 31, 2003 (f)	$9.92	–	0.39	0.39	–	–	–	$10.31	3.93%	(g)	$1	1.60%	(h)	0.48%	(h)	2.06%	(h)	0.02%	(h)	77.28%
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41	(0.08)	–	(0.08)	$11.64	13.71%		$1	1.54%		0.75%		1.86%		0.42%		58.61%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	–	(0.15)	$12.97	12.73%		$1	1.33%		1.18%		1.38%		1.12%		67.00%
Six Months Ended April 30, 2006 (Unaudited)	$12.97	0.07	1.49	1.56	(0.08)	(0.60)	(0.68)	$13.85	12.37%	(g)	$1	1.57%	(h)	1.05%	(h)	1.60%	(h)	1.02%	(h)	52.25%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) Not annualized.

(h)Annualized.

See notes to financial statements.

2006 Semiannual Report	31

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d) (e)	$9.88	(0.08)	–		4.04	3.96	–	–	$13.84	40.08%	(i)	$522	1.40%	(j)	(1.02%	)(j)	7.09%	(j)	(6.71%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.13)	–		0.87	0.74	(0.37)	(0.37)	$14.21	5.44%		$1,463	1.40%		(0.98%	)	2.51%		(2.08%	)	94.56%
Year Ended October 31, 2005	$14.21	(0.13)	–		2.16	2.03	(0.69)	(0.69)	$15.55	14.42%		$1,678	1.42%		(0.87%	)	2.38%		(1.84%	)	68.86%
Six Months Ended April 30, 2006 (Unaudited)	$15.55	(0.02)	–	(k)	2.36	2.34	(0.84)	(0.84)	$17.05	15.54%	(i)	$2,399	1.44%	(j)	(0.34%	)(j)	1.96%	(j)	(0.86%	)(j)	34.66%

Class B Shares
Period Ended October 31, 2003 (e) (f)	$13.17	(0.05)	–		0.72	0.67	–	–	$13.84	5.09%	(i)	$18	2.15%	(j)	(1.82%	)(j)	7.76%	(j)	(7.43%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.20)	–		0.84	0.64	(0.37)	(0.37)	$14.11	4.70%		$153	2.15%		(1.74%	)	3.27%		(2.86%	)	94.56%
Year Ended October 31, 2005	$14.11	(0.24)	–		2.15	1.91	(0.69)	(0.69)	$15.33	13.65%		$173	2.15%		(1.61%	)	3.11%		(2.56%	)	68.86%
Six Months Ended April 30, 2006 (Unaudited)	$15.33	(0.08)	–	(k)	2.32	2.24	(0.84)	(0.84)	$16.73	15.09%	(i)	$207	2.15%	(j)	(1.03%	)(j)	2.68%	(j)	(1.56%	)(j)	34.66%

Class C Shares
Period Ended October 31, 2003 (f)	$13.17	(0.05)	–		0.72	0.67	–	–	$13.84	5.09%	(i)	$1	2.15%	(j)	(1.87%	)(j)	7.55%	(j)	(7.27%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.23)	–		0.87	0.64	(0.37)	(0.37)	$14.11	4.70%		$224	2.15%		(1.72%	)	3.17%		(2.74%	)	94.56%
Year Ended October 31, 2005	$14.11	(0.27)	–		2.18	1.91	(0.69)	(0.69)	$15.33	13.65%		$230	2.15%		(1.60%	)	3.18%		(2.64%	)	68.86%
Six Months Ended April 30, 2006 (Unaudited)	$15.33	(0.07)	–	(k)	2.31	2.24	(0.84)	(0.84)	$16.73	15.09%	(i)	$439	2.15%	(j)	(1.02%	)(j)	2.67%	(j)	(1.54%	)(j)	34.66%

Class R Shares
Period Ended October 31, 2003 (g)	$13.08	(0.01)	–		0.79	0.78	–	–	$13.86	5.96%	(i)	$1	1.75%	(j)	(1.54%	)(j)	7.41%	(j)	(7.20%	)(j)	74.46%
Year Ended October 31, 2004	$13.86	(0.17)	–		0.86	0.69	(0.37)	(0.37)	$14.18	5.06%		$1	1.66%		(1.27%	)	2.63%		(2.24%	)	94.56%
Year Ended October 31, 2005	$14.18	(0.15)	–		2.17	2.02	(0.69)	(0.69)	$15.51	14.38%		$1	1.49%		(0.97%	)	2.53%		(2.00%	)	68.86%
Six Months Ended April 30, 2006 (Unaudited)	$15.51	(0.04)	–	(k)	2.36	2.32	(0.84)	(0.84)	$16.99	15.51%	(i)	$1	1.55%	(j)	(0.45%	)(j)	2.17%	(j)	(1.07%	)(j)	34.66%

Institutional Class Shares
Period Ended October 31, 2002 (h)	$10.00	(0.01)	–		0.27	0.26	–	–	$10.26	2.60%	(i)	$1,026	1.15%	(j)	(0.69%	)(j)	20.62%	(j)	(20.16%	)(j)	3.74%
Year Ended October 31, 2003	$10.26	(0.09)	–		3.69	3.60	–	–	$13.86	35.09%		$1,384	1.15%		(0.76%	)	5.96%		(5.56%	)	74.46%
Year Ended October 31, 2004	$13.86	(0.10)	–		0.88	0.78	(0.37)	(0.37)	$14.27	5.73%		$1,553	1.15%		(0.72%	)	2.26%		(1.83%	)	94.56%
Year Ended October 31, 2005	$14.27	(0.07)	–		2.16	2.09	(0.69)	(0.69)	$15.67	14.79%		$2,531	1.15%		(0.61%	)	1.98%		(1.43%	)	68.86%
Six Months Ended April 30, 2006 (Unaudited)	$15.67	–	–	(k)	2.38	2.38	(0.84)	(0.84)	$17.21	15.68%	(i)	$3,494	1.15%	(j)	(0.05%	)(j)	1.67%	(j)	(0.57%	)(j)	34.66%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h)For the period from October 1, 2002 (commencement of operations) through October 31, 2002.

(i)  Not annualized.

(j)  Annualized.

(k) Amount is less than $0.005.

See notes to financial statements.

32	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$13.12	(0.02)	–		(1.23)	(1.25)	(1.08)	(1.08)	$10.79	(10.09%	)	$21,190		1.35%		(0.17%	)	2.00%		(0.82%	)	119.03%
Year Ended October 31, 2002	$10.79	(0.02)	–		(1.16)	(1.18)	–	–	$9.61	(10.94%	)	$20,290		1.51%		(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	$9.61	(0.05)	–		4.12	4.07	–	–	$13.68	42.35%		$21,198		1.59%		(0.37%	)	1.70%		(0.48%	)	100.05%
Year Ended October 31, 2004	$13.68	(0.09)	0.05		2.12	2.08	(0.17)	(0.17)	$15.59	15.33%		$23,023		1.59%		(0.55%	)	(j	)	(j	)	341.57%
Year Ended October 31, 2005	$15.59	(0.03)	–		4.65	4.62	(1.93)	(1.93)	$18.28	31.51%		$40,539		1.67%		(0.27%	)	1.69%		(0.28%	)	292.46%
Six Months Ended April 30, 2006 (Unaudited)	$18.28	0.02	–	(k)	4.25	4.27	(2.16)	(2.16)	$20.39	25.29%	(g)	$130,550		1.43%	(h)	0.40%	(h)	(j	)	(j	)	120.90%

Class B Shares
Year Ended October 31, 2001	$13.02	(0.09)	–		(1.24)	(1.33)	(1.08)	(1.08)	$10.61	(10.84%	)	$854		2.10%		(0.93%	)	3.74%		(2.57%	)	119.03%
Year Ended October 31, 2002	$10.61	(0.09)	–		(1.13)	(1.22)	–	–	$9.39	(11.50%	)	$950		2.17%		(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	$9.39	(0.10)	–		4.00	3.90	–	–	$13.29	41.53%		$1,368		2.20%		(1.00%	)	2.30%		(1.10%	)	100.05%
Year Ended October 31, 2004	$13.29	(0.17)	0.05		2.04	1.92	(0.17)	(0.17)	$15.04	14.57%		$1,496		2.20%		(1.16%	)	(j	)	(j	)	341.57%
Year Ended October 31, 2005	$15.04	(0.12)	–		4.46	4.34	(1.93)	(1.93)	$17.45	30.72%		$2,302		2.29%		(0.88%	)	2.32%		(0.90%	)	292.46%
Six Months Ended April 30, 2006 (Unaudited)	$17.45	(0.01)	–	(k)	4.01	4.00	(2.16)	(2.16)	$19.29	24.91%	(g)	$6,547		2.12%	(h)	(0.25%	)(h)	(j	)	(j	)	120.90%

Class C Shares
Period Ended October 31, 2001 (d)	$11.33	(0.04)	–		(0.66)	(0.70)	–	–	$10.63	(6.18%	)(g)	$20		2.10%	(h)	(1.26%	)(h)	5.62%	(h)	(4.78%	)(h)	119.03%
Year Ended October 31, 2002	$10.63	(0.09)	–		(1.13)	(1.22)	–	–	$9.41	(11.48%	)	$28		2.17%		(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	$9.41	(0.09)	–		3.99	3.90	–	–	$13.31	41.45%		$89		2.20%		(1.04%	)	2.31%		(1.15%	)	100.05%
Year Ended October 31, 2004	$13.31	(0.13)	0.05		2.01	1.93	(0.17)	(0.17)	$15.07	14.62%		$180		2.20%		(1.16%	)	(j	)	(j	)	341.57%
Year Ended October 31, 2005 (i)	$15.07	(0.17)	–		4.51	4.34	(1.93)	(1.93)	$17.48	30.67%		$5,468		2.33%		(1.00%	)	2.33%		(1.00%	)	292.46%
Six Months Ended April 30, 2006 (Unaudited)	$17.48	(0.01)	–	(k)	4.02	4.01	(2.16)	(2.16)	$19.33	24.93%	(g)	$43,135		2.09%	(h)	(0.29%	)(h)	(j	)	(j	)	120.90%

Class R Shares
Period Ended October 31, 2004 (e)	$14.03	(0.09)	0.05		1.11	1.07	–	–	$15.10	7.63%	(g)	$1		1.73%	(h)	(0.63%	)(h)	(j	)	(j	)	341.57%
Year Ended October 31, 2005	$15.10	(0.03)	–		4.49	4.46	(1.93)	(1.93)	$17.63	31.47%		$152		1.74%		(0.25%	)	1.74%		(0.25%	)	292.46%
Six Months Ended April 30, 2006 (Unaudited)	$17.63	0.03	–	(k)	4.07	4.10	(2.16)	(2.16)	$19.57	25.32%	(g)	$286		1.53%	(h)	0.39%	(h)	(j	)	(j	)	120.90%

Institutional Service Class Shares
Year Ended October 31, 2001	$13.15	–	–		(1.23)	(1.23)	(1.08)	(1.08)	$10.84	(9.90%	)	$4,485		1.20%		(0.04%	)	1.79%		(0.63%	)	119.03%
Year Ended October 31, 2002	$10.84	(0.01)	–		(1.16)	(1.17)	–	–	$9.67	(10.79%	)	$5,856		1.38%		(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	$9.67	(0.02)	–		4.14	4.12	–	–	$13.79	42.61%		$18,584		1.45%		(0.35%	)	1.54%		(0.44%	)	100.05%
Year Ended October 31, 2004 (i)	$13.79	(0.06)	0.05		2.11	2.10	(0.17)	(0.17)	$15.72	15.43%		$7		1.45%		(0.39%	)	(j	)	(j	)	341.57%
Year Ended October 31, 2005	$15.72	0.11	–		4.62	4.73	(1.93)	(1.93)	$18.52	31.91%		$–	(k)	1.49%		0.76%		1.58%		0.68%		292.46%
Six Months Ended April 30, 2006 (Unaudited)	$18.52	0.02	–	(k)	4.40	4.42	(2.16)	(2.16)	$20.78	25.81%	(g)	$669		1.20%	(h)	0.42%	(h)	(j	)	(j	)	120.90%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$15.64	(0.01)	0.05		0.07	0.11	–	–	$15.75	0.70%	(g)	$120		1.20%	(h)	(0.22%	)(h)	(j	)	(j	)	341.57%
Year Ended October 31, 2005	$15.75	0.01	–		4.72	4.73	(1.93)	(1.93)	$18.55	31.93%		$1,120		1.32%		0.12%		1.32%		0.12%		292.46%
Six Months Ended April 30, 2006 (Unaudited)	$18.55	0.05	–	(k)	4.33	4.38	(2.16)	(2.16)	$20.77	25.53%	(g)	$31,329		1.07%	(h)	0.82%	(h)	(j	)	(j	)	120.90%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Not annualized.

(h)Annualized.

(i)  Net investment income (loss) is based on average shares outstanding during the period.

(j)  There were no fee reductions during the period.

(k) The amount is less than $1,000.

See notes to financial statements.

2006 Semiannual Report	33

Gartmore Bond Fund

For the semiannual period ended April 30, 2006, the Gartmore Bond Fund (Class A at NAV) returned 0.39% versus 0.13% for its benchmark, the Lehman Brothers Government/Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated was 0.28%.

During the reporting period, the Federal Reserve Board raised the federal funds rate in four 0.25% increments, increasing this rate from 3.75% to 4.75% as of April 30, 2006. The Treasury curve rose dramatically during the previous six months and flattened slightly. The 10-year Treasury yield rose by 50 basis points, while the 30-year Treasury yield rose by 41 basis points.

We began to incrementally increase the Fund’s holdings in the intermediate part of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) in preparation for the end of the Federal Reserve’s interest-rate-tightening cycle. As the Treasury curve steepens, intermediate bonds should outperform. During the reporting period, we increased our exposure to mortgage-backed securities (MBS) and asset-backed securities (ABS) to benefit from a low-volatility environment. General Motors Acceptance Corp. (GMAC) bonds again increased in value as General Motors Corp. announced a deal to sell off a majority stake in GMAC to a consortium of financial buyers. An overweight in mortgages and lower-quality auto paper relative to the Index added to Fund performance. The duration of the Fund was modestly shorter than that of the benchmark, which also aided the Fund’s performance.

The Fund’s overweight in long bonds relative to the Index detracted from performance.

During the coming months, after the Fed has finished raising interest rates, we will likely continue to move back into intermediate bonds, because the yield curve typically should have stopped flattening. The Fund will remain adequately diversified to mitigate exposure to credit-specific risk.

We expect Treasuries to be somewhat more volatile due to uncertainty about when the Fed will stop raising the federal funds rate as well as the potential buildup of inflationary pressures. We will maintain the Fund’s duration close to that of the benchmark Index.

Portfolio Managers:

Gary Davis, CFA and Mabel Brown

34	Semiannual Report 2006

Fund Performance	Gartmore Bond Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	0.39%	0.79%	5.57%	5.86%
	w/SC3	-3.85%	-3.49%	4.66%	5.41%
Class B4	w/o SC2	0.05%	0.12%	4.92%	5.35%
	w/SC5	-4.86%	-4.71%	4.59%	5.35%
Class C6	w/o SC2	0.05%	0.11%	4.90%	5.55%
	w/SC7	-0.94%	-0.85%	4.90%	5.55%
Class D8	w/o SC2	0.42%	1.07%	5.81%	6.07%
	w/SC9	-4.10%	-3.50%	4.83%	5.58%
Class R1,10		0.26%	0.74%	5.55%	5.94%
Class X1	w/o SC2	0.02%	0.27%	5.00%	5.39%
	w/SC5	-4.89%	-4.56%	4.67%	5.39%
Class Y1	w/o SC2	0.02%	0.27%	5.00%	5.60%
	w/SC7	-0.96%	-0.70%	5.00%	5.60%
Institutional Class[1,10]		0.44%	1.12%	5.83%	6.08%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04) . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.
[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

2006 Semiannual Report	35

Fund Performance (continued)	Gartmore Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36	Semiannual Report 2006

Shareholder Expense Example	Gartmore Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Bond Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,003.90	$5.47	1.10%
	Hypothetical	[1]	$1,000.00	$1,019.55	$5.52	1.10%
Class B	Actual		$1,000.00	$1,000.50	$8.83	1.78%
	Hypothetical	[1]	$1,000.00	$1,016.17	$8.94	1.78%
Class C	Actual		$1,000.00	$1,000.50	$8.78	1.77%
	Hypothetical	[1]	$1,000.00	$1,016.22	$8.89	1.77%
Class D	Actual		$1,000.00	$1,004.20	$4.07	0.82%
	Hypothetical	[1]	$1,000.00	$1,020.93	$4.12	0.82%
Class R	Actual		$1,000.00	$1,002.60	$6.75	1.36%
	Hypothetical	[1]	$1,000.00	$1,018.26	$6.83	1.36%
Class X	Actual		$1,000.00	$1,000.20	$8.08	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.92	$8.18	1.63%
Class Y	Actual		$1,000.00	$1,000.20	$8.08	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.92	$8.18	1.63%
Institutional Class	Actual		$1,000.00	$1,004.40	$3.88	0.78%
	Hypothetical	[1]	$1,000.00	$1,021.13	$3.92	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	37

Portfolio Summary	Gartmore Bond Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	43.6%
U.S. Government Sponsored & Agency Obligations	21.3%
Commercial Paper	15.5%
Commercial Mortgage-Backed Securities	8.3%
Asset-Backed Securities	7.4%
Taxable Municipal Bonds	1.4%
Principal Only Bond	1.1%
Yankee Bond	0.9%
Other Investments*	1.1%
Liabilities in excess of other assets**	-0.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Financial Miscellaneous	10.3%
Federal National Mortgage Association	7.6%
Commercial Services	7.4%
U.S. Treasury Bonds	7.1%
Utilities	3.6%
Airlines	3.4%
Federal Home Loan Mortgage Corporation	3.2%
Oil & Gas	3.1%
U.S. Treasury Notes	3.1%
Telecommunications	2.5%
Other Assets	48.7%

100.0%

Top Holdings
U.S. Treasury Bonds, 5.50%, 08/15/28	6.9%
Rabobank USA, 4.81%, 05/01/06	3.6%
Federal Home Loan Mortgage Corp, 3.50%, 07/01/18	3.2%
Greyhawk Funding LLC PP, 4.90%, 05/11/06	3.2%
Federal National Mortgage Association, 7.30%, 05/25/10	2.9%
Kitty Hawk, 4.77%, 05/01/06	2.7%
Countrywide Financial Corp., 4.85%, 05/01/06	2.6%
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	1.9%
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	1.9%
Willamette Industries, Inc., 7.35%, 07/01/26	1.8%
Other Assets	69.3%

100.0%

38	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Asset-Backed Securities (7.4%)

	Principal Amount	Value

Ameriquest Mortgage Securities, Inc., 7.14%, 02/25/33	$616,091	$614,496
Chase Funding Mortgage Loan, 6.24%, 01/25/13	1,287,005	1,293,440
Enterprise Mortgage Acceptance Co., 6.38%, 01/15/25	580,617	579,674
Enterprise Mortgage Acceptance Co., 6.63%, 01/15/25	1,000,000	760,852
Master Alternative Loans Trust, 5.50%, 12/25/35	1,000,000	952,853
Residential Asset Mortgage Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32	1,102,019	1,098,319
Residential Funding Securities Corp. 2003-RM2-AI3, 4.50%, 05/25/33	1,000,000	953,171
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	1,000,000	1,003,869
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	953,460

Total Asset-Backed Securities		8,210,134

Commercial Mortgage-Backed Securities (8.3%)
Banks (0.9%)
ABN Amro Mortgage Corp., Class A23, 5.50%, 06/25/33	1,000,000	973,362

Commercial Services (7.4%)
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34, (b)	1,000,000	1,044,006
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	2,000,000	2,063,414
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2,000,000	2,064,680
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	1,917,897	2,011,382

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Commercial Services (continued)
Nomura Asset Securities Corp., 6.69%, 03/15/30	$1,000,000	$1,059,187

		8,242,669

Total Commercial Mortgage-Backed Securities		9,216,031

Corporate Bonds (43.6%)
Air Freight & Couriers (0.9%)
Federal Express Corp., 7.63%, 01/01/15	1,000,000	1,037,080

Airlines (3.4%)
America West Airlines, Series A, 6.85%, 07/02/09	287,908	287,908
Continental Airlines, Inc., Class A-2, Series 98-3, 6.32%, 11/01/08	1,000,000	998,769
Southwest Airlines Co., Class A-1, Series 01-1, 5.10%, 05/01/06	710,848	710,854
United Air Lines, Inc., 6.60%, 09/01/13	792,151	789,066
United Airlines, 6.93%, 09/01/11	1,000,000	1,020,000

		3,806,597

Auto – Cars & Light Trucks (1.8%)
Daimlerchrysler, Inc., 7.30%, 01/15/12	1,000,000	1,059,661
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	1,000,000	960,153

		2,019,814

Banks (0.8%)
Rabobank Cap III, 5.25%, 12/29/49 (b)	1,000,000	929,441

Chemicals (0.9%)
Chemtura Corp., 6.88%, 06/01/16	1,000,000	997,123

Computers (1.5%)
Cisco Systems, Inc., 5.50%, 02/22/16	1,000,000	974,800
Digital Equipment Corp., 7.75%, 04/01/23	625,000	656,991

		1,631,791

2006 Semiannual Report	39

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Construction & Building Materials (0.5%)
Caterpillar, Inc., 9.38%, 08/15/11	$500,000	$584,080

Electric (0.9%)
Midamerican Energy Holdings, 6.13%, 04/01/36 (b)	1,000,000	953,911

Financial Miscellaneous (10.3%)
American Home Mortgage Investment Trust, 4.82%, 10/25/34	1,000,000	954,170
Block Financial Corp., 8.50%, 04/15/07	1,000,000	1,024,828
Countrywide Home Loans, 5.50%, 08/25/35	1,000,000	972,224
Deluxe Corp., 3.50%, 10/01/07 (c)	1,000,000	956,402
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	453,229
General Motors Acceptance Corp., 6.75%, 12/01/14	500,000	455,713
International Lease Finance Corp., 5.75%, 10/15/06	1,000,000	1,001,171
John Deere Capital Corp., 4.50%, 08/25/08	1,000,000	981,263
OMX Timber Fin Inv LLC, Class A1, 5.42%, 01/29/20 (b)	1,000,000	937,790
Opteum Mortgage Acceptance Corp., 5.68%, 12/25/35	1,000,000	976,438
Regions Financial Corp., 7.00%, 03/01/11	1,600,000	1,700,024
SLM Corp., 5.36%, 12/15/08	1,000,000	1,000,731

		11,413,983

Food & Related (1.5%)
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,669,832

Hotels & Casinos (0.9%)
MGM Mirage, Inc., 6.75%, 08/01/07	1,000,000	1,007,500

Insurance (2.0%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,162,132
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,028,181

		2,190,313

	Principal Amount	Value

Machinery & Capital Goods (1.1%)
Clark Equipment Co., 8.00%, 05/01/23	$1,000,000	$1,182,776

Medical Equipment & Supplies (1.8%)
Bard (C.R.) Inc., 6.70%, 12/01/26	1,000,000	1,054,556
Baxter Finco BV, 4.75%, 10/15/10 (b)	1,000,000	964,915

		2,019,471

Motor Vehicle Parts & Accessories (1.7%)
Eaton Corp., 8.875%, 06/15/19	1,500,000	1,854,918

Office Furniture (0.9%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,033,592

Oil & Gas (3.1%)
Energy Transfer Partners, 5.65%, 08/01/12 (b)	1,000,000	977,429
Kinder Morgan, Inc., 6.50%, 09/01/12	1,500,000	1,543,581
Pemex, 5.75%, 12/15/15	1,000,000	948,000

		3,469,010

Paper & Forest Products (1.8%)
Willamette Industries, Inc., 7.35%, 07/01/26	2,000,000	2,023,644

Pharmaceuticals (0.8%)
Allergan, Inc., 5.75%, 04/01/16 (b)	1,000,000	986,635

Security Brokers & Dealers (0.9%)
Nuveen Investments, 5.50%, 09/15/15	1,000,000	946,666

Telecommunications (2.5%)
TCI Communications, Inc., 9.80%, 02/01/12	1,000,000	1,171,534
US West Communications, Inc., 6.88%, 09/15/33	1,750,000	1,616,563

		2,788,097

40	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Utilities (3.6%)
Baltimore Gas & Electric, 7.50%, 01/15/07	$1,200,000	$1,216,693
Interstate P&L Co., 7.25%, 10/01/06	1,000,000	1,007,586
Pacific Gas & Electric, 6.05%, 03/01/34	750,000	717,414
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,017,824

		3,959,517

Total Corporate Bonds		48,505,791

Principal Only Bond (1.1%)
U.S. Treasury Strips (1.1%)
8.75%, 08/15/20	2,500,000	1,170,823

Total Principal Only Bond		1,170,823

Taxable Municipal Bonds (1.4%)
Iowa (0.9%)
Tobacco Settlement Authority, 6.50%, 06/01/23	1,000,000	983,300

Louisiana (0.5%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	573,302	571,524

Total Taxable Municipal Bonds		1,554,824

U.S. Government Sponsored & Agency Obligations (21.3%)
Federal Home Loan Mortgage Corporation (3.2%)
3.50%, 07/01/18, Gold Pool E01443	3,851,877	3,506,746

Federal National Mortgage Association (7.6%)
7.26%, 09/01/07, Pool #323286	283,451	285,516
7.30%, 05/25/10, Series 00-T5	3,000,000	3,211,291
6.62%, 06/01/16, Pool #383661	1,887,045	2,004,032
5.00%, 04/01/19, Pool #386905	973,364	917,380
6.85%, 05/17/20, Series 97-M6	97,882	98,153
5.50%, 05/25/23, Series 03-33	2,000,000	1,934,887

		8,451,259

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Value

Sovereign Agency (0.3%)
AID-Israel, 0.00%, 05/15/24	$1,000,000	$365,379

U.S. Treasury Bonds (7.1%)
5.50%, 08/15/28	7,500,000	7,688,670
5.38%, 02/15/31 (c)	185,000	187,775

		7,876,445

U.S. Treasury Notes (3.1%)
4.13%, 08/15/08 (c)	1,000,000	984,883
4.25%, 08/15/15 (c)	1,575,000	1,480,930
4.50%, 02/15/16	1,000,000	956,406

		3,422,219

Total U.S. Government Sponsored & Agency Obligations		23,622,048

Yankee Bond (0.9%)
Consumer Products (0.9%)
Tupperware Finance Co. BV, 7.25%, 10/01/06	1,000,000	1,001,569

Total Yankee Bond		1,001,569

Commercial Paper (15.5%)
Suez Finance, 4.88%, 05/01/06,	1,546,000	1,546,000
Suez Finance, 4.89%, 05/04/06,	1,700,000	1,699,303
Countrywide Financial Corp., 4.85%, 05/01/06	2,837,000	2,835,853
Kitty Hawk, 4.77%, 05/01/06	3,000,000	3,000,000
Rabobank USA, 4.81%, 05/01/06,	4,000,000	3,998,397
Greyhawk Funding LLC PP, 4.90%, 05/11/06	3,506,000	3,501,228
Old Line Funding Corp., 4.82%, 05/01/06	694,000	693,721

Total Commercial Paper		17,274,502

2006 Semiannual Report	41

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Fund (Continued)

Short-Term Securities Held as Collateral for Securities Lending (1.1%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – note 2 (Securities Lending)	$1,190,244	$1,190,244

Total Short-Term Securities Held as Collateral for Securities Lending		1,190,244

Total Investments (Cost $110,684,086) (a) — 100.6%		111,745,966

Liabilities in excess of other assets — (0.6)%		(625,400)

NET ASSETS — 100.0%		$111,120,566

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	All or part of the security was on loan as of April 30, 2006.

See notes to financial statements.

42	Semiannual Report 2006

Gartmore Enhanced Income Fund

Formerly Gartmore Morley Enhanced Income Fund

Effective Feb. 28, 2006, the Fund’s benchmark was changed from the Lipper Ultra-Short Bond Fund Index to a composite index composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. Gartmore Morley Capital Management Inc. (the “Adviser” to the Fund) believes that the Composite Index more closely reflects the objectives and strategies of the Fund. For additional information on the benchmark change, please see the Fund’s prospectus.

For the semiannual period ended April 30, 2006, the Gartmore Enhanced Income Fund (Class A at NAV) returned 1.83% versus 1.93% for the its benchmark, composed of 50% ML 6-Month T-Bill Index and 50% ML 1-Year T-Bill Index. The Fund’s former benchmark, the Lipper Ultra-Short Bond Fund Index, returned 1.92%. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds was 1.47%.

During the reporting period, the yield curve, a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, flattened. Money market rates rose by 100 basis points (bps), while intermediate and long rates rose by 50 bps. The spread between the two-year and 10-year Treasury notes ended the reporting period little changed at just under 20 bps, but during a good portion of the period, the curve was much flatter and at times slightly inverted. The curve regained a positive slope near the end of the reporting period as the rise in long rates outpaced that in short rates, due to inflation concerns stemming from sharply higher prices for oil and precious metals.

The Fund maintained a slightly defensive duration posture versus the Index during the reporting period as the Federal Reserve Board tightened short rates from 3.75% to 4.75%. Our short position in two-year Treasury futures helped offset the Fund’s exposure to two- to three-year maturity cash flows as rates rose. We continued to remove a portion of the hedge during the period, reducing short contracts from 225 to 100. We shortened the Fund’s duration by purchasing shorter-maturity assets, reducing the futures hedge requirement.

The Fund’s underperformance is due to exposure to longer cash flows through its amortizing securities at a time when short-intermediate rates were rising sharply. While the Fund had a short position in the two-year Treasury futures contract that partially offset this, but it did not fully offset the difference since the benchmark had no cash flows beyond one year.

Excess returns in the spread sectors were positive: commercial mortgage-backed securities (CMBS) led the way with 70 bps. The U.S. Government Agency sector was the weakest performer on an excess spread basis with 27 bps. The Fund held no U.S. Treasury or Agency securities; instead, its high-quality structured finance issues earned extra income while maintaining a high level of liquidity and “AAA” credit quality.

We increased the Fund’s allocation to CMBS to take advantage of that sector’s attractive relative value opportunities. This move was positive for Fund performance, because CMBS posted the strongest excess returns of the investment-grade fixed-income market during the reporting period.

The Fund maintained its high-quality bias; 88% of Fund assets were rated “AAA/Aaa” by Moody’s, Standard & Poor’s or Fitch as of April 30, 2006; all remaining assets were rated “A” or higher. The Fund holds no high-yield or convertible bonds.

We plan to maintain duration neutrality in the Fund versus the benchmark on the expectation of limited future Federal Reserve rate increases. We also plan to continue overweighting high-quality spread sectors to garner yield advantage over the benchmark. We will maintain a high-quality bias in the credit sector, given historically tight valuations with limited upside in spreads. We will remove any remaining futures hedge, because most downside risk in the two-year Treasury has already been priced into the market.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

2006 Semiannual Report	43

Fund Performance	Gartmore Enhanced Income Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	1.83%	2.80%	1.57%	2.24%
	w/SC3	-0.82%	0.14%	1.11%	1.88%
Class R4,5		1.72%	2.84%	1.52%	2.21%
Institutional Class[4]		1.86%	3.12%	1.93%	2.62%
Institutional Service Class[4]		1.74%	2.87%	1.67%	2.36%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Enhanced Income Fund, Lipper Ultra Short Fund Index (old)(a), the Consumer Price Index (CPI)(b) and The Composite Index (new)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

(c)	Effective February 28, 2006, the Fund changed its benchmark from the Lipper Ultra-Short Bond Fund Index to a Composite Index (new) composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index/50% Merrill Lynch 1-Year Treasury Bill Index. The ML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date. The ML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

44	Semiannual Report 2006

Shareholder Expense Example	Gartmore Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Enhanced Income Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,014.68	$3.65	0.73%
	Hypothetical	[1]	$1,000.00	$1,021.38	$3.67	0.73%
Class R	Actual		$1,000.00	$1,013.68	$3.55	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.48	$3.56	0.71%
Institutional Service Class	Actual		$1,000.00	$1,013.93	$3.50	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.53	$3.51	0.70%
Institutional Class	Actual		$1,000.00	$1,016.37	$2.25	0.45%
	Hypothetical	[1]	$1,000.00	$1,022.77	$2.26	0.45%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	45

Portfolio Summary	Gartmore Enhanced Income Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Asset-Backed Securities	54.1%
Commercial Mortgage-Backed Securities	20.5%
Corporate Bonds	12.9%
Collaterized Mortgage Obligations	6.0%
Cash Equivalents	5.3%
U.S. Government Agencies—Mortgages	0.7%
Other Investments*	0.9%
Liabilities in excess of other assets**	-0.4%

100.0%

Top Industries
Auto Loans	22.7%
Credit Cards	14.6%
Financial Services	12.9%
Mortgage-Backed	10.0%
Federal Home Loan Mortgage Corporation	4.1%
Equipment	4.0%
Federal National Mortgage Association	2.6%
Rate Reduction Bonds	2.4%
Agency Wrapped	0.4%
Other Assets	26.3%

100.0%

Top Holdings***
Discover Card Master Trust I, 5.15%, 10/15/09	1.7%
Citibank Credit Card Issuance Trust, 4.95%, 02/09/09	1.7%
Daimler Chrysler Auto Trust, 2.58%, 04/08/09	1.6%
AIG SunAmerica Global Finance XII, 5.30%, 05/30/07	1.5%
USAA Auto Owner Trust, 4.52%, 06/16/08	1.5%
LB-UBS Commercial Mortgage Trust, 4.90%, 06/15/26	1.5%
Americredit Automobile Receivables Trust, 4.47%, 05/06/10	1.5%
Citibank Credit Card Issuance Trust, 2.55%, 01/20/09	1.5%
MBNA Credit Card Master Note Trust, 2.70%, 09/15/09	1.4%
LB-UBS Commercial Mortgage Trust, 5.53%, 12/15/25	1.4%
Other Assets	84.6%

100.0%

*	Includes value of collateral owed from securities lending.
**	Includes value of collateral received from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

46	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Enhanced Income Fund

Asset-Backed Securities (54.1%)

	Principal Amount	Value

Agency Wrapped (0.4%)
Federal Home Loan Mortgage Corporation Series T-50, Class A7, 3.55%, 10/27/31	$2,000,000	$1,876,096

Auto Loans (22.7%)
Americredit Automobile Receivables Trust, 2.18%, 07/07/08	2,097,697	2,086,371
Americredit Automobile Receivables Trust, 3.10%, 11/06/09	3,272,146	3,231,471
Americredit Automobile Receivables Trust, 2.72%, 01/06/10	3,553,454	3,502,369
Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 05/06/10	8,000,000	7,917,482
BMW Vehicle Owner Trust, 2.67%, 03/25/08	1,909,746	1,893,031
BMW Vehicle Owner Trust, 4.04%, 02/25/09	4,500,000	4,453,646
Capital Auto Receivables Asset Trust, Series 2004-2, Class A1A, 3.12%, 03/15/07	2,486,494	2,480,142
Capital Auto Receivables Asset Trust, Series 2003-3, Class A4A, 3.40%, 08/15/08	7,400,000	7,252,087
Capital Auto Receivables Asset Trust, Series 2003-2, Class A4A, 1.96%, 01/15/09	2,967,644	2,938,778
Capital One Auto Finance Trust, 2.96%, 04/15/09	5,714,500	5,668,686
Capital One Auto Finance Trust, 3.44%, 06/15/09	2,815,721	2,793,055
Capital One Prime Auto Receivables Trust, 3.04%, 07/15/07	257,190	256,955
Daimler Chrysler Auto Trust, Series 2004-A, Class A4, 2.58%, 04/08/09	8,400,000	8,183,402

	Principal Amount	Value

Auto Loans (continued)
Ford Credit Auto Owner Trust, 3.48%, 11/15/08	$4,580,000	$4,529,897
Honda Auto Receivables Owner Trust, Series 2004-3, Class A2, 2.48%, 05/18/07	247,830	247,504
Honda Auto Receivables Owner Trust, Series 2004-3, Class A3, 2.91%, 10/20/08	4,750,000	4,673,904
Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08	3,136,258	3,079,862
Nissan Auto Receivables Owner Trust, Series 2005-B, Class A2, 3.75%, 09/17/07	2,066,051	2,060,667
Nissan Auto Receivables Owner Trust, Series 2004-B, Class A3, 3.35%, 05/15/08	5,373,339	5,320,058
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A2, 5.18%, 08/15/08	5,000,000	4,998,438
Onyx Acceptance Auto Trust, 3.10%, 07/15/09	1,995,248	1,993,505
Onyx Acceptance Auto Trust, 2.94%, 12/15/10	5,000,000	4,905,621
USAA Auto Owner Trust, Series 2005-3 Class A2, 4.52%, 06/16/08	8,000,000	7,969,250
USAA Auto Owner Trust, Series 2004-3, Class A3, 3.16%, 02/17/09	7,366,939	7,281,050
WFS Financial Owner Trust, 2.19%, 06/20/08	1,666,642	1,659,160
WFS Financial Owner Trust, 2.74%, 09/20/10	3,416,707	3,365,226
WFS Financial Owner Trust, 2.41%, 12/20/10	4,349,940	4,296,330
World Omni Auto Receivables Trust, 4.30%, 03/20/08	4,294,499	4,282,123
World Omni Auto Receivables Trust, 3.29%, 11/12/08	5,764,924	5,712,669

		119,032,739

2006 Semiannual Report	47

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Credit Cards (14.6%)
American Express Credit Account Master Trust, 1.69%, 01/15/09 (b)	$4,000,000	$3,983,650
Capital One Master Trust, 5.45%, 03/16/09	4,500,000	4,501,355
Capital One Master Trust, 5.30%, 06/15/09	3,000,000	3,002,110
Capital One Master Trust, 4.60%, 08/17/09	6,581,000	6,565,126
Chase Credit Card Master Trust, Series 2001-6, Class A, 5.03%, 03/16/09	4,000,000	4,003,024
Chase Issuance Trust, Series 2004-A9, Class A9, 3.22%, 06/15/10	6,825,000	6,636,427
Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1, 2.55%, 01/20/09	8,000,000	7,850,125
Citibank Credit Card Issuance Trust, Series 2002-A1, Class A1, 4.95%, 02/09/09	8,890,000	8,868,364
Citibank Credit Card Master Trust, Series 1999-5, Class A, 6.10%, 05/15/08	3,000,000	3,001,648
Discover Card Master Trust I, Series 2002-2, Class A, 5.15%, 10/15/09	9,000,000	8,992,050
MBNA Credit Card Master Note Trust, 5.75%, 10/15/08	5,000,000	5,002,211
MBNA Credit Card Master Note Trust, 4.95%, 06/15/09	6,700,000	6,695,483
MBNA Credit Card Master Note Trust, 2.70%, 09/15/09	8,000,000	7,812,730

		76,914,303

Equipment (4.0%)
Caterpillar Financial Asset Trust, Series 2004-A, Class A3, 3.13%, 01/26/09	3,706,289	3,653,008
CIT Equipment Collateral, Series 2005-VT1, Class A2, 3.76%, 05/21/07	5,702,572	5,684,383

	Principal Amount	Value

Equipment (continued)
CIT Equipment Collateral, Series 2005-EF1, Class A2, 4.30%, 12/20/07	$4,000,000	$3,986,319
CIT Equipment Collateral, Series 2006-VT1, Class A2, 5.13%, 03/20/08	5,000,000	4,985,156
MBNA Practice Solutions Owner Trust, 2005-2, Class A1, 3.93%, 01/15/08	2,732,497	2,717,221

		21,026,087

Mortgage-Backed (10.0%)
Centex Home Equity, 3.70%, 06/25/22	196,588	195,755
Centex Home Equity, 3.26%, 04/25/28	604,582	602,388
Centex Home Equity, 4.20%, 06/25/35	2,098,332	2,083,265
Centex Home Equity, 5.04%, 10/25/35	4,952,670	4,920,543
Chase Funding Mortgage Loan, 2.98%, 04/25/26	2,684,464	2,659,676
Chase Funding Mortgage Loan, 3.34%, 05/25/26	4,886,696	4,788,009
Chase Funding Mortgage Loan, 4.21%, 09/25/26	5,000,000	4,939,009
Chase Funding Mortgage Loan, 3.30%, 11/25/29	4,325,955	4,248,551
Countrywide, 4.28%, 03/25/35	1,816,574	1,808,157
Countrywide, 4.32%, 11/25/35	2,559,686	2,543,662
Popular ABS Mortgage Pass-Through Trust, 5.10%, 09/25/35	3,752,405	3,753,194
Popular ABS Mortgage Pass-Through Trust, 5.09%, 11/25/35	4,174,058	4,174,571
Popular ABS Mortgage Pass-Through Trust, 5.36%, 01/25/36	5,913,291	5,885,629
Residential Asset Mortgage Products, Inc., 3.35%, 08/25/29	1,512,790	1,498,662
Residential Asset Mortgage Products, Inc., 5.00%, 03/25/31	3,500,000	3,481,850

48	Semiannual Report 2006

Asset-Backed Securities (continued)

	Principal Amount	Value

Mortgage-Backed (continued)
Residential Asset Securities Corp., Series 2003-KS7, Class AI3, 3.37%, 11/25/28	$133,795	$133,319
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	1,627,526	1,549,337
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 01/25/19	3,334,516	3,272,601

		52,538,178

Rate Reduction Bonds (2.4%)
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A4, 6.91%, 09/15/09	5,392,114	5,463,759
PG&E Energy Recovery Funding LLC, 3.32%, 09/25/08	1,333,271	1,328,394
Public Service New Hampshire Funding LLC, Series 2001-1 Class A2, 5.73%, 11/01/10	5,958,223	5,993,987

		12,786,140

Total Asset-Backed Securities		284,173,543

Commercial Mortgage-Backed Securities (20.5%)
Asset Securitization Corp., 7.40%, 10/13/26	3,937,102	3,989,213
Banc of America Commercial Mortgage, Inc., Series 2004-3, Class A1, 2.98%, 06/10/39	2,575,008	2,556,759
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A1, 4.36%, 11/10/42	4,151,006	4,112,718
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A1, 4.04%, 07/10/43	7,047,962	6,966,890
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, Class A1, 6.08%, 02/15/35	1,156,023	1,170,695

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class A1, 2.62%, 08/13/46	$753,766	$750,126
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, 3.79%, 10/15/41	7,379,592	7,191,783
Commercial Mortgage Asset Trust, 6.59%, 01/17/32	1,725,755	1,736,008
CS First Boston Mortgage Securities Corp., 2.61%, 08/15/36	1,797,686	1,746,822
CS First Boston Mortgage Securities Corp., 2.08%, 05/15/38	5,728,144	5,516,430
GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A1, 3.09%, 01/10/38	7,238,182	7,019,831
GMAC Commercial Mortgage Securities, Inc., 3.11%, 12/10/41	1,760,852	1,749,270
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A1, 3.11%, 08/10/38	1,705,248	1,694,281
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A1, 2.80%, 06/12/41	6,538,482	6,325,334
LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A1, 6.41%, 12/15/19	6,974,268	7,059,650
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A2, 5.53%, 12/15/25	7,479,027	7,488,623
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A2, 5.97%, 03/15/26	7,325,000	7,363,590
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class A2, 4.90%, 06/15/26	8,000,000	7,955,290
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A1, 3.17%, 12/15/26	903,258	884,506

2006 Semiannual Report	49

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Enhanced Income Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

LB-UBS Commercial Mortgage Trust, Series 2003-C1, Class A1, 2.72%, 03/15/27	$4,812,252	$4,656,967
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A3, 6.46%, 02/15/33	2,028,255	2,051,303
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A1, 5.02%, 10/15/35	622,263	620,588
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A2, 5.90%, 10/15/35	7,000,000	7,036,314
Morgan Stanley Dean Witter Capital I, Series 2004-HQ4, Class A1, 2.73%, 04/14/40	972,831	967,055
Morgan Stanley Dean Witter Capital I, Series 2003-T11, Class A1, 3.26%, 06/13/41	2,081,162	2,015,436
Morgan Stanley Dean Witter Capital I, Series 2005-T17, Class A1, 3.39%, 12/13/41	1,133,205	1,124,928
Nomura Asset Corp., 6.28%, 03/15/30	1,220,659	1,224,466
Wachovia Bank Commercial Mortgage Trust, 3.00%, 11/15/34	4,712,605	4,640,886

Total Commercial Mortgage- Backed Securities		107,615,762

Corporate Bonds (12.9%)
Financial Services (12.9%)
AIG SunAmerica Global Finance XII, 5.30%, 05/30/07	8,000,000	7,986,368
Bank of America Corp., 5.25%, 02/01/07	7,000,000	6,999,657
Bear Stearns Co., Inc., 5.70%, 01/15/07 (b)	4,000,000	4,010,876
Caterpillar Financial Service Corp., 2.63%, 01/30/07 (b)	5,000,000	4,906,480
Citigroup, Inc., 5.75%, 05/10/06	5,000,000	5,000,525
General Electric Capital Corp., Series MTNA, 2.97%, 07/26/06	4,000,000	3,980,620

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
General Electric Capital Corp., 7.88%, 12/01/06	$4,000,000	$4,062,096
John Hancock Global Funding II, 5.63%, 06/27/06	5,000,000	5,002,335
JP Morgan Chase & Co., 5.63%, 08/15/06 (b)	5,000,000	5,005,510
Lehman Brothers Holdings, 6.25%, 05/15/06 (b)	5,000,000	5,001,510
Merrill Lynch & Co., 3.00%, 04/30/07	5,000,000	4,879,240
US Bank NA, 2.85%, 11/15/06	6,000,000	5,925,096
Wachovia Corp., 4.95%, 11/01/06	5,000,000	4,990,020

Total Corporate Bonds		67,750,333

Collaterized Mortgage Obligations (6.0%)
Federal Home Loan Mortgage Corporation (4.0%)
Series 2791, Class KA, 4.00%, 11/15/15	498,625	497,191
Series 2611, Class KC, 3.50%, 01/15/17	1,645,777	1,570,699
Series 2691, Class MA, 4.00%, 01/15/18	1,209,218	1,201,938
Series 2664, Class GA, 4.50%, 01/15/18	1,768,010	1,724,338
Series 2700, Class PA, 4.50%, 04/15/18	1,245,246	1,239,629
Series 2613, Class PA, 3.25%, 05/15/18	1,745,144	1,605,964
Series 2630, Class JA, 3.00%, 06/15/18	1,769,096	1,672,576
Series 2928, Class NA, 5.00%, 11/15/19	5,552,607	5,530,667
Series 2682, Class XK, 3.00%, 01/15/21	4,000,000	3,917,552
Series 2726, Class AC, 3.75%, 09/15/22	2,461,361	2,426,543

		21,387,097

50	Semiannual Report 2006

Collaterized Mortgage Obligations (continued)

	Principal Amount	Value

Federal National Mortgage Association (2.0%)
Series 2004-34, Class PL, 3.50%, 05/25/14	$3,651,995	$3,553,098
Series 2003-61, Class HK, 3.00%, 12/25/17	3,134,041	3,109,458
Series 2003-57, Class NB, 3.00%, 06/25/18	1,551,294	1,440,295
Series 2003-75, Class NB, 3.25%, 08/25/18	1,209,397	1,147,166
Series 2003-14, Class AN, 3.50%, 03/25/33	1,099,735	1,018,725

		10,268,742

Total Collaterized Mortgage Obligations		31,655,839

U.S. Government Agencies — Mortgages (0.7%)
Federal Home Loan Mortgage Corporation (0.1%)
Pool #E00678, 6.50%, 06/01/14	214,959	219,372
Pool #E00991, 6.00%, 07/01/16	261,298	264,151

		483,523

Federal National Mortgage Association (0.6%)
Pool #190255, 6.50%, 02/01/09	131,849	132,759
Pool #254256, 5.50%, 04/01/09	84,195	83,798
Pool #253845, 6.00%, 06/01/16	327,634	331,956
Pool #254089, 6.00%, 12/01/16	499,237	505,822
Pool #545415, 6.00%, 01/01/17	441,036	446,854
Pool #254195, 5.50%, 02/01/17	1,012,629	1,006,263
Pool #625178, 5.50%, 02/01/17	940,884	934,969

		3,442,421

Total U.S. Government Agencies — Mortgages		3,925,944

Cash Equivalents (5.3%)

	Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $27,605,743)	$27,595,096	$27,595,096

Total Cash Equivalents		27,595,096

Short-Term Securities Held as Collateral for Securities Lending (0.9%)
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	4,464,233	4,464,233

Total Short-Term Securities Held as Collateral for Securities Lending		4,464,233

Total Investments (Cost $530,770,080) (a) — 100.4%		527,180,750

Liabilities in excess of other assets — (0.4)%		(2,061,653)

NET ASSETS — 100.0%		$525,119,097

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	All or part of the security was on loan as of April 30, 2006.

At April 30,2006, the Fund’s open short futures contracts were as follows:

Number of Contracts	Short Contract*	Expiration	Market Value Covered by Contracts	Unrealized Appreciation (Depreciation) at 04/30/06
100	U.S. Treasury 2 Year Note	06/30/06	$20,373,438	$45,313

*	Cash pledged as collateral.

See notes to financial statements.

2006 Semiannual Report	51

Gartmore Government Bond Fund

For the semiannual period ended April 30, 2006, the Gartmore Government Bond Fund (Class A at NAV) returned 0.02% versus 0.16% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds was 0.38%.

Rising rates all along the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) made the reporting period a difficult one for investment-grade bond funds. At the short end of the curve, the Federal Reserve Board raised its target federal funds rate in four 0.25% increments, moving from 3.75% to 4.75% as of April 30, 2006. Yields on two- to five-year maturities rose by somewhat lesser amounts in conjunction with the Federal Reserve’s tightening moves. Further, during the first quarter of 2006, the yields of 10- and 30-year Treasuries began a sustained rise that carried both to more than 5.00% by the end of April. This increase at the long end of the yield curve hurt the Fund, because we employed a barbell strategy during the period, overweighting the very short and very long segments of the curve and underweighting maturities in the two- to five-year range. Consequently, overweighting securities with longer maturities detracted from the Fund’s performance versus its benchmark.

The Fund’s position in mortgage-related securities had a positive impact on performance, because those securities outperformed Treasuries, and the benchmark had no exposure to mortgage-backed issues. Likewise, the Fund’s overweighted position in agency bonds was helpful, because those bonds also fared better than did Treasuries. The Fund held approximately half of its assets in agency securities at the end of April, versus roughly a 25% exposure to those issues within the benchmark. In the case of both the agency and mortgage-backed asset classes, we thought the potential returns were worth the exposure to slightly higher risk, and the Fund was rewarded for these decisions.

As the period progressed, we modified our barbell strategy somewhat, gradually moving some assets into the intermediate part of the yield curve. However, we continue to believe that overweighting the longer maturities is a sound strategy. In response to the Fed’s aggressive rate hikes, the housing market is beginning to soften. One consequence of a weaker housing market and fewer mortgage refinancing opportunities is likely to be a slowdown in consumer spending.

Since consumer spending accounts for approximately two-thirds of the U.S. economy, we believe that the pace of economic growth as reflected in gross domestic product (GDP) could slow significantly later in 2006 or in 2007. If that turns out to be the case, longer-maturity bond yields would likely fall and prices would rise, a scenario tailor-made for the Fund’s barbell strategy. The most obvious risk to this positioning is the weakness of the U.S. dollar. If the dollar continues to depreciate, large investors such as China and Japan could pull money out of U.S. bonds, thereby driving longer-term yields higher. We will monitor the situation carefully for signs that this might be happening and take action accordingly.

Portfolio Manager:

Gary Hunt, CFA

52	Semiannual Report 2006

Fund Performance	Gartmore Government Bond Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	0.02%	0.10%	4.50%	5.77%
	w/SC3	-4.21%	-4.16%	3.59%	5.32%
Class B4	w/o SC2	-0.29%	-0.51%	3.91%	5.28%
	w/SC5	-5.19%	-5.34%	3.58%	5.28%
Class C6	w/o SC2	-0.31%	-0.53%	3.90%	5.46%
	w/SC7	-1.29%	-1.50%	3.90%	5.46%
Class D8	w/o SC2	0.17%	0.40%	4.77%	5.98%
	w/SC9	-4.35%	-4.14%	3.80%	5.50%
Class R1,10		0.03%	0.09%	4.55%	5.87%
Class X1	w/o SC2	-0.21%	-0.36%	3.97%	5.31%
	w/SC5	-5.12%	-5.19%	3.64%	5.31%
Class Y1	w/o SC2	-0.21%	-0.36%	4.00%	5.51%
	w/SC7	-1.19%	-1.32%	4.00%	5.51%
Institutional Class[1,10]		0.22%	0.46%	4.80%	6.00%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchased.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

2006 Semiannual Report	53

Fund Performance Continued	Gartmore Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

54	Semiannual Report 2006

Shareholder Expense Example	Gartmore Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Government Bond Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,000.20	$5.41	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.59	$5.47	1.09%
Class B	Actual		$1,000.00	$997.10	$8.47	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.52	$8.59	1.71%
Class C	Actual		$1,000.00	$996.90	$8.32	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.67	$8.44	1.68%
Class D	Actual		$1,000.00	$1,001.70	$3.97	0.80%
	Hypothetical	[1]	$1,000.00	$1,021.03	$4.02	0.80%
Class R	Actual		$1,000.00	$1,000.30	$5.21	1.05%
	Hypothetical	[1]	$1,000.00	$1,019.79	$5.27	1.05%
Class X	Actual		$1,000.00	$997.90	$7.73	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%
Class Y	Actual		$1,000.00	$997.90	$7.73	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%
Institutional Class	Actual		$1,000.00	$1,002.20	$3.62	0.73%
	Hypothetical	[1]	$1,000.00	$1,021.38	$3.67	0.73%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	55

Portfolio Summary	Gartmore Government Bond Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government Sponsored & Agency Obligations	91.5%
Cash Equivalents	8.1%
Other Investments*	8.8%
Liabilities in excess of other assets**	-8.4%

100.0%

Top Industries
Federal National Mortgage Association	40.4%
Federal Home Loan Mortgage Corporation	24.0%
Federal Home Loan Bank	14.8%
U.S. Treasury Bonds	8.7%
Sovereign Agency	3.6%
Other Assets	8.5%

100.0%

Top Holdings***
Federal Home Loan Bank, 4.00%, 01/23/07	13.1%
U.S. Treasury Bonds, 8.5%, 02/15/20	8.7%
Federal Home Loan Mortgage Corporation, 2.60%, 05/10/06, Series MTN	6.6%
Federal National Mortgage Association, 4.92%, 04/01/35, Pool #773298	6.3%
Federal National Mortgage Association, 5.26%, 12/29/17	6.3%
Federal National Mortgage Association, 8.20%, 03/10/16	4.0%
Federal Home Loan Mortgage Corporation, 5.00%, 10/15/16, Series 2562, Class PE	4.0%
Federal Home Loan Mortgage Corporation, 5.50%, 05/15/25, Series 2970, Class DY	3.2%
Federal National Mortgage Association, 3.50%, 11/25/32, REMIC, Series 03-66-AP	2.5%
Federal Home Loan Mortgage Corporation, 5.00%, 02/15/23, Series 2960, Class BL	2.4%
Other Assets	42.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

56	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Government Bond Fund

U.S. Government Sponsored & Agency Obligations (91.5%)

	Principal Amount	Value

Federal Home Loan Bank (14.8%)
4.00%, 01/23/07 (b)	$20,000,000	$19,826,480
6.02%, 01/09/08, Series AA-08	1,000,000	1,013,618
5.99%, 04/15/13, Series BD-13	1,500,000	1,556,466

		22,396,564

Federal Home Loan Mortgage Corporation (24.0%)
2.60%, 05/10/06, Series MTN	10,000,000	9,993,449
2.15%, 06/02/06, Series MTN	1,000,000	997,380
5.50%, 04/01/07, Gold Pool #M90718	278,338	278,487
7.25%, 06/15/07, REMIC, Series 1313-G	52	52
5.00%, 10/15/16, Series 2562, Class PE	6,087,000	6,008,246
5.50%, 11/15/20, REMIC, Series 2541-VL	1,500,000	1,454,576
5.50%, 01/15/22, REMIC, Series 2666-OC	1,500,000	1,485,798
5.50%, 12/15/22, Series 2533-PG	2,500,000	2,387,283
5.00%, 02/15/23, Series 2960, Class BL	3,916,728	3,708,524
6.50%, 03/15/24, REMIC, Series 1684-I	2,000,000	2,038,309
5.50%, 05/15/25, Series 2970, Class DY	5,000,000	4,837,911
5.00%, 10/15/28, Series 2644, Class AY	3,080,000	2,981,985
6.50%, 03/15/31, REMIC, Series 2296-H	279,822	284,575

		36,456,575

Federal National Mortgage Association (40.4%)
6.10%, 07/01/08, Pool #380488	890,237	896,229
6.00%, 11/25/08, REMIC, Series 94-48-E	213,120	212,888
4.50%, 04/01/10, Pool #M80812	1,306,056	1,279,587
6.30%, 05/01/13, Pool #380311	1,789,336	1,806,075
6.30%, 04/01/14, Pool #381570	1,006,459	1,032,502
7.90%, 08/01/15, Pool #381190	1,565,131	1,763,632
7.11%, 10/01/15, Pool #383142	2,550,719	2,669,582
8.20%, 03/10/16	5,000,000	6,059,655

	Principal Amount	Value

Federal National Mortgage Association (continued)
5.50%, 04/25/16, REMIC, Series 02-55-QD	$3,000,000	$2,996,033
6.68%, 05/01/16, Pool #383452	1,817,276	1,879,610
6.59%, 02/01/17	2,523,228	2,680,578
4.50%, 12/18/17	3,748,000	3,374,838
5.26%, 12/29/17	10,000,000	9,509,700
7.90%, 01/01/18, Pool #382229	3,012,651	3,431,751
9.25%, 10/25/18, REMIC, Series 88-25-B	17,996	19,394
8.50%, 01/25/20, REMIC, Series 90-7-B	51,236	54,328
6.85%, 05/17/20, Series 97-M6-C	151,227	151,646
7.50%, 02/25/23, REMIC, Series 93-16-Z	214,058	224,081
6.00%, 12/25/23, REMIC, Series 93-226-PK	1,000,000	994,782
5.50%, 09/25/24, Series 2004-68-DY	2,391,304	2,299,854
6.00%, 10/25/32, Series 2004-45-ZL	2,136,771	2,025,238
3.50%, 11/25/32, REMIC, Series 03-66-AP	4,102,267	3,739,173
6.27%, 02/25/35, REMIC, Series 98-M4-D	2,500,000	2,550,320
4.92%, 04/01/35, Pool #773298	9,812,708	9,588,665

		61,240,141

Sovereign Agency (3.6%)
AID — Israel, 6.80%, 02/15/12, Series 3-D	1,000,000	1,056,596
AID — Israel, 5.50%, 09/18/23	2,525,000	2,506,694
AID — Panama, 7.15%, 04/01/27	2,000,000	1,942,200

		5,505,490

U.S. Treasury Bonds (8.7%)
8.50%, 02/15/20 (b)	10,000,000	13,143,750

Total U.S. Government Sponsored & Agency Obligations		138,742,520

2006 Semiannual Report	57

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Government Bond Fund (Continued)

Cash Equivalents (8.1%)

	Principal Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $12,235,241)	$12,230,522	$12,230,522

Total Cash Equivalents		12,230,522

Short-term Securities Held as Collateral for Securities Lending (8.8%)

	Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$13,431,796	$13,431,796

Total Short-term Securities Held as Collateral for Securities Lending		13,431,796

Total Investments (Cost $167,077,894) (a) — 108.4%		164,404,838

Liabilities in excess of other assets — (8.4)%		(12,788,157)

NET ASSETS — 100.0%		$151,616,681

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	All or part of the security was on loan as of April 30, 2006.
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

58	Semiannual Report 2006

Gartmore Short Duration Bond Fund

For the semiannual period ended April 30, 2006, the Gartmore Short Duration Bond Fund (Class A at NAV) returned 1.21% versus 1.41% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds was 1.47%.

The Federal Reserve Board remained vigilant, increasing interest rates by 25 basis points at each of the four Federal Open Market Committee meetings held during the reporting period. As of April 30, 2006, after the 15th consecutive increase since June 2004, the federal funds target rate stood at 4.75%. Despite the increases, consumer optimism has remained strong, evidenced by the fact that The Conference Board’s Consumer Confidence Index reached its highest level in four years.

The yield curve, a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, flattened; money market rates rose by 100 basis points, while intermediate and long rates rose by 50 basis points. The spread between two-year and 10-year Treasury notes ended the reporting period with little changed at just under 20 basis points, but during a good portion of the period, the curve was much flatter and at times slightly inverted. The curve regained a positive slope near the end of the reporting period as the rise in long rates outpaced that in short rates, due to inflation concerns stemming from sharply higher prices for oil and precious metals.

During the reporting period, the Fund maintained a near-Index duration as the Federal Reserve continued to raise interest rates. An overweight to shorter maturities relative to the Index was negative for Fund performance as the yield curve flattened.

Strong performance in the spread sectors was positive for the Fund, which was overweight relative to the Index in asset-backed, mortgage-backed and corporate securities.

The Fund continues to maintain a high-quality focus with more than 86% of Fund assets rated AAA/Aaa by the major credit-rating agencies as of April 30, 2006. The remaining assets carried ratings of A/Aa3 or higher.

The Fund is maintaining near-Index duration on the expectation that the Fed may be nearing the end of its interest-rate-tightening cycle. We will continue to overweight high-quality spread sectors in order to capture incremental yield advantage over the Index, and we will focus on high quality in the credit sector as spreads remain tight from a historical perspective.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

2006 Semiannual Report	59

Fund Performance	Gartmore Short Duration Bond Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	1.21%	1.88%	2.93%	3.68%
	w/SC4	-1.10%	-0.43%	2.30%	3.24%
Class C6	w/o SC3	1.12%	1.47%	2.83%	3.61%
	w/SC4	0.37%	0.72%	2.83%	3.61%
Institutional Class Shares[5]		1.34%	2.13%	3.28%	4.05%
IRA Shares[5]		1.16%	1.79%	2.89%	3.65%
Service Class Shares[5]		1.17%	1.84%	2.91%	3.67%

*	Not annualized

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Gartmore Short Duration Bond Fund Service Class, Merrill Lynch 1-3 Year Treasury Index (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index (new) which is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60	Semiannual Report 2006

Shareholder Expense Example	Gartmore Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Short Duration Bond Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,012.10	$3.69	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.33	$3.72	0.74%
Class C	Actual		$1,000.00	$1,011.20	$2.05	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.95	$2.06	1.22%
Institutional Class	Actual		$1,000.00	$1,013.40	$2.45	0.49%
	Hypothetical	[1]	$1,000.00	$1,022.57	$2.46	0.49%
IRA Class	Actual		$1,000.00	$1,011.60	$4.19	0.84%
	Hypothetical	[1]	$1,000.00	$1,020.83	$4.22	0.84%
Service Class	Actual		$1,000.00	$1,011.70	$4.04	0.81%
	Hypothetical	[1]	$1,000.00	$1,020.98	$4.07	0.81%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	61

Portfolio Summary	Gartmore Short Duration Bond Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Asset-Backed Securities	23.0%
U.S. Government Sponsored Mortgage-Backed Obligations	20.9%
U.S. Treasury Notes	19.3%
Commercial Mortgage-Backed Securities	16.6%
Corporate Bonds	12.8%
Cash Equivalents	4.9%
U.S. Agency Asset-Backed Security Obligation	2.0%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries
U.S. Treasury Notes	19.3%
Home Equity Loans	11.9%
Federal National Mortgage Association	10.7%
Automobiles	8.3%
Federal Home Loan Mortgage Corporation	8.3%
Financial Services	6.9%
Banks	5.9%
Government National Mortgage Association	3.9%
Credit Cards	2.8%
Other Assets	22.0%

100.0%

Top Holdings*
U.S. Treasury Notes, 4.38%, 11/15/08	11.0%
U.S. Treasury Notes, 4.13%, 08/15/08	8.3%
Federal National Mortgage Association, 4.00%, 10/25/13, Series 2004-9, Class YJ	4.5%
Federal National Mortgage Association, 4.00%, 10/25/16, Series 2004-80, Class LG	4.4%
Centex Home Equity, 4.12%, 01/25/32, Series 2004-B, Class AF4	3.6%
Norwest Financial, Inc., 6.88%, 08/08/06	3.1%
Capital One Master Trust, 5.30%, 06/15/09, Series 2001-5, Class A	2.8%
Wachovia Corp., 4.95%, 11/01/06	2.8%
Merrill Lynch, 2.07%, 06/12/06	2.8%
Equity One, Inc., 4.265%, 07/25/34, Series 2004-3, Class AF3	2.8%
Other Assets	53.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

62	Semiannual Report 2006

Gartmore Short Duration Bond Fund

Statement of Investments

April 30, 2006 (Unaudited)

Asset-Backed Securities (23.0%)

	Principal Amount	Value

Automobiles (8.3%)
Americredit Automobile Receivables Trust, 4.63%, 06/06/12, Series 2005-CF, Class A4	$1,500,000	$1,472,160
Capital Auto Receivables Asset Trust, 3.35%, 02/15/08, Series 2004-2, Class A2	2,000,000	1,979,409
Chase Manhattan Auto Owner Trust, 2.06%, 12/15/09, Series 2003, Class A	2,577,680	2,523,161
Volkswagen Auto Loan Enhanced Trust, 2.94%, 03/22/10, Series 2003-2, Class A4	3,000,000	2,934,555

		8,909,285

Credit Cards (2.8%)
Capital One Master Trust, 5.30%, 06/15/09, Series 2001-5, Class A	2,999,000	3,001,110

Home Equity Loans (11.9%)
Centex Home Equity, 4.12%, 01/25/32, Series 2004-B, Class AF4	4,000,000	3,825,891
Citifinancial Mortgage Securities, Inc., 4.43%, 10/25/33, Series 2003-4, Class AF4	3,000,000	2,944,888
Equity One, Inc., 4.265%, 07/25/34, Series 2004-3, Class AF3	3,000,000	2,979,371
Residential Asset Mortgage Products, Inc., 4.47%, 03/25/32, Class 2003-KJ10, Class AI4	3,000,000	2,964,120

		12,714,270

Total Asset-Backed Securities		24,624,665

Commercial Mortgage-Backed Securities (16.6%)
Bear Stearns Commercial Mortgage Securities, Inc., 5.06%, 11/15/16, Series 2001-TOP4	2,182,511	2,165,763

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Bear Stearns Commercial Mortgage Securities, Inc., 6.08%, 02/15/35, Series 2001-TOP2	$1,348,693	$1,365,811
CS First Boston Mortgage Securities Corp., 7.33%, 04/15/62, Series 2000-C1, Class A1	2,157,719	2,219,736
Morgan Stanley Dean Witter Capital I, 6.54%, 07/15/30, Series 1998-WFS, Class A2	2,645,921	2,694,060
Morgan Stanley Dean Witter Capital I, 6.46%, 02/15/33, Series 2001-TOP1	1,622,604	1,641,042
Morgan Stanley Dean Witter Capital I, 6.01%, 07/15/33, Series 2001-TOP3	2,866,412	2,898,012
Nomura Asset Securities Corp., 6.59%, 03/15/30, Series 1998-D6	2,875,000	2,935,612
Salomon Brothers Mortgage Securities, 6.34%, 12/18/33, Series 2000-C3, Class A1	1,900,226	1,909,924

Total Commercial Mortgage-Backed Securities		17,829,960

Corporate Bonds (12.8%)
Banks (5.9%)
Norwest Financial, Inc., 6.88%, 08/08/06	3,353,000	3,365,574
Wachovia Corp., 4.95%, 11/01/06	3,000,000	2,992,500

		6,358,074

Financial Services (6.9%)
Household Finance Co., 5.88%, 02/01/09	1,500,000	1,518,750
Merrill Lynch, 2.07%, 06/12/06	3,000,000	2,988,750
Province of Ontario, 3.38%, 01/15/08	3,000,000	2,906,250

		7,413,750

Total Corporate Bonds		13,771,824

2006 Semiannual Report	63

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Short Duration Bond Fund (Continued)

Asset-Backed Securities (23.0%)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (2.0%)
3.61%, 09/27/12, Series T-50, Class A6	$2,181,027	$2,114,633

Total U.S. Agency Asset-Backed Security Obligation		2,114,633

U.S. Government Sponsored Mortgage-Backed Obligations (20.9%)
Federal Home Loan Mortgage Corporation (6.3%)
4.50%, 07/15/14, Series 2870, Class BC	3,000,000	2,937,974
4.00%, 05/15/16, Series 2676, Class CV	1,865,472	1,798,174
4.00%, 08/15/29, Series 2626, Class UN	2,096,680	2,046,192

		6,782,340

Federal National Mortgage Association (10.7%)
4.50%, 08/25/10, Series 2004-79, Class VE	1,928,310	1,897,014
4.00%, 10/25/13, Series 2004-9, Class YJ	5,000,000	4,874,699
4.00%, 10/25/16, Series 2004-80, Class LG	4,831,182	4,678,166

		11,449,879

Government National Mortgage Association (3.9%)
4.00%, 01/20/34, Series 2004-76, Class QA	2,205,004	2,072,277
3.47%, 04/20/34, Series 2004-22, Class BK	2,202,557	2,109,015

		4,181,292

Total U.S. Government Sponsored Mortgage-Backed Obligations		22,413,511

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value
U.S. Treasury Notes (19.3%)
4.13%, 08/15/08	$9,000,000	$8,865,000
4.38%, 11/15/08	12,000,000	11,850,000

Total U.S. Treasury Notes		20,715,000

Cash Equivalents (4.9%)
Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $5,252,640)	5,250,614	5,250,614

Total Cash Equivalents		5,250,614

Total Investments (Cost $109,216,334) (a) — 99.5%		106,720,207

Other assets in excess of liabilities — 0.5%		575,737

NET ASSETS — 100.0%		$107,295,944

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

See notes to financial statements.

64	Semiannual Report 2006

Gartmore Tax-Free Income Fund

For the semiannual period ended April 30, 2006, the Gartmore Tax-Free Income Fund (Class A at NAV) returned 1.18% versus 1.56% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds was 1.48%.

During the reporting period, the Federal Reserve Board continued its gradual approach to raising the federal funds rate by increasing it four consecutive times by 25 basis points each to end at 4.75%, as of April 30, 2006. The Federal Open Market Committee (FOMC) has said that some further policy firming may be needed to keep sustainable economic growth and price stability roughly in balance. The FOMC will respond as needed to changes in economic prospects to achieve these objectives, and observes that despite the rise in energy prices, long–term inflation remains well contained.

Issuance of municipal bonds declined during the reporting period. Issuers sold approximately $171 billion of municipal bonds. While new money issuance year over year remained relatively level, registering an increase of 0.05%, refunding issuance was down about 56% to roughly $23 billion. After three years of record refunding issuance due to the low-interest-rate environment, a significant number of the economically justified deals at current yield levels have been exhausted. In addition, higher tax receipts combined with better expense management have greatly diminished the need to issue bonds for new money purposes. The sharp declines in new issue volume along with the rising yields of 2006 have resulted in municipal assets becoming significantly rich in relation to Treasuries. Demand continues to be strong from traditional buyers (retail, mutual funds, and property and casualty companies) as well as nontraditional arbitrage accounts.

The benchmark’s relative performance was positively affected by long-duration bonds maturing in 22+ years, which offered the highest return of 2.50%. Intermediate-duration bonds maturing in 10 years returned 1.24%, while short-duration bonds maturing in three years performed the worst, producing a return of 0.72%. The average duration of the Fund is 4.61, shorter than the 5.35 of the Index; as a result, the Fund underperformed its benchmark Index. Longer-duration bonds outperformed; they make up more than 19.00% of the Index’s assets as compared to 7.5% of the Fund’s assets.

Market sentiment is evidencing concern about rising interest rates and the resultant market volatility. Our strategy in response to prevailing market conditions is to: 1) remain diversified on the yield curve and purchase municipal bonds that become undervalued due to the abovementioned concern; 2) emphasize intermediate bonds bearing premium coupons (5.00% or higher); and 3) maintain quality.

Portfolio Manager:

Alpha Benson

2006 Semiannual Report	65

Fund Performance	Gartmore Tax-Free Income Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	1.18%	1.67%	4.69%	5.06%
	w/SC3	-3.16%	-2.63%	3.79%	4.60%
Class B4	w/o SC2	0.71%	0.78%	3.96%	4.51%
	w/SC5	-4.24%	-4.11%	3.62%	4.51%
Class C6	w/o SC2	0.71%	0.90%	3.97%	4.68%
	w/SC7	-0.28%	-0.08%	3.97%	4.68%
Class D8	w/o SC2	1.21%	1.83%	4.94%	5.26%
	w/SC9	-3.31%	-2.74%	3.97%	4.78%
Class X1	w/o SC2	0.88%	1.05%	4.07%	4.56%
	w/SC5	-4.08%	-3.84%	3.72%	4.56%
Class Y1	w/o SC2	0.79%	0.97%	4.05%	4.72%
	w/SC7	-0.20%	-0.01%	4.05%	4.72%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized
[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 4.75% front-end sales charge was deducted.
[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.
[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

66	Semiannual Report 2006

Shareholder Expense Example	Gartmore Tax-Free Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Tax Free Income Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,011.80	$4.79	0.96%
	Hypothetical	[1]	$1,000.00	$1,020.24	$4.82	0.96%
Class B	Actual		$1,000.00	$1,007.10	$8.51	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.52	$8.59	1.71%
Class C	Actual		$1,000.00	$1,007.10	$8.51	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.52	$8.59	1.71%
Class D	Actual		$1,000.00	$1,012.10	$3.54	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.48	$3.56	0.71%
Class X	Actual		$1,000.00	$1,008.80	$7.77	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%
Class Y	Actual		$1,000.00	$1,007.90	$7.77	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	67

Portfolio Summary	Gartmore Tax-Free Income Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Municipal Bonds	98.1%
Other assets in excess of liabilities	1.9%

100.0%

Top States
Texas	16.3%
Illinois	12.9%
Alabama	7.9%
Indiana	4.7%
Ohio	4.6%
Washington	4.6%
Massachusetts	4.6%
Michigan	4.5%
South Carolina	4.2%
Georgia	4.0%
Other Assets	31.7%

100.0%

Top Holdings
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	4.0%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	3.6%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/24	2.8%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07//01/24	2.6%
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 02/01/29	2.5%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	2.4%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	2.3%
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	2.1%
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 11/15/25	2.1%
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/22	2.1%
Other Assets	73.5%

100.0%

68	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Tax-Free Income Fund

Municipal Bonds (98.1%)

	Principal Amount	Value

Alabama (7.9%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.75%, 12/01/15	$1,500,000	$1,609,035
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	4,000,000	4,081,760
Auburn University Alabama General Fee Revenue Bonds, 5.50%, 06/01/18	1,685,000	1,798,738
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, 4.75%, 01/01/29	1,750,000	1,725,990
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 02/01/29	4,000,000	4,175,920

		13,391,443

Arizona (1.1%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 01/01/29	1,800,000	1,930,068

Colorado (2.1%)
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 11/15/25	3,500,000	3,565,380

District of Columbia (1.6%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 06/01/29	1,775,000	1,850,101
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 06/01/29	725,000	768,652

		2,618,753

Florida (2.6%)
Florida State Board of Education Capital Outlay (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,129,454

	Principal Amount	Value

Florida (continued)
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/18	$3,000,000	$3,334,140

		4,463,594

Georgia (4.0%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 01/01/26	1,000,000	1,069,790
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 06/01/28	1,000,000	1,015,060
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/18	465,000	553,215
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/18	55,000	63,896
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, 6.60%, 01/01/18	2,230,000	2,599,845
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,519,650

		6,821,456
Illinois (12.9%)
Chicago Illinois Prerefunded Project General Obligation Limited, Series A, 5.38%, 01/01/24	1,995,000	2,098,501
Chicago Illinois Unrefunded Project General Obligation Limited, Series A, 5.38%, 01/01/24	935,000	976,477

2006 Semiannual Report	69

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Tax-Free Income Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Illinois (continued)
Chicago Park District, Illinois General Obligation Unlimited Tax Park Bonds, Series 1996, 5.60%, 01/01/21	$3,050,000	$3,119,113
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.50%, 11/15/20	1,750,000	1,860,408
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.65%, 11/15/24	3,000,000	3,204,000
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	3,425,000	3,599,674
Illinois State Sales Tax Revenue Bonds, 5.00%, 06/15/19	2,000,000	2,090,760
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	4,500,000	4,767,119

		21,716,052

Indiana (4.7%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 07/01/20	1,000,000	1,104,120
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	5,335,000	6,824,425

		7,928,545

Kansas (1.0%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 11/15/19	1,500,000	1,668,120

	Principal Amount	Value

Louisiana (1.1%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 05/15/39	$1,750,000	$1,833,178

Massachusetts (4.6%)
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 11/01/15	1,500,000	1,648,920
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 10/01/16	1,000,000	1,101,590
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 08/01/19	1,000,000	1,111,580
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 10/01/18	2,000,000	2,214,659
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/21	95,000	101,470
Massachusetts State Unrefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/21	1,405,000	1,500,681

		7,678,900

Michigan (4.5%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	3,500,000	3,849,370
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 11/15/24	1,500,000	1,575,510
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 11/15/18	2,000,000	2,145,980

		7,570,860

70	Semiannual Report 2006

Municipal Bonds (continued)

	Principal Amount	Value

Minnesota (0.9%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 02/01/18	$1,500,000	$1,576,650

Missouri (1.1%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,536,648
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 07/01/14	365,000	365,631

		1,902,279

Nevada (0.7%)
University of Nevada Community College Revenue Bonds, 5.38%, 07/01/20	1,200,000	1,253,244

New Jersey (2.7%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,103,740
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 12/15/15	2,000,000	2,222,700
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	790,000	910,925
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	55,000	63,224
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 01/01/16	155,000	177,055

		4,477,644

	Principal Amount	Value

New Mexico (0.9%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 10/01/26	$1,500,000	$1,571,850

New York (1.3%)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, 6.00%, 04/01/14	1,000,000	1,112,490
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/19	795,000	863,950
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/19	205,000	222,780

		2,199,220

North Carolina (2.9%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, 6.25%, 03/01/17	645,000	650,108
North Carolina Med Care Commission Hospital Revenue Bonds, (Gaston Health Care), Prerefunded, 5.00%, 02/15/29	1,070,000	1,102,817
North Carolina Med Care Commission Hospital Revenue Bonds, (Gaston Health Care), Unrefunded, 5.00%, 02/15/29	1,230,000	1,213,444
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 10/01/26	2,000,000	2,008,601

		4,974,970

Ohio (4.6%)
Cleveland, Ohio Waterworks Revenue Bonds, Series K, 5.25%, 01/01/20	1,000,000	1,071,600

2006 Semiannual Report	71

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Tax-Free Income Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Ohio (continued)
Franklin County, Ohio Hospital Refunding & Improvement Revenue Bonds, (The Children’s Hospital Project), Series 1996-A, 5.75%, 11/01/20	$1,100,000	$1,119,624
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 12/01/19	1,000,000	1,068,890
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 04/01/18	2,500,000	2,792,000
Ohio State Building, Ohio Sales Tax Revenue Bonds, 5.00%, 04/01/17	1,655,000	1,726,579

		7,778,693

Pennsylvania (0.6%)
Pennsylvania State University General Obligation Unlimited Bonds, 5.25%, 03/01/16	1,000,000	1,059,270

South Carolina (4.2%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,781,399
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 01/01/22	1,000,000	1,057,450
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 10/01/24	3,000,000	3,187,020
Spartanburg, South Carolina Water System Revenue Bonds, Series 1996, 6.10%, 06/01/21	1,000,000	1,001,950

		7,027,819

Tennessee (3.2%)
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/24	4,200,000	4,339,944

	Principal Amount	Value

Tennessee (continued)
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 07/01/14	$1,000,000	$1,069,930

		5,409,874

Texas (16.3%)
Collin County, Texas Permanent Improvement General Obligation Limited Tax Bonds, Series A, 5.50%, 02/15/19	1,300,000	1,362,322
Comal, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, 5.63%, 08/01/19	2,000,000	2,114,060
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 02/15/18	2,300,000	2,471,717
Fort Worth, Texas General Obligation Limited Tax Bonds, 5.63%, 03/01/17	1,350,000	1,372,019
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	5,325,000	6,126,092
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series 1997, 5.38%, 08/15/17	1,500,000	1,519,020
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 02/15/26	2,000,000	2,004,000
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 08/15/22	1,000,000	1,034,220

72	Semiannual Report 2006

Municipal Bonds (continued)

	Principal Amount	Value

Texas (continued)
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 01/01/17	$1,245,000	$1,439,407
Montgomery County, Texas General Obligation Limited, 5.25%, 09/01/19	1,000,000	1,061,410
San Antonio, Texas Water Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,028,270
Socorro, Texas Independent School District General Obligation Unlimited Tax Bonds, Series A, 5.75%, 02/15/14	1,000,000	1,035,880
Spring Branch, Texas Independent School District General Obligation Limited, 5.20%, 02/01/20	1,500,000	1,564,470
United Independent School District General Obligation Unlimited Tax Bonds, 5.38%, 08/15/25	1,000,000	1,051,600
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 08/01/19	2,000,000	2,117,160

		27,301,647

Vermont (1.3%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/23	2,000,000	2,167,580

Virginia (3.1%)
Fairfax County, Virginia Water Authority Refunding Revenue Bonds, Series 1992, 6.00%, 04/01/22	940,000	976,820
Henrico County, Virginia Water & Sewer System Refunding Revenue Bonds, Series 1994, 5.88%, 05/01/14	1,205,000	1,206,651
Virginia College Building Authority Educational Facilities Revenue Bonds, 5.00%, 02/01/18	2,955,000	3,074,352

		5,257,823

	Principal Amount	Value

Washington (4.6%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 03/01/26	$1,000,000	$1,028,540
Seattle, Washington Water Systems Revenue Bonds, 5.38%, 03/01/29	2,000,000	2,071,100
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/22	3,500,000	3,540,040
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series C, 5.80%, 01/01/17	1,000,000	1,069,460

		7,709,140

Wisconsin (1.6%)
Wisconsin State General Obligation Unlimited, Series C, 5.55%, 05/01/21	1,000,000	1,066,200
Wisconsin State Transportation Revenue Bonds, Series A, 5.50%, 07/01/16	1,500,000	1,603,170

		2,669,370

Total Municipal Bonds		165,523,422

Total Investments (Cost $155,083,791) (a) — 98.1%		165,523,422

Other assets in excess of liabilities—1.9%		3,150,620

NET ASSETS—100.0%		$168,674,042

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

2006 Semiannual Report	73

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value
Air, Water, & Solid Waste	1.26%	$2,117,160
Airports Flying Fields	2.75%	4,635,170
Colleges & Universities	5.37%	9,044,856
Educational Services	0.62%	1,035,880
Elementary & Secondary Schools	4.92%	8,282,620
Environmental Quality	0.22%	365,631
Facilities Support Services	4.47%	7,521,969
Finance, Taxation, & Money	6.83%	11,486,390
General Obligation	22.79%	38,355,365
Health Services	8.14%	13,703,547
Hospitals	12.25%	20,620,571
Regulation, Administration of Transportation	1.64%	2,754,374
Regulation, Administration of Utilities	0.61%	1,028,540
Single Family Housing	0.39%	650,108
Tobacco & Tobacco Products	4.47%	7,523,973
Transportation Services	7.93%	13,337,885
Water, Sewer, & Utility	13.70%	23,059,383

See notes to financial statements.

74	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Bond Fund	Gartmore Enhanced Income Fund	Gartmore Government Bond Fund	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
Assets:
Investments, at value (cost $110,684,086; $503,174,984; $154,847,372; $103,965,720; and $155,083,791; respectively)	$111,745,966	$499,585,654	$152,174,316	$101,469,593	$165,523,422
Repurchase agreements, at cost and value	–	27,595,096	12,230,522	5,250,614	–

Total Investments	111,745,966	527,180,750	164,404,838	106,720,207	165,523,422

Cash	516	–	165	–	737,485
Cash collateral pledged for futures	–	37,500	–	–	–
Interest and dividends receivable	917,335	2,701,059	1,229,534	777,493	2,740,471
Receivable for capital shares issued	45,807	523,282	5,748	63,617	2,347
Receivable for investments sold	780,000	–	–	–	–
Receivable from advisor	–	11,827	–	–	–
Prepaid expenses and other assets	26,471	35,238	28,939	3,366	14,028

Total Assets	113,516,095	530,489,656	165,669,224	107,564,683	169,017,753

Liabilities:
Payable to custodian	–	26,563	–	15,265	–
Distributions payable	53,316	2,223	46,344	12,574	145,924
Payable for investments purchased	950,268	–	–	–	–
Payable for return of collateral received for securities on loan	1,190,244	4,464,233	13,431,796	–	–
Payable for capital shares redeemed	90,769	667,433	440,443	120,094	66,490
Net payable for variation margin on futures contracts	–	15,625	–	–	–
Accrued expenses and other payables
Investment advisory fees	45,957	149,560	62,746	22,346	69,531
Fund administration and transfer agent fees	18,659	41,375	21,740	25,282	23,521
Distribution fees	4,884	374	14,702	21,431	6,635
Administrative services fees	2,820	2,062	11,516	18,417	651
Other	38,612	1,111	23,256	33,330	30,959

Total Liabilities	2,395,529	5,370,559	14,052,543	268,739	343,711

Net Assets	$111,120,566	$525,119,097	$151,616,681	$107,295,944	$168,674,042

Represented by:
Capital	$112,886,857	$534,407,938	$154,749,347	$112,387,137	$158,474,478
Accumulated net investment income (loss)	(11,056)	(43,090)	14,031	(133,195)	(156,465)
Accumulated net realized gains (losses) on investment and futures transactions	(2,817,115)	(5,701,734)	(473,641)	(2,461,871)	(83,602)
Net unrealized appreciation (depreciation) on investments and futures	1,061,880	(3,544,017)	(2,673,056)	(2,496,127)	10,439,631

Net Assets	$111,120,566	$525,119,097	$151,616,681	$107,295,944	$168,674,042

See notes to financial statements.

2006 Semiannual Report	75

Statements of Assets and Liabilities (Continued)

	Gartmore Bond Fund		Gartmore Enhanced Income Fund		Gartmore Government Bond Fund		Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
Net Assets:
Class A Shares	$10,532,794		$1,828,152		$50,342,276		$1,091,868	$8,981,967
Class B Shares	265,401		–		187,307		–	712,655
Class C Shares	997,904		–		2,405,268		127,590	1,215,354
Class D Shares	88,906,056		–		95,508,272		–	153,264,053
Class R Shares	1,062		1,038		1,037		–	–
Class X Shares	2,226,871		–		2,354,739		–	4,271,119
Class Y Shares	147,400		–		816,784		–	228,894
Institutional Service Class Shares	–		3,716,926		–		–	–
Institutional Class Shares	8,043,078		519,572,981		998		5,699,381	–
IRA Class Shares	–		–		–		29,259,954	–
Service Class Shares	–		–		–		71,117,151	–

Total	$111,120,566		$525,119,097		$151,616,681		$107,295,944	$168,674,042

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,125,401		200,981		5,046,337		111,537	863,930
Class B Shares	28,357		–		18,774		–	68,574
Class C Shares	106,527		–		241,148		13,024	117,182
Class D Shares	9,485,023		–		9,568,503		–	14,745,167
Class R Shares	113		114		104		–	–
Class X Shares	237,862		–		236,209		–	410,876
Class Y Shares	15,728		–		81,941		–	22,063
Institutional Service Class Shares	–		408,395		–		–	–
Institutional Class Shares	857,978		57,118,607		100		582,075	–
IRA Class Shares	–		–		–		2,988,539	–
Service Class Shares	–		–		–		7,264,350	–

Total	11,856,989		57,728,097		15,193,116		10,959,525	16,227,792

Net asset value and redemption price per share:
Class A Shares	$9.36		$9.10		$9.98		$9.79	$10.40
Class B Shares (a)	$9.36		$–		$9.98		$–	$10.39
Class C Shares (b)	$9.37		$–		$9.97		$9.80	$10.37
Class D Shares	$9.37		$–		$9.98		$–	$10.39
Class R Shares	$9.38	(c)	$9.10	(c)	$9.98	(c)	$–	$–
Class X Shares	$9.36		$–		$9.97		$–	$10.40
Class Y Shares	$9.37		$–		$9.97		$–	$10.37
Institutional Service Class Shares	$–		$9.10		$–		$–	$–
Institutional Class Shares	$9.37		$9.10		$9.98		$9.79	$–
IRA Class Shares	$–		$–		$–		$9.79	$–
Service Class Shares	$–		$–		$–		$9.79	$–

See notes to financial statements.

76	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore Bond Fund	Gartmore Enhanced Income Fund	Gartmore Government Bond Fund	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.78	$9.31	$10.42	$10.02	$10.86
Class D Shares	$9.81	–	$10.45	–	$10.88

Maximum Sales Charge – Class A Shares	4.25%	2.25%	4.25%	2.25%	4.25%

Maximum Sales Charge – Class D Shares	4.50%	–	4.50%	–	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

2006 Semiannual Report	77

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Bond Fund	Gartmore Enhanced Income Fund	Gartmore Government Bond Fund	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$3,129,002	$9,486,124	$3,733,406	$2,265,766	$4,366,417
Income from securities lending	15,514	1,546	4,720	–	–

Total Income	3,144,516	9,487,670	3,738,126	2,265,766	4,366,417

Expenses:
Investment advisory fees	286,034	845,660	392,276	206,276	430,808
Fund administration and transfer agent fees	73,449	244,968	89,436	73,021	103,745
Distribution fees Class A	12,900	2,322	64,663	1,298	11,006
Distribution fees Class B	1,220	–	789	–	3,130
Distribution fees Class C	4,379	–	4,991	132	5,996
Distribution fees Class R	2	2	2	–	–
Distribution fees Class X	10,552	–	12,494	–	19,558
Distribution fees IRA Class	–	–	–	44,986	–
Distribution fees Service Class	–	–	–	93,542	–
Distribution fees Class Y	764	–	3,580	–	978
Administrative services fees Class A	3,881	258	32,278	–	53
Administrative services fees Class D	19,047	–	41,827	–	–
Administrative services fees Institutional Service Class	–	5,503	–	–	–
Administrative services fees IRA Class	–	–	–	17,195	–
Administrative services fees Service Class	–	–	–	26,458	–
Registration and filing fees	25,501	27,957	27,298	29,105	21,001
Printing fees	28,940	1,451	19,859	18,753	25,805
Trustee fees	1,918	7,827	2,653	2,041	2,896
Other	30,940	42,702	27,949	19,098	30,338

Total expenses before voluntary fee reductions	499,527	1,178,650	720,095	531,905	655,314
Expenses voluntarily reduced	–	–	–	(58,936)	–
Earnings credit (Note 5)	(2,430)	(1,943)	(601)	(770)	(1,741)
Expenses reimbursed	–	(81,293)	–	–	–

Total Expenses	497,097	1,095,414	719,494	472,199	653,573

Net Investment Income (Loss)	2,647,419	8,392,256	3,018,632	1,793,567	3,712,844

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	133,533	(377,539)	(430,249)	(445,949)	240,389
Net realized gains (losses) on futures transactions	–	475,031	–	–	–

Net realized gains (losses) on investment and futures transactions	133,533	97,492	(430,249)	(445,949)	240,389
Net change in unrealized appreciation/depreciation on investments and futures	(2,200,729)	540,591	(2,361,429)	110,229	(1,686,013)

Net realized/unrealized gains (losses) on investments and futures	(2,067,196)	638,083	(2,791,678)	(335,720)	(1,445,624)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$580,223	$9,030,339	$226,954	$1,457,847	$2,267,220

See notes to financial statements.

78	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Bond Fund		Gartmore Enhanced Income Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,647,419	$5,334,101	$8,392,256	$10,512,686
Net realized gains (losses) on investment and futures transactions	133,533	1,051,917	97,492	250,527
Net change in unrealized appreciation/depreciation on investments and futures	(2,200,729)	(3,797,729)	540,591	(2,909,779)

Change in net assets from operations	580,223	2,588,289	9,030,339	7,853,434

Distributions to Class A Shareholders from:
Net investment income	(227,441)	(400,142)	(29,660)	(31,968)

Distributions to Class B Shareholders from:
Net investment income	(4,558)	(5,213)	–	–

Distributions to Class C Shareholders from:
Net investment income	(16,179)	(17,810)	–	–

Distributions to Class D Shareholders from:
Net investment income	(2,209,971)	(4,714,110)	–	–

Distributions to Class R Shareholders from:
Net investment income	(22)	(43)	(16)	(26)

Distributions to Class X Shareholders from:
Net investment income	(48,093)	(116,559)	–	–

Distributions to Class Y Shareholders from:
Net investment income	(3,472)	(7,971)	–	–

Distributions to Institutional Class Shareholders from:
Net investment income	(140,156)	(64,941)	(8,338,398)	(10,887,612)

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	–	(75,491)	(174,593)

Change in net assets from shareholder distributions	(2,649,892)	(5,326,789)	(8,443,565)	(11,094,199)

Change in net assets from capital transactions	(4,736,485)	(6,874,780)	64,879,608	153,943,037

Change in net assets	(6,806,154)	(9,613,280)	65,466,382	150,702,272

Net Assets:
Beginning of period	117,926,720	127,540,000	459,652,715	308,950,443

End of period	$111,120,566	$117,926,720	$525,119,097	$459,652,715

Accumulated net investment income (loss)	$(11,056)	$(8,583)	$(43,090)	$8,219

See notes to financial statements.

2006 Semiannual Report	79

Statements of Changes in Net Assets

	Gartmore Government Bond Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,018,632	$6,204,349
Net realized gains (losses) on investment transactions	(430,249)	1,115,473
Net change in unrealized appreciation/depreciation on investments	(2,361,429)	(4,458,806)

Change in net assets from operations	226,954	2,861,016

Distributions to Class A Shareholders from:
Net investment income	(953,393)	(1,860,894)
Net realized gains on investments	(43,893)	–

Distributions to Class B Shareholders from:
Net investment income	(2,405)	(4,091)
Net realized gains on investments	(110)	–

Distributions to Class C Shareholders from:
Net investment income	(14,784)	(7,026)
Net realized gains on investments	(515)	–

Distributions to Class D Shareholders from:
Net investment income	(1,992,081)	(4,149,513)
Net realized gains on investments	(85,200)	–

Distributions to Class R Shareholders from:
Net investment income	(19)	(35)
Net realized gains on investments	(1)	–

Distributions to Class X Shareholders from:
Net investment income	(47,122)	(117,368)
Net realized gains on investments	(2,674)	–

Distributions to Class Y Shareholders from:
Net investment income	(13,537)	(26,680)
Net realized gains on investments	(712)	–

Distributions to Institutional Class Shareholders from:
Net investment income	(20)	(24,866)
Net realized gains on investment	(1)	–

Change in net assets from shareholder distributions	(3,156,467)	(6,190,473)

Change in net assets from capital transactions	(10,340,330)	(14,723,998)

Change in net assets	(13,269,843)	(18,053,455)

Net Assets:
Beginning of period	164,886,524	182,939,979

End of period	$151,616,681	$164,886,524

Accumulated net investment income (loss)	$14,031	$18,760

See notes to financial statements.

80	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Short Duration Bond Fund			Gartmore Tax-Free Income Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005		Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,793,567	$5,451,203		$3,712,844	$7,214,378
Net realized gains (losses) on investment transactions	(445,949)	(1,216,116)		240,389	267,828
Net change in unrealized appreciation/depreciation on investments	110,229	(2,606,356)		(1,686,013)	(3,449,647)

Change in net assets from operations	1,457,847	1,628,731		2,267,220	4,032,559

Distributions to Class A Shareholders from:
Net investment income	(16,914)	(22,192)		(180,672)	(345,087)

Distributions to Class B Shareholders from:
Net investment income	–	–		(10,512)	(15,552)

Distributions to Class C Shareholders from:
Net investment income	(503)	(16	) (a)	(20,178)	(34,172)

Distributions to Class D Shareholders from:
Net investment income	–	–		(3,416,775)	(6,630,409)

Distributions to Class X Shareholders from:
Net investment income	–	–		(80,662)	(177,039)

Distributions to Class Y Shareholders from:
Net investment income	–	–		(4,046)	(12,197)

Distributions to Institutional Class Shareholders from:
Net investment income	(104,506)	(450,062)		–	–

Distributions to IRA Class Shareholders from:
Net investment income	(565,691)	(2,313,572)		–	–

Distributions to Service Class Shareholders from:
Net investment income	(1,188,792)	(2,895,479)		–	–

Change in net assets from shareholder distributions	(1,876,406)	(5,681,321)		(3,712,845)	(7,214,456)

Change in net assets from capital transactions	(24,750,518)	(570,977,333)		(9,020,895)	(9,916,817)

Change in net assets	(25,169,077)	(575,029,923)		(10,466,520)	(13,098,714)

Net Assets:
Beginning of period	132,465,021	707,494,944		179,140,562	192,239,276

End of period	$107,295,944	$132,465,021		$168,674,042	$179,140,562

Accumulated net investment income (loss)	$(133,195)	$(50,356)		$(156,465)	$(156,464)

(a)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Semiannual Report	81

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.75	0.52	–		0.84	1.36	(0.53)	(0.53)	$9.58	16.01%		$4,775	1.14%		5.71%		(k	)	(k	)	42.47%
Year Ended October 31, 2002	$9.58	0.50	–		(0.15)	0.35	(0.50)	(0.50)	$9.43	3.84%		$7,551	1.06%		5.34%		(k	)	(k	)	27.66%
Year Ended October 31, 2003	$9.43	0.46	–		0.24	0.70	(0.46)	(0.46)	$9.67	7.55%		$10,128	1.08%		4.74%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.43	–		0.08	0.51	(0.43)	(0.43)	$9.75	5.37%		$10,669	1.04%		4.38%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.40	–		(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%		$10,212	1.10%		4.15%		(k	)	(k	)	34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.53	0.21	–	(l)	(0.17)	0.04	(0.21)	(0.21)	$9.36	0.39%	(i)	$10,533	1.10%	(j)	4.40%	(j)	(k	)	(k	)	19.43%

Class B Shares
Period Ended October 31, 2003 (d)	$9.49	0.06	–		0.18	0.24	(0.06)	(0.06)	$9.67	2.50%	(i)	$24	1.83%	(j)	3.62%	(j)	(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.36	–		0.08	0.44	(0.36)	(0.36)	$9.75	4.66%		$102	1.72%		3.64%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.34	–		(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%		$223	1.78%		3.46%		(k	)	(k	)	34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.53	0.18	–	(l)	(0.17)	0.01	(0.18)	(0.18)	$9.36	0.05%	(i)	$265	1.78%	(j)	3.73%	(j)	(k	)	(k	)	19.43%

Class C Shares
Period Ended October 31, 2003 (d)	$9.50	0.06	–		0.18	0.24	(0.06)	(0.06)	$9.68	2.49%	(i)	$9	1.87%	(j)	3.60%	(j)	(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.36	–		0.08	0.44	(0.36)	(0.36)	$9.76	4.63%		$182	1.72%		3.48%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.34	–		(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%		$696	1.78%		3.45%		(k	)	(k	)	34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.54	0.18	–	(l)	(0.17)	0.01	(0.18)	(0.18)	$9.37	0.05%	(i)	$998	1.77%	(j)	3.69%	(j)	(k	)	(k	)	19.43%

Class D Shares
Year Ended October 31, 2001	$8.76	0.54	–		0.84	1.38	(0.55)	(0.55)	$9.59	16.23%		$132,034	0.92%		5.94%		(k	)	(k	)	42.47%
Year Ended October 31, 2002	$9.59	0.52	–		(0.15)	0.37	(0.52)	(0.52)	$9.44	4.07%		$136,049	0.83%		5.58%		(k	)	(k	)	27.66%
Year Ended October 31, 2003	$9.44	0.49	–		0.24	0.73	(0.49)	(0.49)	$9.68	7.81%		$127,591	0.82%		5.00%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.45	–		0.09	0.54	(0.45)	(0.45)	$9.77	5.75%		$112,631	0.78%		4.64%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.77	0.43	–		(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%		$99,133	0.83%		4.41%		(k	)	(k	)	34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.55	0.22	–	(l)	(0.18)	0.04	(0.22)	(0.22)	$9.37	0.42%	(i)	$88,906	0.82%	(j)	4.68%	(j)	(k	)	(k	)	19.43%

Class R Shares
Period Ended October 31, 2003 (e)	$9.80	0.03	–		(0.12)	(0.09)	(0.03)	(0.03)	$9.68	(0.92%	)(i)	$1	1.85%	(j)	3.48%	(j)	1.95%	(j)	3.38%	(j)	17.73%
Year Ended October 31, 2004	$9.68	0.39	–		0.09	0.48	(0.39)	(0.39)	$9.77	5.06%		$1	1.37%		3.99%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.77	0.40	–		(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%		$1	1.14%		4.08%		(k	)	(k	)	34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.55	0.20	–	(l)	(0.17)	0.03	(0.20)	(0.20)	$9.38	0.26%	(i)	$1	1.36%	(j)	4.13%	(j)	(k	)	(k	)	19.43%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) Effective September 1, 2003, Class B and Class C were renamed renamed Class X and Class Y, respectively.

(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)  Not annualized.

(j)  Annualized.

(k) There were no fee reductions during the period.

(l)  Amount is less than $0.005.

See notes to financial statements.

82	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund (Continued)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (c)

Class X Shares
Year Ended October 31, 2001	$8.75	0.47	–		0.84	1.31	(0.48)	(0.48)	$9.58	15.33%		$2,935	1.72%		5.10%		42.47%
Year Ended October 31, 2002	$9.58	0.45	–		(0.15)	0.30	(0.45)	(0.45)	$9.43	3.26%		$3,548	1.62%		4.79%		27.66%
Year Ended October 31, 2003 (f)	$9.43	0.41	–		0.24	0.65	(0.41)	(0.41)	$9.67	6.98%		$3,674	1.60%		4.22%		17.73%
Year Ended October 31, 2004	$9.67	0.38	–		0.08	0.46	(0.38)	(0.38)	$9.75	4.82%		$3,457	1.57%		3.85%		17.20%
Year Ended October 31, 2005	$9.75	0.35	–		(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%		$2,821	1.63%		3.62%		34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.54	0.18	–	(l)	(0.18)	0.00	(0.18)	(0.18)	$9.36	0.02%	(i)	$2,227	1.63%	(j)	3.87%	(j)	19.43%

Class Y Shares
Period Ended October 31, 2001 (g)	$9.19	0.25	–		0.40	0.65	(0.25)	(0.25)	$9.59	7.25%	(i)	$162	1.74%	(j)	4.77%	(j)	42.47%
Year Ended October 31, 2002	$9.59	0.45	–		(0.15)	0.30	(0.45)	(0.45)	$9.44	3.26%		$272	1.62%		4.78%		27.66%
Year Ended October 31, 2003 (f)	$9.44	0.41	–		0.24	0.65	(0.41)	(0.41)	$9.68	6.97%		$256	1.60%		4.21%		17.73%
Year Ended October 31, 2004	$9.68	0.38	–		0.08	0.46	(0.38)	(0.38)	$9.76	4.81%		$238	1.57%		3.85%		17.20%
Year Ended October 31, 2005	$9.76	0.35	–		(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%		$199	1.63%		3.62%		34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.55	0.18	–	(l)	(0.18)	0.00	(0.18)	(0.18)	$9.37	0.02%	(i)	$147	1.63%	(j)	3.86%	(j)	19.43%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.50	0.15	–		0.26	0.41	(0.15)	(0.15)	$9.76	4.32%	(i)	$260	0.73%	(j)	4.51%	(j)	17.20%
Year Ended October 31, 2005	$9.76	0.43	–		(0.21)	0.22	(0.43)	(0.43)	$9.55	2.30%		$4,641	0.78%		4.47%		34.08%
Six Months Ended April 30, 2006 (Unaudited)	$9.55	0.22	–	(l)	(0.18)	0.04	(0.22)	(0.22)	$9.37	0.44%	(i)	$8,043	0.78%	(j)	4.74%	(j)	19.43%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) Effective September 1, 2003, Class B and Class C were renamed renamed Class X and Class Y, respectively.

(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)  Not annualized.

(j)  Annualized.

(k) There were no fee reductions during the period.

(l)  Amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	83

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Enhanced Income Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.90	0.52	(0.20)	0.32	(0.52)	(0.52)	$9.70	3.26%		$629	0.90%		5.18%		1.51%		4.57%		46.50%
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15	(0.41)	(0.41)	$9.44	1.60%		$1,691	0.79%		4.28%		0.95%		4.12%		32.97%
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12	(0.30)	(0.30)	$9.26	1.31%		$2,404	0.78%		3.11%		0.88%		3.01%		29.97%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%		$1,575	0.80%		1.74%		0.85%		1.69%		51.59%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%		$1,242	0.80%		2.36%		0.85%		2.31%		60.80%
Six Months Ended April 30, 2006 (Unaudited)	$9.08	0.14	0.02	0.16	(0.14)	(0.14)	$9.10	1.83%	(e)	$1,828	0.73%	(f)	3.17%	(f)	0.76%	(f)	3.14%	(f)	38.14%

Class R Shares
Period Ended October 31, 2003 (d)	$9.30	0.02	(0.03)	(0.01)	(0.02)	(0.02)	$9.27	(0.13%	)(e)	$1	1.05%	(f)	2.01%	(f)	1.15%	(f)	1.91%	(f)	29.97%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%		$1	1.00%		1.49%		1.00%		1.49%		51.59%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%		$1	0.72%		2.42%		0.72%		2.42%		60.80%
Six Months Ended April 30, 2006 (Unaudited)	$9.09	0.15	0.01	0.16	(0.15)	(0.15)	$9.10	1.72%	(e)	$1	0.71%	(f)	3.20%	(f)	0.71%	(f)	3.20%	(f)	38.14%

Institutional Service Class Shares
Year Ended October 31, 2001	$9.90	0.54	(0.19)	0.35	(0.54)	(0.54)	$9.71	3.57%		$11,593	0.70%		5.45%		1.44%		4.71%		46.50%
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15	(0.42)	(0.42)	$9.44	1.60%		$10,093	0.70%		4.41%		0.90%		4.21%		32.97%
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14	(0.31)	(0.31)	$9.27	1.50%		$9,256	0.70%		3.25%		0.80%		3.15%		29.97%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%		$7,476	0.70%		1.84%		0.75%		1.79%		51.59%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%		$5,661	0.70%		2.47%		0.75%		2.42%		60.80%
Six Months Ended April 30, 2006 (Unaudited)	$9.09	0.15	0.01	0.16	(0.15)	(0.15)	$9.10	1.74%	(e)	$3,717	0.70%	(f)	3.22%	(f)	0.72%	(f)	3.19%	(f)	38.14%

Institutional Class Shares
Year Ended October 31, 2001	$9.89	0.56	(0.19)	0.37	(0.56)	(0.56)	$9.70	3.83%		$10,144	0.45%		5.39%		0.98%		4.86%		46.50%
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19	(0.45)	(0.45)	$9.44	1.96%		$57,703	0.45%		4.57%		0.64%		4.38%		32.97%
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15	(0.33)	(0.33)	$9.26	1.64%		$155,704	0.45%		3.40%		0.55%		3.30%		29.97%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%		$299,898	0.45%		2.05%		0.50%		2.00%		51.59%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%		$452,749	0.45%		2.76%		0.50%		2.71%		60.80%
Six Months Ended April 30, 2006 (Unaudited)	$9.09	0.16	0.01	0.17	(0.16)	(0.16)	$9.10	1.86%	(e)	$519,573	0.45%	(f)	3.48%	(f)	0.48%	(f)	3.44%	(f)	38.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

84	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Government Bond Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$10.00	0.53	–		0.95	1.48	(0.53)	–	(0.53)	$10.95	15.21%		$57,336	0.99%		5.12%		1.20%		4.91%		159.68%
Year Ended October 31, 2002	$10.95	0.45	–		0.20	0.65	(0.45)	(0.20)	(0.65)	$10.95	6.42%		$55,510	1.07%		4.28%		1.11%		4.24%		99.42%
Year Ended October 31, 2003	$10.95	0.41	–		(0.16)	0.25	(0.40)	(0.19)	(0.59)	$10.61	2.29%		$56,589	1.10%		3.76%		(k	)	(k	)	106.65%
Year Ended October 31, 2004	$10.61	0.35	–		0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%		$55,481	1.07%		3.37%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.37	0.35	–		(0.20)	0.15	(0.35)	–	(0.35)	$10.17	1.46%		$54,166	1.10%		3.41%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.17	0.19	–	(m)	(0.18)	0.01	(0.19)	(0.01)	(0.20)	$9.98	0.02%	(i)	$50,342	1.09%	(j)	3.68%	(j)	(k	)	(k	)	45.38%

Class B Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	–		0.12	0.18	(0.05)	–	(0.05)	$10.61	1.73%	(i)	$1	1.80%	(j)	3.52%	(j)	(k	)	(k	)	106.65%
Year Ended October 31, 2004	$10.61	0.28	–		0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%		$170	1.69%		2.75%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.37	0.29	–		(0.20)	0.09	(0.29)	–	(0.29)	$10.17	0.85%		$152	1.71%		2.79%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.17	0.15	–	(m)	(0.18)	(0.03)	(0.15)	(0.01)	(0.16)	$9.98	(0.29%	)(i)	$187	1.71%	(j)	3.04%	(j)	(k	)	(k	)	45.38%

Class C Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	–		0.12	0.18	(0.05)	–	(0.05)	$10.61	1.73%	(i)	$65	1.76%	(j)	4.11%	(j)	(k	)	(k	)	106.65%
Year Ended October 31, 2004	$10.61	0.28	–		0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%		$296	1.69%		2.75%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.37	0.29	–		(0.21)	0.08	(0.29)	–	(0.29)	$10.16	0.75%		$331	1.71%		2.80%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.16	0.15	–	(m)	(0.18)	(0.03)	(0.15)	(0.01)	(0.16)	$9.97	(0.31%	)(i)	$2,405	1.68%	(j)	2.96%	(j)	(k	)	(k	)	45.38%

Class D Shares
Year Ended October 31, 2001	$10.01	0.55	–		0.95	1.50	(0.55)	–	(0.55)	$10.96	15.43%		$124,117	0.79%		5.24%		0.90%		5.13%		159.68%
Year Ended October 31, 2002	$10.96	0.48	–		0.19	0.67	(0.48)	(0.20)	(0.68)	$10.95	6.61%		$174,637	0.81%		4.52%		0.81%		4.52%		99.42%
Year Ended October 31, 2003	$10.95	0.44	–		(0.15)	0.29	(0.43)	(0.19)	(0.62)	$10.62	2.67%		$154,556	0.82%		4.03%		(k	)	(k	)	106.65%
Year Ended October 31, 2004	$10.62	0.38	–		0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%		$121,325	0.78%		3.66%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.37	0.38	–		(0.20)	0.18	(0.38)	–	(0.38)	$10.17	1.76%		$105,987	0.81%		3.70%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.17	0.20	–	(m)	(0.18)	0.02	(0.20)	(0.01)	(0.21)	$9.98	0.17%	(i)	$95,508	0.80%	(j)	3.97%	(j)	(k	)	(k	)	45.38%

Class R Shares
Period Ended October 31, 2003 (e)	$10.77	0.04	–		(0.16)	(0.12)	(0.03)	–	(0.03)	$10.62	(1.12%	)(i)	$1	1.48%	(j)	4.13%	(j)	1.58%	(j)	4.03%	(j)	106.65%
Year Ended October 31, 2004	$10.62	0.32	–		0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%		$1	1.37%		3.12%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.38	0.35	–		(0.21)	0.14	(0.35)	–	(0.35)	$10.17	1.34%		$1	1.06%		3.39%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.17	0.19	–	(m)	(0.18)	0.01	(0.19)	(0.01)	(0.20)	$9.98	0.03%	(i)	$1	1.05%	(j)	3.69%	(j)	(k	)	(k	)	45.38%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f) Not annualized.

(g) Annualized.

(h)Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.

(i)  Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.

(j)  The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.

(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.

(l)  The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

(m)The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.

(n)Amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	85

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Government Bond Fund (Continued)

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class X Shares
Year Ended October 31, 2001	$10.00	0.47	–		0.94	1.41	(0.47)	–	(0.47)	$10.94	14.41%		$4,024	1.64%		4.27%		1.68%		4.23%		159.68%
Year Ended October 31, 2002	$10.94	0.40	–		0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%		$6,067	1.58%		3.74%		1.58%		3.74%		99.42%
Year Ended October 31, 2003 (f)	$10.93	0.36	–		(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$5,689	1.57%		3.29%		(k	)	(k	)	106.65%
Year Ended October 31, 2004	$10.61	0.30	–		0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$4,557	1.54%		2.91%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.36	0.30	–		(0.20)	0.10	(0.30)	–	(0.30)	$10.16	1.00%		$3,394	1.56%		2.95%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.16	0.16	–	(m)	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)	$9.97	(0.21%	)(i)	$2,355	1.56%	(j)	3.20%	(j)	(k	)	(k	)	45.38%

Class Y Shares
Period Ended October 31, 2001 (g)	$10.47	0.24	–		0.47	0.71	(0.24)	–	(0.24)	$10.94	6.89%	(i)	$449	1.64%	(j)	4.20%	(j)	1.73%	(j)	4.11%	(j)	159.68%
Year Ended October 31, 2002	$10.94	0.40	–		0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%		$941	1.58%		3.72%		1.58%		3.72%		99.42%
Year Ended October 31, 2003 (f)	$10.93	0.36	–		(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$1,910	1.57%		3.28%		(k	)	(k	)	106.65%
Year Ended October 31, 2004	$10.61	0.30	–		0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$961	1.54%		2.93%		(k	)	(k	)	110.72%
Year Ended October 31, 2005	$10.36	0.30	–		(0.20)	0.10	(0.30)	–	(0.30)	$10.16	1.00%		$855	1.56%		2.95%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.16	0.16	–	(m)	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)	$9.97	(0.21%	)(i)	$817	1.56%	(j)	3.21%	(j)	(k	)	(k	)	45.38%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$10.11	0.12	–		0.28	0.40	(0.13)	–	(0.13)	$10.38	4.00%	(i)	$14	0.69%	(j)	3.66%	(j)	(k	)	(k	)	110.72%
Year Ended October 31, 2005 (l)	$10.38	0.39	–		(0.21)	0.18	(0.39)	–	(0.39)	$10.17	1.72%		$1	0.72%		3.85%		(k	)	(k	)	117.67%
Six Months Ended April 30, 2006 (Unaudited)	$10.17	0.20	–	(m)	(0.18)	0.02	(0.20)	(0.01)	(0.21)	$9.98	0.22%	(i)	$1	0.73%	(j)	4.06%	(j)	(k	)	(k	)	45.38%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)  Not annualized.

(j)  Annualized.

(k) There were no fee reductions during the period.

(l)  Net investment income (loss) is based on average shares outstanding during the period.

(m)Amount is less than $0.005.

See notes to financial statements.

86	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Short Duration Bond Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Stock Split		Capital Contributions from Adviser	Net Asset Value, End of Period	Total Return (a)

Class A Shares
Period Ended October 31, 2003 (d)	$10.00	0.08	–		–	0.08	(0.08)	–	(0.08)	–		–	$10.00	0.76%	(f)
Year Ended October 31, 2004	$10.00	0.23	–		(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.35%	(j)
Year Ended October 31, 2005	$10.00	0.25	–		(0.15)	0.10	(0.27)	–	(0.27)	–		–	$9.83	0.98%
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.15	–	(n)	(0.03)	0.12	(0.16)	–	(0.16)	–		–	$9.79	1.21%	(f)

Class C Shares
Period Ended October 31, 2005 (e)	$9.91	0.13	–		(0.06)	0.07	(0.15)	–	(0.15)	–		–	$9.83	0.76%	(f)
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.14	–	(n)	(0.03)	0.11	(0.14)	–	(0.14)	–		–	$9.80	1.12%	(f)

Institutional Class Shares
Year Ended October 31, 2001	$10.00	0.59	–		–	0.59	(0.59)	–	(0.59)	–		–	$10.00	6.06%
Year Ended October 31, 2002	$10.00	0.47	–		–	0.47	(0.47)	(0.04)	(0.51)	0.04	(h)	–	$10.00	4.84%
Year Ended October 31, 2003	$10.00	0.34	–		–	0.34	(0.34)	–	(0.34)	–		–	$10.00	3.41%
Year Ended October 31, 2004	$10.00	0.27	–		(0.07)	0.20	(0.27)	(0.01)	(0.28)	0.01	(i)	0.07	$10.00	2.69%	(k)
Year Ended October 31, 2005	$10.00	0.27	–		(0.15)	0.12	(0.29)	–	(0.29)	–		–	$9.83	1.24%
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.16	–	(n)	(0.03)	0.13	(0.17)	–	(0.17)	–		–	$9.79	1.34%	(f)

IRA Class Shares
Year Ended October 31, 2001	$10.00	0.55	–		–	0.55	(0.55)	–	(0.55)	–		–	$10.00	5.64%
Year Ended October 31, 2002	$10.00	0.43	–		–	0.43	(0.43)	(0.04)	(0.47)	0.04	(h)	–	$10.00	4.41%
Year Ended October 31, 2003	$10.00	0.29	–		0.01	0.30	(0.30)	–	(0.30)	–		–	$10.00	2.99%
Year Ended October 31, 2004	$10.00	0.23	–		(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.30%	(l)
Year Ended October 31, 2005	$10.00	0.24	–		(0.15)	0.09	(0.26)	–	(0.26)	–		–	$9.83	0.90%
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.14	–	(n)	(0.03)	0.11	(0.15)	–	(0.15)	–		–	$9.79	1.16%	(f)

Service Class Shares
Year Ended October 31, 2001	$10.00	0.55	–		–	0.55	(0.55)	–	(0.55)	–		–	$10.00	5.64%
Year Ended October 31, 2002	$10.00	0.44	–		–	0.44	(0.44)	(0.04)	(0.48)	0.04	(h)	–	$10.00	4.44%
Year Ended October 31, 2003	$10.00	0.30	–		–	0.30	(0.30)	–	(0.30)	–		–	$10.00	3.05%
Year Ended October 31, 2004	$10.00	0.22	–		(0.07)	0.15	(0.22)	(0.01)	(0.23)	0.01	(i)	0.07	$10.00	2.26%	(m)
Year Ended October 31, 2005	$10.00	0.24	–		(0.15)	0.09	(0.26)	–	(0.26)	–		–	$9.83	0.95%
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.14	–	(n)	(0.03)	0.11	(0.15)	–	(0.15)	–		–	$9.79	1.17%	(f)

	Ratios/Supplemental Data
	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)	$42	0.95%	(g)	2.68%	(g)	1.05%	(g)	2.58%	(g)	16.61%
Year Ended October 31, 2004	$1,585	0.86%		2.08%		0.96%		1.98%		129.96%
Year Ended October 31, 2005	$1,017	0.78%		2.40%		0.88%		2.30%		292.03%
Six Months Ended April 30, 2006 (Unaudited)	$1,092	0.74%	(g)	3.12%	(g)	0.84%	(g)	3.02%	(g)	13.34%

Class C Shares
Period Ended October 31, 2005 (e)	$1	1.40%	(g)	2.08%	(g)	1.40%	(g)	2.08%	(g)	292.03%
Six Months Ended April 30, 2006 (Unaudited)	$128	1.22%	(g)	2.84%	(g)	1.31%	(g)	2.74%	(g)	13.34%

Institutional Class Shares
Year Ended October 31, 2001	$15,531	0.55%		5.83%		0.83%		5.55%		59.67%
Year Ended October 31, 2002	$19,239	0.57%		4.73%		0.71%		4.69%		37.37%
Year Ended October 31, 2003	$47,491	0.60%		3.40%		0.70%		3.30%		16.61%
Year Ended October 31, 2004	$72,996	0.54%		2.63%		0.64%		2.53%		129.96%
Year Ended October 31, 2005	$6,741	0.49%		2.46%		0.59%		2.36%		292.03%
Six Months Ended April 30, 2006 (Unaudited)	$5,699	0.49%	(g)	3.36%	(g)	0.59%	(g)	3.26%	(g)	13.34%

IRA Class Shares
Year Ended October 31, 2001	$2,073	0.95%		5.46%		1.19%		5.22%		59.67%
Year Ended October 31, 2002	$38,001	1.01%		4.00%		1.11%		4.00%		37.37%
Year Ended October 31, 2003	$413,934	1.01%		2.90%		1.11%		2.80%		16.61%
Year Ended October 31, 2004	$369,014	0.91%		2.29%		1.01%		2.19%		129.96%
Year Ended October 31, 2005	$43,888	0.83%		2.21%		0.93%		2.11%		292.03%
Six Months Ended April 30, 2006 (Unaudited)	$29,260	0.84%	(g)	3.00%	(g)	0.94%	(g)	2.90%	(g)	13.34%

Service Class Shares
Year Ended October 31, 2001	$24,871	0.95%		5.45%		1.23%		5.17%		59.67%
Year Ended October 31, 2002	$84,679	0.96%		4.23%		1.08%		4.21%		37.37%
Year Ended October 31, 2003	$196,569	0.95%		3.06%		1.05%		2.96%		16.61%
Year Ended October 31, 2004	$263,900	0.97%		2.20%		1.07%		2.10%		129.96%
Year Ended October 31, 2005	$80,818	0.83%		2.31%		0.93%		2.21%		292.03%
Six Months Ended April 30, 2006 (Unaudited)	$71,117	0.81%	(g)	3.04%	(g)	0.91%	(g)	2.94%	(g)	13.34%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f) Not annualized.

(g) Annualized.

(h)Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.

(i)  Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.

(j)  The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.

(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.

(l)  The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

(m)The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.

(n)Amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	87

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Tax-Free Income Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (b)

Class A Shares
Year Ended October 31, 2001	$10.04	0.46	–		0.49	0.95	(0.48)	(0.48)	$10.51	9.70%		$5,837	1.00%		4.56%		7.29%
Year Ended October 31, 2002	$10.51	0.47	–		–	0.47	(0.47)	(0.47)	$10.51	4.57%		$7,586	0.99%		4.48%		27.77%
Year Ended October 31, 2003	$10.51	0.44	–		(0.02)	0.42	(0.44)	(0.44)	$10.49	4.09%		$7,580	0.98%		4.20%		16.91%
Year Ended October 31, 2004	$10.49	0.43	–		0.18	0.61	(0.43)	(0.43)	$10.67	5.97%		$9,599	0.93%		4.10%		0.00%
Year Ended October 31, 2005	$10.67	0.39	–		(0.18)	0.21	(0.39)	(0.39)	$10.49	1.98%		$10,054	0.98%		3.67%		3.70%
Six Months Ended April 30, 2006 (Unaudited)	$10.49	0.21	–	(h)	(0.09)	0.12	(0.21)	(0.21)	$10.40	1.18%	(f)	$8,982	0.96%	(g)	4.10%	(g)	0.64%

Class B Shares
Period Ended October 31, 2003 (c)	$10.28	0.06	–		0.20	0.26	(0.06)	(0.06)	$10.48	2.48%	(f)	$41	1.72%	(g)	3.54%	(g)	16.91%
Year Ended October 31, 2004	$10.48	0.35	–		0.19	0.54	(0.35)	(0.35)	$10.67	5.28%		$370	1.68%		3.36%		0.00%
Year Ended October 31, 2005	$10.67	0.32	–		(0.20)	0.12	(0.31)	(0.31)	$10.48	1.19%		$602	1.73%		2.90%		3.70%
Six Months Ended April 30, 2006 (Unaudited)	$10.48	0.17	–	(h)	(0.09)	0.07	(0.17)	(0.17)	$10.39	0.71%	(f)	$713	1.71%	(g)	3.36%	(g)	0.64%

Class C Shares
Period Ended October 31, 2003 (c)	$10.27	0.06	–		0.20	0.26	(0.06)	(0.06)	$10.47	2.48%	(f)	$1	1.72%	(g)	3.65%	(g)	16.91%
Year Ended October 31, 2004	$10.47	0.36	–		0.17	0.53	(0.36)	(0.36)	$10.64	5.12%		$984	1.66%		3.32%		0.00%
Year Ended October 31, 2005	$10.64	0.32	–		(0.19)	0.13	(0.31)	(0.31)	$10.46	1.30%		$1,211	1.73%		2.90%		3.70%
Six Months Ended April 30, 2006 (Unaudited)	$10.46	0.17	–	(h)	(0.09)	0.07	(0.17)	(0.17)	$10.37	0.71%	(f)	$1,215	1.71%	(g)	3.37%	(g)	0.64%

Class D Shares
Year Ended October 31, 2001	$10.03	0.49	–		0.49	0.98	(0.51)	(0.51)	$10.50	9.99%		$202,942	0.75%		4.82%		7.29%
Year Ended October 31, 2002	$10.50	0.49	–		0.01	0.50	(0.49)	(0.49)	$10.51	4.94%		$195,601	0.73%		4.74%		27.77%
Year Ended October 31, 2003	$10.51	0.47	–		(0.02)	0.45	(0.47)	(0.47)	$10.49	4.36%		$184,774	0.72%		4.47%		16.91%
Year Ended October 31, 2004	$10.49	0.46	–		0.18	0.64	(0.46)	(0.46)	$10.67	6.23%		$174,451	0.68%		4.35%		0.00%
Year Ended October 31, 2005	$10.67	0.42	–		(0.19)	0.23	(0.42)	(0.42)	$10.48	2.24%		$162,139	0.72%		3.92%		3.70%
Six Months Ended April 30, 2006 (Unaudited)	$10.48	0.23	–	(h)	(0.09)	0.13	(0.23)	(0.23)	$10.39	1.21%	(f)	$153,264	0.71%	(g)	4.36%	(g)	0.64%

Class X Shares
Year Ended October 31, 2001	$10.03	0.40	–		0.49	0.89	(0.42)	(0.42)	$10.50	9.06%		$5,592	1.60%		3.96%		7.29%
Year Ended October 31, 2002	$10.50	0.40	–		0.01	0.41	(0.40)	(0.40)	$10.51	4.05%		$6,445	1.58%		3.88%		27.77%
Year Ended October 31, 2003 (d)	$10.51	0.38	–		(0.02)	0.36	(0.38)	(0.38)	$10.49	3.48%		$6,861	1.57%		3.61%		16.91%
Year Ended October 31, 2004	$10.49	0.37	–		0.18	0.55	(0.37)	(0.37)	$10.67	5.34%		$6,342	1.53%		3.50%		0.00%
Year Ended October 31, 2005	$10.67	0.32	–		(0.19)	0.13	(0.32)	(0.32)	$10.48	1.36%		$4,903	1.57%		3.06%		3.70%
Six Months Ended April 30, 2006 (Unaudited)	$10.48	0.18	–	(h)	(0.08)	0.09	(0.18)	(0.18)	$10.40	0.88%	(f)	$4,271	1.56%	(g)	3.51%	(g)	0.64%

Class Y Shares
Period Ended October 31, 2001 (e)	$10.32	0.22	–		0.16	0.38	(0.22)	(0.22)	$10.48	3.73%	(f)	$115	1.62%	(g)	3.98%	(g)	7.29%
Year Ended October 31, 2002	$10.48	0.41	–		–	0.41	(0.40)	(0.40)	$10.49	4.06%		$221	1.59%		3.87%		27.77%
Year Ended October 31, 2003 (d)	$10.49	0.39	–		(0.03)	0.36	(0.38)	(0.38)	$10.47	3.49%		$652	1.57%		3.61%		16.91%
Year Ended October 31, 2004	$10.47	0.38	–		0.17	0.55	(0.37)	(0.37)	$10.65	5.35%		$493	1.54%		3.51%		0.00%
Year Ended October 31, 2005	$10.65	0.32	–		(0.18)	0.14	(0.33)	(0.33)	$10.46	1.37%		$232	1.58%		3.05%		3.70%
Six Months Ended April 30, 2006 (Unaudited)	$10.46	0.18	–	(h)	(0.09)	0.08	(0.18)	(0.18)	$10.37	0.79%	(f)	$229	1.56%	(g)	3.52%	(g)	0.64%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(d)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.
(h)	Amount less than $0.005.

See notes to financial statements.

88	Semiannual Report 2006

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Large Cap Value Fund (“Large Cap Value”)

- Gartmore Mid Cap Growth Fund (“Mid Cap Growth”)

- Gartmore Small Cap Fund (“Small Cap”)

- Gartmore Bond Fund (“Bond”)

- Gartmore Enhanced Income Fund (“Enhanced Income”), (formerly Gartmore Morley    Enhanced Income Fund)

- Gartmore Government Bond Fund (“Government Bond”)

- Gartmore Short Duration Bond Fund (“Short Duration Bond”)

- Gartmore Tax-Free Income Fund (“Tax-Free Income”)

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

2006 Semiannual Report	89

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. As of April 30, 2006, the Funds did not hold any foreign equity securities.

In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of

90	Semiannual Report 2006

the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

2006 Semiannual Report	91

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

The cash collateral received by the Funds at April 30, 2006, was pooled and invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note – Floating Rate	Bank of America	$1,600,000	4.81%	05/01/06
Master Note – Floating	CDC Financial Product Inc.	10,000,000	4.98%	05/01/06
Master Note – Floating	Citigroup Global Markets Inc.	6,500,000	4.95%	05/01/06
Medium Term Note – Floating	American Express Credit Corp.	1,000,000	4.86%	05/12/06
Medium Term Note – Floating	ASIF Global Funding XV	2,002,796	4.93%	05/01/06
Medium Term Note – Floating	BETA Finance Inc.	3,450,000	4.87%	05/01/06
Medium Term Note – Floating	Unicredito Italiano Bank (IRE) PLC	3,500,000	4.86%	05/09/06
Repurchase Agreement	Nomura Securities	29,687,584	4.79%	05/01/06

Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2006, the following Funds had securities with the following value on loan:

Fund	Value of Loaned Securities	Value of Collateral*
Large Cap Value	$4,317,001	$4,437,340
Small Cap	33,721,777	34,216,768
Bond	2,746,374	2,801,806
Enhanced Income	4,396,755	4,464,233
Government Bond	14,322,044	14,698,531
*	Includes securities and cash collateral

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Large Cap Value, Mid Cap Growth, and Small Cap (the “Equity Funds”) and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

92	Semiannual Report 2006

As of April 30, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$33,852,175	$5,377,395	$(442,336)	$4,935,059
Mid Cap Growth	5,462,049	1,215,631	(55,749)	1,159,882
Small Cap	242,430,920	12,139,577	(4,934,854)	7,204,723
Bond	110,728,549	2,511,957	(1,494,541)	1,017,416
Enhanced Income	530,770,080	171,828	(3,761,158)	(3,589,330)
Government Bond	167,121,285	629,125	(3,345,573)	(2,716,447)
Short Duration Bond	109,216,334	–	(2,496,127)	(2,496,127)
Tax-Free Income	155,083,791	10,473,886	(34,256)	10,439,631

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Capital Share Transactions

	Large Cap Value		Mid Cap Growth		Small Cap
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$4,142,372	$11,891,199	$610,680	$478,348	$86,065,090	$23,584,972
Dividends reinvested	1,348,823	279,932	77,703	60,128	5,003,064	2,851,134
Cost of shares redeemed	(8,251,738)	(11,718,871)	(150,596)	(461,655)	(9,962,054)	(13,022,021)

	(2,760,543)	452,260	537,787	76,821	81,106,100	13,414,085

Class B Shares
Proceeds from shares issued (a)	96,570	436,577	18,607	30,647	3,693,661	786,210
Dividends reinvested	54,190	4,640	8,122	5,636	297,392	192,009
Cost of shares redeemed	(119,538)	(202,227)	(9,520)	(30,774)	(191,973)	(429,030)

	31,222	238,990	17,209	5,509	3,799,080	549,189

(a)	Includes redemption fees, if any.

2006 Semiannual Report	93

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Large Cap Value		Mid Cap Growth		Small Cap
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
Class C Shares
Proceeds from shares issued (a)	$984,295	$4,247,596	$182,801	$86,157	$35,306,692	$5,235,353
Dividends reinvested	104,892	6,284	3,716	3,584	381,358	20,926
Cost of shares redeemed	(902,262)	(281,859)	(6,453)	(106,638)	(483,708)	(113,838)

	186,925	3,972,021	180,064	(16,897)	35,204,342	5,142,441

Class R Shares
Proceeds from shares issued (a)	75	175	75	175	131,869	134,193
Dividends reinvested	69	15	69	54	173	138
Cost of shares redeemed	(75)	(177)	(76)	(176)	(22,140)	(2,155)

	69	13	68	53	109,902	132,176

Institutional Service Class Shares
Proceeds from shares issued (a)	–	–	–	–	2,734,567	122,388
Dividends reinvested	–	–	–	–	62,291	894
Cost of shares redeemed	–	–	–	–	(2,129,592)	(132,819)

	–	–	–	–	667,266	(9,537)

Institutional Class Shares
Proceeds from shares issued (a)	–	–	792,116	890,194	29,012,007	1,140,758
Dividends reinvested	–	–	142,046	75,664	161,036	18,314
Cost of shares redeemed	–	–	(248,464)	(161,950)	(2,421,421)	(246,906)

	–	–	685,698	803,908	26,751,622	912,166

Change in net assets from capital transactions	$(2,542,327)	$4,663,284	$1,420,826	$869,394	$147,638,312	$20,140,520

(a)	Includes redemption fees, if any.

94	Semiannual Report 2006

	Large Cap Value		Mid Cap Growth		Small Cap
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	305,797	930,948	36,890	31,775	4,419,812	1,345,613
Reinvested	103,277	21,733	4,965	4,003	285,563	179,317
Redeemed	(607,299)	(912,386)	(9,004)	(30,916)	(521,382)	(783,370)

	(198,225)	40,295	32,851	4,862	4,183,993	741,560

Class B Shares
Issued	7,221	34,557	1,155	2,104	200,077	46,521
Reinvested	4,212	364	527	378	17,904	12,583
Redeemed	(8,967)	(15,833)	(589)	(2,042)	(10,528)	(26,586)

	2,466	19,088	1,093	440	207,453	32,518

Class C Shares
Issued	73,708	336,380	11,352	5,796	1,922,328	306,215
Reinvested	8,193	493	241	241	22,918	1,369
Redeemed	(67,476)	(22,351)	(412)	(6,891)	(26,103)	(6,697)

	14,425	314,522	11,181	(854)	1,919,143	300,887

Class R Shares
Issued	6	14	6	11	7,161	8,662
Reinvested	5	1	4	4	10	9
Redeemed	(6)	(14)	(5)	(11)	(1,173)	(123)

	5	1	5	4	5,998	8,548

Institutional Service Class Shares
Issued	–	–	–	–	142,232	7,182
Reinvested	–	–	–	–	3,499	56
Redeemed	–	–	–	–	(113,548)	(7,699)

	–	–	–	–	32,183	(461)

Institutional Class Shares
Issued	–	–	47,671	57,744	1,562,249	65,027
Reinvested	–	–	9,002	5,011	9,032	1,138
Redeemed	–	–	(15,142)	(10,098)	(123,396)	(13,453)

	–	–	41,531	52,657	1,447,885	52,712

Total change in shares	(181,329)	373,906	86,661	57,109	7,796,655	1,135,764

2006 Semiannual Report	95

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Bond		Enhanced Income		Government Bond
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$2,144,580	$4,055,723	$1,996,113	$874,861	$8,870,595	$19,047,496
Dividends reinvested	209,110	406,101	15,010	25,597	985,544	1,997,849
Cost of shares redeemed	(1,841,020)	(4,685,722)	(1,428,003)	(1,222,359)	(12,720,566)	(21,290,605)

	512,670	(223,898)	583,120	(321,901)	(2,864,427)	(245,260)

Class B Shares
Proceeds from shares issued (a)	54,664	126,569	–	–	74,321	96,097
Dividends reinvested	3,133	2,952	–	–	1,796	4,016
Cost of shares redeemed	(10,559)	(4,599)	–	–	(37,952)	(114,337)

	47,238	124,922	–	–	38,165	(14,224)

Class C Shares
Proceeds from shares issued (a)	453,344	713,393	–	–	2,346,670	256,951
Dividends reinvested	809	1,578	–	–	1,440	3,301
Cost of shares redeemed	(133,549)	(186,808)	–	–	(240,878)	(219,601)

	320,604	528,163	–	–	2,107,232	40,651

Class D Shares
Proceeds from shares issued (a)	2,747,945	7,898,707	–	–	3,987,617	14,862,951
Dividends reinvested	1,935,829	4,505,994	–	–	1,847,935	4,001,046
Cost of shares redeemed	(13,239,271)	(23,549,676)	–	–	(14,446,256)	(32,058,741)

	(8,555,497)	(11,144,975)	–	–	(8,610,704)	(13,194,744)

Class R Shares
Proceeds from shares issued (a)	75	175	75	175	75	175
Dividends reinvested	22	46	16	28	20	38
Cost of shares redeemed	(75)	(175)	(75)	(175)	(75)	(175)

	22	46	16	28	20	38

Class X Shares
Proceeds from shares issued (a)	33,034	66,620	–	–	53,007	67,684
Dividends reinvested	41,530	113,057	–	–	47,618	117,990
Cost of shares redeemed	(626,987)	(747,797)	–	–	(1,088,503)	(1,274,785)

	(552,423)	(568,120)	–	–	(987,878)	(1,089,111)

(a)	Includes redemption fees, if any.

96	Semiannual Report 2006

	Bond		Enhanced Income		Government Bond
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
Class Y Shares
Proceeds from shares issued (a)	$796	$2,118	$–	$–	$10,445	$10,389
Dividends reinvested	2,852	6,965	–	–	9,143	17,984
Cost of shares redeemed	(52,066)	(43,748)	–	–	(42,347)	(116,255)

	(48,418)	(34,665)	–	–	(22,759)	(87,882)

Institutional Class Shares
Proceeds from shares issued (a)	4,385,639	4,489,496	81,415,219	167,884,563	–	1,649,975
Dividends reinvested	140,116	65,905	8,338,719	11,483,917	21	25,339
Cost of shares redeemed	(986,436)	(111,654)	(23,507,293)	(23,347,403)	–	(1,808,780)

	3,539,319	4,443,747	66,246,645	156,021,077	21	(133,466)

Institutional Service Class Shares
Proceeds from shares issued (a)	–	–	701,514	1,621,939	–	–
Dividends reinvested	–	–	75,478	188,032	–	–
Cost of shares redeemed	–	–	(2,727,165)	(3,566,138)	–	–

	–	–	(1,950,173)	(1,756,167)	–	–

Change in net assets from capital transactions	$(4,736,485)	$(6,874,780)	$64,879,608	$153,943,037	$(10,340,330)	$(14,723,998)

SHARE TRANSACTIONS:
Class A Shares
Issued	225,187	418,178	219,720	95,994	875,326	1,848,683
Reinvested	22,006	41,912	1,651	2,807	97,351	193,764
Redeemed	(193,014)	(483,142)	(157,084)	(133,975)	(1,253,770)	(2,066,139)

	54,179	(23,052)	64,287	(35,174)	(281,093)	(23,692)

Class B Shares
Issued	5,748	13,085	–	–	7,341	9,335
Reinvested	330	305	–	–	177	390
Redeemed	(1,114)	(472)	–	–	(3,741)	(11,091)

	4,964	12,918	–	–	3,777	(1,366)

(a)	Includes redemption fees, if any.

2006 Semiannual Report	97

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Bond		Enhanced Income		Government Bond
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
Class C Shares
Issued	47,456	73,390	–	–	232,448	25,046
Reinvested	85	163	–	–	142	320
Redeemed	(13,969)	(19,292)	–	–	(23,974)	(21,375)

	33,572	54,261	–	–	208,616	3,991

Class D Shares
Issued	288,019	812,463	–	–	393,193	1,441,742
Reinvested	203,298	464,200	–	–	182,504	387,899
Redeemed	(1,389,188)	(2,427,717)	–	–	(1,425,369)	(3,106,476)

	(897,871)	(1,151,054)	–	–	(849,672)	(1,276,835)

Class R Shares
Issued	8	18	8	19	7	17
Reinvested	2	5	2	3	2	4
Redeemed	(8)	(18)	(9)	(19)	(7)	(17)

	2	5	1	3	2	4

Class X Shares
Issued	3,474	6,873			5,243	6,568
Reinvested	4,366	11,661	–	–	4,705	11,452
Redeemed	(65,823)	(77,106)	–	–	(107,751)	(123,865)

	(57,983)	(58,572)	–	–	(97,803)	(105,845)

Class Y Shares
Issued	84	218	–	–	1,040	1,010
Reinvested	299	718	–	–	904	1,746
Redeemed	(5,471)	(4,512)	–	–	(4,194)	(11,299)

	(5,088)	(3,576)	–	–	(2,250)	(8,543)

Institutional Class Shares
Issued	460,424	464,108	8,954,883	18,412,038	–	159,833
Reinvested	14,739	6,813	916,998	1,259,899	2	2,453
Redeemed	(103,207)	(11,518)	(2,585,918)	(2,561,322)	–	(176,569)

	371,956	459,403	7,285,963	17,110,615	2	(14,283)

Institutional Service Class Shares
Issued	–	–	77,128	177,656	–	–
Reinvested	–	–	8,296	20,613	–	–
Redeemed	–	–	(299,791)	(390,867)	–	–

	–	–	(214,367)	(192,598)	–	–

Total change in shares	(496,269)	(709,667)	7,135,884	16,882,846	(1,018,421)	(1,426,569)

98	Semiannual Report 2006

	Short Duration Bond		Tax-Free Income
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$247,540	$584,707	$1,046,102	$2,165,534
Dividends reinvested	14,136	18,258	133,891	256,141
Cost of shares redeemed	(182,512)	(1,156,254)	(2,173,074)	(1,796,086)

	79,164	(553,289)	(993,081)	625,589

Class B Shares
Proceeds from shares issued (a)	–	–	113,843	360,216
Dividends reinvested	–	–	8,204	12,588
Cost of shares redeemed	–	–	(5,667)	(132,372)

	–	–	116,380	240,432

Class C Shares
Proceeds from shares issued (a)	126,117	1,000 (b)	74,155	359,548
Dividends reinvested	501	18 (b)	6,751	11,259
Cost of shares redeemed	–	–	(65,466)	(123,105)

	126,618	1,018	15,440	247,702

Class D Shares
Proceeds from shares issued (a)	–	–	1,332,294	5,686,108
Dividends reinvested	–	–	2,590,789	5,464,894
Cost of shares redeemed	–	–	(11,486,744)	(20,573,357)

	–	–	(7,563,661)	(9,422,355)

Class X Shares
Proceeds from shares issued (a)	–	–	79,581	63,939
Dividends reinvested	–	–	60,672	141,455
Cost of shares redeemed	–	–	(735,266)	(1,555,958)

	–	–	(595,013)	(1,350,564)

Class Y Shares
Proceeds from shares issued (a)	–	–	95	2
Dividends reinvested	–	–	4,045	13,583
Cost of shares redeemed	–	–	(5,100)	(271,206)

	–	–	(960)	(257,621)

Institutional Class Shares
Proceeds from shares issued (a)	619,904	3,811,812	–	–
Dividends reinvested	103,601	505,967	–	–
Cost of shares redeemed	(1,743,468)	(70,241,568)	–	–

	(1,019,963)	(65,923,789)	–	–

IRA Class Shares
Proceeds from shares issued (a)	383,466	2,003,658	–	–
Dividends reinvested	495,054	2,471,501	–	–
Cost of shares redeemed	(15,382,883)	(327,936,551)	–	–

	(14,504,363)	(323,461,392)	–	–

(a)	Includes redemption fees, if any.
(b)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

2006 Semiannual Report	99

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Short Duration Bond		Tax-Free Income
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
Service Class Shares
Proceeds from shares issued (a)	$8,643,912	$27,160,906	$–	$–
Dividends reinvested	1,172,064	3,053,504	–	–
Cost of shares redeemed	(19,247,950)	(211,254,291)	–	–

	(9,431,974)	(181,039,881)	–	–

Change in net assets from capital transactions	$(24,750,518)	$(570,977,333)	$(9,020,895)	$(9,916,817)

SHARE TRANSACTIONS:
Class A Shares
Issued	25,218	59,186	99,724	204,027
Reinvested	1,441	1,842	12,769	24,122
Redeemed	(18,610)	(116,000)	(207,407)	(169,080)

	8,049	(54,972)	(94,914)	59,069

Class B Shares
Issued	–	–	10,894	33,977
Reinvested	–	–	783	1,186
Redeemed	–	–	(545)	(12,438)

	–	–	11,132	22,725

Class C Shares
Issued	12,870	101 (b)	7,085	33,838
Reinvested	51	2 (b)	645	1,063
Redeemed	–	–	(6,273)	(11,599)

	12,921	103	1,457	23,302

Class D Shares
Issued	–	–	126,881	535,982
Reinvested	–	–	247,094	514,654
Redeemed	–	–	(1,094,651)	(1,935,661)

	–	–	(720,676)	(885,025)

Class X Shares
Issued	–	–	7,585	6,023
Reinvested	–	–	5,784	13,321
Redeemed	–	–	(70,140)	(146,276)

	–	–	(56,771)	(126,932)

Class Y Shares
Issued	–	–	9	– (c)
Reinvested	–	–	387	1,281
Redeemed	–	–	(488)	(25,430)

	–	–	(92)	(24,149)

(a)	Includes redemption fees, if any.
(b)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(c)	Less than 1 share.

100	Semiannual Report 2006

	Short Duration Bond		Tax-Free Income
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
Institutional Class Shares
Issued	63,167	383,565	–	–
Reinvested	10,561	50,884	–	–
Redeemed	(177,611)	(7,047,742)	–	–

	(103,883)	(6,613,293)	–	–

IRA Class Shares
Issued	39,080	200,710	–	–
Reinvested	50,451	248,790	–	–
Redeemed	(1,567,247)	(32,883,434)	–	–

	(1,477,716)	(32,433,934)	–	–

Service Class Shares
Issued	880,631	2,735,458	–	–
Reinvested	119,477	307,860	–	–
Redeemed	(1,960,799)	(21,207,445)	–	–

	(960,691)	(18,164,127)	–	–

Total change in shares	(2,521,320)	(57,266,223)	(859,864)	(931,010)

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) or Gartmore Morley Capital Management, Inc. (“GMCM”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. With respect to the Large Cap Value Fund, GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadvisers for such Fund. NorthPointe Capital, LLC (“NorthPointe”), an indirect, majority owned subsidiary of GGI, currently serves as the subadviser for the Large Cap Value Fund and as such, manages the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser
Large Cap Value	GMF	NorthPointe Capital, LLC
Mid Cap Growth	GMF	n/a
Small Cap	GMF	n/a
Bond	GMF	n/a
Enhanced Income	GMCM	n/a
Government Bond	GMF	n/a
Short Duration Bond	GMCM	n/a
Tax-Free Income	GMF	n/a

2006 Semiannual Report	101

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and NorthPointe is as follows for the six months ended April 30, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Large Cap Value	Up to $100 million	0.75%	0.40%	0.35%
	On $100 million and more	0.70%	0.40%	0.30%
Mid Cap Growth	Up to $250 million	0.75%	0.75%	–
	$250 million up to $1 billion	0.725%	0.725%	–
	$1 billion up to $2 billion	0.70%	0.70%	–
	$2 billion up to $5 billion	0.675%	0.675%	–
	On $5 billion and more	0.65%	0.65%	–
Small Cap	Up to $100 million	0.95%	0.95%	–
	On $100 million and more	0.80%	0.80%	–
Bond, Government Bond and	Up to $250 million	0.50%	0.50%	–
Tax-Free Income	On the next $750 million	0.475%	0.475%	–
	On the next $1 billion	0.45%	0.45%	–
	On the next $3 billion	0.425%	0.425%	–
	On $5 billion and more	0.40%	0.40%	–
Enhanced Income and	Up to $500 million	0.35%	0.35%	—
Short Duration Bond (a)	$500 million up to $1 billion	0.34%	0.34%	–
	$1 billion up to $3 billion	0.325%	0.325%	–
	$3 billion up to $5 billion	0.30%	0.30%	–
	$5 billion up to $10 billion	0.285%	0.285%	–
	$10 billion and more	0.275%	0.275%	–
(a)	GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders, for the Short Duration Bond Fund.

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2007.

	Expense Caps
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Large Cap Value	1.15%	1.15%	1.15%	1.15%
Mid Cap Growth	1.15%	1.15%	1.15%	1.15%
Small Cap	1.35%	1.35%	1.35%	1.35%
Enhanced Income	0.45%	n/a	n/a	0.45%
Short Duration Bond	0.55%	n/a	0.55%	n/a

102	Semiannual Report 2006

	Expense Caps
Fund	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares	IRA Class
Large Cap Value	n/a	n/a	n/a	n/a
Mid Cap Growth	1.15%	1.15%	n/a	n/a
Small Cap	1.35%	1.35%	n/a	n/a
Enhanced Income	0.45%	0.45%	n/a	n/a
Short Duration Bond	0.55%	n/a	0.55%	0.55%

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted.

As of the six months ended April 30, 2006, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by GMF or GMCM, would be:

Fund	Amount Fiscal Year 2003	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Six Months Ended April 30, 2006
Large Cap Value	$–	$17,394	$8,421	$2,465
Mid Cap Growth	62,838	34,484	36,261	14,657
Small Cap	–	13,994	3,826	–

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. GDSI is a majority-owned subsidiary of GGAMT. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class X Shares	Class Y Shares	Service Class Shares	IRA Class
Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a	n/a
Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a	n/a	n/a
Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a	n/a
Short Duration Bond	0.25%	n/a	0.75%	n/a	n/a	n/a	0.25%	0.25%
Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%	n/a	n/a

2006 Semiannual Report	103

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the six months ended April 30, 2006, GDSI received commissions of $446,145 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $43,059 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Allocations Fund: Moderate, Gartmore Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of GGAMT, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for the Short Duration Bond Fund). For the Short Duration Bond Fund, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

104	Semiannual Report 2006

For the six months ended April 30, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Large Cap Value	$17,841
Small Cap	21,270
Bond	27,220
Enhanced Income	6,218
Government Bond	78,933
Short Duration Bond	42,088

As of April 30, 2006, the adviser or affiliates of the adviser directly held 72% of the shares outstanding of the Mid Cap Growth Fund.

4. Short-Term Trading Fees

The Funds (except the Enhanced Income Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase (within 90 calendar days for the Mid Cap Growth and Small Cap Funds and within seven calendar days for the Bond, Government Bond, Short Duration Bond and Tax-Free Income Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2006, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Mid Cap Growth	$573
Small Cap	27,495
Bond	1,532
Government Bond	399
Short Duration Bond	652
Tax-Free Income	118

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with JPMorgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2006.

The Trust’s custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

2006 Semiannual Report	105

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Large Cap Value	$18,046,028	$21,803,566
Mid Cap Growth	2,806,116	1,847,807
Small Cap	277,406,438	138,443,045
Bond	18,925,264	23,925,666
Enhanced Income	228,467,788	172,751,763
Government Bond	69,203,143	90,342,736
Short Duration Bond	14,999,723	43,699,369
Tax-Free Income	1,104,590	10,449,299

Purchases and sales of U.S. Government securities for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Bond	$1,927,656	$5,219,338
Government Bond	69,140,147	70,964,004
Short Duration Bond	11,982,656	–

106	Semiannual Report 2006

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on December 8, 2005 to preliminarily review the information the Board had requested, and which the Fund’s adviser had provided, including reports from Lipper, Inc. (“Lipper”), in connection with the Funds’ annual contract renewal process pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and to have an opportunity to request and review any additional information the Board may deem useful in considering whether to renew the investment advisory agreements on behalf of each Fund in advance of its annual 15(c) contract renewal meeting on January 12, 2006. The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each Funds’ investment advisory and sub-advisory agreements. Following receipt and review of all of the preliminary information and such additional information as they had requested, the Board met on January 12, 2006 to consider all relevant information they had received about each Fund in connection with the annual 15(c) contract renewal process as well as other relevant information the Board had received at its regular meetings throughout the year.

In considering whether to renew the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Funds, the Board considered among others, the following specific factors with respect to each Fund:

1. the Fund’s advisory fee and ancillary benefits;

2. the Fund’s advisory fee (including any breakpoints) compared to the advisory fees of the Fund’s peer group of funds;

3. the Fund’s total expenses (and any expense limitations/fee waivers by the adviser) compared to those of the Fund’s peer group of funds;

4. the performance of the Fund compared to its benchmark and its peer group of funds; and

5. the profitability (or lack thereof) to the Fund’s adviser.

Additionally, where the adviser manages accounts for other institutional clients (other than the Fund), the Board also considered the advisory fees charged to those clients as compared to the Fund’s advisory fees. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees, determined that it was appropriate to renew each Fund’s advisory (and, if applicable, sub-advisory) agreement for the following reasons:

Gartmore Large Cap Value Fund

The Fund has ranked in the top quartile of the Lipper Large-Cap Value Funds category for each of the one-, three- and five-year periods ended September 2005. The Fund also outperformed its benchmark, the Russell 1000 Value Index, for the one- and five-year, periods but underperformed the benchmark for the three-year period. The Fund’s advisory fee and total expenses are slightly higher than the median for its peer group. The Board also considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the Fund’s adviser is not excessive.

Gartmore Mid Cap Growth Fund

The Board considered that the Fund has a four-star rating from Morningstar and had outperformed the median for the Lipper Mid-Cap Growth Funds category for the twelve-month period ended September 30, 2005. The Fund, however, underperformed its benchmark, the Russell Mid-Cap Growth Index, for the one- and two- year periods, but ranked in the top half of its Lipper category over the same period. The Fund’s advisory fee and total expenses are relatively low as compared to those of the Fund’s Lipper peer group. The Board also considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007 and noted that the Fund’s adviser reported a loss from investment management services for this Fund.

Gartmore Small Cap Fund

The Fund outperformed the median of the Lipper Small Cap Core Fund category by 2078 basis points over the one-year period ended September 30, 2005 and outperformed its benchmark, the Russell 2000 Index, for the one-, three- and five-year periods by 2191, 745, and 529 basis points, respectively. The Fund ranked in the top decile of its Lipper

2006 Semiannual Report	107

Supplemental Information (Continued)

category for the one- and three-year periods and in the top half of its Lipper category for the five-year period. The Fund’s advisory fees and total expenses are higher than the median of its Lipper peer group but within the range of the fees and total expenses of the Fund’s peer group. These higher total expenses are primarily attributable to Fund’s higher distribution costs. This Fund’s primary distribution channel has, until recently, been Nationwide Mutual Insurance Company. The Board also noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also considered that the Fund’s adviser has reported a loss for investment management services to this Fund for the twelve-month periods ended September 30, 2005 and 2004.

Gartmore Bond Fund

The Fund outperformed its benchmark, the Lehman Government/Credit Bond Index, for the one- and three-year periods, while slightly underperforming the benchmark for the five-year period. Performance of the Fund placed the Fund in the second quintile of the Lipper-constructed peer group over the one-, three-, and five-year periods presented. The Fund’s advisory fee is relatively low compared to those of its Lipper peers. The Fund’s total expenses are higher than the median for its peer group, but within the range of the total expenses of the Fund’s peers. The Board also concluded that the level of profitability reported by the adviser was not excessive.

Gartmore Government Bond Fund

The Fund outperformed the Lipper Intermediate U.S. Government Funds category for the one-year period ended September 30, 2005 and ranked in the top quintile of its Lipper-constructed performance group. The Board noted that, while slightly underperforming its benchmark, the Merrill Lynch Government Master Index, during the three- and five-year periods, the Fund ranked in the top half of its Lipper category during those periods and ranked in the first quintile of its Lipper-constructed performance group over each of the one-to five-year periods reported. The Fund’s advisory fee is at the median of the Fund’s Lipper peer group. The Fund’s total expenses are higher than the median of its Lipper peers, but within the range of total expenses of its peers. The Board concluded that the level of profitability reported by the adviser is not excessive.

Gartmore Enhanced Income Fund

The Fund’s performance has improved recently, following actions taken by the adviser. While the Fund underperformed its benchmark, the Lipper Ultra Short-Bond Index for the one-, three- and five-year periods ended September 30, 2005, the Board considered that the Fund has begun to show improvement in performance as it ranked in the second quintile of its Lipper-constructed performance group for the one-year period. The Board also noted that the Lipper category for this Fund is being changed from the Lipper Short Investment-Grade Debt Funds category to the Lipper Ultra Short Bond Fund category to better reflect the Fund’s strategy. The Fund’s advisory fee and total expenses are below the median of its Lipper peers and the Fund’s adviser has contractually agreed to limit Fund expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the Fund’s adviser is not excessive.

Gartmore Short Duration Bond Fund

The Fund changed its investment strategy in December 2004, from a stable value fund to a short term bond fund. The Fund outperformed its benchmark, the Merrill Lynch Treasuries 1-3 Year Index, for the one-year period ended September 30, 2005, and ranked in the third quintile of its Lipper performance group. The Fund’s advisory fee and total expenses are below the median of its peers and the adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the adviser was not excessive.

Gartmore Tax-Free Income Fund

Although the Fund underperformed its benchmark, the Lehman Municipal Bond Index, the Fund ranked in the third quintile of its Lipper-constructed performance group for the one-, three- and five-year periods ended September 30, 2005. The Fund’s advisory fee and total expenses were higher than the median of its Lipper peers but within the range of its peers. The Board concluded that the level of profitability reported by the adviser was not excessive.

108	Semiannual Report 2006

Having considered all of the information it deemed relevant and being satisfied with the advisers’ responses to its questions, the Board determined to continue the investment advisory (and where applicable, sub-advisory) agreement for each Fund for an annual period which commenced on February 28, 2006.

2006 Semiannual Report	109

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore3 c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	85	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by Mitchell Madison, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	85	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	85	None

110	Semiannual Report 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association-College Retirement Equity Fund.	85	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	85	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	85	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

2006 Semiannual Report	111

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3],, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	85	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	85	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	85	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	85	None

112	Semiannual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Semiannual Report	113

[THIS PAGE INTENTIONALLY LEFT BLANK]

114	Semiannual Report 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

Index Definitions

Lehman Brothers Government/Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Lehman Brothers Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Lipper Money Market Fund Index: An unmanaged, equally weighted index that measures the performance of a broad group of taxable money market funds having a constant market price of $1 per share; consists of the largest 30 funds within the general money market funds investment objective as defined by Lipper Inc.

Lipper Ultra-Short Bond Fund Index: An unmanaged index that consists of fixed-income funds having very short durations (average maturity of between 91 and 365 days), relatively little market price sensitivity to changes in interest rates, and at least 65% of their assets in investment-grade debt instruments.

Merrill Lynch 6-Month Treasury Bill Index: An unmanaged index that comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

Merrill Lynch 1-Year Treasury Bill Index: An unmanaged index that comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2006 Gartmore Global Investments, Inc.

All rights reserved.

SAR-CORE 6/06

SemiannualReport

Gartmore Funds l April 30, 2006 (Unaudited)

Sector Series

Gartmore Global Financial Services Fund

Gartmore Global Health Sciences Fund

Gartmore Global Natural Resources Fund

Gartmore Global Technology and Communications Fund

Gartmore Global Utilities Fund

Leadership Series Gartmore Mid Cap Growth Leaders Fund Gartmore Nationwide Leaders Fund Gartmore Small Cap Leaders Fund Gartmore U.S. Growth Leaders Fund Gartmore Worldwide Leaders Fund

International Series

Gartmore China Opportunities Fund

Gartmore Emerging Markets Fund

Gartmore International Growth Fund

Concept Series

Gartmore Convertible Fund

Gartmore High Yield Bond Fund

Gartmore Micro Cap Equity Fund

Gartmore U.S. Growth Leaders Long-Short Fund

Gartmore Value Opportunities Fund

SemiannualReport

April 30, 2006 (Unaudited)

Contents

1	Message to Shareholders
4	Gartmore Global Financial Services Fund
11	Gartmore Global Health Sciences Fund
17	Gartmore Global Natural Resources Fund
24	Gartmore Global Technology and Communications Fund
30	Gartmore Global Utilities Fund
47	Gartmore Mid Cap Growth Leaders Fund
53	Gartmore Nationwide Leaders Fund
58	Gartmore Small Cap Leaders Fund
64	Gartmore U.S. Growth Leaders Fund
70	Gartmore Worldwide Leaders Fund
87	Gartmore China Opportunities Fund
94	Gartmore Emerging Markets Fund
102	Gartmore International Growth Fund
117	Gartmore Convertible Fund
123	Gartmore High Yield Bond Fund
133	Gartmore Micro Cap Equity Fund
140	Gartmore U.S. Growth Leaders Long-Short Fund
149	Gartmore Value Opportunities Fund

172	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2006

Dear Fellow Shareholders:

Global stock markets turned in solid gains during the six-month reporting period ended April 30, 2006. In the United States, despite the headwinds of rising interest rates and persistently high-crude oil prices, investors focused their attention on healthy growth in both the economy and corporate profits, along with relatively benign inflation numbers. A resilient economy helped offset the Federal Reserve Board’s four 0.25% increases in short-term interest rates during the period, the last increase being implemented by new Federal Reserve Chairman Ben Bernanke, who replaced Alan Greenspan at the beginning of February. A late-period price surge in crude oil to more than $70 per barrel, however, created a “wall of worry” for stocks to climb.

By the end of the period, though, the good news appeared to outweigh the bad. After posting a modest 1.7% growth rate during the hurricane-affected fourth quarter of 2005, U.S. gross domestic product rebounded to a robust 5.1% annual growth rate in the first quarter of 2006. During the same quarter, the Standard and Poor’s S&P 500® Index recorded a double-digit earnings gain for the 16th consecutive quarter, which helped account for the S&P 500’s 9.64% advance. Due to relatively modest valuations and a depreciating U.S. dollar, foreign stocks continued their pattern of outperforming their U.S. counterparts, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index turning in a gain of 23.10%.

As signs emerged that the economy was picking up steam in early 2006, investors renewed their interest in stocks with smaller capitalizations. In fact, small-cap stocks experienced particularly strong gains during January. For the six-month period ended April 30, 2006, the Russell 2000® Growth Index, a measure of small-cap growth stocks, posted an exceptionally strong 20.31% advance. That was almost three times the gain posted by the large-cap oriented Russell 1000® Growth Index, which returned 7.06%. Value stocks in Russell’s small-cap universe performed almost as well as their growth counterparts, returning 17.52%.

2006 Lipper Fund Awards

Our primary focus at Gartmore is serving the interests of shareholders in the spirit of responsible and informed financial stewardship—a commitment that takes a number of forms. One manifestation of our shareholder commitment is the goal of delivering strong performance over time across our entire range of funds. As a result, I’m pleased to inform you that, during this reporting period, Gartmore received one of only two “overall” awards winning as “Best Overall Small Fund Family” at the 2006 Lipper Fund Awards. Lipper, a leading global provider of mutual fund analysis and information, cited Gartmore’s consistently strong risk-adjusted returns relative to those of peers for the three-year period ended December 31, 2005.

To us, the award is important not for the recognition it brings to our company but, rather, for the degree to which this award reflects our commitment to delivering performance to our investors. Further because the Lipper Fund Awards are open only to fund complexes with a mix of equity, fixed-income, and mixed-asset portfolios, the award underscores our belief that portfolio diversification is the best means of managing investment risk.

One of Gartmore’s ongoing goals is to offer investors a diverse product menu that combines various asset classes with different sector and geographic investment opportunities as key components of a diversified portfolio. We believe that the prudent response to complex, volatile markets is a combination of diverse, uncorrelated funds. Moreover, we adhere to the premise that the distinguishing factor in securing long-term, risk-adjusted returns—regardless of the nature or style of a fund—is the talent of seasoned investment managers who can apply their ideas and insights in a collaborative environment.

Small-Cap Strength

One capability that exemplifies the Gartmore investment approach is the management of small-capitalization equity stocks. Small-cap equity is considered to be one of the more inefficient asset classes, which allows for a talented manager to generate excess returns. During the reporting period, Gartmore’s small-cap core, value, and growth funds produced consistently strong performance as illustrated by their respective above-benchmark returns.

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Fund returned 25.29%* while the Gartmore Small Cap Leaders Fund returned 30.59%*; the Funds’ benchmark is the Russell 2000® Index, which returned 18.91% for the same period. For broader comparison, the average return for the Funds’ Lipper peer category of Small-Cap Core Funds was 17.90%.

During the same period, our NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 19.08% versus 18.91% for its benchmark the Russell 2000® Index, and the 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds. Concurrently, the NorthPointe Small Cap Growth Fund returned 26.30%* versus 20.31% for the Fund’s benchmark, the Russell 2000® Growth Index, and 19.43% for the Fund’s Lipper peer category of Small-Cap Growth Funds. The Gartmore Micro Cap Equity Fund, which was the 2006 Lipper Small-Cap Core Funds Award winner,

2006 Semiannual Report	1

Message to Shareholders

Continued

returned 25.60%* versus 18.51% for its benchmark, the Russell Microcap™ Index, and 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds.

Virtues of Diversification

Though small-cap equity management is a discipline that we intend to broaden and deepen over time, this is only one of Gartmore’s areas of strength. Non-domestic holdings also are a crucial aspect of portfolio diversification, so we’re pleased to report strong showings in some of our global funds. For example, the Gartmore International Growth Fund returned 33.06%* for the semiannual period, as compared to the 25.04% return of its benchmark, the MSCI All Country World excluding U.S. Index. For the same period, the Gartmore Worldwide Leaders Fund, which was recognized at the 2006 Lipper Fund Awards as the best “Global Large-Cap Core Fund,” returned a 21.95%* return, as compared to the 16.29% return of its benchmark, the MSCI World Index.

Packaged asset allocation funds are yet another option that Gartmore provides to its investors. During this reporting period, two standouts emerged among our growing Optimal Allocations and Investor Destinations series of funds. The Gartmore Optimal Allocations Fund: Moderately Aggressive returned 12.39%* as compared to the 10.35% return of the Fund’s benchmark, a blend of 60% S&P 500® Index, 20% MSCI EAFE® Index and 20% Lehman Brothers U.S. Aggregate Index. In the Investor Destination series, the Moderately Aggressive Fund returned a 12.00%*, as compared to the 7.85% returned by its benchmark, a blend of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index.

Gartmore Commitment

As always, we appreciate the opportunity to manage a portion of your investment portfolio. We firmly believe that, by assuming the stewardship of some of your assets, we assume the responsibility of managing those assets as we would our own investments. Further, we believe it is our charge to provide you with diverse, well-performing investment solutions. This has been the Gartmore commitment since our founding, and this continues to govern our actions each and every day.

Paul J. Hondros

CEO—Gartmore Global Investments

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Overall Small Fund Family” award, Gartmore competed among 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Returns scores for all of the funds within the eligible group. The fund group with the lowest average decile rank received the award.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 16 global large-cap core portfolios to win the award.

For the “Small-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 214 small-cap core portfolios to win the award.

Awards based on Institutional Share Class shares of the Funds. Other share classes may have different performance characteristics.

Fund performance may now be higher or lower than the performance that was calculated to win this award.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Leaders Fund, the Gartmore China Opportunities Fund and the Gartmore Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2	Semiannual Report 2006

High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

Convertible bonds may have significant exposure to the equity markets where the underlying issuers trade and therefore are subject to greater fluctuations in value and risk of loss of income and principal than traditional bonds. In addition, convertible bonds may be more difficult to value than other fixed-income securities due to the embedded option in their structure.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as short selling, short-term trading, and investing in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Small Cap Leaders Fund, the Gartmore China Opportunities Fund and the Gartmore Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares of the Fund at NAV. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12 months is available upon request.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2006 Semiannual Report	3

Gartmore Global Financial Services Fund

For the semiannual period ended April 30, 2006, the Gartmore Global Financial Services Fund (Class A at NAV) returned 20.11% versus 20.63% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds was 15.19%.

The reporting period was a good one in absolute terms for financial services stocks, because the sector was supported by several favorable fundamental factors. Loan demand was relatively strong due to relatively low, albeit rising, interest rates, while credit quality remained solid, benefiting lenders. Asset managers thrived in an environment of rising stock prices, while a healthy level of mergers and acquisitions, as well as initial public offerings, kept capital markets firms busy. In the insurance industry, fundamentals were more mixed but still generally supported rising stock prices.

Compared with the benchmark, the Fund was hindered most by unfavorable stock selection and an underweighting in real estate, factors that also worked against the Fund’s results in the commercial banking group. Globally, real estate stocks have performed better than we anticipated, and we remained cautious about the group’s rich valuations. As investors looked ahead to the possibility of the Federal Reserve Board’s pausing in its campaign of interest-rate hikes, commercial bank stocks began to gain upside traction, and we lessened the Fund’s underweighting in those stocks as the reporting period progressed.

Among individual Fund holdings, detractors to Fund performance included Macquarie Bank Ltd., an Australian bank that reported disappointing quarterly results at the beginning of February, and IntercontinentalExchange Inc., provider of an electronic marketplace for trading a variety of energy futures contracts, and which also faltered, hurt by increased competition from Chicago Mercantile Exchange Holdings Inc. We sold both Macquarie and Intercontinental. In the insurance sector, the Fund’s holding in the St. Paul Travelers Cos., Inc. detracted, although the stock improved significantly toward the end of April, because the company was expected to report strong quarterly results at the beginning of May.

On the positive side, UBS AG, a Switzerland-based provider of wealth management, asset management, and investment banking services, was one of the top contributors to Fund performance. Strength in all of UBS’s primary lines of business, along with an appreciating euro, aided the stock. Japanese leasing and lending stock Orix Corp. also contributed to Fund performance; Orix benefited from accelerating earnings growth spurred by a rebounding Japanese economy, which rewarded offshore investments and validated recent pro-business policy initiatives implemented by the Japanese government. Banking giant Mitsubishi UFJ Financial Group, Inc., now the world’s largest bank, was another meaningful contributor to Fund performance.

We continue to discover pockets of opportunity in the financial services sector, devoting considerable resources to comparing opportunities abroad with those available in the United States. That said, global valuations are not as attractive as these were six months or a year ago. We will focus on the important tasks of selecting stocks with strong fundamentals and avoiding overexposure to closely correlated positions.

Portfolio Managers:

Douglas Burtnick, CFA and Stuart Quint, CFA

4	Semiannual Report 2006

Fund Performance	Gartmore Global Financial Services Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	20.11%	30.84%	15.99%
	w/SC3	13.19%	23.28%	14.43%
Class B	w/o SC2	19.67%	29.97%	15.14%
	w/SC4	14.67%	24.97%	14.85%
Class C	w/o SC2	19.71%	29.93%	15.13%
	w/SC5	18.71%	28.93%	15.13%
Class R6,8		20.10%	30.87%	15.49%
Institutional Class[7,8]		20.22%	31.16%	16.27%
Institutional Service Class[8]		20.29%	31.25%	16.29%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	5

Shareholder Expense Example	Gartmore Global Financial Services Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Global Financial Services Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,201.10	$9.22	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.62	$8.49	1.69%
Class B	Actual		$1,000.00	$1,196.70	$13.07	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.10	$12.05	2.40%
Class C	Actual		$1,000.00	$1,197.10	$13.07	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.10	$12.05	2.40%
Class R	Actual		$1,000.00	$1,201.00	$9.82	1.80%
	Hypothetical	[1]	$1,000.00	$1,016.07	$9.04	1.80%
Institutional Service Class	Actual		$1,000.00	$1,202.90	$7.65	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%
Institutional Class	Actual		$1,000.00	$1,202.20	$7.64	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

6	Semiannual Report 2006

Portfolio Summary	Gartmore Global Financial Services Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.2%
Cash Equivalents	6.4%
Liabilities in excess of other assets	-2.6%

100.0%

Top Countries
United States	47.9%
Japan	8.9%
United Kingdom	8.7%
Germany	6.1%
France	4.7%
Australia	3.7%
Switzerland	3.2%
Netherlands	3.1%
Italy	2.3%
Spain	2.2%
Other Assets	9.2%

100.0%

Top Industries
Financial Services	42.5%
Banking	38.2%
Insurance	12.3%
Real Estate Investment Trusts	2.5%
Paper Products	0.7%
Other Assets	3.8%

100.0%

Top Holdings*
UBS AG	3.2%
Mitsubishi UFJ Financial Group, Inc.	2.8%
Citigroup, Inc.	2.7%
BNP Paribas SA	2.7%
JP Morgan Chase & Co.	2.6%
Allianz AG	2.4%
UniCredito Italiano SpA	2.3%
Banco Bilbao Vizcaya Argentaria SA	2.2%
Royal Bank of Scotland Group PLC	2.1%
Mizuho Financial Group, Inc.	2.1%
Other Assets	74.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	7

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Global Financial Services Fund

Common Stock (96.2%)

	Shares or Principal Amount	Value

AUSTRALIA (3.7%)
Banking (3.7%)
Australia & New Zealand Banking Group Ltd.	20,070	$426,206
Commonwealth Bank of Australia	11,300	403,663
National Australia Bank Ltd.	13,610	388,797

		1,218,666

CANADA (1.7%)
Financial Services (1.7%)
Manulife Financial Corp.	8,520	556,414

FRANCE (4.7%)
Banking (2.7%)
BNP Paribas SA	9,470	894,248

Financial Services (2.0%)
Credit Agricole SA	16,820	677,029

		1,571,277

GERMANY (6.1%)
Banking (1.0%)
Commerzbank AG	7,840	324,018

Financial Services (2.7%)
Deutsche Bank AG	3,900	476,218
Deutsche Boerse AG	1,570	226,857
Hypo Real Estate Holding AG	2,870	200,596

		903,671

Insurance (2.4%)
Allianz AG	4,790	800,043

		2,027,732

GREECE (1.0%)
Banking (1.0%)
Alpha Bank AE	8,610	325,459

HONG KONG (0.4%)
Financial Services (0.4%)
Hang Lung Group Ltd.	54,500	129,710

IRELAND (1.1%)
Banking (1.1%)
Bank of Ireland	19,420	364,509

	Shares or Principal Amount	Value

ITALY (2.3%)
Banking (2.3%)
UniCredito Italiano SpA	99,998	$753,084

JAPAN (8.9%)
Banking (4.3%)
Mitsubishi UFJ Financial Group, Inc.	59	922,537
Mitsubishi UFJ Financial Group, Inc. ADR	9,030	141,410
Sumitomo Mitsui Financial Group, Inc.	19	208,351
Suruga Bank Ltd.	11,000	153,382

		1,425,680

Financial Services (4.6%)
Mizuho Financial Group, Inc.	83	706,556
Nomura Holdings, Inc.	12,500	282,382
Orix Corp.	1,900	571,175

		1,560,113

		2,985,793

NETHERLANDS (3.1%)
Financial Services (1.0%)
Fortis NV	8,970	336,436

Insurance (2.1%)
ING Groep NV	16,740	682,913

		1,019,349

SPAIN (2.2%)
Banking (2.2%)
Banco Bilbao Vizcaya Argentaria SA	33,230	733,502

SWEDEN (1.2%)
Banking (1.2%)
Skandinaviska Enskilda Banken AB	16,150	407,675

SWITZERLAND (3.2%)
Financial Services (3.2%)
UBS AG	9,070	1,064,827

8	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (8.7%)
Banking (6.4%)
Barclays PLC	34,150	$424,286
HSBC Holdings PLC	38,570	665,430
Lloyds TSB Group PLC	37,420	361,863
Royal Bank of Scotland Group PLC	22,000	715,448

		2,167,027

Financial Services (2.3%)
Amvescap PLC	55,710	605,666
Man Group PLC	3,420	157,379

		763,045

		2,930,072

UNITED STATES (47.9%)
Banking (12.3%)
Bank of America Corp.	13,800	688,896
City National Corp.	2,930	213,773
Colonial BancGroup, Inc.	14,950	387,654
Commerce Bancorp, Inc.	15,100	609,134
Hudson City Bancorp, Inc.	21,730	291,399
Silicon Valley Bancshares (b)	5,970	303,097
SunTrust Banks, Inc.	5,210	402,889
U.S. Bancorp	6,140	193,042
UCBH Holdings, Inc.	4,100	72,529
Wachovia Corp.	10,780	645,183
Zions Bancorp	3,650	303,060

		4,110,656

Financial Services (24.6%)
American Capital Strategies Ltd.	7,880	274,382
American Express Co.	3,600	193,716
AmeriCredit Corp. (b)	16,300	493,564
Capital One Financial Corp.	6,050	524,172
Chicago Mercantile Exchange	800	366,400
Citigroup, Inc.	18,110	904,594
Clayton Holdings, Inc. (b)	6,720	144,950
CompuCredit Corp. (b)	4,030	160,999
E*TRADE Financial Corp. (b)	13,870	345,086
Franklin Resources, Inc.	2,000	186,240
Goldman Sachs Group, Inc.	3,870	620,322
Host Marriott Corp.	10,370	217,977
International Securities Exchange, Inc.	3,900	171,405

	Shares or Principal Amount	Value

UNITED STATES (continued)
Financial Services (continued)
Investment Technology Group, Inc. (b)	4,300	$227,857
Investors Financial Services Corp.	3,350	160,331
J.P. Morgan Chase & Co.	19,230	872,656
Jefferies Group, Inc.	2,950	196,028
Legg Mason, Inc.	3,600	426,528
Lehman Brothers Holdings, Inc.	1,970	297,766
Merrill Lynch & Co., Inc.	5,140	391,976
Moody’s Corp.	1,480	91,775
SLM Corp.	4,890	258,583
TD Ameritrade Holding Corp. (b)	11,780	218,637
Thomas Weisel Partners Group, Inc. (b)	8,790	178,173
United Panam Financial Corp. (b)	5,920	177,541
Washington Mutual, Inc.	3,240	145,994

		8,247,652

Insurance (7.8%)
AFLAC, Inc.	4,100	194,914
Allstate Corp.	3,930	222,006
American International Group, Inc.	8,380	546,795
Assurant, Inc.	6,030	290,465
Conseco, Inc. (b)	8,730	220,433
Endurance Specialty Holdings Ltd.	8,670	268,423
Metlife, Inc.	8,340	434,514
Progressive Corp. (The)	2,640	286,519
St. Paul Travelers Cos.	2,890	127,247

		2,591,316

Paper Products (0.7%)
Potlatch Corp.	6,377	248,320

Real Estate Investment Trusts (2.5%)
Annaly Mortgage Management, Inc.	15,050	202,724
General Growth Properties, Inc.	4,100	192,495
ProLogis	4,450	223,479
Redwood Trust, Inc.	4,770	202,582

		821,280

		16,019,224

Total Common Stocks		32,107,293

2006 Semiannual Report	9

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Global Financial Services Fund (Continued)

Cash Equivalents (6.4%)

	Shares or Principal Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $2,123,707)	$2,122,888	$2,122,888

Total Cash Equivalents		2,122,888

Total Investments (Cost $30,982,797) (a) — 102.6%		34,230,181

Liabilities in excess of other assets — (2.6)%		(880,345)

NET ASSETS — 100.0%		$33,349,836

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

At April 30, 2006, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Sterling Pound	05/02/06	$89,327	$91,306	$(1,979)

Total Short Contracts		$89,327	$91,306	$(1,979)

Long Contracts:
Canadian Dollar	05/01/06	$32,365	$32,504	$139
Australian Dollar	05/02/06	72,655	73,556	901
Euro	05/02/06	266,239	270,237	3,998
British Pound Sterling	05/02/06	149,787	153,145	3,358
Swedish Krone	05/02/06	46,315	47,190	875
Euro	05/03/06	9,573	9,719	146

Total Long Contracts		$576,934	$586,351	$9,417

See notes to financial statements.

10	Semiannual Report 2006

Gartmore Global Health Sciences Fund

For the semiannual period ended April 30, 2006, the Gartmore Global Health Sciences Fund (Class A at NAV) returned 1.92% versus 2.16% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/Biotechnology Funds was 3.97%.

During the reporting period, health-care stocks received a strong boost from a rally in the pharmaceuticals group, which had sold off sharply in 2005 and bottomed shortly before the period began. Intense competition and uncertainty about the upcoming November 2006 mid-term elections, however, limited the health-care sector’s gains in comparison to those of stronger sectors such as materials, energy and industrials.

In relation to its benchmark, the Fund was hampered by unfavorable stock selection in biotechnology as well as health-care equipment and supplies. In biotechnology, the Fund’s performance was hurt primarily because of underweighting in several strong-performing Index components such as: Gilead Sciences, Inc.; Cephalon, Inc.; and Celgene Corp. The Fund’s underperformance in health-care equipment and supplies was due mainly to an underexposure to one stock—Guidant Corp., which received a series of buyout offers from two suitors and ultimately was acquired by Boston Scientific Corp. at a healthy premium above Guidant’s recent trading price. The Fund held Guidant stock at the beginning of the reporting period, but unfortunately we sold it shortly before the bidding war began.

On the positive side, stock selection in health-care providers and services as well as health-care technology benefited Fund returns. Cardinal Health, Inc., a drug distributor, was a key contributor to performance. As the outlook for drug manufacturers improved, so did the prospects for the companies that distribute those products. Also boosting Fund performance was Shire plc, a specialty drug manufacturer. Shire’s stock advanced sharply on anticipation of an agreement that would extend patent protection for one of the company’s key products. In the health-care technology group, health-information provider WebMD Health Corp. also contributed to Fund performance. The stock benefited from the trend toward U.S. consumers taking a more active role in health-care matters.

Given the frequent calls for reforming the U.S. health-care system, stocks in the health-care sector often display increased volatility as important political elections approach. The Congressional mid-term elections in November are not likely to be an exception. That said, volatility often creates opportunity; stocks that have been unfairly punished represent possibilities for adding to Fund performance. Valuations in the large-capitalization pharmaceutical group seem relatively attractive, even after its recent run-up. These and other themes will guide company-specific research for the Fund throughout the remainder of 2006.

Portfolio Manager:

Paul Cluskey

2006 Semiannual Report	11

Fund Performance	Gartmore Global Health Sciences Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	1.92%	6.79%	8.12%	4.93%
	w/SC3	-3.94%	0.62%	6.86%	3.77%
Class B	w/o SC2	1.52%	6.04%	7.40%	4.23%
	w/SC4	-3.08%	1.24%	7.10%	4.08%
Class C5	w/o SC2	1.61%	6.03%	7.42%	4.25%
	w/SC6	0.69%	5.07%	7.42%	4.25%
Class R7,9		1.97%	6.86%	7.71%	4.51%
Institutional Class[8,9]		2.07%	7.07%	8.44%	5.23%
Institutional Service Class[9]		1.99%	6.90%	8.36%	5.16%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12	Semiannual Report 2006

Shareholder Expense Example	Gartmore Global Health Sciences Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Global Health Sciences Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,019.20	$7.81	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%
Class B	Actual		$1,000.00	$1,015.20	$11.14	2.23%
	Hypothetical	[1]	$1,000.00	$1,013.94	$11.20	2.23%
Class C	Actual		$1,000.00	$1,016.10	$11.15	2.23%
	Hypothetical	[1]	$1,000.00	$1,013.94	$11.20	2.23%
Class R	Actual		$1,000.00	$1,019.70	$7.51	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.56	$7.53	1.50%
Institutional Service Class	Actual		$1,000.00	$1,019.90	$7.11	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.96	$7.13	1.42%
Institutional Class	Actual		$1,000.00	$1,020.70	$6.16	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	13

Portfolio Summary	Gartmore Global Health Sciences Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	90.2%
Cash Equivalents	10.0%
Mutual Fund	4.9%
Other Investments*	15.1%
Liabilities in excess of other assets**	-20.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Drugs	34.2%
Medical Products	21.4%
Medical Services	9.1%
Medical Products & Services	8.4%
Insurance	5.0%
Health Care Services	2.7%
Therapeutics	2.2%
Medical Instruments	2.2%
Pharmaceuticals	1.5%
Distribution & Wholesale	1.0%
Other Assets	12.3%

100.0%

Top Holdings***
Pfizer, Inc.	9.0%
Wyeth	5.3%
Medtronic, Inc.	5.2%
Johnson & Johnson	5.2%
iShares Dow Jones U.S. Healthcare Sector Index Fund	4.9%
Merck & Co., Inc.	3.9%
UnitedHealth Group, Inc.	3.6%
Cardinal Health, Inc.	3.4%
Abbott Laboratories	3.2%
Roche Holding AG—CH	3.1%
Other Assets	53.2%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

14	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Global Health Sciences Fund

Common Stocks (90.2%)

	Shares or Principal Amount	Value

Distribution & Wholesale (1.0%)
MWI Veterinary Supply, Inc. (b)	7,233	$257,133

Drug Delivery Systems (0.6%)
Conor Medsystems, Inc. (b) (c)	5,669	153,063

Drugs (34.2%)
Abbott Laboratories	19,002	812,145
Andrx Corp. (b) (c)	14,167	330,233
Array BioPharma, Inc. (b) (c)	17,362	128,652
Barr Pharmaceuticals, Inc. (b)	6,418	388,610
Merck & Co., Inc.	29,231	1,006,131
Novartis AG ADR – CH	9,781	562,505
Pfizer, Inc.	91,092	2,307,361
Roche Holding AG – CH	5,070	778,359
Sanofi-Aventis ADR – UK (c)	12,172	572,571
Schering-Plough Corp.	26,200	506,184
Wyeth	27,532	1,339,983

		8,732,734

Health Care Services (2.7%)
Diagnosticos da America (b)	3,860	295,141
Webmd Health Corp., Class A (b)	9,311	405,215

		700,356

Human Resources (1.0%)
Cross Country Healthcare, Inc. (b) (c)	14,126	255,963

Insurance (5.0%)
UnitedHealth Group, Inc.	18,517	921,036
WellPoint, Inc. (b)	4,993	354,503

		1,275,539

Medical Instruments (2.2%)
Boston Scientific Corp. (b)	23,641	549,417

Medical Products (21.4%)
Bard (C.R.), Inc.	7,250	539,835
Baxter International, Inc.	15,645	589,817
Bristol-Myers Squibb Co.	21,873	555,137
Caliper Life Sciences, Inc. (b) (c)	23,161	141,050
Cyberonics, Inc. (b) (c)	12,562	291,313
Johnson & Johnson	22,701	1,330,506
Medtronic, Inc.	26,599	1,333,141
NxStage Medical, Inc. (b) (c)	12,895	155,256
ResMed, Inc. (b) (c)	5,821	251,176
Spectranetics Corp. (b)	20,740	266,509

		5,453,740

	Shares or Principal Amount	Value

Medical Products & Services (8.4%)
Cardinal Health, Inc.	12,808	$862,619
Celgene Corp. (b)	6,690	282,050
InterMune, Inc. (b) (c)	13,101	209,485
Pharmaceutical Product Development, Inc. (c)	12,879	461,970
Regeneron Pharmaceuticals, Inc. (b) (c)	22,999	333,945

		2,150,069

Medical Services (9.1%)
Fisher Scientific International, Inc. (b)	3,530	249,042
Gilead Sciences, Inc. (b)	7,920	455,400
LCA-Vision, Inc. (c)	4,950	277,992
Manor Care, Inc. (c)	8,870	388,950
McKesson Corp.	11,311	549,600
Psychiatric Solutions, Inc. (b)	11,830	391,100

		2,312,084

Pharmaceuticals (1.5%)
Cephalon, Inc. (b)	3,836	251,872
Santarus, Inc. (b) (c)	15,510	119,737

		371,609

Real Estate Investment Trusts (0.9%)
Five Star Quality Care, Inc. (b)	22,317	229,865

Therapeutics (2.2%)
Biomarin Pharmaceutical, Inc. (b) (c)	8,224	101,155
Genentech, Inc. (b)	5,826	464,391

		565,546

Total Common Stocks		23,007,118

Cash Equivalents (10.0%)

Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $2,552,433)	$2,551,449	2,551,449

Total Cash Equivalents		2,551,449

2006 Semiannual Report	15

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Global Health Sciences Fund

Mutual Funds (4.9%)

	Shares or Principal Amount	Value

Exchange Traded Funds (4.9%)
iShares Dow Jones U.S. Healthcare Sector Index Fund	20,220	$1,249,798

Total Mutual Funds		1,249,798

Short-Term Securities Held as Collateral for Securities Lending (15.1%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$3,855,693	3,855,693

Total Short-Term Securities Held as Collateral for Securities Lending		3,855,693

Total Investments (Cost $30,048,217) (a) — 120.2%		30,664,058

Liabilities in excess of other assets — (20.2)%		(5,162,331)

NET ASSETS — 100.0%		$25,501,727

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of April 30, 2006.
ADR	American Depositary Receipt
CH	Switzerland
UK	United Kingdom

See notes to financial statements.

16	Semiannual Report 2006

Gartmore Global Natural Resources Fund

For the semiannual period ended April 30, 2006, the Gartmore Global Natural Resources Fund (Class A at NAV) returned 25.71%, versus 22.95% for its benchmark, the Goldman Sachs Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds was 25.91%.

Soaring commodity prices continued to make natural resources stocks one of the most favorable places to invest during the six-month period under review, as crude oil, gold, silver, copper and aluminum all logged significant percentage gains.

Relative to our benchmark, an overweighting in the industrials sector contributed the most to the Fund’s performance. Our strategy in industrials was to own stocks that might be considered derivative plays on the strength of the materials sector. One of these holdings was H&E Equipment Services, Inc., a provider of heavy construction and industrial equipment, as well as one of the biggest contributors to Fund performance. Strong equipment rental demand was one of the factors driving the stock higher, and we sold the Fund’s H&E Equipment services holdings to lock in profits. American Railcar Industries, Inc., which makes railroad cars used to transport coal, was another industrials stock that performed well.

The materials sector also aided the Fund’s performance. In particular, our investments in the metals and minerals industry outperformed the benchmark’s components in that group. One standout for the Fund’s performance was Century Aluminum Co., a smaller producer whose profitability benefited considerably from the recent strength in aluminum prices. Gerdau AmeriSteel Corp., a leading manufacturer of minimill steel in the United States and Canada, also merits mention as a positive contributor to the Fund’s performance. The stock was aided by firm demand from the commercial and industrial construction markets.

The energy sector, which on average accounted for approximately three-quarters of the Fund’s holdings during the period, was another sector that helped performance. Our decision to underweight the sector was timely, and our stock picking also had a positive impact. Not owning several of the large integrated energy companies was particularly helpful to Fund results.

On the negative side, the Fund’s average cash position was a drag on performance in a rising market. A sizable Fund position in Newfield Exploration Co. also hurt, as the company was delayed in restoring its operations in the Gulf of Mexico following last season’s hurricanes. Finally, the Fund did not own energy services provider Schlumberger Ltd., which outperformed the benchmark by a considerable margin; this held back the Fund’s results relative to those of the benchmark. We thought that the stock was richly valued, but it became even more expensive as the period progressed.

Although the macro trends in place should continue to provide plenty of attractive investment opportunities, we are growing cautious, because price activity in many natural resources markets is becoming increasingly speculative. In addition, the supply/demand profiles in some markets, such as that for natural gas, could take a turn for the worse. In response to these developments, we have raised the Fund’s cash holdings somewhat to allow us to take advantage of attractive bargains that present themselves as 2006 progresses.

Portfolio Managers:

William Gerlach, CFA and Jason Kotik, CFA

2006 Semiannual Report	17

Fund Performance	Gartmore Global Natural Resources Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	25.71%	77.60%	59.00%
	w/SC3	18.46%	67.34%	53.95%
Class B	w/o SC2	25.23%	76.28%	57.76%
	w/SC4	20.23%	71.28%	56.27%
Class C	w/o SC2	25.28%	76.30%	57.84%
	w/SC5	24.28%	75.30%	57.84%
Class R6		25.63%	77.17%	58.47%
Institutional Class[6]		25.88%	77.96%	59.39%
Institutional Service Class[6]		25.92%	77.95%	59.27%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Natural Resources Fund, Goldman Sachs Natural Resources Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

18	Semiannual Report 2006

Shareholder Expense Example	Gartmore Global Natural Resources Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Global Natural Resources Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$1,257	$7.56	1.35%
	Hypothetical	[1]	$1,000	$1,018	$6.78	1.35%
Class B	Actual		$1,000	$1,252	$11.62	2.08%
	Hypothetical	[1]	$1,000	$1,015	$10.44	2.08%
Class C	Actual		$1,000	$1,253	$11.62	2.08%
	Hypothetical	[1]	$1,000	$1,015	$10.44	2.08%
Class R	Actual		$1,000	$1,256	$8.34	1.49%
	Hypothetical	[1]	$1,000	$1,018	$7.48	1.49%
Institutional Service Class	Actual		$1,000	$1,259	$6.11	1.09%
	Hypothetical	[1]	$1,000	$1,020	$5.47	1.09%
Institutional Class	Actual		$1,000	$1,259	$6.10	1.09%
	Hypothetical	[1]	$1,000	$1,020	$5.47	1.09%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	19

Portfolio Summary	Gartmore Global Natural Resources Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	93.5%
Cash Equivalents	5.4%
Other Assets in excess of liabilities	1.1%

100.0%

Top Industries
Oil Company Exploration & Production	35.2%
Oil Field Services	7.6%
Oil Company Integrated	6.8%
Pipelines	5.7%
Raw Materials	5.2%
Oil & Gas Drilling	5.1%
Transport Services	4.5%
Energy	4.2%
Oil Refining & Marketing	2.9%
Metals	2.9%
Other Assets	19.9%

100.0%

Top Holdings*
Occidental Petroleum Corp.	5.1%
Halliburton Co.	3.7%
Warren Resources, Inc.	3.6%
Exxon Mobil Corp.	3.4%
Riata Energy	3.1%
Inco Ltd.	2.6%
Valero Energy	2.5%
Swift Energy Co.	2.3%
The Williams Cos., Inc.	2.3%
Rowan Cos., Inc.	2.2%
Other Assets	69.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

20	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Global Natural Resources Fund

Common Stocks (93.5%)

	Shares or Principal Amount	Value

Agriculture (0.1%)
Cadiz, Inc. (b)	2,700	$47,196

Batteries (0.7%)
Energy Conversion Devices, Inc. (b)	6,740	337,067

Chemicals (0.4%)
Chemtura Corp.	10,000	122,000
Huntsman Corp. (b)	5,000	98,250

		220,250

Coal Mining (2.7%)
Consol Energy, Inc.	4,500	383,220
Foundation Coal Holdings, Inc.	6,419	325,443
Natural Resource Partners LP	382	21,430
Natural Resource Partners LP	6,571	354,834
Peabody Energy Corp.	4,702	300,270

		1,385,197

Concrete Products (0.3%)
U.S. Concrete, Inc. (b)	9,930	136,240

Copper Production (1.4%)
Phelps Dodge Corp.	8,128	700,552

Energy (4.2%)
BJ Services Co.	13,406	510,098
KFx, Inc. (b)	44,433	802,016
Murphy Oil Corp.	4,974	249,595
NRG Energy, Inc. (b)	12,274	584,120

		2,145,829

Energy Equipment & Services (0.6%)
Distributed Energy Systems Corp. (b)	25,000	157,750
Tidewater, Inc.	3,000	174,720

		332,470

Gold Mining (2.9%)
Barrick Gold Corp.	13,000	396,240
Newmont Mining Corp.	9,500	554,420
Novagold Resources, Inc. (b)	32,600	521,600

		1,472,260

	Shares or Principal Amount	Value

Machinery (0.3%)
Lone Star Technologies, Inc. (b)	3,000	$159,030

Metals (2.9%)
Century Aluminum Co. (b)	5,900	280,899
Cleveland-Cliffs, Inc.	6,000	513,540
Coeur d’Alene Mines Corp. (b)	53,930	376,431
Hecla Mining Co. (b)	22,500	145,575
Rio Tinto PLC ADR – UK	700	155,890

		1,472,335

Oil & Gas Drilling (5.1%)
Bronco Drilling Co., Inc. (b)	2,719	73,440
ENSCO International, Inc.	9,921	530,674
Hydril (b)	250	20,040
Noble Corp.	2,956	233,347
Pioneer Drilling Co. (b)	7,792	126,308
Precision Drilling Trust	1,500	53,310
Rowan Cos., Inc.	25,947	1,150,231
Todco	9,390	430,719

		2,618,069

Oil Company Exploration & Production (35.2%)
Anadarko Petroleum Corp.	10,100	1,058,682
Apache Corp.	2,603	184,943
Canadian Natural Resources Ltd.	13,900	836,780
Carrizo Oil & Gas, Inc. (b)	5,000	146,900
Complete Production Services, Inc. (b)	17,500	462,525
Denbury Resources, Inc. (b)	34,362	1,120,201
Devon Energy Corp.	7,063	424,557
EnCana Corp.	12,000	600,600
Energy Partners Ltd. (b)	8,169	210,679
EOG Resources, Inc.	6,845	480,724
EXCO Resources, Inc. (b)	16,070	206,178
Forest Oil Corp. (b)	4,489	164,163
Gastar Explortion Ltd. (b)	2,000	7,139
InterOil Corp. (b)	1,300	17,953
Kerr-Mcgee Corp.	4,000	399,440
Linn Energy LLC (b)	12,560	254,842
Mariner Energy, Inc. (b)	15,287	297,332
McMoran Exploration Co. (b)	53,288	922,948
Newfield Exploration Co. (b)	20,431	911,223
Noble Energy, Inc.	15,532	698,629
Occidental Petroleum Corp.	25,569	2,626,960

2006 Semiannual Report	21

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Global Natural Resources Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil Company Exploration & Production (continued)
Riata Energy (b)	87,000	$1,566,000
Storm Cat Energy Corp. (b)	15,000	41,700
Swift Energy Co. (b)	28,451	1,205,184
Talisman Energy, Inc.	3,791	214,116
Transglobe Energy Corp. (b)	51,880	304,536
Transocean Sedco Forex, Inc. (b)	5,009	406,080
Ultra Petroleum Corp. (b)	500	31,980
Warren Resources, Inc. (b)	123,091	1,861,136
Weatherford International, Inc. (b)	8,000	423,440

		18,087,570

Oil Company Integrated (6.8%)
BP PLC ADR-UK	7,272	536,092
ChevronTexaco Corp.	10,937	667,376
ConocoPhillips	8,066	539,615
Exxon Mobil Corp.	27,815	1,754,570
Marathon Oil Corp.	94	7,460

		3,505,113

Oil Field Services (7.6%)
Baker Hughes, Inc.	5,000	404,150
Grant Prideco, Inc. (b)	3,279	167,885
Halliburton Co.	24,082	1,882,009
Key Energy Group (b)	10,700	182,863
National-Oilwell Varco, Inc. (b)	6,905	476,238
Particle Drilling Technologies, Inc. (b)	20,500	114,800
Schlumberger Ltd.	200	13,828
Superior Energy Services, Inc. (b)	18,700	601,205
Warrior Energy Service Corp. (b)	2,190	65,700

		3,908,678

Oil Refining & Marketing (2.9%)
Headwaters, Inc. (b)	603	20,309
Valero Energy	20,200	1,307,748
Western Refining, Inc.	8,230	166,493

		1,494,550

Paper & Related Products (0.1%)
Smurfit-Stone Container Corp. (b)	3,515	45,519

	Shares or Principal Amount	Value

Pipelines (5.7%)
Energy Transfer Equity	41,500	$1,033,350
Questar Corp.	8,433	675,062
The Williams Cos., Inc.	54,875	1,203,408

		2,911,820

Pollution Control (0.1%)
ADA-ES, Inc. (b)	2,304	51,333

Raw Materials (5.2%)
Alcoa, Inc.	2,400	81,072
Cameco Corp.	13,100	532,515
Inco Ltd.	23,700	1,338,339
Vulcan Materials Co.	8,700	739,152

		2,691,078

Steel Production (2.0%)
Gerdau Ameristeel Corp.	45,900	483,786
L.B. Foster (b)	300	7,104
NS Group, Inc. (b)	3,286	164,366
Nucor Corp.	3,400	369,988

		1,025,244

Transport Services (4.5%)
American Commercial Lines, Inc. (b)	4,000	215,720
American Railcar Industries	9,580	342,006
Eagle Bulk Shipping, Inc.	440	6,120
Genco Shipping & Trading Ltd.	4,544	78,429
Kirby Corp. (b)	9,000	663,301
Omega Navigation Enterprises, Inc.,	36,920	592,566
Class A (b) StealthGas, Inc.	28,776	388,476

		2,286,618

Waste Management (0.3%)
Rentech, Inc. (b)	36,200	152,402

Water (1.5%)
Aqua America, Inc.	12,500	298,750
Nalco Holding Co. (b)	26,000	490,100

		788,850

Total Common Stocks		47,975,270

22	Semiannual Report 2006

Gartmore Global Natural Resources Fund (Continued)

Cash Equivalents (5.4%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $2,775,597)	$2,774,526	$2,774,526

Total Cash Equivalents		2,774,526

Total Investments (Cost $45,841,669) (a) — 98.9%		50,749,796

Other assets in excess of liabilities — 1.1%		539,191

NET ASSETS — 100.0%		$51,288,987

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
ADR	American Depository Receipt
UK	United Kingdom.

See notes to financial statements.

2006 Semiannual Report	23

Gartmore Global Technology and Communications Fund

Effective April 2006, Jayne Stevlingson, CFA became responsible for day-to-day management of the Fund, and the selection of its investments.

For the semiannual period ended April 30, 2006, the Gartmore Global Technology and Communications Fund (Class A at NAV) returned 11.32% versus 8.49% for i benchmark, the Goldman Sachs Technology Composite Index (GSTI®). For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds was 14.68%.

As a group, technology stocks performed moderately well during the review period, finishing ahead of sectors such as health care and utilities but lagging market leaders, which included materials, energy, and industrials. Within the technology sector, communications equipment and electronic equipment and instruments were two of the best-performing groups, while software was a notable laggard.

In comparison to its benchmark, the Fund was aided most by favorable stock selection in the semiconductors and semiconductor equipment group, as well as in information technology (IT) services. For example, Fairchild Semiconductor was one of the Fund’s standout chip holdings, returning more than 34% during the period. Conversely, untimely stock selection in communications equipment and in electronic equipment and instruments hampered Fund results.

Contributors to the Fund’s performance included out-of-benchmark holding 24/7 Real Media, Inc., an Internet advertising stock that gained roughly 58% during the reporting period. Although we liked the company’s long-term prospects, we felt that the stock had become too richly valued; we sold our Real Media holdings to lock in profits. Another profitable Fund holding was India-based Cognizant Technology Solutions Corp., which benefited from the trend toward outsourcing IT services. In the case of printer and computer maker Hewlett-Packard Co., another Fund holding, the operational improvements at HP initiated under recently-appointed CEO Mark Hurd enabled the company to take market share from its competition.

A significant detractor from Fund performance was out-of-benchmark holding Traffic.com, Inc., a supplier of digitally gathered traffic data. The company had its initial public offering (IPO) in January, and the stock subsequently trended steadily lower, losing almost half its value and prompting us to sell the position. Not owning enough of microprocessor maker Advanced Micro Devices, Inc. (AMD) also held back the Fund’s results; the stock posted a strong gain while the Fund carried an underweight position in AMD for most of the reporting period. Near period-end, we increased the position to a significant overweighting, as we anticipated that AMD appeared ready to seize further market share from rival Intel Corp.

Looking ahead, we are somewhat cautious as we enter the summer months, when IT spending is traditionally sluggish. Seasonal trends tend to improve once again in September, however, as pre-holiday buying kicks in. On a longer-term basis, we feel that companies have underspent on technology for the past several years, and the stage eventually could be set for a new spending boom to make up that shortfall. We will continue to search for individual stocks with strong growth prospects and reasonable valuations.

Portfolio Manager:

Jayne Stevlingson, CFA

24	Semiannual Report 2006

Fund Performance	Gartmore Global Technology and Communications Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	11.32%	29.47%	-5.15%	-12.93%
	w/SC3	4.82%	22.19%	-6.27%	-13.81%
Class B	w/o SC2	10.92%	28.57%	-5.77%	-13.55%
	w/SC4	5.92%	23.57%	-6.15%	-13.69%
Class C5	w/o SC2	10.83%	28.71%	-5.70%	-13.44%
	w/SC6	9.83%	27.71%	-5.70%	-13.44%
Class R7,9		11.39%	29.35%	-5.53%	-13.36%
Institutional Class[8,9]		11.35%	29.85%	-4.78%	-12.61%
Institutional Service Class[9]		11.38%	29.54%	-4.82%	-12.64%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Goldman Sachs Technology Composite Index(GSTI®(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	25

Shareholder Expense Example	Gartmore Global Technology and Communications Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Global Technology and Communications Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,113.20	$9.17	1.75%
	Hypothetical[1]	$1,000.00	$1,016.32	$8.79	1.75%
Class B	Actual	$1,000.00	$1,109.20	$12.71	2.43%
	Hypothetical[1]	$1,000.00	$1,012.95	$12.20	2.43%
Class C	Actual	$1,000.00	$1,108.30	$12.70	2.43%
	Hypothetical[1]	$1,000.00	$1,012.95	$12.20	2.43%
Class R	Actual	$1,000.00	$1,113.90	$9.33	1.78%
	Hypothetical[1]	$1,000.00	$1,016.17	$8.94	1.78%
Institutional Service Class	Actual	$1,000.00	$1,113.80	$8.39	1.60%
	Hypothetical[1]	$1,000.00	$1,017.07	$8.03	1.60%
Institutional Class	Actual	$1,000.00	$1,113.50	$7.60	1.45%
	Hypothetical[1]	$1,000.00	$1,017.81	$7.28	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

26	Semiannual Report 2006

Portfolio Summary	Gartmore Global Technology and Communications Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.5%
Cash Equivalents	5.4%
Other Investments*	1.5%
Liabilities in excess of other assets**	-1.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Semiconductors	20.2%
Computer Hardware	14.0%
Computer Software	10.9%
Electronic Components	9.5%
Networking	6.3%
E-Commerce & Services	6.2%
Telecommunication Equipment	5.5%
Wireless Equipment	5.3%
Internet Software & Services	2.8%
Computer Services	2.2%
Other Assets	17.1%

100.0%

Top Holdings***
International Business Machines Corp.	5.7%
Cisco Systems, Inc.	5.1%
Hewlett Packard Co.	3.6%
Intel Corp.	3.5%
Saifun Semiconductors Ltd.	3.4%
Qualcomm, Inc.	2.7%
Motorola, Inc.	2.6%
Google, Inc., Class A	2.4%
Texas Instruments, Inc.	2.3%
Cognizant Technology Solutions Corp.	2.2%
Other Assets	66.5%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	27

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Global Technology and Communications Fund

Common Stocks (94.5%)

	Shares or Principal Amount	Value

Auto Parts (1.4%)
Directed Electronics, Inc. (b)	8,900	$145,515

Banking (1.0%)
New York Community Bancorp	5,900	101,539

Business Services (1.1%)
Lionbridge Technologies, Inc. (b)	13,200	108,504

Commercial Services (0.5%)
Alliance Data Systems Corp. (b)	1,000	55,000

Computer Hardware (14.0%)
EMC Corp. (b)	16,550	223,591
Hewlett Packard Co.	11,360	368,859
International Business Machines Corp.	7,000	576,380
Mobility Electronics, Inc. (b)	9,800	69,776
Nuance Communications, Inc. (b)	6,100	78,263
Rackable Systems, Inc. (b)	1,860	95,585

		1,412,454

Computer Services (2.2%)
Cognizant Technology Solutions Corp. (b)	3,560	226,452

Computer Software (10.9%)
BEA Systems, Inc. (b)	11,200	148,400
Hutchinson Technology, Inc. (b)	3,980	94,605
Hyperion Solutions Corp. (b)	4,400	134,728
M-Systems Flash Disk Pioneers Ltd. (b)	4,250	146,498
Neoware, Inc. (b)	7,375	159,815
Oracle Corp. (b)	6,150	89,729
Quest Software, Inc. (b)	3,000	51,630
Rightnow Technologies, Inc. (b)	7,300	135,123
Satyam Computer Services Ltd. ADR – IN	4,100	147,518

		1,108,046

Consulting Services (0.8%)
Answerthink, Inc. (b)	13,380	78,139

Data Processing (0.8%)
CSG Systems International, Inc. (b)	3,220	81,402

	Shares or Principal Amount	Value

E-Commerce & Services (6.2%)
eBay, Inc. (b)	2,460	$84,649
Google, Inc., Class A (b)	590	246,584
WebSideStory, Inc. (b)	5,700	97,926
Yahoo, Inc. (b)	6,060	198,647

		627,806

Electronic Components (9.5%)
Intel Corp.	17,800	355,644
International DisplayWorks, Inc. (b)	15,770	88,627
International Rectifier Corp. (b)	1,870	84,524
LG Philips LCD Co. ADR – KR (b)	7,600	159,980
LSI Logic Corp. (b)	13,090	139,409
Nam Tai Electronics, Inc.	5,880	132,770

		960,954

Internet Security (1.4%)
McAfee, Inc. (b)	5,290	138,016

Internet Software & Services (2.8%)
Infospace, Inc. (b)	3,600	91,909
Tibco Software, Inc. (b)	9,270	79,907
Traffic.com, Inc. (b)	8,690	54,486
VeriSign, Inc. (b)	2,500	58,800

		285,102

Marketing Services (1.9%)
24/7 Real Media, Inc. (b)	18,570	187,928

Networking (6.3%)
Cisco Systems, Inc. (b)	24,760	518,722
Foundry Networks, Inc. (b)	4,760	67,640
Juniper Networks, Inc. (b)	2,900	53,592

		639,954

Semiconductors (20.2%)
Advanced Micro Devices, Inc. (b)	5,500	177,925
Analog Devices, Inc.	3,350	127,032
ASML Holding NV ADR – NL (b)	2,960	62,604
Chartered Semiconductor ADR – SG (b)	9,600	108,768
Conexant Systems, Inc. (b)	26,425	93,545
Cypress Semiconductor Corp. (b)	3,340	57,314
Entegris, Inc. (b)	4,200	42,756

28	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Semiconductors (continued)
Fairchild Semiconductor International, Inc. (b)	4,090	$84,540
LTX Corp. (b)	17,840	101,331
Marvell Technology Group Ltd. (b)	1,200	68,508
National Semiconductor Corp.	3,260	97,735
Novellus Systems, Inc. (b)	3,700	91,390
ON Semiconductor Corp. (b)	11,040	79,157
Photronics, Inc. (b)	10,540	189,404
Saifun Semiconductors Ltd. (b)	10,100	345,621
Sigma Designs, Inc. (b)	6,770	93,968
Texas Instruments, Inc.	6,640	230,474

		2,052,072

Technology (0.5%)
Kemet Corp. (b)	4,400	47,564

Telecommunication (2.2%)
Nortel Networks Corp. (b)	32,211	85,681
Standard Microsystems Corp. (b)	5,800	135,140

		220,821

Telecommunication Equipment (5.5%)
Comtech Telecommunications Corp. (b) (c)	3,180	90,471
Comverse Technology, Inc. (b)	4,200	95,130
Corning, Inc. (b)	5,150	142,295
Emulex Corp. (b) (c)	8,110	147,196
Tekelec (b)	5,550	79,254

		554,346

Wireless Equipment (5.3%)
Motorola, Inc.	12,198	260,427
Qualcomm, Inc.	5,390	276,723

		537,150

Total Common Stocks		9,568,764

Cash Equivalents (5.4%)

	Shares or Principal Amount	Value
Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $543,734)	$543,524	$543,524

Total Cash Equivalents		543,524

Short-Term Securities Held as Collateral for Securities Lending (1.5%)

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	155,675	155,675

Total Short-Term Securities Held as Collateral for Securities Lending		155,675

Total Investments (Cost $9,782,421) (a) — 101.4%		10,267,963

Liabilities in excess of other assets — (1.4)%		(146,360)

NET ASSETS — 100.0%		$10,121,603

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of April 30, 2006.
ADR	American Depositary Receipt
IN	India
KR	Korea
NL	Netherlands
SG	Singapore

See notes to financial statements.

2006 Semiannual Report	29

Gartmore Global Utilities Fund

For the semiannual period ended April 30, 2006, the Gartmore Global Utilities Fund (Class A at NAV) returned 10.71% versus 8.98% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds was 6.27%.

Rising electricity prices driven by the high cost of crude oil and natural gas provided a positive backdrop for the utilities sector, particularly in Europe, where utilities are not as highly regulated as those in the United States. Minimal regulation gives companies greater freedom to pass along increased energy costs to consumers, a decided advantage for those companies, considering the fact that the per-barrel price of crude oil returned to the $70 range near the end of April. In addition, European utility stocks were aided by generally more attractive valuations.

Accordingly, we overweighted European utilities and underweighted their counterparts in the United States, a decision that helped the Fund. Some of the utilities that boosted Fund performance during the period were German holdings E.ON AG and RWE AG, Finnish holding Fortum OYJ, and French holding SUEZ S.A. The Fund also benefited from our longstanding substantial overweighting in the energy sector. While our stock selections in this group underperformed the benchmark’s energy components, the positive impact of an overweighting in the Fund more than offset any shortcomings in our stock selections.

The primary drag on Fund performance came from unfavorable stock selection in telecommunications services, which overshadowed the positive results of underweighting the sector. Within the telecom group, we favored U.S. companies over those in Europe and Asia, the opposite of our strategy in utilities. Our approach in telecom services was driven by the fact that the wireless market is more mature outside the United States, and the non-U.S. competition is fiercer. Among U.S. stocks, one of the Fund’s top contributors was BellSouth Corp., which was boosted by a buyout offer from AT&T Inc. Although our geographical preference proved timely, the Fund was hurt by our decision to overweight wireless providers, because as a group they struggled with slightly negative returns during the period. The Fund’s results in that segment were dragged down by such Fund wireless provider holdings as Vodafone Group PLC, KDDI Corp., and NTT DoCoMo, Inc.

We do not foresee a material shift in the Fund’s basic positioning anytime soon, because we anticipate that high energy prices, and, therefore, high utility prices for those companies that enjoy a friendly regulatory environment, will prevail for some time.

Portfolio Manager:

Ben Walker

30	Semiannual Report 2006

Fund Performance	Gartmore Global Utilities Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	10.71%	17.11%	8.77%
	w/SC3	4.36%	10.37%	7.30%
Class B	w/o SC2	10.27%	16.21%	7.97%
	w/SC4	5.65%	11.38%	7.62%
Class C	w/o SC2	10.27%	16.17%	7.97%
	w/SC5	9.34%	15.20%	7.97%
Class R6,8		10.52%	16.81%	8.29%
Institutional Class[7,8]		10.83%	17.35%	9.05%
Institutional Service Class[8]		10.83%	17.35%	9.05%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunication Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	31

Shareholder Expense Example	Gartmore Global Utilities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Global Utilities Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,107.10	$7.94	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.46	$7.63	1.52%
Class B	Actual		$1,000.00	$1,102.70	$11.73	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.84	$11.30	2.25%
Class C	Actual		$1,000.00	$1,102.70	$11.68	2.24%
	Hypothetical	[1]	$1,000.00	$1,013.89	$11.25	2.24%
Class R	Actual		$1,000.00	$1,105.20	$9.34	1.79%
	Hypothetical	[1]	$1,000.00	$1,016.12	$8.99	1.79%
Institutional Service Class	Actual		$1,000.00	$1,108.30	$6.53	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%
Institutional Class	Actual		$1,000.00	$1,108.30	$6.53	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

32	Semiannual Report 2006

Portfolio Summary	Gartmore Global Utilities Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.8%
Cash Equivalents	2.5%
Other assets in excess of liabilities	0.7%

100.0%

Top Countries
United States	31.6%
United Kingdom	23.2%
Germany	8.4%
Spain	8.3%
France	6.3%
Japan	5.5%
Greece	2.8%
Finland	2.6%
Italy	2.0%
Norway	1.9%
Other Assets	7.4%

100.0%

Top Industries
Telecommunications	51.0%
Gas & Electric Utility	16.2%
Electric Utility	15.7%
Water Utility	6.9%
Oil & Gas Utility	3.8%
Electric	2.1%
Building & Construction	0.6%
Gas Utility	0.4%
Oil & Gas	0.1%
Other Assets	3.2%

100.0%

Top Holdings*
Vodafone Group PLC	9.0%
BellSouth Corp.	6.6%
SBC Communications, Inc.	5.7%
Sprint Nextel Corp.	5.4%
E. ON AG	5.1%
Verizon Communications, Inc.	4.7%
Telefonica SA	3.8%
Scottish Power PLC	3.0%
Suez SA	2.9%
Fortum Oyj	2.6%
Other Assets	51.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	33

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Global Utilities Fund

Common Stocks (96.8%)

	Shares or Principal Amount	Value

AUSTRIA (1.5%)
Telecommunications (1.5%)
Telekom Austria AG (c)	6,730	$164,971

BELGIUM (0.3%)
Electric Utility (0.2%)
Elia System Operator SA (b) (c)	500	19,693

Telecommunications (0.1%)
Mobistar SA (c)	120	9,633

		29,326

CANADA (1.2%)
Oil & Gas Utility (1.2%)
Suncor Energy, Inc.	1,500	128,476

FINLAND (2.6%)
Oil & Gas Utility (2.6%)
Fortum Oyj (c)	11,621	293,137

FRANCE (6.3%)
Building & Construction (0.6%)
Bouygues SA (c)	1,140	62,171

Electric (2.1%)
Electricite De France (b) (c)	4,100	239,434

Telecommunications (0.7%)
France Telecom SA (c)	3,143	73,218

Water Utility (2.9%)
Suez SA (c)	8,383	327,274

		702,097

GERMANY (8.4%)
Gas & Electric Utility (7.4%)
E. ON AG (b) (c)	4,613	564,794
Rwe AG (c)	3,000	260,207

		825,001

Telecommunications (1.0%)
Deutsche Telekom AG (b) (c)	6,004	108,653

		933,654

	Shares or Principal Amount	Value

GREECE (2.8%)
Telecommunications (2.8%)
Cosmote Mobile Telecommunications SA (c)	7,000	$171,509
Hellenic Telecommunications Organization SA (b) (c)	6,487	145,253

		316,762

HONG KONG (0.1%)
Electric Utility (0.1%)
CLP Holdings Ltd. (c)	1,500	8,746

ITALY (2.0%)
Electric Utility (1.8%)
Enel SPA (c)	23,842	206,257

Oil & Gas (0.1%)
Snam Rete Gas SPA (c)	2,251	10,086

Telecommunications (0.1%)
Telecom Italia SPA (c)	2,836	7,943

		224,286

JAPAN (5.5%)
Electric Utility (1.7%)
Chubu Electric Power Co., Inc. (c)	1,600	41,974
Kansai Electric Power Co., Inc. (c)	1,300	30,434
Kyushu Electric Power Co., Inc. (c)	1,000	23,358
Tohoku Electric Power Co., Inc. (c)	1,000	23,046
Tokyo Electric Power Co., Inc. (c)	2,600	66,742

		185,554

Gas Utility (0.4%)
Osaka Gas Co., Ltd. (c)	6,000	22,445
Tokyo Gas Co., Ltd. (c)	5,000	24,156

		46,601

Telecommunications (3.5%)
KDDI Corp. (c)	15	92,275
Nippon Telegraph & Telephone Corp. (c)	31	139,020
NTT DoCoMo, Inc. (c)	104	154,991

		386,286

		618,441

34	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

MEXICO (1.1%)
Telecommunications (1.1%)
America Movil SA de CV	3,380	$124,756

NORWAY (1.9%)
Telecommunications (1.9%)
Telenor ASA (c)	18,500	214,404

SPAIN (8.3%)
Electric Utility (1.9%)
Iberdrola SA (c)	6,660	216,866

Gas & Electric Utility (2.5%)
Endesa SA (c)	7,520	248,880
Union Fenosa SA (c)	729	28,182

		277,062

Telecommunications (3.8%)
Telefonica SA (c)	26,760	428,411

		922,339

UNITED KINGDOM (23.2%)
Electric Utility (8.0%)
International Power PLC (c)	53,360	290,096
Scottish & Southern Energy PLC (c)	13,006	266,659
Scottish Power PLC (c)	32,750	333,808

		890,563

Gas & Electric Utility (2.3%)
Centrica PLC (c)	20,210	109,903
National Grid PLC (c)	13,704	143,440

		253,343

Telecommunications (8.9%)
Vodafone Group PLC (c)	423,630	1,001,816

Water Utility (4.0%)
AWG PLC (c)	6,425	135,134
Northumbrian Water Group PLC (c)	23,062	104,189
Pennon Group PLC (c)	8,473	206,169

		445,492

		2,591,214

UNITED STATES (31.6%)
Electric Utility (2.0%)
DPL, Inc.	2,370	64,393
Edison International	1,221	49,341
PPL Corp.	3,664	106,402

		220,136

	Shares or Principal Amount	Value

UNITED STATES (continued)
Gas & Electric Utility (4.0%)
Exelon Corp.	3,050	$164,700
FirstEnergy Corp.	1,800	91,278
PG&E Corp.	2,110	84,062
TXU Corp.	1,816	90,128
Wisconsin Energy Corp.	470	18,354

		448,522

Telecommunications (25.6%)
ALLTEL Corp.	2,400	154,488
American Tower Corp. (b)	5,890	201,085
BellSouth Corp.	21,831	737,452
SBC Communications, Inc.	24,343	638,030
Sprint Nextel Corp.	24,495	607,476
Verizon Communications, Inc.	15,780	521,213

		2,859,744

		3,528,402

Total Common Stocks		10,801,011

Cash Equivalents (2.5%)

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $276,083)	$275,977	275,977

Total Cash Equivalents		275,977

Total Investments (Cost $10,077,379) (a) — 99.3%		11,076,988

Other assets in excess of liabilities — 0.7%		80,677

NET ASSETS — 100.0%		$11,157,665

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	Fair valued security.

See notes to financial statements.

2006 Semiannual Report	35

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund	Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
Assets:
Investments, at value (cost $28,859,909; $27,496,768; $43,067,143; $9,238,897; and $9,801,402; respectively)	$32,107,293	$28,112,609	$47,975,270	$9,724,439	$10,801,011
Repurchase agreements, at cost and value	2,122,888	2,551,449	2,774,526	543,524	275,977

Total Investments	34,230,181	30,664,058	50,749,796	10,267,963	11,076,988

Cash	–	5,624	–	–	7
Foreign currency, at value (cost $6,176; $13; $0; $176,686 and $14,737; respectively)	6,176	14	–	185,187	15,005
Interest and dividends receivable	101,878	18,280	14,783	3,262	31,309
Receivable for capital shares issued	491,113	121,365	232,045	47,229	49,869
Receivable for investments sold	329,282	2,723,467	3,103,256	–	–
Unrealized appreciation on forward foreign currency contracts	7,438	–	–	–	–
Receivable from adviser	–	–	–	5,503	–
Reclaims receivable	9,579	–	–	–	7,833
Prepaid expenses and other assets	12,560	13,064	19,747	10,312	10,223

Total Assets	35,188,207	33,545,872	54,119,627	10,519,456	11,191,234

Liabilities:
Payable to custodian	6,051	–	3,304	–	–
Payable to investment adviser	7,474	853	6,658	–	720
Payable for investments purchased	1,712,309	4,150,308	2,626,884	223,286	–
Payable for capital shares redeemed	76,393	24	148,988	118	21,560
Payable for return of collateral received for securities on loan	–	3,855,693	–	155,675	–
Accrued expenses and other payables Investment advisory fees	24,366	24,773	24,771	8,815	3,630
Fund administration and transfer agent fees	2,257	153	3,258	1,437	1,594
Distribution fees	7,347	6,750	15,259	1,779	3,365
Administrative services fees	846	2,201	1,402	533	173
Other	1,328	3,390	116	6,210	2,527

Total Liabilities	1,838,371	8,044,145	2,830,640	397,853	33,569

Net Assets	$33,349,836	$25,501,727	$51,288,987	$10,121,603	$11,157,665

Represented by:
Capital	$28,890,012	$24,786,340	$41,632,843	$14,743,215	$9,997,470
Accumulated net investment income (loss)	(6,604)	(68,159)	(64,706)	(53,571)	20,168
Accumulated net realized gains (losses) from investment and foreign currency transactions	1,215,557	179,940	4,812,723	(5,062,085)	139,940
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,250,871	603,606	4,908,127	494,044	1,000,087

Net Assets	$33,349,836	$25,501,727	$51,288,987	$10,121,603	$11,157,665

See notes to financial statements.

36	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Global Financial Services Fund		Gartmore Global Health Sciences Fund		Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
Net Assets:
Class A Shares	$12,265,730		$11,272,381		$24,077,929	$3,256,296	$2,516,493
Class B Shares	2,506,782		1,409,519		1,820,313	1,284,382	1,312,239
Class C Shares	4,165,520		3,965,727		11,456,096	54,035	2,221,781
Class R Shares	85,421		1,161		59,594	1,083	1,537
Institutional Service Class Shares	1,448,482		1,090,003		803,006	757,142	1,095,382
Institutional Class Shares	12,877,901		7,762,936		13,072,049	4,768,665	4,010,233

Total	$33,349,836		$25,501,727		$51,288,987	$10,121,603	$11,157,665

Shares outstanding (unlimited number of shares authorized):
Class A Shares	801,886		1,047,177		1,158,670	788,518	220,426
Class B Shares	167,184		136,158		88,754	324,502	116,682
Class C Shares	277,906		382,909		558,158	13,548	197,547
Class R Shares	5,678		110		2,881	270	136
Institutional Service Class Shares	94,150		99,917		38,541	179,942	95,530
Institutional Class Shares	837,172		708,881		626,581	1,129,580	349,718

Total	2,183,976		2,375,152		2,473,585	2,436,360	980,039

Net asset value and redemption price per share:
Class A Shares	$15.30		$10.76		$20.78	$4.13	$11.42
Class B Shares (a)	$14.99		$10.35		$20.51	$3.96	$11.25
Class C Shares (b)	$14.99		$10.36		$20.52	$3.99	$11.25
Class R Shares	$15.05	(c)	$10.50	(c)	$20.69	$4.01	$11.29	(c)
Institutional Service Class Shares	$15.38		$10.91		$20.84	$4.21	$11.47
Institutional Class Shares	$15.38		$10.95		$20.86	$4.22	$11.47

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.23		$11.42		$22.05	$4.38	$12.12
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding do not equal the NAV.

See notes to financial statements.

2006 Semiannual Report	37

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund	Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
INVESTMENT INCOME:
Interest income	$20,501	$34,714	$53,171	$9,938	$2,873
Dividend income (net of foreign withholding tax of $11,680; $0; $2,695; $0 and $11,910; respectively)	283,906	113,045	168,168	25,342	138,033
Income from securities lending	–	1,901	–	4,175	–

Total Income	304,407	149,660	221,339	39,455	140,906

Expenses:
Investment advisory fees	106,208	117,072	152,755	47,132	38,280
Fund administration and transfer agent fees	17,231	16,785	26,395	7,222	13,219
Distribution fees Class A	9,277	14,492	23,445	4,132	2,980
Distribution fees Class B	8,684	6,772	6,160	5,968	6,155
Distribution fees Class C	13,264	20,249	42,059	190	11,477
Distribution fees Class R	81	2	99	2	4
Administrative services fees Class A	1,473	5,161	938	1,161	259
Administrative services fees Class R	–	–	2	–	–
Administrative services fees Institutional Service Class	–	4,941	30	3,256	–
Registration and filing fees	26,307	24,599	23,508	26,064	25,955
Printing fees	2,064	4,215	6,228	7,385	1,703
Trustee fee	303	453	566	183	151
Other	1,733	3,405	4,043	3,970	3,612

Total expenses before reimbursed expenses	186,625	218,146	286,228	106,665	103,795
Earnings credit (Note 5)	(38)	(174)	(183)	(53)	(20)
Expenses reimbursed	–	(153)	–	(13,586)	(22,730)

Total Expenses	186,587	217,819	286,045	93,026	81,045

Net Investment Income (Loss)	117,820	(68,159)	(64,706)	(53,571)	59,861

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,317,834	426,278	4,846,760	904,931	203,696
Net realized gains (losses) on foreign currency transactions	1,070	(18,030)	3,416	(3)	5,218

Net realized gains (losses) on investment and foreign currency transactions	1,318,904	408,248	4,850,176	904,928	208,914
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,428,107	288,513	3,677,298	257,183	733,788

Net realized/unrealized gains (losses) on investments and foreign currencies	3,747,011	696,761	8,527,474	1,162,111	942,702

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,864,831	$628,602	$8,462,768	$1,108,540	$1,002,563

See notes to financial statements.

38	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Financial Services Fund		Gartmore Global Health Sciences Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$117,820	$100,280	$(68,159)	$(148,215)
Net realized gains (losses) on investment and foreign currency transactions	1,318,904	790,664	408,248	2,698,697
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,428,107	433,095	288,513	206,446

Change in net assets resulting from operations	3,864,831	1,324,039	628,602	2,756,928

Distributions to Class A Shareholders from:
Net investment income	(52,459)	(30,875)	–	–
Net realized gains on investments	(265,328)	(164,040)	(1,072,941)	(38,890)

Distributions to Class B Shareholders from:
Net investment income	(7,833)	(4,210)	–	–
Net realized gains on investments	(70,727)	(69,765)	(128,492)	(6,466)

Distributions to Class C Shareholders from:
Net investment income	(11,944)	(5,299)	–	–
Net realized gains on investments	(88,208)	(72,404)	(395,927)	(13,651)

Distributions to Class R Shareholders from:
Net investment income	(181)	(10)	–	–
Net realized gains on investments	(58)	(70)	(110)	(6)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(11,168)	(12,933)	–	–
Net realized gains on investments	(55,694)	(66,565)	(543,412)	(28,114)

Distributions to Institutional Class Shareholders from:
Net investment income	(75,411)	(53,869)	–	–
Net realized gains on investments	(338,332)	(101,460)	(419,905)	(6,183)

Change in net assets from shareholder distributions	(977,343)	(581,500)	(2,560,787)	(93,310)

Change in net assets from capital transactions	15,659,236	7,722,798	1,495,941	8,578,575

Change in net assets	18,546,724	8,465,337	(436,244)	11,242,193

Net Assets:
Beginning of period	14,803,112	6,337,775	25,937,971	14,695,778

End of period	$33,349,836	$14,803,112	$25,501,727	$25,937,971

Accumulated net investment income (loss)	$(6,604)	$34,572	$(68,159)	$–

See notes to financial statements.

2006 Semiannual Report	39

Statements of Changes in Net Assets

	Gartmore Global Natural Resources Fund		Gartmore Global Technology and Communications Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(64,706)	$(4,399)	$(53,571)	$(80,018)
Net realized gains (losses) on investment and foreign currency transactions	4,850,176	2,684,232	904,928	942,238
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,677,298	982,481	257,183	(331,575)

Change in net assets resulting from operations	8,462,768	3,662,314	1,108,540	530,645

Distributions to Class A Shareholders from:
Net investment income	–	(326)	–	–
Net realized gains on investments	(1,291,050)	(9,325)	–	–

Distributions to Class B Shareholders from:
Net investment income	–	(11)	–	–
Net realized gains on investments	(72,459)	(116)	–	–

Distributions to Class C Shareholders from:
Net investment income	–	–	–	–
Net realized gains on investments	(565,748)	(221)	–	–

Distributions to Class R Shareholders from:
Net investment income	–	–	–	–
Net realized gains on investments	(3,863)	(43)	–	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	(1)	–	–
Net realized gains on investments	(37,045)	(41)	–	–

Distributions to Institutional Class Shareholders from:
Net investment income	–	(5,702)	–	–
Net realized gains on investments	(740,566)	(121,521)	–	–

Change in net assets from shareholder distributions	(2,710,731)	(137,307)	–	–

Change in net assets from capital transactions	20,764,453	17,753,698	(986,603)	745,111

Change in net assets	26,516,490	21,278,705	121,937	1,275,756

Net Assets:
Beginning of period	24,772,497	3,493,792	9,999,666	8,723,910

End of period	$51,288,987	$24,772,497	$10,121,603	$9,999,666

Accumulated net investment income (loss)	$(64,706)	$–	$(53,571)	$715

See notes to financial statements.

40	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Utilities Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$59,861	$128,395
Net realized gains (losses) on investment and foreign currency transactions	208,914	1,417,891
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	733,788	(276,266)

Change in net assets resulting from operations	1,002,563	1,270,020

Distributions to Class A Shareholders from:
Net investment income	(10,991)	(37,306)
Net realized gains on investments	(372,015)	(35,442)

Distributions to Class B Shareholders from:
Net investment income	(1,491)	(13,834)
Net realized gains on investments	(192,407)	(21,341)

Distributions to Class C Shareholders from:
Net investment income	(2,637)	(30,306)
Net realized gains on investments	(379,746)	(70,568)

Distributions to Class R Shareholders from:
Net investment income	(5)	(23)
Net realized gains on investments	(222)	(27)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(6,070)	(19,292)
Net realized gains on investments	(155,313)	(19,154)

Distributions to Institutional Class Shareholders from:
Net investment income	(16,650)	(37,552)
Net realized gains on investments	(348,918)	(13,216)

Change in net assets from shareholder distributions	(1,486,465)	(298,061)

Change in net assets from capital transactions	2,743,262	1,207,083

Change in net assets	2,259,360	2,179,042

Net Assets:
Beginning of period	8,898,305	6,719,263

End of period	$11,157,665	$8,898,305

Accumulated net investment income (loss)	$20,168	$(1,849)

See notes to financial statements.

2006 Semiannual Report	41

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Financial Services Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.04	–		(1.12)	(1.08)	–	–	–	$8.92	(10.78%	)(e)	$675	1.66%	(f)	0.47%	(f)	3.76%	(f)	(1.63%	)(f)	102.39%
Year Ended October 31, 2003	$8.92	0.07	–		2.83	2.90	(0.02)	–	(0.02)	$11.80	32.59%		$1,228	1.65%		0.81%		2.78%		(0.33%	)	256.82%
Year Ended October 31, 2004	$11.80	0.12	–		1.77	1.89	(0.09)	(1.11)	(1.20)	$12.49	17.01%		$2,457	1.65%		1.06%		2.41%		0.31%		129.61%
Year Ended October 31, 2005	$12.49	0.11	–		1.72	1.83	(0.11)	(0.80)	(0.91)	$13.41	14.91%		$4,546	1.66%		1.00%		2.00%		0.66%		213.88%
Six Months Ended April 30, 2006 (Unaudited)	$13.41	0.10	–	(j)	2.52	2.62	(0.11)	(0.62)	(0.73)	$15.30	20.11%	(e)	$12,266	1.69%	(f)	1.10%	(f)		(i)		(i)	83.34%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	–		(1.11)	(1.13)	–	–	–	$8.87	(11.30%	)(e)	$672	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.87	0.01	–		2.79	2.80	–	–	–	$11.67	31.60%		$906	2.40%		0.08%		3.67%		(1.20%	)	256.82%
Year Ended October 31, 2004	$11.67	0.02	–		1.75	1.77	(0.03)	(1.11)	(1.14)	$12.30	16.15%		$1,072	2.40%		0.20%		3.14%		(0.54%	)	129.61%
Year Ended October 31, 2005	$12.30	0.04	–		1.68	1.72	(0.05)	(0.80)	(0.85)	$13.17	14.02%		$1,243	2.40%		0.28%		2.80%		(0.12%	)	213.88%
Six Months Ended April 30, 2006 (Unaudited)	$13.17	0.03	–	(j)	2.47	2.50	(0.06)	(0.62)	(0.68)	$14.99	19.67%	(e)	$2,507	2.40%	(f)	0.31%	(f)		(i)		(i)	83.34%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	–		(1.11)	(1.13)	–	–	–	$8.87	(11.30%	)(e)	$665	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.87	0.01	–		2.79	2.80	–	–	–	$11.67	31.60%		$883	2.40%		0.08%		3.68%		(1.20%	)	256.82%
Year Ended October 31, 2004	$11.67	0.02	–		1.75	1.77	(0.03)	(1.11)	(1.14)	$12.30	16.16%		$1,088	2.40%		0.20%		3.15%		(0.55%	)	129.61%
Year Ended October 31, 2005	$12.30	0.03	–		1.68	1.71	(0.05)	(0.80)	(0.85)	$13.16	13.94%		$1,590	2.40%		0.30%		2.77%		(0.08%	)	213.88%
Six Months Ended April 30, 2006 (Unaudited)	$13.16	0.05	–	(j)	2.47	2.52	(0.07)	(0.62)	(0.69)	$14.99	19.71%	(e)	$4,166	2.40%	(f)	0.44%	(f)		(i)		(i)	83.34%

Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	–		0.86	0.90	(0.06)	–	(0.06)	$12.31	7.89%	(e)	$1	1.98%	(f)	0.46%	(f)	2.74%	(f)	(0.30%	)(f)	129.61%
Year Ended October 31, 2005	$12.31	0.12	–		1.67	1.79	(0.11)	(0.80)	(0.91)	$13.19	14.82%		$1	1.71%		0.96%		2.27%		0.41%		213.88%
Six Months Ended April 30, 2006 (Unaudited)	$13.19	0.12	–	(j)	2.46	2.58	(0.10)	(0.62)	(0.72)	$15.05	20.10%	(e)	$85	1.80%	(f)	1.49%	(f)		(i)		(i)	83.34%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.06	–		(1.12)	(1.06)	–	–	–	$8.94	(10.57%	)(e)	$671	1.40%	(f)	0.73%	(f)	3.51%	(f)	(1.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.94	0.11	–		2.83	2.94	(0.03)	–	(0.03)	$11.85	32.95%		$892	1.40%		1.08%		2.68%		(0.20%	)	256.82%
Year Ended October 31, 2004	$11.85	0.15	–		1.78	1.93	(0.12)	(1.11)	(1.23)	$12.55	17.25%		$1,046	1.40%		1.20%		2.14%		0.46%		129.61%
Year Ended October 31, 2005	$12.55	0.16	–		1.72	1.88	(0.15)	(0.80)	(0.95)	$13.48	15.20%		$1,205	1.40%		1.27%		1.79%		0.88%		213.88%
Six Months Ended April 30, 2006 (Unaudited)	$13.48	0.09	–	(j)	2.55	2.64	(0.12)	(0.62)	(0.74)	$15.38	20.29%	(e)	$1,448	1.40%	(f)	1.26%	(f)		(i)		(i)	83.34%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	0.02	–		0.34	0.36	(0.03)	–	(0.03)	$12.55	2.96%	(e)	$674	1.40%	(f)	0.53%	(f)	2.30%	(f)	(0.37%	)(f)	129.61%
Year Ended October 31, 2005	$12.55	0.12	–		1.76	1.88	(0.15)	(0.80)	(0.95)	$13.48	15.20%		$6,219	1.40%		1.22%		1.62%		1.00%		213.88%
Six Months Ended April 30, 2006 (Unaudited)	$13.48	0.10	–	(j)	2.54	2.64	(0.12)	(0.62)	(0.74)	$15.38	20.22%	(e)	$12,878	1.40%	(f)	1.36%	(f)		(i)		(i)	83.34%

(a) Excludes sales charge.	(f) Annualized.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.	(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (i) There were no fee reductions in this period.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.	(j) Amount less than $0.005.
(e) Not annualized.

See notes to financial statements.

42	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Health Sciences Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2001 (d)	$10.00	(0.03)	–		(0.63)	(0.66)	–	(0.01)	(0.01)	$9.33	(6.61%	)(f)	$779	1.53%	(g)	(0.55%	)(g)	6.84%	(g)	(5.86%	)(g)	754.05%
Year Ended October 31, 2002	$9.33	(0.06)	–		(0.97)	(1.03)	–	–	–	$8.30	(11.04%	)	$1,538	1.60%		(0.99%	)	3.10%		(2.49%	)	893.80%
Year Ended October 31, 2003	$8.30	(0.05)	–		1.99	1.94	–	–	–	$10.24	23.37%		$4,087	1.57%		(0.75%	)	2.29%		(1.47%	)	570.16%
Year Ended October 31, 2004	$10.24	(0.06)	–		0.70	0.64	(0.84)	–	(0.84)	$10.04	6.26%		$6,144	1.59%		(0.67%	)	1.90%		(0.98%	)	388.52%
Year Ended October 31, 2005	$10.04	(0.06)	–		1.71	1.65	(0.06)	–	(0.06)	$11.63	16.47%		$11,131	1.64%		(0.66%	)	1.72%		(0.74%	)	401.37%
Six Months Ended April 30, 2006 (Unaudited)	$11.63	(0.03)	–	(j)	0.26	0.23	(1.10)	–	(1.10)	$10.76	1.92%	(f)	$11,272	1.56%	(g)	(0.47%	)(g)	1.57%	(g)	(0.47%	)(g)	172.78%

Class B Shares
Period Ended October 31, 2001 (d)	$10.00	(0.09)	–		(0.62)	(0.71)	–	–	–	$9.29	(7.10%	)(f)	$774	2.13%	(g)	(1.15%	)(g)	7.61%	(g)	(6.63%	)(g)	754.05%
Year Ended October 31, 2002	$9.29	(0.15)	–		(0.93)	(1.08)	–	–	–	$8.21	(11.63%	)	$730	2.28%		(1.71%	)	4.00%		(3.43%	)	893.80%
Year Ended October 31, 2003	$8.21	(0.13)	–		1.98	1.85	–	–	–	$10.06	22.53%		$899	2.25%		(1.41%	)	3.06%		(2.22%	)	570.16%
Year Ended October 31, 2004	$10.06	(0.13)	–		0.69	0.56	(0.84)	–	(0.84)	$9.78	5.52%		$1,076	2.25%		(1.32%	)	2.56%		(1.63%	)	388.52%
Year Ended October 31, 2005	$9.78	(0.13)	–		1.67	1.54	(0.06)	–	(0.06)	$11.26	15.78%		$1,302	2.29%		(1.27%	)	2.39%		(1.37%	)	401.37%
Six Months Ended April 30, 2006 (Unaudited)	$11.26	(0.06)	–	(j)	0.25	0.19	(1.10)	–	(1.10)	$10.35	1.52%	(f)	$1,410	2.23%	(g)	(1.13%	)(g)	2.23%	(g)	(1.13%	)(g)	172.78%

Class C Shares
Period Ended October 31, 2002 (e)	$7.92	(0.01)	–		0.30	0.29	–	–	–	$8.21	3.66%	(f)	$58	2.25%	(g)	(1.69%	)(g)	2.80%	(g)	(2.24%	)(g)	893.80%
Year Ended October 31, 2003	$8.21	(0.12)	–		1.98	1.86	–	–	–	$10.07	22.66%		$130	2.25%		(1.45%	)	2.96%		(2.16%	)	570.16%
Year Ended October 31, 2004	$10.07	(0.04)	–		0.59	0.55	(0.84)	–	(0.84)	$9.78	5.52%		$2,092	2.25%		(1.44%	)	2.57%		(1.76%	)	388.52%
Year Ended October 31, 2005	$9.78	(0.12)	–		1.66	1.54	(0.06)	–	(0.06)	$11.26	15.66%		$3,899	2.30%		(1.30%	)	2.37%		(1.37%	)	401.37%
Six Months Ended April 30, 2006 (Unaudited)	$11.26	(0.06)	–	(j)	0.26	0.20	(1.10)	–	(1.10)	$10.36	1.61%	(f)	$3,966	2.23%	(g)	(1.13%	)(g)	2.23%	(g)	(1.13%	)(g)	172.78%

Class R Shares
Period Ended October 31, 2004 (h)	$10.04	(0.09)	–		(0.14)	(0.23)	–	–	–	$9.81	(2.29%	)(f)	$1	1.88%	(g)	(1.03%	)(g)	2.22%	(g)	(1.37%	)(g)	388.52%
Year Ended October 31, 2005	$9.81	(0.06)	–		1.68	1.62	(0.06)	–	(0.06)	$11.37	16.55%		$1	1.60%		(0.59%	)	1.67%		(0.65%	)	401.37%
Six Months Ended April 30, 2006 (Unaudited)	$11.37	(0.02)	–	(j)	0.25	0.23	(1.10)	–	(1.10)	$10.50	1.97%	(f)	$1	1.50%	(g)	(0.39%	)(g)	1.50%	(g)	(0.39%	)(g)	172.78%

Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$10.00	(0.01)	–		(0.62)	(0.63)	–	(0.01)	(0.01)	$9.36	(6.25%	)(f)	$781	1.10%	(g)	(0.13%	)(g)	6.59%	(g)	(5.62%	)(g)	754.05%
Year Ended October 31, 2002	$9.36	(0.04)	–		(0.97)	(1.01)	–	–	–	$8.35	(10.79%	)	$1,403	1.27%		(0.66%	)	2.85%		(2.24%	)	893.80%
Year Ended October 31, 2003	$8.35	(0.04)	–		2.01	1.97	–	–	–	$10.32	23.59%		$3,746	1.42%		(0.61%	)	2.12%		(1.31%	)	570.16%
Year Ended October 31, 2004	$10.32	(0.06)	–		0.71	0.65	(0.84)	–	(0.84)	$10.13	6.30%		$4,979	1.46%		(0.54%	)	1.76%		(0.84%	)	388.52%
Year Ended October 31, 2005	$10.13	(0.05)	–		1.74	1.69	(0.06)	–	(0.06)	$11.76	16.72%		$5,828	1.50%		(0.47%	)	1.59%		(0.57%	)	401.37%
Six Months Ended April 30, 2006 (Unaudited)	$11.76	(0.06)	–	(j)	0.31	0.25	(1.10)	–	(1.10)	$10.91	1.99%	(f)	$1,090	1.42%	(g)	(0.25%	)(g)	1.42%	(g)	(0.25%	)(g)	172.78%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$10.92	(0.01)	–		(0.77)	(0.78)	–	–	–	$10.14	(7.14%	)(f)	$404	1.25%	(g)	(0.25%	)(g)	1.54%	(g)	(0.54%	)(g)	388.52%
Year Ended October 31, 2005	$10.14	(0.03)	–		1.74	1.71	(0.06)	–	(0.06)	$11.79	16.90%		$3,776	1.29%		(0.35%	)	1.34%		(0.41%	)	401.37%
Six Months Ended April 30, 2006 (Unaudited)	$11.79	(0.01)	–	(j)	0.27	0.26	(1.10)	–	(1.10)	$10.95	2.07%	(f)	$7,763	1.23%	(g)	(0.16%	)(g)	1.23%	(g)	(0.17%	)(g)	172.78%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.

(e) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.

(f) Not annualized.

(g) Annualized.

(h)For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(i)  For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)  Amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	43

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Natural Resources Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	–	–	1.25	1.25	(0.02)	–	(0.02)	$11.23	12.58%	(e)	$107	1.58%	(f)	(1.05%	)(f)	4.11%	(f)	(3.59%	)(f)	48.29%
Year Ended October 31, 2005	$11.23	– (g)	0.01	7.14	7.15	(0.01)	(0.40)	(0.41)	$17.97	65.51%		$10,915	1.47%		(0.13%	)	1.59%		(0.25%	)	313.92%
Six Months Ended April 30, 2006 (Unaudited)	$17.97	(0.02)	0.01	4.38	4.37	–	(1.56)	(1.56)	$20.78	25.71%	(e)	$24,078	1.35%	(f)	(0.21%	)(f)	(h	)	(h	)	127.24%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	–	1.24	1.21	–	–	–	$11.21	12.10%	(e)	$1	2.30%	(f)	(0.88%	)(f)	4.44%	(f)	(3.02%	)(f)	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	0.01	7.04	7.01	–	(0.40)	(0.40)	$17.82	64.49%		$648	2.20%		(0.83%	)	2.54%		(1.18%	)	313.92%
Six Months Ended April 30, 2006 (Unaudited)	$17.82	(0.07)	0.01	4.31	4.25	–	(1.56)	(1.56)	$20.51	25.23%	(e)	$1,820	2.08%	(f)	(1.00%	)(f)	(h	)	(h	)	127.24%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	–	1.23	1.21	–	–	–	$11.21	12.20%	(e)	$6	2.30%	(f)	(1.29%	)(f)	4.77%	(f)	(3.76%	)(f)	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	0.01	7.05	7.02	–	(0.40)	(0.40)	$17.83	64.42%		$4,938	2.20%		(0.87%	)	2.27%		(0.94%	)	313.92%
Six Months Ended April 30, 2006 (Unaudited)	$17.83	(0.07)	0.01	4.31	4.25	–	(1.56)	(1.56)	$20.52	25.28%	(e)	$11,456	2.08%	(f)	(0.97%	)(f)	(h	)	(h	)	127.24%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	–	1.24	1.22	–	– (g)	–	$11.22	12.22%	(e)	$1	1.94%	(f)	(0.53%	)(f)	3.91%	(f)	(2.51%	)(f)	48.29%
Year Ended October 31, 2005	$11.22	– (g)	0.01	7.08	7.09	–	(0.40)	(0.40)	$17.91	65.15%		$23	1.73%		(0.14%	)	1.94%		(0.36%	)	313.92%
Six Months Ended April 30, 2006 (Unaudited)	$17.91	(0.03)	0.01	4.36	4.34	–	(1.56)	(1.56)	$20.69	25.63%	(e)	$60	1.49%	(f)	(0.36%	)(f)	(h	)	(h	)	127.24%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	–	1.23	1.25	(0.02)	–	(0.02)	$11.23	12.50%	(e)	$1	1.39%	(f)	0.17%	(f)	3.56%	(f)	(2.00%	)(f)	48.29%
Year Ended October 31, 2005	$11.23	0.01	0.01	7.15	7.17	(0.01)	(0.40)	(0.41)	$17.99	65.89%		$170	1.22%		0.03%		0.80%		0.45%		313.92%
Six Months Ended April 30, 2006 (Unaudited)	$17.99	–	0.01	4.40	4.41	–	(1.56)	(1.56)	$20.84	25.92%	(e)	$803	1.09%	(f)	(0.05%	)(f)	(h	)	(h	)	127.24%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	–	1.25	1.26	(0.02)	–	(0.02)	$11.24	12.60%	(e)	$3,377	1.30%	(f)	0.27%	(f)	3.32%	(f)	(1.74%	)(f)	48.29%
Year Ended October 31, 2005	$11.24	0.03	0.01	7.15	7.19	(0.02)	(0.40)	(0.42)	$18.01	66.02%		$8,078	1.23%		0.25%		1.95%		(0.48%	)	313.92%
Six Months Ended April 30, 2006 (Unaudited)	$18.01	–	0.01	4.40	4.41	–	(1.56)	(1.56)	$20.86	25.88%	(e)	$13,072	1.09%	(f)	0.05%	(f)	(h	)	(h	)	127.24%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.
(h)	There were no fee reductions in this period.

See notes to financial statements.

44	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Technology and Communications Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$11.12	(0.06)	(6.41)	(6.47)	(0.63)	(0.63)	$4.02	(60.93%	)	$2,038	1.73%		(1.05%	)	6.38%		(5.70%	)	922.33%
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)	–	–	$2.63	(34.58%	) (g)	$1,514	1.69%		(1.37%	)	2.56%		(2.24%	)	944.01%
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23	–	–	$3.86	46.77%		$3,303	1.69%		(1.38%	)	2.96%		(2.64%	)	1136.72%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	–	–	$3.52	(8.81%	)	$2,991	1.71%		(1.45%	)	2.02%		(1.76%	)	722.91%
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	–	–	$3.71	5.40%		$3,071	1.72%		(0.87%	)	2.23%		(1.38%	)	654.64%
Six Months Ended April 30, 2006 (Unaudited)	$3.71	(0.02)	0.44	0.42	–	–	$4.13	11.32%	(e)	$3,256	1.75%	(f)	(1.03%	) (f)	2.02%	(f)	(1.30%	) (f)	149.83%

Class B Shares
Year Ended October 31, 2001	$11.09	(0.09)	(6.40)	(6.49)	(0.63)	(0.63)	$3.97	(61.30%	)	$1,137	2.33%		(1.66%	)	7.21%		(6.54%	)	922.33%
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)	–	–	$2.58	(35.01%	) (g)	$780	2.38%		(2.02%	)	3.32%		(2.96%	)	944.01%
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19	–	–	$3.77	46.12%		$1,196	2.40%		(2.07%	)	3.73%		(3.40%	)	1136.72%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	–	–	$3.41	(9.55%	)	$1,064	2.40%		(2.14%	)	2.72%		(2.46%	)	722.91%
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	–	–	$3.57	4.69%		$1,038	2.41%		(1.55%	)	2.93%		(2.07%	)	654.64%
Six Months Ended April 30, 2006 (Unaudited)	$3.57	(0.03)	0.42	0.39	–	–	$3.96	10.92%	(e)	$1,284	2.43%	(f)	(1.73%	) (f)	2.70%	(f)	(1.99%	) (f)	149.83%

Class C Shares
Period Ended October 31, 2001 (d)	$5.37	(0.02)	(1.36)	(1.38)	–	–	$3.99	(25.70%	) (e)	$29	2.33%	(f)	(1.79%	) (f)	9.94%	(f)	(9.40%	) (f)	922.33%
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)	–	–	$2.60	(34.84%	) (g)	$17	2.38%		(1.83%	)	3.40%		(2.85%	)	944.01%
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19	–	–	$3.79	45.77%		$39	2.40%		(2.10%	)	3.65%		(3.35%	)	1136.72%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	–	–	$3.43	(9.50%	)	$79	2.40%		(2.14%	)	2.73%		(2.47%	)	722.91%
Year Ended October 31, 2005 (j)	$3.43	(0.05)	0.22	0.17	–	–	$3.60	4.96%		$33	2.41%		(1.51%	)	3.06%		(2.16%	)	654.64%
Six Months Ended April 30, 2006 (Unaudited)	$3.60	(0.02)	0.41	0.39	–	–	$3.99	10.83%	(e)	$54	2.43%	(f)	(1.73%	) (f)	2.69%	(f)	(1.99%	) (f)	149.83%

Class R Shares
Period Ended October 31, 2004 (h)	$3.70	(0.05)	(0.23)	(0.28)	–	–	$3.42	(7.57%	) (e)	$1	1.99%	(f)	(1.75%	) (f)	2.28%	(f)	(2.04%	) (f)	722.91%
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	–	–	$3.60	5.26%		$1	1.83%		(1.01%	)	2.33%		(1.51%	)	654.64%
Six Months Ended April 30, 2006 (Unaudited)	$3.60	(0.02)	0.43	0.41	–	–	$4.01	11.39%	(e)	$1	1.78%	(f)	(1.07%	) (f)	2.09%	(f)	(1.39%	) (f)	149.83%

Institutional Service Class Shares
Year Ended October 31, 2001	$11.12	(0.04)	(6.39)	(6.43)	(0.63)	(0.63)	$4.06	(60.58%	)	$730	1.40%		(0.70%	)	5.70%		(5.00%	)	922.33%
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)	–	–	$2.66	(34.48%	) (g)	$843	1.41%		(1.37%	)	2.08%		(2.04%	)	944.01%
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26	–	–	$3.92	47.37%		$5,006	1.58%		(1.29%	)	2.65%		(2.36%	)	1136.72%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	–	–	$3.57	(8.93%	)	$4,358	1.62%		(1.36%	)	1.92%		(1.67%	)	722.91%
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	–	–	$3.78	5.88%		$3,513	1.62%		(0.74%	)	2.17%		(1.30%	)	654.64%
Six Months Ended April 30, 2006 (Unaudited)	$3.78	(0.07)	0.50	0.43	–	–	$4.21	11.38%	(e)	$757	1.60%	(f)	(0.84%	) (f)	1.79%	(f)	(1.03%	) (f)	149.83%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$3.81	(0.01)	(0.22)	(0.23)	–	–	$3.58	(6.04%	) (e)	$231	1.40%	(f)	(1.05%	) (f)	1.92%	(f)	(1.57%	) (f)	722.91%
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	–	–	$3.79	5.87%		$2,344	1.40%		(0.77%	)	1.68%		(1.05%	)	654.64%
Six Months Ended April 30, 2006 (Unaudited)	$3.79	(0.01)	0.44	0.43	–	–	$4.22	11.35%	(e)	$4,769	1.45%	(f)	(0.77%	) (f)	1.72%	(f)	(1.04%	) (f)	149.83%

(a) Excludes sales charge.	(f) Annualized.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(g) The total returns shown include losses realized on the disposal of investments that were reimbursed by the Adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(h)For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.	(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e) Not annualized.	(j) Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Semiannual Report	45

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Utilities Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.11	–		(2.85)	(2.74)	(0.06)	–	(0.06)	$7.20	(27.46%	)(e)	$547	1.46%	(f)	1.46%	(f)	3.96%	(f)	(1.04%	)(f)	146.88%
Year Ended October 31, 2003	$7.20	0.07	–		1.06	1.13	(0.05)	–	(0.05)	$8.28	15.80%		$734	1.45%		0.96%		3.06%		(0.65%	)	112.34%
Year Ended October 31, 2004	$8.28	0.09	–		2.54	2.63	(0.04)	–	(0.04)	$10.87	31.81%		$1,190	1.45%		1.14%		2.70%		(0.10%	)	391.22%
Year Ended October 31, 2005	$10.87	0.19	0.02		1.69	1.90	(0.22)	(0.25)	(0.47)	$12.30	17.73%		$2,377	1.47%		1.70%		2.02%		1.15%		295.27%
Six Months Ended April 30, 2006 (Unaudited)	$12.30	0.07	–	(j)	1.04	1.11	(0.05)	(1.94)	(1.99)	$11.42	10.71%	(e)	$2,516	1.52%	(f)	1.29%	(f)	1.99%	(f)	0.82%	(f)	55.79%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	–		(2.84)	(2.79)	(0.03)	–	(0.03)	$7.18	(27.93%	)(e)	$544	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$7.18	0.02	–		1.05	1.07	(0.03)	–	(0.03)	$8.22	14.92%		$625	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$8.22	0.04	–		2.50	2.54	(0.01)	–	(0.01)	$10.75	30.86%		$885	2.20%		0.41%		3.46%		(0.84%	)	391.22%
Year Ended October 31, 2005	$10.75	0.09	0.02		1.68 (k)	1.79	(0.14)	(0.25)	(0.39)	$12.15	16.93%		$1,202	2.20%		0.96%		2.76%		0.40%		295.27%
Six Months Ended April 30, 2006 (Unaudited)	$12.15	0.03	–	(j)	1.02	1.05	(0.01)	(1.94)	(1.95)	$11.25	10.27%	(e)	$1,312	2.25%	(f)	0.58%	(f)	2.72%	(f)	0.11%	(f)	55.79%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	–		(2.84)	(2.79)	(0.03)	–	(0.03)	$7.18	(27.93%	)(e)	$541	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$7.18	0.02	–		1.05	1.07	(0.03)	–	(0.03)	$8.22	14.92%		$623	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$8.22	0.03	–		2.51	2.54	(0.02)	–	(0.02)	$10.74	30.90%		$3,556	2.20%		0.43%		3.33%		(0.70%	)	391.22%
Year Ended October 31, 2005 (i)	$10.74	0.15	0.02		1.62	1.79	(0.13)	(0.25)	(0.38)	$12.15	16.88%		$2,435	2.20%		1.25%		2.81%		0.63%		295.27%
Six Months Ended April 30, 2006 (Unaudited)	$12.15	0.03	–	(j)	1.02	1.05	(0.01)	(1.94)	(1.95)	$11.25	10.27%	(e)	$2,222	2.24%	(f)	0.57%	(f)	2.72%	(f)	0.10%	(f)	55.79%

Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	–		1.58	1.66	(0.02)	–	(0.02)	$10.78	18.23%	(e)	$1	1.78%	(f)	0.99%	(f)	3.14%	(f)	(0.35%	)(f)	391.22%
Year Ended October 31, 2005	$10.78	0.20	0.02		1.66	1.88	(0.21)	(0.25)	(0.46)	$12.20	17.61%		$1	1.51%		1.64%		2.31%		0.84%		295.27%
Six Months Ended April 30, 2006 (Unaudited)	$12.20	0.05	–	(j)	1.02	1.07	(0.04)	(1.94)	(1.98)	$11.29	10.52%	(e)	$2	1.79%	(f)	1.01%	(f)	2.40%	(f)	0.40%	(f)	55.79%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.13	–		(2.85)	(2.72)	(0.07)	–	(0.07)	$7.21	(27.27%	)(e)	$545	1.20%	(f)	1.72%	(f)	3.71%	(f)	(0.79%	)(f)	146.88%
Year Ended October 31, 2003	$7.21	0.09	–		1.06	1.15	(0.06)	–	(0.06)	$8.30	16.10%		$633	1.20%		1.25%		2.89%		(0.44%	)	112.34%
Year Ended October 31, 2004	$8.30	0.13	–		2.53	2.66	(0.05)	–	(0.05)	$10.91	32.13%		$837	1.20%		1.41%		2.46%		0.15%		391.22%
Year Ended October 31, 2005	$10.91	0.23	0.02		1.69	1.94	(0.25)	(0.25)	(0.50)	$12.35	18.05%		$987	1.20%		1.97%		1.78%		1.39%		295.27%
Six Months Ended April 30, 2006 (Unaudited)	$12.35	0.09	–	(j)	1.04	1.13	(0.07)	(1.94)	(2.01)	$11.47	10.83%	(e)	$1,095	1.25%	(f)	1.58%	(f)	1.72%	(f)	1.11%	(f)	55.79%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.75	0.03	–		1.15	1.18	(0.02)	–	(0.02)	$10.91	12.15%	(e)	$250	1.20%	(f)	1.02%	(f)	2.19%	(f)	0.03%	(f)	391.22%
Year Ended October 31, 2005	$10.91	0.17	0.02		1.75	1.94	(0.25)	(0.25)	(0.50)	$12.35	18.05%		$1,896	1.20%		1.85%		1.67%		1.38%		295.27%
Six Months Ended April 30, 2006 (Unaudited)	$12.35	0.08	–	(j)	1.05	1.13	(0.07)	(1.94)	(2.01)	$11.47	10.83%	(e)	$4,010	1.25%	(f)	1.62%	(f)	1.72%	(f)	1.16%	(f)	55.79%

(a) Excludes sales charge. (b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.	(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004. (h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(i) Net investment income (loss) is based on average shares outstanding during the period. (j) Amount is less than $0.005.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002. (e) Not annualized. (f) Annualized.

(k) The amount reported as the “Net Realized and Unrealized Gains (Losses) on Investments” of $1.59 for the year ended October 31, 2005 in the October 31, 2005 annual report contained a typographical error and should have been $1.68.

See notes to financial statements.

46	Semiannual Report 2006

Gartmore Mid Cap Growth Leaders Fund

For the semiannual period ended April 30, 2006, the Gartmore Mid Cap Growth Leaders Fund (Class A at NAV) returned 12.36% versus 15.18% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 16.41%.

Amid a strongly advancing U.S. stock market, mid-capitalization stocks outdistanced large-cap stocks by a considerable margin, but trailed small-cap stocks. This broader market theme echoed within the mid-cap arena. The outperformance of the lower end of our capitalization universe hurt the Fund, because we favored stocks at the upper end. With the Federal Reserve Board still raising interest rates and the yield curve occasionally inverting, we felt that more conservative positioning was prudent.

Unfortunately, our strategy was out of sync with that of most investors, who eagerly took on risk by purchasing smaller-capitalization stocks. Among sectors, the Fund’s results were hampered by unfavorable stock selection in information technology, health care and financials. Conversely, the Fund gained from our stock selections in the consumer discretionary and industrials sectors.

Detractors from Fund performance included network equipment supplier Juniper Networks, Inc. Although we thought that Juniper Networks was positioned for strong double-digit earnings growth, most of the spending by telecommunications service providers went to areas such as “fiber to the home” connections that did not benefit Juniper; we sold the stock. Also dragging down Fund returns was St. Jude Medical, Inc., a maker of cardiac pacemakers and related medical equipment. A rival’s bad publicity over safety-related product recalls dampened growth prospects across the entire industry, and we liquidated the Fund’s position in St. Jude Medical. The Fund also held health insurer Aetna Inc., which fell sharply near period-end on news that the company’s medical cost ratio, a measurement of the ratio of claims paid to premiums collected, was higher than expected. We maintained the Fund’s position in Aetna, however, believing that the market had overreacted.

On the positive side, the Fund’s heavily overweighted position in Precision Castparts Corp. contributed to the Fund’s performance; the stock gained more than 33% on strong demand from aircraft manufacturers for commercial aircraft parts. Fund holding Cognizant Technology Solutions Corp., an Indian provider of information technology outsourcing, also performed well on increased demand for outsourcing worldwide. Retailer and Fund holding J.C. Penney Co., Inc. aided Fund results as well. Steady attention to cost-cutting, an intelligent expansion program and the upgrading of J.C. Penney Co.’s debt to investment grade drove the company’s stock higher.

We remain concerned about resurgent inflation, but, at present, core inflation (excluding food and energy) has been relatively muted. Any unexpected upticks, however, could trigger more interest-rate hikes by the Federal Reserve, which might lead to a serious economic slowdown. For now, though, we believe that interest rates and inflation will remain manageable, providing a moderately favorable backdrop for the stock market.

Portfolio Manager:

Joseph C. O’Connor

2006 Semiannual Report	47

Fund Performance	Gartmore Mid Cap Growth Leaders Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	10 Yr.[1]
Class A	w/o SC2	12.36%	26.12%	1.62%	3.80%
	w/SC3	5.89%	18.85%	0.42%	3.19%
Class B	w/o SC2	11.93%	25.20%	0.72%	3.01%
	w/SC4	6.93%	20.20%	0.32%	3.01%
Class C	w/o SC2	12.00%	25.26%	0.73%	3.40%
	w/SC5	11.00%	24.26%	0.73%	3.40%
Class D	w/o SC2	12.53%	26.48%	1.96%	4.04%
	w/SC6	7.48%	20.78%	1.02%	3.56%
Class R7		12.42%	26.19%	1.76%	3.94%
Institutional Class[7,8]		12.54%	26.50%	1.94%	4.03%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/30/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Institutional Class shares (9/28/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Mid Cap Growth Leaders, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies with a capitalization range of $492 million to $37 billion as of April 30, 2005.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

48	Semiannual Report 2006

Shareholder Expense Example	Gartmore Mid Cap Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Mid Cap Growth Leaders			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,123.60	$7.90	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.56	$7.53	1.50%
Class B	Actual		$1,000.00	$1,119.30	$11.51	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%
Class C	Actual		$1,000.00	$1,120.00	$11.51	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%
Class D	Actual		$1,000.00	$1,125.30	$6.27	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%
Class R	Actual		$1,000.00	$1,124.20	$7.48	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.96	$7.13	1.42%
Institutional Class	Actual		$1,000.00	$1,125.40	$6.27	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	49

Portfolio Summary	Gartmore Mid Cap Growth Leaders Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.3%
Commercial Paper	5.7%
Other Investments*	26.6%
Liabilities in excess of other assets**	-24.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	11.9%
Retail	11.2%
Oil & Gas	8.0%
Medical Services	7.9%
Manufacturing	7.4%
Insurance	6.9%
Semiconductors	6.1%
Mortgage Bankers and Correspondents	5.7%
Industrial Gases	3.6%
Hotels & Motels	3.4%
Other Assets	27.9%

100.0%

Top Holdings
Countrywide Financial Corp., 4.85%, 05/01/06	5.7%
Weatherford International, Inc.	3.9%
J.C. Penney, Inc.	3.7%
Precision Castparts Corp.	3.7%
Praxair, Inc.	3.6%
Cognizant Technology Solutions Corp.	3.6%
Adobe Systems, Inc.	3.5%
Assurant, Inc.	3.4%
Aetna, Inc.	3.4%
Gilead Sciences, Inc.	3.3%
Other Assets	62.2%

100.0%

50	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Mid Cap Growth Leaders Fund

Common Stocks (92.3%)

	Shares or Principal Amount	Value

Aerospace & Defence (3.2%)
Rockwell Collins, Inc.	23,405	$1,338,766

Commercial Services (1.5%)
Alliance Data Systems Corp. (b)	11,430	628,650

Computer Hardware (1.6%)
SanDisk Corp. (b)	10,545	673,087

Computer Software & Services (11.9%)
Adobe Systems, Inc. (b)	37,685	1,477,252
Autodesk, Inc. (b)	27,515	1,156,731
Cognizant Technology Solutions Corp. (b)	23,690	1,506,920
Quest Software, Inc. (b)	53,400	919,014

		5,059,917

Distribution & Wholesale (2.5%)
WESCO International (b)	13,820	1,036,500

Financial (3.1%)
T Rowe Price Group, Inc.	15,595	1,312,943

Gaming & Leisure (2.6%)
Penn National Gaming, Inc. (b)	27,205	1,107,788

Hospitals (2.8%)
Community Health Systems, Inc. (b)	32,125	1,164,210

Hotels & Motels (3.4%)
Hilton Hotels Corp.	27,025	728,054
Starwood Hotels & Resorts Worldwide, Inc.	12,050	691,429

		1,419,483

Industrial Gases (3.6%)
Praxair, Inc.	26,940	1,512,142

Insurance (6.9%)
Aetna, Inc.	37,530	1,444,905
Assurant, Inc.	30,065	1,448,231

		2,893,136

Machinery (2.0%)
W.W. Grainger, Inc.	10,775	828,813

Manufacturing (7.3%)
Fortune Brands, Inc.	8,450	678,535
Ingersoll Rand Co.	20,170	882,438

	Shares or Principal Amount	Value
Manufacturing (continued)

Precision Castparts Corp.	24,515	$1,543,954

		3,104,927

Medical Services (7.9%)
Fisher Scientific International, Inc. (b)	19,825	1,398,654
Gilead Sciences, Inc. (b)	24,390	1,402,425
McKesson Corp.	11,155	542,021

		3,343,100

Metals (2.2%)
Inco, Ltd.	16,710	943,614

Oil & Gas (8.0%)
Noble Corp.	13,195	1,041,613
The Williams Cos., Inc.	31,335	687,177
Weatherford International, Inc. (b)	31,340	1,658,826

		3,387,616

Restaurants (2.2%)
Darden Restaurants, Inc.	23,780	941,688

Retail (11.2%)
Abercrombie & Fitch Co.	13,690	831,394
Coach, Inc. (b)	30,695	1,013,549
J.C. Penney, Inc.	23,755	1,555,002
Staples, Inc.	50,170	1,324,990

		4,724,935

Semiconductors (6.1%)
Fairchild Semiconductor International, Inc. (b)	45,135	932,941
Jabil Circuit, Inc. (b)	19,080	743,929
MEMC Electronic Materials, Inc. (b)	22,455	911,673

		2,588,543

Telecommunication (2.3%)
NeuStar, Inc. (b)	27,560	967,356

Total Common Stocks		38,977,214

Commercial Paper (5.7%)

Countrywide Financial Corp., 4.85%, 05/01/06	$2,390,000	2,389,678

Total Commercial Paper		2,389,678

2006 Semiannual Report	51

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Mid Cap Growth Leaders Fund (Continued)

Short-Term Securities Held as Collateral for Securities Lending (26.6%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$11,236,263	$11,236,263

Total Short-Term Securities Held as Collateral for Securities Lending		11,236,263

Total Investments (Cost $47,872,968) (a) — 124.6%		52,603,155

Liabilities in excess of other assets — (24.6)%		(10,387,514)

NET ASSETS — 100.0%		$42,215,641

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.

See notes to financial statements.

52	Semiannual Report 2006

Gartmore Nationwide Leaders Fund

For the semiannual period ended April 30, 2006, the Gartmore Nationwide Leaders Fund (Class A at NAV) returned 11.05% versus 9.64% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 11.46%.

The U.S. economy’s strong performance, together with solid corporate earnings growth and anticipation of the end of the Federal Reserve Board’s series of interest-rate hikes, helped the stock market post solid gains during the reporting period.

Favorable stock selection overcame negative sector and industry allocations to help the Fund outperform its benchmark. As is customary with a concentrated portfolio such as this one, the focus was almost exclusively on individual stock selection; the Fund’s sector and industry weightings varied significantly from those of the benchmark, in most cases.

Within technology, the Fund’s position in Advanced Micro Devices, Inc. (AMD) constituted the biggest boost to Fund performance. The semiconductor manufacturer benefited from the popularity of its new line of dual-core chips, which enabled AMD to seize market share from larger rival Intel Corp. Toward the end of the reporting period, after watching AMD’s stock price appreciate by more than 50%, we sold the position to lock in profits, as the possibility of a price war loomed and Intel prepared to fight back with its own line of dual-core chips.

Another holding that aided Fund performance was tobacco stock Reynolds American Inc., a position that returned in excess of 30%. This stock boasted a modest valuation, strong cash flow of the underlying company and a generous dividend yield that we thought was likely to grow over time. In addition, risks stemming from the litigation that has dogged the tobacco industry in recent years appeared to be diminishing.

In terms of detractors, the Fund’s performance was hurt by our overweight position in Ford Motor Co. The stock had a depressed valuation, but the improvement in profitability that we had anticipated never materialized, so we liquidated the position. On the other hand, despite losing money on the Fund’s shares of Valero Energy Corp. due to the less-than-ideal timing of our purchase, we continued to favor this company’s positioning in the energy refining industry, where a shortage of capacity persists. We therefore added to the Valero Energy position during the reporting period.

The market has performed well and could be due for some consolidation before moving higher. Although higher interest rates and volatile energy prices could slightly decelerate U.S. economic growth, we do not see signs of a serious slowdown on the horizon. Rather, we think that the market could be entering a period in which stock selection will be even more important than it has been in the recent past, a welcoming environment for our value-sensitive, disciplined management style.

Portfolio Manager:

Gary Haubold, CFA

2006 Semiannual Report	53

Fund Performance	Gartmore Nationwide Leaders Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	11.05%	22.33%	11.99%
	w/SC3	4.66%	15.33%	10.47%
Class B	w/o SC2	10.70%	21.48%	11.19%
	w/SC4	5.80%	16.48%	10.86%
Class C	w/o SC2	10.66%	21.49%	11.19%
	w/SC5	9.69%	20.49%	11.19%
Class R6,7		10.99%	22.35%	11.57%
Institutional Class[6,8]		11.25%	22.70%	12.19%
Institutional Service Class[6]		11.12%	22.51%	12.11%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

54	Semiannual Report 2006

Shareholder Expense Example	Gartmore Nationwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Nationwide Leaders Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,110.50	$8.11	1.55%
	Hypothetical[1]	$1,000.00	$1,017.31	$7.78	1.55%
Class B	Actual	$1,000.00	$1,107.00	$11.75	2.25%
	Hypothetical[1]	$1,000.00	$1,013.84	$11.30	2.25%
Class C	Actual	$1,000.00	$1,106.60	$11.75	2.25%
	Hypothetical[1]	$1,000.00	$1,013.84	$11.30	2.25%
Class R	Actual	$1,000.00	$1,109.90	$9.15	1.75%
	Hypothetical[1]	$1,000.00	$1,016.32	$8.79	1.75%
Institutional Service Class	Actual	$1,000.00	$1,111.20	$7.59	1.45%
	Hypothetical[1]	$1,000.00	$1,017.81	$7.28	1.45%
Institutional Class	Actual	$1,000.00	$1,112.50	$6.49	1.24%
	Hypothetical[1]	$1,000.00	$1,018.85	$6.23	1.24%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	55

Portfolio Summary	Gartmore Nationwide Leaders Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	94.3%
Cash Equivalents	8.0%
Liabilities in excess of other assets	-2.3%

100.0%

Top Industries
Medical	10.7%
Oil & Gas	10.5%
Tobacco	10.0%
Retail	9.5%
Consumer Products	7.8%
Metals	7.6%
Banks	7.0%
Insurance	6.8%
Utilities	4.4%
Computer Software & Services	4.3%
Other Assets	21.4%

100.0%

Top Holdings*
Sherwin-Williams Co.	7.8%
Altria Group, Inc.	7.6%
Abbott Laboratories	7.1%
TJX Cos., Inc. (The)	5.3%
Valero Energy Corp.	4.8%
Cleveland Cliffs, Inc.	4.8%
New York Community Bancorp, Inc.	4.7%
Progress Energy, Inc.	4.4%
Microsoft Corp.	4.3%
Federated Department Stores, Inc.	4.3%
Other Assets	44.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

56	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Nationwide Leaders Fund

Common Stocks (94.3%)

	Shares or Principal Amount	Value

Banks (7.0%)
Barclays PLC ADR — UK	4,800	$239,280
New York Community Bancorp, Inc.	28,560	491,518

		730,798

Computer Software & Services (4.3%)
Microsoft Corp.	18,600	449,190

Consumer Products (7.8%)
Sherwin-Williams Co.	16,000	815,040

Financial Services (4.2%)
Morgan Stanley	6,800	437,240

Healthcare (2.5%)
Aetna, Inc.	6,700	257,950

Insurance (6.8%)
Berkshire Hathaway, Inc., Class B (b)	123	363,096
Old Republic International Corp.	15,500	344,875

		707,971

Machinery (3.4%)
Deere & Co.	4,000	351,120

Manufacturing (2.0%)
3M Co.	2,400	205,032

Medical (10.7%)
Abbott Laboratories	17,400	743,676
Johnson & Johnson	6,400	375,104

		1,118,780

Metals (7.6%)
Alcan Aluminum Ltd. ADR—CA	5,700	297,882
Cleveland Cliffs, Inc.	5,790	495,566

		793,448

Oil & Gas (10.5%)
ConocoPhillips	2,400	160,560
National-Oilwell, Inc. (b)	2,870	197,944
Newfield Exploration Co. (b)	5,300	236,380
Valero Energy Corp.	7,700	498,498

		1,093,382

	Shares or Principal Amount	Value

Railroads (3.6%)
Norfolk Southern Corp.	7,000	$378,000

Retail (9.5%)
Federated Department Stores, Inc.	5,700	443,745
TJX Cos., Inc. (The)	22,800	550,164

		993,909

Tobacco (10.0%)
Altria Group, Inc.	10,800	790,128
Reynolds American, Inc.	2,300	252,195

		1,042,323

Utilities (4.4%)
Progress Energy, Inc.	10,600	453,680

Total Common Stocks		9,827,863

Cash Equivalents (8.0%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $836,662)	$836,339	836,339

Total Cash Equivalents		836,339

Total Investments (Cost $10,610,290) (a) — 102.3%		10,664,202

Liabilities in excess of other assets — (2.3)%		(235,371)

NET ASSETS — 100.0%		$10,428,831

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depositary Receipt
CA	Canada
UK	United Kingdom

See notes to financial statements.

2006 Semiannual Report	57

Gartmore Small Cap Leaders Fund

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Leaders Fund (Class A at NAV) returned 30.59% versus 18.91% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 17.90%.

Small-capitalization stocks were the star performers among the market’s three primary capitalization groups during the reporting period. Within the small-cap arena, market indexes that focus on the growth segment had a decided edge over those that concentrate on value stocks. This differential was mirrored in the performance of the Fund’s growth and value segments; both outperformed the benchmark, but the growth side’s margin of outperformance was considerably larger than that of the value side.

In the Fund’s value segment, stock selection in the energy sector was a key driver of performance; the average return of the Fund’s holdings in the energy sector was more than 100%. Our strategy of taking profits when valuations become stretched and accumulating shares when stocks are cheaper worked especially well with energy shares during the reporting period. Several other sectors, such as energy and consumer discretionary, also aided Fund performance, while only materials and telecommunication services detracted. In addition, an average cash position of almost 7% acted as a headwind in a strongly advancing market.

One energy holding that posted a strong return was RPC, Inc., a specialized oil field service company. Remington Oil and Gas Corp. also had a positive impact on Fund performance, as did Superior Well Services, Inc.

On the negative side, Apex Silver Mines Ltd. suffered from an unfavorable political climate in Bolivia, where the recent nationalization of oil fields raised the possibility of a similar fate for the mining industry.

In the growth portion of the Fund’s portfolio, stock selection in information technology provided the biggest boost to Fund performance versus the benchmark; an overweighting in the sector relative to the Fund’s benchmark also helped. Accounting for almost a third of the Fund’s holdings, technology gained nearly 59%, more than double the return of the benchmark’s components in that sector. Individual stock performance was led by Sirenza Microdevices, Inc.; Multi-Fineline Electronix, Inc.; and SunOpta Inc., all among the Fund’s largest holdings.

Detractors during the reporting period included Merge Technologies Inc., Tumbleweed Communications Corp. and HouseValues, Inc. We thought the growth prospects for these companies remained strong, and we continued to own these stocks at the end of the period.

While small-cap stocks have had quite a run, we believe that talk of overvaluation could be premature. For one, the small-cap space is so large and diverse that it is easier to find undiscovered bargains there than among larger stocks that receive better analyst coverage. That said, with valuations higher than they have been in recent memory, it will be increasingly important to select stocks with strong fundamentals, because we believe investors likely will have little patience with stocks that disappoint.

Portfolio Managers:

Carl Wilk, CFP and Karl Knas, CPA (growth sleeve); Gary Haubold, CFA, William Gerlach, CFA, and Charles Purcell, CFA (value sleeve)

58	Semiannual Report 2006

Fund Performance	Gartmore Small Cap Leaders Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	30.59%	42.16%	22.88%
	w/SC3	24.07%	35.01%	18.21%
Class B	w/o SC2	30.04%	41.31%	22.03%
	w/SC4	25.04%	36.31%	19.22%
Class C	w/o SC2	30.01%	41.12%	22.10%
	w/SC5	29.01%	40.12%	22.10%
Class R6		30.49%	41.92%	22.53%
Institutional Class[6]		30.80%	42.65%	23.30%
Institutional Service Class[6]		30.73%	42.44%	23.16%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	59

Shareholder Expense Example	Gartmore Small Cap Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Small Cap Leaders			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,305.90	$9.20	1.61%
	Hypothetical	[1]	$1,000.00	$1,017.02	$8.08	1.61%
Class B	Actual		$1,000.00	$1,300.40	$13.40	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%
Class C	Actual		$1,000.00	$1,300.10	$13.40	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%
Class R	Actual		$1,000.00	$1,304.90	$9.54	1.67%
	Hypothetical	[1]	$1,000.00	$1,016.72	$8.38	1.67%
Institutional Service Class	Actual		$1,000.00	$1,307.30	$8.35	1.46%
	Hypothetical	[1]	$1,000.00	$1,017.76	$7.33	1.46%
Institutional Class	Actual		$1,000.00	$1,308.00	$7.73	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.31	$6.78	1.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

60	Semiannual Report 2006

Portfolio Summary	Gartmore Small Cap Leaders Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	93.3%
Other assets in excess of liabilities	6.7%

100.0%

Top Industries
Financial & Miscellaneous	15.3%
Computer Software & Services	9.9%
Transportation	5.6%
Telecommunications	5.5%
Semiconductors	5.2%
Medical	4.5%
Oil Services	4.2%
Food & Related	3.7%
Gambling	3.6%
Healthcare	3.4%
Other Assets	39.1%

100.0%

Top Holdings
QAD, Inc.	2.6%
Wilmington Trust Corp.	2.6%
Lone Star Steakhouse & Saloon, Inc.	2.3%
Helix Energy Solutions Group, Inc.	2.2%
Sunopta, Inc.	2.2%
Avaya, Inc.	2.1%
Smith Micro Software, Inc.	2.0%
World Fuel Services Corp.	2.0%
World Acceptance Corp.	1.9%
Scientific Games Corp.	1.9%
Other Assets	78.2%

100.0%

2006 Semiannual Report	61

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Small Cap Leaders Fund

Common Stocks (93.3%)

	Shares	Value

Aerospace & Defense (2.9%)
Hexcel Corp. (b)	12,750	$281,648
Moog, Inc., Class A (b)	11,200	419,440

		701,088

Apparel & Accessories (2.7%)
Perry Ellis International, Inc. (b)	10,480	239,992
Volcom, Inc. (b)	12,000	428,040

		668,032

Chemicals (1.3%)
Chemtura Corp.	26,800	326,960

Cigarettes (1.6%)
Carolina Group	7,860	402,746

Computer Software & Services (9.9%)
Black Box Corp.	8,800	412,896
Merge Technologies, Inc. (b)	11,900	150,416
QAD, Inc.	84,000	638,400
Smith Micro Software, Inc. (b)	40,000	496,800
TIBCO Software, Inc. (b)	46,600	401,692
Tumbleweed Communications Corp. (b)	102,042	308,167

		2,408,371

Construction Materials (0.7%)
Ceradyne, Inc. (b)	3,400	180,200

Consumer Goods & Services (1.8%)
Jarden Corp. (b)	12,900	438,600

Distribution (1.7%)
Central European Distribution Corp. (b)	10,200	418,710

Electronics (1.4%)
Multi-Fineline Electronix, Inc. (b)	6,075	354,051

Energy (1.7%)
KFx, Inc. (b)	22,950	414,248

Financial & Miscellaneous (15.3%)
Affiliated Managers Group, Inc. (b)	4,500	455,850
CVB Financial Corp.	26,400	430,848
KKR Financial Corp.	20,400	440,640
MCG Capital Corp.	30,800	454,608
Medallion Financial Corp.	32,000	425,920
Thomas Weisel Partners Group, Inc. (b)	20,400	413,508

	Shares	Value

Financial & Miscellaneous (continued)
Wilmington Trust Corp.	14,400	$637,919
World Acceptance Corp. (b)	16,475	474,315

		3,733,608

Food & Related (3.7%)
Sunopta, Inc. (b)	51,775	527,587
Weis Markets, Inc.	9,150	379,817

		907,404

Gambling (3.6%)
Scientific Games Corp. (b)	12,000	457,080
Shuffle Master, Inc. (b)	11,475	424,001

		881,081

Healthcare (3.4%)
Five Star Quality Care, Inc. (b)	39,440	406,232
Sierra Health Services, Inc. (b)	10,920	428,173

		834,405

Human Resources (1.4%)
Kforce, Inc. (b)	25,000	351,250

Machinery (2.0%)
Astec Industries, Inc. (b)	5,300	208,555
Gorman-Rupp Co. (The)	10,500	272,265

		480,820

Manufacturing (1.8%)
Rudolph Technologies, Inc. (b)	26,000	431,080

Marketing Services (2.8%)
24/7 Real Media, Inc. (b)	35,000	354,200
Ventiv Health, Inc. (b)	11,425	343,207

		697,407

Medical (4.4%)
Encore Medical Corp. (b)	70,000	383,600
First Horizon Pharmaceutical Corp. (b)	15,000	334,050
West Pharmaceutical Services, Inc.	10,700	381,134

		1,098,784

Mining (0.7%)
Apex Silver Mines Ltd. (b)	7,800	166,140

Oil Services (4.2%)
Helix Energy Solutions Group, Inc. (b)	14,000	543,480
World Fuel Services Corp.	12,400	496,496

		1,039,976

62	Semiannual Report 2006

Common Stocks (continued)

	Shares	Value

Raw Materials (2.3%)
Cleveland Cliffs, Inc.	4,317	$369,492
Mueller Industries, Inc.	4,800	181,824

		551,316

Real Estate Investment Trusts (1.9%)
Hersha Hospitality Trust	14,200	129,930
Universal Health Realty Income Trust	10,200	328,032

		457,962

Restaurants (2.3%)
Lone Star Steakhouse & Saloon, Inc.	20,450	557,467

Retail (1.5%)
Jos. A. Bank Clothiers, Inc. (b)	9,000	378,000

Semiconductors (5.2%)
ON Semiconductor Corp. (b)	60,000	430,200
Silicon Motion Technology Corp. ADR — TW (b)	27,675	411,804
Varian Semiconductor Equipment Associates, Inc. (b)	13,100	429,025

		1,271,029

	Shares	Value

Telecommunications (5.5%)
Arris Group, Inc. (b)	13,750	$162,938
Avaya, Inc. (b)	42,400	508,800
RF Micro Devices, Inc. (b)	23,100	214,830
Sirenza Microdevices, Inc. (b)	42,800	452,824

		1,339,392

Transportation (5.6%)
Celadon Group, Inc. (b)	12,025	326,960
Marten Transport Ltd. (b)	18,467	402,211
Omega Navigation Enterprises, Inc., Class A (b)	22,850	366,743
Werner Enterprises, Inc.	13,700	262,766

		1,358,680

Total Common Stocks		22,848,807

Total Investments (Cost $20,811,009) (a) — 93.3%		22,848,807

Other assets in excess of liabilities — 6.7%		1,649,917

NET ASSETS — 100.0%		$24,498,724

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

ADR	American Depositary Receipt
TW	Taiwan

See notes to financial statements.

2006 Semiannual Report	63

Gartmore U.S. Growth Leaders Fund

For the semiannual period ended April 30, 2006, the Gartmore U.S. Growth Leaders Fund (Class A at NAV) returned 8.90% versus 9.64% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds was 11.59%.

The reporting period was characterized by rebounding economic growth, rising equity prices and rising interest rates. In keeping with the Federal Reserve Board’s mandate to hold inflation in check, the Federal Reserve increased its target federal funds rate by four 0.25% increments during the period, which brought the central bank’s overnight lending rate to 4.75%.

In absolute terms, large-capitalization growth stocks, representing approximately 40% of the Fund’s holdings, performed well during the reporting period, although these trailed stocks in other capitalization groups, as well as the large-cap value segment of the market. Relative to the return of the benchmark, the Fund’s gains were limited by unfavorable stock selection in the health-care sector and, to a lesser extent, by untimely positions in the consumer discretionary sector as well as an underweighting in energy.

In health care, St. Jude Medical, Inc. was a notable detractor from Fund performance; the company lost some of its recent market share gains in medical devices. The Fund’s position in Aetna Inc. also hurt returns because Aetna’s stock was hampered by a spike in the company’s medical cost ratio, a measurement of claims as a percentage of premiums. Programming provider XM Satellite Radio Holdings Inc. also disappointed; rising costs and stiff competition from rival Sirius Satellite Radio Inc., which celebrated the arrival of shock-jock Howard Stern, sidetracked XM’s stock.

On the positive side, Fund results benefited most from favorable stock selection in information technology, industrials and financials, along with a sizable underweighting in consumer staples, an area in which we felt that many companies would be vulnerable to higher costs for raw materials. In technology, one of the top contributors to Fund performance was Broadcom Corp., which returned more than 60%; we significantly overweighted this holding versus the benchmark. Strong results in Broadcom’s networking and wireless semiconductor businesses were factors that worked in the stock’s favor. Another contributor to Fund performance was semiconductor equipment maker Cymer, Inc., which benefited from healthy demand for chip-manufacturing equipment.

Positive contributors in other sectors included industrials holding The Boeing Co., which was aided by a robust production cycle for commercial aircraft, driven by demand from fast-growing emerging markets. In energy services, Halliburton Co. was a standout performer for the Fund, building on its leadership position in the industry and investors’ anticipation of the sale of the company’s engineering and construction division.

The outlook for large-cap growth stocks appears to be relatively favorable. On the one hand, the rate of U.S. economic growth could slow from its recent pace in reaction to rising interest rates and high energy prices. That said, corporate profits appear strong and the U.S. dollar is weakening, factors which should bolster the profitability of companies that have international exposure. In addition, large-cap growth stocks have experienced a sustained period during which their performance trailed that of other capitalization sizes and investment styles in the market; these stocks have now become attractively valued on a relative basis.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

64	Semiannual Report 2006

Fund Performance	Gartmore U.S. Growth Leaders Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	8.90%	21.87%	8.60%	2.22%
	w/SC3	2.62%	14.90%	7.32%	1.19%
Class B	w/o SC2	8.61%	20.97%	7.84%	1.51%
	w/SC4	3.61%	15.97%	7.55%	1.36%
Class C5	w/o SC2	8.66%	21.08%	7.93%	1.63%
	w/SC6	7.66%	20.08%	7.93%	1.63%
Class R7,8		8.82%	21.73%	8.15%	1.76%
Institutional Class[7,9]		9.07%	22.12%	8.87%	2.51%
Institutional Service Class[7]		8.99%	21.94%	8.79%	2.44%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	65

Shareholder Expense Example	Gartmore U.S. Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

U.S. Growth Leaders Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,089.00	$7.35	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.96	$7.13	1.42%
Class B	Actual		$1,000.00	$1,086.10	$10.81	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.64	$10.49	2.09%
Class C	Actual		$1,000.00	$1,086.60	$10.86	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.59	$10.54	2.10%
Class R	Actual		$1,000.00	$1,088.20	$7.82	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.51	$7.58	1.51%
Institutional Service Class	Actual		$1,000.00	$1,089.90	$6.84	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%
Institutional Class	Actual		$1,000.00	$1,090.70	$5.70	1.10%
	Hypothetical	[1]	$1,000.00	$1,019.55	$5.52	1.10%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

66	Semiannual Report 2006

Portfolio Summary	Gartmore U.S. Growth Leaders Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	96.1%
Cash Equivalents	2.6%
Other Investments*	8.7%
Liabilities in excess of other assets**	-7.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Semiconductors	16.3%
Financial Services	15.6%
Oil & Gas	12.4%
Computer Software & Services	10.2%
Aerospace & Defense	6.8%
Healthcare	6.5%
Hotels & Casinos	6.2%
Retail	5.7%
Electronics	3.6%
Telecommunications	3.4%
Other Assets	13.3%

100.0%

Top Holdings***
Halliburton Co.	6.0%
National Semiconductor Corp.	3.9%
Praxair, Inc.	3.8%
Gilead Sciences, Inc.	3.7%
Marvell Technology Group Ltd.	3.6%
EMC Corp.	3.6%
Vulcan Materials Co.	3.6%
Emerson Electric Co.	3.6%
Boeing Co. (The)	3.5%
AmeriCredit Corp.	3.4%
Other Assets	61.3%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	67

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore U.S. Growth Leaders Fund

Common Stocks (96.1%)

	Shares or Principal Amount	Value

Aerospace & Defense (6.8%)
Boeing Co. (The)	71,580	$5,973,351
Rockwell Collins, Inc.	96,180	5,501,496

		11,474,847

Computer Software & Services (10.2%)
Business Objects S.A. ADR — FR (b)	66,270	2,142,509
EMC Corp. (b)	448,050	6,053,156
F5 Networks, Inc. (b)	57,050	3,340,848
Red Hat, Inc. (b) (c)	196,360	5,771,020

		17,307,533

Construction & Building Materials (3.0%)
Vulcan Materials Co. (c)	60,510	5,140,930

Electronics (3.6%)
Emerson Electric Co.	70,910	6,023,805

Financial Services (15.6%)
AmeriCredit Corp. (b) (c)	191,000	5,783,481
E*TRADE Financial Corp. (b) (c)	203,640	5,066,563
Goldman Sachs Group, Inc.	35,160	5,635,796
SLM Corp.	90,770	4,799,918
T. Rowe Price Group, Inc. (c)	59,870	5,040,455

		26,326,213

Healthcare (6.5%)
Aetna, Inc.	123,470	4,753,595
Gilead Sciences, Inc. (b) (c)	109,250	6,281,875

		11,035,470

Hotels & Casinos (6.2%)
Starwood Hotels & Resorts Worldwide (c)	98,280	5,639,306
Station Casinos, Inc. (c)	63,350	4,883,018

		10,522,324

Metals (3.1%)
Inco Ltd. ADR — CA	92,300	5,212,181

Oil & Gas (12.4%)
Apache Corp.	61,470	4,367,444

	Shares or Principal Amount	Value

Oil & Gas (continued)
Halliburton Co. (c)	130,840	$10,225,145
Praxair, Inc.	114,150	6,407,240

		20,999,829

Retail (5.7%)
Abercrombie & Fitch Co.	65,830	3,997,856
Coach, Inc. (b)	172,960	5,711,139

		9,708,995

Semiconductors (16.3%)
Cymer, Inc. (b) (c)	104,930	5,423,832
Freescale Semiconductor, Inc. (b)	179,350	5,680,015
Marvell Technology Group Ltd. (b) (c)	107,210	6,120,618
National Semiconductor Corp. (c)	218,990	6,565,319
SiRF Technology Holdings, Inc. (b) (c)	109,650	3,744,548

		27,534,332

Telecommunications (3.4%)
Corning, Inc. (b)	208,860	5,770,802

Waste Management (3.3%)
Republic Services, Inc. (c)	128,000	5,633,280

Total Common Stocks		162,690,541

Cash Equivalents (2.6%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $4,433,557)	$4,431,847	4,431,847

Total Cash Equivalents		4,431,847

68	Semiannual Report 2006

Gartmore U.S. Growth Leaders Fund (Continued)

Short-Term Securities Held As Collateral For Securities Lending (8.7%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — Note 2 (Securities Lending)	$14,810,381	$14,810,381

Total Short-Term Securities Held As Collateral For Securities Lending		14,810,381

Total Investments (Cost $174,030,990) (a) — 107.4%		181,932,769

Liabilities in excess of other assets — (7.4)%		(12,560,716)

NET ASSETS — 100.0%		$169,372,053

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of April 30, 2006.

ADR	American Depositary Receipt
CA	Canada
FR	France

See notes to financial statements.

2006 Semiannual Report	69

Gartmore Worldwide Leaders Fund

On March 21, 2006, the Fund (Institutional Service Class) was recognized as the best “Global Large-Cap Core Fund” (among a field of 16 competitors) by Lipper, for the three-year period ended Dec. 31, 2005.

For the semiannual period ended April 30, 2006, the Gartmore Worldwide Leaders Fund (Class A at NAV) returned 21.95% versus 16.29% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds was 16.45%.

Global growth remained robust during the reporting period; rising oil and metals prices boosted emerging markets. Investors were wary as U.S. interest rates rose steadily to combat potential inflation due to high oil prices. Merger-and-acquisition (M&A) activity in late 2005/early 2006 buoyed European markets amid other signs of domestic recovery. Rising land prices in Japan signaled an end to deflation and led the Bank of Japan to abandon quantitative monetary easing.

Fund performance was driven primarily by U.S. stock selection. Our off-Index real estate holding CB Richard Ellis Group, Inc. boosted returns on reports that property investment in euroland rose 40% in 2005. Our overweight in global agriculture firm Archer Daniels Midland Co. (ADM) also helped Fund performance. ADM, a producer of the oil alternative ethanol, saw its stock rise after President Bush advocated biofuels as low-cost alternatives to oil. Our overweight in industrial stock Caterpillar Inc. added value as the company’s fourth-quarter earnings beat forecasts.

Stock selection across Europe also helped Fund performance; our off-Index position in Swiss asset manager Julius Baer Holding Ltd. gave us exposure to M&A activity; the company merged with three small private banks in late 2005. Our net financials exposure was the most positive influence at the sector level. In addition, overweights in real estate stocks such as Mitsui Fudosan Co. Ltd. and Sumitomo Realty & Development Co., Ltd. helped the Fund.

In Japan, however, our country exposure was somewhat negative, largely due to The Daiei, Inc., a retailer we purchased with the belief that restructuring would bring benefits from a recovery in Japanese consumption. When The Daiei’s earnings reports missed its forecast after disappointing sales, we closed the position. In energy, our exposure to ConocoPhillips, one of the world’s largest oil and gas companies, detracted from Fund performance. We bought the relatively cheap stock when the earnings growth and share price were strong, but the market thought the firm’s purchase of Burlington Resources Inc. in December 2005 was overpriced. We continue to hold the position.

We are watching global equity markets amid turbulence sparked by the falling U.S. dollar and concern about interest rates, but our medium-term view is little changed: we are cautiously optimistic due to supportive conditions (strong global economic growth and steady corporate activity). The U.S. economic outlook is mixed: growth and corporate profits remain robust, the housing market is slowing, and oil prices may pressure consumers. Japan and parts of Europe exhibit economic improvement; M&As may significantly support markets throughout 2006.

Portfolio Manager:

Neil Rogan

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore competed among 16 global large-cap core portfolios to win the award.

Award based on Institutional Services class shares of the Funds. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance that was calculated to win this award.

70	Semiannual Report 2006

Fund Performance	Gartmore Worldwide Leaders Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	21.95%	40.47%	7.87%	2.21%
	w/SC3	14.98%	32.39%	6.61%	1.15%
Class B	w/o SC2	21.48%	39.41%	7.10%	1.50%
	w/SC4	16.48%	34.41%	6.80%	1.34%
Class C5	w/o SC2	21.49%	39.51%	7.16%	1.59%
	w/SC6	20.49%	38.51%	7.16%	1.59%
Class R7,8		21.84%	40.18%	7.40%	1.74%
Institutional Class[7,9]		22.09%	40.71%	8.14%	2.48%
Institutional Service Class[7]		21.93%	40.39%	8.05%	2.41%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	71

Shareholder Expense Example	Gartmore Worldwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Worldwide Leaders Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,219.50	$9.52	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.42	$8.69	1.73%
Class B	Actual		$1,000.00	$1,214.80	$13.45	2.45%
	Hypothetical	[1]	$1,000.00	$1,012.85	$12.30	2.45%
Class C	Actual		$1,000.00	$1,214.90	$13.51	2.46%
	Hypothetical	[1]	$1,000.00	$1,012.80	$12.35	2.46%
Class R	Actual		$1,000.00	$1,218.40	$10.56	1.92%
	Hypothetical	[1]	$1,000.00	$1,015.48	$9.64	1.92%
Institutional Service Class	Actual		$1,000.00	$1,219.30	$9.02	1.64%
	Hypothetical	[1]	$1,000.00	$1,016.87	$8.23	1.64%
Institutional Class	Actual		$1,000.00	$1,220.90	$7.98	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.81	$7.28	1.45%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

72	Semiannual Report 2006

Portfolio Summary	Gartmore Worldwide Leaders Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	101.0%
Cash Equivalents	2.6%
Other Investments*	9.9%
Liabilities in excess of other assets**	-13.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Countries
United States	34.4%
United Kingdom	21.9%
Japan	20.0%
France	8.6%
Switzerland	3.9%
Germany	3.8%
Italy	3.5%
Australia	2.7%
South Korea	2.1%
Other Assets	-0.9%

100.0%

Top Industries
Financial Services	19.4%
Real Estate	9.7%
Banking	6.6%
Oil & Gas	6.6%
Computer Software & Services	5.8%
Pharmaceuticals	4.3%
Automotive	4.1%
Gas & Electric Utility	4.0%
Machinery & Equipment	3.9%
Agriculture	3.8%
Other Assets	11.8%

100.0%

Top Holdings***
JPMorgan Chase & Co.	4.6%
AstraZeneca PLC	4.3%
CB Richard Ellis Group, Inc	4.3%
Occidental Petroleum Corp.	4.3%
Renault SA	4.1%
International Power PLC	4.0%
Julius Baer Holding Ltd.	3.9%
Caterpillar, Inc.	3.9%
Archer-Daniels-Midland Co.	3.8%
Sumitomo Metal Industries Ltd.	3.7%
Other Assets	59.1%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	73

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Worldwide Leaders Fund

Common Stocks (101.0%)

	Shares or Principal Amount	Value

AUSTRALIA (2.7%)
Computer Software & Services (2.7%)
Computershare Ltd. (d) (c)	200,080	$1,198,475

FRANCE (8.6%)
Automotive (4.1%)
Renault SA (c)	15,800	1,832,318

Chemicals (2.0%)
Rhodia SA (b) (c)	378,100	909,391

Food Products & Services (2.5%)
Groupe Danone (d) (c)	8,900	1,109,777

		3,851,486

GERMANY (3.8%)
Banking (3.2%)
Commerzbank AG (c)	33,900	1,401,048

Chemicals (0.6%)
Wacker Chemie AG (b)	2,097	276,868

		1,677,916

ITALY (3.5%)
Banking (3.5%)
UniCredito Italiano SPA (c)	204,800	1,542,346

JAPAN (20.0%)
Financial Services (7.9%)
Matsui Securities Co. Ltd. (d) (c)	75,500	1,005,717
Mitsubishi UFJ Financial Group, Inc. (c)	36	562,904
Mizuho Financial Group, Inc. (c)	130	1,106,653
Nomura Holdings, Inc. (c)	37,400	844,887

		3,520,161

Import/Export (3.0%)
Mitsubishi Corp. (c)	55,000	1,328,396

Real Estate (5.4%)
Mitsui Fudosan Co. Ltd. (d) (c)	59,000	1,321,470
Sumitomo Realty & Development Co. Ltd. (d) (c)	41,000	1,085,048

		2,406,518

Steel – Producers (3.7%)
Sumitomo Metal Industries Ltd. (c)	393,000	1,654,468

		8,909,543

	Shares or Principal Amount	Value

SOUTH KOREA (2.1%)
Electronics (2.1%)
Hynix Semiconductor, Inc. (b) (c)	27,000	$941,983

SWITZERLAND (3.9%)
Financial Services (3.9%)
Julius Baer Holding Ltd. (d) (c)	18,050	1,729,370

UNITED KINGDOM (21.9%)
Aerospace & Defense (1.9%)
Rolls-Royce Group PLC (c)	96,300	834,226
Rolls-Royce Group PLC, B Shares	7,747,200	14,549

		848,775

Financial Services (3.0%)
Lloyds TSB Group PLC (c)	137,300	1,327,732

Gas & Electric Utility (4.0%)
International Power PLC (c)	326,100	1,772,871

Insurance (3.0%)
Legal & General Group PLC (c)	541,200	1,365,762

Pharmaceuticals (4.3%)
AstraZeneca PLC (c)	34,700	1,907,739

Retail (3.0%)
DSG International (c)	395,000	1,320,897

Telecommunications (2.7%)
Vodafone Group PLC (c)	511,300	1,209,141

		9,752,917

UNITED STATES (34.5%)
Agriculture (3.8%)
Archer-Daniels-Midland Co.	46,500	1,689,810

Computer Software & Services (3.1%)
Apple Computer, Inc. (b)	19,300	1,358,527

Financial Services (4.6%)
JP Morgan Chase & Co.	44,800	2,033,024

Machinery & Equipment (3.8%)
Caterpillar, Inc.	22,650	1,715,511

Medical Systems (2.8%)
Davita, Inc. (b)	21,900	1,232,094

74	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED STATES (continued)
Oil & Gas (6.6%)
ConocoPhillips	15,300	$1,023,570
Occidental Petroleum Corp.	18,400	1,890,415

		2,913,985

Real Estate (4.3%)
CB Richard Ellis Group, Inc (b)	21,700	1,907,213

Retail (2.7%)
Coach, Inc. (b)	37,200	1,228,344

Transportation (2.8%)
Fedex Corp.	10,900	1,254,917

		15,333,425

Total Common Stocks		44,937,461

Cash Equivalents (2.6%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $1,140,635	$1,140,195	1,140,195

Total Cash Equivalents		1,140,195

Short-Term Securities Held as Collateral for Securities Lending (9.9%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — Note 2 (Securities Lending)	$4,387,152	$4,387,152

Total Short-Term Securities Held as Collateral for Securities Lending		4,387,152

Total Investments (Cost $44,739,954) (a) — 113.5%		50,464,808

Liabilities in excess of other assets — (13.5)%		(6,009,628)

NET ASSETS — 100.0%		$44,455,180

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair-valued security
(d)	All or part of the security was on loan as of April 30, 2006.

At April 30, 2006, the Fund’s open forward currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro	05/04/06	445,515	447,211	1,696
Total Long Contracts		445,515	447,211	1,696

See notes to financial statements.

2006 Semiannual Report	75

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund	Gartmore Small Cap Leaders Fund	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
Assets:
Investments, at value (cost $47,872,968; $9,773,951; $20,811,009; $169,599,143; and $43,599,759 respectively)	$52,603,155	$9,827,863	$22,848,807	$177,500,922	$49,324,613
Repurchase agreements, at cost and value	–	836,339	–	4,431,847	1,140,195

Total Investments	52,603,155	10,664,202	22,848,807	181,932,769	50,464,808

Cash	188	–	1,870,448	–	–
Foreign currency, at value (cost $0; $0; $0; $0 and $810; respectively)	–	–	–	–	826
Interest and dividends receivable	9,737	15,092	8,772	26,076	218,672
Receivable for capital shares issued	29,784	51,955	208,954	836,067	199,081
Receivable for investments sold	2,020,247	539,203	547,872	7,390,883	151,411
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	1,696
Receivable from adviser	1,210	–	267	–	–
Reclaims receivable	–	–	–	–	14,483
Prepaid expenses and other assets	22,435	24,516	6,304	47,352	19,967

Total Assets	54,686,756	11,294,968	25,491,424	190,233,147	51,070,944

Liabilities:
Payable to custodian	–	237	–	–	–
Payable to adviser	–	2,344	–	–	20,123
Payable for investments purchased	1,115,669	850,877	872,125	5,333,841	2,063,887
Payable for capital shares redeemed	44,144	1,520	83,797	446,468	46,696
Payable for return of collateral received for securities on loan	11,236,263	–	–	14,810,381	4,387,152
Accrued expenses and other payables
Investment advisory fees	27,543	1,925	18,370	143,192	21,941
Fund administration and transfer agent fees	7,884	1,080	2,742	17,198	13,634
Distribution fees	5,012	4,269	9,877	63,652	10,570
Administrative services fees	369	852	2,212	35,486	13,907
Other	34,231	3,033	3,577	10,876	37,854

Total Liabilities	12,471,115	866,137	992,700	20,861,094	6,615,764

Net Assets	$42,215,641	$10,428,831	$24,498,724	$169,372,053	$44,455,180

Represented by:
Capital	$67,382,511	$9,167,127	$19,528,646	$156,254,519	$71,610,286
Accumulated net investment income (loss)	(64,964)	(313)	103,563	(423,224)	45,938
Accumulated net realized gains (losses) from investment and foreign currency transactions	(29,832,093)	1,208,105	2,828,717	5,638,979	(32,945,880)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	4,730,187	53,912	2,037,798	7,901,779	5,744,836

Net Assets	$42,215,641	$10,428,831	$24,498,724	$169,372,053	$44,455,180

See notes to financial statements.

76	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund		Gartmore Small Cap Leaders Fund		Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
Net Assets:
Class A Shares	$7,507,049	$6,322,014		$8,829,245		$116,240,209	$41,494,965
Class B Shares	3,474,599	865,987		1,273,366		6,400,257	714,451
Class C Shares	810,581	2,823,174		9,045,185		41,678,329	2,222,888
Class D Shares	12,120,327	–		–		–	–
Class R Shares	1,365	1,477		1,311		958,976	1,684
Institutional Services Class Shares	–	414,823		51,320		767,449	19,602
Institutional Class Shares	18,301,720	1,356		5,298,297		3,326,833	1,590

Total	$42,215,641	$10,428,831		$24,498,724		$169,372,053	$44,455,180

Shares outstanding (unlimited number of shares authorized):
Class A Shares	486,060	462,408		682,945		11,363,452	3,678,215
Class B Shares	243,610	64,906		99,450		652,989	65,788
Class C Shares	56,789	211,805		705,655		4,225,274	203,800
Class D Shares	766,604	–		–		–	–
Class R Shares	87	110		102		96,346	153
Institutional Service Class Shares	–	29,979		3,957		73,999	1,719
Institutional Class Shares	1,158,390	99		408,051		319,538	139

Total	2,711,540	769,307		1,900,160		16,731,598	3,949,814

Net asset value and redemption price per share:
Class A Shares	$15.44	$13.67		$12.93		$10.23	$11.28
Class B Shares (a)	$14.26	$13.34		$12.80		$9.80	$10.86
Class C Shares (b)	$14.27	$13.33		$12.82		$9.86	$10.91
Class D Shares	$15.81	$–		$–		$–	$–
Class R Shares	$15.66 (c)	$13.45	(c)	$12.88	(c)	$9.95	$10.99	(c)
Institutional Service Class Shares	$–	$13.84		$12.97		$10.37	$11.40
Institutional Class Shares	$15.80	$13.72	(c)	$12.98		$10.41	$11.44

Maximum offering price per share (100%/(100%–maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.38	$14.50		$13.72		$10.85	$11.97
Class D Shares	$16.55	$–		$–		$–	$–

Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%		5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	–		–		–	–

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Asset divided by shares outstanding does not equal the NAV.

See notes to financial statements.

2006 Semiannual Report	77

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund	Gartmore Small Cap Leaders Fund	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
INVESTMENT INCOME:
Interest income	$49,102	$21,963	$–	$133,635	$23,272
Dividend income (net of foreign withholding tax of $0; $0; $0; $0; and $8,491; respectively)	158,608	242,296	281,092	467,273	382,103
Income from securities lending	871	–	–	3,204	14,546
Income from Investment Adviser (see note 3)	–	–	–	215,344	–

Total Income	208,581	264,259	281,092	819,456	419,921

Expenses:
Investment advisory fees	162,701	63,175	91,239	706,696	210,180
Fund administration and transfer agent fees	25,975	9,624	13,278	96,027	37,355
Distribution fees Class A	9,001	7,396	8,442	133,909	45,723
Distribution fees Class B	17,362	4,025	5,168	25,707	2,487
Distribution fees Class C	3,375	12,737	33,924	169,113	6,555
Distribution fees Class R	2	3	2	1,777	4
Administrative services fees Class A	2,145	1,520	338	41,983	7,148
Administrative services fees Institutional Service Class	–	6,570	1	8,823	5,174
Registration and filing fees	26,414	23,659	27,100	27,224	23,353
Printing fees	30,586	2,190	1,808	16,094	26,812
Trustee fees	661	266	291	2,403	684
Other	15,338	1,943	2,028	13,447	8,158

Total expenses before reimbursed expenses	293,560	133,108	183,619	1,243,203	373,633
Earnings credit (Note 5)	(355)	(45)	(152)	(523)	(251)
Expenses reimbursed	(17,270)	(8,214)	(5,938)	–	–

Total Expenses	275,935	124,849	177,529	1,242,680	373,382

Net Investment Income (Loss)	(67,354)	139,410	103,563	(423,224)	46,539

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	3,079,148	1,317,930	2,888,990	6,598,717	5,061,212
Net realized gains (losses) on foreign currency transactions	–	–	–	–	4,699

Net realized gains (losses) on investment and foreign currency transactions	3,079,148	1,317,930	2,888,990	6,598,717	5,065,911
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,687,205	130,231	2,080,373	5,104,291	3,331,656

Net realized/unrealized gains (losses) on investments and foreign currencies	4,766,353	1,448,161	4,969,363	11,703,008	8,397,567

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,698,999	$1,587,571	$5,072,926	$11,279,784	$8,444,106

See notes to financial statements.

78	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Leaders Fund		Gartmore Nationwide Leaders Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(67,354)	$(199,286)	$139,410	$90,008
Net realized gains (losses) on investment transactions	3,079,148	2,941,837	1,317,930	1,615,318
Net change in unrealized appreciation/depreciation on investments	1,687,205	2,204,404	130,231	(388,932)

Change in net assets resulting from operations	4,698,999	4,946,955	1,587,571	1,316,394

Distributions to Class A Shareholders from:
Net investment income	–	–	(86,832)	(24,752)
Net realized gains on investments	–	–	(593,298)	(106,882)

Distributions to Class B Shareholders from:
Net investment income	–	–	(9,305)	(1,131)
Net realized gains on investments	–	–	(83,541)	(25,551)

Distributions to Class C Shareholders from:
Net investment income	–	–	(31,669)	(3,506)
Net realized gains on investments	–	–	(261,388)	(25,053)

Distributions to Class R Shareholders from:
Net investment income	–	–	(20)	(7)
Net realized gain on investment	–	–	(144)	(70)

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	–	(34,160)	(37,310)
Net realized gains on investments	–	–	(761,293)	(164,117)

Distributions to Institutional Class Shareholders from:
Net investment income	–	–	(20)	(10)
Net realized gains on investment	–	–	(130)	(62)

Change in net assets from shareholder distributions	–	–	(1,861,800)	(388,451)

Change in net assets from capital transactions	(421,529)	12,963,046	(4,097,658)	9,234,198

Change in net assets	4,277,470	17,910,001	(4,371,887)	10,162,141

Net Assets:
Beginning of period	37,938,171	20,028,170	14,800,718	4,638,577

End of period	$42,215,641	$37,938,171	$10,428,831	$14,800,718

Accumulated net investment income (loss)	$(64,964)	$2,390	$(313)	$22,283

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Semiannual Report	79

Statements of Changes in Net Assets

	Gartmore Small Cap Leaders Fund
	Six Months Ended April 30, 2006	Period Ended October 31, 2005 (a)
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$103,563	$(35,833)
Net realized gains (losses) on investment transactions	2,888,990	263,061
Net change in unrealized appreciation/depreciation on investments	2,080,373	(42,575)

Change in net assets resulting from operations	5,072,926	184,653

Distributions to Class A Shareholders from:
Net investment income	–	–
Net realized gains on investments	(104,156)	–

Distributions to Class B Shareholders from:
Net investment income	–	–
Net realized gains on investments	(17,000)	–

Distributions to Class C Shareholders from:
Net investment income	–	–
Net realized gains on investments	(108,828)	–

Distributions to Class R Shareholders from:
Net investment income	–	–
Net realized gain on investment	(19)	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	–
Net realized gains on investments	(19)	–

Distributions to Institutional Class Shareholders from:
Net investment income	–	–
Net realized gains on investment	(76,326)	–

Change in net assets from shareholder distributions	(306,348)	–

Change in net assets from capital transactions	3,690,371	15,857,122

Change in net assets	8,456,949	16,041,775

Net Assets:
Beginning of period	16,041,775	–

End of period	$24,498,724	$16,041,775

Accumulated net investment income (loss)	$103,563	$–

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

80	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Fund		Gartmore Worldwide Leaders Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(423,224)	$(645,728)	$46,539	$(95,956)
Net realized gains (losses) on investment and foreign currency transactions	6,598,717	9,000,143	5,065,911	6,766,483
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,104,291	36,165	3,331,656	422,042

Change in net assets resulting from operations	11,279,784	8,390,580	8,444,106	7,092,569

Distributions to Class A Shareholders from:
Net investment income	–	–	–	(112,974)
Net realized gains on investments	(5,982,359)	–	–	–

Distributions to Class B Shareholders from:
Net investment income	–	–	–	(259)
Net realized gains on investments	(282,244)	–	–	–

Distributions to Class C Shareholders from:
Net investment income	–	–	–	(106)
Net realized gains on investments	(549,932)	–	–	–

Distributions to Class R Shareholders from:
Net investment income	–	–	–	(4)
Net realized gains on investments	(49,790)	–	–	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	–	–	(6,902)
Net realized gains on investments	(1,801,693)	–	–	–

Distributions to Institutional Class Shareholders from:
Net investment income	–	—	–	(5)
From net realized gains on investments	(126,437)	–	–	–

Change in net assets from shareholder distributions	(8,792,455)	–	–	(120,250)

Change in net assets from capital transactions	51,915,016	71,491,013	(1,297,730)	(1,892,593)

Change in net assets	54,402,345	79,881,593	7,146,376	5,079,726

Net Assets:
Beginning of period	114,969,708	35,088,115	37,308,804	32,229,078

End of period	$169,372,053	$114,969,708	$44,455,180	$37,308,804

Accumulated net investment income (loss)	$(423,224)	$–	$45,938	$(601)

See notes to financial statements.

2006 Semiannual Report	81

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Leaders Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$28.69	(0.16)	–		(15.19)	(15.35)	(2.41)	(2.41)	$10.93	(57.29%	)	$6,601	1.63%		(1.00%	)	2.75%		(2.12%	)	698.74%
Year Ended October 31, 2002	$10.93	(0.14)	–		(2.29)	(2.43)	–	–	$8.50	(22.23%	)	$4,880	1.59%		(1.27%	)	2.20%		(1.88%	)	432.60%
Year Ended October 31, 2003	$8.50	(0.12)	–		2.92	2.80	–	–	$11.30	32.94%		$6,441	1.55%		(1.27%	)	1.99%		(1.71%	)	365.45%
Year Ended October 31, 2004	$11.30	(0.12)	–		0.34	0.22	–	–	$11.52	1.95%		$5,769	1.50%		(0.97%	)	1.98%		(1.44%	)	405.85%
Year Ended October 31, 2005	$11.52	(0.09)	–		2.32	2.23	–	–	$13.75	19.36%		$6,624	1.52%		(0.74%	)	1.82%		(1.03%	)	149.29%
Six Months Ended April 30, 2006 (Unaudited)	$13.75	(0.03)	–	(j)	1.72	1.69	–	–	$15.44	12.36%	(e)	$7,507	1.50%	(f)	(0.49%	)(f)	1.59%	(f)	(0.57%	)(f)	102.64%

Class B Shares
Year Ended October 31, 2001	$28.24	(0.22)	–		(15.21)	(15.43)	(2.41)	(2.41)	$10.40	(58.60%	)	$3,985	2.23%		(1.60%	)	3.67%		(3.04%	)	698.74%
Year Ended October 31, 2002	$10.40	(0.19)	–		(2.18)	(2.37)	–	–	$8.03	(22.79%	)	$3,005	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$8.03	(0.18)	–		2.76	2.58	–	–	$10.61	32.13%		$3,663	2.24%		(1.96%	)	2.68%		(2.40%	)	365.45%
Year Ended October 31, 2004	$10.61	(0.18)	–		0.31	0.13	–	–	$10.74	1.23%		$3,324	2.20%		(1.66%	)	2.67%		(2.13%	)	405.85%
Year Ended October 31, 2005	$10.74	(0.19)	–		2.19	2.00	–	–	$12.74	18.62%		$3,387	2.22%		(1.43%	)	2.52%		(1.72%	)	149.29%
Six Months Ended April 30, 2006 (Unaudited)	$12.74	(0.08)	–	(j)	1.60	1.52	–	–	$14.26	11.93%	(e)	$3,475	2.19%	(f)	(1.17%	)(f)	2.28%	(f)	(1.25%	)(f)	102.64%

Class C Shares
Period Ended October 31, 2001 (d)	$13.46	(0.07)	–		(2.98)	(3.05)	–	–	$10.41	(22.66%	)(e)	$52	2.23%	(f)	(1.76%	)(f)	4.38%	(f)	(3.91%	)(f)	698.74%
Year Ended October 31, 2002	$10.41	(0.19)	–		(2.18)	(2.37)	–	–	$8.04	(22.77%	)	$45	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$8.04	(0.16)	–		2.74	2.58	–	–	$10.62	32.09%		$69	2.24%		(1.96%	)	2.69%		(2.41%	)	365.45%
Year Ended October 31, 2004	$10.62	(0.16)	–		0.29	0.13	–	–	$10.75	1.22%		$77	2.20%		(1.65%	)	2.69%		(2.14%	)	405.85%
Year Ended October 31, 2005 (i)	$10.75	(0.18)	–		2.18	2.00	–	–	$12.75	18.60%		$429	2.23%		(1.45%	)	2.46%		(1.69%	)	149.29%
Six Months Ended April 30, 2006 (Unaudited)	$12.75	(0.07)	–	(j)	1.59	1.52	–	–	$14.27	12.00%	(e)	$811	2.19%	(f)	(1.22%	)(f)	2.28%	(f)	(1.30%	)(f)	102.64%

Class D Shares
Year Ended October 31, 2001	$28.75	(0.11)	–		(15.20)	(15.31)	(2.41)	(2.41)	$11.03	(57.00%	)	$15,079	1.30%		(0.69%	)	2.51%		(1.90%	)	698.74%
Year Ended October 31, 2002	$11.03	(0.11)	–		(2.32)	(2.43)	–	–	$8.60	(22.03%	)	$10,192	1.27%		(0.97%	)	1.90%		(1.60%	)	432.60%
Year Ended October 31, 2003	$8.60	(0.10)	–		2.97	2.87	–	–	$11.47	33.37%		$11,747	1.24%		(0.96%	)	1.69%		(1.40%	)	365.45%
Year Ended October 31, 2004	$11.47	(0.08)	–		0.34	0.26	–	–	$11.73	2.27%		$10,857	1.20%		(0.66%	)	1.67%		(1.13%	)	405.85%
Year Ended October 31, 2005	$11.73	(0.06)	–		2.38	2.32	–	–	$14.05	19.78%		$11,232	1.22%		(0.43%	)	1.52%		(0.72%	)	149.29%
Six Months Ended April 30, 2006 (Unaudited)	$14.05	(0.01)	–	(j)	1.77	1.76	–	–	$15.81	12.53%	(e)	$12,120	1.19%	(f)	(0.17%	)(f)	1.28%	(f)	(0.26%	)(f)	102.64%

Class R Shares
Period Ended October 31, 2004 (g)	$11.47	(0.11)	–		0.32	0.21	–	–	$11.68	1.83%	(e)	$1	1.72%	(f)	(1.16%	)(f)	2.09%	(f)	(1.53%	)(f)	405.85%
Year Ended October 31, 2005	$11.68	(0.11)	–		2.36	2.25	–	–	$13.93	19.26%		$1	1.60%		(0.83%	)	1.90%		(1.13%	)	149.29%
Six Months Ended April 30, 2006 (Unaudited)	$13.93	(0.03)	–	(j)	1.76	1.73	–	–	$15.66	12.42%	(e)	$1	1.42%	(f)	(0.40%	)(f)	1.45%	(f)	(0.42%	)(f)	102.64%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$11.23	(0.01)	–		0.51	0.50	–	–	$11.73	4.45%	(e)	$1	1.08%	(f)	(0.69%	)(f)	2.50%	(f)	(2.11%	)(f)	405.85%
Year Ended October 31, 2005	$11.73	(0.05)	–		2.36	2.31	–	–	$14.04	19.69%		$16,263	1.23%		(0.51%	)	1.43%		(0.71%	)	149.29%
Six Months Ended April 30, 2006 (Unaudited)	$14.04	(0.01)	–	(j)	1.77	1.76	–	–	$15.80	12.54%	(e)	$18,302	1.19%	(f)	(0.17%	)(f)	1.28%	(f)	(0.26%	)(f)	102.64%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) Not annualized.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004. (h)For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(i) Net investment income (loss) is based on average shares outstanding during the period. (j) Amount is less than $0.005

(f) Annualized.

See notes to financial statements.

82	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Leaders Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.02	(0.55)	(0.53)	(0.01)	–	(0.01)	$9.46	(5.34%	)(f)	$891	1.45%	(g)	0.23%	(g)	4.93%	(g)	(3.25%	)(g)	60.54%
Year Ended October 31, 2003	$9.46	–	1.98	1.98	(0.04)	–	(0.04)	$11.40	20.97%		$1,351	1.45%		(0.04%	)	3.23%		(1.82%	)	196.86%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	–	–	–	$12.54	10.00%		$1,445	1.47%		(0.31%	)	2.61%		(1.46%	)	230.95%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	(0.84)	$13.92	18.12%		$5,309	1.51%		0.94%		1.80%		0.65%		522.67%
Six Months Ended April 30, 2006 (Unaudited)	$13.92	0.12	1.32	1.44	(0.20)	(1.49)	(1.69)	$13.67	11.05%	(f)	$6,322	1.55%	(g)	1.77%	(g)	1.68%	(g)	1.64%	(g)	249.31%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)	–	–	–	$9.40	(6.00%	)(f)	$317	2.20%	(g)	(0.58%	)(g)	5.78%	(g)	(4.16%	)(g)	60.54%
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)	–	(0.01)	$11.27	20.08%		$350	2.20%		(0.74%	)	4.11%		(2.65%	)	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	–	–	–	$12.32	9.32%		$410	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	(0.78)	$13.62	17.25%		$769	2.20%		0.32%		2.55%		(0.04%	)	522.67%
Six Months Ended April 30, 2006 (Unaudited)	$13.62	0.07	1.29	1.36	(0.15)	(1.49)	(1.64)	$13.34	10.70%	(f)	$866	2.25%	(g)	1.07%	(g)	2.38%	(g)	0.95%	(g)	249.31%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)	–	–	–	$9.40	(6.00%	)(f)	$243	2.21%	(g)	(0.60%	)(g)	5.80%	(g)	(4.19%	)(g)	60.54%
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)	–	(0.01)	$11.27	20.08%		$358	2.20%		(0.82%	)	3.95%		(2.57%	)	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	–	–	–	$12.31	9.32%		$404	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	(0.79)	$13.62	17.30%		$2,046	2.20%		0.40%		2.43%		0.18%		522.67%
Six Months Ended April 30, 2006 (Unaudited)	$13.62	0.07	1.29	1.36	(0.16)	(1.49)	(1.65)	$13.33	10.66%	(f)	$2,823	2.25%	(g)	1.05%	(g)	2.38%	(g)	0.93%	(g)	249.31%

Class R Shares
Period Ended October 31, 2003 (e)	$10.98	(0.01)	0.31	0.30	–	–	–	$11.28	2.73%	(f)	$1	1.80%	(g)	(1.11%	)(g)	1.90%	(g)	(1.21%	)(g)	196.86%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	–	–	–	$12.37	9.66%		$1	1.81%		(0.69%	)	2.91%		(1.79%	)	230.95%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	(0.84)	$13.73	18.19%		$1	1.45%		1.04%		1.79%		0.70%		522.67%
Six Months Ended April 30, 2006 (Unaudited)	$13.73	0.10	1.30	1.40	(0.19)	(1.49)	(1.68)	$13.45	10.99%	(f)	$1	1.75%	(g)	1.58%	(g)	1.96%	(g)	1.37%	(g)	249.31%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.03	(0.55)	(0.52)	(0.01)	–	(0.01)	$9.47	(5.23%	)(f)	$778	1.32%	(g)	0.39%	(g)	4.74%	(g)	(3.03%	)(g)	60.54%
Year Ended October 31, 2003	$9.47	–	1.99	1.99	(0.04)	–	(0.04)	$11.42	21.10%		$1,395	1.38%		0.01%		3.06%		(1.67%	)	196.86%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	–	–	–	$12.57	10.07%		$2,377	1.41%		(0.27%	)	2.56%		(1.42%	)	230.95%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	(0.85)	$13.96	18.23%		$6,674	1.43%		0.98%		1.75%		0.66%		522.67%
Six Months Ended April 30, 2006 (Unaudited) (i)	$13.96	0.17	1.28	1.45	(0.08)	(1.49)	(1.57)	$13.84	11.12%	(f)	$415	1.45%	(g)	2.44%	(g)	1.53%	(g)	2.36%	(g)	249.31%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	(0.01)	0.37	0.36	–	–	–	$12.58	2.95%	(f)	$1	1.12%	(g)	(0.17%	)(g)	2.44%	(g)	(1.50%	)(g)	230.95%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	(0.88)	$13.96	18.37%		$1	1.20%		1.23%		1.77%		0.72%		522.67%
Six Months Ended April 30, 2006 (Unaudited)	$13.96	0.14	1.33	1.47	(0.22)	(1.49)	(1.71)	$13.72	11.25%	(f)	$1	1.24%	(g)	2.09%	(g)	1.36%	(g)	1.97%	(g)	249.31%

(a) Excludes sales charge.	(f) Not annualized.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(g) Annualized. (h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (i) Net investment income (loss) is based on average shares outstanding during the period.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

2006 Semiannual Report	83

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Leaders Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2005 (d)	$10.00	(0.01)	–		0.09	0.08	–	–	$10.08	0.80%	(e)	$5,449	1.80%	(f)	(0.20%	)(f)	2.36%	(f)	(0.76%	)(f)	372.55%
Six Months Ended April 30, 2006 (Unaudited)	$10.08	0.06	–	(g)	2.98	3.04	(0.19)	(0.19)	$12.93	30.59%	(e)	$8,829	1.61%	(f)	1.30%	(f)	1.67%	(f)	1.24%	(f)	217.14%

Class B Shares
Period Ended October 31, 2005 (d)	$10.00	(0.02)	–		0.05	0.03	–	–	$10.03	0.30%	(e)	$888	2.49%	(f)	(0.88%	)(f)	3.00%	(f)	(1.39%	)(f)	372.55%
Six Months Ended April 30, 2006 (Unaudited)	$10.03	0.04	–	(g)	2.92	2.96	(0.19)	(0.19)	$12.80	30.04%	(e)	$1,273	2.35%	(f)	0.64%	(f)	2.41%	(f)	0.58%	(f)	217.14%

Class C Shares
Period Ended October 31, 2005 (d)	$10.00	(0.04)	–		0.08	0.04	–	–	$10.04	0.40%	(e)	$5,657	2.49%	(f)	(0.90%	)(f)	3.04%	(f)	(1.45%	)(f)	372.55%
Six Months Ended April 30, 2006 (Unaudited)	$10.04	0.04	–	(g)	2.93	2.97	(0.19)	(0.19)	$12.82	30.01%	(e)	$9,045	2.35%	(f)	0.54%	(f)	2.41%	(f)	0.48%	(f)	217.14%

Class R Shares
Period Ended October 31, 2005 (d)	$10.00	(0.06)	–		0.11	0.05	–	–	$10.05	0.50%	(e)	$1	2.26%	(f)	(0.74%	)(f)	3.03%	(f)	(1.51%	)(f)	372.55%
Six Months Ended April 30, 2006 (Unaudited)	$10.05	0.07	–	(g)	2.76	2.83	–	–	$12.88	30.49%	(e)	$1	1.67%	(f)	1.31%	(f)	1.67%	(f)	1.31%	(f)	217.14%

Institutional Service Class Shares
Period Ended October 31, 2005 (d)	$10.00	–	–		0.10	0.10	–	–	$10.10	1.00%	(e)	$1	1.57%	(f)	(0.04%	)(f)	2.21%	(f)	(0.69%	)(f)	372.55%
Six Months Ended April 30, 2006 (Unaudited)	$10.10	–	–	(g)	3.06	3.06	(0.19)	(0.19)	$12.97	30.73%	(e)	$51	1.46%	(f)	1.52%	(f)	1.51%	(f)	1.48%	(f)	217.14%

Institutional Class Shares
Period Ended October 31, 2005 (d)	$10.00	(0.01)	–		0.12	0.11	–	–	$10.11	1.10%	(e)	$4,045	1.49%	(f)	0.05%	(f)	2.29%	(f)	(0.89%	)(f)	372.55%
Six Months Ended April 30, 2006 (Unaudited)	$10.11	0.08	–	(g)	2.98	3.06	(0.19)	(0.19)	$12.98	30.80%	(e)	$5,298	1.35%	(f)	1.63%	(f)	1.41%	(f)	1.57%	(f)	217.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

84	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$11.64	(0.08)	–		(5.13)	(5.21)	(0.41)	(0.41)	$6.02	(45.81%	)	$1,195	1.60%		(1.04%	)	7.91%		(7.35%	)	944.67%
Year Ended October 31, 2002	$6.02	(0.07)	–		(0.46)	(0.53)	–	–	$5.49	(8.80%	)	$1,356	1.57%		(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	$5.49	(0.03)	–		2.76	2.73	–	–	$8.22	49.73%		$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	$8.22	(0.07)	–		0.34	0.27	–	–	$8.49	3.28%		$21,273	1.64%		(1.06%	)	1.80%		(1.23%	)	510.91%
Year Ended October 31, 2005	$8.49	(0.05)	–		1.52	1.47	–	–	$9.96	17.31%		$76,762	1.56%		(0.89%	)	(j	)	(j	)	442.04%
Six Months Ended April 30, 2006 (Unaudited)	$9.96	(0.02)	–	(k)	0.89	0.87	(0.60)	(0.60)	$10.23	8.90%	(g)	$116,240	1.42%	(h)	(0.39%	)(h)	(j	)	(j	)	154.54%

Class B Shares
Year Ended October 31, 2001	$11.62	(0.11)	–		(5.14)	(5.25)	(0.41)	(0.41)	$5.96	(46.25%	)	$772	2.20%		(1.66%	)	8.84%		(8.30%	)	944.67%
Year Ended October 31, 2002	$5.96	(0.12)	–		(0.44)	(0.56)	–	–	$5.40	(9.40%	)	$719	2.26%		(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003 (e)	$5.40	(0.11)	–		2.74	2.63	–	–	$8.03	48.70%		$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	$8.03	(0.13)	–		0.34	0.21	–	–	$8.24	2.62%		$2,572	2.30%		(1.71%	)	2.45%		(1.86%	)	510.91%
Year Ended October 31, 2005	$8.24	(0.12)	–		1.47	1.35	–	–	$9.59	16.38%		$4,253	2.24%		(1.53%	)	(j	)	(j	)	442.04%
Six Months Ended April 30, 2006 (Unaudited)	$9.59	(0.04)	–	(k)	0.85	0.81	(0.60)	(0.60)	$9.80	8.61%	(g)	$6,400	2.09%	(h)	(1.07%	)(h)	(j	)	(j	)	154.54%

Class C Shares
Period Ended October 31, 2001 (d)	$6.45	(0.04)	–		(0.41)	(0.45)	–	–	$6.00	(6.98%	)(g)	$9	2.20%	(h)	(1.77%	)(h)	9.87%	(h)	(9.44%	)(h)	944.67%
Year Ended October 31, 2002 (e)	$6.00	(0.12)	–		(0.44)	(0.56)	–	–	$5.44	(9.33%	)	$16	2.27%		(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003 (e)	$5.44	(0.13)	–		2.77	2.64	–	–	$8.08	48.53%		$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	$8.08	(0.11)	–		0.32	0.21	–	–	$8.29	2.60%		$4,000	2.30%		(1.74%	)	2.47%		(1.91%	)	510.91%
Year Ended October 31, 2005	$8.29	(0.15)	–		1.51	1.36	–	–	$9.65	16.41%		$22,774	2.22%		(1.56%	)	(j	)	(j	)	442.04%
Six Months Ended April 30, 2006 (Unaudited)	$9.65	(0.04)	–	(k)	0.85	0.81	(0.60)	(0.60)	$9.86	8.66%	(g)	$41,678	2.10%	(h)	(1.07%	)(h)	(j	)	(j	)	154.54%

Class R Shares
Period Ended October 31, 2003 (f)	$7.49	(0.01)	–		0.56	0.55	–	–	$8.04	7.34%	(g)	$1	1.90%	(h)	(1.64%	)(h)	2.00%	(h)	(1.74%	)(h)	637.45%
Year Ended October 31, 2004	$8.04	(0.11)	–		0.34	0.23	–	–	$8.27	2.86%		$1	1.89%		(1.33%	)	2.20%		(1.64%	)	510.91%
Year Ended October 31, 2005	$8.27	–	–		1.44	1.44	–	–	$9.71	17.41%		$637	1.54%		(0.93%	)	(j	)	(j	)	442.04%
Six Months Ended April 30, 2006 (Unaudited)	$9.71	(0.02)	–	(k)	0.86	0.84	(0.60)	(0.60)	$9.95	8.82%	(g)	$959	1.51%	(h)	(0.49%	)(h)	(j	)	(j	)	154.54%

Institutional Service Class Shares
Year Ended October 31, 2001	$11.66	(0.06)	–		(5.13)	(5.19)	(0.41)	(0.41)	$6.06	(45.55%	)	$449	1.30%		(0.75%	)	7.39%		(6.84%	)	944.67%
Year Ended October 31, 2002 (e)	$6.06	(0.06)	–		(0.46)	(0.52)	–	–	$5.54	(8.58%	)	$853	1.32%		(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	$5.54	(0.03)	–		2.80	2.77	–	–	$8.31	50.00%		$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	$8.31	(0.09)	–		0.37	0.28	–	–	$8.59	3.37%		$7,008	1.54%		(0.93%	)	1.68%		(1.08%	)	510.91%
Year Ended October 31, 2005	$8.59	(0.07)	–		1.56	1.49	–	–	$10.08	17.35%		$8,806	1.48%		(0.77%	)	(j	)	(j	)	442.04%
Six Months Ended April 30, 2006 (Unaudited)	$10.08	(0.05)	–	(k)	0.94	0.89	(0.60)	(0.60)	$10.37	8.99%	(g)	$767	1.32%	(h)	(0.10%	)(h)	(j	)	(j	)	154.54%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$8.62	(0.02)	–		(0.01)	(0.03)	–	–	$8.59	(0.35%	)(g)	$234	1.30%	(h)	(0.83%	)(h)	1.54%	(h)	(1.07%	)(h)	510.91%
Year Ended October 31, 2005	$8.59	(0.03)	–		1.55	1.52	–	–	$10.11	17.69%		$1,737	1.23%		(0.55%	)	(j	)	(j	)	442.04%
Six Months Ended April 30, 2006 (Unaudited)	$10.11	–	–	(k)	0.90	0.90	(0.60)	(0.60)	$10.41	9.07%	(g)	$3,327	1.10%	(h)	(0.08%	)(h)	(j	)	(j	)	154.54%

(a) Excludes sales charge.	(g) Not annualized.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(h)Annualized. (i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (j) There were no fee reductions in this period. (k) Amount is less than $0.005.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

2006 Semiannual Report	85

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Worldwide Leaders Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.12	(0.01)	–		(2.85)	(2.86)	–	–	$6.26	(31.36%	)	$1,096	1.75%		(0.19%	)	5.71%		(4.15%	)	34.57%
Year Ended October 31, 2002	$6.26	–	–		(0.76)	(0.76)	–	–	$5.50	(12.14%	)	$1,046	1.69%		(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	$5.50	(0.02)	–		1.53	1.51	–	–	$7.01	27.45%		$34,889	1.67%		(0.47%	)	(j	)	(j	)	689.06%
Year Ended October 31, 2004	$7.01	0.05	–		0.46	0.51	–	–	$7.52	7.28%		$30,707	1.70%		0.53%		1.85%		0.38%		495.62%
Year Ended October 31, 2005	$7.52	(0.02)	–		1.78	1.76	(0.03)	(0.03)	$9.25	23.44%		$32,404	1.69%		(0.26%	)	1.94%		(0.50%	)	352.57%
Six Months Ended April 30, 2006 (Unaudited)	$9.25	0.01	–	(k)	2.02	2.03	–	–	$11.28	21.95%	(f)	$41,495	1.73%	(g)	0.21%	(g)	(j	)	(j	)	149.50%

Class B Shares
Year Ended October 31, 2001	$9.11	(0.06)	–		(2.85)	(2.91)	–	–	$6.20	(31.94%	)	$1,051	2.35%		(0.78%	)	6.47%		(4.90%	)	34.57%
Year Ended October 31, 2002	$6.20	(0.04)	–		(0.75)	(0.79)	–	–	$5.41	(12.74%	)	$936	2.39%		(0.72%	)	3.36%		(1.69%	)	467.35%
Year Ended October 31, 2003 (d)	$5.41	(0.04)	–		1.48	1.44	–	–	$6.85	26.62%		$96	2.39%		(0.72%	)	(j	)	(j	)	689.06%
Year Ended October 31, 2004	$6.85	–	–		0.45	0.45	–	–	$7.30	6.57%		$122	2.40%		(0.13%	)	2.57%		(0.30%	)	495.62%
Year Ended October 31, 2005	$7.30	(0.05)	–		1.71	1.66	(0.02)	(0.02)	$8.94	22.70%		$343	2.41%		(0.94%	)	2.64%		(1.18%	)	352.57%
Six Months Ended April 30, 2006 (Unaudited)	$8.94	(0.01)	–	(k)	1.93	1.92	–	–	$10.86	21.48%	(f)	$714	2.45%	(g)	(0.39%	)(g)	(j	)	(j	)	149.50%

Class C Shares
Period Ended October 31, 2001 (e)	$7.77	(0.02)	–		(1.52)	(1.54)	–	–	$6.23	(19.82%	)(f)	$20	2.35%	(g)	(1.04%	)(g)	7.40%	(g)	(6.09%	)(g)	34.57%
Year Ended October 31, 2002	$6.23	(0.04)	–		(0.75)	(0.79)	–	–	$5.44	(12.68%	)	$19	2.39%		(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	$5.44	(0.06)	–		1.51	1.45	–	–	$6.89	26.65%		$19	2.38%		(0.84%	)	(j	)	(j	)	689.06%
Year Ended October 31, 2004	$6.89	–	–		0.44	0.44	–	–	$7.33	6.39%		$25	2.40%		(0.08%	)	2.57%		(0.25%	)	495.62%
Year Ended October 31, 2005	$7.33	(0.05)	–		1.71	1.66	(0.02)	(0.02)	$8.97	22.81%		$676	2.41%		(0.90%	)	2.65%		(1.15%	)	352.57%
Six Months Ended April 30, 2006 (Unaudited)	$8.97	(0.01)	–	(k)	1.95	1.94	–	–	$10.91	21.49%	(f)	$2,223	2.46%	(g)	(0.34%	)(g)	(j	)	(j	)	149.50%

Class R Shares
Period Ended October 31, 2003 (h)	$6.55	(0.01)	–		0.32	0.31	–	–	$6.86	4.73%	(f)	$1	1.87%	(g)	(1.05%	)(g)	1.97%	(g)	(1.15%	)(g)	689.06%
Year Ended October 31, 2004	$6.86	0.02	–		0.45	0.47	–	–	$7.33	7.00%		$1	1.96%		0.28%		2.12%		0.12%		495.62%
Year Ended October 31, 2005	$7.33	(0.03)	–		1.75	1.72	(0.03)	(0.03)	$9.02	23.33%		$1	1.75%		(0.33%	)	1.75%		(0.34%	)	352.57%
Six Months Ended April 30, 2006 (Unaudited)	$9.02	–	–	(k)	1.97	1.97	–	–	$10.99	21.84%	(f)	$2	1.92%	(g)	0.01%	(g)	(j	)	(j	)	149.50%

Institutional Service Class Shares
Year Ended October 31, 2001	$9.12	0.01	–		(2.84)	(2.83)	–	–	$6.29	(31.03%	)	$1,048	1.42%		0.13%		5.44%		(3.89%	)	34.57%
Year Ended October 31, 2002	$6.29	0.01	–		(0.76)	(0.75)	–	–	$5.54	(11.92%	)	$1,133	1.42%		0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	$5.54	–	–		1.54	1.54	–	–	$7.08	27.80%		$1,400	1.46%		0.12%		(j	)	(j	)	689.06%
Year Ended October 31, 2004	$7.08	0.05	–		0.47	0.52	–	–	$7.60	7.34%		$1,373	1.65%		0.61%		1.80%		0.46%		495.62%
Year Ended October 31, 2005	$7.60	(0.01)	–		1.79	1.78	(0.03)	(0.03)	$9.35	23.48%		$3,883	1.64%		(0.15%	)	1.89%		(0.40%	)	352.57%
Six Months Ended April 30, 2006 (Unaudited) (d)	$9.35	0.01	–	(k)	2.04	2.05	–	–	$11.40	21.93%	(f)	$20	1.64%	(g)	0.14%	(g)	(j	)	(j	)	149.50%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$7.23	0.02	–		0.35	0.37	–	–	$7.60	5.12%	(f)	$1	1.40%	(g)	0.72%	(g)	1.70%	(g)	0.42%	(g)	495.62%
Year Ended October 31, 2005	$7.60	0.01	–		1.80	1.81	(0.04)	(0.04)	$9.37	23.81%		$1	1.40%		0.04%		1.73%		(0.32%	)	352.57%
Six Months Ended April 30, 2006 (Unaudited)	$9.37	0.02	–	(k)	2.05	2.07	–	–	$11.44	22.09%	(f)	$2	1.45%	(g)	0.48%	(g)	(j	)	(j	)	149.50%

(a) Excludes sales charge.	(g) Annualized.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(h)For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (j) There were no fee reductions in this period. (k) Amount is less than $0.005.
(d) Net investment income (loss) is based on average shares outstanding during the period.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.

See notes to financial statements.

86	Semiannual Report 2006

Gartmore China Opportunities Fund

For the semiannual period ended April 30, 2006, the Gartmore China Opportunities Fund (Class A at NAV) returned 45.67% versus 27.21% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds was 38.88%.

Chinese markets have rallied strongly during the past few months—particularly the smaller-capitalization stocks in which the Fund has been overweight; this has boosted Fund performance since the beginning of the year. Relative Fund performance for the reporting period was largely attributable to the financials sector, an area in which our choice of stocks made a significant positive contribution to Fund returns. Our real estate stock holdings primarily drove Fund performance, notably our overweight position in Melco International Development Ltd., the property investment and leisure group whose stock rose sharply during the reporting period on news that the company was buying the last available subconcession to own and operate casinos in Macau, effectively eliminating any potential competition.

Elsewhere, our continued focus on consumer-related stocks paid dividends. Fund performance benefited from our exposure to the consumer discretionary and consumer staples sectors. Above-Index positions in Dongfeng Motor Corp. and GOME Electrical Appliances Holding Ltd. outperformed, the latter benefiting from a capital injection of US$128 million from Warburg Pincus LLC. Meanwhile, an off-Index position in retailer Wumart Stores, Inc. further contributed to Fund performance after the company announced that it would use the proceeds of a rights issue to finance acquisitions, with the aim of expanding its retail network. The expansion plans included taking a controlling stake in rival supermarket operator MerryMart Chain Stores Development Co., Ltd.

Energy and industrials were the only sectors that performed negatively for the Fund, and those losses were minimal. In the energy sector, an underweight stance in PetroChina Co. Ltd. registered negative returns. In the industrials sector, the Fund was hurt by a position in lottery operator China LotSynergy Holdings Ltd., which suffered from a sharp bout of profit-taking after the stock became overinflated.

The Fund’s strategy remains one of overweighting consumer-related stocks and the materials sector, while underweighting sectors such as financials and utilities. The Fund also focuses on mid-cap stocks, a segment of the market in which we believe we can identify quality management teams committed to building brands during the medium to long term, with a focus on shareholder returns. We believe that the greatest opportunity for the medium term remains in the consumer sector, as rising incomes lead to greater levels of consumption.

Portfolio Manager:

Philip Ehrmann

2006 Semiannual Report	87

Fund Performance	Gartmore China Opportunities Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	45.67%	40.45%	33.48%
	w/SC3	37.25%	32.34%	29.24%
Class B	w/o SC2	45.22%	39.46%	32.57%
	w/SC4	40.22%	34.46%	30.84%
Class C	w/o SC2	45.22%	39.42%	32.50%
	w/SC5	44.22%	38.42%	32.50%
Class R6		45.55%	40.32%	33.13%
Institutional Class[6]		45.88%	40.86%	33.87%
Institutional Service Class[6]		45.97%	40.77%	33.75%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one- third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

88	Semiannual Report 2006

Shareholder Expense Example	Gartmore China Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

China Opportunities Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$1,457	$12.49	2.05%
	Hypothetical	[1]	$1,000	$1,015	$10.29	2.05%
Class B	Actual		$1,000	$1,452	$16.90	2.78%
	Hypothetical	[1]	$1,000	$1,011	$13.96	2.78%
Class C	Actual		$1,000	$1,452	$16.96	2.79%
	Hypothetical	[1]	$1,000	$1,011	$14.01	2.79%
Class R	Actual		$1,000	$1,456	$13.15	2.16%
	Hypothetical	[1]	$1,000	$1,014	$10.85	2.16%
Institutional Service Class	Actual		$1,000	$1,460	$10.86	1.78%
	Hypothetical	[1]	$1,000	$1,016	$8.94	1.78%
Institutional Class	Actual		$1,000	$1,459	$10.85	1.78%
	Hypothetical	[1]	$1,000	$1,016	$8.94	1.78%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	89

Portfolio Summary	Gartmore China Opportunities Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.3%
Cash Equivalents	6.6%
Other assets in excess of liabilities	1.1%

100.0%

Top Countries
Hong Kong	72.8%
China	16.3%
Singapore	2.0%
Malaysia	1.2%
Other Assets	7.7%

100.0%

Top Industries
Real Estate	10.3%
Oil & Gas	6.8%
Diversified Operations	6.1%
Medical Products	5.9%
Retail	5.4%
Paper Products	4.8%
Transportation	4.7%
Apparel	3.8%
Food Products	3.7%
Building & Construction	3.2%
Other Assets	45.3%

100.0%

Top Holdings*
Regal Hotels International Holdings Ltd.	3.1%
Cheung Kong (Holdings) Ltd.	2.9%
Kingboard Chemical Holdings Ltd.	2.4%
Beijing Enterprises Holdings Ltd.	2.3%
China Mobile Ltd.	2.3%
China Medical Technologies, Inc. ADR	2.2%
COFCO International Ltd.	2.2%
Cosco Pacific Ltd.	2.2%
Xiamen International Port Co. Ltd.	2.2%
CNOOC Ltd.	2.2%
Other Assets	76.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

90	Semiannual Report 2006

Gartmore China Opportunities Fund

Common Stocks (92.3%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

CHINA (16.3%)
Building & Construction (3.2%)
Anhui Conch Cement Co. Ltd. (b) (c)	84,000	$144,713
Baoye Group Co. Ltd. (c)	94,000	134,341
Zhejiang Expressway Co. Ltd. (c)	684,000	414,963

		694,017

E-Commerce (1.6%)
Ctrip.com International Ltd. ADR	7,500	337,464

Medical Products (2.2%)
China Medical Technologies, Inc. ADR (b)	19,200	483,840

Oil & Gas (5.0%)
China Oilfield Servies Ltd. (c)	700,000	386,458
CNOOC Ltd. (c)	579,000	476,655
PetroChina Co. Ltd. (c)	202,000	225,853

		1,088,966

Transportation (2.5%)
Hainan Meilan International Airport Co. Ltd. (c)	117,000	66,400
Xiamen International Port Co. Ltd. (b)	1,910,000	477,931

		544,331

Utilities (1.8%)
Shanghai Electric Group Co. Ltd. (b) (c)	982,000	379,425

		3,528,043

HONG KONG (72.8%)
Apparel (3.8%)
China Ting Group Holdings Ltd. (b)	1,480,000	415,194
Prime Success International Group Ltd. (c)	622,000	413,373

		828,567

Auto Parts & Equipment (2.9%)
Dongfeng Motor Corp. (b)	752,000	375,855
Minth Group Ltd.	346,000	261,073

		636,928

Chemicals (2.4%)
Kingboard Chemical Holdings Ltd. (c)	193,500	511,054

	Shares or Principal Amount	Value

HONG KONG (continued)
Clothing (1.8%)
LI Ning Co. Ltd. (c)	350,000	$393,101

Diversified Operations (6.1%)
Beijing Enterprises Holdings Ltd. (c)	230,000	504,814
China Resources Enterprise Ltd. (c)	212,000	453,824
Melco International Development Ltd. (c)	161,000	361,187

		1,319,825

E-Commerce (0.7%)
China LotSynergy Holdings Ltd. (b) (c)	772,000	159,569

Electric Utilities (0.1%)
Enerchina Holdings Ltd. (c)	480,000	31,567

Electronic Components (1.0%)
AAC Acoustic Technolgy Holdings, Inc. (b) (c)	186,000	210,747

Food Products (3.7%)
China Yurun Food Group Ltd. (b) (c)	400,000	319,798
COFCO International Ltd. (c)	782,000	481,487

		801,285

Gas – Distribution (1.4%)
Sinolink Worldwide Holdings Ltd. (c)	1,174,000	299,990

Health Care Products (2.1%)
Hengan International Group Co. Ltd. (c)	280,000	464,181

Home Furnishings (1.4%)
Kasen International Holdings Ltd. (b) (c)	978,000	302,747

Hotels, Restaurants & Leisure (3.1%)
Regal Hotels International Holdings Ltd. (c)	7,000,000	669,717

Insurance (1.7%)
China Life Insurance Co. Ltd. (b) (c)	270,000	363,622

Manufacturing (1.2%)
GST Holdings Ltd. (b) (c)	646,000	250,489

Medical Products (3.6%)
China Shineway Pharmaceutical Group Ltd. (c)	400,000	330,195
Shandong Weigao Group Medical Polymer Co. Ltd. (c)	860,000	460,338

		790,533

2006 Semiannual Report	91

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore China Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

HONG KONG (continued)
Metal Frames (0.0%)
Moulin Global Eyecare Holdings Ltd. (b)	272,000	$0

Mining (1.9%)
Lingbao Gold Co. Ltd. (b)	444,000	403,740

Motion Pictures & Services (0.4%)
Richie Multi – Media Holdings Ltd. (b) (c)	3,220,000	94,865

Oil & Gas (1.7%)
Xinao Gas Holdings Ltd. (c)	406,000	374,939

Paper Products (4.8%)
Lee & Man Paper Manufacturing Ltd. (c)	266,000	391,482
Nine Dragons Paper Holdings Ltd. (b)	222,000	193,280
Vision Grande Group Holdings Ltd. (c)	440,000	453,074

		1,037,836

Real Estate (12.7%)
Cheung Kong (Holdings) Ltd. (c)	56,000	631,547
Chinese Estates Holdings Ltd. (c)	262,000	340,423
Hongkong Land Holdings Ltd. (c)	117,000	458,819
Hysan Development Co. (c)	158,000	454,804
Shun Tak Holdings Ltd. (c)	252,000	320,196
Sinochem Hong Kong Holdings Ltd. (b) (c)	1,254,000	534,083

		2,739,872

Retail (5.4%)
China Paradise Electronics Retail Ltd. (b) (c)	580,000	205,525
Lifestyle International Holdings Ltd. (c)	222,500	374,547
Sa Sa International Holdings Ltd. (c)	556,000	227,561
Wumart Stores, Inc. (c)	110,000	361,795

		1,169,428

Semiconductors (1.7%)
Advanced Semiconductor Manufacturing Corp. (b)	1,458,000	362,949

Special Purpose Entity (1.0%)
Wharf Holdings (c)	54,000	216,768

	Shares or Principal Amount	Value

HONG KONG (continued)
Steel (1.5%)
Maanshan Iron & Steel Co., Class H (c)	880,000	$315,021

Telecommunications (2.3%)
China Mobile Ltd. (c)	86,000	497,575

Transportation (2.2%)
Cosco Pacific Ltd. (c)	202,000	481,143

Wholesale Distribution (0.2%)
Dalian Port (PDA) Co. Ltd., Class H (b)	60,000	33,471

		15,761,529

MALAYSIA (1.2%)
Investment Companies (1.2%)
Lion Diversified Holdings Berhad (c)	208,100	269,917

SINGAPORE (2.0%)
Education (2.0%)
Raffles Education Corp. Ltd. (c)	276,000	435,951

Total Common Stocks		19,995,440

Cash Equivalents (6.6%)

Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $1,433,466)	$1,432,913	1,432,913

Total Cash Equivalents		1,432,913

Total Investments (Cost $18,340,860) (a) — 98.9%		21,428,353

Other assets in excess of liabilities — 1.1%		244,028

NET ASSETS — 100.0%		$21,672,381

92	Semiannual Report 2006

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair valued security.
ADR	American Depositary Receipt

As of April 30, 2006, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Hong Kong Dollar	05/02/06	$86,024	$86,039	$(15)
Hong Kong Dollar	05/03/06	314,592	314,613	(21)

Total Short Contracts		$400,616	$400,652	$(36)

See notes to financial statements.

2006 Semiannual Report	93

Gartmore Emerging Markets Fund

For the semiannual period ended April 30, 2006, the Gartmore Emerging Markets Fund (Class A at NAV) returned 37.99% versus 37.77% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 36.29%.

Fund performance was driven largely by successful stock selection decisions, while country and sector allocations also were broadly positive. The consumer discretionary and materials sectors were most positive for relative Fund performance; Brazilian stocks were the best performers. Retailer Lojas Renner S.A. was the strongest position in the consumer discretionary sector, after the firm released strong fourth-quarter 2005 results. Brazilian steelmaker Usiminas took the top spot in the materials sector, surging on global consolidation in the steel industry as well as increased demand for steel pipes from the buoyant oil industry.

The Fund’s cash holdings were detrimental to performance, given the returns generated by the emerging markets during the reporting period. In addition, the Fund’s South African exposure proved to be negative for performance, due to an underweight in mining stocks Impala Platinum Holdings Ltd. and Gold Fields Ltd. Consumer staples and industrials were the main detractors from Fund performance. In the consumer staples sector, the Fund’s exposure to Russian convenience store operator Pyaterochka Holding N.V. detracted significantly from returns as the firm surprisingly announced disappointing sales growth numbers.

We are confident in our outlook for emerging markets. Global economic indicators appear to be improving, suggesting a period of solid growth. In addition, we believe that this growth will be better distributed, with Japan and Europe contributing more relative to the United States. In this environment, we anticipate continued strength of demand for raw materials, which should bolster markets such as South Africa, Russia and the Latin America region. Furthermore, we believe domestic demand will rise in many countries as the benefits of rising real incomes feed back into the economy. As a result, we believe that positive earnings surprises are possible in many countries during the near term, supporting relatively inexpensive equity valuations.

Portfolio Manager:

Philip Ehrmann

94	Semiannual Report 2006

Fund Performance	Gartmore Emerging Markets Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	37.99%	62.31%	23.96%	15.07%
	w/SC3	30.05%	52.92%	22.50%	13.87%
Class B	w/o SC2	37.45%	61.11%	23.11%	14.31%
	w/SC4	32.45%	56.11%	22.93%	14.22%
Class C5	w/o SC2	37.47%	61.10%	23.34%	14.58%
	w/SC6	36.47%	60.10%	23.34%	14.58%
Class R7,9		37.88%	62.16%	23.43%	14.57%
Institutional Class[8,9]		38.09%	62.74%	24.38%	15.47%
Institutional Service Class[9]		38.09%	62.74%	24.38%	15.47%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	95

Shareholder Expense Example	Gartmore Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Emerging Markets Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,379.90	$9.68	1.64%
	Hypothetical[1]	$1,000.00	$1,016.87	$8.23	1.64%
Class B	Actual	$1,000.00	$1,374.50	$13.78	2.34%
	Hypothetical[1]	$1,000.00	$1,013.40	$11.75	2.34%
Class C	Actual	$1,000.00	$1,374.70	$13.72	2.33%
	Hypothetical[1]	$1,000.00	$1,013.45	$11.70	2.33%
Class R	Actual	$1,000.00	$1,378.80	$10.26	1.74%
	Hypothetical[1]	$1,000.00	$1,016.37	$8.74	1.74%
Institutional Service Class	Actual	$1,000.00	$1,380.90	$7.91	1.34%
	Hypothetical[1]	$1,000.00	$1,018.36	$6.73	1.34%
Institutional Class	Actual	$1,000.00	$1,380.90	$7.85	1.33%
	Hypothetical[1]	$1,000.00	$1,018.40	$6.68	1.33%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

96	Semiannual Report 2006

Portfolio Summary	Gartmore Emerging Markets Fund

(April 30, 2006)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	90.4%
Participation Notes	5.8%
Cash Equivalents	2.3%
Rights	0.0%
Other assets in excess of liabilities	1.5%

100.0%

Top Countries
Korea	17.2%
Brazil	14.0%
South Africa	11.0%
Taiwan	10.6%
Mexico	6.9%
Hong Kong	6.3%
India	6.0%
Russia	5.3%
Turkey	3.4%
China	2.7%
Other Assets	16.6%

100.0%

Top Industries
Banking	13.3%
Oil & Gas	13.2%
Telecommunications	9.9%
Financial Services	7.4%
Electronics	7.2%
Retail	6.0%
Mining	5.5%
Automobile	3.4%
Steel	2.9%
Building Products	2.6%
Other Assets	28.6%

100.0%

Top Holdings*
Petroleo Brasileiro SA ADR	3.2%
Hana Financial Group, Inc.	2.6%
ABSA Group Ltd.	2.5%
Companhia Vale do Rio Doce, Class A	2.3%
MTN Group Ltd.	2.1%
LUKOIL ADR	2.0%
Grupo Financiero Banorte SA de CV	2.0%
America Movil SA de CV ADR	1.9%
Samsung Electronics Co. Ltd.	1.9%
Usinas Siderurgicas de Minas Gerais SA	1.8%
Other Holdings	77.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	97

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Emerging Markets Fund

Common Stocks (90.4%)

	Shares or Principal Amount	Value

BRAZIL (14.0%)
Banking (2.1%)
Banco Bradesco SA	25,500	$974,392
Unibanco Holdings GDR	8,300	658,605

		1,632,997

Food & Beverage (0.9%)
CIA Brasileira BEB	1,489,400	687,031

Insurance (0.8%)
Porto Seguro SA	28,800	585,529

Mining (2.3%)
Companhia Vale do Rio Doce, Class A	39,880	1,780,306

Oil & Gas (3.6%)
Petroleo Brasileiro SA ADR	24,700	2,441,101
Petroleo Brasileiro SA ADR (c)	4,200	373,338

		2,814,439

Retail (1.7%)
Lojas Renner SA	22,500	1,289,259

Steel (1.8%)
Usinas Siderurgicas de Minas Gerais SA	36,500	1,386,142

Telecommunications (0.8%)
Tele Norte Leste Participacoes SA ADR	34,500	627,210

		10,802,913

CHINA (2.7%)
Construction Materials (0.6%)
Anhui Conch Cement Co., Ltd. (b) (d)	250,000	430,695

Manufacturing (1.2%)
Shanghai Electric Group Co. Ltd. (b) (d)	2,428,000	938,129

Oil & Gas (0.9%)
CNOOC Ltd. (d)	842,000	678,770
		2,047,594

CZECH REPUBLIC (1.4%)
Multi-Media (1.4%)
Central European Media Enterprises Ltd., Class A (b)	16,600	1,069,206

	Shares or Principal Amount	Value

HONG KONG (6.3%)
Automobile (1.0%)
Dongfeng Motor Corp. (b)	1,514,000	$756,707

Equipment Leasing (1.0%)
Cosco Pacific Ltd. (d)	340,000	809,844

Food & Beverage (1.1%)
China Resources Enterprise Ltd. (d)	400,000	856,273

Oil & Gas (1.3%)
China Petroleum (d)	1,610,000	1,030,097

Telecommunications (1.9%)
China Mobile Ltd. (d)	105,000	607,504
Foxconn International Holdings Ltd. (b) (d)	367,000	789,169

		1,396,673

		4,849,594

HUNGARY (0.8%)
Oil & Gas (0.8%)
MOL Magyar Olaj-es Gazipari Rt. (d)	5,200	618,997

INDIA (0.2%)
Beverages (0.2%)
Mcdowell & Co. Ltd. GDR (b)	16,930	148,815

INDONESIA (0.8%)
Banking (0.8%)
PT Bank Internasional Indonesia (d)	30,267,500	636,533

ISRAEL (1.4%)
Banking (0.9%)
Bank Leumi Le-Israel (d)	189,100	756,879

Computer Software (0.5%)
Retalix Ltd. (b)	14,500	356,410

		1,113,289

KAZAKHSTAN (0.6%)
Mining (0.6%)
KazakhGold Group Ltd. (b)	16,400	453,952

98	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

KOREA (17.2%)
Banking (2.3%)
Industrial Bank of Korea (d)	36,600	$738,557
Kookmin Bank ADR	11,600	1,032,980

		1,771,537

Beverages (1.3%)
Hite Brewery Co. Ltd. (d)	7,444	978,724

Building – Residential & Commercial (1.2%)
Hyundai Development Co. (d)	16,560	962,109

Communications Equipment (0.6%)
KH Vatec Co. Ltd. (b) (d)	18,484	487,381

Construction (0.7%)
Macquarie Korea (b)	75,000	543,750

Electrical Equipment (0.9%)
Kumho Electric, Inc. (d)	11,951	672,456

Electronics (3.5%)
Samsung Electronics Co. Ltd. (d)	2,132	1,455,803
Samsung Electronics GDR	4,454	1,199,240

		2,655,043

Financial Services (3.1%)
Daishin Securities Co. (b) (d)	18,560	434,024
Hana Financial Group, Inc.	40,169	1,972,870

		2,406,894

Metals & Mining (0.8%)
Korea Zinc Co. (d)	6,600	592,526

Oil & Gas (1.4%)
SK Corp. (d)	15,100	1,110,994

Retail (1.4%)
Lotte Shopping Co. Ltd. GDR (b)	50,831	1,043,560

		13,224,974

LEBANON (0.9%)
Telecommunications (0.9%)
Investcom LLC GDR (b)	45,700	700,581

MALAYSIA (2.5%)
Agricultural Operations (1.2%)
IOI Corp. Berhad (d)	242,900	951,629

Banking (1.3%)
Bumiputra-Commerce Holdings Bhd (d) (d)	549,900	956,864

		1,908,493

	Shares or Principal Amount	Value

MEXICO (6.9%)
Building Products (1.5%)
Cemex SA de CV ADR	17,000	$1,147,840

Financial Services (1.9%)
Grupo Financiero Banorte SA de CV	593,617	1,547,750

Retail (1.0%)
Wal-Mart de Mexico SA de CV	265,000	755,603

Steel (0.6%)
Industrias CH SA (b)	164,400	451,673

Telecommunications (1.9%)
America Movil SA de CV ADR	39,500	1,457,945

		5,360,811

PERU (1.4%)
Metals & Mining (1.4%)
Compainia de Minas Buenaventura ADR	34,400	1,045,416

RUSSIA (5.3%)
Automobile (0.7%)
JSC Severstal – Avto (b) (d)	23,600	571,120

Metals & Mining (0.4%)
Mechel OAO GDR (b)	11,900	310,590

Oil & Gas (3.0%)
LUKOIL ADR (d)	17,200	1,559,193
OAO Gazprom GDR	16,300	739,694

		2,298,887

Retail (0.7%)
Pyaterochka Holding NV GDR (b)	29,432	560,680

Steel (0.5%)
Mechel ADR	14,000	379,400

		4,120,677

SOUTH AFRICA (11.0%)
Banking (2.6%)
ABSA Group Ltd. (d)	99,269	1,962,310

Brewery (0.9%)
SABMiller PLC (d)	32,000	670,213

Diversified Operations (1.1%)
Barloworld Ltd. (d)	40,189	882,972

2006 Semiannual Report	99

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SOUTH AFRICA (continued)
Mining (1.7%)
AngloGold Ltd. (d) (d)	10,400	$568,406
Harmony Gold Mining Co. Ltd. (b) (d)	45,300	757,555

		1,325,961

Oil & Gas (1.4%)
Sasol Ltd. (d)	26,100	1,089,128

Retail (1.2%)
Ellerine Holdings Ltd. (d)	51,200	788,492
Truworths International Ltd. (d)	34,635	166,976

		955,468

Telecommunications (2.1%)
MTN Group Ltd. (d)	164,952	1,648,865

		8,534,917

TAIWAN (10.6%)
Agricultural Products (1.3%)
Taiwan Fertilizer Co. Ltd. (d)	554,000	1,023,156

Banking (0.5%)
TA Chong Bank Ltd. (b) (d)	1,328,820	361,058

Building Products (1.1%)
Taiwan Cement Corp. (d)	1,120,700	879,208

Computer Hardware (1.7%)
Asustek Computer, Inc. (b) (d)	236,000	655,424
Compal Electronics, Inc. (d)	586,709	647,508

		1,302,932

Electronics (3.7%)
AU Optronics Corp. (d)	445,000	733,186
Delta Electronics, Inc. (d)	414,000	1,293,915
Inventec Appliance Corp. (d)	182,000	861,486

		2,888,587

Financial Services (1.4%)
Shin Kong Financial Holding Co. Ltd. (d) (d)	997,000	1,065,294

Semiconductors (0.9%)
MediaTek, Inc. (d) (d)	60,000	702,140

		8,222,375

THAILAND (2.5%)
Financial Services (1.0%)
Phatra Securities Co. (d)	540,000	705,574

	Shares or Principal Amount	Value

THAILAND (continued)
Mining (0.8%)
Banpu Public Co. Ltd.	161,700	$653,920

Oil & Gas (0.7%)
Thai Oil Public Co. Ltd.	302,700	544,270

		1,903,764

TURKEY (3.4%)
Automobile (0.8%)
Ford Otosan (d)	61,241	609,923

Banking (2.0%)
Denizbank AS (b) (d)	108,502	960,793
Turkiye Vakiflar Bankasi T.A.O. (b) (d)	92,378	589,811

		1,550,604

Telecommunications (0.6%)
Turkcell Iletisim Hizmetleri AS (d)	70,000	446,660

		2,607,187

UNITED ARAB EMIRATES (0.5%)
Hotels & Lodging (0.5%)
Kingdom Hotel Investments (b)	48,300	424,074

Total Common Stocks		69,794,162

Participation Notes (5.8%)
INDIA (5.8%)
Automobile (0.9%)
Tata Motors Ltd., 0.00% (d)	$33,500	692,110

Banking (0.8%)
ICICI Bank Ltd., 0.00%, 12/21/07 (d)	50,300	646,355

Building Materials (1.3%)
India Cements Ltd., 0.00%, 01/16/11 (b) (d)	209,080	1,032,855

Chemicals (1.0%)
Reliance Industries Ltd. (d)	34,751	780,855

Telecommunications (1.8%)
Bharti Tele-Ventures Ltd., 0.00%, 04/27/07 (b) (d)	83,831	757,833

100	Semiannual Report 2006

Participation Notes (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
Bharti Tele-Ventures Ltd., 0.00%, 04/27/07 (b) (d)	$65,700	$594,124

		1,351,957

Total Participation Notes		4,504,132

Cash Equivalents (2.3%)

Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $1,761,685)	1,761,006	1,761,006

Total Cash Equivalents		1,761,006

Rights (0.0%)
BRAZIL (0.0%)
Food & Beverage (0.0%)
Companhia de Bebidas das Americas, expiring 05/26/06	375	10

Total Rights		10

Total Investments (Cost $61,310,697) (a) — 98.5%		76,059,310

Other assets in excess of liabilities — 1.5%		1,181,208

NET ASSETS — 100.0%		$77,240,518

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Preferred stock.

(d)	Fair valued security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

As of April 30, 2006, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Turkish Lira	05/01/06	$158,318	$158,438	$120
South African Rand	05/05/06	352,155	362,379	10,224
Australia Dollar	05/11/06	97,333	99,617	2,284

Total Short Contracts		$607,806	$620,434	$12,628

Long Contracts:
Hong Kong Dollar	05/02/06	$13,676	$13,679	$3
Mayaysian Ringgit	05/02/06	140,795	140,698	(97)
Hong Kong Dollar	05/03/06	61,344	61,348	4

Total Long Contracts		$215,815	$215,725	$90

See notes to financial statements.

2006 Semiannual Report	101

Gartmore International Growth Fund

For the semiannual period ended April 30, 2006, the Gartmore International Growth Fund (Class A at NAV) returned 33.06% versus 25.04% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds was 23.71%.

Global interest rates, rising commodity prices and merger-and-acquisition activity were key themes dominating stock markets during the reporting period. U.S. interest rates rose steadily, the European Central Bank raised rates by 25 basis points, and Japan ended its quantitative monetary easing as economic recovery there accelerated. The European region performed strongly despite the rate hike, as takeover speculation and activity fed investor appetite. Global economic growth increased, as did forecasts; the International Monetary Fund in March revised its global growth forecast for 2006 up to 4.9% from 4.3%.

Although the Fund is constructed on a bottom-up basis and focuses on individual stock selection, during the reporting period the sectors that contributed most to performance were materials, information technology, consumer discretionary and financials; no sectors hurt Fund performance. At the country level, Fund performance came largely from holdings in the United Kingdom, Japan and France.

Accelerating commodity prices helped the Fund outperform its benchmark. Among the Fund’s top-performing stocks was U.K. mining company Vedanta Resources plc, which rose sharply as copper and zinc prices surged. Our overweight in Argentine steelmaker Tenaris S.A. further boosted returns. Tenaris makes seamless steel pipes for oil pipelines and is benefiting from strong demand as global oil and gas companies invest in pipelines to capitalize on high oil prices. The Fund’s overweight position in Canadian energy equipment company Suncor Energy Inc. also added value.

The Japanese market rally that was prompted by accelerating economic recovery led to our holdings in Japanese stocks contributing to relative Fund performance—especially our financial and real estate stocks, such as Orix Corp. and Mitsui Fudosan Co., Ltd. Recovery in Japan’s stagnant property sector and an end to deflation propelled the stocks in this sector, causing our overweight stance to add value to the Fund.

Although a number of the top-performing positions were concentrated in the materials sector, one or two of the Fund’s bottom-performing positions also were in materials stocks. Our off-Index position in Australian coal stock Felix Resources Ltd. is an example. The company missed earnings forecasts as thermal coal prices came under pressure, and we sold out of the position; the stock subsequently rebounded.

Another example was our slight overweight in Japan’s Nippon Mining Holdings, Inc. We sold out of the position early in the reporting period because the stock was undermined by a drop in commodity prices; the stock later rose considerably on the back of firm commodity prices. Our overweight exposure elsewhere in the materials sector, however, allowed us to exploit this trend of rising raw materials prices.

We are watching global equity markets amid turbulence sparked by the falling U.S. dollar and concern about interest rates. While there is little doubt that the benign economic environment that prevailed earlier in the year has been clouded, our medium-term view remains cautiously positive. Supportive economic conditions should strengthen global stock markets, Japan’s economic growth is gaining traction, and the European economy shows signs of recovery. Nevertheless, volatility may remain high among emerging equities; we plan to use stock selection to seize opportunities in these markets. We are monitoring the potential threat that high oil prices pose to the positive growth outlook, but we feel that valuations in many areas remain undemanding and that global equity markets offer potential gains throughout 2006.

Portfolio Managers:

Ben Walker, CFA and Brian O’Neill

102	Semiannual Report 2006

Fund Performance	Gartmore International Growth Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	33.06%	52.78%	10.94%	4.75%
	w/SC3	25.42%	43.95%	9.64%	3.66%
Class B	w/o SC2	32.66%	51.75%	10.12%	3.99%
	w/SC3	27.66%	46.75%	9.85%	3.85%
Class C5	w/o SC2	32.69%	51.67%	10.18%	4.09%
	w/SC3	31.69%	50.67%	10.18%	4.09%
Class R7,9		33.08%	52.54%	10.40%	4.23%
Institutional Class[8,9]		33.27%	53.02%	11.24%	5.05%
Institutional Service Class[9]		33.27%	53.02%	11.24%	5.05%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	103

Shareholder Expense Example	Gartmore International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

International Growth Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,330.60	$10.11	1.75%
	Hypothetical	[1]	$1,000.00	$1,016.32	$8.79	1.75%
Class B	Actual		$1,000.00	$1,326.60	$14.02	2.43%
	Hypothetical	[1]	$1,000.00	$1,012.95	$12.20	2.43%
Class C	Actual		$1,000.00	$1,326.90	$14.19	2.46%
	Hypothetical	[1]	$1,000.00	$1,012.80	$12.35	2.46%
Class R	Actual		$1,000.00	$1,330.80	$10.69	1.85%
	Hypothetical	[1]	$1,000.00	$1,015.83	$9.29	1.85%
Institutional Service Class	Actual		$1,000.00	$1,332.70	$8.27	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.91	$7.18	1.43%
Institutional Class	Actual		$1,000.00	$1,332.70	$8.27	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.91	$7.18	1.43%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

104	Semiannual Report 2006

Portfolio Summary	Gartmore International Growth Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.0%
Cash Equivalents	2.0%
Other assets in excess of liabilities	2.0%

100.0%

Top Countries
United Kingdom	24.3%
Japan	20.7%
France	11.2%
Germany	7.3%
Canada	6.9%
Switzerland	5.6%
South Korea	4.7%
Italy	3.3%
Australia	2.7%
Argentina	2.4%
Other Assets	10.9%

100.0%

Top Industries
Banking	15.2%
Financial Services	12.0%
Oil & Gas	8.1%
Mining	7.5%
Automotive	5.7%
Steel	5.5%
Utilities	4.1%
Engineering	3.8%
Electronics	3.6%
Pharmaceuticals	3.0%
Other Assets	31.5%

100.0%

Top Holdings*
Tenaris SA	2.4%
Rolls-Royce Group PLC	2.2%
Statoil ASA	2.2%
ABB Ltd.	2.1%
Vedanta Resources PLC	2.1%
Suncor Energy, Inc.	2.1%
OMV AG	2.0%
Samsung Electronics Co. Ltd. GDR	2.0%
Suzuki Motor Corp.	2.0%
Toray Industries, Inc.	1.9%
Other Assets	79.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	105

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore International Growth Fund

Common Stocks (96.0%)

	Shares or Principal Amount	Value

ARGENTINA (2.4%)
Steel (2.4%)
Tenaris SA (c)	33,590	$756,556

AUSTRALIA (2.7%)
Coal (0.9%)
Excel Coal Ltd. (c)	44,539	288,414

Pharmaceuticals (1.8%)
CSL Ltd. (c)	13,120	572,720

		861,134

AUSTRIA (2.0%)
Oil & Gas (2.0%)
OMV AG (c)	9,150	635,353

BRAZIL (0.9%)
Banking (0.9%)
Banco Bradesco SA ADR	7,800	296,946

CANADA (6.9%)
Aluminum (1.6%)
Alcan, Inc.	9,840	514,238

Mining (3.2%)
Hudbay Minerals, Inc. (b)	40,100	469,950
Inco Ltd.	9,636	544,146

		1,014,096

Oil & Gas (2.1%)
Suncor Energy, Inc.	7,636	654,026

		2,182,360

FRANCE (11.2%)
Banking (2.8%)
BNP Paribas – New (b)	369	33,676
BNP Paribas SA (c)	3,210	303,119
Societe Generale (c)	3,680	561,593

		898,388

Chemicals (1.3%)
Rhodia SA (b) (c)	167,820	403,634

Diversified Operations (1.8%)
LVMH Moet Hennessy SA (c)	5,485	577,089

Engineering (1.6%)
Alstom SA (b) (c)	5,660	512,228

	Shares or Principal Amount	Value

FRANCE (continued)
Food Products & Services (1.6%)
Groupe Danone (c)	4,000	$498,776

Steel (1.2%)
Vallourec SA (c)	290	377,084

Utilities (0.9%)
Suez SA (c)	6,870	268,206

		3,535,405

GERMANY (7.3%)
Automotive (1.9%)
Bayerische Motoren Werke AG (c)	11,100	603,954

Banking (1.9%)
Commerzbank AG (c)	14,440	596,788

Consumer Goods (1.9%)
Puma AG (c)	1,480	597,067

Utilities (1.6%)
RWE AG (c)	5,850	507,404

		2,305,213

ITALY (3.3%)
Banking (3.3%)
Mediobanca SPA (c)	26,380	571,677
UniCredito Italiano SPA (c)	62,550	471,063

		1,042,740

JAPAN (20.7%)
Automotive (3.8%)
Suzuki Motor Corp. (c)	25,600	623,107
Toyota Motor Corp. (c)	9,700	566,739

		1,189,846

Financial Services (10.3%)
Credit Saison Co. Ltd. (c)	11,000	577,407
Matsui Securities Co. Ltd. (c)	41,500	552,811
Mitsubishi UFJ Financial Group, Inc. (c)	37	578,541
Mizuho Financial Group, Inc. (c)	65	553,327
Orix Corp. (c)	1,700	511,051
Sumitomo Mitsui Financial Group, Inc. (c)	43	471,530

		3,244,667

Real Estate (1.6%)
Mitsui Fudosan Co. Ltd. (c)	23,000	515,150

106	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Retail (1.5%)
Citizen Watch Co. Ltd. (c)	49,800	$486,066

Textile Products (1.9%)
Toray Industries, Inc. (c)	65,000	607,298

Tobacco (1.6%)
Japan Tobacco, Inc. (c)	123	493,467

		6,536,494

NORWAY (2.2%)
Oil & Gas (2.2%)
Statoil ASA (c)	20,980	687,720

SOUTH KOREA (4.7%)
Banking (1.1%)
Kookmin Bank ADR	3,930	349,967

Electronics (3.6%)
Hynix Semiconductor, Inc. (b) (c)	14,250	497,158
Samsung Electronics Co. Ltd. GDR (c)	1,840	626,979

		1,124,137

		1,474,104

SWEDEN (1.8%)
Banking (1.8%)
Skandiaviska Enskilda Banken AB, Series A (c)	22,000	555,347

SWITZERLAND (5.6%)
Banking (1.8%)
UBS AG (c)	4,930	578,787

Engineering (2.1%)
ABB Ltd. (b) (c)	47,400	675,807

Luxury Goods (1.7%)
Compagnie Financiere Richemont AG (c)	10,140	525,401

		1,779,995

	Shares or Principal Amount	Value

UNITED KINGDOM (24.3%)
Aerospace & Defense (2.2%)
Rolls-Royce Group PLC (c)	80,240	$695,102
Rolls-Royce Group PLC, B Shares	3,689,066	6,928

		702,030

Apparel Manufacturers (1.6%)
Burberry Group PLC (c)	57,130	490,043

Banking (1.6%)
Barclays PLC (c)	39,800	494,483

Financial Services (1.7%)
Lloyds TSB Group PLC (c)	57,040	551,594

Insurance (1.5%)
Legal & General Group PLC (c)	184,650	465,979

Metals (2.1%)
Vedanta Resources PLC (c)	23,290	666,807

Mining (4.3%)
Antofagasta PLC (c)	13,500	578,230
Rio Tinto PLC (c)	6,400	352,833
Xstrata PLC (c)	11,500	414,208

		1,345,271

Oil & Gas (1.8%)
BP PLC (c)	46,600	569,559

Pharmaceuticals (1.2%)
AstraZeneca PLC (c)	6,890	378,799

Steel (1.9%)
Corus Group PLC (c)	390,560	598,842

Transportation (1.7%)
British Airways PLC (b) (c)	87,240	528,267

Utilities (1.7%)
International Power PLC (c)	98,250	534,145

Water & Sewerage Services (1.0%)
Pennon Group PLC (c)	13,612	331,214

		7,657,033

Total Common Stocks		30,306,400

2006 Semiannual Report	107

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Growth Fund (Continued)

Cash Equivalents (2.0%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $630,312)	$630,069	$630,069

Total Cash Equivalents		630,069

Total Investments (Cost $26,254,473) (a) — 98.0%		30,936,469

Other assets in excess of liabilities — 2.0%		640,446

NET ASSETS — 100.0%		$31,576,915

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair valued security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See notes to financial statements.

108	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund
Assets:
Investments, at value (cost $16,907,947; $59,549,691; and $25,624,404; respectively)	$19,995,440	$74,298,304	$30,306,400
Repurchase agreements, at cost and value	1,432,913	1,761,006	630,069

Total Investment	21,428,353	76,059,310	30,936,469

Cash	–	370,305	–
Foreign currency, at value (cost $12,935; $1,456,824 and $83,866; respectively)	12,934	1,470,644	85,075
Interest and dividends receivable	44,368	197,216	64,358
Receivable for capital shares issued	277,129	330,891	522,972
Receivable for investments sold	459,973	1,221,760	3,196
Unrealized appreciation on forward foreign currency contracts	–	6	–
Receivable from adviser	6,434	–	–
Reclaims receivable	–	63	9,671
Prepaid expenses and other assets	6,105	14,976	15,614

Total Assets	22,235,296	79,665,171	31,637,355

Liabilities:
Payable to custodian	–	–	2,874
Payable to adviser	–	3,591	9,370
Payable for investments purchased	520,274	2,170,906	–
Unrealized depreciation on forward foreign currency contracts	35	12,725	–
Payable for capital shares redeemed	7,061	134,862	13,524
Accrued expenses and other payables
Investment advisory fees	23,992	67,794	17,293
Fund administration and transfer agent fees	2,524	4,993	6,139
Distribution fees	4,648	19,974	9,713
Administrative services fees	1,029	1,766	683
Other	3,352	8,042	844

Total Liabilities	562,915	2,424,653	60,440

Net Assets	$21,672,381	$77,240,518	$31,576,915

Represented by:
Capital	$17,203,655	$54,382,915	$25,523,627
Accumulated net investment income (loss)	(77,751)	95,265	(98,161)
Accumulated net realized gains (losses) from investment and foreign currency transactions	1,458,997	8,002,436	1,459,250
Net unrealized appreciation (depreciation) on investments and transactions of assets and liabilities denominated in foreign currencies	3,087,480	14,759,902	4,692,199

Net Assets	$21,672,381	$77,240,518	$31,576,915

See notes to financial statements.

2006 Semiannual Report	109

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund		Gartmore International Growth Fund
Net Assets:
Class A Shares	$8,780,093		$43,702,056		$14,793,142
Class B Shares	692,507		6,437,720		5,078,444
Class C Shares	3,601,036		8,276,229		4,588,702
Class R Shares	6,535		12,825		1,744
Institutional Service Class Shares	52,189		12,283,467		4,408,444
Institutional Class Shares	8,540,021		6,528,221		2,706,439

Total	$21,672,381		$77,240,518		$31,576,915

Shares outstanding (unlimited number of shares authorized):
Class A Shares	580,603		2,351,408		1,150,418
Class B Shares	46,183		358,753		410,098
Class C Shares	240,118		453,878		368,553
Class R Shares	433		708		140
Institutional Service Class Shares	3,448		649,592		338,239
Institutional Class Shares	563,453		345,171		207,672

Total	1,434,238		4,159,510		2,475,120

Net asset value and redemption price per share:
Class A Shares	$15.12		$18.59		$12.86
Class B Shares (a)	$14.99		$17.94		$12.38
Class C Shares (b)	$15.00		$18.23		$12.45
Class R Shares	$15.08	(c)	$18.10	(c)	$12.48	(c)
Institutional Service Class Shares	$15.14		$18.91		$13.03
Institutional Class Shares	$15.16		$18.91		$13.03

Maximum offering price per share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.04		$19.72		$13.64

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

110	Semiannual Report 2006

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund
INVESTMENT INCOME:
Interest income	$8,913	$34,017	$8,885
Dividend income (net of foreign withholding tax $0; $23,988; and $20,295; respectively)	49,123	640,510	128,943

Total Income	58,036	674,527	137,828

Expenses:
Investment advisory fees	83,734	304,661	100,569
Fund administration and transfer agent fees	16,835	39,253	19,480
Distribution fees Class A	5,202	39,969	11,560
Distribution fees Class B	2,207	26,665	20,574
Distribution fees Class C	8,402	30,164	7,383
Distribution fees Class R	3	22	3
Administrative services fees Class A	208	8,638	2,977
Registration and filing fees	23,303	26,772	24,914
Trustee fees	187	848	307
Other	7,706	18,224	5,394

Total expenses before reimbursed expenses	147,787	495,216	193,161
Earnings credit (Note 5)	(47)	(120)	(38)
Expenses reimbursed	(11,945)	–	(2,184)

Total Expenses	135,795	495,096	190,939

Net Investment Income (Loss)	(77,759)	179,431	(53,111)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,468,021	8,027,382	2,141,556
Net realized gains (losses) on foreign currency transactions	(1,174)	30,687	(10,133)

Net realized gains (losses) on investment and foreign currency transactions	1,466,847	8,058,069	2,131,423
Net change in unrealized appreciation/depreciation on investments and transaction of assets and liabilities denominated in foreign currencies	3,441,745	9,908,265	3,554,705

Net realized/unrealized gains (losses) on investments and foreign currencies	4,908,592	17,966,334	5,686,128

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,830,833	$18,145,765	$5,633,017

See notes to financial statements.

2006 Semiannual Report	111

Statements of Changes in Net Assets

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(77,759)	$84,744	$179,431	$157,239
Net realized gains (losses) on investment and foreign currency transactions	1,466,847	820,246	8,058,069	4,879,201
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,441,745	(800,447)	9,908,265	2,879,080

Change in net assets resulting from operations	4,830,833	104,543	18,145,765	7,915,520

Distributions to Class A Shareholders from:
Net investment income	(2,797)	(15,757)	(52,041)	(56,787)
Net realized gains on investments	(226,294)	(44,331)	(2,643,711)	(975,437)

Distributions to Class B Shareholders from:
Net investment income	–	(1,010)	–	(1,826)
Net realized gains on investments	(26,756)	(3,240)	(478,548)	(207,463)

Distributions to Class C Shareholders from:
Net investment income	–	(3,793)	(116)	(1,199)
Net realized gains on investments	(86,834)	(23,795)	(512,762)	(173,966)

Distributions to Class R Shareholders from:
Net investment income	(1)	(7)	(13)	(4)
Net realized gains on investments	(98)	(36)	(1,017)	(76)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(2)	(9)	(21,808)	(41,434)
Net realized gains on investments	(98)	(34)	(942,919)	(267,430)

Distributions to Institutional Class Shareholders from:
Net investment income	(10,365)	(49,459)	(10,267)	(12,375)
Net realized gains on investments	(489,933)	(169,694)	(327,494)	(58,885)

Change in net assets from shareholder distributions	(843,178)	(311,165)	(4,990,696)	(1,796,882)

Change in net assets from capital transactions	7,408,662	3,757,800	22,118,417	12,859,182

Change in net assets	11,396,317	3,551,178	35,273,486	18,977,820

Net Assets:
Beginning of period	10,276,064	6,724,886	41,967,032	22,989,212

End of period	$21,672,381	$10,276,064	$77,240,518	$41,967,032

Accumulated net investment income (loss)	$(77,751)	$13,173	$95,265	$79

See notes to financial statements.

112	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore International Growth Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(53,111)	$78,087
Net realized gains (losses) on investment and foreign currency transactions	2,131,423	1,829,068
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,554,705	492,604

Change in net assets resulting from operations	5,633,017	2,399,759

Distributions to Class A Shareholders from:
Net investment income	(18,921)	(31,300)

Distributions to Class B Shareholders from:
Net investment income	(4,223)	(19,754)

Distributions to Class C Shareholders from:
Net investment income	(1,001)	(735)

Distributions to Class R Shareholders from:
Net investment income	(4)	(11)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(12,456)	(32,202)

Distributions to Institutional Class Shareholders from:
Net investment income	(6,099)	(6,631)

Change in net assets from shareholder distributions	(42,704)	(90,633)

Change in net assets from capital transactions	9,611,852	5,343,666

Change in net assets	15,202,165	7,652,792

Net Assets:
Beginning of period	16,374,750	8,721,958

End of period	$31,576,915	$16,374,750

Accumulated net investment income (loss)	$(98,161)	$(2,346)

See notes to financial statements.

2006 Semiannual Report	113

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore China Opportunities Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	–		1.25	1.26	(0.02)	–	(0.02)	$11.24	12.61%	(e)	$1,029	1.95%	(f)	0.37%	(f)	5.57%	(f)	(3.25%	)(f)	50.76%
Year Ended October 31, 2005	$11.24	0.09	–		0.33	0.42	(0.07)	(0.34)	(0.41)	$11.25	3.58%		$2,847	2.01%		0.95%		2.68%		0.28%		130.48%
Six Months Ended April 30, 2006 (Unaudited)	$11.25	(0.04)	–	(g)	4.86	4.82	(0.01)	(0.94)	(0.95)	$15.12	45.67%	(e)	$8,780	2.05%	(f)	(1.04%	)(f)	2.21%	(f)	(1.21%	)(f)	86.34%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	–		1.23	1.24	(0.01)	–	(0.01)	$11.23	12.38%	(e)	$19	2.65%	(f)	(0.14%	)(f)	6.09%	(f)	(3.57%	)(f)	50.76%
Year Ended October 31, 2005	$11.23	0.03	–		0.31	0.34	(0.04)	(0.34)	(0.38)	$11.19	2.82%		$315	2.74%		0.33%		3.41%		(0.34%	)	130.48%
Six Months Ended April 30, 2006 (Unaudited)	$11.19	(0.09)	–	(g)	4.83	4.74	–	(0.94)	(0.94)	$14.99	45.22%	(e)	$693	2.78%	(f)	(1.92%	)(f)	2.95%	(f)	(2.09%	)(f)	86.34%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	–		1.24	1.23	–	–	–	$11.23	12.30%	(e)	$38	2.65%	(f)	(1.42%	)(f)	6.93%	(f)	(5.69%	)(f)	50.76%
Year Ended October 31, 2005	$11.23	0.02	–		0.31	0.33	(0.03)	(0.34)	(0.37)	$11.19	2.79%		$1,258	2.73%		0.24%		3.42%		(0.45%	)	130.48%
Six Months Ended April 30, 2006 (Unaudited)	$11.19	(0.06)	–	(g)	4.81	4.75	–	(0.94)	(0.94)	$15.00	45.22%	(e)	$3,601	2.79%	(f)	(1.75%	)(f)	2.96%	(f)	(1.92%	)(f)	86.34%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	–		1.24	1.25	(0.01)	–	(0.01)	$11.24	12.46%	(e)	$1	2.40%	(f)	(0.18%	)(f)	4.86%	(f)	(2.64%	)(f)	50.76%
Year Ended October 31, 2005	$11.24	0.06	–		0.33	0.39	(0.06)	(0.34)	(0.40)	$11.23	3.29%		$1	2.22%		0.49%		2.87%		(0.16%	)	130.48%
Six Months Ended April 30, 2006 (Unaudited)	$11.23	0.01	–	(g)	4.79	4.80	(0.01)	(0.94)	(0.95)	$15.08	45.55%	(e)	$7	2.16%	(f)	(1.07%	)(f)	2.27%	(f)	(1.18%	)(f)	86.34%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	–		1.25	1.27	(0.02)	–	(0.02)	$11.25	12.74%	(e)	$1	1.70%	(f)	0.51%	(f)	3.97%	(f)	(1.75%	)(f)	50.76%
Year Ended October 31, 2005	$11.25	0.09	–		0.34	0.43	(0.09)	(0.34)	(0.43)	$11.25	3.63%		$1	1.82%		0.84%		2.48%		0.18%		130.48%
Six Months Ended April 30, 2006 (Unaudited)	$11.25	0.01	–	(g)	4.84	4.85	(0.02)	(0.94)	(0.96)	$15.14	45.97%	(e)	$52	1.78%	(f)	0.16%	(f)	1.89%	(f)	0.03%	(f)	86.34%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	–		1.25	1.27	(0.02)	–	(0.02)	$11.25	12.74%	(e)	$5,637	1.65%	(f)	0.59%	(f)	4.17%	(f)	(1.93%	)(f)	50.76%
Year Ended October 31, 2005	$11.25	0.12	–		0.34	0.46	(0.10)	(0.34)	(0.44)	$11.27	3.86%		$5,854	1.72%		0.98%		2.41%		0.29%		130.48%
Six Months Ended April 30, 2006 (Unaudited)	$11.27	(0.06)	–	(g)	4.91	4.85	(0.02)	(0.94)	(0.96)	$15.16	45.88%	(e)	$8,540	1.78%	(f)	(1.04%	)(f)	1.96%	(f)	(1.22%	)(f)	86.34%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

114	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Emerging Markets Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.11	0.01	–		(2.14)	(2.13)	–	–	–	$5.98	(26.24%	)	$1,066	2.15%		0.18%		5.93%		(3.60%	)	97.85%
Year Ended October 31, 2002	$5.98	(0.03)	–		0.85	0.82	–	–	–	$6.80	13.71%		$1,996	2.01%		(0.49%	)	2.41%		(0.89%	)	57.86%
Year Ended October 31, 2003	$6.80	0.03	–		3.71	3.74	–	–	–	$10.54	55.00%		$9,070	1.88%		0.61%		2.45%		0.05%		146.04%
Year Ended October 31, 2004	$10.54	0.05	0.03		1.70	1.78	(0.05)	–	(0.05)	$12.27	16.97%		$13,898	1.88%		0.41%		1.99%		0.31%		134.11%
Year Ended October 31, 2005	$12.27	0.08	–		3.47	3.55	(0.05)	(0.85)	(0.90)	$14.92	30.02%		$22,009	1.84%		0.55%		(i	)	(i	)	135.40%
Six Months Ended April 30, 2006 (Unaudited)	$14.92	0.04	–	(j)	5.24	5.28	(0.02)	(1.59)	(1.61)	$18.59	37.99%	(g)	$43,702	1.64%	(h)	0.68%	(h)	(i	)	(i	)	60.71%

Class B Shares
Year Ended October 31, 2001	$8.10	(0.03)	–		(2.13)	(2.16)	–	–	–	$5.94	(26.67%	)	$1,164	2.75%		(0.40%	)	6.67%		(4.32%	)	97.85%
Year Ended October 31, 2002	$5.94	(0.08)	–		0.85	0.77	–	–	–	$6.71	12.96%		$1,443	2.71%		(1.18%	)	3.22%		(1.69%	)	57.86%
Year Ended October 31, 2003	$6.71	–	–		3.62	3.62	–	–	–	$10.33	53.95%		$2,010	2.55%		0.07%		3.18%		(0.56%	)	146.04%
Year Ended October 31, 2004	$10.33	(0.03)	0.03		1.67	1.67	(0.02)	–	(0.02)	$11.98	16.14%		$2,900	2.55%		(0.27%	)	2.65%		(0.37%	)	134.11%
Year Ended October 31, 2005	$11.98	(0.01)	–		3.37	3.36	(0.01)	(0.85)	(0.86)	$14.48	29.30%		$4,062	2.52%		(0.11%	)	(i	)	(i	)	135.40%
Six Months Ended April 30, 2006 (Unaudited)	$14.48	–	–	(j)	5.05	5.05	–	(1.59)	(1.59)	$17.94	37.45%	(g)	$6,438	2.34%	(h)	(0.04%	)(h)	(i	)	(i	)	60.71%

Class C Shares
Period Ended October 31, 2001 (d)	$7.57	(0.01)	–		(1.54)	(1.55)	–	–	–	$6.02	(20.48%	)(g)	$10	2.75%	(h)	(0.85%	)(h)	8.68%	(h)	(6.78%	)(h)	97.85%
Year Ended October 31, 2002	$6.02	(0.08)	–		0.86	0.78	–	–	–	$6.80	12.96%		$15	2.72%		(1.12%	)	3.28%		(1.68%	)	57.86%
Year Ended October 31, 2003	$6.80	–	–		3.67	3.67	–	–	–	$10.47	53.97%		$1,398	2.55%		(0.12%	)	2.95%		(0.52%	)	146.04%
Year Ended October 31, 2004	$10.47	(0.02)	0.03		1.68	1.69	(0.02)	–	(0.02)	$12.14	16.21%		$2,217	2.55%		(0.16%	)	2.64%		(0.25%	)	134.11%
Year Ended October 31, 2005	$12.14	(0.01)	–		3.42	3.41	(0.01)	(0.85)	(0.86)	$14.69	29.20%		$4,302	2.51%		(0.11%	)	(i	)	(i	)	135.40%
Six Months Ended April 30, 2006 (Unaudited)	$14.69	–	–	(j)	5.13	5.13	–	(1.59)	(1.59)	$18.23	37.47%	(g)	$8,276	2.33%	(h)	(0.01%	)(h)	(i	)	(i	)	60.71%

Class R Shares
Period Ended October 31, 2004 (e)	$11.20	0.03	0.03		0.78	0.84	(0.03)	–	(0.03)	$12.01	7.50%	(g)	$1	2.15%	(h)	0.26%	(h)	2.28%	(h)	0.13%	(h)	134.11%
Year Ended October 31, 2005	$12.01	0.04	–		3.41	3.45	(0.04)	(0.85)	(0.89)	$14.57	30.11%		$9	1.82%		0.16%		(i	)	(i	)	135.40%
Six Months Ended April 30, 2006 (Unaudited)	$14.57	0.04	–	(j)	5.10	5.14	(0.02)	(1.59)	(1.61)	$18.10	37.88%	(g)	$13	1.74%	(h)	0.54%	(h)	(i	)	(i	)	60.71%

Institutional Service Class Shares
Year Ended October 31, 2001	$8.11	0.04	–		(2.13)	(2.09)	(0.01)	–	(0.01)	$6.01	(25.81%	)	$1,004	1.82%		0.49%		5.60%		(3.29%	)	97.85%
Year Ended October 31, 2002	$6.01	(0.02)	–		0.87	0.85	–	–	–	$6.86	14.14%		$1,145	1.73%		(0.21%	)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	$6.86	0.08	–		3.72	3.80	–	–	–	$10.66	55.39%		$1,781	1.55%		1.07%		2.18%		0.44%		146.04%
Year Ended October 31, 2004	$10.66	0.09	0.03		1.72	1.84	(0.07)	–	(0.07)	$12.43	17.25%		$3,737	1.55%		0.81%		1.66%		0.70%		134.11%
Year Ended October 31, 2005	$12.43	0.10	–		3.54	3.64	(0.08)	(0.85)	(0.93)	$15.14	30.60%		$8,954	1.50%		0.83%		(i	)	(i	)	135.40%
Six Months Ended April 30, 2006 (Unaudited)	$15.14	0.07	–	(j)	5.32	5.39	(0.03)	(1.59)	(1.62)	$18.91	38.09%	(g)	$12,283	1.34%	(h)	0.93%	(h)	(i	)	(i	)	60.71%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$11.26	0.03	0.03		1.15	1.21	(0.04)	–	(0.04)	$12.43	10.79%	(g)	$236	1.55%	(h)	0.81%	(h)	1.71%	(h)	0.65%	(h)	134.11%
Year Ended October 31, 2005	$12.43	0.11	–		3.53	3.64	(0.08)	(0.85)	(0.93)	$15.14	30.60%		$2,631	1.49%		0.92%		(i	)	(i	)	135.40%
Six Months Ended April 30, 2006 (Unaudited)	$15.14	0.06	–	(j)	5.33	5.39	(0.03)	(1.59)	(1.62)	$18.91	38.09%	(g)	$6,528	1.33%	(h)	1.03%	(h)	(i	)	(i	)	60.71%

(a) Excludes sales charge.	(f) For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(g) Not annualized. (h) Annualized. (i) There were no fee reductions in this period. (j) Amount is less than $0.005.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2006 Semiannual Report	115

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore International Growth Fund

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.86	(0.02)	–		(2.65)	(2.67)	–	–	$6.19	(30.14%	)	$2,156	1.85%		(0.30%	)	4.01%		(2.46%	)	236.28%
Year Ended October 31, 2002	$6.19	0.01	–		(0.82)	(0.81)	–	–	$5.38	(13.09%	)	$1,965	1.76%		0.20%		2.10%		(0.14%	)	226.70%
Year Ended October 31, 2003	$5.38	(0.01)	0.03		1.58	1.60	–	–	$6.98	29.74%		$2,592	1.65%		0.39%		2.37%		(0.33%	)	304.72%
Year Ended October 31, 2004	$6.98	0.01	0.01		0.79	0.81	–	–	$7.79	11.60%		$3,096	1.65%		0.06%		2.10%		(0.38%	)	262.09%
Year Ended October 31, 2005	$7.79	0.08	–		1.90	1.98	(0.08)	(0.08)	$9.69	25.49%		$7,980	1.65%		0.74%		1.90%		0.50%		247.22%
Six Months Ended April 30, 2006 (Unaudited)	$9.69	–	–	(i)	3.20	3.20	(0.03)	(0.03)	$12.86	33.06%	(g)	$14,793	1.75%	(h)	(0.39%	)(h)	1.77%	(h)	(0.41%	)(h)	91.34%

Class B Shares
Year Ended October 31, 2001	$8.85	(0.07)	–		(2.64)	(2.71)	–	–	$6.14	(30.62%	)	$2,078	2.45%		(0.89%	)	4.75%		(3.19%	)	236.28%
Year Ended October 31, 2002	$6.14	(0.03)	–		(0.81)	(0.84)	–	–	$5.30	(13.68%	)	$1,840	2.46%		(0.50%	)	2.85%		(0.89%	)	226.70%
Year Ended October 31, 2003	$5.30	(0.05)	0.03		1.54	1.52	–	–	$6.82	28.68%		$2,395	2.40%		(0.36%	)	3.12%		(1.08%	)	304.72%
Year Ended October 31, 2004	$6.82	(0.05)	0.01		0.78	0.74	–	–	$7.56	10.85%		$2,695	2.40%		(0.70%	)	2.84%		(1.14%	)	262.09%
Year Ended October 31, 2005	$7.56	0.01	–		1.83	1.84	(0.05)	(0.05)	$9.35	24.49%		$3,444	2.40%		0.12%		2.81%		(0.30%	)	247.22%
Six Months Ended April 30, 2006 (Unaudited)	$9.35	(0.06)	–	(i)	3.10	3.04	(0.01)	(0.01)	$12.38	32.66%	(g)	$5,078	2.43%	(h)	(1.19%	)(h)	2.46%	(h)	(1.22%	)(h)	91.34%

Class C Shares
Period Ended October 31, 2001 (d)	$7.72	(0.02)	–		(1.53)	(1.55)	–	–	$6.17	(20.08%	)(g)	$10	2.45%	(h)	(1.10%	)(h)	6.72%	(h)	(5.37%	)(h)	236.28%
Year Ended October 31, 2002	$6.17	(0.03)	–		(0.81)	(0.84)	–	–	$5.33	(13.61%	)	$10	2.46%		(0.53%	)	2.95%		(1.02%	)	226.70%
Year Ended October 31, 2003	$5.33	(0.05)	0.03		1.55	1.53	–	–	$6.86	28.71%		$16	2.40%		(0.37%	)	3.12%		(1.09%	)	304.72%
Year Ended October 31, 2004	$6.86	(0.01)	0.01		0.74	0.74	–	–	$7.60	10.79%		$112	2.40%		(0.23%	)	2.87%		(0.70%	)	262.09%
Year Ended October 31, 2005	$7.60	0.03	–		1.82	1.85	(0.05)	(0.05)	$9.40	24.45%		$272	2.40%		0.10%		2.69%		(0.19%	)	247.22%
Six Months Ended April 30, 2006 (Unaudited)	$9.40	–	–	(i)	3.07	3.07	(0.02)	(0.02)	$12.45	32.69%	(g)	$4,589	2.46%	(h)	(0.68%	)(h)	2.46%	(h)	(0.68%	)(h)	91.34%

Class R Shares
Period Ended October 31, 2004 (e)	$7.25	0.02	0.01		0.30	0.33	–	–	$7.58	4.55%	(g)	$1	2.00%	(h)	0.31%	(h)	2.65%	(h)	(0.33%	)(h)	262.09%
Year Ended October 31, 2005	$7.58	0.07	–		1.86	1.93	(0.10)	(0.10)	$9.41	25.37%		$1	1.68%		0.81%		2.31%		0.18%		247.22%
Six Months Ended April 30, 2006 (Unaudited)	$9.41	(0.03)	–	(i)	3.14	3.11	(0.04)	(0.04)	$12.48	33.08%	(g)	$2	1.85%	(h)	(0.65%	)(h)	1.90%	(h)	(0.70%	)(h)	91.34%

Institutional Service Class Shares
Year Ended October 31, 2001	$8.86	–	–		(2.64)	(2.64)	–	–	$6.22	(29.80%	)	$2,073	1.52%		0.03%		3.72%		(2.17%	)	236.28%
Year Ended October 31, 2002	$6.22	0.03	–		(0.83)	(0.80)	–	–	$5.42	(12.86%	)	$1,807	1.48%		0.48%		1.85%		0.11%		226.70%
Year Ended October 31, 2003	$5.42	0.01	0.03		1.59	1.63	–	–	$7.05	30.07%		$2,350	1.40%		0.64%		2.12%		(0.08%	)	304.72%
Year Ended October 31, 2004	$7.05	0.02	0.01		0.81	0.84	–	–	$7.89	11.91%		$2,629	1.40%		0.30%		1.84%		(0.14%	)	262.09%
Year Ended October 31, 2005	$7.89	0.11	–		1.91	2.02	(0.10)	(0.10)	$9.81	25.72%		$3,306	1.40%		1.12%		1.82%		0.70%		247.22%
Six Months Ended April 30, 2006 (Unaudited)	$9.81	(0.01)	–	(i)	3.27	3.26	(0.04)	(0.04)	$13.03	33.27%	(g)	$4,408	1.43%	(h)	(0.21%	)(h)	1.47%	(h)	(0.25%	)(h)	91.34%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$7.51	–	0.01		0.37	0.38	–	–	$7.89	5.06%	(g)	$189	1.40%	(h)	0.03%	(h)	1.94%	(h)	(0.52%	)(h)	262.09%
Year Ended October 31, 2005	$7.89	0.11	–		1.91	2.02	(0.10)	(0.10)	$9.81	25.72%		$1,372	1.40%		1.11%		1.61%		0.90%		247.22%
Six Months Ended April 30, 2006 (Unaudited)	$9.81	–	–	(i)	3.26	3.26	(0.04)	(0.04)	$13.03	33.27%	(g)	$2,706	1.40%	(h)	(0.14%	)(h)	1.46%	(h)	(0.17%	)(h)	91.34%

(a) Excludes sales charge.	(f) For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(g) Not annualized. (h) Annualized. (i) Amount is less than $0.005.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

116	Semiannual Report 2006

Gartmore Convertible Fund

For the semiannual period ended April 30, 2006, the Gartmore Convertible Fund (Class A at NAV) returned 5.39% versus 6.84% for its benchmark, the Goldman Sachs Convertible 100 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Convertible Securities Funds was 8.93%.

After a difficult 2005, the convertible market rebounded nicely during the first four months of 2006. New issuance in 2006 has been strong, with $18.8 billion raised through the end of April, compared to $8.7 billion during the same period last year. In addition, of the capital raised thus far, 61.4% has been investment grade, an encouraging departure from activity in 2005 and 2004, when investment grade made up 38.0% and 23.3%, respectively, of new issuance. Demand for convertibles was strong as well, leading to relatively robust gains in the group.

In comparison to Index results, the Fund’s results lagged most in the energy and financials sectors, where the Fund was underweighted versus the benchmark, and in information technology, where the Fund carried an overweighting. The majority of the underperformance was directly attributable to the Fund’s risk-averse strategy. The Fund invests in certain types of convertibles that may provide the high-quality features of bonds as well as the upside participation of stocks. As a general rule, we sell issues that trade higher than 120% of par value, because convertibles that exceed that level are highly sensitive to changes in the underlying stock price. While our strategy limits the Fund’s downside exposure during weak equity markets, it also limits the profit potential when stocks post solid gains, as they did during the six months under review. It is not surprising, then, that a majority of the issues that contributed most to the Index’s performance in the sectors in which the Fund underperformed had prices greater than 120% of par value at period-end.

The Fund’s performance was aided most by its investments in the consumer noncyclicals sector, which we slightly underweighted relative to the benchmark. The Fund also benefited from its investments in basic materials and industrials, two sectors where the Fund had significantly overweighted exposures. On an absolute basis, Fund performance was strongest in the industrials sector, which accounted for roughly a third of the Fund’s gains. One of the largest holdings in that sector was a floating-rate note issued by aerospace firm Lockheed Martin Corp. The convertible note captured approximately half of its underlying stock’s 25% price appreciation during the period while paying an average coupon of 4.4%. Convertibles issued by building materials provider Texas Industries, Inc. also contributed meaningfully to Fund performance. The stock surged higher following news of the company’s stronger-than-expected financial results in its fiscal third quarter, ended Feb. 28, 2006.

We continue to believe that our management style is an attractive alternative amid an uncertain environment for both stocks and bonds, and our goal is to position the Fund for success throughout various market cycles.

Portfolio Managers:

Jeremiah O’Grady and Charles Wright

2006 Semiannual Report	117

Fund Performance	Gartmore Convertible Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A2	w/o SC3	5.39%	12.18%	4.63%
	w/SC4	-0.68%	5.72%	2.01%
Class B2	w/o SC3	5.01%	11.41%	3.78%
	w/SC5	0.01%	6.41%	2.55%
Class C2	w/o SC3	5.00%	11.37%	3.78%
	w/SC6	4.00%	11.37%	3.78%
Class R7,8		5.38%	12.16%	4.25%
Institutional Class[8]		5.52%	12.48%	4.82%
Institutional Service Class[2,8]		5.52%	12.48%	4.82%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 2003.

[2]	These returns until the creation of Class A, B, C and Institutional Service shares (1/20/04) include the performance of the Fund’s Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class A, B, C and Institutional Service shares would have produced because Class A, B, C and Institutional Service shares invest in the same portfolio of securities as Institutional Class shares.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (5/14/04) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Gartmore Convertible Fund, Goldman Sachs Convertible 100 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

118	Semiannual Report 2006

Shareholder Expense Example	Gartmore Convertible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Convertible Bond Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,053.90	$5.81	1.14%
	Hypothetical	[1]	$1,000.00	$1,019.35	$5.72	1.14%
Class B	Actual		$1,000.00	$1,050.10	$9.66	1.90%
	Hypothetical	[1]	$1,000.00	$1,015.58	$9.54	1.90%
Class C	Actual		$1,000.00	$1,050.00	$9.66	1.90%
	Hypothetical	[1]	$1,000.00	$1,015.58	$9.54	1.90%
Class R	Actual		$1,000.00	$1,053.80	$5.35	1.05%
	Hypothetical	[1]	$1,000.00	$1,019.79	$5.27	1.05%
Institutional Service Class	Actual		$1,000.00	$1,055.20	$4.59	0.90%
	Hypothetical	[1]	$1,000.00	$1,020.54	$4.52	0.90%
Institutional Class	Actual		$1,000.00	$1,055.20	$4.54	0.89%
	Hypothetical	[1]	$1,000.00	$1,020.59	$4.47	0.89%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	119

Portfolio Summary	Gartmore Convertible Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Convertible Bonds	65.2%
Convertible Preferred Stocks	30.5%
Common Stocks	1.1%
Cash Equivalents	5.1%
Liabilities in excess of other assets	-1.9%

100.0%

Top Industries
Insurance	10.5%
Diversified Financial Services	9.0%
Pharmaceuticals	8.8%
Media	5.1%
Chemicals	4.0%
Computers	3.5%
Health Care	3.4%
Technology	3.3%
Aerospace & Defense	3.2%
Industrial Goods & Services	3.2%
Other Assets	46.0%

100.0%

Top Holdings*
Wyeth, 4.24%, 01/15/24	3.6%
American Express Credit Corp., 1.85%, 12/01/33	3.4%
Liberty Media Corp., 3.50%, 01/15/31	3.3%
Intel Corp., 2.95%, 12/15/35	3.3%
Lockheed Martin Corp., 4.50%, 08/15/33	3.2%
SLM Corp., 5.05%, 07/25/35	3.0%
Hanover Compress Cap Trust	2.7%
Travelers Property Casualty	2.6%
Sovereign Cap Trust IV	2.6%
Marshall & Ilsley Corp.	2.6%
Other Assets	69.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

120	Semiannual Report 2006

Gartmore Convertible Fund

Convertible Bonds (65.2%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Aerospace & Defense (3.2%)
Lockheed Martin Corp., 4.50%, 08/15/33	$1,485,000	$1,721,263

Auto & Auto Parts (1.3%)
CSK Auto Inc., 4.63%, 12/15/25 (b)	700,000	693,000

Banking (1.0%)
Euronet Worldwide, Inc., 3.50%, 10/15/25 (b)	485,000	551,688

Biological products (2.3%)
Genzyme Corp., 1.25%, 12/01/23	1,200,000	1,240,500

Computer Services (2.3%)
Electronic Data Systems, 3.88%, 07/15/23	1,200,000	1,246,500

Computers (3.5%)
Intel Corp., 2.95%, 12/15/35 (b)	160,000	136,600
Intel Corp., 2.95%, 12/15/35	2,045,000	1,745,918

		1,882,518

Consulting Services (1.8%)
FTI Consulting, 3.75%, 07/15/12 (b)	850,000	983,875

Consumer Products (2.0%)
Casual Male Retail Group, Inc., 5.00%, 01/01/24	1,050,000	1,078,875

Cruise Lines (1.6%)
Carnival Corp., 1.13%, 04/29/33	1,215,000	836,831

Diversified Financial Services (6.4%)
American Express Credit Corp., 1.85%, 12/01/33	1,770,000	1,831,949
SLM Corp., 5.05%, 07/25/35	1,580,000	1,599,434

		3,431,383

Electronics (1.5%)
Hutchinson Tech, 2.25%, 03/15/10	850,000	814,938

Health Care (2.0%)
Fisher Scientific International, Inc, 3.25%, 03/01/24	1,000,000	1,091,250

	Shares or Principal Amount	Value

Healthcare – Services (1.1%)
Omnicare, Inc., 3.25%, 12/15/35	$575,000	$564,219

Industrial Goods & Services (3.2%)
Citigroup Funding, Inc., 1.00%, 07/20/12	1,595,000	1,694,688

Insurance (2.6%)
PMI Group, Inc., 2.50%, 07/15/21	1,285,000	1,366,919

Manufacturing (1.6%)
Robbins & Myers, Inc., 8.00%, 01/31/08	800,000	858,000

Media (2.6%)
Walt Disney Co., 2.13%, 04/15/23	1,300,000	1,381,250

Medical Equipment & Supplies (2.0%)
Medtronic, Inc., 1.50%, 04/15/11 (b)	1,070,000	1,060,638

Oil & Gas Exploration Services (1.4%)
Devon Energy Corp., Subordinated Notes, 4.95%, 8/15/08	625,000	748,438

Pharmaceuticals (8.8%)
Axcan Pharma, Inc., 4.25%, 04/15/08	1,070,000	1,120,824
MGI Pharma, Inc., 1.68%, 03/02/24	1,205,000	768,188
Nektar Therapeutics, 3.25%, 09/28/12	710,000	840,463
Wyeth, 4.24%, 01/15/24	1,800,000	1,907,279

		4,636,754

Semiconductors (1.4%)
LSI Logic, 4.00%, 05/15/10	715,000	764,156

Technology (3.3%)
Liberty Media Corp., 3.50%, 01/15/31	1,790,000	1,783,287

Telecommunications (3.1%)
ADC Telecommunications, 5.05%, 06/15/13	985,000	1,039,175
Lucent Technologies, 8.00%, 08/01/31	635,000	639,763

		1,678,938

2006 Semiannual Report	121

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Convertible Fund (Continued)

Convertible Bonds (continued)

	Shares or Principal Amount	Value

Trucking (2.1%)
YRC Worldwide, Inc., 3.38%, 11/25/23	$945,000	$1,117,463

Utility (3.1%)
Centerpoint Energy, Inc., 2.88%, 01/15/24	780,000	799,500
Dominion Resources, Inc., 2.13%, 12/15/23	800,000	855,000

		1,654,500

Total Convertible Bonds		34,881,871

Convertible Preferred Stocks (30.5%)
Automobiles (1.9%)
Ford Motor Co.	37,000	1,031,375

Biotechnology (1.7%)
Amgen, Inc.	13,410	925,236

Building Materials (2.0%)
TXI Capital Trust I	18,590	1,048,011

Chemicals (4.0%)
Celanese Corp.	34,850	1,067,281
Huntsman Corp.	25,350	1,090,050

		2,157,331

Crude Petroleum & Natural Gas (1.2%)
Chesapeake Energy Corp.	6,900	653,775

Diversified Financial Services (2.6%)
Marshall & Ilsley Corp.	52,300	1,392,749

Energy Equipment & Services (2.7%)
Hanover Compress Cap Trust	24,725	1,437,141

Health Care (1.4%)
Healthsouth Corp. (b)	7,250	739,500

Insurance (7.9%)
Genworth Financial, Inc.	31,350	1,137,065
Platinum Underwriters Holdings, Ltd.	33,500	929,625
Reinsurance Group of America, Inc.	11,250	679,219
Travelers Property Casualty	57,415	1,415,279

		4,161,188

Media (2.5%)
Centerpoint Energy, Inc.	40,050	1,346,882

Convertible Preferred Stocks (continued)

	Shares or Principal Amount	Value

Savings & Loans (2.6%)
Sovereign Cap Trust IV	30,750	$1,414,500

Total Convertible Preferred Stocks		16,307,688

Common Stocks (1.1%)
Cruise Lines (0.5%)
Carnival Corp.	6,000	280,920

Health Services (0.6%)
Johnson & Johnson, Inc.	5,000	293,050

Total Common Stocks		573,970

Cash Equivalents (5.1%)

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $2,756,009)	$2,754,946	2,754,946

Total Cash Equivalents		2,754,946

Total Investments (Cost $53,629,917) (a) — 101.9%		54,518,475

Liabilities in excess of other assets — (1.9)%		(996,694)

NET ASSETS — 100.0%		$53,521,781

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

The following is a summary of option activity for the period ended April 30, 2006, by the Fund (amounts in thousands):

Covered Call Options	Shares Subject to Contract	Premiums
Balance at beginning of period	0	$0
Options written	100	10
Options closed	(100)	(10)
Options expired	0	0
Options exercised	0	0
Options outstanding at end of period	0	$0

See notes to financial statements.

122	Semiannual Report 2006

Gartmore High Yield Bond Fund

For the semiannual period ended April 30, 2006, the Gartmore High Yield Bond Fund (Class A at NAV) returned 5.57% versus 4.57% for its benchmark, the Citigroup High Yield Market Index. For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds was 5.10%.

Returns for high-yield securities were aided by a strong U.S. economy and a rising stock market. Although economic growth (as measured by gross domestic product) dipped during the fourth quarter of 2005, it rebounded sharply to almost 5.00% in the first quarter of 2006. Further, the default rate for speculative-grade fixed-income securities remained subdued, adding to the appeal of the high-yield market. Rising interest rates—including four 0.25% increases in the target federal funds rate made by the Federal Reserve Board during the reporting period—did little to dampen returns in the high-yield sector, except for BB-rated securities at the upper end of the high-yield credit quality spectrum, which we significantly underweighted. On the other hand, the Fund carried large overweightings in the B, split-B, CCC and split-CCC categories, which benefited the Fund’s performance. Favorable security selection also played a role in boosting returns in the B, CCC and split-CCC groups.

In terms of industries, two of the Fund’s best contributors were companies involved with container manufacturing and health care. In containers, a key contributor was Solo Cup Co., a maker of plastic cups. Like many of its peers, Solo saw its financial results take a turn for the better in 2006 after a rocky fourth quarter of 2005, when many firms were still recovering from the damage inflicted by last fall’s devastating hurricanes. In health care, Tenet Healthcare Corp. added value, posting a first-quarter profit versus a year-earlier loss. Also aiding Fund returns in the health-care group was Elan Corp., plc, whose prospects improved along with the outlook for its multiple sclerosis drug, Tysabri, jointly developed with Biogen Idec Inc. The Food and Drug Administration is considering whether or not to allow Tysabri back on the market after it was voluntarily removed in February 2005 due to safety concerns.

On the negative side, the retail and auto manufacturing sectors held back the Fund’s results. Not owning high-end retailer The Neiman Marcus Group, Inc., a component of the Fund’s benchmark Index, was detrimental to Fund performance because the company’s high-yield securities performed well. In auto manufacturing, the Fund’s position in General Motors Acceptance Corp. (GMAC) was detrimental. GMAC, the finance unit of automaker General Motors Corp., was sold to a venture capital group with a BB credit rating, disappointing investors who had hoped that a company with an investment-grade rating would step forward as the buyer.

At this juncture, we remain optimistic about the high-yield market. Although we could see a modest deceleration in the pace of economic growth as the Federal Reserve’s interest-rate hikes work their way through the system, we believe that the combination of a fundamentally sound economy, low inflation and robust corporate profitability should create a favorable environment for investing in high-yield securities.

Portfolio Manager:

Karen Bater, CFA

2006 Semiannual Report	123

Fund Performance	Gartmore High Yield Bond Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	5.57%	7.83%	6.31%	3.02%
	w/SC3	1.08%	3.30%	5.39%	2.33%
Class B	w/o SC2	5.22%	7.11%	5.55%	2.28%
	w/SC4	0.22%	2.11%	5.26%	2.28%
Class C5	w/o SC2	5.37%	7.10%	5.55%	2.11%
	w/SC6	4.37%	6.10%	5.55%	2.11%
Class R7,9		5.63%	7.69%	5.80%	2.47%
Institutional Class[8,9]		5.68%	8.07%	6.58%	3.39%
Institutional Service Class[9]		5.79%	8.02%	6.55%	3.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (02/27/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Citigroup High-Yield Market Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. High-Yield Market is an unmanaged index of high-yield debt securities and is a broad market measure.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

124	Semiannual Report 2006

Shareholder Expense Example	Gartmore High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore High Yield Bond		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,055.70	$5.86	1.15%
	Hypothetical[1]	$1,000.00	$1,019.30	$5.77	1.15%
Class B	Actual	$1,000.00	$1,052.20	$9.46	1.86%
	Hypothetical[1]	$1,000.00	$1,015.78	$9.34	1.86%
Class C	Actual	$1,000.00	$1,053.70	$9.47	1.86%
	Hypothetical[1]	$1,000.00	$1,015.78	$9.34	1.86%
Class R	Actual	$1,000.00	$1,056.30	$6.73	1.32%
	Hypothetical[1]	$1,000.00	$1,018.45	$6.63	1.32%
Institutional Service Class	Actual	$1,000.00	$1,057.90	$4.75	0.93%
	Hypothetical[1]	$1,000.00	$1,020.39	$4.67	0.93%
Institutional Class	Actual	$1,000.00	$1,056.80	$4.33	0.85%
	Hypothetical[1]	$1,000.00	$1,020.78	$4.27	0.85%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	125

Portfolio Summary	Gartmore High Yield Bond Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	95.0%
Cash Equivalents	1.5%
Preferred Stocks	0.7%
Yankee Bond	0.7%
Common Stock	0.1%
Warrants	0.0%
Other assets in excess of liabilities	2.0%

100.0%

Top Industries
Oil & Gas	11.2%
Telecommunication Services	9.2%
Chemicals	6.0%
Utilities	5.5%
Cable & Satellite	5.4%
Gaming	5.0%
Healthcare	4.1%
Auto Parts & Equipment	4.1%
Finance	4.1%
Containers	3.6%
Other Assets	41.8%

100.0%

Top Holdings*
WCI Communities, Inc., 9.13%, 5/1/2012	1.6%
Cablevision Systems Corp., 8.00%, 4/15/2012	1.5%
EL Paso Corp., 7.75%, 06/15/10	1.5%
Edison Mission Energy, 9.88%, 4/15/2011	1.3%
Qwest Corp., 8.88%, 03/15/12	1.2%
LBI Media, Inc., 10.13%, 07/15/12	1.2%
Rural Cellular Corp., 9.88%, 02/01/10	1.2%
Charter Communications Holdings LLC, 8.63%, 04/01/09	1.1%
AES Corp., 8.75%, 05/15/13	1.1%
Qwest Communication International, 7.25%, 02/15/11	1.1%
Other Assets	87.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

126	Semiannual Report 2006

Gartmore High Yield Bond Fund

Corporate Bonds (95.0%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Advertising Services (1.6%)
R.H. Donnelley Corp. , 6.88%, 01/15/13	$75,000	$69,750
R.H. Donnelley Corp. 144A, 6.88%, 01/15/13 (c)	100,000	93,000
WDAC Subsidiary Corp., 8.38%, 12/01/14	200,000	198,500

		361,250

Aerospace Defense Equipment (1.3%)
K&F Acquisition, Inc., 7.75%, 11/15/14	45,000	46,013
Sequa Corp., 9.00%, 08/01/09	125,000	134,374
Vought Aircraft Industries, Inc., 8.00%, 07/15/11	125,000	118,438

		298,825

Apparel (1.3%)
Broder Bros Co., 11.25%, 10/15/10	120,000	117,300
Levi Strauss & Co., 9.75%, 01/15/15	165,000	174,075

		291,375

Auto (0.4%)
Hertz Corp., 8.88%, 01/01/14	50,000	53,125
Hertz Corp., 10.50%, 01/01/16	30,000	33,188

		86,313

Auto Parts & Equipment (4.1%)
Affinia Group, Inc., 9.00%, 11/30/14	150,000	133,125
Arvinmeritor, Inc., 8.75%, 03/01/12	85,000	87,231
Dura Operating Corp., 8.63%, 04/15/12	40,000	34,100
Federal-Mogul Corp., 7.50%, 01/15/09	75,000	42,656
Goodyear Tire & Rubber, 9.00%, 07/01/15	125,000	128,750
Rexnord Corp., 10.13%, 12/15/12	150,000	164,625
Tenneco Automotive, Inc., 8.63%, 11/15/14	110,000	111,375
TRW Automotive, Inc., 9.38%, 02/15/13	92,000	98,900
TRW Automotive, Inc., 11.00%, 02/15/13	35,000	38,675

	Shares or Principal Amount	Value

Auto Parts & Equipment (continued)
United Rentals North America, Inc., 7.00%, 02/15/14	$85,000	$81,813

		921,250

Building & Construction (3.1%)
D.R. Horton, Inc., 8.50%, 04/15/12	110,000	116,647
K. Hovnanian Enterprises, 7.75%, 05/15/13	55,000	54,519
Ply Gem Industries, Inc., 9.00%, 02/15/12	175,000	168,438
WCI Communities, Inc., 9.13%, 05/01/12	370,000	371,849

		711,453

Building Products (0.2%)
Maax Holdings, Inc., 0.00%, 12/15/12	75,000	35,250

Building Air Conditioning (0.8%)
Goodman Global Holdings, 7.88%, 12/15/12	175,000	175,000

Cable & Satellite (5.4%)
Adelphia Communications, 0.00%, 01/15/07	40,000	35,200
Adelphia Communications, 0.00%, 10/01/10 (b)	125,000	58,750
Cablevision Systems Corp., 8.00%, 04/15/12	350,000	349,124
CCH I LLC, 11.00%, 10/01/15	165,000	146,850
Charter Communications Holdings LLC, 8.63%, 04/01/09	325,000	260,000
Charter Communications Holdings LLC , 8.38%, 04/30/14 (c)	85,000	85,425
Charter Communications Holdings, Series B, 10.25%, 01/15/10	175,000	120,750
Intelsat Ltd., 7.63%, 04/15/12	185,000	158,638

		1,214,737

Chemicals (6.0%)
BCP Crystal Holdings Corp., 9.63%, 06/15/14	81,000	89,100
Crompton Corp., 9.88%, 08/01/12	55,000	61,600

2006 Semiannual Report	127

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Chemicals (continued)
Equistar Chemical Funding, 10.13%, 09/01/08	$105,000	$112,481
Huntsman Corp., 10.13%, 07/01/09	100,000	101,750
Huntsman International LLC, 11.50%, 07/15/12	100,000	114,500
Huntsman International LLC, 7.38%, 01/01/15	105,000	105,263
IMC Global, Inc., 11.25%, 06/01/11	70,000	74,025
Koppers Industry, Inc., 9.88%, 10/15/13	86,000	94,170
Lyondell Chemical Co., 9.50%, 12/15/08	112,000	116,760
Polyone Corp., 10.63%, 05/15/10	110,000	118,799
Resolution Performance Products, 8.00%, 12/15/09	55,000	57,888
Solutia, Inc., 11.25%, 07/15/09	80,000	79,800
Solutia, Inc., 7.38%, 10/15/27	80,000	68,400
Westlake Chemicals, 6.63%, 01/15/16	175,000	168,437

		1,362,973

Communication & Mobile (2.3%)
American Tower Corp., 7.13%, 10/15/12	175,000	178,500
Intelsat Bermuda Ltd, 8.25%, 01/15/13	85,000	86,594
Rogers Wireless, Inc., 8.00%, 12/15/12	60,000	63,000
Ubiquitel Operating Co., 9.88%, 03/01/11	170,000	186,575

		514,669

Computer Services (1.1%)
Activant Solutions, Inc., 9.50%, 05/01/16	40,000	40,700
Sungard Data Systems, Inc., 9.13%, 08/15/13	50,000	53,375
Sungard Data Systems, Inc., 10.25%, 08/15/15	40,000	43,000
Unigraphics Solutions, Inc., 10.00%, 06/01/12	110,000	120,175

		257,250

	Shares or Principal Amount	Value

Construction Machinery (0.4%)
Case New Holland, Inc., 9.25%, 08/01/11	$85,000	$90,313

Consumer Products & Services (1.5%)
Doane Pet Care Co., 10.75%, 03/01/10	85,000	92,650
Doane Pet Care Co., 10.63%, 11/15/15	50,000	61,000
Iron Mountain, Inc., 7.75%, 01/15/15	85,000	86,275
Sealy Mattress Co., 8.25%, 06/15/14	85,000	89,250

		329,175

Containers (3.6%)
Crown Americas, Inc., 7.63%, 11/15/13	85,000	87,125
Crown Cork & Seal, 8.00%, 04/15/23	175,000	168,875
Owens Brockway Glass Containers, 6.75%, 12/01/14	60,000	57,600
Owens Illinois, Inc., 7.50%, 05/15/10	105,000	105,263
Silgan Holdings, Inc., 6.75%, 11/15/13	50,000	49,500
Solo Cup Co., 8.50%, 02/15/14	240,000	227,999
Stone Container Corp., 9.75%, 02/01/11	75,000	76,688
Tekni-Plex, Inc., 10.88%, 08/15/12	40,000	44,800

		817,850

Cosmetics & Toiletries (0.6%)
Del Laboratories, Inc., 8.00%, 02/01/12	45,000	35,100
Elizabeth Arden, Inc., 7.75%, 01/15/14	110,000	111,925

		147,025

Diversified Manufacturing Operations (0.3%)
Blount, Inc., 8.88%, 08/01/12	55,000	57,200

128	Semiannual Report 2006

Corporate Bonds (continued)

	Shares or Principal Amount	Value

E-Commerce (0.3%)
FTD, Inc., 7.75%, 02/15/14	$73,000	$71,996

Electronics (0.2%)
Itron, Inc., 7.75%, 05/15/12	50,000	51,375

Energy (0.2%)
NRG Energy, Inc., 7.38%, 02/01/16	40,000	40,350

Finance (4.1%)
Atlantic Broadband Finance, 9.38%, 01/15/14	175,000	166,906
E Trade Financial Corp., 7.88%, 12/01/15	50,000	52,500
Ford Motor Credit Co., 8.63%, 11/01/10	200,000	189,176
General Motors Acceptance Corp., 7.00%, 02/01/12	210,000	197,182
General Motors Acceptance Corp., 8.00%, 11/01/31	140,000	132,750
Global Cash Accounting & Finance, 8.75%, 03/15/12	110,000	117,838
Labranche & Co., 9.50%, 05/15/09	60,000	64,200

		920,552

Food & Beverage (1.2%)
Pilgrims Pride Corp, 9.63%, 09/15/11	150,000	156,375
Pilgrims Pride Corp., 9.25%, 11/15/13	50,000	50,500
Stater Bros. Holdings, 8.13%, 06/15/12	75,000	75,000

		281,875

Forestry (0.6%)
Tembec Industries, Inc., 8.50%, 02/01/11	220,000	133,100

Gaming (5.0%)
American Casino & Entertainment, 7.85%, 02/01/12	55,000	56,100
Boyd Gaming Corp., 6.75%, 04/15/14	105,000	103,950
Circus & Eldorado, 10.13%, 03/01/12	55,000	58,850

	Shares or Principal Amount	Value

Gaming (continued)
Hard Rock Hotel, Inc., 8.88%, 06/01/13	$110,000	$118,250
Herbst Gaming, Inc., 8.13%, 06/01/12	200,000	208,000
MGM Mirage, Inc., 9.75%, 06/01/07	170,000	176,375
Park Place Entertainment Corp., 8.13%, 05/15/11	210,000	226,013
Poster Financial Group, 8.75%, 12/01/11	60,000	63,300
Station Casinos, Inc., 6.00%, 04/01/12	130,000	126,425

		1,137,263

Healthcare (4.1%)
Ameripath, Inc., 10.50%, 04/01/13	110,000	116,875
Iasis Healthcare Corp., 8.75%, 06/15/14	50,000	50,500
Team Health, Inc., 11.25%, 12/01/13	175,000	180,250
Tenet Healthcare Corp., 9.88%, 07/01/14	210,000	217,875
Tenet Healthcare Corp., 6.88%, 11/15/31	150,000	123,000
Warner Chilcott Corp., 8.75%, 02/01/15	250,000	248,750

		937,250

Leisure (1.6%)
Gaylord Entertainment Co., 8.00%, 11/15/13	50,000	51,313
Host Marriott LP, 7.13%, 11/01/13	100,000	101,500
Universal City Florida, 8.38%, 05/01/10	100,000	103,000
Vail Resorts, Inc., 6.75%, 02/15/14	105,000	101,456

		357,269

Machinery & Equipment (0.8%)
NMHG Holdings Co., 10.00%, 05/15/09	170,000	179,350

Manufacturing (1.3%)
Maax Corp., 9.75%, 06/15/12	80,000	68,800
Reddy Ice Holdings, Inc., 0.00%, 11/01/12	260,000	214,500

		283,300

2006 Semiannual Report	129

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Media (2.0%)
Canwest Media, Inc., 8.00%, 09/15/12	$115,000	$116,581
LBI Media, Inc., 10.13%, 07/15/12	250,000	268,751
LBI Media, Inc., 0.00%, 10/15/13	85,000	63,856

		449,188

Medical (1.7%)
Angiotech Pharmaceutical, 7.75%, 04/01/14	110,000	110,550
Medquest, Inc., 11.88%, 08/15/12	150,000	123,750
Select Medical Corp., 7.63%, 02/01/15	160,000	144,400

		378,700

Metals & Mining (2.2%)
AK Steel Corp., 7.75%, 06/15/12	95,000	96,188
Century Alumnium Co., 7.50%, 08/15/14	60,000	62,400
Chaparral Steel Co., 10.00%, 07/15/13	55,000	61,600
Ispat Inland ULC, 9.75%, 04/01/14	26,000	29,250
Novelis, Inc., 7.25%, 02/15/15	105,000	101,850
Wise Metals Group, 10.25%, 05/15/12	175,000	140,875

		492,163

Oil & Gas (11.2%)
ANR Pipeline Co., 8.88%, 03/15/10	150,000	159,225
Atlas Pipeline Partners, 8.13%, 12/15/15	50,000	51,625
Cheasapeake Energy, 6.50%, 08/15/17	105,000	100,275
Chesapeake Energy Corp., 6.25%, 01/15/18	80,000	75,800
Denbury Resources, Inc., 7.50%, 12/15/15	50,000	51,250
Dynegy Holdings, Inc., 8.38%, 05/01/16	95,000	94,525
EL Paso Corp., 7.75%, 06/15/10	325,000	333,124
EL Paso Corp., 7.42%, 02/15/37	175,000	165,156
EL Paso Production Holdings, 7.75%, 06/01/13	200,000	206,249
Forest Oil Corp., 8.00%, 06/15/08	40,000	41,250

	Shares or Principal Amount	Value

Oil & Gas (continued)
Giant Industries, 11.00%, 05/15/12	$70,000	$76,825
Giant Industries, 8.00%, 05/15/14	155,000	159,263
KCS Energy Inc., 7.13%, 04/01/12	65,000	65,488
Ocean Rig Norway AS, 8.38%, 07/01/13	115,000	121,325
Petrobras International Finance, 9.13%, 07/02/13	85,000	98,388
Premcor Refining Group, 6.13%, 05/01/11	40,000	40,572
Quicksilver Resources, Inc., 7.13%, 04/01/16	105,000	103,425
Southern Natural Gas, 8.88%, 03/15/10	125,000	132,688
Tesora Corp., 6.25%, 11/01/12	75,000	73,500
Whiting Petroleum Corp., 7.00%, 02/01/14	50,000	49,500
Williams Cos., Inc., 8.13%, 03/15/12	85,000	91,269
Williams Cos., Inc. Series A, 7.50%, 01/15/31	210,000	214,199

		2,504,921

Paper & Forest Products (1.4%)
Appleton Papers, Inc., 9.75%, 06/15/14	105,000	106,050
Boise Cascade LLC, 7.13%, 10/15/14	45,000	42,750
JSG Funding PLC, 7.75%, 04/01/15	85,000	78,625
Newpage Corp., 12.00%, 05/01/13	80,000	86,800

		314,225

Publishing (0.8%)
CBD Media Holdings, 9.25%, 07/15/12	175,000	178,500

Real Estate Development (0.2%)
Ashton Woods USA/Finance, 9.50%, 10/01/15	50,000	47,438

Retail (0.8%)
Finlay Fine Jewerly Corp., 8.38%, 06/01/12	50,000	43,750
Inergy LP Inergy FIN, 8.25%, 03/01/16	50,000	51,375

130	Semiannual Report 2006

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Retail (continued)
Jean Coutu Group PJC, Inc., 8.50%, 08/01/14	$100,000	$93,750

		188,875

Special Purpose Entity (0.2%)
Hughes NTWK/HNS FIN, 9.50%, 04/15/14	45,000	45,844

Technology (1.8%)
Amkor Technology, Inc., 9.25%, 02/15/08	80,000	84,400
Lucent Technologies, 6.45%, 03/15/29	110,000	97,625
Sanmina Sci Corp., 8.13%, 03/01/16	105,000	106,575
Xerox Corp., 7.63%, 06/15/13	125,000	129,063

		417,663

Telecommunication Services (9.2%)
Alamosa Delaware, Inc., 12.00%, 07/31/09	85,000	91,056
Centennial Communication, 10.00%, 01/01/13	75,000	78,000
Centennial Communications Corp., 8.13%, 02/01/14	175,000	180,250
Digicel Ltd., 9.25%, 09/01/12	225,000	237,938
Insight Midwest, 10.50%, 11/01/10	125,000	131,406
Iwo Holdings, Inc., 0.00%, 01/15/15	100,000	75,250
MCI, Inc., 6.91%, 05/01/07	9,000	9,045
Nextel Communications, 8.13%, 07/01/11	200,000	209,500
Nordic Telephone Co., 8.88%, 05/01/16	75,000	77,625
Qwest Communication International, 7.25%, 02/15/11	250,000	251,563
Qwest Corp., 8.88%, 03/15/12	255,000	279,224
Rural Cellular Corp., 9.75%, 01/15/10	160,000	165,000
Rural Cellular Corp., 9.88%, 02/01/10	250,000	265,625

		2,051,482

Theaters (0.3%)
AMC Entertainment Inc., 9.88%, 02/01/12	75,000	75,750

	Shares or Principal Amount	Value

Transportation Services (2.5%)
American Commercial Lines, 9.50%, 02/15/15	$49,000	$54,023
CHC Helicopter Corp., 7.38%, 05/01/14	105,000	106,838
Greenbrier Companies, Inc., 8.38%, 05/15/15	55,000	57,544
PHI, Inc., 7.13%, 04/15/13	225,000	222,749
Quality Distribution, 9.00%, 11/15/10	130,000	122,525

		563,679

Utilities (5.5%)
AES Corp. (c), 8.75%, 05/15/13	235,000	254,387
Allegheny Energy Supply, 8.25%, 04/15/12, (c)	85,000	92,438
Aquila, Inc., 7.63%, 11/15/09	105,000	107,756
CMS Energy Corp., 9.88%, 10/15/07	170,000	179,350
Edison Mission Energy, 7.73%, 06/15/09	70,000	71,663
Edison Mission Energy, 9.88%, 04/15/11	255,000	287,512
Mission Energy Holding, 13.50%, 07/15/08	175,000	198,843
Reliant Resources, Inc., 9.25%, 07/15/10	50,000	50,688

		1,242,637

Waste Management (1.0%)
Allied Waste North America, 7.38%, 04/15/14	105,000	103,425
Allied Waste North America, 7.25%, 03/15/15	110,000	111,925

		215,350

Wholesale Distribution (0.8%)
Aviall, Inc., 7.63%, 07/01/11	80,000	82,000
Buhrmann U.S., Inc., 8.25%, 07/01/14	90,000	93,375

		175,375

Total Corporate Bonds		21,407,378

2006 Semiannual Report	131

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore High Yield Bond Fund (Continued)

Preferred Stocks (0.7%)

	Shares or Principal Amount	Value

Broadcasting (0.5%)
Spanish Broadcasting Systems, Inc., 10.75% 10/15/13	102	111,837

ISP Communication (0.0%)
Rhythms Netconnections, Inc., 6.75% 03/03/12 (b) (c)	1,691	0

Real Estate Investment Trusts (0.2%)
Istar Financial, Inc., 7.80% 09/29/08	2,215	54,954

Total Preferred Stocks		166,791

Yankee Bonds (0.7%)
Paper & Forest Products (0.7%)
Abitibi Consolidated, Inc., 7.75%, 06/15/11	$75,000	74,250
Abitibi Consolidated, Inc., 6.00%, 06/20/13	85,000	76,075

Total Yankee Bonds		150,325

Common Stock (0.1%)
Cellular (0.1%)
Verizon Communications	748	$24,706

Total Common Stock		24,706

Warrants (0.0%)
Fixed Communication (0.0%)
Maxcom Telecommunications SA 04/01/07 (b)	$46	0

ISP Communication (0.0%)
Metricom, Inc. 02/15/10 (b)	676	0

Total Warrants		0

Cash Equivalents (1.5%)

	Shares or Principal Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $346,556),	$346,422	$346,422

Total Cash Equivalents		346,422

Total Investments (Cost $21,861,005) (a) — 98.0%		22,095,622

Other assets in excess of liabilities — 2.0%		539,819

NET ASSETS — 100.0%		$22,635,441

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Security in default.
(c)	Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

132	Semiannual Report 2006

Gartmore Micro Cap Equity Fund

On March 21, 2006, the Fund (Inst. Service Class) was recognized as the best “Small-Cap Core Fund” (among a field of 214 competitors) by Lipper, for the three-year period ended Dec. 31, 2005.

Effective February 28, 2006, the Fund changed its benchmark from the Wilshire Micro-Cap Index to the Russell Microcap Index. Gartmore Mutual Fund Capital Trust (the “Adviser” to the Fund) believes that the Russel Microcap Index more closely reflects the objectives and strategies of the Fund. For additional information on the benchmark change, please see the Fund’s prospectus.

For the semiannual period ended April 30, 2006, the Gartmore Micro Cap Equity Fund (Class A at NAV) returned 25.60% versus 18.51% for its benchmark, the Russell MicrocapTM Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 17.90%.

The financial markets benefited from above-trend economic growth and strength in corporate profits. These factors have led to increased corporate capital spending. Forecasts by market economists and the federal government call for continued economic growth, albeit at a more moderate pace. This backdrop suggests continued earnings growth throughout 2006.

Stock selection served as the dominant driver of outperformance—mostly from holdings in the information technology, energy and industrials sectors. Individual stock performance was led by Sirenza Micro Devices, Inc.; Celadon Trucking Services, Inc.; and SunOpta Inc. These companies benefited from outstanding operational performance and execution of their respective business plans, which resulted in each company enjoying better-than-expected financial results during the reporting period. These three stocks continue to meet our expectations and are among the Fund’s largest holdings.

Detractors from Fund performance came from the materials, telecommunication services and utilities sectors, including such stocks as Youbet.com, Inc.; Health Grades, Inc.; and Kopin Corp. These Fund holdings failed to meet our expectations for projected earnings growth, and we sold them during the reporting period.

Looking ahead, we believe that volatile commodity prices and speculation about the actions of the Federal Reserve Board could create near-term headwinds for the market. These factors not only can lead to higher raw material and borrowing costs for many companies but also—and more important—investor uncertainty. Despite these macroeconomic concerns, we continue to adhere to our bottom-up, fundamental approach to stock selection. Historically, periods of moderating growth have led investors to seek out higher-earnings-quality companies with superior business models. Thus, we anticipate a widening of the gap in earnings between higher-quality companies and their competitors. Historically, it has been in this type of environment that our investment style and process have been most rewarded.

Our strategy remains focused on companies that are of high quality and have sustainable competitive advantages and low financial risk, as well as ones that exhibit greater-than-market earnings growth and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection. Further, we remain focused on our goal of providing investors with superior returns throughout a complete market cycle.

Portfolio Manager:

Carl Wilk, CFP

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Small-Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore competed among 214 small-cap core portfolios to win the award.

Award based on Institutional Services class shares of the Funds. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance that was calculated to win this award.

2006 Semiannual Report	133

Fund Performance	Gartmore Micro Cap Equity Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	25.60%	40.38%	30.06%
	w/SC3	18.38%	32.32%	28.07%
Class B	w/o SC2	25.14%	39.32%	29.09%
	w/SC4	20.14%	34.32%	28.71%
Class C	w/o SC2	25.17%	39.33%	29.13%
	w/SC5	24.17%	38.33%	29.13%
Class R6,7		25.34%	40.05%	29.46%
Institutional Class[7]		25.72%	40.73%	30.37%
Institutional Service Class[7]		25.78%	40.73%	30.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Russell Micro cap Index (new)(a), Wilshire Micro Cap Index (old)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Micro Cap Index (new) is an unmanaged index that measures the performance of the micro cap segment, which represents less than 3% of the U.S. equity market, includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 companies below the Russell 2000 Index, based on a ranking of all U.S. equities by market capitalization.

(b)	The Wilshire Micro Cap Index (old) is a capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Index.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

134	Semiannual Report 2006

Shareholder Expense Example	Gartmore Micro Cap Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Micro Cap Equity Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,256.00	$10.74	1.92%
	Hypothetical	[1]	$1,000.00	$1,015.48	$9.64	1.92%
Class B	Actual		$1,000.00	$1,251.40	$14.46	2.59%
	Hypothetical	[1]	$1,000.00	$1,012.16	$13.00	2.59%
Class C	Actual		$1,000.00	$1,251.70	$14.46	2.59%
	Hypothetical	[1]	$1,000.00	$1,012.16	$13.00	2.59%
Class R	Actual		$1,000.00	$1,253.40	$11.23	2.01%
	Hypothetical	[1]	$1,000.00	$1,015.03	$10.09	2.01%
Institutional Service Class	Actual		$1,000.00	$1,257.80	$8.90	1.59%
	Hypothetical	[1]	$1,000.00	$1,017.12	$7.98	1.59%
Institutional Class	Actual		$1,000.00	$1,257.20	$8.90	1.59%
	Hypothetical	[1]	$1,000.00	$1,017.12	$7.98	1.59%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	135

Portfolio Summary	Gartmore Micro Cap Equity Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	93.1%
Cash Equivalents	6.1%
Other Investments*	27.0%
Liabilities in excess of other assets**	-26.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	9.2%
Retail	5.8%
Electronics	5.1%
Financial	4.9%
Telecommunications	4.8%
Medical Equipment & Supplies	4.3%
Transportation Services	3.8%
Internet	3.8%
Telecommunication Equipment	3.5%
Transportation	3.4%
Other Assets	51.4%

100.0%

Top Holdings***
SunOpta, Inc.	2.3%
Smith Micro Software, Inc.	2.1%
World Acceptance Corp.	1.9%
Sirenza Microdevices, Inc.	1.9%
Radyne ComStream, Inc.	1.8%
TGC Industries, Inc.	1.8%
Medallion Financial Corp.	1.8%
Multi-Color Corp.	1.8%
MC Shipping, Inc.	1.8%
Buffalo Wild Wings, Inc.	1.8%
Other Assets	81.0%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

136	Semiannual Report 2006

Gartmore Micro Cap Equity Fund

Common Stocks (93.1%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Advertising Services (1.5%)
24/7 Real Media, Inc. (b) (c)	195,700	$1,980,484

Auto Parts & Equipment (1.8%)
Impco Technologies, Inc. (b) (c)	320,000	2,316,800

Bank Holdings Companies (3.1%)
Pacific Premier Bancorp, Inc. (b)	125,000	1,456,250
Royal Bancshares of Pennsylvania, Inc., Class A (c)	54,433	1,289,518
Vineyard National Bancorp Co. (c)	50,000	1,396,000

		4,141,768

Business Services (1.5%)
PeopleSupport, Inc. (b)	190,000	2,041,550

Capital Goods (1.0%)
Parlux Fragrances, Inc. (b) (c)	50,000	1,364,000

Computer Software & Services (9.2%)
Indus International, Inc. (b)	600,000	1,956,000
MapInfo Corp. (b)	112,800	1,567,920
Smith Micro Software, Inc. (b)	220,000	2,732,399
SumTotal Systems, Inc. (b) (c)	152,108	1,020,645
TechTeam Global, Inc. (b) (c)	123,373	1,234,964
Tumbleweed Communications Corp. (b)	604,000	1,824,080
Website Pros, Inc. (b)	163,300	1,861,620

		12,197,628

Consulting Services (2.4%)
Perficient, Inc. (b) (c)	140,000	1,703,184
TRX, Inc. (b)	132,500	1,523,750

		3,226,934

Cosmetics (1.3%)
CCA Industries, Inc.	160,000	1,704,000

E-Commerce (0.1%)
eDiets.com, Inc. (b)	17,900	105,610

Electronic Components (1.4%)
NVE Corp. (b) (c)	115,000	1,912,450

Electronics (5.1%)
Cyberoptics Corp. (b) (c)	140,000	2,139,200
Fargo Electronics (b)	70,000	1,293,600

	Shares or Principal Amount	Value

Electronics (continued)
International DisplayWorks, Inc. (b) (c)	350,000	$1,967,000
Peerless Systems Corp. (b)	225,000	1,325,250

		6,725,050

Engineering Services (1.1%)
ENGlobal Corp. (b) (c)	140,000	1,435,000

Financial (4.9%)
FirstCity Financial Corp. (b) (c)	120,000	1,432,800
Medallion Financial Corp.	182,608	2,430,512
World Acceptance Corp. (b)	89,600	2,579,584

		6,442,896

Food Products & Services (2.3%)
SunOpta, Inc. (b) (c)	297,500	3,031,525

Healthcare (2.3%)
Allied Healthcare International, Inc. (b)	280,000	1,304,800
Option Care, Inc. (c)	119,900	1,715,769

		3,020,569

Hotels & Motels (1.1%)
Jameson Inns, Inc. (b) (c)	610,000	1,488,400

Human Resources (1.2%)
Kforce, Inc. (b) (c)	110,000	1,545,500

Insurance (1.0%)
KMG America Corp. (b)	141,480	1,281,809

Insurance Brokers (1.2%)
James River Group, Inc. (b)	60,000	1,579,800

Internet (3.8%)
Aladdin Knowledge Systems (b) (c)	70,000	1,632,400
Health Grades, Inc. (b)	312,500	1,146,875
Imergent, Inc. (b)	185,900	2,227,082

		5,006,357

Machinery (1.3%)
Gehl Co. (b) (c)	49,168	1,764,148

2006 Semiannual Report	137

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Micro Cap Equity Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Medical Equipment & Supplies (4.3%)
Encore Medical Corp. (b) (c)	400,000	$2,191,999
Rockwell Medical Technologies, Inc. (b) (c)	184,838	1,447,282
ThermoGenesis Corp. (b)	509,407	2,103,851

		5,743,132

Medical Laboratories (1.1%)
Bio-Reference Laboratories, Inc. (b) (c)	75,061	1,433,665

Medical Services (0.6%)
NovaMed, Inc. (b)	120,500	848,320

Metal Processors (1.3%)
Sun Hydraulics Corp. (c)	79,800	1,682,184

Motor Vehicle Parts & Accessories (0.9%)
Amerigon, Inc. (b)	158,004	1,181,870

Oil & Gas (1.8%)
TGC Industries, Inc. (b) (c)	172,200	2,441,796

Printing (1.8%)
Multi-Color Corp.	75,000	2,362,050

Research & Development (1.4%)
Kendle International, Inc. (b)	51,100	1,918,805

Restaurants (1.8%)
Buffalo Wild Wings, Inc. (b) (c)	54,000	2,331,720

Retail (5.8%)
Collegiate Pacific, Inc. (c)	165,000	1,834,800
Lenox Group, Inc. (b)	122,371	1,666,693
Sportsman’s Guide, Inc. (The) (b)	75,000	1,974,000
United Retail Group, Inc. (b) (c)	110,000	2,157,100

		7,632,593

Semiconductors (2.8%)
FSI International, Inc. (b) (c)	351,800	1,783,626
Rudolph Technologies, Inc. (b)	119,300	1,977,994

		3,761,620

Services (1.2%)
Providence Service Corp. (b) (c)	50,000	1,566,000

	Shares or Principal Amount	Value

Telecommunication Equipment (3.5%)
Exfo Electro-Optical Engineering, Inc. (b)	272,400	$2,051,172
Sirenza Microdevices, Inc. (b)	239,800	2,537,084

		4,588,256

Telecommunications (4.8%)
Airspan Networks, Inc. (b) (c)	315,800	1,920,064
EFJ, Inc. (b)	196,936	2,012,686
Radyne ComStream, Inc. (b) (c)	160,000	2,446,400

		6,379,150

Transportation (3.4%)
Celadon Group, Inc. (b) (c)	80,200	2,180,638
MC Shipping, Inc. (c)	178,500	2,356,200

		4,536,838

Transportation Services (3.8%)
Dynamex, Inc. (b) (c)	64,400	1,240,344
Frozen Food Express Industries, Inc. (b) (c)	150,000	1,531,500
Marten Transport Ltd. (b)	104,500	2,276,010

		5,047,854

Veterinary Diagnostics (1.3%)
Neogen Corp. (b)	70,343	1,707,225

Wireless Equipment (2.9%)
Globecomm Systems, Inc. (b) (c)	225,000	1,743,750
Relm Wireless Corp. (b)	220,000	2,092,200

		3,835,950

Total Common Stocks		123,311,306

Cash Equivalents (6.1%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $8,078,705	$8,075,589	8,075,589

Total Cash Equivalents		8,075,589

138	Semiannual Report 2006

Short-Term Securities Held as Collateral for Securities Lending (27.0%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$35,709,047	$35,709,047

Total Short-Term Securities Held as Collateral for Securities Lending		35,709,047

Total Investments (Cost $142,370,711) (a) — 126.2%		167,095,942

Liabilities in excess of other assets — (26.2)%		(34,674,319)

NET ASSETS — 100.0%		$132,421,623

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of April 30, 2006.

See notes to financial statements.

2006 Semiannual Report	139

Gartmore U.S. Growth Leaders Long-Short Fund

For the semiannual period ended April 30, 2006, the Gartmore U.S. Growth Leaders Long-Short Fund (Class A at NAV) returned 5.49% versus 2.03% for its benchmark, the Citigroup 3-month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/Short Equity Funds was 7.66%.

The period was characterized by rebounding economic growth, rising equity prices and rising interest rates. In keeping with its mandate to hold inflation in check, the Federal Reserve Board increased its target federal funds rate by four 0.25% increments, which brought the central bank’s overnight lending rate to 4.75%.

During the reporting period, the Fund’s average long position was about 75% of net assets; short positions accounted for approximately 50% of net assets, including leverage. As is typical within a rising market, the Fund’s long positions outperformed its short ones, but the Fund’s absolute performance was aided by holdings in almost every sector, particularly information technology, industrials and financials.

In technology, a top contributor to Fund performance was Broadcom Corp., returning more than 60% on strong results in its networking and wireless semiconductor businesses. The Fund also was helped by holdings in semiconductor equipment maker Cymer, Inc., benefited by healthy demand for chip-manufacturing equipment. The Fund also gained from industrials holding The Boeing Co., which was aided by a robust production cycle for commercial aircraft, driven in part by demand from fast-growing emerging markets. Energy holding Halliburton Co. was another standout performer; the stock advanced on strong demand for energy services and investors’ anticipation of the sale of Halliburton’s engineering and construction division.

Two short positions in ETFs (exchange-traded funds) tied to the Russell 2000® Growth Index and the Russell 1000® Index held back Fund performance. As part of our long-short mandate, we often hold positions designed to dampen the Fund’s downside volatility; these hedging tactics unfortunately reduce Fund profitability when the market rises strongly, as happened during the reporting period.

Fund holding St. Jude Medical, Inc. also was a notable detractor, because the company lost some of its recent market share gains in medical devices. The Fund’s position in security software provider McAfee, Inc. also hurt returns when the stock fell after the company issued a negative preannouncement about its first-quarter results. Programming provider XM Satellite Radio Holdings Inc. also disappointed; rising costs and stiff competition from rival Sirius Satellite Radio Inc. sidetracked XM’s stock.

At period-end, the Fund was net long in relation to the market, primarily through positions in technology and industrials. The Fund is not net short in any sector, but we are becoming uneasy about health care and energy. Health care is beset by poor relative growth and a rash of downward earnings revisions, and geopolitical concerns in the energy sector are keeping the crude oil price at a significantly higher level than is justified by supply and demand. That said, shorting the energy group could be dangerous at this point. We will continue to evaluate how these and other factors will affect the Fund throughout the remainder of 2006.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

140	Semiannual Report 2006

Fund Performance	Gartmore U.S. Growth Leaders Long-Short Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	5.49%	13.46%	1.19%	12.22%
	w/SC4	-0.58%	6.91%	0.00%	11.43%
Class B2	w/o SC3	5.11%	12.63%	0.62%	11.84%
	w/SC5	0.11%	7.63%	0.33%	11.84%
Class C6	w/o SC3	5.08%	12.65%	0.43%	10.41%
	w/SC7	4.08%	11.65%	0.43%	10.41%
Class R8,10		5.37%	13.33%	1.10%	12.16%
Institutional Class[9],10		5.69%	13.77%	1.28%	12.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares in February 27, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares on June 29, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

2006 Semiannual Report	141

Fund Performance	Gartmore U.S. Growth Leaders Long-Short Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Long-Short Fund, the Citigroup 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

142	Semiannual Report 2006

Shareholder Expense Example	Gartmore U.S. Growth Leaders Long-Short Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

U.S. Growth Leaders Long-Short Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,054.90	$13.25	2.60%
	Hypothetical[1]	$1,000.00	$1,012.11	$13.05	2.60%
Class B	Actual	$1,000.00	$1,051.10	$16.94	3.33%
	Hypothetical[1]	$1,000.00	$1,008.49	$16.72	3.33%
Class C	Actual	$1,000.00	$1,050.80	$16.88	3.32%
	Hypothetical[1]	$1,000.00	$1,008.54	$16.67	3.32%
Class R	Actual	$1,000.00	$1,053.70	$14.16	2.78%
	Hypothetical[1]	$1,000.00	$1,011.21	$13.96	2.78%
Institutional Class	Actual	$1,000.00	$1,056.90	$11.78	2.31%
	Hypothetical[1]	$1,000.00	$1,013.54	$11.60	2.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	143

Portfolio Summary	Gartmore U.S. Growth Leaders Long-Short Fund

April 30, 2006	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	69.3%
Cash Equivalents	37.2%
Other assets in excess of liabilities	-6.5%

100.0%

Top Industries
Finance	10.0%
Computer Software & Services	8.5%
Capital Goods & Defense	5.5%
Semiconductors	5.2%
Consumer Cyclical	4.9%
Technology	4.8%
Energy	4.8%
Health Care	4.3%
Consumer Staple	4.2%
Basic Industry & Gold	4.1%
Other Assets	43.7%

100.0%

Top Holdings*
Halliburton Co.	2.5%
Lennar Corp.	1.8%
Gilead Sciences, Inc.	1.8%
Target Corp.	1.8%
Praxair, Inc.	1.8%
PepsiCo, Inc.	1.7%
Freescale Semiconductor, Inc.	1.6%
Penn National Gaming, Inc.	1.6%
Marvel Technology Group Ltd.	1.6%
Republic Services, Inc.	1.6%
Other Assets	82.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

144	Semiannual Report 2006

Portfolio Summary	Gartmore U.S. Growth Leaders Long-Short Fund

April 30, 2006	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	29.9%
Mutual Funds	16.0%

45.9%

Top Industries
Energy	4.9%
Technology	4.8%
Health Care	4.5%
Construction	2.0%
Consumer Cyclical	1.8%
Finance	1.8%
Casinos & Gaming	1.7%
Auto Parts	1.5%
Business Services	1.3%
Metals	1.3%
Other Assets	74.4%

100.0%

Top Holdings
iShares Russell 1000 Index	4.3%
Semiconductor HOLDRs Trust	3.9%
iShares Russell 2000 Growth	3.9%
CA, Inc.	3.0%
Devon Energy Corp.	2.3%
ConocoPhillips	1.9%
HCA, Inc.	1.5%
Nasdaq Biotech Index	1.5%
Lear Corp.	1.5%
Utilities HOLDRs Trust	1.4%
Other Assets	74.8%

100.0%

2006 Semiannual Report	145

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks - Long Positions (c) (69.3%)

	Shares or Principal Amount	Value

Basic Industry & Gold (4.1%)
Inco Ltd. ADR – CA	16,080	$908,038
Praxair, Inc.	26,280	1,475,096
Vulcan Materials Co.	12,330	1,047,557

		3,430,691

Business Services (0.8%)
DiamondCluster International, Inc. (b)	65,100	673,134

Capital Goods & Defense (5.5%)
Boeing Co.	14,620	1,220,039
Emerson Electric Co.	10,200	866,490
Rockwell Collins, Inc.	15,740	900,328
Textron, Inc.	11,650	1,047,918
Williams Scotsman International, Inc. (b)	24,430	600,245

		4,635,020

Casinos & Gambling (3.0%)
Penn National Gaming, Inc. (b)	33,610	1,368,599
Station Casinos, Inc.	14,650	1,129,222

		2,497,821

Computer Equipment (1.5%)
EMC Corp. (b)	91,250	1,232,788

Computer Software & Services (8.5%)
Affiliated Computer Services, Inc. Class A (b)	18,000	1,003,680
BEA Systems, Inc. (b)	61,550	815,538
Hyperion Solutions Corp. (b)	35,700	1,093,133
Red Hat, Inc. (b)	34,540	1,015,131
Tibco Software, Inc. (b)	147,710	1,273,259
Trident Microsystems (b)	23,800	633,080
Webex Communications, Inc. (b)	18,900	668,115
Webmethods, Inc. (b)	72,450	693,347

		7,195,283

Construction (1.8%)
Lennar Corp.	28,260	1,552,322

Consumer Cyclical (4.9%)
Abercrombie & Fitch Co.	10,800	655,884
Best Buy Co., Inc.	14,500	821,570

	Shares or Principal Amount	Value

Consumer Cyclical (continued)
Coach, Inc. (b)	35,860	$1,184,097
Target Corp.	28,050	1,489,455

		4,151,006

Consumer Staple (4.2%)
Coca-Cola Enterprises, Inc.	40,380	788,621
PepsiCo, Inc.	24,920	1,451,341
Procter & Gamble Co.	21,980	1,279,456

		3,519,418

Energy (4.7%)
Apache Corp.	15,000	1,065,750
Halliburton Co.	26,460	2,067,849
Weatherford International Ltd. (b)	16,440	870,169

		4,003,768

Finance (10.0%)
Americredit Corp. (b)	41,740	1,263,887
Annaly Mortgage Management, Inc.	32,750	441,143
Bank of America Corp.	17,200	858,624
Commerce Bancorp, Inc.	31,950	1,288,862
CompuCredit Corp. (b)	19,200	767,040
E*Trade Group, Inc. (b)	32,110	798,897
Legg Mason, Inc.	5,280	625,574
SLM Corp.	15,160	801,661
T. Rowe Price Group, Inc.	9,920	835,165
Zions Bancorp	9,370	777,991

		8,458,844

Health Care (4.3%)
Adolor Corp. (b)	27,500	646,800
Aetna, Inc.	18,190	700,315
Gilead Sciences, Inc. (b)	26,530	1,525,475
Invitrogen Corp. (b)	11,180	737,992

		3,610,582

Hotels (1.2%)
Starwood Hotels & Resorts Worldwide, Inc.	18,080	1,037,430

Media & Services (1.3%)
WMS Industries, Inc. (b)	33,900	1,059,375

146	Semiannual Report 2006

Common Stocks - Long Positions (continued)

	Shares or Principal Amount	Value

Semiconductors (5.2%)
Cymer, Inc. (b)	22,080	$1,141,315
Freescale Semiconductor, Inc. (b)	43,750	1,385,564
National Semiconductor Corp.	34,930	1,047,201
Qualcomm, Inc.	15,560	798,850

		4,372,930

Technology (4.8%)
Business Objectives S.A. ADR – FR (b)	16,360	528,919
Corning, Inc. (b)	44,720	1,235,614
Marvel Technology Group Ltd. (b)	23,030	1,314,782
SiRF Technology Holdings, Inc. (b)	27,110	925,807

		4,005,122

Telecommunications (0.9%)
AudioCodes Ltd. (b)	58,600	798,132

Waste Management (1.6%)
Republic Services, Inc.	29,760	1,309,738

Water Treatment Systems (1.0%)
Nalco Holding Co. (b)	44,660	841,841

Total Common Stocks - Long Positions (c)		58,385,245

Cash Equivalents (37.2%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $31,305,644)	$31,293,570	$31,293,570

Total Cash Equivalents		31,293,570

Total Investments (Cost $87,573,603) (a) — 106.5%		89,678,815

Liabilities in excess of other assets — (6.5)%		(5,450,264)

NET ASSETS — 100.0%		$84,228,551

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All long positions held as collateral for securities sold short.

ADR	American Depositary Receipt
CA	Canada
FR	France

See notes to financial statements.

2006 Semiannual Report	147

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore U.S. Growth Leaders Long-Short Fund (Continued)

Common Stocks - Short Position (29.9%)

	Shares	Value

Airlines (1.0%)
Airtran Holdings, Inc. (b)	60,340	$843,553

Auto Parts (1.5%)
Lear Corp.	52,100	1,228,518

Business Services (1.3%)
Zebra Technologies Corp., Class A (b)	27,050	1,073,615

Casinos & Gaming (1.7%)
Boyd Gaming Corp.	15,950	794,629
Progressive Gaming International Corp. (b)	61,000	664,290

		1,458,919

Construction (2.0%)
Centex Corp.	12,990	722,244
MDC Holdings, Inc.	17,240	996,127

		1,718,371

Consumer Cyclical (1.8%)
Avon Products, Inc.	20,290	661,657
Furniture Brands International, Inc.	36,350	836,050

		1,497,707

E-Commerce (0.6%)
Stamps.com, Inc. (b)	18,250	514,650

Energy (4.9%)
ConocoPhillips	23,990	1,604,931
Devon Energy Corp.	32,190	1,934,941
Peabody Energy Corp.	9,800	625,828

		4,165,700

Finance (1.8%)
Merrill Lynch & Co., Inc.	10,800	823,608
Unumprovident Corp.	32,200	653,982

		1,477,590

Health Care (4.5%)
AmerisourceBergen Corp.	14,700	634,305
Express Scripts, Inc., Class A (b)	12,510	977,531
HCA, Inc.	29,500	1,294,755
Wellpoint, Inc. (b)	12,000	852,000

		3,758,591

	Shares	Value

Metals (1.3%)
Phelps Dodge Corp.	12,400	$1,068,756

Restaurants (0.7%)
Cheesecake Factory, Inc. (The) (b)	18,950	598,062

Technology (4.8%)
CA, Inc.	100,550	2,549,948
Cognos, Inc. ADR – CA (b)	21,850	814,350
Research In Motion Ltd. ADR – CA (b)	10,440	800,017

		4,164,315

Tire & Rubber (1.0%)
Goodyear Tire & Rubber Co. (b)	59,500	833,000

Travel (1.0%)
Royal Caribbean Cruises Ltd.	20,080	839,143

Total Common Stocks - Short Positions		25,240,490

Mutual Funds (16.0%)
Equity Funds (16.0%)
Biotech HOLDRs Trust	4,600	802,700
ishares Russell 1000 Index	50,790	3,627,421
ishares Russell 2000 Growth	41,280	3,284,650
Nasdaq Biotech Index	16,110	1,251,103
Semiconductor HOLDRs Trust	88,290	3,319,704
Utilities HOLDRs Trust	10,280	1,156,294

Total Mutual Funds		13,441,872

Total Investments (Cost $38,431,909) (a) — 45.9%		$38,682,362

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

ADR	American Depositary Receipt
CA	Canada

See notes to financial statements.

148	Semiannual Report 2006

Gartmore Value Opportunities Fund

For the semiannual period ended April 30, 2006, the Gartmore Value Opportunities Fund (Class A at NAV) returned 18.93% versus 18.91% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 17.90%.

Small-capitalization stocks rallied at the end of calendar year 2005 and continued to perform well into 2006. This advance was led primarily by stocks within the materials and industrials sectors as global demand for commodities drove the price of raw materials higher. Such demand helped the miners of commodities as well as many manufacturers of mining-related equipment. Although the costs of raw materials rose, industrial companies were able to absorb the increases and benefited from a strong global economy. Stocks within both sectors also benefited from the rebuilding efforts after the destruction caused by Hurricanes Katrina and Rita.

Historically, we have sought to add value to the Fund through stock selection. Our goal, therefore, is to have the vast majority of Fund returns derive from stock selection. During the reporting period, stock selection in nearly all sectors was positive. The best stock-selection was in the industrials sector, led by Foster Wheeler Ltd., an engineering and construction company that continues to benefit from the global demand for infrastructure improvement.

The information technology sector was the largest detractor from Fund performance. Sales execution issues at SafeNet, Inc. and the loss of a major customer at Dot Hill Systems Corp. caused the stock prices of these companies to decline, thus detracting from Fund performance. These stocks have since been sold from the Fund.

Throughout the reporting period, the stock market rewarded those companies that exhibited strong or improving fundamentals. As 2006 continues, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style should yield favorable results.

Portfolio Managers:

Jeffery Petherick, CFA and Mary Champagne, CFA

2006 Semiannual Report	149

Fund Performance	Gartmore Value Opportunities Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	18.93%	32.87%	10.20%	13.53%
	w/SC3	12.06%	25.23%	8.90%	12.47%
Class B	w/o SC2	18.50%	32.03%	9.49%	12.80%
	w/SC4	13.50%	27.03%	9.21%	12.80%
Class C5	w/o SC2	18.56%	32.03%	9.48%	12.81%
	w/SC6	17.56%	31.03%	9.48%	12.81%
Class R7,9		18.90%	32.84%	9.79%	13.05%
Institutional Class[8,9]		19.18%	33.36%	10.49%	13.84%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

150	Semiannual Report 2006

Shareholder Expense Example	Gartmore Value Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Value Opportunities Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,189.30	$7.76	1.43%
	Hypothetical[1]	$1,000.00	$1,017.91	$7.18	1.43%
Class B	Actual	$1,000.00	$1,185.00	$11.32	2.09%
	Hypothetical[1]	$1,000.00	$1,014.64	$10.49	2.09%
Class C	Actual	$1,000.00	$1,185.60	$11.33	2.09%
	Hypothetical[1]	$1,000.00	$1,014.64	$10.49	2.09%
Class R	Actual	$1,000.00	$1,189.00	$7.92	1.46%
	Hypothetical[1]	$1,000.00	$1,017.76	$7.33	1.46%
Institutional Class	Actual	$1,000.00	$1,191.80	$4.78	0.88%
	Hypothetical[1]	$1,000.00	$1,020.64	$4.42	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	151

Portfolio Summary	Gartmore Value Opportunities Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.0%
Cash Equivalents	6.8%
Other Investments*	13.7%
Liabilities in excess of other assets**	-12.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Commercial Banks	7.8%
Real Estate Investment Trusts	7.1%
Insurance	5.3%
Metals & Mining	5.2%
Machinery	4.0%
Semiconductors & Semiconductor Equipment	3.9%
Specialty Retail	3.2%
Hotels Restaurants & Leisure	3.1%
Electrical Equipment	3.0%
Oil Gas & Consumable Fuels	2.7%
Other Assets	54.7%

100.0%

Top Holdings***
Serologicals Corp.	1.3%
The Hanover Insurance Group, Inc.	1.3%
First Midwest Bancgroup, Inc.	1.2%
IntraLase Corp.	1.1%
Advanta Corp.	1.1%
Dobson Communications Corp.	1.1%
NCI Building Systems, Inc.	1.1%
Placer Sierra Bancshares	1.0%
Beacon Roofing Supply, Inc.	1.0%
TTM Technologies, Inc.	1.0%
Other Assets	88.8%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

152	Semiannual Report 2006

Gartmore Value Opportunities Fund

Common Stocks (92.0%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Aerospace & Defense (0.4%)
United Industrial Corp. (c)	1,000	$65,700

Airlines (1.0%)
Alaska Air Group, Inc. (b)	4,700	178,412

Auto Components (0.7%)
American Axle & Manufacturing Holdings	4,800	84,528
Drew Industries, Inc. (b)	1,300	46,722

		131,250

Building Products (2.2%)
Goodman Global, Inc. (b)	6,050	119,790
NCI Building Systems, Inc. (b)	2,900	188,471
Pw Eagle, Inc. (c)	3,000	91,560

		399,821

Capital Markets (0.9%)
Affiliated Managers Group, Inc. (b) (c)	750	75,975
SWS Group, Inc.	3,400	93,126

		169,101

Chemicals (2.0%)
Airgas, Inc.	2,400	97,080
Minerals Technologies, Inc.	2,100	120,162
OM Group, Inc. (b)	4,800	137,472

		354,714

Commercial Banks (7.8%)
Capital Corp. of the West (c)	3,724	127,100
Colonial Bancgroup, Inc.	6,400	165,952
First Indiana Corp. (c)	5,400	138,024
First Midwest Bancgroup, Inc.	5,800	208,974
First State Bancorp (New Mexico) (c)	6,000	154,620
Greene County Bancshares, Inc.	5,300	164,300
Placer Sierra Bancshares	6,993	185,664
Security Bank Corp. (c)	6,266	140,860
Vineyard National Bancorp Co. (c)	2,900	80,968

		1,366,462

Commercial Services & Supplies (1.8%)
PeopleSupport, Inc. (b)	15,100	162,250
Tetra Tech, Inc. (b)	8,600	167,098

		329,348

	Shares or Principal Amount	Value

Communications Equipment (0.7%)
3Com Corp. (b)	24,500	$132,055

Computers & Peripherals (0.8%)
Infocus Corp. (b)	19,900	96,913
Intergraph Corp. (b)	1,100	48,422

		145,335

Construction & Engineering (0.8%)
Foster Wheeler Ltd. (b)	3,400	151,504

Construction Materials (0.6%)
Texas Industries, Inc.	2,000	113,400

Consumer Finance (1.9%)
Advanta Corp. (c)	5,142	196,219
United PanAm Financial Corp. (b)	4,800	143,952

		340,171

Containers & Packaging (1.2%)
Caraustar Industries, Inc. (b)	7,577	75,088
Silgan Holdings, Inc.	3,410	132,410

		207,498

Diversified Telecommunication Services (1.9%)
Cogent Communications Group, Inc. (b)	7,200	75,960
Covad Communications Group (b)	43,300	108,683
Iowa Telecommunications Services	8,500	153,340

		337,983

Electric Utilities (1.0%)
Cleco Corp.	8,000	180,000

Electrical Equipment (3.0%)
General Cable Corp. (b)	4,700	148,379
Genlyte Group, Inc. (b) (c)	1,320	90,961
Regal-Beloit Corp.	3,700	172,642
Thomas & Betts Corp. (b)	2,000	113,900

		525,882

Electronic Equipment & Instruments (2.1%)
Applied Films Corp (b) (c)	5,300	116,176
Kemet Corp. (b)	6,500	70,265
TTM Technologies, Inc. (b)	11,200	182,112

		368,553

2006 Semiannual Report	153

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Value Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Energy Equipment & Services (2.4%)
Hanover Compressor Co. (b) (c)	8,300	$167,328
Hornbeck Offshore Services, Inc. (b)	4,677	167,951
Tetra Technologies, Inc. (b)	1,700	83,640

		418,919

Food & Staples Retailing (1.3%)
Casey’s General Stores, Inc.	3,700	79,143
Rite Aid Corp. (b)	21,700	97,650
Wild Oats Markets, Inc. (b)	3,400	58,412

		235,205

Food Products (0.5%)
Reddy Ice Holdings, Inc.	3,820	89,770

Gas Utilities (1.0%)
South Jersey Industries, Inc.	6,500	172,770

Health Care Equipment & Supplies (2.6%)
Adeza Biomedical Corp. (b)	6,829	116,981
American Medical Systems Holdings, Inc. (b)	4,300	95,503
Integra Lifesciences Corp. (b) (b)	1,300	54,548
IntraLase Corp. (b) (c)	9,400	201,912

		468,944

Health Care Providers & Services (1.8%)
Bio-Reference Laboratories, Inc. (b)	7,700	147,070
Ventiv Health, Inc. (b)	5,700	171,228

		318,298

Health Care Technology (0.8%)
Per-Se Technologies, Inc. (b)	5,300	148,135

Hotels Restaurants & Leisure (3.1%)
Applebee’s International, Inc.	3,100	71,951
Denny’s Corp. (b)	18,100	89,233
Jack in the Box, Inc. (b)	1,900	79,420
Rare Hospitality International, Inc. (b)	2,500	77,800
Sunterra Corp. (b)	8,600	114,638
Vail Resorts, Inc. (b) (c)	3,000	112,800

		545,842

	Shares or Principal Amount	Value

Household Durables (1.4%)
Champion Enterprises, Inc. (b)	11,000	$167,860
Jarden Corp. (b) (c)	2,550	86,700

		254,560

Insurance (5.3%)
American Equity Investment Life Holding Co. (c)	7,800	105,768
CRM Holdings Ltd. (b)	8,900	94,429
National Financial Partners Corp.	2,200	114,400
Scottish Re Group Ltd.	6,800	157,964
Seabright Insurance Holdings, Inc. (b)	8,030	136,671
The Hanover Insurance Group, Inc.	4,400	232,760
Tower Group, Inc.	3,950	101,436

		943,428

Internet & Catalog Retail (0.8%)
Priceline.com, Inc. (b)	5,800	141,752

Internet Software & Services (1.9%)
Art Technology Group, Inc. (b)	32,200	91,448
Internet Capital Group, Inc. (b)	12,100	113,135
ValueClick, Inc. (b)	8,000	134,800

		339,383

IT Services (0.7%)
Covansys Corp. (b)	7,600	132,240

Leisure Equipment & Products (0.7%)
RC2 Corp. (b)	3,200	126,528

Life Sciences Tools & Services (1.3%)
Serologicals Corp. (b) (c)	7,500	233,400

Machinery (4.0%)
ESCO Technologies, Inc. (b)	3,400	172,380
Federal Signal, Corp.	5,100	95,523
Gardner Denver, Inc. (b)	1,900	141,607
Robbins & Myers, Inc.	3,500	85,050
Trinity Industries, Inc.	1,900	120,650
Watts Water Technologies, Inc., Class A (c)	3,000	102,630

		717,840

154	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Media (1.0%)
Gemstar-TV Guide International, Inc. (b)	31,500	$104,265
Salem Communications Corp. (b)	4,600	70,288

		174,553

Metals & Mining (5.2%)
Aleris International, Inc. (b)	3,200	148,000
Allegheny Technologies, Inc.	2,100	145,614
Century Aluminum Co. (b)	2,200	104,742
Coeur d’Alene Mines Corp. (b) (c)	19,300	134,714
Metal Management, Inc.	4,000	129,800
RTI International Metals, Inc. (b)	2,100	126,294
Stillwater Mining Co. (b) (c)	7,700	130,669

		919,833

Multi-Utilities (1.4%)
Avista Corp. (c)	6,400	134,464
WPS Resources Corp. (c)	2,400	119,976

		254,440

Multiline Retail (0.3%)
Big Lots, Inc. (b) (c)	3,500	50,575

Oil Gas & Consumable Fuels (2.7%)
CNX Gas Corp. (b)	5,000	142,500
Foundation Coal Holdings, Inc.	1,700	86,190
Southwestern Energy Co. (b)	3,100	111,662
Western Refining, Inc.	6,840	138,373

		478,725

Personal Products (0.6%)
Chattem, Inc. (b)	3,100	111,693

Prepackaged Software (0.5%)
Parametric Technology Corp. (b)	6,320	94,421

Real Estate Investment Trusts (7.1%)
American Campus Communities, Inc.	5,800	140,070
Annaly Mortgage Management, Inc.	8,270	111,397
Ashford Hospitality Trust	1,557	18,123
BioMed Realty Trust, Inc.	4,200	116,256
Eagle Hospitality Properties Trust	11,840	106,442
Fieldstone Investment Corp.	11,700	134,550

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
First Industrial Realty Trust (c)	2,600	$102,024
First Potomac Realty Trust	4,100	113,119
JER Investors Trust, Inc.	9,300	150,381
Medical Properties Trust, Inc.	14,390	154,692
Winston Hotels, Inc.	9,800	105,546

		1,252,600

Real Estate Management & Development (0.7%)
Trammell Crow Co. (b)	3,393	132,089

Road & Rail (1.9%)
Old Dominion Freight Line (b)	3,800	122,360
RailAmerica, Inc. (b)	10,713	122,342
Swift Transportation Co., Inc. (b)	3,200	95,840

		340,542

Semiconductors & Semiconductor Equipment (3.9%)
Atmel Corp. (b)	23,200	121,568
Axcelis Technologies, Inc. (b)	21,900	128,991
Cirrus Logic, Inc. (b)	18,000	170,100
Photronics, Inc. (b)	6,000	107,820
Supertex, Inc. (b) (c)	4,200	162,204

		690,683

Specialty Retail (3.2%)
Aeropostale, Inc. (b)	1,800	55,278
AnnTaylor Stores Corp. (b)	3,940	147,080
Hot Topic, Inc. (b)	5,200	77,116
Pier 1 Imports, Inc. (c)	10,400	125,528
Too, Inc. (b)	2,300	88,366
United Auto Group, Inc. (c)	2,000	84,600

		577,968

Thrifts & Mortgage Finance (0.5%)
First Place Financial Corp.	4,200	96,558

Trading Companies & Distributors (1.5%)
Beacon Roofing Supply, Inc. (b) (c)	5,000	185,000
UAP Holding Corp.	4,200	86,773

		271,773

Wireless Telecommunication Services (1.1%)
Dobson Communications Corp. (b)	21,000	189,000

Total Common Stocks		16,419,656

2006 Semiannual Report	155

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Value Opportunities Fund (Continued)

Cash Equivalents (6.8%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $1,211,555)	$1,211,088	$1,211,088

Total Cash Equivalents		1,211,088

Short-Term Securities Held as Collateral for Securities Lending (13.7%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$2,446,687	$2,446,687

Total Short-Term Securities Held as Collateral for Securities Lending		2,446,687

Total Investments (Cost $17,846,915) (a) — 112.5%		20,077,431

Liabilities in excess of other assets — (12.5)%		(2,232,554)

NET ASSETS — 100.0%		$17,844,877

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	All or part of the security was on loan as of April 30, 2006.

See notes to financial statements.

156	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Convertible Fund	Gartmore High Yield Bond Fund	Gartmore Micro Cap Equity Fund
Assets:
Investments, at value (cost $50,874,971; $21,514,583 and $134,295,122; respectively)	$51,763,529	$21,749,200	$159,020,353
Repurchase agreements, at cost and value	2,754,946	346,422	8,075,589

Total Investments	54,518,475	22,095,622	167,095,942

Cash	398,777	157,625	832,332
Interest and dividends receivable	371,941	522,152	76,998
Receivable for capital shares issued	5,228	6,462	227,769
Receivable for investments sold	700,385	45,600	1,107,212
Receivable from adviser	–	3,396	–
Prepaid expenses and other assets	416	3,944	12,437

Total Assets	55,995,222	22,834,801	169,352,690

Liabilities
Distributions payable	–	12,464	–
Payable to adviser	890	–	3,953
Payable for investments purchased	2,426,796	156,250	727,406
Payable for capital shares redeemed	1,895	8,821	219,357
Payable for return of collateral received for securities on loan	–	–	35,709,047
Accrued expenses and other payables
Investment advisory fees	28,495	10,228	135,161
Fund administration and transfer agent fees	3,458	2,811	30,031
Distribution fees	2,991	2,208	54,788
Administrative services fees	1	6,234	5,906
Other	8,915	344	45,418

Total Liabilities	2,473,441	199,360	36,931,067

Net Assets	$53,521,781	$22,635,441	$132,421,623

Represented by:
Capital	$51,094,959	$58,049,075	$88,424,248
Accumulated net investment income (loss)	182,656	1	(780,239)
Accumulated net realized gains (losses) from investment transactions	1,355,608	(35,648,252)	20,052,383
Net unrealized appreciation (depreciation) on investments	888,558	234,617	24,725,231

Net Assets	$53,521,781	$22,635,441	$132,421,623

See notes to financial statements.

2006 Semiannual Report	157

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore Convertible Fund		Gartmore High Yield Bond Fund		Gartmore Micro Cap Equity Fund
Net Assets:
Class A Shares	$2,006,026		$2,752,878		$68,466,827
Class B Shares	219,991		648,384		8,654,779
Class C Shares	2,882,754		1,317,753		40,887,283
Class R Shares	1,138		1,139		1,551
Institutional Service Class Shares	311,146		16,102,412		345,083
Institutional Class Shares	48,100,726		1,812,875		14,066,100

Total	$53,521,781		$22,635,441		$132,421,623

Shares outstanding (unlimited number of shares authorized)
Class A Shares	190,564		401,111		2,708,008
Class B Shares	21,018		94,627		352,993
Class C Shares	275,130		192,163		1,666,007
Class R Shares	109		166		63
Institutional Service Class Shares	29,577		2,327,350		13,512
Institutional Class Shares	4,572,534		261,993		550,719

Total	5,088,932		3,277,410		5,291,302

Net asset value and redemption price per share:
Class A Shares	$10.53		$6.86		$25.28
Class B Shares (a)	$10.47		$6.85		$24.52
Class C Shares (b)	$10.48		$6.86		$24.54
Class R Shares	$10.48	(c)	$6.85	(c)	$24.81	(c)
Institutional Service Class Shares	$10.52		$6.92		$25.54
Institutional Class Shares	$10.52		$6.92		$25.54

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.17		$7.16		$26.82

Maximum Sales Charge — Class A Shares	5.75%		4.25%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

158	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
Assets:
Investments, at value (cost $56,280,033 and $16,635,827; respectively)	$58,385,245	$18,866,343
Repurchase agreements, at cost and value	31,293,570	1,211,088

Total Investments	89,678,815	20,077,431

Deposits with broker for securities sold short	31,672,200	–
Interest and dividends receivable	205,066	10,354
Receivable for capital shares issued	403,034	26,799
Receivable for investments sold	13,130,422	387,544
Receivable from adviser	–	3,582
Prepaid expenses and other assets	7,802	12,204

Total Assets	135,097,339	20,517,914

Liabilities
Securities sold short, at value (proceeds $38,431,909 and $0; respectively)	38,682,362	–
Payable to adviser	4,320	–
Payable for investments purchased	11,871,160	181,254
Payable for capital shares redeemed	114,906	355
Payable for return of collateral received	–	2,446,687
Accrued expenses and other payables
Investment advisory fees	101,703	10,156
Fund administration and transfer agent fees	9,771	4,305
Distribution fees	33,771	5,805
Administrative services fees	4,792	10,157
Other	46,003	14,318

Total Liabilities	50,868,788	2,673,037

Net Assets	$84,228,551	$17,844,877

Represented by:
Capital	$97,988,778	$14,268,377
Accumulated net investment income (loss)	175,510	(9,071)
Accumulated net realized gains (losses) from investments	(15,790,494)	1,355,055
Net unrealized appreciation (depreciation) on investments	1,854,757	2,230,516

Net Assets	$84,228,551	$17,844,877

See notes to financial statements.

2006 Semiannual Report	159

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore U.S. Growth Leaders Long-Short Fund		Gartmore Value Opportunities Fund
Net Assets:
Class A Shares	$46,037,705		$14,302,362
Class B Shares	913,263		2,789,201
Class C Shares	29,552,268		750,574
Class R Shares	1,143		1,385
Institutional Class Shares	7,724,172		1,355

Total	$84,228,551		$17,844,877

Shares outstanding (unlimited number of shares authorized)
Class A Shares	4,439,456		914,033
Class B Shares	90,575		183,470
Class C Shares	3,856,979		49,524
Class R Shares	112		90
Institutional Class Shares	741,768		85

Total	9,128,890		1,147,202

Net asset value and redemption price per share:
Class A Shares	$10.37		$15.65
Class B Shares (a)	$10.08		$15.20
Class C Shares (b)	$7.66		$15.16
Class R Shares	$10.20	(c)	$15.42	(c)
Institutional Class Shares	$10.41		$15.90	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.00		$16.60

Maximum Sales Charge — Class A Shares	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year
(c)	Due to rounding, Net Asset divided by shares outstanding does not equal the NAV.

See notes to financial statements.

160	Semiannual Report 2006

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Convertible Fund	Gartmore High Yield Bond Fund	Gartmore Micro Cap Equity Fund
INVESTMENT INCOME:
Interest income	$498,192	$1,004,346	$122,584
Dividend income	430,089	8,195	154,973
Income from securities lending	–	–	276,418

Total Income	928,281	1,012,541	553,975

Expenses:
Investment advisory fees	163,036	65,473	779,669
Fund administration and transfer agent fees	28,673	25,602	112,715
Distribution fees Class A	2,567	3,510	83,019
Distribution fees Class B	1,177	3,536	40,716
Distribution fees Class C	15,430	6,631	195,589
Distribution fees Class R	2	2	4
Administrative services fees Class A	–	645	25,266
Administrative services fees Institutional Service Class	–	7,270	–
Registration and filing fees	24,160	22,484	32,445
Trustee fees	814	400	2,020
Other	7,758	7,579	63,787

Total expenses before reimbursed expenses	243,617	143,132	1,335,230
Earnings credit (Note 5)	(1,330)	(180)	(1,016)
Expenses reimbursed	–	(20,173)	–

Total Expenses	242,287	122,779	1,334,214

Net Investment Income (Loss)	685,994	889,762	(780,239)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,366,420	(30,102)	20,175,515
Net realized gains (losses) on options transactions	4,866	–	–

Net realized gains (losses) on investment and options transactions	1,371,286	(30,102)	20,175,515
Net change in unrealized appreciation/depreciation from investments	593,333	458,261	8,765,841

Net realized/unrealized gains (losses) on investments and options	1,964,619	428,159	28,941,356

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,650,613	$1,317,921	$28,161,117

See notes to financial statements.

2006 Semiannual Report	161

Statements of Operations (Continued)

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
INVESTMENT INCOME:
Interest income	$968,709	$15,719
Dividend income	215,982	96,691
Income from securities lending	–	2,699

Total Income	1,184,691	115,109

Expenses:
Investment advisory fees	536,670	55,070
Fund administration and transfer agent fees	57,110	13,836
Distribution fees Class A	51,387	15,461
Distribution fees Class B	4,355	13,300
Distribution fees Class C	118,531	3,515
Distribution fees Class R	2	2
Administrative services fees Class A	4,074	5,370
Dividend expense for securities sold short	183,424	–
Registration and filing fees	17,464	25,365
Printing fees	23,177	15,205
Trustee fees	1,090	248
Other	6,406	3,100

Total expenses before reimbursed expenses	1,003,690	150,472
Earnings credit (Note 5)	(326)	(92)
Expenses reimbursed	–	(26,200)

Total Expenses	1,003,364	124,180

Net Investment Income (Loss)	181,327	(9,071)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,702,654	1,388,166
Net change in unrealized appreciation/depreciation on investments	715,813	1,332,471

Net realized/unrealized gains (losses) on investments	3,418,467	2,720,637

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,599,794	$2,711,566

See notes to financial statements.

162	Semiannual Report 2006

Statements of Changes in Net Assets

April 30, 2006 (Unaudited)

	Gartmore Convertible Fund		Gartmore High Yield Bond Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$685,994	$1,221,748	$889,762	$1,729,238
Net realized gains (losses) on investment and options transactions	1,371,286	474,484	(30,102)	189,291
Net change in unrealized appreciation/depreciation on investments	593,333	471,459	458,261	(1,403,019)

Change in net assets resulting from operations	2,650,613	2,167,691	1,317,921	515,510

Distributions to Class A Shareholders from:
Net investment income	(27,106)	(63,556)	(103,795)	(239,415)
Net realized gains on investments	(3,305)	–	–	–

Distributions to Class B Shareholders from:
Net investment income	(2,161)	(4,809)	(23,801)	(49,100)
Net realized gains on investments	(415)	–	–	–

Distributions to Class C Shareholders from:
Net investment income	(28,124)	(69,633)	(44,571)	(95,312)
Net realized gains on investments	(5,391)	–	–	–

Distributions to Class R Shareholders from:
Net investment income	(15)	(26)	(40)	(77)
Net realized gains on investments	(3)	–	–	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	(4,381)	(8,949)	(667,167)	(1,339,607)
Net realized gains on investments	(517)	–	–	–

Distributions to Institutional Class Shareholders from:
Net investment income	(626,458)	(969,285)	(50,388)	(5,727)
Net realized gains on investments	(70,895)	–	–	–

Change in net assets from shareholder distributions	(768,771)	(1,116,258)	(889,762)	(1,729,238)

Change in net assets from capital transactions	3,858,184	11,667,574	(1,845,726)	828,746

Change in net assets	5,740,026	12,719,007	(1,417,567)	(384,982)

Net Assets:
Beginning of period	47,781,755	35,062,748	24,053,008	24,437,990

End of period	$53,521,781	$47,781,755	$22,635,441	$24,053,008

Accumulated net investment income (loss)	$182,656	$184,907	$1	$1

See notes to financial statements.

2006 Semiannual Report	163

Statements of Changes in Net Assets

	Gartmore Micro Cap Equity Fund		Gartmore U.S. Growth Leaders Long-Short Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(780,239)	$(2,185,672)	$181,327	$(159,372)
Net realized gains (losses) on investment and options transactions	20,175,515	8,767,558	2,702,654	2,626,065
Net change in unrealized appreciation/depreciation on investments	8,765,841	6,799,515	715,813	488,936

Change in net assets resulting from operations	28,161,117	13,381,401	3,599,794	2,955,629

Distributions to Class A Shareholders from:
Net investment income	–	–	–	(796,091)
Net realized gains on investments	(4,008,351)	(1,846,386)	–	–

Distributions to Class B Shareholders from:
Net investment income	–	–	–	(18,985)
Net realized gains on investments	(498,374)	(163,298)	–	–

Distributions to Class C Shareholders from:
Net investment income	–	–	–	(256,975)
Net realized gains on investments	(2,424,646)	(853,621)	–	–

Distributions to Class R Shareholders from:
Net investment income	–	–	–	(32)
Net realized gains on investments	(83)	(23)	–	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	–	–	–
Net realized gains on investments	(14,885)	(2,437)	–	–

Distributions to Institutional Class Shareholders from:
Net investment income	–	–	–	(30,947)
Net realized gains on investments	(556,449)	(59,761)	–	–

Change in net assets from shareholder distributions	(7,502,788)	(2,925,526)	–	(1,103,030)

Change in net assets from capital transactions	(10,578,550)	(3,422,201)	22,736,900	28,002,160

Change in net assets	10,079,779	7,033,674	26,336,694	29,854,759

Net Assets:
Beginning of period	122,341,844	115,308,170	57,891,857	28,037,098

End of period	$132,421,623	$122,341,844	$84,228,551	$57,891,857

Accumulated net investment income (loss)	$(780,239)	$–	$175,510	$(5,817)

See notes to financial statements.

164	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Value Opportunities Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(9,071)	$(7,088)
Net realized gains (losses) on investment and options transactions	1,388,166	5,310,694
Net change in unrealized appreciation/depreciation on investments	1,332,471	(2,049,777)

Change in net assets resulting from operations	2,711,566	3,253,829

Distributions to Class A Shareholders from:
Net investment income	–	(19,254)
Net realized gains on investments	(1,550,143)	(2,094,330)

Distributions to Class B Shareholders from:
Net investment income	–	–
Net realized gains on investments	(361,154)	(468,923)

Distributions to Class C Shareholders from:
Net investment income	–	–
Net realized gains on investments	(92,659)	(121,288)

Distributions to Class R Shareholders from:
Net investment income	–	(2)
Net realized gains on investments	(164)	(187)

Distributions to Institutional Service Class Shareholders from:
Net investment income	–	(6,938)
Net realized gains on investments	–	(2,552,592)

Distributions to Institutional Class Shareholders from:
Net investment income	–	(4)
Net realized gains on investments	(156)	(178)

Change in net assets from shareholder distributions	(2,004,276)	(5,263,696)

Change in net assets from capital transactions	2,611,857	(15,490,924)

Change in net assets	3,319,147	(17,500,791)

Net Assets:
Beginning of period	14,525,730	32,026,521

End of period	$17,844,877	$14,525,730

Accumulated net investment income (loss)	$(9,071)	$–

See notes to financial statements.

2006 Semiannual Report	165

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Convertible Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.09	0.15	(0.32)	(0.17)	(0.14)	–	(0.14)	$9.78	(1.68%	)(g)	$2,988	1.20%	(h)	2.28%	(h)	1.36%	(h)	2.12%	(h)	153.08%
Year Ended October 31, 2005	$9.78	0.30	0.31	0.61	(0.25)	–	(0.25)	$10.14	6.32%		$2,047	1.20%		2.80%		(i	)	(i	)	169.53%
Six Months Ended April 30, 2006 (Unaudited)	$10.14	0.14	0.41	0.55	(0.14)	(0.02)	(0.16)	$10.53	5.39%	(g)	$2,006	1.14%	(h)	2.58%	(h)	(i	)	(i	)	79.43%

Class B Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.35)	(0.25)	(0.11)	–	(0.11)	$9.73	(2.46%	)(g)	$210	1.95%	(h)	1.55%	(h)	2.08%	(h)	1.42%	(h)	153.08%
Year Ended October 31, 2005	$9.73	0.20	0.34	0.54	(0.19)	–	(0.19)	$10.08	5.52%		$253	1.95%		2.05%		(i	)	(i	)	169.53%
Six Months Ended April 30, 2006 (Unaudited)	$10.08	0.11	0.40	0.51	(0.10)	(0.02)	(0.12)	$10.47	5.01%	(g)	$220	1.90%	(h)	1.80%	(h)	(i	)	(i	)	79.43%

Class C Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.34)	(0.24)	(0.11)	–	(0.11)	$9.74	(2.41%	)(g)	$3,253	1.95%	(h)	1.52%	(h)	2.09%	(h)	1.38%	(h)	153.08%
Year Ended October 31, 2005	$9.74	0.21	0.32	0.53	(0.18)	–	(0.18)	$10.09	5.48%		$3,504	1.95%		2.05%		(i	)	(i	)	169.53%
Six Months Ended April 30, 2006 (Unaudited)	$10.09	0.11	0.40	0.51	(0.10)	(0.02)	(0.12)	$10.48	5.00%	(g)	$2,883	1.90%	(h)	1.79%	(h)	(i	)	(i	)	79.43%

Class R Shares
Period Ended October 31, 2004 (e)	$9.66	0.08	0.09	0.17	(0.09)	–	(0.09)	$9.74	1.72%	(g)	$1	1.58%	(h)	1.75%	(h)	1.59%	(h)	1.75%	(h)	153.08%
Year Ended October 31, 2005	$9.74	0.27	0.33	0.60	(0.25)	–	(0.25)	$10.09	6.16%		$1	1.33%		2.67%		(i	)	(i	)	169.53%
Six Months Ended April 30, 2006 (Unaudited)	$10.09	0.12	0.42	0.54	(0.13)	(0.02)	(0.15)	$10.48	5.38%	(g)	$1	1.05%	(h)	2.65%	(h)	(i	)	(i	)	79.43%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.09	0.12	(0.28)	(0.16)	(0.15)	–	(0.15)	$9.78	(0.68%	)(g)	$311	0.95%	(h)	2.28%	(h)	1.10%	(h)	2.13%	(h)	153.08%
Year Ended October 31, 2005	$9.78	0.31	0.32	0.63	(0.28)	–	(0.28)	$10.13	6.50%		$324	0.95%		3.04%		(i	)	(i	)	169.53%
Six Months Ended April 30, 2006 (Unaudited)	$10.13	0.16	0.40	0.56	(0.15)	(0.02)	(0.17)	$10.52	5.52%	(g)	$311	0.90%	(h)	2.81%	(h)	(i	)	(i	)

Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.18	(0.25)	(0.07)	(0.15)	–	(0.15)	$9.78	(1.56%	)(g)	$28,299	0.95%	(h)	2.53%	(h)	1.12%	(h)	2.36%	(h)	153.08%
Year Ended October 31, 2005	$9.78	0.30	0.33	0.63	(0.28)	–	(0.28)	$10.13	6.50%		$41,653	0.95%		3.06%		(i	)	(i	)	169.53%
Six Months Ended April 30, 2006 (Unaudited)	$10.13	0.14	0.42	0.56	(0.15)	(0.02)	(0.17)	$10.52	5.52%	(g)	$48,101	0.89%	(h)	2.83%	(h)	(i	)	(i	)	79.43%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(e) For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(f) For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(g) Not annualized.
(h)Annualized.
(i) There were no fee reductions during this period.

See notes to financial statements.

166	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore High Yield Bond Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$7.96	0.84	(1.10)	(0.26)	(0.84)	(0.84)	$6.86	(3.59%	)	$2,801	0.95%		11.10%		1.11%		10.94%		83.79%
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)	(0.61)	(0.61)	$5.99	(4.27%	)	$2,002	0.97%		9.20%		1.09%		9.08%		93.27%
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45	(0.56)	(0.56)	$6.88	25.18%		$4,028	1.02%		8.47%		1.10%		8.39%		104.54%
Year Ended October 31, 2004	$6.88	0.51	0.20	0.71	(0.51)	(0.51)	$7.08	10.65%		$4,027	1.03%		7.34%		1.20%		7.17%		77.13%
Year Ended October 31, 2005	$7.08	0.50	(0.34)	0.16	(0.50)	(0.50)	$6.74	2.23%		$2,687	1.13%		7.13%		1.35%		6.92%		72.82%
Six Months Ended April 30, 2006 (Unaudited)	$6.74	0.25	0.12	0.37	(0.25)	(0.25)	$6.86	5.57%	(g)	$2,753	1.15%	(h)	7.40%	(h)	1.32%	(h)	7.23%	(h)	35.32%

Class B Shares
Year Ended October 31, 2001	$7.96	0.78	(1.10)	(0.32)	(0.78)	(0.78)	$6.86	(4.31%	)	$244	1.70%		10.35%		2.43%		9.62%		83.79%
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)	(0.56)	(0.56)	$5.98	(5.11%	)	$355	1.70%		8.46%		1.83%		8.33%		93.27%
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41	(0.52)	(0.52)	$6.87	24.36%		$764	1.69%		7.81%		1.78%		7.73%		104.54%
Year Ended October 31, 2004	$6.87	0.46	0.20	0.66	(0.46)	(0.46)	$7.07	9.92%		$734	1.70%		6.63%		1.89%		6.45%		77.13%
Year Ended October 31, 2005	$7.07	0.45	(0.34)	0.11	(0.45)	(0.45)	$6.73	1.55%		$760	1.81%		6.46%		2.01%		6.26%		72.82%
Six Months Ended April 30, 2006 (Unaudited)	$6.73	0.23	0.12	0.35	(0.23)	(0.23)	$6.85	5.22%	(g)	$648	1.86%	(h)	6.74%	(h)	2.03%	(h)	6.56%	(h)	35.32%

Class C Shares
Period Ended October 31, 2001 (d)	$8.07	0.40	(1.21)	(0.81)	(0.40)	(0.40)	$6.86	(10.15%	)(g)	$5	1.70%	(h)	10.05%	(h)	8.58%	(h)	3.17%	(h)	83.79%
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)	(0.56)	(0.56)	$5.99	(4.96%	)	$53	1.70%		8.55%		1.97%		8.28%		93.27%
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41	(0.52)	(0.52)	$6.88	24.32%		$2,986	1.71%		7.45%		1.77%		7.39%		104.54%
Year Ended October 31, 2004	$6.88	0.46	0.20	0.66	(0.46)	(0.46)	$7.08	9.92%		$1,836	1.71%		6.66%		1.86%		6.51%		77.13%
Year Ended October 31, 2005	$7.08	0.45	(0.35)	0.10	(0.45)	(0.45)	$6.73	1.40%		$1,318	1.80%		6.47%		2.02%		6.26%		72.82%
Six Months Ended April 30, 2006 (Unaudited)	$6.73	0.23	0.13	0.36	(0.23)	(0.23)	$6.86	5.37%	(g)	$1,318	1.86%	(h)	6.73%	(h)	2.03%	(h)	6.56%	(h)	35.32%

Class R Shares
Period Ended October 31, 2004 (e)	$7.00	0.32	0.07	0.39	(0.32)	(0.32)	$7.07	5.73%	(g)	$1	1.32%	(h)	6.89%	(h)	1.55%	(h)	6.66%	(h)	77.13%
Year Ended October 31, 2005	$7.07	0.50	(0.35)	0.15	(0.50)	(0.50)	$6.72	2.05%		$1	1.21%		7.10%		1.45%		6.87%		72.82%
Six Months Ended April 30, 2006 (Unaudited)	$6.72	0.24	0.13	0.37	(0.24)	(0.24)	$6.85	5.63%	(g)	$1	1.32%	(h)	7.22%	(h)	1.32%	(h)	7.22%	(h)	35.32%

Institutional Service Class Shares
Year Ended October 31, 2001	$8.01	0.87	(1.10)	(0.23)	(0.86)	(0.86)	$6.92	(3.19%	)	$85,885	0.70%		11.30%		0.76%		11.24%		83.79%
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)	(0.63)	(0.63)	$6.04	(4.12%	)	$82,967	0.70%		9.38%		0.79%		9.29%		93.27%
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48	(0.58)	(0.58)	$6.94	25.51%		$106,278	0.70%		8.87%		0.78%		8.79%		104.54%
Year Ended October 31, 2004	$6.94	0.53	0.20	0.73	(0.53)	(0.53)	$7.14	10.90%		$17,839	0.71%		7.60%		0.77%		7.53%		77.13%
Year Ended October 31, 2005	$7.14	0.52	(0.35)	0.17	(0.52)	(0.52)	$6.79	2.34%		$18,272	0.86%		7.34%		1.05%		7.14%		72.82%
Six Months Ended April 30, 2006 (Unaudited)	$6.79	0.26	0.13	0.39	(0.26)	(0.26)	$6.92	5.79%	(g)	$16,102	0.93%	(h)	7.57%	(h)	1.10%	(h)	7.40%	(h)	35.32%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$6.90	0.18	0.24	0.42	(0.18)	(0.18)	$7.14	6.10%	(g)	$1	0.71%	(h)	7.44%	(h)	1.24%	(h)	6.91%	(h)	77.13%
Year Ended October 31, 2005	$7.14	0.52	(0.34)	0.18	(0.52)	(0.52)	$6.80	2.54%		$1,015	0.53%		7.54%		0.53%		7.54%		72.82%
Six Months Ended April 30, 2006 (Unaudited)	$6.80	0.26	0.12	0.38	(0.26)	(0.26)	$6.92	5.68%	(g)	$1,813	0.85%	(h)	7.64%	(h)	1.02%	(h)	7.47%	(h)	35.32%

(a) Excludes sales charge.	(e) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (g) Not annualized. (h)Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.

2006 Semiannual Report	167

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Micro Cap Equity Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d) (e)	$10.00	(0.04)	–		(1.32)	(1.36)	–	–	$8.64	(13.60%	)(g)	$310	1.80%	(h)	(1.32%	)(h)	8.73%	(h)	(8.25%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.02)	–		7.29	7.27	–	–	$15.91	84.14%		$17,023	1.82%		(1.32%	)	2.26%		(1.76%	)	104.50%
Year Ended October 31, 2004	$15.91	(0.18)	0.02		3.81	3.65	– (i)	– (i)	$19.56	22.96%		$74,983	1.81%		(1.35%	)	1.82%		(1.37%	)	107.36%
Year Ended October 31, 2005	$19.56	(0.34)	0.02		2.63	2.31	(0.40)	(0.40)	$21.47	11.69%		$68,375	1.86%		(1.31%	)	1.87%		(1.32%	)	108.54%
Six Months Ended April 30, 2006 (Unaudited)	$21.47	(0.13)	–	(i)	5.35	5.22	(1.41)	(1.41)	$25.28	25.60%	(g)	$68,467	1.92%	(h)	(1.03%	)(h)	(j	)	(j	)	47.74%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	–		(1.33)	(1.39)	–	–	$8.61	(13.90%	)(g)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.61	(0.06)	–		7.19	7.13	–	–	$15.74	82.81%		$1,611	2.54%		(2.08%	)	2.99%		(2.52%	)	104.50%
Year Ended October 31, 2004	$15.74	(0.26)	0.02		3.72	3.48	– (i)	– (i)	$19.22	22.13%		$6,403	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Year Ended October 31, 2005	$19.22	(0.46)	0.02		2.55	2.11	(0.40)	(0.40)	$20.93	10.84%		$7,647	2.61%		(2.04%	)	2.62%		(2.06%	)	108.54%
Six Months Ended April 30, 2006 (Unaudited)	$20.93	(0.20)	–	(i)	5.20	5.00	(1.41)	(1.41)	$24.52	25.14%	(g)	$8,655	2.59%	(h)	(1.70%	)(h)	(j	)	(j	)	47.74%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	–		(1.33)	(1.39)	–	–	$8.61	(13.90%	)(g)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.61	(0.05)	–		7.20	7.15	–	–	$15.76	83.04%		$5,609	2.54%		(2.04%	)	2.90%		(2.40%	)	104.50%
Year Ended October 31, 2004	$15.76	(0.24)	0.02		3.70	3.48	– (i)	– (i)	$19.24	22.10%		$30,377	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Year Ended October 31, 2005	$19.24	(0.47)	0.02		2.56	2.11	(0.40)	(0.40)	$20.95	10.83%		$37,980	2.61%		(2.05%	)	2.62%		(2.06%	)	108.54%
Six Months Ended April 30, 2006 (Unaudited)	$20.95	(0.20)	–	(i)	5.20	5.00	(1.41)	(1.41)	$24.54	25.17%	(g)	$40,887	2.59%	(h)	(1.70%	)(h)	(j	)	(j	)	47.74%

Class R Shares
Period Ended October 31, 2004 (f)	$17.38	(0.27)	0.02		2.14	1.89	– (i)	– (i)	$19.27	10.89%	(g)	$1	2.17%	(h)	(1.78%	)(h)	2.17%	(h)	(1.78%	)(h)	107.36%
Year Ended October 31, 2005	$19.27	(0.29)	0.02		2.53	2.26	(0.40)	(0.40)	$21.13	11.61%		$1	1.94%		(1.39%	)	1.94%		(1.39%	)	108.54%
Six Months Ended April 30, 2006 (Unaudited)	$21.13	(0.18)	–	(i)	5.27	5.09	(1.41)	(1.41)	$24.81	25.34%	(g)	$2	2.01%	(h)	(1.24%	)(h)	(j	)	(j	)	47.74%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	–		(1.33)	(1.36)	–	–	$8.64	(13.60%	)(g)	$43	1.55%	(h)	(1.04%	)(h)	7.45%	(h)	(6.94%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.13)	–		7.45	7.32	–	–	$15.96	84.72%		$80	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$15.96	(0.28)	0.02		3.97	3.71	– (i)	– (i)	$19.67	23.26%		$51	1.51%		(1.10%	)	1.52%		(1.11%	)	107.36%
Year Ended October 31, 2005	$19.67	(0.19)	0.02		2.54	2.37	(0.40)	(0.40)	$21.64	11.93%		$225	1.62%		(1.05%	)	1.64%		(1.07%	)	108.54%
Six Months Ended April 30, 2006 (Unaudited)	$21.64	(0.07)	–	(i)	5.38	5.31	(1.41)	(1.41)	$25.54	25.78%	(g)	$345	1.59%	(h)	(0.71%	)(h)	(j	)	(j	)	47.74%

Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	–		(1.33)	(1.36)	–	–	$8.64	(13.60%	)(g)	$1,556	1.55%	(h)	(1.04%	)(h)	7.46%	(h)	(6.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.13)	–		7.45	7.32	–	–	$15.96	84.72%		$2,873	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$15.96	(0.16)	0.02		3.85	3.71	– (i)	– (i)	$19.67	23.26%		$3,493	1.52%		(1.14%	)	1.54%		(1.15%	)	107.36%
Year Ended October 31, 2005	$19.67	(0.22)	0.02		2.58	2.38	(0.40)	(0.40)	$21.65	11.98%		$8,113	1.63%		(1.05%	)	1.65%		(1.07%	)	108.54%
Six Months Ended April 30, 2006 (Unaudited)	$21.65	(0.07)	–	(i)	5.37	5.30	(1.41)	(1.41)	$25.54	25.72%	(g)	$14,066	1.59%	(h)	(0.71%	)(h)	(j	)	(j	)	47.74%

(a) Excludes sales charge. (b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) Not annualized.

(h)Annualized.

(i)  Amount is less than $0.005.

(j)  There were no fee reductions in this period.

(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

168	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Long-Short Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets (Includes Dividend Expense) (m)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Includes Dividend Expense) (b)(m)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Dividend Expense (c)		Portfolio Turnover (d)

Class A Shares
Period Ended June 30, 2002 (e)	$11.14	6.65	–		(6.90)	(0.25)	–	–	–	$10.89	(2.24%	)(j)	$144	1.95%	(k)	122.95%	(k)	2.26%	(k)	122.64%	(k)	0.03%		425%
Year Ended June 30, 2003 (g)	$10.89	(0.08)	–		0.14	0.06	–	–	–	$10.95	0.55%		$29,561	3.47%		(2.04%	)	3.66%		(2.23%	)	0.40%		424%
Period Ended October 31, 2003 (f)	$10.95	(0.07)	–		1.12	1.05	–	–	–	$12.00	9.59%	(j)	$29,468	3.23%	(k)	(1.77%	)(k)	(l	)	(l	)	1.65%		126.69%
Year Ended October 31, 2004	$12.00	0.11	–		0.77	0.88	(3.32)	–	(3.32)	$9.56	9.03%		$24,411	3.27%		(1.65%	)	3.33%		(1.70%	)	0.73%		577.36%
Year Ended October 31, 2005	$9.56	(0.02)	–		0.59	0.57	(0.30)	–	(0.30)	$9.83	6.09%		$33,828	2.81%		(0.18%	)	2.91%		(0.27%	)	0.64%		827.26%
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.03	–	(o)	0.51	0.54	–	–	–	$10.37	5.49%	(j)	$46,038	2.60%	(k)	0.74%	(k)	(l	)	(l	)	0.26%		359.67%

Class B Shares
Period Ended June 30, 2002 (e)	$11.14	(0.07)	–		(0.17)	(0.24)	–	–	–	$10.90	(2.15%	)(j)	$121	2.74%	(k)	(1.45%	)(k)	2.86%	(k)	(1.57%	)(k)	0.03%		425%
Year Ended June 30, 2003 (g)	$10.90	(0.23)	–		0.19	(0.04)	–	–	–	$10.86	(0.37%	)	$141	3.73%		(2.31%	)	4.54%		(3.12%	)	0.40%		424%
Period Ended October 31, 2003 (f)(g)	$10.86	(0.10)	–		1.12	1.02	–	–	–	$11.88	9.39%	(j)	$414	3.98%	(k)	(2.54%	)(k)	(l	)	(l	)	1.65%		126.69%
Year Ended October 31, 2004	$11.88	0.22	–		0.58	0.80	(3.30)	–	(3.30)	$9.38	8.22%		$653	3.89%		(2.30%	)	3.96%		(2.36%	)	1.06%	(n)	577.36%
Year Ended October 31, 2005	$9.38	(0.09)	–		0.58	0.49	(0.28)	–	(0.28)	$9.59	5.33%		$814	3.53%		(0.90%	)	3.62%		(0.99%	)	0.64%		827.26%
Six Months Ended April 30, 2006 (Unaudited)	$9.59	–	–	(o)	0.49	0.49	–	–	–	$10.08	5.11%	(j)	$913	3.33%	(k)	0.01%	(k)	(l	)	(l	)	0.26%		359.67%

Class C Shares
Year Ended June 30, 2001	$27.72	(0.15)	–		(8.43)	(8.58)	–	(9.12)	(9.12)	$10.02	(40.62%	)	$3,102	3.04%		(1.51%	)	3.82%		(2.29%	)	0.09%		143%
Year Ended June 30, 2002	$10.02	(0.66)	–		(0.31)	(0.97)	–	–	–	$9.05	(17.65%	)	$1,819	3.28%		(5.41%	)	3.71%		(5.87%	)	0.03%		425%
Year Ended June 30, 2003	$9.05	(0.19)	–		0.17	(0.02)	–	–	–	$9.03	(0.22%	)	$1,323	3.72%		(2.31%	)	4.54%		(3.13%	)	0.40%		424%
Period Ended October 31, 2003 (f)	$9.03	(0.08)	–		0.93	0.85	–	–	–	$9.88	9.41%	(j)	$1,487	3.98%	(k)	(2.52%	)(k)	(l	)	(l	)	1.65%		126.69%
Year Ended October 31, 2004	$9.88	0.64	–		(0.01)	0.63	(3.30)	–	(3.30)	$7.21	8.20%		$2,641	3.90%		(2.29%	)	3.99%		(2.37%	)	1.06%	(n)	577.36%
Year Ended October 31, 2005	$7.21	(0.05)	–		0.42	0.37	(0.29)	–	(0.29)	$7.29	5.35%		$19,372	3.55%		(0.81%	)	3.65%		(0.91%	)	0.64%		827.26%
Six Months Ended April 30, 2006 (Unaudited)	$7.29	–	–	(o)	0.37	0.37	–	–	–	$7.66	5.08%	(j)	$29,552	3.32%	(k)	0.02%	(k)	(l	)	(l	)	0.26%		359.67%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Indicates the dividend expense charged for the period to average net assets.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.

(f) For the period from July 1, 2003 through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(i)  For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)  Not annualized.

(k) Annualized.

(l)  There were no fee reductions in this period.

(m)The headings on these columns, as reflected in the October 31, 2005 annual report, previously referred to “Ratio of Expenses to Average Net Assets (Excludes Dividend Expense)” and “Ratio of Expenses (Prior to Reimbursements to Average Net Assets (Excludes Dividend Expense)”. These headings have been revised to read “(Includes Dividend Expense)” instead of “(Excludes Dividend Expense)”. Also, the ratios for each class in both columns reported for October 31, 2004 have been revised to reflect the inclusion of dividend expense.

(n) The dividend expense ratio has been revised to reflect the inclusion of the dividend expense for each class for October 31, 2004 and has been calculated on the basis of the Fund as a whole.

(o) Amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	169

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Long-Short Fund (continued)

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets (Includes Dividend Expense) (m)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Includes Dividend Expense) (b)(m)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Dividend Expense (c)		Portfolio Turnover (d)

Class R Shares
Period Ended October 31, 2004 (h)	$9.21	(0.11)	–		0.31	0.20	–	–	–	$9.41	2.17%	(j)	$1	3.32%	(k)	(1.74%	)(k)	3.36%	(k)	(1.78%	)(k)	1.06%	(n)	577.36%
Year Ended October 31, 2005	$9.41	(0.03)	–		0.59	0.56	(0.29)	–	(0.29)	$9.68	6.16%		$1	2.82%		(0.20%	)	2.86%		(0.25%	)	0.64%		827.26%
Six Months Ended April 30, 2006 (Unaudited)	$9.68	0.03	–	(o)	0.49	0.52	–	–	–	$10.20	5.37%	(j)	$1	2.78%	(k)	0.57%	(k)	(l	)	(l	)	0.26%		359.67%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$9.28	(0.02)	–		0.31	0.29	–	–	–	$9.57	3.12%	(j)	$331	2.24%	(k)	(0.52%	)(k)	2.43%	(k)	(0.72%	)(k)	1.06%	(n)	577.36%
Year Ended October 31, 2005	$9.57	(0.05)	–		0.63	0.58	(0.30)	–	(0.30)	$9.85	6.27%		$3,877	2.56%		0.19%		2.67%		0.08%		0.64%		827.26%
Six Months Ended April 30, 2006 (Unaudited)	$9.85	0.04	–	(o)	0.52	0.56	–	–	–	$10.41	5.69%	(j)	$7,724	2.31%	(k)	1.02%	(k)	(l	)	(l	)	0.26%		359.67%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Indicates the dividend expense charged for the period to average net assets.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.

(f) For the period from July 1, 2003 through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(i)  For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)  Not annualized.

(k) Annualized.

(l)  There were no fee reductions in this period.

(m)The headings on these columns, as reflected in the October 31, 2005 annual report, previously referred to “Ratio of Expenses to Average Net Assets (Excludes Dividend Expense)” and “Ratio of Expenses (Prior to Reimbursements to Average Net Assets (Excludes Dividend Expense)”. These headings have been revised to read “(Includes Dividend Expense)” instead of “(Excludes Dividend Expense)”. Also, the ratios for each class in both columns reported for October 31, 2004 have been revised to reflect the inclusion of dividend expense.

(n) The dividend expense ratio has been revised to reflect the inclusion of the dividend expense for each class for October 31, 2004 and has been calculated on the basis of the Fund as a whole.

(o) Amount is less than $0.005.

See notes to financial statements.

170	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Value Opportunities Fund

		Investment Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$12.37	0.10	–		(0.20)	(0.10)	(0.10)	–	(0.10)	$12.17	(0.87%	)	$10,789	1.35%		0.69%		2.07%		(0.03%	)	139.75%
Year Ended October 31, 2002	$12.17	0.05	0.01		(0.98)	(0.92)	(0.05)	(0.15)	(0.20)	$11.05	(7.75%	)	$9,766	1.31%		0.39%		1.48%		0.22%		108.62%
Year Ended October 31, 2003	$11.05	0.03	–		3.42	3.45	(0.03)	–	(0.03)	$14.47	31.32%		$12,156	1.30%		0.20%		1.41%		0.09%		90.02%
Year Ended October 31, 2004	$14.47	–	–		1.55	1.55	(0.01)	–	(0.01)	$16.01	10.72%		$12,244	1.36%		(0.01%	)	1.39%		(0.04%	)	146.98%
Year Ended October 31, 2005	$16.01	–	–		2.07	2.07	(0.02)	(2.89)	(2.91)	$15.17	13.59%		$11,263	1.49%		0.02%		1.85%		(0.34%	)	187.36%
Six Months Ended April 30, 2006 (Unaudited)	$15.17	–	–	(i)	2.59	2.59	–	(2.11)	(2.11)	$15.65	18.93%	(g)	$14,302	1.43%	(h)	0.03%	(h)	1.77%	(h)	(0.31%	)(h)	72.05%

Class B Shares
Year Ended October 31, 2001	$12.36	0.02	–		(0.20)	(0.18)	(0.02)	–	(0.02)	$12.16	(1.45%	)	$2,708	1.95%		0.09%		3.06%		(1.02%	)	139.75%
Year Ended October 31, 2002	$12.16	(0.03)	0.01		(0.98)	(1.00)	(0.01)	(0.15)	(0.16)	$11.00	(8.39%	)	$2,362	1.98%		(0.28%	)	2.22%		(0.52%	)	108.62%
Year Ended October 31, 2003	$11.00	(0.06)	–		3.40	3.34	–	–	–	$14.34	30.39%		$2,641	2.00%		(0.49%	)	2.12%		(0.60%	)	90.02%
Year Ended October 31, 2004	$14.34	(0.11)	–		1.55	1.44	–	–	–	$15.78	10.04%		$2,631	2.01%		(0.66%	)	2.04%		(0.69%	)	146.98%
Year Ended October 31, 2005	$15.78	(0.10)	–		2.05	1.95	–	(2.89)	(2.89)	$14.84	12.90%		$2,592	2.14%		(0.64%	)	2.50%		(0.99%	)	187.36%
Six Months Ended April 30, 2006 (Unaudited)	$14.84	(0.05)	–	(i)	2.52	2.47	–	(2.11)	(2.11)	$15.20	18.50%	(g)	$2,789	2.09%	(h)	(0.63%	)(h)	2.44%	(h)	(0.97%	)(h)	72.05%

Class C Shares
Period Ended October 31, 2001 (d)	$13.08	0.01	–		(0.93)	(0.92)	(0.03)	–	(0.03)	$12.13	(7.08%	)(g)	$108	1.95%	(h)	(0.01%	)(h)	3.29%	(h)	(1.35%	)(h)	139.75%
Year Ended October 31, 2002	$12.13	(0.03)	0.01		(0.97)	(0.99)	(0.01)	(0.15)	(0.16)	$10.98	(8.31%	)	$133	1.99%		(0.30%	)	2.23%		(0.54%	)	108.62%
Year Ended October 31, 2003	$10.98	(0.04)	–		3.37	3.33	–	–	–	$14.31	30.35%		$342	2.00%		(0.56%	)	2.09%		(0.65%	)	90.02%
Year Ended October 31, 2004	$14.31	(0.09)	–		1.53	1.44	–	–	–	$15.75	10.06%		$652	2.01%		(0.67%	)	2.05%		(0.71%	)	146.98%
Year Ended October 31, 2005	$15.75	(0.10)	–		2.04	1.94	–	(2.89)	(2.89)	$14.80	12.86%		$669	2.14%		(0.62%	)	2.51%		(0.99%	)	187.36%
Six Months Ended April 30, 2006 (Unaudited)	$14.80	(0.05)	–	(i)	2.52	2.47	–	(2.11)	(2.11)	$15.16	18.56%	(g)	$751	2.09%	(h)	(0.64%	)(h)	2.44%	(h)	(0.98%	)(h)	72.05%

Class R Shares
Period Ended October 31, 2004 (e)	$15.45	(0.05)	–		0.43	0.38	–	–	–	$15.83	2.46%	(g)	$1	1.60%	(h)	(0.35%	)(h)	1.64%	(h)	(0.39%	)(h)	146.98%
Year Ended October 31, 2005	$15.83	0.01	–		2.06	2.07	(0.03)	(2.89)	(2.92)	$14.98	13.71%		$1	1.61%		0.06%		1.99%		(0.32%	)	187.36%
Six Months Ended April 30, 2006 (Unaudited)	$14.98	–	–	(i)	2.55	2.55	–	(2.11)	(2.11)	$15.42	18.90%	(g)	$1	1.46%	(h)	(0.01%	)(h)	2.13%	(h)	(0.41%	)(h)	72.05%

Institutional Class Shares
Year Ended October 31, 2004 (f)	$16.18	–	–		(0.04)	(0.04)	–	–	–	$16.14	(0.19%	)(g)	$1	1.09%	(h)	0.09%	(h)	1.17%	(h)	0.01%	(h)	146.98%
Year Ended October 31, 2005	$16.14	0.06	–		2.09	2.15	(0.05)	(2.89)	(2.94)	$15.35	13.96%		$1	1.08%		0.39%		1.30%		0.17%		187.36%
Six Months Ended April 30, 2006 (Unaudited)	$15.35	0.02	–	(i)	2.64	2.66	–	(2.11)	(2.11)	$15.90	19.18%	(g)	$1	0.88%	(h)	0.32%	(h)	1.17%	(h)	0.03%	(h)	72.05%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	Amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	171

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005: the redomestication was a change in statutory status and did not affect the operations of the Trust. The trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eighteen (18) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Global Financial Services Fund (“Global Financial Services”)

- Gartmore Global Health Sciences Fund (“Global Health Sciences”)

- Gartmore Global Natural Resources Fund (“Global Natural Resources”)

- Gartmore Global Technology and Communications Fund (“Global Technology and

  Communications”)

- Gartmore Global Utilities Fund (“Global Utilities”)

- Gartmore Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders”)

- Gartmore Nationwide Leaders Fund (“Nationwide Leaders”)

- Gartmore Small Cap Leaders Fund (“Small Cap Leaders”)

- Gartmore U.S. Growth Leaders Fund (“U.S. Growth Leaders”)

- Gartmore Worldwide Leaders Fund (“Worldwide Leaders”)

- Gartmore China Opportunities Fund (“China Opportunities”)

- Gartmore Emerging Markets Fund (“Emerging Markets”)

- Gartmore International Growth Fund (“International Growth”)

- Gartmore Convertible Fund (“Convertible”)

- Gartmore High Yield Bond Fund (“High Yield Bond”)

- Gartmore Micro Cap Equity Fund (“Micro Cap Equity”)

- Gartmore U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short”)

- Gartmore Value Opportunities Fund (“Value Opportunities”)

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

172	Semiannual Report 2006

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

2006 Semiannual Report	173

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

174	Semiannual Report 2006

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(g)	Short Sales

During the period, the U.S. Growth Leaders Long-Short Fund engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

2006 Semiannual Report	175

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

The cash collateral received by the Funds at April 30, 2006, was pooled and invested in the following:

Security Type	Issuer	Value	Maturity Rate	Maturity Date
Bank Note – Floating Rate	Bank of America	$500,000	4.81%	05/01/06
Bank Note – Floating Rate	U.S. Bank N.A.	2,999,140	4.82%	05/02/06
Master Note – Floating	Bank of America CORP (MN)	2,000,000	4.95%	05/01/06
Master Note – Floating	CDC Financial Product Inc.	1,000,000	4.98%	05/01/06
Master Note – Floating	Citigroup Global Markets Inc.	3,000,000	4.95%	05/01/06
Medium Term Note – Floating	BETA Finance Inc.	400,000	4.87%	05/01/06
Medium Term Note – Floating	General Electric Capital Corp.	1,500,129	4.86%	06/08/06
Medium Term Note – Floating	ISLANDSBANKI HF Corp.	1,000,000	5.00%	05/22/06
Medium Term Note – Floating	Unicredito Italiano Bank (IRE) PLC	400,000	4.86%	05/09/06
Repurchase Agreement	Nomura Securities	59,801,629	4.79%	05/01/06

Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2006, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*
Global Health Sciences	$3,786,341	$3,855,693
Global Technology and Communications	158,395	155,675
Mid Cap Growth Leaders	11,011,735	11,236,263
U.S. Growth Leaders	14,566,992	14,810,381
Worldwide Leaders	4,182,678	4,387,152
Micro Cap Equity	34,815,472	35,709,047
Value Opportunities	2,405,302	2,446,687
*	Includes securities and cash collateral

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for High Yield Bond and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

176	Semiannual Report 2006

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Financial Services	$31,091,221	$77,374,461	$(74,235,501)	$3,138,960
Global Health Sciences	30,607,016	1,120,781	(1,063,739)	57,042
Global Natural Resources	46,061,388	5,396,472	(708,064)	4,688,408
Global Technology and Communications	10,045,962	752,042	(530,041)	222,001
Global Utilities	10,191,800	7,063,296	(6,178,108)	885,188
Mid Cap Growth Leaders	47,955,653	5,049,853	(402,351)	4,647,502
Nationwide Leaders	10,792,972	229,670	(358,440)	(128,770)
Small Cap Leaders	21,011,235	2,443,950	(606,378)	1,837,572
U.S. Growth Leaders	176,368,343	11,967,212	(6,402,786)	5,564,426
Worldwide Leaders	45,012,938	220,102,075	(214,650,205)	5,451,870
China Opportunities	18,409,470	27,752,520	(24,733,637)	3,018,883
Emerging Markets	61,405,451	1,167,855,878	(1,153,202,019)	14,653,859
International Growth	26,312,766	251,158,950	(246,535,247)	4,623,703
Convertible	53,672,611	1,728,322	(882,458)	845,864
High Yield Bond	21,906,451	740,049	(550,878)	189,171
Micro Cap Equity	142,554,310	27,519,173	(2,977,541)	24,541,632
U.S. Growth Leaders Long-Short	20,566,027	4,051,017	(5,027,970)	(976,955)
Value Opportunities	17,891,581	2,416,396	(230,546)	2,185,850

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2006 Semiannual Report	177

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

(m)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Global Financial Services		Global Health Sciences		Global Natural Resources
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$7,297,014	$2,116,941	$3,343,977	$6,872,505	$15,034,455	$10,680,867
Dividends reinvested	207,496	136,625	926,863	34,040	1,066,581	9,625
Cost of shares redeemed	(763,401)	(400,441)	(3,286,981)	(3,025,980)	(5,670,896)	(805,016)

	6,741,109	1,853,125	983,859	3,880,565	10,430,140	9,885,476

Class B Shares
Proceeds from shares issued (a)	1,011,811	48,565	138,242	129,644	1,112,353	620,232
Dividends reinvested	66,863	73,769	114,523	6,107	61,453	120
Cost of shares redeemed	(38,421)	(27,739)	(35,296)	(71,992)	(187,974)	(45,110)

	1,040,253	94,595	217,469	63,759	985,832	575,242

Class C Shares
Proceeds from shares issued (a)	2,178,639	407,937	1,010,241	2,336,230	7,604,339	4,707,988
Dividends reinvested	87,939	74,188	27,636	1,371	401,955	221
Cost of shares redeemed	(48,935)	(67,277)	(639,192)	(927,955)	(2,623,220)	(326,016)

	2,217,643	414,848	398,685	1,409,646	5,383,074	4,382,193

Class R Shares
Proceeds from shares issued (a)	77,302	–	100	–	30,893	21,058
Dividends reinvested	68	80	110	6	161	40
Cost of shares redeemed	(102)	–	(101)	–	(1,441)	(163)

	77,268	80	109	6	29,613	20,935

Institutional Service Class Shares
Proceeds from shares issued (a)	326	144	669,242	2,627,578	1,090,115	234,993
Dividends reinvested	66,862	79,497	543,285	28,114	29,104	42
Cost of shares redeemed	(18)	98	(5,734,101)	(2,574,711)	(562,897)	(70,489)

	67,170	79,739	(4,521,574)	80,981	556,322	164,546

Institutional Class Shares
Proceeds from shares issued (a)	6,842,134	6,507,099	4,649,499	3,979,739	3,345,662	2,625,287
Dividends reinvested	413,742	155,329	419,905	6,183	740,565	127,224
Cost of shares redeemed	(1,740,083)	(1,382,017)	(652,011)	(842,304)	(706,755)	(27,205)

	5,515,793	5,280,411	4,417,393	3,143,618	3,379,472	2,725,306

Change in net assets from capital transactions	$15,659,236	$7,722,798	$1,495,941	$8,578,575	$20,764,453	$17,753,698

(a)	Amount includes redemption fees, if any.

178	Semiannual Report 2006

	Global Financial Services		Global Health Sciences		Global Natural Resources
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	500,318	162,896	297,665	611,372	790,695	644,698
Reinvested	14,940	10,433	84,955	3,067	59,686	821
Redeemed	(52,371)	(30,974)	(292,611)	(269,467)	(299,073)	(47,714)

	462,887	142,355	90,009	344,972	551,308	597,805

Class B Shares
Issued	70,524	3,785	12,812	11,814	58,619	39,514
Reinvested	4,922	5,721	10,897	566	3,476	10
Redeemed	(2,649)	(2,236)	(3,227)	(6,741)	(9,702)	(3,263)

	72,797	7,270	20,482	5,639	52,393	36,261

Class C Shares
Issued	154,111	31,898	93,006	213,246	401,164	297,507
Reinvested	6,464	5,754	2,627	127	22,722	19
Redeemed	(3,432)	(5,314)	(58,966)	(80,969)	(142,715)	(21,085)

	157,143	32,338	36,667	132,404	281,171	276,441

Class R Shares
Issued	5,586	–	9	–	1,661	1,190
Reinvested	5	6	10	– (a)	9	3
Redeemed	(7)	–	(9)	–	(70)	(12)

	5,584	6	10	–	1,600	1,181

Institutional Service Class Shares
Issued	– (a)	– (a)	57,909	230,623	56,458	13,232
Reinvested	4,794	6,044	49,211	2,508	1,626	4
Redeemed	– (a)	– (a)	(502,806)	(228,849)	(28,999)	(3,880)

	4,794	6,044	(395,686)	4,282	29,085	9,356

Institutional Class Shares
Issued	469,928	500,181	408,788	350,724	173,540	138,552
Reinvested	29,630	11,847	37,898	551	41,303	10,854
Redeemed	(123,779)	(104,374)	(57,999)	(70,946)	(36,683)	(1,511)

	375,779	407,654	388,687	280,329	178,160	147,895

Total change in shares	1,078,984	595,667	140,169	767,626	1,093,717	1,068,939

(a)	Less than 1 share.

2006 Semiannual Report	179

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Global Technology and Communications		Global Utilities
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$430,922	$960,162	$399,616	$1,667,526
Dividends reinvested	–	–	335,040	59,285
Cost of shares redeemed	(588,314)	(1,047,328)	(456,918)	(759,875)

	(157,392)	(87,166)	277,738	966,936

Class B Shares
Proceeds from shares issued (a)	162,132	102,837	49,540	197,399
Dividends reinvested	–	–	166,180	31,795
Cost of shares redeemed	(31,915)	(178,116)	(34,515)	(36,712)

	130,217	(75,279)	181,205	192,482

Class C Shares
Proceeds from shares issued (a)	20,739	9,558	363,617	1,875,230
Dividends reinvested	–	–	174,581	30,079
Cost of shares redeemed	(3,146)	(57,584)	(593,594)	(3,401,068)

	17,593	(48,026)	(55,396)	(1,495,759)

Class R Shares
Proceeds from shares issued (a)	100	–	102	–
Dividends reinvested	–	–	225	53
Cost of shares redeemed	(102)	–	(100)	–

	(2)	–	227	53

Institutional Service Class Shares
Proceeds from shares issued (a)	1,123,314	2,908,267	1,044	–
Dividends reinvested	–	–	161,382	31,183
Cost of shares redeemed	(4,225,803)	(3,969,476)	–	–

	(3,102,489)	(1,061,209)	162,426	31,183

Institutional Class Shares
Proceeds from shares issued (a)	2,720,230	2,254,450	2,150,619	2,671,571
Dividends reinvested	–	–	365,567	50,767
Cost of shares redeemed	(594,760)	(237,659)	(339,124)	(1,210,150)

	2,125,470	2,016,791	2,177,062	1,512,188

Change in net assets from capital transactions	$(986,603)	$745,111	$2,743,262	$1,207,083

(a)	Amount includes redemption fees, if any.

180	Semiannual Report 2006

	Global Technology and Communications		Global Utilities
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	106,954	272,111	35,478	142,064
Reinvested	–	–	32,365	4,972
Redeemed	(145,077)	(296,153)	(40,596)	(63,338)

	(38,123)	(24,042)	27,247	83,698

Class B Shares
Issued	42,039	29,559	4,693	16,910
Reinvested	–	–	16,286	2,707
Redeemed	(8,184)	(51,316)	(3,191)	(3,053)

	33,855	(21,757)	17,788	16,564

Class C Shares
Issued	5,218	2,824	34,117	160,808
Reinvested	–	–	17,109	2,561
Redeemed	(808)	(16,620)	(54,025)	(294,034)

	4,410	(13,796)	(2,799)	(130,665)

Class R Shares
Issued	26	–	9	–
Reinvested	–	–	22	4
Redeemed	(26)	–	(9)	–

	–	–	22	4

Institutional Service Class Shares
Issued	277,450	805,508	88	–
Reinvested	–	–	15,524	3,220
Redeemed	(1,027,107)	(1,095,352)	–	–

	(749,657)	(289,844)	15,612	3,220

Institutional Class Shares
Issued	656,686	617,938	191,677	221,182
Reinvested	–	–	35,143	4,176
Redeemed	(145,393)	(64,328)	(30,576)	(94,769)

	511,293	553,610	196,244	130,589

Total change in shares	(238,222)	204,171	254,114	103,410

(a)	Amount includes redemption fees, if any.

2006 Semiannual Report	181

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Mid Cap Growth Leaders		Nationwide Leaders		Small Cap Leaders
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Period Ended October 31, 2005 (b)
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,534,684	$3,195,833	$1,574,362	$5,244,155	$2,726,320	$5,807,632
Dividends reinvested	–	–	599,528	128,717	37,483	–
Cost of shares redeemed	(1,469,774)	(3,398,486)	(1,099,821)	(1,798,800)	(1,066,842)	(431,184)

	64,910	(202,653)	1,074,069	3,574,072	1,696,961	5,376,448

Class B Shares
Proceeds from shares issued (a)	196,468	277,323	57,890	293,433	131,405	902,719
Dividends reinvested	–	–	68,334	26,402	1,003	–
Cost of shares redeemed	(502,743)	(805,028)	(17,826)	(18,065)	(1,284)	(28)

	(306,275)	(527,705)	108,398	301,770	131,124	902,691

Class C Shares
Proceeds from shares issued (a)	383,080	378,214	805,300	1,588,219	2,187,233	5,709,006
Dividends reinvested	–	–	159,202	25,378	13,158	–
Cost of shares redeemed	(64,586)	(34,611)	(147,006)	(63,840)	(476,503)	(133,766)

	318,494	343,603	817,496	1,549,757	1,723,888	5,575,240

Class D Shares
Proceeds from shares issued (a)	774,094	415,661	–	–	–	–
Cost of shares redeemed	(1,273,246)	(2,066,348)	–	–	–	–

	(499,152)	(1,650,687)	–	–	–	–

Class R Shares
Proceeds from shares issued (a)	100	–	75	175	76	1,000
Dividends reinvested	–	–	164	77	19	–
Cost of shares redeemed	(101)	–	(75)	(176)	(77)	–

	(1)	–	164	76	18	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	–	–	1,190,408	6,113,110	50,001	1,000
Dividends reinvested	–	–	795,453	201,427	19	–
Cost of shares redeemed	–	–	(8,083,796)	(2,506,086)	–	–

	–	–	(6,097,935)	3,808,451	50,020	1,000

Institutional Class Shares
Proceeds from shares issued (a)	824	15,000,488	–	–	13,805	4,000,743
Dividends reinvested	–	–	150	72	76,326	–
Cost of shares redeemed	(329)	–	–	–	(1,771)	–

	495	15,000,488	150	72	88,360	4,000,743

Change in net assets from capital transactions	$(421,529)	$12,963,046	$(4,097,658)	$9,234,198	$3,690,371	$15,857,122

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

182	Semiannual Report 2006

	Mid Cap Growth Leaders		Nationwide Leaders		Small Cap Leaders
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Period Ended October 31, 2005 (b)
	(Unaudited)		(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	102,768	241,365	114,891	392,591	231,126	583,595
Reinvested	–	–	46,148	9,709	3,553	–
Redeemed	(98,565)	(260,452)	(80,072)	(136,107)	(92,099)	(43,230)

	4,203	(19,087)	80,967	266,193	142,580	540,365

Class B Shares
Issued	14,189	23,005	4,444	22,458	10,816	88,601
Reinvested	–	–	5,387	2,039	96	–
Redeemed	(36,531)	(66,500)	(1,346)	(1,347)	(60)	(3)

	(22,342)	(43,495)	8,485	23,150	10,852	88,598

Class C Shares
Issued	27,735	29,245	60,275	120,520	182,131	577,052
Reinvested	–	–	12,560	1,955	1,255	–
Redeemed	(4,628)	(2,691)	(11,298)	(4,999)	(41,368)	(13,415)

	23,107	26,554	61,537	117,476	142,018	563,637

Class D Shares
Issued	50,397	31,286	–	–	–	–
Redeemed	(83,309)	(157,226)	–	–	–	–

	(32,912)	(125,940)	–	–	–	–

Class R Shares
Issued	7	–	6	13	6	100
Reinvested	–	–	13	6	2	–
Redeemed	(7)	–	(6)	(13)	(6)	–

	–	–	13	6	2	100

Institutional Service Class Shares
Issued	–	–	86,427	460,372	3,855	100
Reinvested	–	–	61,234	15,158	2	–
Redeemed	–	–	(595,800)	(186,564)	–	–

	–	–	(448,139)	288,966	3,857	100

Institutional Class Shares
Issued	–	1,158,301	–	–	843	400,000
Reinvested	–	–	12	5	7,208	–

	–	1,158,301	12	5	8,051	400,000

Total change in shares	(27,944)	996,333	(297,125)	695,796	307,360	1,592,800

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

2006 Semiannual Report	183

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	U.S. Growth Leaders		Worldwide Leaders
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$55,593,080	$63,048,164	$4,452,987	$2,362,146
Dividends reinvested	4,334,360	–	–	109,050
Cost of shares redeemed	(22,248,032)	(13,052,247)	(2,680,205)	(7,302,078)

	37,679,408	49,995,917	1,772,782	(4,830,882)

Class B Shares
Proceeds from shares issued (a)	2,330,520	1,612,378	308,063	196,575
Dividends reinvested	196,011	–	2	252
Cost of shares redeemed	(453,978)	(399,183)	(34,649)	(6,965)

	2,072,553	1,213,195	273,416	189,862

Class C Shares
Proceeds from shares issued (a)	20,170,119	19,890,657	1,407,880	672,330
Dividends reinvested	809,025	–	–	93
Cost of shares redeemed	(2,332,850)	(2,244,937)	(121,029)	(60,011)

	18,646,294	17,645,720	1,286,851	612,412

Class R Shares
Proceeds from shares issued (a)	594,266	635,099	75	175
Dividends reinvested	81	–	–	4
Cost of shares redeemed	(289,929)	(1,924)	(76)	(177)

	304,418	633,175	(1)	2

Institutional Service Class Shares
Proceeds from shares issued (a)	1,993,318	3,648,636	2,774,179	3,594,305
Dividends reinvested	549,931	–	–	6,902
Cost of shares redeemed	(10,890,415)	(3,041,751)	(7,404,957)	(1,465,199)

	(8,347,166)	606,885	(4,630,778)	2,136,008

Institutional Class Shares
Proceeds from shares issued (a)	1,987,667	1,610,464	–	–
Dividends reinvested	126,437	–	–	5
Cost of shares redeemed	(554,595)	(214,343)	–	–

	1,559,509	1,396,121	–	5

Change in net assets from capital transactions	$51,915,016	$71,491,013	$(1,297,730)	$(1,892,593)

(a)	Amount includes redemption fees, if any.

184	Semiannual Report 2006

	U.S. Growth Leaders		Worldwide Leaders
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	5,381,006	6,578,117	436,517	273,057
Reinvested	432,140	–	–	13,170
Redeemed	(2,159,868)	(1,373,410)	(261,772)	(868,127)

	3,653,278	5,204,707	174,745	(581,900)

Class B Shares
Issued	235,058	174,768	30,994	22,463
Reinvested	20,355	–	–	31
Redeemed	(45,745)	(43,686)	(3,587)	(826)

	209,668	131,082	27,407	21,668

Class C Shares
Issued	2,016,083	2,118,509	140,080	78,996
Reinvested	83,491	–	–	11
Redeemed	(233,911)	(241,558)	(11,589)	(7,093)

	1,865,663	1,876,951	128,491	71,914

Class R Shares
Issued	58,717	65,689	7	22
Reinvested	8	–	–	1
Redeemed	(28,001)	(201)	(8)	(22)

	30,724	65,488	(1)	1

Institutional Service Class Shares
Issued	189,941	379,893	279,598	406,743
Reinvested	54,074	–	–	825
Redeemed	(1,043,535)	(322,362)	(693,393)	(172,868)

	(799,520)	57,531	(413,795)	234,700

Institutional Class Shares
Issued	189,000	166,071	–	–
Reinvested	12,396	–	–	1
Redeemed	(53,748)	(21,381)	–	–

	147,648	144,690	–	1

Total change in shares	5,107,461	7,480,449	(83,153)	(253,616)

(a)	Amount includes redemption fees, if any.

2006 Semiannual Report	185

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	China Opportunities		Emerging Markets		International Growth
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$5,164,893	$2,394,876	$17,760,343	$15,138,571	$9,871,602	$4,744,441
Dividends reinvested	165,587	46,813	2,155,360	821,320	16,663	29,882
Cost of shares redeemed	(589,161)	(517,891)	(5,469,394)	(10,965,121)	(5,497,544)	(713,183)

	4,741,319	1,923,798	14,446,309	4,994,770	4,390,721	4,061,140

Class B Shares
Proceeds from shares issued (a)	316,201	356,379	1,083,457	480,941	568,361	100,394
Dividends reinvested	23,104	3,448	400,493	179,085	4,144	19,435
Cost of shares redeemed	(92,366)	(46,127)	(278,325)	(153,766)	(84,967)	(22,369)

	246,939	313,700	1,205,625	506,260	487,538	97,460

Class C Shares
Proceeds from shares issued (a)	2,489,008	1,477,604	3,237,916	2,053,869	3,984,281	178,420
Dividends reinvested	44,225	11,784	121,773	52,700	574	204
Cost of shares redeemed	(669,872)	(189,410)	(728,685)	(582,201)	(55,703)	(46,799)

	1,863,361	1,299,978	2,631,004	1,524,368	3,929,152	131,825

Class R Shares
Proceeds from shares issued (a)	5,099	245	989	7,959	100	–
Dividends reinvested	99	40	155	80	4	11
Cost of shares redeemed	(100)	(235)	(101)	–	(101)	–

	5,098	50	1,043	8,039	3	11

Institutional Service Class Shares
Proceeds from shares issued (a)	50,000	–	1,217	3,589,734	1,437	235
Dividends reinvested	100	43	964,727	308,864	12,457	32,201
Cost of shares redeemed	–	–	(75,644)	(116,941)	(158)	(13)

	50,100	43	890,300	3,781,657	13,736	32,423

Institutional Class Shares
Proceeds from shares issued (a)	1,577	1,972	3,286,365	2,730,614	1,403,840	1,460,894
Dividends reinvested	500,298	219,153	337,760	71,261	6,099	6,631
Cost of shares redeemed	(30)	(894)	(679,989)	(757,787)	(619,237)	(446,718)

	501,845	220,231	2,944,136	2,044,088	790,702	1,020,807

Change in net assets from capital transactions	$7,408,662	$3,757,800	$22,118,417	$12,859,182	$9,611,852	$5,343,666

(a)	Amount includes redemption fees, if any.

186	Semiannual Report 2006

	China Opportunities		Emerging Markets		International Growth
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	359,652	200,989	1,055,462	1,101,653	849,466	506,034
Reinvested	14,538	3,943	141,962	64,514	1,518	3,473
Redeemed	(46,573)	(43,439)	(321,618)	(822,792)	(524,138)	(83,344)

	327,617	161,493	875,806	343,375	326,846	426,163

Class B Shares
Issued	22,433	30,068	67,547	35,794	48,727	12,012
Reinvested	2,041	291	27,337	14,516	391	2,333
Redeemed	(6,437)	(3,913)	(16,729)	(11,697)	(7,385)	(2,680)

	18,037	26,446	78,155	38,613	41,733	11,665

Class C Shares
Issued	176,803	124,492	196,118	150,512	344,505	19,844
Reinvested	3,907	994	8,183	4,211	54	24
Redeemed	(52,971)	(16,502)	(43,268)	(44,446)	(4,969)	(5,614)

	127,739	108,984	161,033	110,277	339,590	14,254

Class R Shares
Issued	327	21	66	542	10	–
Reinvested	9	3	10	7	– (a)	1
Redeemed	(7)	(20)	(6)	–	(9)	–

	329	4	70	549	1 (a)	1

Institutional Service Class Shares
Issued	3,335	–	– (a)	275,886	83	– (a)
Reinvested	9	4	62,447	23,727	1,121	3,702
Redeemed	–	–	(4,317)	(8,771)	– (a)	– (a)

	3,344	4	58,130	290,842	1,204	3,702

Institutional Class Shares
Issued	73	– (a)	190,538	200,450	121,379	159,844
Reinvested	43,886	18,432	21,844	5,453	549	759
Redeemed	– (a)	– (a)	(40,994)	(51,111)	(54,153)	(44,689)

	43,959	18,432	171,388	154,792	67,775	115,914

Total change in shares	521,025	315,363	1,344,582	938,448	777,149	571,699

(a)	Amount less than 1 share.

2006 Semiannual Report	187

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Convertible		High Yield Bond		Micro Cap Equity
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$463,071	$570,170	$902,985	$3,267,190	$3,489,159	$29,351,797
Dividends reinvested	20,848	35,855	87,632	210,984	1,556,599	903,175
Cost of shares redeemed	(600,637)	(1,631,799)	(974,451)	(4,648,334)	(16,102,486)	(44,080,513)

	(116,718)	(1,025,774)	16,166	(1,170,160)	(11,056,728)	(13,825,541)

Class B Shares
Proceeds from shares issued (a)	2,148	54,639	10,670	148,663	435,980	2,228,445
Dividends reinvested	274	442	5,309	14,767	192,762	66,705
Cost of shares redeemed	(44,815)	(18,316)	(140,987)	(99,377)	(956,460)	(1,565,577)

	(42,393)	36,765	(125,008)	64,053	(327,718)	729,573

Class C Shares
Proceeds from shares issued (a)	190,443	1,061,175	165,236	293,017	2,980,687	17,384,877
Dividends reinvested	5,429	10,738	1,066	4,614	706,010	231,756
Cost of shares redeemed	(937,890)	(935,939)	(190,179)	(746,139)	(7,175,448)	(12,515,777)

	(742,018)	135,974	(23,877)	(448,508)	(3,488,751)	5,100,856

Class R Shares
Proceeds from shares issued (a)	–	–	100	–	–	2
Dividends reinvested	16	26	40	83	82	23
Cost of shares redeemed	–	–	(100)	–	(103)	–

	16	26	40	83	(21)	25

Institutional Service Class Shares
Proceeds from shares issued (a)	–	–	1,026,068	2,115,222	57,871	171,187
Dividends reinvested	1,301	2,160	657,743	1,443,956	14,884	2,437
Cost of shares redeemed	(26,007)	(1,029)	(4,170,509)	(2,210,266)	–	(4,201)

	(24,706)	1,131	(2,486,698)	1,348,912	72,755	169,423

Institutional Class Shares
Proceeds from shares issued (a)	14,931,667	25,460,897	933,256	1,030,831	5,271,021	10,111,244
Dividends reinvested	522,754	802,004	50,392	5,738	556,450	59,761
Cost of shares redeemed	(10,670,418)	(13,743,449)	(209,997)	(2,203)	(1,605,558)	(5,767,542)

	4,784,003	12,519,452	773,651	1,034,366	4,221,913	4,403,463

Change in net assets from capital transactions	$3,858,184	$11,667,574	$(1,845,726)	$828,746	$(10,578,550)	$(3,422,201)

(a)	Amount includes redemption fees, if any.

188	Semiannual Report 2006

	Convertible		High Yield Bond		Micro Cap Equity
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	44,403	56,439	132,708	460,085	155,377	1,367,124
Reinvested	2,008	3,556	12,850	30,036	73,286	40,070
Redeemed	(57,719)	(163,536)	(143,073)	(660,047)	(704,643)	(2,056,075)

	(11,308)	(103,541)	2,485	(169,926)	(475,980)	(648,881)

Class B Shares
Issued	208	5,341	1,568	21,233	20,570	105,329
Reinvested	27	44	780	2,111	9,339	3,017
Redeemed	(4,341)	(1,858)	(20,685)	(14,156)	(42,228)	(76,253)

	(4,106)	3,527	(18,337)	9,188	(12,319)	32,093

Class C Shares
Issued	18,300	105,490	24,258	41,604	138,046	829,503
Reinvested	526	1,072	157	653	34,173	10,472
Redeemed	(90,905)	(93,400)	(27,897)	(106,010)	(318,941)	(606,456)

	(72,079)	13,162	(3,482)	(63,753)	(146,722)	233,519

Class R Shares
Issued	–	–	14	–	–	–
Reinvested	1	3	6	12	4	1
Redeemed	–	–	(15)	–	–	–

	1	3	5	12	4	1

Institutional Service Class Shares
Issued	–	–	149,773	297,732	2,430	7,895
Reinvested	126	214	95,701	204,404	695	107
Redeemed	(2,518)	(101)	(607,256)	(310,653)	–	(194)

	(2,392)	113	(361,782)	191,483	3,125	7,808

Institutional Class Shares
Issued	1,436,521	2,517,308	135,964	148,699	218,621	464,797
Reinvested	50,420	79,705	7,323	843	25,966	2,636
Redeemed	(1,025,351)	(1,380,621)	(30,665)	(319)	(68,645)	(270,264)

	461,590	1,216,392	112,622	149,223	175,942	197,169

Total change in shares	371,706	1,129,656	(268,489)	116,227	(455,950)	(178,291)

(a)	Amount includes redemption fees, if any.

2006 Semiannual Report	189

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	U.S. Growth Leaders Long-Short		Value Opportunities
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$16,724,445	$19,462,563	$1,960,773	$2,251,626
Dividends reinvested	–	553,213	1,518,993	2,042,734
Cost of shares redeemed	(6,671,808)	(11,669,614)	(1,026,782)	(4,748,347)

	10,052,637	8,346,162	2,452,984	(453,987)

Class B Shares
Proceeds from shares issued (a)	119,031	357,674	58,196	100,473
Dividends reinvested	–	864	352,738	455,669
Cost of shares redeemed	(63,352)	(220,207)	(306,622)	(461,294)

	55,679	138,331	104,312	94,848

Class C Shares
Proceeds from shares issued (a)	10,534,393	18,472,048	62,285	245,563
Dividends reinvested	–	9,370	42,776	51,746
Cost of shares redeemed	(1,491,527)	(2,349,131)	(50,819)	(243,920)

	9,042,866	16,132,287	54,242	53,389

Class R Shares
Proceeds from shares issued (a)	–	1	100	–
Dividends reinvested	–	32	164	189
Cost of shares redeemed	–	–	(102)	–

	–	33	162	189

Institutional Service Class Shares
Proceeds from shares issued (a)	–	–	–	773,382
Dividends reinvested	–	–	–	2,559,530
Cost of shares redeemed	–	–	–	(18,518,457)

	–	–	–	(15,185,545)

Institutional Class Shares
Proceeds from shares issued (a)	4,275,286	3,980,265	–	–
Dividends reinvested	–	30,947	157	182
Cost of shares redeemed	(689,568)	(625,865)	–	–

	3,585,718	3,385,347	157	182

Change in net assets from capital transactions	$22,736,900	$28,002,160	$2,611,857	$(15,490,924)

(a)	Amount includes redemption fees, if any.

190	Semiannual Report 2006

	U.S. Growth Leaders Long-Short		Value Opportunities
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,651,040	2,069,240	129,285	146,961
Reinvested	–	59,167	110,152	139,332
Redeemed	(654,198)	(1,239,751)	(67,984)	(308,654)

	996,842	888,656	171,453	(22,361)

Class B Shares
Issued	12,000	38,825	3,965	6,890
Reinvested	–	94	26,265	31,644
Redeemed	(6,322)	(23,682)	(21,454)	(30,561)

	5,678	15,237	8,776	7,973

Class C Shares
Issued	1,397,315	2,627,135	4,517	16,605
Reinvested	–	1,342	3,195	3,603
Redeemed	(198,905)	(336,177)	(3,407)	(16,413)

	1,198,410	2,292,300	4,305	3,795

Class R Shares
Issued	–	–	7	–
Reinvested	–	3	12	13
Redeemed	–	–	(7)	–

	–	3	12	13

Institutional Service Class Shares
Issued	–	–	–	48,557
Reinvested	–	–	–	172,941
Redeemed	–	–	–	(1,244,048)

	–	–	–	(1,022,550)

Institutional Class Shares
Issued	417,033	420,898	–	–
Reinvested	–	3,306	11	12
Redeemed	(68,669)	(65,381)	–	–

	348,364	358,823	11	12

Total change in shares	2,549,294	3,555,019	184,557	(1,033,118)

(a)	Amount includes redemption fees, if any.

2006 Semiannual Report	191

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Global Asset Management Trust (“GGAMT”) or Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. In addition, GMF and GGAMT provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that GMF or GGAMT advise. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser
Global Financial Services	GGAMT	Gartmore Global Partners(a)
Global Health Sciences	GMF	n/a
Global Natural Resources	GMF	Gartmore Global Partners(a)
Global Technology and Communications	GMF	n/a
Global Utilities	GGAMT	Gartmore Global Partners(a)
Mid Cap Growth Leaders	GMF	n/a
Nationwide Leaders	GMF	n/a
Small Cap Leaders	GMF	n/a
U.S. Growth Leaders	GMF	n/a
Worldwide Leaders	GGAMT	Gartmore Global Partners(a)
China Opportunities	GMF	Gartmore Global Partners(a)
Emerging Markets	GGAMT	Gartmore Global Partners(a)
International Growth	GGAMT	Gartmore Global Partners(a)
Convertible	GMF	n/a
High Yield Bond	GMF	n/a
Micro Cap Equity	GMF	n/a
U.S Growth Leaders Long-Short	GMF	n/a
Value Opportunities	GMF	NorthPointe Capital, LLC(a)
(a)	Affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreements, each Fund pays the Fund’s respective adviser an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the six months ended April 30, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Global Financial Services (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
Global Health Sciences (1)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.85%	0.85%	—
	On $2 billion and more	0.80%	0.80%	—

Refer to footnote (1) on page 173.

192	Semiannual Report 2006

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Global Natural Resources (1)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%
Global Technology and Communications (1)	Up to $500 million	0.88%	0.88%	—
	$500 million up to $2 billion	0.83%	0.83%	—
	On $2 billion and more	0.78%	0.78%	—
Global Utilities (1)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%
Mid Cap Growth Leaders	Up to $250 million	0.80%	0.80%	—
	$250 million up to $1 billion	0.77%	0.77%	—
	$1 billion up to $2 billion	0.74%	0.74%	—
	$2 billion up to $5 billion	0.71%	0.71%	—
	On $5 billion and more	0.68%	0.68%	—
Nationwide Leaders (1)	Up to $500 million	0.80%	0.80%	—
	$500 million up to $2 billion	0.70%	0.70%	—
	On $2 billion and more	0.65%	0.65%	—
Small Cap Leaders	All Assets	0.95%	0.95%	—
U.S. Growth Leaders (2)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.80%	0.80%	—
	On $2 billion and more	0.75%	0.75%	—
Worldwide Leaders (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
China Opportunities (1)	Up to $500 million	1.25%	0.625%	0.625%
	$500 million up to $2 billion	1.20%	0.60%	0.60%
	On $2 billion and more	1.15%	0.575%	0.575%
Emerging Markets (1)	Up to $500 million	1.05%	0.525%	0.525%
	$500 million up to $2 billion	1.00%	0.50%	0.50%
	On $2 billion and more	0.95%	0.475%	0.475%
International Growth (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
Convertible	Up to $500 million	0.65%	0.65%	—
	$500 million up to $1 billion	0.60%	0.60%	—
	On $1 billion and more	0.55%	0.55%	—
High Yield Bond	Up to $250 million	0.55%	0.55%	—
	$250 million up to $1 billion	0.525%	0.525%	—
	$1 billion up to $2 billion	0.50%	0.50%	—
	$2 billion up to $5 billion	0.475%	0.475%	—
	On $5 billion and more	0.45%	0.45%	—
Micro Cap Equity	All Assets	1.25%	1.25%	—
U.S. Growth Leaders Long-Short	Up to $250 million	1.50%	1.50%	—
	On $250 million and more	1.25%	1.25%	—

Refer to footnotes (1) and (2) on page 173.

2006 Semiannual Report	193

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Value Opportunities	Up to $250 million	0.70%	—	0.70%
	$250 million up to $1 billion	0.675%	—	0.675%
	$1 billion up to $2 billion	0.65%	—	0.65%
	$2 billion up to $5 billion	0.625%	—	0.625%
	On $5 billion and more	0.60%	—	0.60%
(1)	Each Fund pays the Fund’s respective adviser a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of each Fund relative to each Fund’s benchmark (see benchmark table below). The calculation of this fee is done in two separate steps. First, each Fund pays a base fee, as adjusted for any applicable breakpoints as described below. The base fee rate is an annual fee, calculated each quarter, and is applied to each such Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to each Fund’s average net assets over the 12-month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at each Fund’s respective overall advisory fee for the current period. The table below shows the performance adjustment rate applicable to each Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described in the table above):

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The table below lists the benchmarks used to measure against the performance of Class A shares of the Funds:

Fund	Benchmark
Global Financial Services	MSCI World Financials Index
Global Health Sciences	GS Healthcare Index
Global Natural Resources	GS Natural Resources Index
Global Technology and Communications	GS Technology Composite Index
Global Utilities	60% MSCI World Telecommunications Services Index 40% MSCI World Utilities Index
Nationwide Leaders	S&P 500 Index
Worldwide Leaders	MSCI World Index
China Opportunities	MSCI Zhong Hua Index
Emerging Markets	MSCI Emerging Markets Index
International Growth	MSCI All Country World Index
(2)	The U.S. Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to its benchmark, the S&P 500. Thus, if Class A of the Fund outperform its benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if Class A shares of the Fund underperform its benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24-month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment
Up to $500 million	+/- 0.22%
$500 million up to $2 billion	+/- 0.18%
On $2 billion and more	+/- 0.16%

194	Semiannual Report 2006

On September 21, 2004, the staff of the Fort Worth regional office of the SEC (the “Staff”) contacted Gartmore Mutual Fund Capital Trust (the “Adviser”). The Staff asserted that the methodology used to calculate the performance fee for the Fund did not comply with the requirements of Rule 205-2 under the Investment Advisers Act of 1940. Appropriate remedial actions have been taken, and an offer of settlement has been submitted to the Securities and Exchange Commission for its consideration.

GMF or GGAMT, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2007:

Fund	Expense Caps	Amount
Global Financial Services	All Classes	1.40%
Global Health Sciences	All Classes	1.40%
Global Natural Resources	All Classes	1.20%
Global Technology and Communications	All Classes	1.38%
Global Utilities	All Classes	1.20%
Mid Cap Growth Leaders	All Classes	1.20%
Nationwide Leaders	All Classes	1.30%
Small Cap Leaders	All Classes	1.35%
U.S. Growth Leaders	All Classes	1.30%
Worldwide Leaders	All Classes	1.40%
China Opportunities	All Classes	1.75%
Emerging Markets	All Classes	1.55%
International Growth	All Classes	1.40%
Convertible	All Classes	0.95%
High Yield Bond	All Classes	0.85%
Micro Cap Equity	All Classes	1.65%
U.S. Growth Leaders Long-Short	All Classes	1.90%
Value Opportunities	All Classes	1.10%

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and GGAMT, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

2006 Semiannual Report	195

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

As of the six months ended April 30, 2006, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GGAMT within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires
Global Financial Services	$167,505	December 18, 2006
Global Utilities	214,988	December 18, 2006
Nationwide Leaders	196,777	December 28, 2006
Micro Cap Equity	102,798	June 27, 2007

As of the six months ended April 30, 2006, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GGAMT, would be:

Fund	Amount Fiscal Year 2003	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Six Months Ended April 30, 2006
Global Natural Resources	$—	$21,945	$37,587	$—
Mid Cap Growth Leaders	82,484	98,160	83,813	17,270
Small Cap Leaders	—	—	62,315	5,938
China Opportunities	—	50,098	66,130	11,945
Convertible	—	30,330	—	—
U.S. Growth Leaders Long-Short	—	14,723	43,113	—

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. GDSI is a majority-owned subsidiary of GGAMT. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments.

The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2006, GDSI received commissions of $876,225 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $42,244 was reallowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

196	Semiannual Report 2006

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of GGAMT, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

As of April 30, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Global Financial Services	$730
Global Health Sciences	9,837
Global Technology and Communications	3,973
Global Utilities	279
Mid Cap Growth Leaders	1,729
Nationwide Leaders	7,954
Small Cap Leaders	9
U.S. Growth Leaders	21,642
Worldwide Leaders	7,403
Emerging Markets	10,588
International Growth	637
High Yield Bond	3,151
Value Opportunities	3,067

2006 Semiannual Report	197

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

As of April 30, 2006, GMF, GGAMT or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Global Financial Services	17%
Global Health Sciences	13%
Global Natural Resources	14%
Global Technology and Communications	22%
Global Utilities	39%
U.S. Growth Leaders	1%
Nationwide Leaders	16%
Small Cap Leaders	22%
China Opportunities	40%
Emerging Markets	14%
International Growth	42%
High Yield Bond	71%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the Nationwide Leaders and U.S. Growth Leaders Funds and within seven calendar days for the High Yield Bond and Convertible Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2006, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Global Financial Services	$5,742
Global Health Sciences	1,972
Global Natural Resources	30,808
Global Utilities	417
Mid Cap Growth Leaders	1,182
Small Cap Leaders	4,732
U.S. Growth Leaders	7,274
Worldwide Leaders	1,894
China Opportunities	911
Emerging Markets	1,991
International Growth	447
Micro Cap Equity	5,161
U.S. Growth Leaders Long-Short	4,332
Value Opportunities	379

198	Semiannual Report 2006

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with JPMorgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2006.

The Trust’s custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in noninterest-bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2006 are summarized as follows:

Fund	Purchases	Sales
Global Financial Services	$32,519,422	$18,121,290
Global Health Sciences	44,375,388	45,131,743
Global Natural Resources	63,943,204	46,966,384
Global Technology and Communications	15,537,979	16,602,217
Global Utilities	6,500,235	5,333,960
Mid Cap Growth Leaders	39,153,442	39,859,771
Nationwide Leaders	34,529,161	40,408,838
Small Cap Leaders	42,664,011	39,757,498
U.S. Growth Leaders	266,066,754	229,196,856
Worldwide Leaders	63,215,892	62,728,696
China Opportunities	16,477,098	11,534,263
Emerging Markets	51,081,243	34,163,109
International Growth	28,043,968	19,483,398
Convertible	44,754,912	37,169,056
High Yield Bond	7,711,477	7,810,669
Micro Cap Equity	56,384,390	68,760,407
U.S. Growth Leaders Long-Short	200,772,860	188,083,956
Value Opportunities	10,960,167	11,029,028

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

2006 Semiannual Report	199

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on December 8, 2005 to preliminarily review the information the Board had requested, and which the Fund’s adviser had provided, including reports from Lipper, Inc. (“Lipper”), in connection with the Funds’ annual contract renewal process pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and to have an opportunity to request and review any additional information the Board may deem useful in considering whether to renew the investment advisory agreements on behalf of each Fund in advance of its annual 15(c) contract renewal meeting on January 12, 2006. The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each Funds’ investment advisory and sub-advisory agreements. Following receipt and review of all of the preliminary information and such additional information as they had requested, the Board met on January 12, 2006 to consider all relevant information they had received about each Fund in connection with the annual 15(c) contract renewal process as well as other relevant information the Board had received at its regular meetings throughout the year.

In considering whether to renew the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Funds, the Board considered among others, the following specific factors with respect to each Fund:

1. the Fund’s advisory fee and ancillary benefits;

2. the Fund’s advisory fee (including any breakpoints) compared to the advisory fees of the Fund’s peer group of funds;

3. the Fund’s total expenses (and any expense limitations/fee waivers by the adviser) compared to those of the Fund’s peer group of funds;

4. the performance of the Fund compared to its benchmark and its peer group of funds; and

5. the profitability (or lack thereof) to the Fund’s adviser.

Additionally, where the adviser manages accounts for other institutional clients (other than the Fund), the Board also considered the advisory fees charged to those clients as compared to the Fund’s advisory fees. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees, determined that it was appropriate to renew each Fund’s advisory (and, if applicable, sub-advisory) agreement for the following reasons:

Gartmore Global Financial Services Fund

The Fund underperformed its benchmark, the MSCI World Financials Index, for the one-year period ended September 30, 2005 by 131 basis points, however, the Fund ranked in the top quartile of its Lipper Financial Services Funds category. The Fund also outperformed its benchmark by 308 basis points and ranked in the top Lipper quartile for the three-year period. The Fund’s advisory fee is higher than the median of its Lipper peer group, but within the range of its Lipper peers and its expenses were only slightly higher than the median of its Lipper peers. The Board noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. Moreover, the Fund implemented a performance fee structure on July 1, 2004 and the Fund’s adviser made its first performance penalty payment to the Fund (2 basis points) on or about October 1, 2005. Finally, the Board concluded that the level of profitability reported by the adviser was not excessive.

Gartmore Global Health Sciences Fund

The Fund outperformed its benchmark, the Goldman Sachs Healthcare Index, for the one- and three-year periods by 8 basis points and 377 basis points, respectively, and ranked in the second quartile of the Fund’s Lipper category in each of these periods. The Fund’s contractual advisory fee is slightly higher (and its total expense are higher) than the median of its Lipper Expense group, but within the range of the Fund’s peer group. The Board noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also noted that the Fund’s adviser had reported a loss for investment management services for this Fund for the one-year periods ended September 30, 2005 and 2004. This Fund implemented a performance fee structure on July 1, 2004 and calculated its first performance fee adjustment on September 30, 2005, and no performance bonus or penalty was due.

200	Semiannual Report 2006

Gartmore Global Natural Resources Fund

The Fund outperformed its benchmark, the Goldman Sachs Natural Resources Index, by 2805 basis points for the one-year period ended September 30, 2005, ranked in the top quartile of its Lipper Natural Resources Funds category, and in the top quintile of its Lipper-constructed performance group for the same period. The Fund’s advisory fee is at the median of its Lipper peers. While its total expenses are above the median of its Lipper peer group, total expenses are within the range of its peers. The Board also considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. Additionally, the Board noted that the Fund operates under a performance fee structure and made its first performance adjustment payment to the Fund’s adviser (10 basis points) on or about October 1, 2005. The adviser reported a loss on investment management services for this Fund as of September 2005.

Global Technology and Communications Fund

The Fund underperformed its benchmark, the Goldman Sachs Technology Index Composite, for the one-, three- and five-year periods, but the adviser has taken steps to improve performance, most notably, changing the Fund’s portfolio manager in January, 2005. The Board noted that within a week of the transition to the new portfolio manager, the Fund’s performance had begun to improve. Specifically, the Trustees noted that the Fund had outperformed its benchmark in the second and third quarters of 2005. The Fund’s advisory fee and total expenses are slightly above the median of its Lipper peers, but within the range of its Lipper peers. The Board also noted that the Fund’s adviser has contractually agreed to limit the Funds expenses through at least February 28, 2007 and the Fund’s adviser reported a loss on investment management services for the Fund for the period ended September 30, 2005. The Fund also implemented a performance fee on July 1, 2004 and the first performance adjustment was made on October 1, 2005. The adviser paid a 4 basis points penalty to the Fund.

Gartmore Global Utilities Fund

The Fund outperformed its benchmark, the MSCI World Utilities Index (40%)/MSCI World Telecom Index (60%), by 1108 basis points for the one-year period, and 340 points for the three-year period, ended September 30, 2005. The Fund ranked in the third quartile of the Lipper Utility Funds category for the one-year period and ranked in the first quartile for the three-year period. The Fund’s advisory fee and total expenses are higher than the median of its Lipper peers but within the range of its peers. This Fund implemented a performance fee on July 1, 2004 and paid its first performance bonus (10 basis points) to the Fund’s adviser on or about October 1, 2005 for the Fund’s strong outperformance of its benchmark. The Board also noted that the adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007, and the adviser has reported a loss on investment management services for the Fund for the period ended September 30, 2005.

Gartmore Mid Cap Growth Leaders Fund

The Fund outperformed its benchmark, the Russell Mid Cap Growth Index, by 382 basis points for the one -year period ended September 30, 2005. The Board considered that a new portfolio manager took over management of the Fund on September 30, 2004. The Fund has ranked in the first or second quintile of the Lipper-constructed performance group for each of the one-, two-, three-, and four-year periods presented. The Fund’s advisory fee is below the median of its Lipper peer group while the Fund’s total expenses are slightly higher than the median of its peer group. The Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. Furthermore, the Board noted that the Fund’s adviser has reported a loss on investment management services for this Fund for the period ended September 30, 2005.

Gartmore Nationwide Leaders Fund

The Fund’s performance ranked in the top quartile of the Lipper Multi-Cap Core Funds category for the one-year period ended September 30, 2005. The Fund also outperformed its benchmark, the S&P 500 Index, for the one- and three-year periods by 998 and 141 basis points, respectively. The Fund’s advisory fee and total expenses are relatively low

2006 Semiannual Report	201

Supplemental Information (Continued)

compared to its Lipper peers. Moreover, the adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Trustees also considered that this Fund implemented a performance fee structure on July 1, 2004 and consequently, the Fund paid its first performance bonus (10 basis points) to the adviser on or about October 1, 2005. Finally, the Board considered that the Fund’s adviser had reported a loss on investment management services for this Fund for the twelve-month period ended September 30, 2005.

Gartmore Small Cap Leaders Fund

The Fund was launched on December 29, 2004. The Fund outperformed its benchmark, the Russell 2000 Index, by 295 basis points and outperformed the median of its Lipper peer group by 84 basis points for the nine-month period ended September 30, 2005. The Fund’s advisory fee is at the median of it Lipper peers and its total expenses are relatively low compared to its Lipper peers. The Board also considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. Additionally, the Fund’s adviser reported a loss on investment management services for this Fund for the first nine months of its operations.

Gartmore U.S. Growth Leaders Fund

The Fund outperformed its benchmark, the S&P 500 Index, by 1024 and 973 basis points for the one- and three-year periods, respectively. While the Fund underperformed its benchmark by 234 basis points for the five-year period, it outperformed its Lipper peer group by 406 basis points for that same period. The Fund ranked in the first quintile of the Lipper-constructed performance group for the one- and three-year periods, and in the second quintile for the five-year period. The Fund’s advisory fees are only slightly higher than the median of its Lipper peers and its total expenses are lower than the median of its peers. Moreover, the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also noted that although this Fund has operated under a performance fee structure since inception, the adviser has been foregoing collection of any performance bonus payments earned by the adviser since July 1, 2004 and shall continue to forego such payments until the SEC inquiry concerning the methodology used to calculate the performance fee for the Fund is resolved. In regard to the SEC inquiry, the adviser noted that appropriate remedial actions have been taken and an offer of settlement has been submitted to the SEC for its consideration. Finally, the Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore Worldwide Leaders Fund

The Fund ranked in the top quartile of its Lipper Global Large-Cap Core Funds category for the one-, three- and five-year periods ended September 30, 2005 and outperformed its benchmark, the MSCI World Index, for the one-and three-year periods, while slightly underperforming its benchmark for the five-year period. The Fund’s advisory fee is higher than the median of its Lipper peers but within the range of its peers and the Fund’s total expenses are below the median of its Lipper peers. The Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also noted that this Fund implemented a performance fee structure on July 1, 2004 and made its first performance bonus payment, (10 basis points) to the adviser on or about October 1, 2005. Finally, the Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore China Opportunities Fund

The Fund had only one full year of performance history for the Board to consider. The Fund underperformed the Lipper China Region Funds category and its benchmark, the MSCI Zhong Hua Index, and ranked in the third quartile of its Lipper category for the one-year period ended September 30, 2005. The Fund’s advisory fee is relatively high compared to its Lipper peers but, unlike the Fund, its peer group consists of a number of funds that are not “China-only” funds. The Board considered that three of the five “China-only” funds in the Lipper-constructed peer group have the same advisory fee as the Fund. The Board also noted that the Fund operates under a performance fee structure and the Fund’s adviser paid its first performance penalty to the Fund (10 basis points) on or before October 1, 2005. The Fund’s total expenses are at the median of its peers and the Board noted that the Fund’s adviser has contractually agreed to limit the

202	Semiannual Report 2006

Fund’s expenses through at least February 28, 2007. The adviser reported a loss for investment management services for this Fund for the twelve month period ended September 30, 2005.

Gartmore Emerging Markets Fund

The Fund underperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended September 30, 2005, but outperformed its benchmark for the three- and five-year periods and ranked in the top half of the Lipper Emerging Markets Funds category for the three- and five-year periods. The Board also considered the volatility of the performance of the Fund, but noted that the adviser has taken steps to reduce the Fund’s performance volatility. The Fund’s advisory fee is below the median of its Lipper peer group and its total expenses are low. While the Board considered the lower fees that the adviser charges to institutional accounts it manages in a similar style, the Board noted that such institutional accounts require very limited services compared to the significant level of services provided by the adviser to the Fund, due to the extensive regulations applicable to mutual funds which are not applicable to the adviser’s other institutional accounts. The Board also considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Fund implemented a performance fee structure on July 1, 2004 and the Fund’s adviser made its first performance penalty payment (6 basis points) to the Fund on or about October 1, 2005. Finally, the Trustees concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore International Growth Fund

The Fund ranked in the top quartile of the Lipper Multi-Cap Core Funds category for the one- and three- year periods ended September 30, 2005, outperforming the median by 862 basis points for the one-year period. Additionally, the Fund outperformed its benchmark, the MSCI AC World Index Free ex USA Index, for the one-year period but underperformed the benchmark for the three- and five-year periods. The Board also noted that the Fund’s adviser has been working with the Fund’s portfolio manager in seeking to make the Fund’s performance more consistent. The Fund’s advisory fee and total expenses are below the median of its Lipper peers. The Board noted that the Fund operates under a performance fee structure and that the Fund made its first performance bonus payment (8 basis points) to the Fund’s adviser on or about October 1, 2005. Finally, the Board considered that the Fund’s adviser has contractually agreed to limit Fund expenses through at least February 28, 2007, and the adviser has reported a loss for investment management services for this Fund for the twelve-month period ended September 30, 2005.

Gartmore Convertible Fund

The Fund has a limited operating history. The Fund outperformed its benchmark, the Goldman Sachs U.S. Convertible 100 Index, by 254 basis points for the one-year period ended September 30, 2005, but ranked in the fourth quartile of the Lipper Convertible Securities Funds category for the same period. The Fund’s advisory fee is below the median of its Lipper peers and the Fund’s total expenses are at the median. The Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Fund’s adviser reported a net loss for investment management services for this Fund for the twelve-month period ended September 30, 2005.

Gartmore High Yield Bond Fund

The Fund underperformed its benchmark, the Citigroup High Yield Index, but ranked in the second quartile of Lipper’s High Current Yield Funds category for the one-year period ended September 30, 2005. The Fund underperformed its benchmark for the three- and five-year periods. The Board considered that the Fund’s adviser planned to add additional resources to the Fund during the first quarter 2006. The Fund’s advisory fee is below the median of its Lipper peers and its total expenses are at the median. Additionally, the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The adviser reported a loss for investment management services for the Fund for the twelve-month period ended September 30, 2005. While the Board considered the lower fees that the adviser charges to institutional accounts it manages in a similar style, the Board noted that such institutional accounts require very limited

2006 Semiannual Report	203

Supplemental Information (Continued)

services compared to the significant level of services provided by the adviser to the Fund, due to the extensive regulations applicable to mutual funds which are not applicable to the adviser’s other institutional accounts.

Gartmore Micro Cap Equity Fund

The Fund ranked in the top quartile of the Lipper Small-Cap Core Funds category for the two- and three-year period but has slightly underperformed that category (by 23 basis points) over the one-year period ended September 30, 2005. The Board also considered that the Fund outperformed its benchmark, the Wilshire Micro Cap Index, for the two- and three-year periods but underperformed for the one-year period. The Fund’s advisory fees and total expenses are only slightly higher than the median of its Lipper peers. The Board concluded that the level of profitability reported by the adviser was not excessive. The Trustees considered that the adviser also manages institutional accounts in a similar style to that of the Fund. The Board noted, however, that while the advisory fees charged to those institutional accounts are not as high as those charged to the Fund, the adviser’s services provided to those institutional accounts are much less extensive than those provided to the mutual funds, due to the extensive regulations applicable to mutual funds which are not applicable to the adviser’s institutional accounts. Furthermore, the Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007.

Gartmore U.S. Growth Leaders Long-Short Fund

The Fund outperformed its benchmark, the Citigroup 3-month T-bill Index, by 404 and 1087 basis points in the one- and three-year periods ended September 30, 2005, respectively. The Fund ranked in the second quartile of the Lipper Specialty Diversified Equity Funds category for the one-year period, and in the first quartile for the three-year period. The Fund’s advisory fee is at the median of its Lipper peers and the Fund’s total expenses are within the range of its Lipper peers but are slightly higher due to the Fund’s short sale dividend expense. The Board noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007 but further noted that the short sale dividend expenses are among certain expenses excluded from this cap. Finally, the Board concluded that the level of profitability reported by the adviser was not excessive.

Gartmore Value Opportunities Fund

The Fund outperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods ended September 30, 2005, but underperformed its benchmark for the three-year period. The Fund’s performance ranked in the top half of the Lipper Global Small-Cap Core Funds category for the one- and three-year periods. The Fund’s advisory fee and total expenses are relatively low when compared to its Lipper peer group and rank in the first (lowest) and second quintile, respectively. Moreover, the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007 and the adviser reported a loss for investment management services provided to the Fund for the twelve-month period ended September 30, 2005.

Having considered all of the information it deemed relevant and being satisfied with the advisers’ responses to its questions, the Board determined to continue the investment advisory (and where applicable, sub-advisory) agreement for each Fund for an annual period which commenced on February 28, 2006.

204	Semiannual Report 2006

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	85	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by Mitchell Madison, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	85	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	85	None

2006 Semiannual Report	205

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association–College Retirement Equity Fund.	85	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	85	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	85	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

206	Semiannual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	85	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	85	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President—Operations for GGI[3], GMFCT[3], and GSA[3].	85	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	85	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	85	None

2006 Semiannual Report	207

Management Information (Unaudited)

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

208	Semiannual Report 2006

Index Definitions

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup High Yield Market Index: An unmanaged index of high-yield debt securities that is a broad market measure.

Goldman Sachs Convertible 100 Index: An unmanaged index that tracks the performance of 100 equally weighted convertible issues, each with a market capitalization of at least $100 million. The index measures the performance of its components against that of their underlying common stocks as well as against other broadmarket indexes.

Goldman Sachs Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs Natural Resources Index: An unmanaged, modified capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Wilshire Micro-Cap® Index: An unmanaged, capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2006 Gartmore Global Investments, Inc.

All rights reserved.

SAR-AA 6/06

SemiannualReport

Gartmore Funds l April 30, 2006 (Unaudited)

Index Series

Gartmore Bond Index Fund

Gartmore International Index Fund

Gartmore Mid Cap Market Index Fund

Gartmore S&P 500 Index Fund

Gartmore Small Cap Index Fund

SemiannualReport

April 30, 2006 (Unaudited)

Contents

2	Gartmore Bond Index Fund
37	Gartmore International Index Fund
67	Gartmore Mid Cap Market Index Fund
78	Gartmore S&P 500 Index Fund
94	Gartmore Small Cap Index Fund

141	Notes to Financial Statements

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares of the Fund at NAV. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ Judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore Bond Index Fund

For the semiannual period ended April 30, 2006, the Gartmore Bond Index Fund (Class A at NAV) returned 0.29% versus 0.56% for its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate Index). For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate Investment Grade Debt Funds was 0.49%.

The U.S. fixed-income markets, represented by the Lehman Aggregate Index, saw a generally volatile environment during the reporting period. Interest rates moved considerably during the period, and the yield curve, a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, experienced meaningful gyrations as a variety of important factors influenced the economic and interest-rate outlook. The Federal Reserve Board, through the Federal Open Market Committee, continued its policy of monetary tightening by raising the federal funds rate by 25 basis points (bps) four times during the reporting period. The Federal Reserve’s activity brought the rate to 4.75% from 3.75%, and occurred as leadership of the Fed changed hands from long-time chairman Alan Greenspan to his replacement, Ben Bernanke. Other short-term rates moved in sympathy with the federal funds rate.

We evaluate three major components when analyzing total returns of the Index. During the reporting period, the government bond sector of the Index posted a total return of 0.18%. This was less than the return of the Index as a whole, which reflected the overall increase in interest rates.

Treasury prices, which were relatively volatile during the reporting period due to the inversion and steepening of the yield curve, posted a -0.14% return. While the total return on U.S. Treasury securities was significantly less than that of the overall Index, U.S. government agency debt posted a total return of 0.89%.

The credit sector of the Index posted a 0.04% total return during the reporting period. The ultimate rise in interest rates hurt this sector even as credit spreads continued to tighten. Credit spreads began the period by continuing their previous pace of tightening relative to comparably maturing U.S. Treasury securities, although at a slower pace (the overall spread declined from 85 bps to 80 bps during the period). The credit sector continued to enjoy this spread contraction, because the prospects for corporate profitability remain very strong.

The securitized sector of the Index (dominated by mortgage-backed securities, or MBS) fared the best with a total return of 1.20%. The MBS market is affected by changes in interest rates and how those changes translate into lending and refinancing activity. Since long-term interest rates were rising during the reporting period, refinancing activity was fairly muted and relatively predictable. In addition, rising short-term rates made hybrid and floating-rate structures less attractive to homeowners, who were more likely to lock in longer-term rates that continue to be attractive. Finally, the relative softening of the housing market created a greatly diminished supply of MBS as compared to that of previous periods.

Portfolio Managers:

Fund Asset Management, L.P.—Subadviser: Jeffery Hewson, Michael Wildstein And Roy Hansen

2	Semiannual Report 2006

Fund Performance	Gartmore Bond Index Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	0.29%	0.15%	4.38%	5.82%
	w/SC3	-5.50%	-5.60%	3.15%	5.14%
Class B4	w/o SC2	-0.02%	-0.46%	3.82%	5.51%
	w/SC5	-4.93%	-5.27%	3.47%	5.51%
Class C7	w/o SC2	0.08%	-0.35%	3.84%	5.52%
	w/SC8	-0.90%	-1.32%	3.84%	5.52%
Institutional Class[6]		0.48%	0.54%	4.85%	6.15%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to March 28, 2006. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A CDSC of 1.00% was deducted from the six-month and one-year returns because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Bond Index Fund, the Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB U.S. Aggregate is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	3

Shareholder Expense Example	Gartmore Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Bond Index Fund			Beginning Account Value, 11/1/05	Ending Account Value, 04/30/06	Expenses Paid During Period*		Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,002.90	$3.48		0.70%
	Hypothetical	[1]	$1,000.00	$1,021.53	$3.51		0.70%
Class B	Actual		$1,000.00	$999.80	$6.55		1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63		1.32%
Class C (a)	Actual		$1,000.00	$996.40	$1.15	(b)	1.27%
	Hypothetical	[1]	$1,000.00	$1,004.40	$1.15	(b)	1.27%
Institutional Class	Actual		$1,000.00	$1,004.80	$1.59		0.32%
	Hypothetical	[1]	$1,000.00	$1,025.00	$1.61		0.32%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
(a)	For the period from March 29, 2006 (commencement of operations) through April 30, 2006.
(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 33/365 (to reflect the period).

4	Semiannual Report 2006

Portfolio Summary	Gartmore Bond Index Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government & Agency Long-Term Obligations	71.2%
Corporate Bonds	31.0%
Soverign Bonds	1.9%
Municipal Bonds	0.1%
Cash Equivalents	4.1%
Other Investments*	10.9%
Liabilities in excess of other assets**	-19.2%

100.0%

Top Industries
Federal Home Loan Mortgage Corporation	42.6%
Financial Services	13.9%
Federal National Mortgage Association	13.7%
Government National Mortgage Association	7.8%
U.S. Treasury Bonds	5.2%
Banking	3.6%
Telecommunications	2.0%
U.S. Treasury Notes	1.8%
Oil & Gas	1.7%
Electric - Integrated	1.5%
Other Assets	6.2%

100.0%

Top Holdings***
Federal Home Loan Mortgage Corporation, TBA, 5.50%, 05/01/34	4.3%
Federal National Mortgage Association, 5.75%, 02/15/08	3.7%
Federal Home Loan Mortgage Corporation, TBA, 6.00%, 05/15/36	3.7%
Government National Mortgage Association, 5.25%, 01/15/09	2.9%
Federal Home Loan Mortgage Corporation, 4.88%, 03/15/07	2.7%
Federal National Mortgage Association, 6.00%, 05/15/11	1.8%
Federal Home Loan Mortgage Corporation, 3.25%, 08/15/08	1.7%
Wachovia Bank Commercial Mortgage, 5.07%, 10/15/15	1.7%
Federal Home Loan Mortgage Corporation, 5.00%, 08/01/35	1.6%
U.S. Treasury Bond, 6.25%, 08/15/23	1.5%
Other Assets	74.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	5

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund

U.S. Government & Agency Long-Term Obligations (71.2%)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (42.6%)
7.18%, 06/27/06	$55,000	$55,167
4.88%, 03/15/07 (e)	47,910,000	47,774,222
4.00%, 08/17/07	420,000	413,888
3.25%, 08/15/08	31,595,000	30,317,992
4.88%, 02/17/09 (e)	3,640,000	3,614,884
5.75%, 03/15/09 (e)	25,235,000	25,626,016
6.63%, 09/15/09	1,075,000	1,122,573
6.63%, 09/15/09	26,165,000	27,324,815
4.50%, 07/01/12	283,144	274,022
5.13%, 07/15/12 (e)	10,325,000	10,223,134
4.88%, 11/15/13 (e)	17,050,000	16,583,427
6.00%, 04/01/14	297,755	299,175
6.00%, 06/01/14	273,086	275,740
5.00%, 07/15/14 (e)	6,000,000	5,872,362
4.38%, 07/17/15 (e)	12,230,000	11,372,922
6.00%, 05/01/17	362,554	366,515
5.00%, 09/01/18	361,260	351,925
5.50%, 04/01/19	327,317	324,597
5.50%, 11/01/19	740,873	734,717
4.50%, 12/01/19	1,830,532	1,744,061
5.50%, 12/01/19	366,128	363,086
5.00%, 01/01/20	982,132	955,965
4.00%, 03/01/20	410,578	382,060
4.00%, 03/01/20	50,730	47,257
4.50%, 03/01/20	546,156	519,795
4.00%, 04/01/20	54,478	50,749
4.00%, 04/01/20	465,022	432,723
4.00%, 04/01/20	119,940	111,609
4.50%, 04/01/20	10,780,000	10,259,696
5.00%, 04/01/20	428,156	416,383
5.50%, 05/01/20	361,472	358,325
5.00%, 06/01/20	756,817	736,006
6.00%, 06/01/20	356,163	360,018
4.50%, 07/01/20	478,383	455,294
5.50%, 07/01/20	1,280,415	1,269,263
4.00%, 08/01/20	11,573,414	10,769,560
4.50%, 08/01/20	4,917,385	4,685,097
4.50%, 08/01/20	1,967,283	1,872,331
4.50%, 09/01/20	1,928,958	1,835,855
4.50%, 09/01/20	583,147	555,001
4.50%, 10/01/20	391,634	372,732
4.50%, 10/01/20	1,672,254	1,591,542

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
4.50%, 10/01/20	$569,399	$541,917
4.50%, 11/01/20	5,365,536	5,106,565
4.50%, 12/01/20	4,535,010	4,316,125
4.50%, 01/01/21	382,778	364,303
5.00%, 01/01/21	7,063,002	6,868,778
5.00%, 01/01/21	690,796	671,800
5.00%, 01/01/21	1,582,480	1,538,964
5.50%, 01/01/21	689,063	683,061
6.75%, 09/15/29	945,000	1,086,645
6.50%, 05/01/31	63,472	64,762
6.50%, 09/15/31	481,109	495,491
6.50%, 03/15/32	1,441,927	1,484,585
7.00%, 04/15/32	299,939	311,358
7.00%, 05/15/32	229,715	238,423
7.00%, 06/15/32	239,031	248,092
6.25%, 07/15/32 (e)	2,110,000	2,306,325
7.00%, 07/15/32	437,850	454,448
6.50%, 02/01/33	627,352	639,719
6.50%, 12/01/33	925,467	942,661
6.50%, 05/01/34	678,510	690,089
6.50%, 05/01/34	907,185	922,666
6.50%, 07/01/34	397,879	404,669
6.00%, 08/15/34	361,666	363,309
6.50%, 08/15/34	1,293,923	1,331,416
6.00%, 10/15/34	602,418	605,154
6.50%, 01/01/35	369,474	375,779
6.50%, 04/01/35	279,917	284,677
6.50%, 05/01/35	157,445	160,109
7.00%, 05/01/35	416,079	427,808
4.50%, 08/01/35	2,169,661	1,985,757
5.00%, 08/01/35	8,257,603	7,809,774
5.00%, 08/01/35	11,577,090	10,949,239
5.00%, 08/01/35	780,097	737,791
5.00%, 08/01/35	30,221,566	28,582,581
5.00%, 08/01/35	18,462,847	17,461,565
5.00%, 08/01/35	4,639,436	4,387,828
5.00%, 08/01/35	10,911,342	10,319,595
5.00%, 08/01/35	789,625	746,802
5.50%, 08/01/35	4,921,041	4,782,053
4.50%, 09/01/35	592,221	542,023
4.50%, 09/01/35	689,382	630,949
4.50%, 09/01/35	8,648,143	7,915,111

6	Semiannual Report 2006

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
5.00%, 09/01/35	$613,414	$580,147
5.00%, 09/01/35	8,608,826	8,141,950
5.00%, 09/01/35	7,294,307	6,898,720
5.50%, 09/01/35	9,041,284	8,785,925
5.00%, 10/01/35	1,478,438	1,398,259
5.50%, 10/01/35	7,212,525	7,008,816
5.50%, 10/01/35	9,113,663	8,856,260
5.50%, 10/01/35	6,684,137	6,495,353
6.50%, 10/01/35	2,392,747	2,433,434
4.50%, 11/01/35	694,811	635,917
5.00%, 11/01/35	597,846	565,423
5.00%, 11/01/35	6,208,153	5,871,471
5.00%, 11/01/35	5,231,367	4,947,658
5.00%, 11/01/35	695,858	658,120
5.00%, 11/01/35	397,223	375,681
5.50%, 11/01/35	1,470,208	1,428,684
5.50%, 11/01/35	495,020	481,039
6.50%, 11/01/35	796,416	809,959
5.00%, 12/01/35	777,356	735,199
5.00%, 12/01/35	594,656	562,406
5.00%, 12/01/35	8,450,970	7,992,655
5.50%, 01/01/36	16,164,438	15,707,895
5.50%, 01/01/36	786,692	764,473
5.50%, 01/01/36	18,081,996	17,571,294
5.50%, 01/01/36	2,466,470	2,396,808
Gold, Pool #E00282, 6.50%, 03/01/09	160,853	164,156
Gold, Pool #G10399, 6.50%, 07/01/09	74,442	74,950
Gold, Pool #E00394, 7.50%, 09/01/10	119,645	122,668
Gold, Pool #M80898, 4.50%, 02/01/11	1,009,946	979,304
Gold, Pool #M80904, 4.50%, 03/01/11	661,088	639,104
Gold, Pool #M80917, 4.50%, 05/01/11	151,076	146,492
Gold, Pool #M80926, 4.50%, 07/01/11	629,173	610,084
Gold, Pool #M80934, 4.50%, 08/01/11	761,360	736,042

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G10940, 6.50%, 11/01/11	$45,648	$46,280
Gold, Pool # G11130, 6.00%, 12/01/11	458,156	460,665
Gold, Pool #E00507, 7.50%, 09/01/12	9,178	9,511
Gold, Pool #G10749, 6.00%, 10/01/12	216,423	218,238
Gold, Pool # M81009, 4.50%, 02/01/13	346,926	335,389
Gold, Pool #E69050, 6.00%, 02/01/13	121,030	122,178
Gold, Pool #E72896, 7.00%, 10/01/13	41,760	42,970
Gold, Pool #E00802, 7.50%, 02/01/15	129,533	134,957
Gold, Pool #G11001, 6.50%, 03/01/15	104,299	106,446
Gold, Pool #G11003, 7.50%, 04/01/15	7,391	7,701
Gold, Pool #G11164, 7.00%, 05/01/15	26,089	26,846
Gold, Pool #E81396, 7.00%, 10/01/15	3,620	3,724
Gold, Pool #E81394, 7.50%, 10/01/15	38,040	39,729
Gold, Pool #E84097, 6.50%, 12/01/15	15,124	15,440
Gold, Pool #E00938, 7.00%, 01/01/16	65,301	67,187
Gold, Pool #E82132, 7.00%, 01/01/16	9,468	9,741
Gold, Pool #E82815, 6.00%, 03/01/16	56,885	57,505
Gold, Pool #E83233, 6.00%, 04/01/16	33,112	33,474
Gold, Pool #E83231, 6.00%, 04/01/16	14,054	14,208
Gold, Pool #E83046, 7.00%, 04/01/16	8,002	8,232
Gold, Pool #E00975, 6.00%, 05/01/16	180,934	182,907

2006 Semiannual Report	7

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E83636, 6.00%, 05/01/16	$90,427	$91,415
Gold, Pool #E83355, 6.00%, 05/01/16	50,701	51,255
Gold, Pool #E83933, 6.50%, 05/01/16	2,715	2,772
Gold, Pool #E00985, 6.00%, 06/01/16	99,718	100,805
Gold, Pool #E84236, 6.50%, 06/01/16	23,663	24,161
Gold, Pool #E00987, 6.50%, 06/01/16	87,198	89,026
Gold, Pool #E00996, 6.50%, 07/01/16	10,783	11,009
Gold, Pool #E84912, 6.50%, 08/01/16	44,444	45,378
Gold, Pool #E85137, 6.50%, 08/01/16	34,217	34,937
Gold, Pool #E85387, 6.00%, 09/01/16	108,425	109,609
Gold, Pool #E85800, 6.50%, 10/01/16	25,799	26,342
Gold, Pool #E86183, 6.00%, 11/01/16	15,155	15,321
Gold, Pool #G11207, 7.00%, 11/01/16	56,981	58,618
Gold, Pool #E01083, 7.00%, 11/01/16	20,472	21,056
Gold, Pool #E86746, 5.50%, 12/01/16	231,714	229,697
Gold, Pool #E86533, 6.00%, 12/01/16	33,641	34,008
Gold, Pool #E87584, 6.00%, 01/01/17	32,673	33,030
Gold, Pool #E01095, 6.00%, 01/01/17	39,475	39,906
Gold, Pool #E87446, 6.50%, 01/01/17	20,872	21,311
Gold, Pool #E86995, 6.50%, 01/01/17	70,080	71,554
Gold, Pool #E87291, 6.50%, 01/01/17	97,274	99,319

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E88076, 6.00%, 02/01/17	$30,675	$31,011
Gold, Pool #E88106, 6.50%, 02/01/17	128,282	130,980
Gold, Pool #E88055, 6.50%, 02/01/17	172,122	175,742
Gold, Pool #E01127, 6.50%, 02/01/17	65,555	66,932
Gold, Pool #E01137, 6.00%, 03/01/17	60,031	60,687
Gold, Pool #E88474, 6.00%, 03/01/17	60,674	61,340
Gold, Pool #E88134, 6.00%, 03/01/17	8,452	8,545
Gold, Pool #E88768, 6.00%, 03/01/17	142,336	143,891
Gold, Pool #E01138, 6.50%, 03/01/17	32,549	33,233
Gold, Pool #E89149, 6.00%, 04/01/17	70,716	71,493
Gold, Pool #E89496, 6.00%, 04/01/17	58,472	59,114
Gold, Pool #E88729, 6.00%, 04/01/17	48,637	49,171
Gold, Pool #E89347, 6.00%, 04/01/17	12,475	12,612
Gold, Pool #E89217, 6.00%, 04/01/17	35,619	36,010
Gold, Pool #E89222, 6.00%, 04/01/17	226,987	229,479
Gold, Pool #E89151, 6.00%, 04/01/17	58,527	59,170
Gold, Pool #E01139, 6.00%, 04/01/17	263,407	266,288
Gold, Pool #E89203, 6.50%, 04/01/17	26,267	26,820
Gold, Pool #E89909, 6.00%, 05/01/17	59,843	60,500
Gold, Pool #E89788, 6.00%, 05/01/17	35,441	35,830
Gold, Pool #E01140, 6.00%, 05/01/17	233,827	236,386

8	Semiannual Report 2006

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E89746, 6.00%, 05/01/17	$413,961	$418,506
Gold, Pool #E89530, 6.00%, 05/01/17	152,484	154,158
Gold, Pool #E89924, 6.50%, 05/01/17	157,445	160,756
Gold, Pool #E01156, 6.50%, 05/01/17	92,027	93,963
Gold, Pool #E90194, 6.00%, 06/01/17	47,311	47,830
Gold, Pool #E90227, 6.00%, 06/01/17	36,242	36,640
Gold, Pool #E90313, 6.00%, 06/01/17	21,661	21,899
Gold, Pool #B15071, 6.00%, 06/01/17	679,522	686,947
Gold, Pool #E01157, 6.00%, 06/01/17	162,167	163,943
Gold, Pool #E90591, 5.50%, 07/01/17	228,102	226,312
Gold, Pool #E90667, 6.00%, 07/01/17	37,926	38,343
Gold, Pool #E90594, 6.00%, 07/01/17	137,917	139,431
Gold, Pool #E90645, 6.00%, 07/01/17	289,703	292,884
Gold, Pool #E01186, 5.50%, 08/01/17	511,415	507,431
Gold, Pool #E01205, 6.50%, 08/01/17	64,592	65,951
Gold, Pool #G11295, 5.50%, 09/01/17	340,611	337,939
Gold, Pool #G11458, 6.00%, 09/01/17	135,079	136,528
Gold, Pool #E93476, 5.00%, 01/01/18	432,441	421,392
Gold, Pool #G11434, 6.50%, 01/01/18	104,633	106,833
Gold, Pool #E01311, 5.50%, 02/01/18	5,122,306	5,082,090
Gold, Pool #E01344, 4.50%, 04/01/18	295,994	282,307

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E98207, 5.00%, 04/01/18	$138,673	$135,089
Gold, Pool #G11399, 5.50%, 04/01/18	496,378	492,543
Gold, Pool #E96459, 5.00%, 05/01/18	175,075	170,551
Gold, Pool #E99869, 5.00%, 06/01/18	226,434	220,649
Gold, Pool #E97366, 5.00%, 07/01/18	906,370	882,948
Gold, Pool #E98258, 5.00%, 07/01/18	659,625	642,579
Gold, Pool #E97702, 5.00%, 07/01/18	1,375,019	1,339,487
Gold, Pool #E97335, 5.00%, 07/01/18	3,492,536	3,402,283
Gold, Pool #E99579, 5.00%, 09/01/18	292,165	284,615
Gold, Pool #E99498, 5.00%, 09/01/18	345,609	336,678
Gold, Pool #E99673, 5.00%, 10/01/18	173,598	169,112
Gold, Pool #E99675, 5.00%, 10/01/18	1,742,801	1,697,764
Gold, Pool #E01488, 5.00%, 10/01/18	322,700	314,376
Gold, Pool #B10650, 5.00%, 11/01/18	518,712	505,307
Gold, Pool #G11480, 5.00%, 11/01/18	1,702,483	1,658,488
Gold, Pool #B10653, 5.50%, 11/01/18	633,639	628,604
Gold, Pool #B11186, 4.50%, 12/01/18	11,981,369	11,424,345
Gold, Pool #E01538, 5.00%, 12/01/18	2,130,379	2,075,347
Gold, Pool #B11548, 5.50%, 12/01/18	475,753	471,612
Gold, Pool #B13147, 5.00%, 01/01/19	1,386,521	1,350,691
Gold, Pool #B12214, 5.00%, 02/01/19	783,422	762,549

2006 Semiannual Report	9

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G11531, 5.50%, 02/01/19	$221,091	$219,334
Gold, Pool #B12737, 4.50%, 03/01/19	1,039,818	990,699
Gold, Pool #B12908, 5.50%, 03/01/19	382,297	379,121
Gold, Pool #E01604, 5.50%, 03/01/19	377,598	374,311
Gold, Pool #B13671, 5.00%, 04/01/19	289,983	282,257
Gold, Pool #B13600, 5.50%, 04/01/19	236,943	234,974
Gold, Pool #B14236, 5.00%, 05/01/19	899,834	875,859
Gold, Pool #B15172, 4.50%, 06/01/19	709,741	676,214
Gold, Pool #B15013, 5.00%, 06/01/19	603,905	587,815
Gold, Pool #B15396, 5.50%, 06/01/19	417,318	413,851
Gold, Pool #B15759, 4.50%, 07/01/19	1,065,225	1,014,906
Gold, Pool #G18002, 5.00%, 07/01/19	379,195	369,091
Gold, Pool #B15503, 5.00%, 07/01/19	483,266	470,390
Gold, Pool #B15717, 5.00%, 07/01/19	765,684	745,283
Gold, Pool #B15872, 5.00%, 07/01/19	368,314	358,501
Gold, Pool #G18007, 6.00%, 07/01/19	199,733	201,885
Gold, Pool #G18005, 5.00%, 08/01/19	1,015,745	988,682
Gold, Pool #G18006, 5.50%, 08/01/19	361,880	358,873
Gold, Pool #B16087, 6.00%, 08/01/19	619,102	625,772
Gold, Pool #B16626, 5.00%, 09/01/19	2,056,014	2,001,234
Gold, Pool #B16648, 5.00%, 09/01/19	377,513	367,455

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G18009, 5.00%, 09/01/19	$1,800,099	$1,752,138
Gold, Pool #B16657, 5.00%, 09/01/19	472,917	460,317
Gold, Pool #B16985, 5.00%, 10/01/19	308,696	300,472
Gold, Pool #B16826, 5.00%, 10/01/19	655,100	637,646
Gold, Pool #B17371, 5.00%, 12/01/19	768,140	747,674
Gold, Pool #B14668, 5.00%, 01/01/20	1,450,645	1,410,754
Gold, Pool #J02438, 4.50%, 08/01/20	399,999	380,693
Gold, Pool #B19834, 4.50%, 08/01/20	699,999	666,213
Gold, Pool #J02551, 4.50%, 09/01/20	297,098	282,759
Gold, Pool #J05831, 4.50%, 11/01/20	399,999	380,693
Gold, Pool # J00718, 5.00%, 12/01/20	3,246,732	3,157,451
Gold, Pool # J00935, 5.00%, 12/01/20	298,285	290,082
Gold, Pool #G18096, 5.50%, 01/01/21	300,000	297,388
Gold, Pool #G18116, 4.50%, 02/01/21	400,000	380,694
Gold, Pool # J01189, 5.00%, 02/01/21	396,903	385,882
Gold, Pool #J01279, 5.50%, 02/01/21	683,544	677,594
Gold, Pool #J01256, 5.00%, 03/01/21	395,245	384,270
Gold, Pool # J01414, 5.00%, 03/01/21	298,931	290,630
Gold, Pool #J01570, 5.50%, 04/01/21	400,000	396,518
Gold, Pool # C90559, 7.00%, 05/01/22	292,357	301,407
Gold, Pool #C00351, 8.00%, 07/01/24	6,419	6,844

10	Semiannual Report 2006

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #D60780, 8.00%, 06/01/25	$11,552	$12,315
Gold, Pool #D64617, 8.00%, 10/01/25	75,844	80,798
Gold, Pool #D82854, 7.00%, 10/01/27	23,417	24,106
Gold, Pool #C00566, 7.50%, 12/01/27	28,368	29,649
Gold, Pool #C00676, 6.50%, 11/01/28	144,274	147,453
Gold, Pool #C00678, 7.00%, 11/01/28	38,616	39,737
Gold, Pool #C18271, 7.00%, 11/01/28	24,998	25,723
Gold, Pool #C00836, 7.00%, 07/01/29	15,319	15,749
Gold, Pool #C30265, 6.50%, 08/01/29	37,604	38,431
Gold, Pool #A16201, 7.00%, 08/01/29	186,295	191,530
Gold, Pool #C31285, 7.00%, 09/01/29	34,179	35,139
Gold, Pool #C31282, 7.00%, 09/01/29	4,023	4,136
Gold, Pool #A18212, 7.00%, 11/01/29	482,148	495,697
Gold, Pool #C32914, 8.00%, 11/01/29	10,646	11,334
Gold, Pool #C37436, 8.00%, 01/01/30	20,561	21,890
Gold, Pool #C36306, 7.00%, 02/01/30	19,701	20,265
Gold, Pool #C36429, 7.00%, 02/01/30	24,095	24,783
Gold, Pool #C00921, 7.50%, 02/01/30	20,372	21,247
Gold, Pool #G01108, 7.00%, 04/01/30	13,393	13,769
Gold, Pool #C37703, 7.50%, 04/01/30	17,530	18,282
Gold, Pool #G01133, 6.50%, 07/01/30	100,370	102,582

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C41561, 8.00%, 08/01/30	$7,863	$8,364
Gold, Pool #C01051, 8.00%, 09/01/30	43,865	46,661
Gold, Pool #C43550, 7.00%, 10/01/30	42,604	43,822
Gold, Pool #C44017, 7.50%, 10/01/30	4,203	4,383
Gold, Pool #C43967, 8.00%, 10/01/30	91,875	97,730
Gold, Pool #C44978, 7.00%, 11/01/30	3,915	4,027
Gold, Pool #C44535, 7.50%, 11/01/30	15,132	15,781
Gold, Pool #C44957, 8.00%, 11/01/30	21,898	23,294
Gold, Pool #C01106, 7.00%, 12/01/30	213,842	219,955
Gold, Pool #C01103, 7.50%, 12/01/30	17,576	18,330
Gold, Pool #C46932, 7.50%, 01/01/31	35,636	37,165
Gold, Pool #C01116, 7.50%, 01/01/31	17,754	18,516
Gold, Pool #C47143, 8.00%, 01/01/31	87,741	93,333
Gold, Pool #C47287, 7.50%, 02/01/31	16,032	16,720
Gold, Pool #C48851, 7.00%, 03/01/31	17,408	17,909
Gold, Pool #G01217, 7.00%, 03/01/31	167,527	172,316
Gold, Pool #C48206, 7.50%, 03/01/31	28,232	29,443
Gold, Pool #C01172, 6.50%, 05/01/31	95,380	97,319
Gold, Pool #C52136, 7.00%, 05/01/31	37,442	38,519
Gold, Pool #C53589, 6.50%, 06/01/31	184,343	188,090
Gold, Pool #C53324, 7.00%, 06/01/31	32,235	33,163

2006 Semiannual Report	11

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C01209, 8.00%, 06/01/31	$8,728	$9,285
Gold, Pool #C54897, 6.50%, 07/01/31	137,981	140,786
Gold, Pool #C54792, 7.00%, 07/01/31	186,035	191,386
Gold, Pool #C55071, 7.50%, 07/01/31	4,669	4,868
Gold, Pool #G01309, 7.00%, 08/01/31	47,273	48,633
Gold, Pool #C56769, 8.00%, 08/01/31	19,388	20,614
Gold, Pool #C58362, 6.50%, 09/01/31	60,674	61,908
Gold, Pool #C01220, 6.50%, 09/01/31	24,124	24,614
Gold, Pool #C58215, 6.50%, 09/01/31	6,041	6,164
Gold, Pool #G01315, 7.00%, 09/01/31	10,807	11,116
Gold, Pool #G01311, 7.00%, 09/01/31	277,264	285,190
Gold, Pool #C01222, 7.00%, 09/01/31	33,480	34,443
Gold, Pool #C01244, 6.50%, 10/01/31	135,938	138,701
Gold, Pool #C58961, 6.50%, 10/01/31	1,115,636	1,138,315
Gold, Pool #C58694, 7.00%, 10/01/31	74,579	76,724
Gold, Pool #C58647, 7.00%, 10/01/31	5,980	6,152
Gold, Pool #C60991, 6.50%, 11/01/31	21,894	22,339
Gold, Pool #C60012, 7.00%, 11/01/31	27,288	28,073
Gold, Pool #C61298, 8.00%, 11/01/31	29,391	31,251
Gold, Pool #C01271, 6.50%, 12/01/31	42,036	42,890
Gold, Pool #C61105, 7.00%, 12/01/31	19,671	20,237

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C01305, 7.50%, 12/01/31	$20,321	$21,188
Gold, Pool #C62218, 7.00%, 01/01/32	54,017	55,571
Gold, Pool #C63171, 7.00%, 01/01/32	86,276	88,758
Gold, Pool #C01355, 6.50%, 02/01/32	1,283,219	1,309,305
Gold, Pool #C64121, 7.50%, 02/01/32	47,630	49,662
Gold, Pool #C64668, 6.50%, 03/01/32	46,246	47,145
Gold, Pool #C01310, 6.50%, 03/01/32	225,774	230,164
Gold, Pool #C65466, 6.50%, 03/01/32	334,231	340,731
Gold, Pool #C01343, 6.50%, 04/01/32	201,609	205,530
Gold, Pool #C66191, 6.50%, 04/01/32	74,498	75,946
Gold, Pool #C66088, 6.50%, 04/01/32	34,201	34,866
Gold, Pool #C66192, 6.50%, 04/01/32	42,708	43,539
Gold, Pool #C01345, 7.00%, 04/01/32	139,481	143,414
Gold, Pool #C66744, 7.00%, 04/01/32	13,034	13,401
Gold, Pool #G01391, 7.00%, 04/01/32	464,490	477,767
Gold, Pool #C65717, 7.50%, 04/01/32	19,554	20,386
Gold, Pool #C01370, 8.00%, 04/01/32	38,914	41,376
Gold, Pool #C01351, 6.50%, 05/01/32	132,537	135,114
Gold, Pool #C67097, 6.50%, 05/01/32	26,400	26,914
Gold, Pool #C67313, 6.50%, 05/01/32	15,205	15,501
Gold, Pool #C66758, 6.50%, 05/01/32	902,322	919,868

12	Semiannual Report 2006

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C66919, 6.50%, 05/01/32	$15,704	$16,009
Gold, Pool #C67259, 7.00%, 05/01/32	7,441	7,651
Gold, Pool #C67235, 7.00%, 05/01/32	268,681	276,255
Gold, Pool #C66916, 7.00%, 05/01/32	66,043	67,905
Gold, Pool #C01381, 8.00%, 05/01/32	187,940	199,831
Gold, Pool #C72361, 6.50%, 06/01/32	75,523	77,058
Gold, Pool #C72497, 6.50%, 06/01/32	50,287	51,309
Gold, Pool #C01364, 6.50%, 06/01/32	134,212	136,822
Gold, Pool #C67996, 6.50%, 06/01/32	31,068	31,672
Gold, Pool #C68300, 7.00%, 06/01/32	209,948	215,867
Gold, Pool #C68290, 7.00%, 06/01/32	45,309	46,586
Gold, Pool #C68307, 8.00%, 06/01/32	9,351	9,942
Gold, Pool #C71403, 6.50%, 07/01/32	175,473	179,040
Gold, Pool #G01433, 6.50%, 07/01/32	71,252	72,638
Gold, Pool #G01449, 7.00%, 07/01/32	325,378	334,678
Gold, Pool #C68988, 7.50%, 07/01/32	8,208	8,557
Gold, Pool #G01444, 6.50%, 08/01/32	485,364	495,231
Gold, Pool #C74006, 6.50%, 08/01/32	32,349	32,978
Gold, Pool #C69951, 6.50%, 08/01/32	88,852	90,580
Gold, Pool #C01385, 6.50%, 08/01/32	190,322	194,023
Gold, Pool #G01443, 6.50%, 08/01/32	482,775	492,163

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C70211, 7.00%, 08/01/32	$163,998	$168,621
Gold, Pool #C69908, 7.00%, 08/01/32	180,116	185,193
Gold, Pool #C01396, 6.50%, 09/01/32	307,738	313,723
Gold, Pool #C71089, 7.50%, 09/01/32	62,733	65,401
Gold, Pool #C01404, 6.50%, 10/01/32	753,156	767,802
Gold, Pool #C72160, 7.50%, 10/01/32	21,577	22,495
Gold, Pool #A14012, 6.50%, 11/01/32	203,146	207,096
Gold, Pool #C73984, 6.50%, 12/01/32	40,805	41,598
Gold, Pool #C77531, 6.50%, 02/01/33	190,941	194,654
Gold, Pool #G01536, 7.00%, 03/01/33	232,659	239,012
Gold, Pool #A10212, 6.50%, 06/01/33	108,982	111,006
Gold, Pool #A16419, 6.50%, 11/01/33	156,330	159,234
Gold, Pool #A17177, 6.50%, 12/01/33	118,829	121,036
Gold, Pool #A17262, 6.50%, 12/01/33	407,553	415,125
Gold, Pool #C01806, 7.00%, 01/01/34	218,401	224,365
Gold, Pool #564799, 6.00%, 03/15/34	1,808,324	1,816,539
Gold, Pool #C01851, 6.50%, 04/01/34	679,329	690,921
Gold, Pool #A21356, 6.50%, 04/01/34	582,240	592,176
Gold, Pool #788027, 6.50%, 09/01/34	571,446	581,387
Gold, Pool #G01741, 6.50%, 10/01/34	442,343	450,945
Gold, Pool #G08023, 6.50%, 11/01/34	667,540	678,932

2006 Semiannual Report	13

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #804847, 4.50%, 01/01/35	$672,124	$616,997
Gold, Pool #G08064, 6.50%, 04/01/35	480,605	488,777
Gold, Pool # A46279, 5.00%, 07/01/35	1,500,000	1,418,652
Gold, Pool # A36407, 5.00%, 08/01/35	600,000	567,461
Gold, Pool # A46935, 6.50%, 09/01/35	699,249	711,140
Gold, Pool # G01890, 4.50%, 10/01/35	1,399,999	1,281,333
Gold, Pool # A47682, 6.50%, 11/01/35	1,999,999	2,034,009
Gold, Pool # A41041, 5.00%, 12/01/35	1,296,483	1,226,171
Gold, Pool #G01959, 5.00%, 12/01/35	6,699,999	6,336,642
Gold, Pool # A40376, 5.50%, 12/01/35	494,498	480,531
Gold, Pool # A42298, 4.50%, 01/01/36	797,970	730,333
Gold, Pool # A42405, 5.00%, 01/01/36	2,394,677	2,264,002
Gold, Pool # A41864, 5.00%, 01/01/36	598,537	566,077
Gold, Pool # A42305, 5.50%, 01/01/36	3,925,334	3,813,411
Gold, Pool #G08111, 5.50%, 02/01/36	13,241,279	12,863,731
Gold, Pool # A43555, 5.00%, 03/01/36	2,683,099	2,536,685
Gold, Pool # A43452, 5.50%, 03/01/36	399,404	388,016
Gold, Pool #G08116, 5.50%, 03/01/36	2,496,024	2,424,855
Gold, Pool # A44372, 5.00%, 04/01/36	400,001	378,173
TBA, 0.00%, 05/01/18 (c)	3,700,000	3,595,938
TBA, 0.00%, 05/01/19 (c)	1,000,000	1,010,312
TBA, 5.50%, 05/01/20 (c)	1,900,000	1,882,782
TBA, 4.50%, 07/01/20 (c)	300,000	285,188

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
TBA, 4.50%, 05/15/21 (c)	$3,000,000	$2,853,750
TBA, 0.00%, 05/01/34 (c)	700,000	719,032
TBA, 0.00%, 05/01/34 (c)	2,500,000	2,363,280
TBA, 4.50%, 05/01/34 (c)	500,000	457,344
TBA, 5.50%, 05/01/34 (c)	78,647,000	76,385,898
TBA, 6.50%, 05/01/35 (c)	700,000	711,593
TBA, 6.00%, 07/01/35 (c)	3,100,000	3,081,592
TBA, 6.00%, 05/15/36 (c)	66,059,000	65,831,888

		759,579,969

Federal National Mortgage Association (13.7%)
2.63%, 11/15/06	11,050,000	10,898,272
5.25%, 04/15/07	1,940,000	1,940,941
5.75%, 02/15/08 (e)	66,045,000	66,717,207
2.50%, 06/15/08 (e)	17,335,000	16,426,941
4.88%, 04/15/09	19,805,000	19,656,938
5.50%, 03/15/11 (e)	21,905,000	22,105,628
5.13%, 04/15/11	2,510,000	2,492,370
6.00%, 05/15/11	30,460,000	31,403,621
5.38%, 11/15/11 (e)	7,315,000	7,340,507
4.38%, 03/15/13 (e)	19,695,000	18,635,547
4.63%, 10/15/14 (e)	23,015,000	21,936,517
5.00%, 04/15/15 (e)	2,600,000	2,544,885
4.75%, 01/19/16 (e)	9,275,000	8,830,950
5.00%, 03/15/16	11,275,000	10,950,043
Pool #709921, 5.00%, 06/01/18	187,109	182,543
Pool #255315, 4.00%, 07/01/19	493,072	459,684
Pool #811970, 4.50%, 02/01/20	208,918	198,938
Pool #560868, 7.50%, 02/01/31	14,628	15,226
Pool #607212, 7.50%, 10/01/31	222,336	231,428
Pool #607632, 6.50%, 11/01/31	4,030	4,113
Pool #607559, 6.50%, 11/01/31	8,810	8,993
Pool #661664, 7.50%, 09/01/32	194,447	202,366

14	Semiannual Report 2006

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal National Mortgage Association (continued)
Pool #694846, 6.50%, 04/01/33	$109,719	$111,610
Pool #750229, 6.50%, 10/01/33	638,669	649,674

		243,944,942

Government National Mortgage Association (7.8%)
4.50%, 10/15/08 (e)	405,000	399,003
5.25%, 01/15/09	51,660,000	51,784,760
4.25%, 08/15/10 (e)	11,835,000	11,385,863
4.38%, 10/15/15 (e)	200,000	186,491
4.75%, 11/17/15 (e)	15,260,000	14,555,264
5.50%, 10/01/18	986,958	978,366
Pool #279461, 9.00%, 11/15/19	8,560	9,227
Pool #G11742, 5.00%, 07/01/20	2,273,752	2,213,171
Pool #376510, 7.00%, 05/15/24	23,401	24,298
Pool #457801, 7.00%, 08/15/28	34,366	35,676
Pool #490258, 6.50%, 02/15/29	7,558	7,793
Pool #486936, 6.50%, 02/15/29	24,532	25,296
Pool #502969, 6.00%, 03/15/29	73,781	74,177
Pool #487053, 7.00%, 03/15/29	28,354	29,441
Pool #781014, 6.00%, 04/15/29	70,325	70,734
Pool #509099, 7.00%, 06/15/29	12,974	13,471
Pool #470643, 7.00%, 07/15/29	51,785	53,771
Pool #434505, 7.50%, 08/15/29	4,707	4,941
Pool #416538, 7.00%, 10/15/29	10,540	10,945
Pool #524269, 8.00%, 11/15/29	18,983	20,315
Pool #781124, 7.00%, 12/15/29	135,931	141,129

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #525561, 8.00%, 01/15/30	$13,019	$13,916
Pool #507396, 7.50%, 09/15/30	295,175	309,728
Pool #531352, 7.50%, 09/15/30	24,556	25,767
Pool #536334, 7.50%, 10/15/30	4,191	4,398
Pool #519020, 7.50%, 11/15/30	6,814	7,150
Pool #540659, 7.00%, 01/15/31	2,083	2,162
Pool #486019, 7.50%, 01/15/31	16,119	16,909
Pool #535388, 7.50%, 01/15/31	13,592	14,258
Pool #537406, 7.50%, 02/15/31	10,779	11,307
Pool #528589, 6.50%, 03/15/31	163,203	168,081
Pool #508473, 7.50%, 04/15/31	40,647	42,639
Pool #533723, 7.50%, 04/15/31	7,168	7,519
Pool #544470, 8.00%, 04/15/31	7,873	8,419
Pool #781287, 7.00%, 05/15/31	81,777	84,913
Pool #781319, 7.00%, 07/15/31	27,144	28,181
Pool #549742, 7.00%, 07/15/31	42,249	43,858
Pool #485879, 7.00%, 08/15/31	79,760	82,798
Pool #555125, 7.00%, 09/15/31	12,843	13,332
Pool #781328, 7.00%, 09/15/31	74,818	77,687
Pool #550991, 6.50%, 10/15/31	32,516	33,488
Pool #571267, 7.00%, 10/15/31	10,878	11,293

2006 Semiannual Report	15

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #547948, 6.50%, 11/15/31	$17,490	$18,012
Pool #574837, 7.50%, 11/15/31	11,678	12,250
Pool #555171, 6.50%, 12/15/31	14,052	14,472
Pool #781380, 7.50%, 12/15/31	24,669	25,873
Pool #781481, 7.50%, 01/15/32	133,601	140,197
Pool #580972, 6.50%, 02/15/32	25,984	26,749
Pool # 781401, 7.50%, 02/15/32	66,059	69,307
Pool #552474, 7.00%, 03/15/32	41,317	42,883
Pool #781478, 7.50%, 03/15/32	42,405	44,499
Pool #781429, 8.00%, 03/15/32	61,646	65,902
Pool #583645, 8.00%, 07/15/32	42,157	45,092
Pool #595077, 6.00%, 10/15/32	220,068	221,045
Pool #596657, 7.00%, 10/15/32	12,868	13,356
Pool #552903, 6.50%, 11/15/32	1,147,839	1,181,624
Pool #552952, 6.00%, 12/15/32	237,433	238,487
Pool #612953, 7.00%, 12/15/32	108,603	112,719
Pool #602102, 6.00%, 02/15/33	293,365	294,630
Pool #588192, 6.00%, 02/15/33	110,641	111,118
Pool #603520, 6.00%, 03/15/33	260,784	261,909
Pool #553144, 5.50%, 04/15/33	773,568	759,714
Pool #604243, 6.00%, 04/15/33	475,815	477,867

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #631924, 6.00%, 05/15/33	$346,449	$347,944
Pool #611526, 6.00%, 05/15/33	177,583	178,349
Pool #553320, 6.00%, 06/15/33	599,575	602,161
Pool #572733, 6.00%, 07/15/33	139,613	140,215
Pool #573916, 6.00%, 11/15/33	431,034	432,893
Pool #604788, 6.50%, 11/15/33	800,000	823,350
Pool #781690, 6.00%, 12/15/33	364,386	365,992
Pool #781688, 6.00%, 12/15/33	864,656	868,440
Pool #604875, 6.00%, 12/15/33	991,454	995,730
Pool #781699, 7.00%, 12/15/33	153,093	158,930
Pool #621856, 6.00%, 01/15/34	472,696	474,843
Pool #629973, 6.00%, 06/15/34	950,400	954,718
Pool #486921, 5.50%, 02/15/35	442,790	434,803
Pool #781889, 6.00%, 03/15/35	3,100,000	3,113,122
Pool #781905, 5.00%, 04/15/35	2,519,386	2,413,792
Pool #646799, 4.50%, 07/15/35	458,627	427,371
Pool #642545, 6.00%, 07/15/35	795,974	799,467
Pool #641734, 4.50%, 09/15/35	2,630,144	2,450,897
Pool #641779, 5.00%, 09/15/35	9,950,212	9,540,512
Pool #649454, 5.50%, 09/15/35	3,971,657	3,901,198
Pool #649513, 5.50%, 10/15/35	6,858,053	6,736,389

16	Semiannual Report 2006

U.S. Government & Agency Long-Term Obligations (continued)

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #649510, 5.50%, 10/15/35	$5,957,769	$5,852,076
Pool #648349, 6.00%, 10/15/35	282,348	283,588
Pool #650712, 5.00%, 01/15/36	1,094,350	1,048,964
Pool #648439, 5.00%, 01/15/36	786,490	753,871
Pool # 652207, 5.50%, 03/15/36	6,292,411	6,178,924
TBA, 0.00%, 05/01/35 (c)	500,000	479,063
TBA, 5.50%, 05/15/36 (c)	1,700,000	1,668,655

		139,635,897

Tennessee Valley Authority (0.0%)
6.25%, 12/15/17	85,000	90,646

U.S. Treasury Bonds (5.2%)
8.75%, 05/15/17 (e)	11,060,000	14,363,312
8.50%, 02/15/20 (e)	7,075,000	9,299,203
6.25%, 08/15/23 (e)	24,950,000	27,573,642
6.88%, 08/15/25 (e)	5,415,000	6,426,506
6.38%, 08/15/27 (e)	21,650,000	24,549,065
5.38%, 02/15/31 (e)	10,765,000	10,926,475

		93,138,203

U.S. Treasury Notes (1.8%)
4.38%, 05/15/07 (e)	3,795,000	3,774,541
2.75%, 08/15/07 (e)	3,000,000	2,919,375
3.25%, 08/15/07 (e)	2,260,000	2,213,564
3.13%, 09/15/08 (e)	1,820,000	1,749,191
3.13%, 10/15/08 (e)	1,325,000	1,271,845
3.38%, 11/15/08 (e)	8,640,000	8,332,536
4.00%, 11/15/12 (e)	4,390,000	4,151,294
4.00%, 02/15/15 (e)	3,510,000	3,252,233
4.13%, 05/15/15 (e)	420,000	391,978
4.50%, 11/15/15 (e)	630,000	602,930
4.50%, 02/15/36 (e)	4,030,000	3,621,648

		32,281,135

Total U.S. Government & Agency Long-Term Obligations		1,268,670,792

Corporate Bonds (31.0%)

	Principal Amount	Value

Advertising (0.0%)
Omnicom Group, Inc., 5.90%, 04/15/16	$300,000	$292,706

Aerospace (0.3%)
BAE Systems Holdings, Inc., 4.75%, 08/15/10 (b) (e)	400,000	384,384
Boeing Co., 6.13%, 02/15/33 (e)	500,000	506,217
General Dynamics Corp., 3.00%, 05/15/08	425,000	406,000
Lockheed Martin Corp., 8.50%, 12/01/29	600,000	759,183
Northrop Grumman Corp., 7.13%, 02/15/11	1,035,000	1,100,855
Raytheon Co., 8.30%, 03/01/10	250,000	272,460
Raytheon Co., 5.50%, 11/15/12	150,000	147,672
Raytheon Co., 6.40%, 12/15/18	350,000	360,622
Raytheon Co., 7.00%, 11/01/28	225,000	242,669
Rockwell Collins Corp., 4.75%, 12/01/13	500,000	476,768
United Technologies Corp., 6.35%, 03/01/11	675,000	698,107
United Technologies Corp., 5.40%, 05/01/35	750,000	687,540

		6,042,477

Agricultural Products (0.0%)
Bunge International Ltd., 5.10%, 07/15/15	150,000	138,083
Potash Corp. of Saskatchewan, Inc., 7.75%, 05/31/11	70,000	76,140
Potash Corp. of Saskatchewan, Inc., 4.88%, 03/01/13	280,000	264,204

		478,427

Aircraft Equipment (0.0%)
Goodrich Corp., 7.63%, 12/15/12 (e)	300,000	328,687

Airlines (0.1%)
Continental Airlines, Inc., 6.56%, 08/15/13	395,000	405,274
Qantas Airways, 6.05%, 04/15/16 (b)	300,000	291,917
Southwest Airlines Corp., 7.88%, 09/01/07	24,000	24,709

2006 Semiannual Report	17

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Airlines (continued)
Southwest Airlines Corp., 5.13%, 03/01/17	$250,000	$227,258

		949,158

Apparel Manufacturers (0.0%)
Jones Apparel Group Inc., 6.13%, 11/15/34	160,000	127,835

Automobiles (0.3%)
Daimler Chrysler NA Holdings, 5.88%, 03/15/11 (e)	250,000	248,884
DaimlerChrysler AG, 4.05%, 06/04/08	1,100,000	1,067,706
DaimlerChrysler AG, 7.30%, 01/15/12	660,000	699,376
DaimlerChrysler AG, 6.50%, 11/15/13	825,000	838,004
DaimlerChrysler AG, 8.50%, 01/18/31	625,000	724,519
DaimlerChrysler NA Holdings, 4.75%, 01/15/08 (e)	1,000,000	986,842
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	520,000	499,280
Toyota Motor Credit Corp., 4.25%, 03/15/10 (e)	570,000	548,302

		5,612,913

Banking (3.6%)
American Express Centurion Bank, 4.38%, 07/30/09 (b)	400,000	388,733
Anadarko Finance Co., 6.75%, 05/01/11	200,000	209,810
Andina de Fomento Corp., 6.88%, 03/15/12	400,000	418,482
Banco Nacional de Comercio Exterior, 3.88%, 01/21/09 (b)	100,000	94,700
Bank of America Corp., 3.25%, 08/15/08	290,000	277,380
Bank of America Corp., 4.50%, 08/01/10	350,000	337,812
Bank of America Corp., 4.88%, 09/15/12	490,000	470,966
Bank of America Corp., 4.88%, 01/15/13 (e)	1,100,000	1,052,645

	Principal Amount	Value

Banking (continued)
Bank of America Corp., 5.38%, 06/15/14	$500,000	$488,199
Bank of America Corp., 4.75%, 08/01/15 (e)	1,050,000	976,431
Bank of America Corp., 5.25%, 12/01/15	1,250,000	1,194,709
Bank of New York Corp., 5.20%, 07/01/07	565,000	563,613
Bank of New York Corp., 5.05%, 03/03/09	900,000	891,973
Bank One Corp., 4.13%, 09/01/07 (e)	1,615,000	1,587,550
Bank One Corp., 3.70%, 01/15/08	500,000	486,970
Bank One Corp., 7.88%, 08/01/10	100,000	108,427
Bank One Corp., 5.25%, 01/30/13	250,000	243,714
Bank One Corp., 8.00%, 04/29/27	492,000	580,299
BB&T Corp., 6.50%, 08/01/11	800,000	834,577
BB&T Corp., 4.75%, 10/01/12	400,000	382,381
BHP Finance Corp., 6.42%, 03/01/26	135,000	137,960
BSCH Issuances Ltd., 7.63%, 11/03/09	600,000	643,849
BSCH Issuances Ltd., 7.63%, 09/14/10	100,000	107,801
Citigroup, Inc., 5.50%, 11/30/07 (e)	1,500,000	1,502,717
Citigroup, Inc., 3.50%, 02/01/08	1,850,000	1,796,232
Citigroup, Inc., 6.38%, 11/15/08	275,000	282,189
Citigroup, Inc., 3.63%, 02/09/09	1,420,000	1,357,685
Citigroup, Inc., 4.13%, 02/22/10	500,000	477,994
Citigroup, Inc., 4.63%, 08/03/10	550,000	532,468
Citigroup, Inc., 6.50%, 01/18/11	225,000	233,876
Citigroup, Inc., 5.13%, 02/14/11	150,000	147,639
Citigroup, Inc., 5.63%, 08/27/12	500,000	499,298
Citigroup, Inc., 5.30%, 01/07/16 (e)	600,000	577,403
Citigroup, Inc., 6.63%, 06/15/32	565,000	586,845
Citigroup, Inc., 5.88%, 02/22/33	200,000	188,308
Citigroup, Inc., 5.85%, 12/11/34	1,200,000	1,140,905
Comerica, Inc., 4.80%, 05/01/15	300,000	275,230
Deutsche Bank Financial LLC., 7.50%, 04/25/09	100,000	105,588

18	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Banking (continued)
Deutsche Bank Financial LLC., 5.38%, 03/02/15	$300,000	$288,782
European Investment Bank, 3.38%, 03/16/09 (e)	1,600,000	1,527,981
European Investment Bank, 4.63%, 05/15/14	525,000	500,431
Fifth Third Bank, 3.38%, 08/15/08	280,000	268,350
Fifth Third Bank, 4.20%, 02/23/10	525,000	502,274
HBOS PLC, 5.38%, 11/29/49 (b)	600,000	572,081
HSBC Bank USA, 7.50%, 07/15/09	955,000	1,009,743
HSBC Bank USA, 3.88%, 09/15/09	1,100,000	1,046,552
HSBC Bank USA, 4.63%, 04/01/14	400,000	369,239
HSBC Bank USA, 5.88%, 11/01/34	660,000	615,665
Huntington National Bank, 5.50%, 02/15/16	300,000	287,874
Inter-American Development Bank, 5.75%, 02/26/08	250,000	252,726
Inter-American Development Bank, 6.80%, 10/15/25	700,000	784,842
International Bank for Reconstruction & Development, 7.63%, 01/19/23	750,000	923,369
International Lease Finance Corp., 5.75%, 02/15/07	415,000	416,143
International Lease Finance Corp., 3.50%, 04/01/09	500,000	473,766
JP Morgan Chase & Co., 5.25%, 05/30/07	950,000	949,072
JP Morgan Chase & Co., 6.25%, 01/15/09	100,000	101,798
JP Morgan Chase & Co., 3.50%, 03/15/09 (e)	2,450,000	2,330,897
JP Morgan Chase & Co., 4.50%, 11/15/10	1,950,000	1,868,469
JP Morgan Chase & Co., 6.63%, 03/15/12	1,090,000	1,138,967
JP Morgan Chase & Co., 5.15%, 10/01/15	550,000	520,342
JP Morgan Chase & Co., 4.75%, 03/01/15 (e)	430,000	399,396
Key Bank NA, 5.70%, 08/15/12	450,000	450,120
Key Bank NA, 5.80%, 07/01/14	250,000	248,516
Key Bank NA, 6.95%, 02/01/28	225,000	237,881

	Principal Amount	Value

Banking (continued)
M & T Bank Corp., 3.85%, 04/01/13	$300,000	$291,008
Marshall & Ilsley Bank, 4.13%, 09/04/07	125,000	122,927
Marshall & Ilsley Bank, 3.80%, 02/08/08	600,000	584,774
Marshall & Ilsley Bank, 5.25%, 09/04/12	275,000	270,302
MBNA America Bank Corp., 6.25%, 01/17/07	495,000	498,279
MBNA America Bank Corp., 5.38%, 01/15/08	195,000	195,218
MBNA America Bank Corp., 4.63%, 08/03/09 (b)	2,130,000	2,082,425
MBNA America Bank Corp., 5.00%, 05/04/10	550,000	540,815
MBNA America Bank Corp., 7.13%, 11/15/12	140,000	150,779
Mellon Bank NA, 5.45%, 04/01/16 (e)	250,000	242,973
National Bank of Australia, 8.60%, 05/19/10	300,000	332,284
National City Bank of Indiana, 4.00%, 09/28/07	300,000	294,146
National City Corp., 3.20%, 04/01/08	400,000	384,937
National City Corp., 6.20%, 12/15/11	300,000	308,557
National City Corp., 4.90%, 01/15/15 (e)	600,000	558,850
Nationsbank Corp., 6.60%, 05/15/10	200,000	207,111
Oester Kontroll Bank, 4.50%, 03/09/15	400,000	375,205
PNC Funding Corp., 5.25%, 11/15/15	600,000	571,625
Popular North America, Inc., 4.70%, 06/30/09	550,000	533,703
Regions Financial Corp., 6.38%, 05/15/12	150,000	155,763
Sanwa Bank Ltd., 7.40%, 06/15/11 (e)	600,000	642,805

2006 Semiannual Report	19

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banking (continued)
Sovereign Bancorp., Inc., 5.13%, 03/15/13	$200,000	$190,589
St. George Bank Ltd., 5.30%, 10/15/15 (b)	400,000	380,842
State Street Bank and Trust, 5.30%, 01/15/16	200,000	192,197
SunTrust Banks, Inc., 5.20%, 01/17/17	300,000	283,095
SunTrust Banks, Inc., 5.45%, 12/01/17	310,000	297,457
U.S. Bancorp, 5.10%, 07/15/07	500,000	497,440
Union Planters Corp., 4.38%, 12/01/10	150,000	143,084
Unionbancal Corp., 5.25%, 12/16/13	350,000	335,742
US Bancorp, 3.95%, 08/23/07	250,000	245,429
US Bank NA, 4.95%, 10/30/14	450,000	423,922
US Bank NA, 4.80%, 04/15/15	225,000	209,428
US Bank NA Minnesota, 6.38%, 08/01/11	850,000	881,525
Wachovia Corp., 3.63%, 02/17/09	2,175,000	2,078,853
Wachovia Corp., 4.88%, 02/15/14	310,000	290,916
Wachovia Corp., 5.60%, 03/15/16	500,000	488,530
Wachovia Corp., 5.50%, 08/01/35	825,000	724,334
Wells Fargo & Co., 3.50%, 04/04/08 (e)	625,000	604,867
Wells Fargo & Co., 3.13%, 04/01/09	2,150,000	2,022,882
Wells Fargo & Co., 6.45%, 02/01/11	1,440,000	1,493,163
Wells Fargo & Co., 5.13%, 09/15/16	350,000	329,579
Wells Fargo & Co., 5.38%, 02/07/35	450,000	401,761
Westpac Banking Corp., 4.63%, 06/01/18	250,000	221,146

		62,349,901

Building & Construction (0.3%)
Caterpillar, Inc., 7.30%, 05/01/31 (e)	170,000	196,476
Centex Corp., 7.88%, 02/01/11	250,000	269,285
Centex Corp., 7.50%, 01/15/12	100,000	106,473

	Principal Amount	Value

Building & Construction (continued)
D.R. Horton, Inc., 6.00%, 04/15/11	$1,100,000	$1,094,863
Hanson Australia Funding, 5.25%, 03/15/13	450,000	426,616
Korea Development Bank Corp., 4.25%, 11/13/07 (e)	250,000	245,691
Lennar Corp., 5.95%, 03/01/13	90,000	87,929
Lennar Corp., 5.50%, 09/01/14	500,000	470,971
Masco Corp., 5.88%, 07/15/12	360,000	359,382
Masco Corp., 4.80%, 06/15/15	600,000	545,245
MDC Holdings, Inc., 5.50%, 05/15/13	250,000	233,201
Pulte Homes, Inc., 4.88%, 07/15/09	575,000	559,946
Pulte Homes, Inc., 7.88%, 08/01/11	40,000	43,009
Pulte Homes, Inc., 6.25%, 02/15/13	105,000	104,175
Pulte Homes, Inc., 6.00%, 02/15/35 (e)	250,000	214,487
Ryland Group, 5.38%, 01/15/15	400,000	364,233
Toll Brothers, Inc., 6.88%, 11/15/12	150,000	152,501

		5,474,483

Business Services (0.1%)
Cendant Corp., 7.38%, 01/15/13	390,000	426,557
First Data Corp., 3.38%, 08/01/08	600,000	574,424
Johnson Controls, Inc., 5.25%, 01/15/11 (e)	300,000	294,356
Pitney Bowes, Inc., 4.75%, 01/15/16	500,000	457,946
Pitney Bowes, Inc., 4.75%, 05/15/18 (e)	150,000	134,208

		1,887,491

Cable (0.4%)
British Sky Broadcasting Group PLC, 8.20%, 07/15/09	375,000	402,485
Comcast Corp, 6.50%, 11/15/35	170,000	162,807
Comcast Corp., 6.20%, 11/15/08 (e)	475,000	483,211
Comcast Corp., 6.88%, 06/15/09	800,000	828,919
Comcast Corp., 5.85%, 01/15/10	465,000	466,913

20	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Cable (continued)
Comcast Corp., 8.38%, 03/15/13	$400,000	$447,793
Comcast Corp., 9.46%, 11/15/22	200,000	249,122
Comcast Corp., 7.05%, 03/15/33 (e)	500,000	511,219
Comcast Corp., 5.65%, 06/15/35 (e)	400,000	343,540
Comcast Corp., 6.45%, 03/15/37	580,000	552,086
Cox Communications, Inc., 7.13%, 10/01/12	500,000	524,855
Cox Communications, Inc., 5.45%, 12/15/14 (e)	600,000	567,964
Cox Enterprises, 4.38%, 05/01/08 (b)	250,000	242,879
Harris Corp., 6.35%, 02/01/28	250,000	253,818
Teck Cominco Ltd., 6.13%, 10/01/35	250,000	230,268
USA Interactive, 7.00%, 01/15/13 (e)	300,000	304,728

		6,572,607

Chemicals (0.2%)
Albemarle Corp., 5.10%, 02/01/15	200,000	185,174
Chevron Phillips Chemical, 5.38%, 06/15/07	100,000	99,940
Cytec Inustries, Inc., 6.00%, 10/01/15 (e)	275,000	264,107
Dow Chemical, 6.00%, 10/01/12 (e)	1,000,000	1,016,781
ICI North America, 8.88%, 11/15/06	300,000	304,872
Lubrizol Corp., 5.50%, 10/01/14	600,000	574,649
Lubrizol Corp., 6.50%, 10/01/34 (e)	250,000	242,432
Praxair, Inc., 3.95%, 06/01/13 (e)	300,000	269,431
Rohm & Haas Co., 7.40%, 07/15/09	156,000	164,197
Rohm & Haas Co., 7.85%, 07/15/29	200,000	237,783
Yara International Asa, 5.25%, 12/15/14 (b)	250,000	234,327

		3,593,693

	Principal Amount	Value

Commercial Services (0.1%)
Aramark Services, Inc., 6.38%, 02/15/08	$140,000	$141,679
Cendant Corp., 6.88%, 08/15/06	580,000	582,015
Donnelley (R.R) & Sons Co., 4.95%, 04/01/14 (e)	200,000	181,578
First Data Corp., 4.95%, 06/15/15 (e)	250,000	234,427

		1,139,699

Computers (0.4%)
Cisco Systems, Inc., 5.25%, 02/22/11	500,000	494,952
Cisco Systems, Inc., 5.50%, 02/22/16	1,300,000	1,267,239
Computer Associates, Inc., 5.63%, 12/01/14	250,000	235,899
Dell Computer Corp., 7.10%, 04/15/28	350,000	382,596
First Data Corp., 6.38%, 12/15/07	350,000	355,124
Hewlett Packard Co., 3.63%, 03/15/08	250,000	242,263
Hewlett Packard Co., 6.50%, 07/01/12	250,000	262,024
IBM Corp., 6.45%, 08/01/07	115,000	116,543
IBM Corp., 3.80%, 02/01/08	1,415,000	1,379,865
IBM Corp., 5.50%, 01/15/09	200,000	201,270
IBM Corp., 4.75%, 11/29/12	875,000	836,959
IBM Corp., 5.88%, 11/29/32 (e)	565,000	542,618
Kern River Funding Corp., 4.89%, 04/30/18 (b)	87,200	82,720
Oracle Corp., 5.25%, 01/15/16 (b)	720,000	680,653

		7,080,725

Conglomerates (0.1%)
Fortune Brands, Inc., 5.13%, 01/15/11 (e)	700,000	683,262
Procter & Gamble Co., 6.88%, 09/15/09	320,000	335,637
Procter & Gamble Co., 4.95%, 08/15/14	500,000	477,281
Procter & Gamble Co., 5.80%, 08/15/34	500,000	482,459

		1,978,639

2006 Semiannual Report	21

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Containers (0.0%)
Newell Rubbermaid, Inc., 4.00%, 05/01/10	$150,000	$140,342
Sealed Air Corp., 5.38%, 04/15/08 (b)	200,000	199,020
Sealed Air Corp., 6.95%, 05/15/09 (b)	55,000	57,018

		396,380

Department Stores (0.1%)
Federated Department Stores, 6.63%, 04/01/11 (e)	1,070,000	1,104,883
Federated Department Stores, 6.90%, 04/01/29	250,000	253,736
Kimberly-Clark Corp., 7.10%, 08/01/07	106,000	108,253
Kimberly-Clark Corp., 5.63%, 02/15/12	500,000	505,825
Kohl’s Corp., 6.30%, 03/01/11	50,000	51,267

		2,023,964

Electric – Integrated (1.3%)
Alabama Power Co., 5.70%, 02/15/33 (e)	550,000	514,570
Amerenenergy Generating Co., 7.95%, 06/01/32	105,000	120,852
American Electric Power Co., 6.13%, 05/15/06	249,000	249,066
American Electric Power Co., 5.25%, 06/01/15	925,000	875,757
Arizona Public Service Co., 5.50%, 09/01/35	365,000	305,603
Carolina Power & Light, 5.70%, 04/01/35	300,000	274,127
Cincinnati Gas & Electric Corp., 5.70%, 09/15/12	70,000	69,373
Commonwealth Edison Corp., 6.15%, 03/15/12	200,000	201,457
Consolidated Edison of N.Y., 4.70%, 06/15/09	750,000	735,944
Consolidated Edison of N.Y., 5.38%, 12/15/15	300,000	291,348
Consolidated Edison, Inc., 7.15%, 12/01/09	60,000	63,313

	Principal Amount	Value

Electric – Integrated (continued)
Consolidated Edison, Inc., 4.88%, 02/01/13 (e)	$210,000	$200,065
Consolidated Edison, Inc., 5.88%, 04/01/33	200,000	190,652
Constellation Energy Group, Inc., 6.13%, 09/01/09	530,000	538,741
Consumers Energy – ITC, 4.25%, 04/15/08	205,000	199,986
Consumers Energy – ITC, 4.00%, 05/15/10	200,000	187,473
Dominion Resources, Inc., 5.15%, 07/15/15	735,000	683,432
Dominion Resources, Inc., 6.30%, 03/15/33 (e)	750,000	715,908
Dominion Resources, Inc., 5.95%, 06/15/35 (e)	425,000	387,138
Dominion Resources, Inc., 4.13%, 02/15/08	250,000	244,178
Duke Energy Corp., 3.75%, 03/05/08	1,200,000	1,166,526
Duke Energy Corp., 6.25%, 01/15/12	1,170,000	1,196,885
Emerson Electric Co., 6.00%, 08/15/32	140,000	137,802
Entergy Gulf States, Inc., 5.25%, 08/01/15	300,000	273,731
Entergy Mississippi, Inc., 5.15%, 02/01/13	490,000	457,930
Exelon Corp., 5.63%, 06/15/35 (e)	400,000	355,194
Firstenergy Corp., 7.38%, 11/15/31	700,000	760,562
Florida Power & Light Co., 5.85%, 02/01/33	170,000	162,152
Florida Power & Light Co., 5.90%, 03/01/33	115,000	108,151
Florida Power & Light Co., 5.95%, 10/01/33	130,000	125,650
Florida Power & Light Co., 5.40%, 09/01/35	220,000	196,193
FPL Group Capital, Inc., 7.63%, 09/15/06	85,000	85,669
Georgia Power Corp., 5.13%, 11/15/12	180,000	174,711

22	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Electric – Integrated (continued)
Midamerican Energy Holdings Co., 5.88%, 10/01/12	$1,075,000	$1,076,410
New York State Electric & Gas Corp., 5.75%, 05/01/23	100,000	92,691
Nisource Finance Corp., 5.25%, 09/15/17	440,000	405,889
Oncor Electric Deliver, 6.38%, 01/15/15	750,000	762,718
Oncor, Inc., 6.38%, 05/01/12	165,000	168,334
Pacific Gas & Electric Co., 3.60%, 03/01/09	1,100,000	1,047,022
Pacific Gas & Electric Co., 4.80%, 03/01/14	500,000	469,487
Pacific Gas & Electric Co., 4.20%, 03/01/11	1,200,000	1,130,579
Pacificorp Corp., 5.25%, 06/15/35	300,000	259,440
Pepco Holdings, Inc., 6.45%, 08/15/12	180,000	183,330
Pepco Holdings, Inc., 7.45%, 08/15/32	200,000	215,919
Progress Energy, Inc., 5.85%, 10/30/08	105,000	105,820
Progress Energy, Inc., 7.10%, 03/01/11	440,000	464,835
Progress Energy, Inc., 7.75%, 03/01/31	400,000	453,335
PSEG Power Corp., 6.95%, 06/01/12 (e)	125,000	131,166
Public Service Electric & Gas, 5.13%, 09/01/12	330,000	318,669
Public Service New Mexico Corp., 4.40%, 09/15/08	175,000	169,935
Puget Energy, Inc., 5.48%, 06/01/35	250,000	220,945
Scana Corp., 6.88%, 05/15/11	875,000	920,119
Scana Corp., 6.25%, 02/01/12	250,000	254,560
Scottish Power, 5.81%, 03/15/25	200,000	187,890
Southern California Edison Co., 6.00%, 01/15/34	300,000	288,813
Southern California Edison Co., 5.55%, 01/15/36	400,000	360,625
Southern Power Co., 6.25%, 07/15/12	425,000	433,269

	Principal Amount	Value

Electric – Integrated (continued)
Westar Energy, Inc., 6.00%, 07/01/14	$450,000	$450,847
Wisconsin Electric Power, 5.63%, 05/15/33	100,000	91,953

		22,914,739

Electric – Distribution (0.2%)
Cincinnati Gas and Electric Co., 5.40%, 06/15/33	125,000	107,358
Hydro Quebec Corp., 8.40%, 01/15/22	373,000	468,668
Hydro Quebec Corp., 8.88%, 03/01/26	265,000	355,447
Ohio Power Co., 6.60%, 02/15/33	400,000	405,248
PPL Electric Utility, 5.88%, 08/15/07	1,000,000	1,004,733
PPL Electric Utilities, 5.50%, 12/01/15	700,000	668,905
TXU Energy Co., 6.13%, 03/15/08	770,000	775,518
TXU Energy Co., 6.15%, 11/15/13 (b)	320,000	324,626
Wisconsin Energy Corp., 5.50%, 12/01/08	300,000	300,135

		4,410,638

Farm Machinery & Equipment (0.0%)
Deere & Co., 6.95%, 04/25/14	270,000	289,792

Financial Services (14.2%)
Ace Ina Holdings, 8.30%, 08/15/06	150,000	151,225
Ace Ina Holdings, 5.88%, 06/15/14	350,000	344,787
American Express, 3.75%, 11/20/07	1,280,000	1,251,031
American Express Co., 4.88%, 07/15/13	285,000	270,937
American General Finance, 4.50%, 11/15/07	900,000	890,294
American General Finance, 5.38%, 10/01/12	1,400,000	1,365,937
Associates Corp. of North America, 6.95%, 11/01/18	575,000	627,036

2006 Semiannual Report	23

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Axa Financial, Inc., 7.75%, 08/01/10	$450,000	$485,540
Axa Financial, Inc., 7.00%, 04/01/28	225,000	241,048
Bear Stearns Co., Inc., 5.70%, 01/15/07	700,000	701,903
Bear Stearns Co., Inc., 5.70%, 11/15/14	625,000	615,936
Bear Stearns Co., Inc., 5.30%, 10/30/15	300,000	286,532
Bear Stearns Co., Inc., 4.65%, 07/02/18	600,000	528,408
Boeing Capital Corp., 5.75%, 02/15/07 (e)	1,200,000	1,203,522
Boeing Capital Corp., 6.10%, 03/01/11 (e)	85,000	87,025
Bskyb Finance UK LTD., 5.63%, 10/15/15 (b)	250,000	239,155
Capital One Bank, 4.88%, 05/15/08	1,300,000	1,286,142
Capital One Bank, 5.75%, 09/15/10	400,000	402,611
Capital One Financial, 5.50%, 06/01/15	500,000	480,305
Capital One Financial, 5.25%, 02/21/17	515,000	478,166
Caterpillar Financial Services Corp., 4.88%, 06/15/07	90,000	89,567
Caterpillar Financial Services Corp., 2.70%, 07/15/08 (e)	700,000	661,533
Caterpillar Financial Services Corp., 4.50%, 06/15/09 (e)	350,000	341,257
Caterpillar Financial Services Corp., 5.05%, 12/01/10	1,000,000	981,728
CIT Group, Inc., 5.75%, 09/25/07	900,000	904,505
CIT Group, Inc., 3.88%, 11/03/08	780,000	752,637
CIT Group, Inc., 4.75%, 12/15/10	340,000	328,068
CIT Group, Inc., 5.13%, 09/30/14	425,000	401,104
CIT Group, Inc., 5.20%, 06/01/15	300,000	282,202
CIT Group, Inc., 6.00%, 04/01/36	350,000	326,183
CitiFinancial Credit Co., 10.00%, 05/15/09	100,000	112,324

	Principal Amount	Value

Financial Services (continued)
Countrywide Financial Corp., 5.63%, 07/15/09	$950,000	$952,526
Countrywide Home Loan, 3.25%, 05/21/08	305,000	292,351
Countrywide Home Loan, 4.00%, 03/22/11	900,000	832,496
Credit Suisse First Boston Mortgage Corp., 5.30%, 11/15/19 (d)	25,000,000	25,001,987
Credit Suisse First Boston USA, Inc., 5.75%, 04/15/07	300,000	301,151
Credit Suisse First Boston USA, Inc., 4.63%, 01/15/08	2,275,000	2,249,106
Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11	450,000	459,726
Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12	600,000	623,687
Credit Suisse First Boston USA, Inc., 5.13%, 01/15/14	290,000	277,435
Credit Suisse First Boston USA, Inc., 5.12%, 05/15/14 (d)	7,254,556	7,254,618
Credit Suisse First Boston USA, Inc., 5.10%, 08/15/18 (d)	8,943,184	8,942,566
Credit Suisse First Boston USA, Inc., 7.13%, 07/15/32	650,000	717,380
Credit Suisse USA, 4.13%, 01/15/10	675,000	643,544
Eksportsfinans, 4.75%, 12/15/08	700,000	692,364
ERP Operating LP, 5.25%, 09/15/14	800,000	764,506
ERP Operating LP, 5.38%, 08/01/16	500,000	475,476
Financing Corp., 9.80%, 11/30/17	30,000	40,985
General Electric Capital Corp., 5.38%, 03/15/07	650,000	650,740
General Electric Capital Corp., 4.25%, 01/15/08	2,230,000	2,193,419
General Electric Capital Corp., 4.63%, 09/15/09	1,075,000	1,050,792
General Electric Capital Corp., 3.75%, 12/15/09	1,400,000	1,326,658
General Electric Capital Corp., 5.88%, 02/15/12	100,000	101,608

24	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
General Electric Capital Corp., 6.00%, 06/15/12	$445,000	$455,050
General Electric Capital Corp., 5.00%, 02/01/13	1,575,000	1,522,735
General Electric Capital Corp., 4.88%, 03/04/15 (e)	1,050,000	990,308
General Electric Capital Corp., 6.75%, 03/15/32	2,145,000	2,316,229
Golden West Financial Corp., 4.75%, 10/01/12	265,000	252,210
Goldman Sachs Group, Inc., 4.13%, 01/15/08	1,060,000	1,039,768
Goldman Sachs Group, Inc., 3.88%, 01/15/09	1,000,000	963,978
Goldman Sachs Group, Inc., 6.65%, 05/15/09	700,000	724,420
Goldman Sachs Group, Inc., 6.60%, 01/15/12	175,000	182,590
Goldman Sachs Group, Inc., 5.25%, 04/01/13 (e)	1,125,000	1,091,634
Goldman Sachs Group, Inc., 5.25%, 10/15/13	1,475,000	1,424,306
Goldman Sachs Group, Inc., 5.13%, 01/15/15	525,000	496,497
Goldman Sachs Group, Inc., 6.13%, 02/15/33 (e)	1,950,000	1,877,132
Greenwich Capital Commercial Funding Corp., 5.01%, 11/05/19 (d)	14,181,957	14,182,333
Harley Davidson Funding, 3.63%, 12/15/08 (b)	600,000	574,674
Household Finance Corp., 5.88%, 02/01/09	1,620,000	1,639,749
Household Finance Corp., 4.75%, 05/15/09	1,300,000	1,274,471
Household Finance Corp., 7.00%, 05/15/12	1,375,000	1,462,912
HSBC Finance Corp., 4.75%, 04/15/10	600,000	582,973
HSBC Finance Corp., 5.25%, 04/15/15 (e)	450,000	427,666
HSBC Finance Corp., 5.00%, 06/30/15	850,000	793,056

	Principal Amount	Value

Financial Services (continued)
HSBC Finance Corp., 5.50%, 01/19/16	$600,000	$579,539
International Lease Finance Corp., 5.00%, 04/15/10	1,000,000	977,983
J Paul Getty Trust Corp., 5.88%, 10/01/33	500,000	474,000
Jefferies Group, Inc., 6.25%, 01/15/36	300,000	274,074
John Deere Capital Corp., 3.90%, 01/15/08	1,000,000	976,577
John Deere Capital Corp., 4.88%, 03/16/09	600,000	591,734
John Deere Capital Corp., 4.40%, 07/15/09 (e)	650,000	630,317
John Hancock Financial Services, Inc., 5.63%, 12/01/08	100,000	100,777
JP Morgan Chase & Co., 5.08%, 04/16/19 (d)	20,000,000	20,007,717
JP Morgan Chase Commercial Mortgage, 5.08%, 02/15/19 (d)	24,369,000	24,387,636
KFW International Finance, 3.25%, 03/30/09	900,000	854,168
KFW International Finance, 5.13%, 05/13/09	1,500,000	1,497,587
KFW International Finance, 4.38%, 07/21/15	2,450,000	2,266,172
Korea Development Bank, 4.75%, 07/20/09	1,500,000	1,468,443
Lehman Brothers Holdinds, Inc., 5.00%, 07/15/18 (d)	8,282,984	8,282,413
Lehman Brothers Holdings, Inc., 3.50%, 08/07/08	1,200,000	1,153,319
Lehman Brothers Holdings, Inc., 4.25%, 01/27/10 (e)	775,000	739,889
Lehman Brothers Holdings, Inc., 7.88%, 08/15/10	97,000	105,456
Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	890,000	932,064
Lehman Brothers Holdings, Inc., 4.80%, 03/13/14	600,000	560,930
Lehman Brothers Holdings, Inc., 5.07%, 10/15/17 (d)	16,463,268	16,463,970

2006 Semiannual Report	25

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Mellon Financial Corp., 6.40%, 05/14/11	$450,000	$465,773
Mellon Financial Corp., 5.00%, 12/01/14 (e)	200,000	189,378
Morgan Stanley, 5.80%, 04/01/07	850,000	853,642
Morgan Stanley, 3.63%, 04/01/08	1,750,000	1,696,048
Morgan Stanley, 6.60%, 04/01/12	850,000	888,497
Morgan Stanley, 5.30%, 03/01/13	625,000	609,395
Morgan Stanley, 4.75%, 04/01/14	1,000,000	924,813
Morgan Stanley, 7.25%, 04/01/32	550,000	608,722
National Rural Utilities, 4.75%, 03/01/14	550,000	515,052
National Rural Utilities, 8.00%, 03/01/32	270,000	329,938
Prudential Financial, Inc., 3.75%, 05/01/08	655,000	634,240
Prudential Financial, Inc., 5.10%, 09/20/14	500,000	475,407
Prudential Financial, Inc., 5.75%, 07/15/33	250,000	230,968
Residential Capital Corp., 6.38%, 06/30/10	500,000	497,879
Residential Capital Corp., 6.88%, 06/30/15	900,000	912,384
Residential Capital Corp., 5.31%, 08/25/35	13,123,539	13,140,077
Royal Bank of Scotland Group, 5.00%, 11/12/13	400,000	382,480
Royal Bank of Scotland Group, 5.05%, 01/08/15 (e)	535,000	506,322
Royal Bank of Scotland Group, 4.70%, 07/03/18	800,000	718,428
SLM Corp., 5.38%, 05/15/14	1,850,000	1,780,303
Synovus Financial Corp., 4.88%, 02/15/13	150,000	142,695
Textron Financial Corp., 4.13%, 03/03/08	600,000	586,736
UFJ Finance Aruba AEC, 6.75%, 07/15/13	600,000	630,164
Wachovia Bank Commercial Mortgage, 5.07%, 10/15/15 (d)	30,000,000	30,003,497
Washington Mutual, Inc., 5.63%, 01/15/07	175,000	175,232

	Principal Amount	Value

Financial Services (continued)
Washington Mutual, Inc., 4.38%, 01/15/08	$750,000	$737,179
Washington Mutual, Inc., 4.00%, 01/15/09	500,000	482,530
Washington Mutual, Inc., 5.50%, 01/15/13	445,000	436,630
Washington Mutual, Inc., 5.65%, 08/15/14	500,000	488,338
Washinton Mutual Bank, 5.13%, 01/15/15 (e)	200,000	188,125

		250,794,097

Food & Related (0.9%)
Anheuser-Busch Co., Inc., 4.38%, 01/15/13	50,000	46,609
Anheuser-Busch Co., Inc., 5.00%, 03/01/19	400,000	367,216
Anheuser-Busch Co., Inc., 6.00%, 11/01/41	250,000	239,071
Archer Daniels Midland Co., 5.94%, 10/01/32	585,000	558,377
Archer Daniels Midland Co., 5.38%, 09/15/35	250,000	220,117
Bottling Group LLC, 4.63%, 11/15/12	700,000	661,730
Cadbury Schweppes PLC, 5.13%, 10/01/13 (b)	300,000	285,596
Campbell Soup Co., 4.88%, 10/01/13	400,000	378,540
Coca-Cola Bottling Co., 5.00%, 11/15/12	150,000	143,104
Coca-Cola Enterprises, Inc., 8.50%, 02/01/12	600,000	685,483
Coca-Cola Enterprises, Inc., 6.95%, 11/15/26, 6.95%, 11/15/26	250,000	267,667
Coca-Cola Enterprises, Inc., 6.75%, 09/15/28 (e)	595,000	623,160
Conagra Foods, Inc., 6.75%, 09/15/11	150,000	155,865
Conagra Foods, Inc., 7.00%, 10/01/28	375,000	378,359
Diageo Capital PLC, 3.50%, 11/19/07	860,000	836,117

26	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Food & Related (continued)
Diageo Capital PLC, 5.30%, 10/28/15	$500,000	$477,041
General Mills, Inc., 5.13%, 02/15/07	350,000	349,395
General Mills, Inc., 6.00%, 02/15/12	452,000	456,870
HJ Heinz Finance, 6.75%, 03/15/32	150,000	144,663
Kellogg Co., 2.88%, 06/01/08 (e)	1,025,000	973,816
Kellogg Co., 7.45%, 04/01/31	250,000	285,881
Kraft Foods, Inc., 4.63%, 11/01/06	60,000	59,798
Kraft Foods, Inc., 4.13%, 11/12/09	1,000,000	954,821
Kraft Foods, Inc., 5.63%, 11/01/11	794,000	791,212
Kraft Foods, Inc., 6.50%, 11/01/31 (e)	320,000	324,803
Kroger Co., 6.80%, 04/01/11 (e)	340,000	353,739
Kroger Co., 6.20%, 06/15/12	400,000	404,339
Kroger Co., 7.50%, 04/01/31	435,000	465,264
Miller Brewing Co., 5.50%, 08/15/13 (b)	250,000	244,356
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	350,000	383,459
Pepsiamericas, Inc., 4.88%, 01/15/15	750,000	700,006
Safeway, Inc., 6.50%, 03/01/11	400,000	410,332
Safeway, Inc., 5.80%, 08/15/12	350,000	346,182
Safeway, Inc., 5.63%, 08/15/14 (e)	300,000	289,376
Sara Lee Corp., 6.25%, 09/15/11	425,000	428,142
Supervalu, Inc., 7.50%, 05/15/12	125,000	127,551
Sysco Corp., 5.38%, 09/21/35	180,000	161,130
Tricon Global Restaurant, 8.88%, 04/15/11	200,000	224,665
Unilever Capital Corp., 7.13%, 11/01/10 (e)	550,000	584,175
Unilever Capital Corp., 5.90%, 11/15/32	350,000	333,567
Wrigley JR Co., 4.65%, 07/15/15	365,000	337,826

		16,459,420

Healthcare Services (0.2%)
Eli Lilly & Co., 6.00%, 03/15/12	500,000	511,467
Eli Lilly & Co., 7.13%, 06/01/25	200,000	222,498

	Principal Amount	Value

Healthcare Services (continued)
Health Care Property Investors, Inc., 6.45%, 06/25/12	$95,000	$97,941
Unitedhealth Group, 5.38%, 03/15/16	500,000	479,796
Unitedhealth Group, 5.80%, 03/15/36	1,200,000	1,104,475
Wellpoint, Inc., 5.00%, 12/15/14	400,000	375,928
Wellpoint, Inc., 5.95%, 12/15/34	200,000	186,508

		2,978,613

Hotels (0.1%)
Harrahs Operating Co., Inc., 7.13%, 06/01/07	400,000	406,244
Harrahs Operating Co., Inc., 5.50%, 07/01/10	380,000	375,530
Harrahs Operating Co., Inc., 5.63%, 06/01/15	500,000	474,590
Harrahs Operating Co., Inc., 5.75%, 10/01/17	375,000	351,411

		1,607,775

Household Products (0.0%)
Clorox Co., 4.20%, 01/15/10	530,000	505,007

Insurance (0.8%)
Allstate Corp., 6.13%, 02/15/12	430,000	441,186
Allstate Corp., 6.13%, 12/15/32	200,000	195,174
Allstate Corp., 5.55%, 05/09/35	150,000	133,803
Allstate Corp., 5.95%, 04/01/36	200,000	187,857
American General Corp., 7.50%, 07/15/25 (e)	250,000	282,379
American International Group, 5.05%, 10/01/15 (b)	250,000	235,380
Berkley Corp., 5.13%, 09/30/10	175,000	169,262
Berkshire Hathaway, Inc., 4.13%, 01/15/10	1,400,000	1,336,247
Berkshire Hathaway, Inc., 4.85%, 01/15/15	600,000	562,716
Farmers Insurance Exchange, 8.63%, 05/01/24 (b) (e)	400,000	455,455
Genworth Financial, Inc., 5.75%, 06/15/14	150,000	148,524
Hartford Financial Services Group, 4.75%, 03/01/14	200,000	185,621

2006 Semiannual Report	27

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Hartford Life, Inc., 7.38%, 03/01/31	$100,000	$111,764
Infinity Property & Casualty, 5.50%, 02/18/14	200,000	187,889
ING Sec Life Institutional Fund, 4.25%, 01/15/10 (b) (e)	2,000,000	1,923,067
Marsh & McLennan Cos., Inc., 6.25%, 03/15/12	175,000	175,685
Marsh & McLennan Cos., Inc., 5.75%, 09/15/15	920,000	881,393
Metlife, Inc., 6.13%, 12/01/11	1,085,000	1,113,887
Metlife, Inc., 5.70%, 06/15/35	550,000	499,816
Montpelier RE Holdings, 6.13%, 08/15/13	125,000	118,010
Monumental Global Funding II, 4.38%, 07/30/09	500,000	484,329
New York Life Insurance, 5.88%, 05/15/33 (b) (e)	200,000	191,739
NLV Financial Corp., 7.50%, 08/15/33 (b)	125,000	126,982
North Front Pass, 5.81%, 12/15/24	500,000	479,088
Principal Life Global Funding, 6.25%, 02/15/12 (b)	150,000	154,342
Progressive Corp., 6.25%, 12/01/32 (e)	275,000	272,519
RLI Corp., 5.95%, 01/15/14	200,000	191,158
St. Paul Travelers Companies, Inc., 5.01%, 08/16/07	225,000	223,706
Travelers Property Casualty Corp., 6.38%, 03/15/33 (e)	325,000	318,223
Western & Southern Finance, 5.75%, 07/15/33 (b)	250,000	228,262
Willis Group North America, Inc., 5.63%, 07/15/15	300,000	286,999
XL Capital Ltd., 5.25%, 09/15/14	1,320,000	1,231,638

		13,534,100

Manufacturing (0.2%)
Cooper Industries, Inc., 5.50%, 11/01/09	175,000	174,994
Dover, Corp., 4.88%, 10/15/15 (e)	380,000	354,953

	Principal Amount	Value

Manufacturing (continued)
Honeywell International, 5.40%, 03/15/16	$245,000	$238,412
Honeywell International, Inc., 6.13%, 11/01/11	250,000	256,606
Norsk Hydro AS, 6.36%, 01/15/09	460,000	469,731
Tyco International Group SA, 6.13%, 01/15/09	635,000	642,015
Tyco International Group SA, 6.00%, 11/15/13	1,100,000	1,096,412
Tyco International Group SA, 6.88%, 01/15/29	125,000	128,552

		3,361,675

Medical Products (0.2%)
Amgen, Inc., 4.00%, 11/18/09	475,000	453,448
Baxter International, Inc., 4.63%, 03/15/15 (e)	130,000	118,088
Boston Scientific, 5.45%, 06/15/14	600,000	570,857
Johnson & Johnson, 4.95%, 05/15/33 (e)	700,000	615,810
Medtronic, Inc., 4.38%, 09/15/10	315,000	302,097
Quest Diagnostic, Inc., 5.45%, 11/01/15	550,000	527,192
Wyeth, 5.50%, 02/01/14	1,150,000	1,123,627
Wyeth, 6.50%, 02/01/34	350,000	354,472

		4,065,591

Metals & Minerals (0.2%)
Alcan, Inc., 6.45%, 03/15/11	75,000	77,451
Alcan, Inc., 4.50%, 05/15/13	230,000	212,753
Alcan, Inc., 5.75%, 06/01/35 (e)	350,000	317,568
Alcoa, Inc., 6.00%, 01/15/12	310,000	316,338
Barrick Gold Finance, Inc., 4.88%, 11/15/14	390,000	363,167
BHP Billiton Ltd., 4.80%, 04/15/13	400,000	380,797
Codelco, Inc., 6.38%, 11/30/12 (b)	120,000	123,332
Inco Ltd., 7.75%, 05/15/12	300,000	324,486
Newmont Minning Corp., 5.88%, 04/01/35	400,000	360,966
Noranda, Inc., 6.20%, 06/15/35	300,000	270,823
Placer Dome, Inc., 6.38%, 03/01/33	235,000	229,374

28	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Minerals (continued)
Vale Overseas Ltd., 6.25%, 01/11/16	$250,000	$245,625

		3,222,680

Multimedia (0.5%)
AOL Time Warner, Inc., 6.88%, 05/01/12	1,545,000	1,611,511
AOL Time Warner, Inc., 6.88%, 06/15/18	298,000	307,016
AOL Time Warner, Inc., 7.63%, 04/15/31	300,000	324,760
AOL Time Warner, Inc., 7.70%, 05/01/32	1,130,000	1,234,906
Belo Corp., 8.00%, 11/01/08	145,000	151,155
Clear Channel Communications, Inc., 4.40%, 05/15/11	200,000	183,723
Gannett Co., Inc., 5.50%, 04/01/07	185,000	184,516
Johnson Controls, Inc., 4.88%, 09/15/13	300,000	281,126
News America Holdings, Inc., 9.25%, 02/01/13	200,000	233,605
News America Holdings, Inc., 5.30%, 12/15/14 (e)	500,000	478,726
News America Holdings, Inc., 8.00%, 10/17/16	200,000	225,743
News America Holdings, Inc., 7.28%, 06/30/28	130,000	132,958
News America Holdings, Inc., 6.20%, 12/15/34	415,000	383,747
News America Holdings, Inc., 6.40%, 12/15/35 (b)	300,000	283,538
Reed Elsevier Capital, 6.13%, 08/01/06	300,000	300,534
Viacom, Inc., 5.63%, 05/01/07	1,000,000	998,830
Viacom, Inc., 5.63%, 08/15/12 (e)	250,000	245,140
Viacom, Inc., 7.88%, 07/30/30	135,000	145,517
Viacom, Inc., 5.50%, 05/15/33	200,000	165,513
Viacom, Inc., 6.88%, 04/30/36 (b)	550,000	542,036
Walt Disney Co., 5.38%, 06/01/07 (e)	725,000	724,606
Walt Disney Co., 6.38%, 03/01/12 (e)	236,000	244,055

	Principal Amount	Value

Multimedia (continued)
Walt Disney Co., 6.20%, 06/20/14 (e)	$400,000	$407,923

		9,791,184

Natural Gas Transmission (0.0%)
Texas Gas Transmission Corp., 4.60%, 06/01/15	300,000	270,915

Non-Hazardous Waste Disposal (0.1%)
Waste Management, Inc., 7.38%, 08/01/10	250,000	265,463
Waste Management, Inc., 6.38%, 11/15/12	350,000	360,106
Waste Management, Inc., 7.00%, 7/15/28, 7.00%, 07/15/28	275,000	285,397

		910,966

Oil & Gas (1.7%)
AGL Capital Corp., 4.45%, 04/15/13	300,000	274,994
Amerada Hess Corp., 7.30%, 08/15/31 (e)	600,000	652,007
Anadarko Petroleum Corp., 7.50%, 05/01/31	505,000	571,070
Apache Corp., 6.25%, 04/15/12	390,000	404,872
Apache Corp., 7.63%, 07/01/19	100,000	115,325
Apache Finance Canada, 4.38%, 05/15/15	825,000	747,547
Atmos Energy Corp., 4.00%, 10/15/09	700,000	662,577
Atmos Energy Corp., 5.13%, 01/15/13	225,000	213,546
BP Amoco PLC, 5.90%, 04/15/09	200,000	203,535
BP Capital Markets America, 4.20%, 06/15/18	250,000	215,336
Brascan Corp., 5.75%, 03/01/10	305,000	305,158
Burlington Resources Finance Co., 6.40%, 08/15/11	210,000	217,900
Burlington Resources, Inc., 6.50%, 12/01/11	350,000	365,371
ChevronTexaco Capital Corp., 3.50%, 09/17/07	90,000	87,940

2006 Semiannual Report	29

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil & Gas (continued)
ChevronTexaco Capital Corp., 3.38%, 02/15/08	$500,000	$483,669
ChevronTexaco Capital Corp., 8.63%, 06/30/10	120,000	134,496
Colonial Pipeline, 7.63%, 04/15/32 (b)	365,000	431,106
Conoco Funding Co., 6.35%, 10/15/11	600,000	622,592
Conoco Funding Co., 4.75%, 10/15/12 (e)	1,800,000	1,725,205
Conoco, Inc., 6.95%, 04/15/29	370,000	408,069
Conocophillips, 5.90%, 10/15/32	300,000	291,393
Consolidated Natural Gas, Inc., 5.38%, 11/01/06	60,000	59,984
Consolidated Natural Gas, Inc., 6.25%, 11/01/11	764,000	780,264
Devon Financing Corp., 6.88%, 09/30/11	490,000	517,874
Duke Capital LLC, 6.75%, 02/15/32	300,000	306,701
EnCana Corp., 4.75%, 10/15/13	575,000	538,910
Encana Holdings Finance Corp., 5.80%, 05/01/14	425,000	422,614
Enterprise Products, 5.60%, 10/15/14	800,000	766,231
Enterprise Products, 5.75%, 03/01/35 (e)	175,000	151,694
Halliburton Co., 5.50%, 10/15/10	800,000	798,726
Kinder Morgan Energy Partners, LP, 5.70%, 01/05/16 (b)	800,000	770,642
Kinder Morgan Energy Partners, LP, 7.50%, 11/01/10	351,000	375,025
Kinder Morgan Energy Partners, LP, 6.75%, 03/15/11 (e)	155,000	161,285
Kinder Morgan Energy Partners, LP, 6.50%, 09/01/12	300,000	308,716
Kinder Morgan Energy Partners, LP, 5.80%, 03/15/35 (e)	350,000	309,564
Kinder Morgan Energy Partners, LP, 5.15%, 03/01/15	165,000	153,874
Marathon Oil Corp, 6.80%, 03/15/32	200,000	212,131

	Principal Amount	Value

Oil & Gas (continued)
Marathon Oil Corp., 5.38%, 06/01/07	$810,000	$810,372
Motiva Enterprises Corp., 5.20%, 09/15/12 (b)	125,000	122,324
Murphy Oil Corp., 6.38%, 05/01/12	100,000	103,181
Nabors, Inc., 5.38%, 08/15/12	70,000	68,918
Nexen, Inc., 5.05%, 11/20/13	500,000	474,572
Nexen, Inc., 5.88%, 03/10/35	225,000	204,192
Occidental Peteroleum, 6.75%, 01/15/12	450,000	476,316
Ocean Energy, Inc., 7.25%, 10/01/11	980,000	1,049,245
Pemex Project Funding Master, 8.85%, 09/15/07	475,000	495,188
Pemex Project Funding Master, 6.13%, 08/15/08	400,000	402,400
Pemex Project Funding Master, 9.13%, 10/13/10	1,065,000	1,186,943
Pemex Project Funding Master, 7.38%, 12/15/14	625,000	662,500
Pemex Project Funding Master, 5.75%, 12/15/15 (e)	1,300,000	1,232,400
Pemex Project Funding Master, 6.63%, 06/15/35 (e)	300,000	283,500
Pemex Project Funding Master, 6.63%, 06/15/35	250,000	236,250
Phillips Petroleum Co., 8.75%, 05/25/10	600,000	670,076
Praxair, Inc., 6.50%, 03/01/08	390,000	397,447
PTT Public Co. Ltd., 5.88%, 08/03/35 (b)	300,000	265,442
South Carolina Electric & Gas Co., 4.80%, 10/01/12	650,000	619,286
Talisman Energy, Inc., 7.25%, 10/15/27	225,000	242,592
Transocean Sedco Forex, Inc., 7.50%, 04/15/31	300,000	344,970
Valero Energy Corp., 6.88%, 04/15/12	1,000,000	1,051,563
Valero Energy Corp., 7.50%, 04/15/32	200,000	224,091

30	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Oil & Gas (continued)
Weatherford Intl, Inc., 5.50%, 02/15/16	$125,000	$120,592
XTO Energy, Inc., 4.90%, 02/01/14	250,000	234,450
Xto Energy, Inc., 5.30%, 06/30/15	475,000	452,434

		28,199,187

Paper & Forest Products (0.2%)
Celulosa Arauco Constitucion SA, 5.13%, 07/09/13	300,000	278,398
International Paper Co., 4.00%, 04/01/10	850,000	799,823
International Paper Co., 5.85%, 10/30/12 (e)	300,000	298,637
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	300,000	277,053
Norske Skogindustrier, 6.13%, 10/15/15 (b)	150,000	137,450
Westvaco Corp., 7.95%, 02/15/31	200,000	215,485
Weyerhaeuser Co., 5.95%, 11/01/08	309,000	310,937
Weyerhaeuser Co., 6.75%, 03/15/12	1,325,000	1,371,427
Weyerhaeuser Co., 7.38%, 03/15/32	375,000	391,621

		4,080,831

Pharmaceuticals (0.2%)
Abbott Laboratories, 5.63%, 07/01/06	104,000	104,082
Abbott Laboratories, 5.40%, 09/15/08	250,000	250,575
Abbott Laboratories, 3.50%, 02/17/09 (e)	200,000	190,754
Astrazeneca PLC, 5.40%, 06/01/14	500,000	491,354
Genentech, Inc., 4.40%, 07/15/10	280,000	268,974
Genentech, Inc., 5.25%, 07/15/35	150,000	129,964
Glaxosmithkline PLC, 5.38%, 04/15/34	340,000	311,357
Merck & Co., Inc., 6.40%, 03/01/28	125,000	124,259
Merck & Co., Inc., 5.95%, 12/01/28	275,000	259,751
Pfizer, Inc., 4.65%, 03/01/18	450,000	407,190

	Principal Amount	Value

Pharmaceuticals (continued)
Pharmacia Corp., 6.60%, 12/01/28	$300,000	$320,152
Teva Pharmaceutical Finance Llc, 6.15%, 02/01/36	240,000	221,741
Wyeth, 5.50%, 02/15/16	1,075,000	1,039,403

		4,119,556

Pipelines (0.1%)
Centerpoint Energy Resources, 7.88%, 04/01/13	600,000	662,159
Panhandle Eastern Pipelines, 2.75%, 03/15/07	400,000	390,700
Plains All American Pipeline, 5.63%, 12/15/13	560,000	544,917
TGT Pipelines LLC, 5.20%, 06/01/18	150,000	136,895

		1,734,671

Publishing – Newspapers (0.0%)
Gannett Co., 6.38%, 04/01/12 (e)	400,000	409,169
Thomson Corp., 4.25%, 08/15/09	425,000	408,063

		817,232

Real Estate Investment Trusts (0.4%)
Avalonbay Communities, Inc., 6.63%, 09/15/11	150,000	156,653
Brandywine Operating Partners, 5.63%, 12/15/10	305,000	300,901
BRE Properties, Inc., 5.95%, 03/15/07	140,000	140,007
Camden Property Trust, 5.00%, 06/15/15	250,000	231,133
Camden Property Trust Corp., 7.00%, 11/15/06	600,000	605,523
Centerpoint Properties Corp., 4.75%, 08/01/10	350,000	340,183
Developers Diversified Realty Corp., 6.63%, 01/15/08	250,000	254,064
Duke Realty Corp., 5.25%, 01/15/10	300,000	294,927
EOP Operating LP, 6.75%, 02/15/12	200,000	208,065
Health Care REIT, Inc., 6.00%, 11/15/13	300,000	292,138

2006 Semiannual Report	31

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Real Estate Investment Trusts (continued)
HRPT Properties Trust Corp., 5.75%, 02/15/14	$300,000	$290,830
Istar Financial, Inc., 5.65%, 09/15/11	430,000	422,992
JDN Realty Corp., 6.95%, 08/01/07	20,000	20,087
Liberty Property LP, 7.25%, 03/15/11	65,000	68,687
Prologis, 5.25%, 11/15/10 (b)	800,000	784,274
Simon Property Group LP, 4.60%, 06/15/10	400,000	385,384
Simon Property Group LP, 5.10%, 06/15/15	900,000	842,386
Spieker Properties LP, 7.65%, 12/15/10	1,000,000	1,078,682
Vordano Realty LP, 5.60%, 02/15/11	350,000	346,820
Washington REIT, 5.25%, 01/15/14	200,000	191,464
Westfield Capital Corp., 5.13%, 11/15/14 (b)	260,000	244,658

		7,499,858

Research & Development (0.0%)
Science Applications International, 5.50%, 07/01/33	300,000	256,418

Retail (0.5%)
CVS Corp., 4.00%, 09/15/09	200,000	190,684
Home Depot, Inc., 5.40%, 03/01/16	1,000,000	973,977
JC Penney Corp., Inc., 8.00%, 03/01/10	1,270,000	1,363,296
Limited Brands, Inc., 6.13%, 12/01/12	250,000	248,216
Lowe’s Cos., Inc., 6.50%, 03/15/29	400,000	417,975
May Department Stores Co., 5.75%, 07/15/14	750,000	736,968
Staples, Inc., 7.13%, 08/15/07	500,000	510,052
Target Corp., 10.00%, 01/01/11	112,000	130,645
Target Corp., 6.35%, 01/15/11	210,000	217,805
Target Corp., 7.00%, 07/15/31	295,000	328,739
Target Corp., 6.35%, 11/01/32	230,000	237,656

	Principal Amount	Value

Retail (continued)
Wal-Mart Stores, Inc., 6.88%, 08/10/09	$1,390,000	$1,452,238
Wal-Mart Stores, Inc., 4.13%, 07/01/10	700,000	666,672
Wal-Mart Stores, Inc., 4.13%, 02/15/11	650,000	614,704
Wal-Mart Stores, Inc., 7.55%, 02/15/30	200,000	233,601
Wal-Mart Stores, Inc., 5.25%, 09/01/35	800,000	702,668

		9,025,896

Special Purpose Entity (0.6%)
Commercial Mortgage Pass Through, 5.00%, 04/15/17 (d)	7,239,627	7,238,697
Morgan Stanley TRACERS, 5.87%, 03/01/07 (b) (d)	3,280,000	3,287,118
Morgan Stanley TRACERS, 5.38%, 10/15/15 (d) (e)	820,000	783,876

		11,309,691

Telecommunications (2.0%)
Alltel Corp., 7.00%, 07/01/12 (e)	640,000	680,298
America Movil SA de CV, 5.75%, 01/15/15	500,000	477,500
America Movil SA de CV, 6.38%, 03/01/35	300,000	274,965
Ameritech Capital Funding, 6.45%, 01/15/18	150,000	146,456
AT&T Wireless Services, Inc., 8.13%, 05/01/12	75,000	83,969
AT&T Wireless Services, Inc., 8.75%, 03/01/31	545,000	685,066
Bellsouth Corp., 4.20%, 09/15/09	600,000	576,076
BellSouth Corp., 6.00%, 10/15/11 (e)	1,421,000	1,443,866
Bellsouth Corp., 5.20%, 09/15/14	850,000	805,232
Bellsouth Corp., 6.55%, 06/15/34	300,000	295,989
Bellsouth Corp., 6.00%, 11/15/34 (e)	450,000	414,682
British Telecom PLC, 8.38%, 12/15/10	2,170,000	2,410,676
British Telecom PLC, 8.88%, 12/15/30	100,000	126,399

32	Semiannual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Telecommunications (continued)
Cingular Wireless LLC, 7.13%, 12/15/31	$700,000	$748,225
Clear Channel Communications, Inc., 4.25%, 05/15/09 (e)	600,000	574,313
Clear Channel Communications, Inc., 7.65%, 09/15/10 (e)	200,000	210,675
Clear Channel Communications, Inc., 5.50%, 09/15/14 (e)	510,000	470,042
Cox Communications, Inc., 5.50%, 10/01/15	300,000	280,709
Deutsche Telekom International Finance, 3.88%, 07/22/08	700,000	678,488
Deutsche Telekom International Finance, 5.25%, 07/22/13	1,250,000	1,194,260
Deutsche Telekom International Finance, 8.25%, 06/15/30	625,000	742,127
France Telecom, 8.00%, 03/01/11	650,000	707,129
France Telecom, 8.50%, 03/01/31	690,000	850,386
GTE Corp., 6.84%, 04/15/18	350,000	360,676
GTE Corp., 6.94%, 04/15/28	250,000	249,289
Koninklijke KPN NV, 8.00%, 10/01/10	525,000	562,987
Motorola Inc., 7.63%, 11/15/10	270,000	293,053
Motorola, Inc., 7.50%, 05/15/25	350,000	390,150
SBC Communications, Inc., 4.13%, 09/15/09	1,250,000	1,195,468
SBC Communications, Inc., 5.30%, 11/15/10	650,000	641,966
SBC Communications, Inc., 6.25%, 03/15/11	805,000	825,854
SBC Communications, Inc., 5.88%, 08/15/12	720,000	722,773
SBC Communications, Inc., 5.10%, 09/15/14	1,000,000	941,460
SBC Communications, Inc., 6.15%, 09/15/34 (e)	1,375,000	1,295,139
Sprint Capital Corp., 6.13%, 11/15/08	850,000	863,807
Sprint Capital Corp., 6.38%, 05/01/09	375,000	383,748
Sprint Capital Corp., 8.38%, 03/15/12	1,795,000	2,018,188

	Principal Amount	Value

Telecommunications (continued)
Sprint Capital Corp., 8.75%, 03/15/32	$900,000	$1,116,708
Tele-Communications, Inc., 9.80%, 02/01/12	520,000	609,198
Telecom Italia Capital, 4.95%, 09/30/14	500,000	457,682
Telecom Italia Capital, 6.00%, 09/30/34 (e)	390,000	348,052
Telefonos de Mexico SA, 5.50%, 01/27/15	400,000	374,908
Univison Communication, Inc., 7.85%, 07/15/11 (e)	250,000	260,919
Verizon Global Funding Corp., 7.25%, 12/01/10	910,000	964,499
Verizon Global Funding Corp., 6.88%, 06/15/12	500,000	524,450
Verizon Global Funding Corp., 7.38%, 09/01/12	885,000	951,120
Verizon Global Funding Corp., 4.38%, 06/01/13	625,000	569,829
Verizon Global Funding Corp., 4.90%, 09/15/15	300,000	274,608
Verizon Global Funding Corp., 7.75%, 12/01/30	1,000,000	1,103,019
Verizon Global Funding Corp., 5.85%, 09/15/35	200,000	178,155
Vodafone Group PLC, 7.75%, 02/15/10	650,000	694,646
Vodafone Group PLC, 5.00%, 12/16/13	1,125,000	1,058,960
Vodafone Group PLC, 7.88%, 02/15/30	350,000	396,475

		34,536,576

Tobacco (0.0%)
Altria Group, Inc., 7.00%, 11/04/13	600,000	636,295

Tools & Accessories (0.0%)
Black & Decker Corp., 4.75%, 11/01/14	390,000	351,891
Stanley Works, 4.90%, 11/01/12	225,000	216,222

		568,113

2006 Semiannual Report	33

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Transportation & Shipping (0.4%)
Burlington Northern Santa Fe Corp., 6.75%, 07/15/11	$365,000	$384,271
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	350,000	421,288
Canadian National Railway Co., 6.90%, 07/15/28	410,000	448,761
Carnival Corp., 3.75%, 11/15/07	500,000	487,528
CSX Corp., 7.45%, 05/01/07	180,000	183,519
CSX Corp., 6.25%, 10/15/08	1,050,000	1,068,967
CSX Corp., 6.75%, 03/15/11 (e)	225,000	235,189
CSX Corp., 5.50%, 08/01/13	240,000	236,033
FedEx Corp., 2.65%, 04/01/07	700,000	681,811
Norfolk Southern Corp., 6.75%, 02/15/11	835,000	873,432
Norfolk Southern Corp., 5.59%, 05/17/25	143,000	132,708
Norfolk Southern Corp., 7.25%, 02/15/31	457,000	511,158
TTX Co., 4.90%, 03/01/15 (b)	375,000	347,745
Union Pacific Corp., 5.75%, 10/15/07	545,000	547,170
Union Pacific Corp., 3.63%, 06/01/10	410,000	380,302
Union Pacific Corp., 5.38%, 06/01/33	105,000	91,961
Union Pacific Corp., 6.25%, 05/01/34	400,000	397,904
United Parcel Service, Inc., 8.38%, 04/01/20	200,000	248,037

		7,677,784

Total Corporate Bonds		552,877,823

Sovereign Bonds (1.9%)

Canada (0.5%)
Canadian Natural Resources, 4.90%, 12/01/14 (b)	475,000	442,785
Government of Canada, 5.25%, 11/05/08	1,630,000	1,641,918

	Principal Amount	Value

Canada (continued)
Ontario Province, 5.50%, 10/01/08	$350,000	$352,120
Ontario Province, 4.38%, 02/15/13 (e)	725,000	682,851
Petro-Canada, 5.95%, 05/15/35	460,000	425,734
Providence of Manitoba, 7.50%, 02/22/10	500,000	536,812
Province of British Columbia, 4.63%, 10/03/06	100,000	99,767
Province of British Columbia, 5.38%, 10/29/08	400,000	402,084
Province of British Columbia, 4.30%, 05/30/13	270,000	257,003
Province of Ontario, 3.38%, 01/15/08	1,000,000	969,074
Province of Ontario, 4.50%, 02/03/15 (e)	1,130,000	1,054,570
Province of Ontario, 4.75%, 01/19/16	500,000	472,432
Province of Quebec, 5.00%, 07/17/09 (e)	1,400,000	1,388,751
Quebec Province, 4.60%, 05/26/15	600,000	557,822
Quebec Province, 7.50%, 09/15/29	980,000	1,180,901

		10,464,624

Chile (0.1%)
Republic of Chile, 5.63%, 07/23/07	900,000	902,250
Republic of Chile, 5.50%, 01/15/13	300,000	294,900

		1,197,150

China (0.0%)
People’s Republic of China, 4.75%, 10/29/13 (e)	500,000	473,732

Denmark (0.1%)
KfW International Finance, 4.13%, 10/15/14	1,200,000	1,105,697

34	Semiannual Report 2006

Sovereign Bonds (continued)

	Principal Amount	Value

Germany (0.1%)
Landwirtsch Rentenbank, 4.88%, 02/14/11	$1,500,000	$1,473,393

Italy (0.4%)
Republic of Italy, 4.00%, 06/16/08 (e)	1,400,000	1,366,737
Republic of Italy, 3.25%, 05/15/09 (e)	1,700,000	1,607,275
Republic of Italy, 4.38%, 06/15/13	950,000	890,956
Republic of Italy, 4.50%, 01/21/15 (e)	1,590,000	1,476,875
Republic of Italy, 6.88%, 09/27/23	425,000	468,928
Republic of Italy, 5.38%, 06/15/33	1,425,000	1,323,396

		7,134,167

Korea (0.1%)
Bank of Korea Corp., 4.63%, 03/16/10	700,000	675,988
Bank of Korea Corp., 5.13%, 02/14/11	600,000	586,372
Korea Developmental Bank, 5.75%, 09/10/13 (e)	200,000	199,758
Republic of Korea, 4.25%, 06/01/13 (e)	1,200,000	1,098,519

		2,560,637

Luxembourg (0.1%)
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	942,964

Mexico (0.5%)
United Mexican States, 9.88%, 02/01/10	2,750,000	3,122,625
United Mexican States, 6.38%, 01/16/13	1,938,000	1,969,977
United Mexican States, 7.50%, 04/08/33	775,000	846,300

	Principal Amount	Value

Mexico (continued)
United Mexican States, 6.75%, 09/27/34	$2,485,000	$2,524,760

		8,463,662

Poland (0.0%)
Repulic of Poland, 5.00%, 10/19/15	380,000	360,050

South Africa (0.0%)
Republic of South Africa, 6.50%, 06/02/14	350,000	360,500

Total Sovereign Bonds		34,536,576

Municipal Bonds (0.1%)
Illinois (0.0%)
State Taxable Pension GO, 5.10%, 06/01/33	700,000	628,593

Texas (0.1%)
City of Dallas, 5.25%, 02/15/24	1,200,000	1,194,960

Total Municipal Bonds		1,823,553

Cash Equivalents (4.1%)
Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $73,034,729)	73,006,561	73,006,561

Total Cash Equivalents		73,006,561

2006 Semiannual Report	35

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Bond Index Fund (Continued)

Short-Term Securities Held as Collateral for Securities Lending (10.9%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$193,464,899	$193,464,899

Total Short-Term Securities Held as Collateral for Securities Lending		193,464,899

Total Investments (Cost $2,175,500,043) (a) — 119.2%		2,124,380,204

Liabilities in excess of other assets — (19.2)%		(342,218,261)

NET ASSETS — 100.0%		$1,782,161,943

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Mortgage dollar rolls.

(d)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2006.

(e)	All or part of the security was on loan as of April 30, 2006.

TBA	To Be Announced

TRACERS	Tradable Custodial Receipts

See notes to financial statements.

36	Semiannual Report 2006

Gartmore International Index Fund

For the semiannual period ended April 30, 2006, the Gartmore International Index Fund (Class A at NAV) returned 22.66% versus 23.10% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds was 23.71%.

All of the major international equity markets posted positive returns during the reporting period. After a slowdown in the rate of global economic growth that took place during the latter part of 2005, the rate rebounded significantly during the first four months of 2006. Amid an environment of renewed equity market volatility, the pickup occurred across all major regions; international markets continued to outperform during the reporting period. All 21 of the MSCI EAFE countries posted positive returns, and most of them exceeded the MSCI EAFE Index’s return. Norway, Portugal and Finland were the top three regional performers, in that order.

Merger-and-acquisition (M&A) activity remained an essential theme across global equity markets. The increase in M&As was most pronounced in Europe, where the stock market reached multiyear peaks during the first quarter of 2006 on the back of a takeover boom. The climb in European stock performance during the reporting period was driven largely by takeover speculation. Bids were extended to larger companies during the period, as compared to last year’s environment, in which deals were concentrated in the small- and mid-capitalization segments. Notable examples included Unicredito/Hypovereinsbank, EON/Endesa, BNP/BNL, Suez/GDF and Ferrovial/BAA.

European economic growth strengthened during the reporting period, with both consumer and business confidence on the upswing. A firmer global background contributed to the upturn, and clearer signs of greater domestic demand surfaced. Germany, one of the region’s largest economies, provided the bulk of positive news. Elsewhere, indications emerged of a recovery in industrial activity in France and Italy. Spain’s economic growth remained robust, although a high debt burden continued to weigh on the corporate sector.

In the Asia/Pacific Basin region, New Zealand posted a mildly positive return for the reporting period. China overtook Japan as the world’s largest holder of foreign-currency reserves, on the back of a record trade surplus and a flood of foreign investment. In Japan, February’s jobless rate hit a seven-and-a-half-year low of 4.1%.* In March, the Bank of Japan declared a decade of deflation officially over, ending five years of ultra-loose monetary policy. The move to a regimen of managing interest rates came earlier than expected, affirming confidence in the economy’s strength and propelling Japan’s country returns.

Portfolio Managers:

Fund Asset Management, L.P.—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

*	Source: Lehman Brothers Global Index Performance Monthly Review, May 3, 2006.

2006 Semiannual Report	37

Fund Performance	Gartmore International Index Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	22.66%	33.01%	8.04%	2.52%
	w/SC3	15.61%	25.43%	6.77%	1.57%
Class B	w/o SC2	22.22%	32.35%	7.34%	1.82%
	w/SC4	17.22%	27.35%	7.03%	1.82%
Class C5	w/o SC2	22.24%	32.33%	7.05%	1.61%
	w/SC7	21.24%	31.33%	7.05%	1.61%
Institutional Class[6]		22.85%	33.48%	8.45%	2.90%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (02/14/05) include the performance of the Fund's Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C and invest in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Index Fund, the Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE is an unmanaged index that measures the performance of equity securities of global companies from various industrial sectors whose primary trading markets are located outside the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38	Semiannual Report 2006

Shareholder Expense Example	Gartmore International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore International Index Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,226.60	$4.20	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.23	$3.82	0.76%
Class B	Actual		$1,000.00	$1,222.20	$7.55	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.21	$6.88	1.37%
Class C	Actual		$1,000.00	$1,222.40	$1.38	1.37%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.25	1.37%
Institutional Class	Actual		$1,000.00	$1,228.50	$2.04	0.37%
	Hypothetical	[1]	$1,000.00	$1,023.17	$1.86	0.37%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	39

Portfolio Summary	Gartmore International Index Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	96.7%
Cash Equivalents	2.3%
Preferred Stock	0.1%
Rights	0.0%
Warrants	0.0%
Other Investments*	18.0%
Liabilities in excess of other assets**	-17.1%

100.0%

Top Countries
Japan	23.8%
United Kingdom	22.4%
France	9.0%
Switzerland	6.9%
Germany	6.8%
Australia	4.9%
Netherlands	4.5%
Spain	3.6%
Italy	3.6%
Sweden	2.3%
Other Assets	12.2%

100.0%

Top Industries
Banks	18.1%
Energy	7.1%
Telecommunications	6.6%
Pharmaceuticals	5.4%
Utilities	4.7%
Electronics & Electrical Equipment	4.3%
Insurance	4.2%
Food Products	4.2%
Automotive	3.7%
Financial Services	3.3%
Other Assets	38.4%

100.0%

Top Holdings***
BP Amoco PLC	2.1%
HSBC Holdings PLC	1.6%
Glaxosmithkline PLC	1.4%
Toyota Motor Co. Ltd.	1.4%
TotalFinaElf SA	1.2%
Vodafone Group PLC	1.2%
Novartis AG	1.2%
Mitsubishi Tokyo Financial Group, Inc.	1.1%
UBS AG	1.1%
Nestle SA	1.1%
Other Assets	86.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

40	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore International Index Fund

Common Stocks (96.7%)

	Shares or Principal Amount	Value

AUSTRALIA (4.9%)
Airlines (0.0%)
Qantas Airways Ltd. (d)	108,155	$284,116

Apparel (0.0%)
Billabong International Ltd. (d)	134	1,570

Banks (1.6%)
Australia & New Zealand Banking Group Ltd. (d)	255,670	5,429,398
Commonwealth Bank of Australia (d)	176,252	6,296,149
Macquarie Bank Ltd. (d)	33,996	1,842,999
National Australia Bank Ltd. (d)	228,874	6,538,250
Suncorp-Metway Ltd. (d)	65,525	1,012,924
Westpac Banking Corp. Ltd. (d)	260,491	4,966,530

		26,086,250

Brewery (0.1%)
Foster’s Group Ltd. (d)	250,919	1,121,854
Lion Nathan Ltd. (d)	1,340	8,472

		1,130,326

Building & Construction (0.4%)
Boral Ltd. (d)	83,850	608,276
CSR Ltd. (d)	130,462	401,492
James Hardie Industries NV (d)	58,218	418,617
Leighton Holdings Ltd. (c) (d)	37,177	472,743
Multiplex Group (c) (d)	192,870	449,347
Rinker Group Ltd. (d)	152,750	2,465,932

		4,816,407

Casino & Gambling (0.0%)
Aristocrat Leisure Ltd. (c) (d)	57,873	648,824
Unitab Ltd. (d)	17,212	191,500

		840,324

Commercial Services (0.1%)
Brambles Industries Ltd. (c) (d)	148,947	1,265,600
Mayne Nickless Ltd. (d)	100,202	260,399

		1,525,999

Computer Software & Services (0.0%)
Computershare Ltd. (d)	21,786	130,498

Consumer Products (0.0%)
Pacific Brands Ltd. (d)	56,551	97,551

Diversified (0.2%)
Futuris Corp. Ltd. (d)	69,199	118,969
Orica Ltd. (d)	21,913	405,692

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Diversified (continued)
Patrick Corp. Ltd. (d)	145,076	$939,778
Wesfarmers Ltd. (c) (d)	52,339	1,438,794

		2,903,233

Energy (0.3%)
Alinta Ltd. (d)	284	2,459
Australian Gas and Light Co. Ltd. (d)	55,521	818,278
Caltex Australia Ltd. (d)	169	2,586
Origin Energy Ltd. (d)	47,414	253,747
Santos Ltd. (d)	85,228	765,832
Woodside Petroleum Ltd. (d)	76,141	2,701,371

		4,544,273

Engineering (0.0%)
Downer EDI Ltd. (d)	203	1,341

Entertainment (0.0%)
TABCORP Holdings Ltd. (c) (d)	75,187	873,703

Financial Services (0.1%)
Australian Stock Exchange Ltd. (d)	600	14,976
Babcock & Brown Ltd. (d)	7,530	104,690
Challenger Financial Services Group Ltd. (d)	136,840	369,401
Perpetual Trustees Australia Ltd. (d)	160	8,504
SFE Corp. Ltd. (c) (d)	46,358	578,119

		1,075,690

Food Products (0.2%)
Coles Myer Ltd. (d)	172,205	1,401,258
Woolworths Ltd. (d)	148,211	2,100,433

		3,501,691

Food & Beverage (0.0%)
Coca-Cola Amatil Ltd. (c) (d)	66,586	368,055

Healthcare (0.0%)
Cochlear Ltd. (d)	14,207	569,910
DCA Group Ltd. (d)	300	852

		570,762

Industrial (0.1%)
BHP Steel Ltd. (c) (d)	156,475	915,586
OneSteel Ltd. (d)	121,136	366,251

		1,281,837

2006 Semiannual Report	41

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Insurance (0.3%)
AMP Ltd. (d)	268,075	$1,836,565
AXA Asia Pacific Holdings Ltd. (c) (d)	163,563	782,666
Insurance Australia Group Ltd. (d)	228,687	982,711
QBE Insurance Group Ltd. (d)	111,139	1,890,516

		5,492,458

Investment Companies (0.1%)
Macquarie Airports (d)	5,209	12,984
Macquarie Communications Infrastructure Group (c) (d)	94,409	394,942
Macquarie Infrastructure Group (d)	347,002	942,140

		1,350,066

Manufacturing (0.0%)
Ansell Ltd. (d)	21,093	183,319

Medical (0.0%)
Sonic Healthcare Ltd. (d)	1,459	16,593

Metals & Mining (0.2%)
Newcrest Mining Ltd. (d)	58,414	1,019,998
Rio Tinto Ltd. (c) (d)	42,687	2,557,357
WMC Ltd. (d)	150,843	826,693

		4,404,048

Minerals (0.7%)
BHP Billiton Ltd. (d)	525,402	11,936,593
Iluka Resources Ltd. (c) (d)	68,235	381,935

		12,318,528

Multimedia (0.0%)
APN News & Media Ltd. (c) (d)	234	881
Publishing & Broadcasting Ltd. (d)	26,129	368,951

		369,832

Paper Products (0.0%)
Amcor Ltd. (d)	135,692	744,025
Paperlinx Ltd. (d)	37,495	95,554

		839,579

Pharmaceuticals (0.1%)
CSL Ltd. (d)	26,031	1,136,317
Mayne Pharma Ltd. (b) (d)	100,202	224,921

		1,361,238

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Printing & Publishing (0.0%)
John Fairfax Holdings Ltd. (c) (d)	177,108	$524,234

Property Trust (0.4%)
Centro Properties Group (d)	64,033	316,207
Commonwealth Property Office Fund (d)	222,335	225,527
DB RREEF Trust (c) (d)	441,758	491,764
Gandel Retail Trust (c) (d)	222,895	313,367
General Property Trust (c) (d)	312,427	997,080
ING Industrial Fund (d)	2,932	4,859
Investa Property Group (c) (d)	218,722	360,727
Macquarie Goodman Group (d)	60,541	236,942
Mirvac Group (d)	211,454	680,191
Stockland Trust Group (d)	189,544	991,286
Westfield Group (d)	189,186	2,435,190

		7,053,140

Public Thoroughfares (0.0%)
Transurban Group (c) (d)	145,604	730,107

Real Estate (0.0%)
Lend Lease Corp. Ltd. (d)	65,603	711,951

Retail (0.0%)
Harvey Norman Holdings Ltd. (d)	33,787	97,376

Telecommunications (0.0%)
Telstra Corp. Ltd. (d)	285,476	856,354

Transportation (0.0%)
Toll Holdings Ltd. (c) (d)	41,214	438,510

		86,780,959

AUSTRIA (0.4%)
Airports (0.0%)
Flughafen Wien AG (d)	31	2,364

Banks (0.1%)
Ersete Bank Der Oesterreichischen Sparkassen AG (d)	24,955	1,514,072

Building & Construction (0.0%)
Wienerberger AG (c) (d)	9,964	526,690

Energy (0.1%)
OMV AG (d)	23,397	1,624,628

Industrial (0.0%)
Andritz AG (d)	4,197	735,590

42	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

AUSTRIA (continued)
Manufacturing (0.0%)
RHI AG (b) (c) (d)	8,930	$293,401

Paper Products (0.0%)
Mayr-Melnhof Karton AG (d)	17	3,138

Real Estate (0.0%)
Immofinanz Immobilien Anlagen AG (b) (d)	18,434	201,896
Meinl European Land Ltd. (b) (d)	162	3,199

		205,095

Steel (0.1%)
Boehler-Uddeholm AG (d)	2,508	568,607
Voest-Alpine AG (d)	2,861	417,488

		986,095

Telecommunications (0.1%)
Telekom Austria AG (d)	52,512	1,287,218

Utilities (0.0%)
Oesterrichische Elektrizktaetswirtschafts AG (d)	281	133,558

		7,311,849

BELGIUM (1.2%)
Banks (0.6%)
Dexia (d)	86,305	2,277,346
Fortis (d)	175,578	6,580,230
KBC Bankverzekeringsholding (c) (d)	28,858	3,348,849

		12,206,425

Brewery (0.1%)
Interbrew (c) (d)	19,993	1,008,199

Chemicals (0.1%)
Solvay SA (c) (d)	7,765	907,623

Consumer Cyclicals (0.0%)
D’ Ieteren NV (d)	481	150,366

Diversified (0.1%)
Groupe Bruxelles Lambert SA (c) (d)	11,543	1,309,089

Electronics (0.0%)
Barco NV (d)	2,459	243,212

Food Products (0.0%)
Colruyt NV (d)	1,359	208,982

	Shares or Principal Amount	Value

BELGIUM (continued)
Manufacturing (0.0%)
Bekaert SA (d)	62	$7,127

Metals (0.1%)
Umicore (c) (d)	6,530	1,040,916

Pharmaceuticals (0.1%)
Omega Pharma SA (d)	2,884	201,262
UCB SA (d)	13,729	706,133

		907,395

Photographic Products (0.0%)
AGFA Gevaert NV (c) (d)	15,258	309,113

Real Estate (0.0%)
Cofinimmo (d)	660	111,432

Retail (0.0%)
Delhaize Le Lion SA (c) (d)	11,215	808,149

Telecommunications (0.1%)
Belgacom SA (c) (d)	33,604	1,099,278
Mobistar SA (d)	1,768	141,932

		1,241,210

Transportation (0.0%)
Compagnie Maritime Belge SA (d)	5,335	173,300
Euronav SA (c) (d)	5,335	153,287

		326,587

		20,785,825

DENMARK (0.7%)
Banks (0.2%)
Danske Bank AS (d)	70,220	2,791,645

Brewery (0.0%)
Carlsberg AG (d)	5,891	396,366

Building & Construction (0.0%)
FLSmidth & Co. AS (d)	13	591

Diversified (0.0%)
NKT Holding AS (c) (d)	17	1,092

Electronics (0.1%)
Bang & Olufsen AS (d)	2,558	321,226
Vestas Wind Systems AS (b) (d)	37,953	1,029,852

		1,351,078

Food Products (0.0%)
Danisco AS (d)	10,357	878,698
East Asiatic Co. Ltd. (d)	91	3,879

		882,577

2006 Semiannual Report	43

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

DENMARK (continued)
Healthcare (0.0%)
Coloplast AS (c) (d)	3,108	$250,246

Insurance (0.0%)
Topdanmark AS (b) (d)	2,908	380,171

Medical Products (0.0%)
William Demant Holding AS (b) (d)	159	11,347

Pharmaceuticals (0.3%)
H. Lunbeck AS (d)	5,554	125,088
Novo Nordisk AS, Class B (d)	39,968	2,581,705
Novozymes AS, Class B (d)	3,755	292,758

		2,999,551

Security Services (0.0%)
Group 4 Securicor PLC (d)	85,993	299,580

Telecommunications (0.0%)
GN Store Nord AS (GN Great Nordic) (d)	45,704	649,303

Transportation (0.1%)
Dampskibsselskabet Svendborg AS (c) (d)	159	1,364,539
Dampskibsselskabet Torm AS (d)	13	597
DSV, De Sammensluttede Vognmaend (c) (d)	3,325	543,939

		1,909,075

		11,922,622

FINLAND (1.5%)
Building & Construction (0.0%)
Yit Oyj (d)	2,312	65,188

Computer Software & Services (0.0%)
TietoEnator Oyj (d)	12,439	390,292

Energy (0.0%)
Neste Oil Oyj (c) (d)	22,674	788,059

Engineering (0.0%)
Kci Konecranes International (d)	29,172	540,830

Financial Services (0.1%)
Sampo Insurance Co. Oyj (d)	52,906	1,091,503

Food Products (0.0%)
Kesko Oyj (c) (d)	10,136	349,758

Industrial (0.0%)
Metso Oyj (d)	16,956	673,735

	Shares or Principal Amount	Value

FINLAND (continued)
Machinery & Equipment (0.0%)
Kone Corp., Class B (d)	11,984	$559,073

Manufacturing (0.0%)
Amer Group Ltd. (d)	9,151	187,618
Uponor Oyj (d)	9,334	286,482
Wartsila Corp. (d)	5,643	240,334

		714,434

Metals (0.0%)
Outokumpu Oyj (d)	3,277	78,925
Rautaruukki Oyj (d)	19,196	672,535

		751,460

Oil & Gas (0.1%)
Fortum Oyj (d)	66,172	1,669,176

Paper Products (0.3%)
Stora Enso Oyj (d)	91,948	1,438,385
UPM-Kymmene Oyj (c) (d)	91,108	2,133,073

		3,571,458

Pharmaceuticals (0.0%)
Orion Oyj (d)	8,093	192,031

Telecommunications (1.0%)
Elisa Oyj (d)	8,593	176,410
Nokia Oyj (d)	608,554	13,802,912

		13,979,322

Tire & Rubber (0.0%)
Nokian Renkaat Oyj (c) (d)	20,780	355,395

Transportation (0.0%)
Cargotec Corp., Class B (d)	5,992	291,101

		25,982,815

FRANCE (9.0%)
Advertising (0.0%)
PagesJaunes SA (b) (d)	7,046	203,614
Publicis Groupe SA (d)	12,076	501,818

		705,432

Aerospace & Defense (0.1%)
European Aeronautic Defence & Space Co. (d)	37,556	1,481,599
Thales SA (c) (d)	15,995	687,039
Zodiac SA (d)	5,627	363,908

		2,532,546

Airlines (0.0%)
Air France (d)	18,117	421,646

44	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

FRANCE (continued)
Apparel (0.0%)
Hermes International (d)	2,073	$531,873

Automotive (0.3%)
PSA Peugeot Citroen (c) (d)	25,392	1,668,059
Renault SA (c) (d)	24,726	2,867,461
Valeo SA (d)	16,280	697,296

		5,232,816

Banks (1.3%)
Banque Nationale de Paris (d)	120,739	11,401,328
Credit Agricole SA (d)	78,071	3,142,469
Societe BIC SA (d)	301	21,147
Societe Generale (d)	47,469	7,244,092

		21,809,036

Building & Construction (0.4%)
Compagnie Francaise d’Etudes et de Construction Technip SA (d)	16,900	1,066,949
Imerys SA (d)	898	77,149
Lafarge SA (c) (d)	27,997	3,436,666
Vinci SA (c) (d)	28,457	2,827,441
Vinci SA New (b)	5,174	505,802

		7,914,007

Chemicals (0.2%)
L’Air Liquide SA (c) (d)	16,134	3,489,474

Computer Software & Services (0.2%)
Atos Origin SA (b) (d)	10,901	817,067
Business Objects SA (b) (d)	15,218	492,603
Cap Gemini SA (b) (d)	24,309	1,299,864
Dassault Systems SA (d)	4,261	231,306

		2,840,840

Cosmetics & Personal Care (0.2%)
L’Oreal SA (c) (d)	39,751	3,683,774

Electronics & Electrical Equipment (0.3%)
Sagem SA (d)	14,885	382,003
Schneider Electric SA (d)	35,597	4,028,702
Thomson Multimedia (c) (d)	53,414	1,104,449

		5,515,154

Energy (1.5%)
Gaz DE France (b) (c) (d)	28,500	1,024,156
TotalFinaElf SA (d)	78,123	21,556,077

		22,580,233

Entertainment (0.3%)
Vivendi Universal SA (c) (d)	159,288	5,814,968

	Shares or Principal Amount	Value

FRANCE (continued)
Financial Services (0.1%)
Pernod Ricard SA (c) (d)	10,887	$2,111,188

Food Products (0.5%)
Carrefour SA (b) (c) (d)	84,103	4,872,349
Casino Guichard Perrachon SA (c) (d)	3,376	268,725
Groupe Danone (c) (d)	33,699	4,202,065

		9,343,139

Healthcare (1.0%)
Essilor International SA (d)	17,973	1,799,103
Sanofi-Synthelabo SA (c) (d)	148,787	14,027,913

		15,827,016

Hotels & Lodging (0.1%)
Accor SA (c) (d)	30,916	1,944,609

Insurance (0.4%)
Axa (d)	197,177	7,218,551
CNP Assurances (d)	1,381	149,100
SCOR (d)	174,382	441,798

		7,809,449

Machinery (0.1%)
Alstom SA (b) (d)	14,802	1,339,575

Manufacturing (0.4%)
Compagnie de Saint-Gobain (d)	53,574	4,019,157
Compagnie Generale des Etablissements Michelin (c) (d)	25,598	1,845,975
Neopost SA (d)	3,739	422,963

		6,288,095

Printing & Publishing (0.1%)
Lagardere S.C.A. (c) (d)	19,018	1,570,461

Public Thoroughfares (0.0%)
Autoroutes du Sud de la France (d)	7,217	464,383
Societe des Autoroutes Paris-Rhin-Rhone (d)	400	31,564

		495,947

Real Estate (0.1%)
Gecina SA (d)	1,421	186,580
Klepierre (d)	3,586	420,541
Unibail SA (d)	7,162	1,247,482

		1,854,603

Restaurants (0.0%)
Sodexho Alliance SA (d)	15,007	721,404

2006 Semiannual Report	45

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

FRANCE (continued)
Retail (0.3%)
LVMH Moet Hennessy Louis Vuitton SA (c) (d)	34,671	$3,647,814
Pinault-Printemps-Redoute SA (c) (d)	11,399	1,478,195

		5,126,009

Telecommunications (0.5%)
Alcatel SA (b) (d)	178,397	2,572,008
Bouygues SA (c) (d)	33,166	1,808,726
France Telecom SA (d)	226,622	5,279,319

		9,660,053

Television (0.1%)
Societe Television Francaise 1 (d)	28,101	932,622

Utilities (0.5%)
Suez SA (c) (d)	146,541	5,720,986
Veolia Environnement (d)	51,226	3,060,862

		8,781,848

		156,877,817

GERMANY (6.8%)
Airlines (0.1%)
Lufthansa AG (d)	54,322	999,532

Apparel (0.2%)
Adidas AG (d)	8,627	1,823,078
Puma AG (d)	3,257	1,313,951

		3,137,029

Automotive (0.6%)
DaimlerChrysler AG (d)	128,984	7,099,860
Porsche AG (d)	1,390	1,394,925
Volkswagen AG (b) (c) (d)	27,690	2,147,255

		10,642,040

Banks (0.8%)
Commerzbank AG (d)	78,642	3,250,182
Deutsche Bank AG (d)	69,792	8,522,109
Deutsche Postbank AG (c) (d)	8,200	626,533
Hypo Real Estate Holding AG (c) (d)	26,072	1,822,276

		14,221,100

Building & Construction (0.0%)
Hochtief AG (d)	3,961	269,912

Chemicals (0.7%)
BASF AG (b) (d)	78,511	6,720,177
Bayer AG (d)	91,078	4,178,406
Henkel KGaA (c) (d)	9,057	1,090,966

		11,989,549

	Shares or Principal Amount	Value

GERMANY (continued)
Computer Hardware (0.0%)
Wincor Nixdorf AG (d)	3,933	$563,940

Computer Software & Services (0.4%)
Sap AG (d)	31,511	6,891,331

Electronics & Electrical Equipment (0.0%)
Epcos AG (b) (d)	7,745	103,886

Financial Services (0.2%)
Deutsche Boerse AG (d)	17,368	2,509,585
MLP AG (d)	9,353	228,852

		2,738,437

Food Products (0.0%)
Suedzucker AG (d)	222	6,093

Healthcare (0.0%)
Fresenius Medical Care AG (d)	3,069	368,071

Hotels & Lodging (0.0%)
Preussag AG (c) (d)	32,344	688,841

Industrial (0.8%)
Linde AG (c) (d)	13,103	1,172,824
MAN AG (c) (d)	25,621	1,941,389
Siemens AG (d)	113,415	10,756,270

		13,870,483

Insurance (0.7%)
Allianz AG (c) (d)	54,422	9,089,765
Muenchener Rueckversicherungs-Gesellschaft AG (c) (d)	29,383	4,154,335

		13,244,100

Machinery (0.0%)
Heidelberger Druckmaschinen AG (d)	65	3,286

Manufacturing (0.1%)
Continental AG (d)	20,641	2,456,597

Metals & Mining (0.1%)
Thyssen Krupp AG (d)	69,118	2,279,784

Personal Care (0.0%)
Beiersdorf AG (d)	666	100,797

Pharmaceuticals (0.3%)
Altana AG (c)	14,383	920,743
Gehe AG (d)	1,756	166,025
Merck KGaA (b) (d)	7,684	816,407
Schering AG (d)	30,347	3,256,343

		5,159,518

46	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

GERMANY (continued)
Real Estate (0.0%)
IVG Immobilien AG (d)	10,976	$315,394

Retail (0.1%)
Douglas Holding AG (d)	2,410	115,894
Karstadt AG (b) (c) (d)	24,689	744,067
Metro AG (d)	20,428	1,156,884

		2,016,845

Semiconductors (0.1%)
Infineon Technologies AG (b) (d)	99,997	1,218,509

Shipping (0.2%)
Deutsche Post AG (d)	117,351	3,128,523

Telecommunications (0.4%)
Deutsche Telecom AG (b) (d)	387,569	7,013,774

Television (0.0%)
Premiere AG (b) (c) (d)	25,959	424,545

Utilities (1.0%)
E.On AG (b) (d)	89,991	11,018,059
RWE AG (d)	58,691	5,090,609

		16,108,668

		119,960,584

GREECE (0.6%)
Banks (0.4%)
Alpha Bank A.E. (d)	51,695	1,954,078
Commercial Bank of Greece SA (b) (d)	4,660	157,545
Eurobank (d)	19,014	757,549
National Bank of Greece SA (d)	48,807	2,421,647
Piraeus Bank SA (d)	21,849	689,177

		5,979,996

Beverages (0.0%)
Hellenic Bottling Co. SA (d)	5,857	192,238

Building & Construction (0.0%)
Hellenic Technodomiki Tev SA (d)	18,706	196,863
Technical Olympic SA (d)	12,569	77,979
Titan Cement Co. SA (d)	328	16,678

		291,520

Casino & Gambling (0.1%)
Greek Organization of Football Prognostics (d)	44,291	1,629,043

Energy (0.0%)
Hellenic Petroleum SA (d)	487	7,365

	Shares or Principal Amount	Value

GREECE (continued)
Hotels & Motels (0.0%)
Hyatt Regency Hotels & Tourism SA (d)	131	$1,851

Metals & Mining (0.0%)
Viohalco, Hellenic Copper & Aluminum Industry SA (d)	487	5,185

Retail (0.0%)
Folli-Follie SA (d)	1,393	39,672
Germanos SA (d)	15,982	347,508
Hellenic Duty Free Shops SA (d)	5,509	103,472

		490,652

Telecommunications (0.1%)
Cosmote Mobile Telecommunications SA (d)	17,030	417,258
Hellenic Telecommunication Organization SA (b) (d)	45,513	1,019,099
Intracom SA (d)	13,426	107,227

		1,543,584

Utilities (0.0%)
Public Power Corp. (d)	29,830	764,131

		10,905,565

HONG KONG (1.4%)
Airlines (0.0%)
Cathay Pacific Airways Ltd. (c) (d)	95,000	169,748

Banks (0.2%)
Bank of East Asia Ltd. (d)	213,700	892,868
BOC Hong Kong Holdings Ltd. (d)	498,100	1,027,700
Hang Seng Bank Ltd. (d)	105,100	1,360,708

		3,281,276

Broadcasting & Television (0.0%)
Television Broadcasts Ltd. (d)	16,000	100,067

Building & Construction (0.0%)
Cheung Kong Infrastructure Holdings Ltd. (d)	2,500	8,163

Chemicals (0.0%)
Kingboard Chemical Holdings Ltd. (d)	67,548	178,401

Distribution (0.1%)
Esprit Asia Holdings Ltd. (d)	103,000	822,354

2006 Semiannual Report	47

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

HONG KONG (continued)
Distribution (continued)
Li & Fung Ltd. (d)	216,000	$512,326

		1,334,680

Diversified Operations (0.1%)
Swire Pacific Ltd. (d)	139,000	1,422,115
Wharf (Holdings) Ltd. (The) (d)	97,300	390,583

		1,812,698

Electronics & Electrical Equipment (0.1%)
Hongkong Electric Holdings Ltd. (d)	201,300	992,993
Johnson Electric Holdings Ltd. (d)	202,000	170,516

		1,163,509

Financial Services (0.1%)
Hong Kong Exchanges & Clearing Ltd. (d)	170,000	1,222,015

Hotels & Motels (0.0%)
Shangri-La Asia Ltd. (d)	6,000	10,641

Industrial (0.2%)
Hutchison Whampoa Ltd. (d)	301,500	2,962,130

Manufacturing (0.0%)
Techtronic Industries Co. Ltd. (d)	42,810	71,815
Yue Yuen Industrial Holdings Ltd. (d)	35,500	104,096

		175,911

Printing & Publishing (0.0%)
South China Morning Post Ltd. (d)	4,000	1,494

Real Estate (0.4%)
Cheung Kong Holdings Ltd. (d)	222,000	2,503,632
Hang Lung Properties Ltd. (d)	381,000	766,119
Henderson Land Development Co. Ltd. (d)	99,800	586,610
Hopewell Holdings Ltd. (d)	74,569	217,213
Hysan Development Co. Ltd. (d)	2,673	7,694
Kerry Properties Ltd. (d)	2,000	7,063
Link REIT (b) (d)	471,551	1,039,791
New World Developments Co. (d)	427,679	768,961
Sino Land Co. Ltd. (c) (d)	304,000	506,035
Sun Hung Kai Properties Ltd. (d)	188,700	2,157,058

		8,560,176

	Shares or Principal Amount	Value

HONG KONG (continued)
Retail (0.0%)
Giordano International Ltd. (d)	234,400	$138,318

Semiconductors (0.0%)
ASM Pacific Technology Ltd. (d)	27,300	158,983
Solomon Systech International Ltd. (d)	1,000	445

		159,428

Telecommunications (0.0%)
Hutchison Telecommunications International Ltd. (b) (d)	147,642	259,935
PCCW Ltd. (d)	528,200	350,340

		610,275

Transportation (0.0%)
MTR Corp. Ltd. (c) (d)	24,214	64,571
Orient Overseas International (d)	34,438	129,621

		194,192

Utilities (0.2%)
CLP Holdings Ltd. (d)	265,000	1,545,133
Hong Kong & China Gas Co. Ltd. (d)	519,600	1,239,484

		2,784,617

		24,867,739

IRELAND (0.8%)
Airlines (0.0%)
Ryanair Holdings PLC (b) (d)	3,804	31,867

Banks (0.4%)
Allied Irish Banks PLC (d)	124,627	2,995,760
Bank of Ireland (d)	165,696	3,110,079
Depfa Bank PLC (d)	44,897	845,777

		6,951,616

Building & Construction (0.2%)
CRH PLC (d)	84,099	3,090,513
Kingspan Group PLC (d)	23,725	392,215

		3,482,728

Casino & Gambling (0.0%)
Paddy Power PLC (d)	10,408	185,053

Consumer Products (0.0%)
Waterford Wedgewood PLC (b) (d)	403	29

Diversified (0.0%)
DCC PLC (d)	2,951	71,703

Financial Services (0.1%)
Irish Life & Permanent PLC (d)	42,551	1,085,285

48	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

IRELAND (continued)
Food Products (0.1%)
C&C Group PLC (d)	29,472	$228,750
Fyffes PLC (d)	1,184	3,226
Greencore Group PLC (d)	42,284	215,884
IAWS Group PLC (d)	13,536	244,706
Kerry Group PLC (d)	18,716	467,391

		1,159,957

Multimedia (0.0%)
Independent News & Media PLC (d)	3,680	11,512

Pharmaceuticals (0.0%)
Elan Corp. PLC (b) (d)	51,638	756,454

Retail (0.0%)
Grafton Group PLC (b) (d)	39,058	541,332

Telecommunications (0.0%)
Eircom Group PLC (d)	130,445	355,474

		14,633,010

ITALY (3.6%)
Aerospace & Defense (0.1%)
Finmeccanica SpA (d)	46,543	1,115,606

Apparel (0.0%)
Benetton Group SpA (c) (d)	1,070	16,267

Automotive (0.1%)
Fiat SpA (b) (c) (d)	100,391	1,415,046

Banks (1.5%)
Banc Monte Dei Paschi Di Seina SpA (c) (d)	75,539	447,660
Banca di Roma SpA (d)	264,542	2,297,037
Banca Intesa SpA (c) (d)	62,533	347,103
Banca Nazionale del Lavoro (BNC) (b) (d)	232,582	856,604
Banche Popolari Unite Scrl (c) (d)	45,483	1,150,345
Banco Popolare di Verona e Novara Scrl (d)	58,896	1,657,638
IntesaBci SpA (c) (d)	523,347	3,100,305
Mediobanca SpA (c) (d)	91,125	1,974,757
San Paolo IMI SpA (d)	180,595	3,389,960
UniCredito Italiano SpA (d)	1,134,105	8,540,930

		23,762,339

Broadcasting & Television (0.1%)
Mediaset SpA (d)	156,948	1,985,857

	Shares or Principal Amount	Value

ITALY (continued)
Building & Construction (0.0%)
Italcementi SpA (d)	402	$10,575

Energy (0.6%)
Eni SpA (d)	356,543	10,909,058

Financial Services (0.0%)
Banca Fideuram SpA (d)	70,803	426,934
Mediolanum SpA (c) (d)	40,463	320,207

		747,141

Insurance (0.3%)
Alleanza Assicurazioni SpA (c) (d)	66,636	810,418
Assicurazioni Generali SpA (d)	142,318	5,334,267

		6,144,685

Medical Products (0.0%)
Luxottica Group SA (d)	6,635	197,559

Multimedia (0.0%)
Seat Pagine Gialle SpA (b) (c) (d)	190,702	90,902
Telecom Italia Media SpA (c) (d)	86,234	40,888

		131,790

Pharmaceuticals (0.0%)
Banca Popolare de Milano (d)	56,118	709,578

Printing & Publishing (0.0%)
Gruppo Editorale L’Espresso SA (c) (d)	6,518	35,971

Public Thoroughfares (0.1%)
Autostrade SpA (c) (d)	54,971	1,687,058

Publishing (0.0%)
Mondadori (Arnoldo) Editore SpA (d)	828	8,351

Restaurants (0.0%)
Autogrill SpA (c) (d)	18,045	294,074

Retail (0.0%)
Bulgari SpA (c) (d)	23,444	290,938

Telecommunications (0.4%)
Telecom Italia SpA (c) (d)	1,603,858	4,492,285
Telecom Italia RNC (c) (d)	830,367	2,076,348
Tiscali SpA (b) (c) (d)	90,285	331,331

		6,899,964

Tire & Rubber (0.0%)
Pirelli & C. SpA (d)	231,057	225,239

2006 Semiannual Report	49

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

ITALY (continued)
Utilities (0.4%)
Enel SpA (d)	649,426	$5,618,177
Snam Rete Gas SpA (c) (d)	164,760	738,212
Terna SpA (c) (d)	195,496	536,953

		6,893,342

		63,480,438

JAPAN (23.8%)
Advertising (0.0%)
Asatsu-DK, Inc. (d)	200	7,040
Dentsu, Inc. (d)	241	837,009
Hakuhodo DY Holdings, Inc. (d)	300	28,293

		872,342

Agriculture (0.1%)
Ajinomoto Co., Inc. (d)	122,000	1,518,833

Airline Services (0.1%)
All Nippon Airways Co. Ltd. (d)	75,000	279,594
Japan Airlines System Corp. (c) (d)	89,700	238,023
Yamato Transport Co. Ltd. (d)	71,000	1,414,638

		1,932,255

Apparel (0.1%)
Fast Retailing Co. Ltd. (c) (d)	4,900	464,807
Gunze Ltd. (d)	83,000	569,783
Wacoal Corp. (c) (d)	4,000	54,068

		1,088,658

Audio & Video Products (0.0%)
Yamaha Corp. (d)	25,000	461,975

Automotive (2.6%)
Aisin Seiki Co. Ltd. (d)	18,600	697,699
Denso Corp. (d)	77,100	3,016,784
Hino Motors Ltd. (c) (d)	10,000	60,909
Honda Motor Co. Ltd. (d)	111,200	7,875,575
NGK Spark Plug Co. (c) (d)	44,000	961,413
NHK Spring Co. Ltd. (d)	51,000	589,980
Nissan Motor Co. (d)	306,200	4,022,392
Nok Corp. (c) (d)	7,200	218,556
Sanden Corp. (c) (d)	50,000	228,505
Toyoda Gosei Co. Ltd. (c) (d)	2,100	57,715
Toyota Industries Corp. (c) (d)	17,000	756,396
Toyota Motor Co. Ltd. (d)	413,400	24,153,580
USS Co. Ltd. (d)	7,430	554,937
Yamaha Motor Co. Ltd. (d)	24,300	666,456

		43,860,897

	Shares or Principal Amount	Value

JAPAN (continued)
Banks (3.0%)
77th Bank Ltd. (The) (c) (d)	23,300	$183,124
Bank of Fukuoka Ltd. (The) (c) (d)	83,600	718,606
Bank of Yokohama Ltd. (The) (d)	192,000	1,500,922
Chiba Bank (c) (d)	106,300	961,794
Daiwa Bank Holdings, Inc. (b) (c) (d)	588	1,996,876
Gunma Bank Ltd. (d)	11,000	84,757
Hokugin Financial Group, Inc. (c) (d)	126,900	516,484
Joyo Bank (d)	39,000	261,405
Mitsubishi Tokyo Financial Group, Inc. (d)	1,228	19,201,280
Mitsui Trust Holdings, Inc. (c) (d)	78,400	1,080,795
Mizuho Financial Group, Inc. (d)	1,446	12,309,395
Nishi-Nippon City Bank Ltd. (c) (d)	26,000	131,833
Shinsei Bank Ltd. (d)	183,000	1,278,477
Shizuoka Bank Ltd. (The) (c) (d)	65,000	686,546
Sumitomo Mitsui Financial Group, Inc. (d)	835	9,156,464
Suruga Bank Ltd. (The) (d)	7,000	97,607

		50,166,365

Beverages (0.0%)
Ito En Ltd. (d)	2,600	95,695
Takara Shuzo Co. Ltd. (c) (d)	25,800	159,465
Yakult Honsha Co. Ltd. (c) (d)	14,800	385,841

		641,001

Brewery (0.1%)
Asahi Breweries Ltd. (c) (d)	64,000	915,702
Kirin Brewery Co. Ltd. (d)	82,000	1,214,156
Sapporo Holdings Ltd. (c) (d)	90,000	464,639

		2,594,497

Broadcasting & Television (0.0%)
Fuji Television Network, Inc. (d)	149	370,401

Building & Construction (1.0%)
Asahi Glass Co. Ltd. (c) (d)	118,600	1,673,442
Central Glass Co. Ltd. (c) (d)	5,000	30,407
Daikin Industries Ltd. (d)	44,400	1,548,774
Daiwa House Industry Co. Ltd. (d)	74,000	1,260,538
Hitachi Construction Machinery Co. Ltd. (d)	23,000	625,536

50	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Building & Construction (continued)
Kajima Corp. (c) (d)	133,800	$756,490
Keio Teito Electric Railway Co. Ltd. (c) (d)	81,400	571,441
Komatsu Ltd. (d)	174,000	3,710,579
Matsushita Electric Works Ltd. (d)	38,284	463,508
Nippon Sheet Glass Co. Ltd. (c) (d)	45,000	266,637
Nippon Yusen Kabushiki Kaisha (d)	131,400	804,557
Nishimatsu Construction Co. Ltd. (c) (d)	99,600	416,135
Obayashi Corp. (c) (d)	78,500	600,333
Okumura Corp. (c) (d)	26,000	144,440
Sanwa Shutter Corp. (c) (d)	38,000	260,316
Sekisui House Ltd. (d)	87,300	1,352,599
Shimizu Corp. (c) (d)	56,000	387,529
Sumitomo Osaka Cement Co. Ltd. (d)	144,400	527,779
Taiheiyo Cement Corp. (c) (d)	116,000	563,269
Taisei Construction Corp. (d)	161,000	719,126
Toda Corp. (c) (d)	44,000	192,897
Tostem Inax Holding Corp. (d)	29,500	655,231

		17,531,563

Chemicals (1.1%)
Asahi Kasei Corp. (d)	136,200	1,005,526
Daicel Chemical Industries Ltd. (d)	2,000	17,124
Dainippon Ink & Chemicals, Inc. (d)	23,000	91,837
Denki Kagaku Kogyo Kabushiki Kaisha (d)	3,000	13,722
Hitachi Chemical Co. Ltd. (d)	4,700	136,606
Inpex Holdings Co. (b)	158	1,443,303
Ishihara Sangyo Kaisha Ltd. (c) (d)	148,000	290,419
Kaneka Corp. (d)	42,500	478,733
Kansai Paint Co. Ltd. (d)	30,000	294,882
Kuraray Co. (c) (d)	54,500	671,753
Mitsubishi Chemical Holdings Corp. (b) (d)	127,000	801,751
Mitsubishi Gas Chemical Co. Ltd. (d)	31,000	410,426

	Shares or Principal Amount	Value

JAPAN (continued)
Chemicals (continued)
Mitsui Chemicals, Inc. (c) (d)	142,100	$1,027,647
Nippon Kayaku Co. Ltd. (d)	20,000	178,512
Nippon Shokubai Co. Ltd. (c) (d)	16,200	198,365
Nissan Chemical Industries Ltd. (c) (d)	42,000	711,294
Nitto Denko Corp. (d)	24,110	2,017,431
Sekisui Chemical Co. Ltd. (c) (d)	51,000	440,268
Shin-Etsu Chemical Co. Ltd. (d)	57,900	3,340,419
Showa Denko K.K. (c) (d)	227,000	1,002,029
Sumitomo Bakelite Co. Ltd. (c) (d)	26,300	244,730
Sumitomo Chemical Co. Ltd. (d)	160,200	1,401,931
Tokuyama Corp. (c) (d)	54,000	889,122
Toray Industries, Inc. (d)	153,300	1,432,289
Tosoh Corp. (c) (d)	134,000	655,534
Ube Industries Ltd. (c) (d)	195,000	649,226

		19,844,879

Commercial Services (0.2%)
Goodwill Group, Inc. (c) (d)	477	413,499
Nichii Gakkan Co. (c) (d)	8,100	194,815
NTT Data Corp. (c) (d)	115	531,919
Secom Co. (d)	34,000	1,854,967
TIS, Inc. (c) (d)	5,400	161,230

		3,156,430

Computer Hardware (0.4%)
Fujitsu Ltd. (d)	251,100	2,086,550
NEC Corp. (d)	295,000	2,062,210
NEC Electronics Corp. (b) (c) (d)	5,200	191,587
Toshiba Corp. (c) (d)	393,700	2,498,883

		6,839,230

Computer Software & Services (0.5%)
CSK Corp. (c) (d)	9,700	464,699
E-TRADE Securities Co. Ltd (c) (d)	271	493,622
eAccess Ltd. (c) (d)	520	358,915
Fuji Soft ABC, Inc. (d)	5,400	168,562
Hitachi Software Engineering Co. Ltd. (c) (d)	16,400	321,271
Index Corp. (c) (d)	282	378,026
Konami Co. Ltd. (d)	13,000	332,566
Meitec Corp. (c) (d)	5,200	177,169

2006 Semiannual Report	51

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Computer Software & Services (continued)
Net One Systems Co. Ltd. (c) (d)	132	$288,936
Nomura Research Institute Ltd. (d)	2,500	310,248
OBIC Co. Ltd. (d)	100	20,469
Oracle Corp. (c) (d)	1,200	61,135
Rakuten, Inc. (d)	693	558,273
SBI Holdings, Inc. (c) (d)	363	184,218
Softbank Corp. (c) (d)	97,600	2,506,516
Trend Micro, Inc. (c) (d)	18,000	697,759
Yahoo! Japan Corp. (d)	1,884	1,095,892

		8,418,276

Consumer Products (0.0%)
Onward Kashiyama Co. Ltd. (c) (d)	16,400	275,891

Containers (0.0%)
Toyo Seikan Kaisha Ltd. (c) (d)	19,000	368,552

Cosmetics & Toiletries (0.0%)
Uni-Charm Corp. (c) (d)	6,400	366,658

Electronics & Electrical Equipment (3.3%)
Anritsu Corp. (c) (d)	42,000	278,733
Canon, Inc. (d)	106,400	8,084,908
Casio Computer Co. Ltd. (c) (d)	36,000	675,028
Dainippon Screen Manufacturing Co. Ltd. (c) (d)	44,000	458,035
Fuji Electric Holdings Co. Ltd. (d)	2,200	12,721
Fujikura Ltd. (d)	47,600	548,682
Furukawa Electric Co. Ltd. (c) (d)	122,300	972,576
Hirose Electric Co. Ltd. (d)	3,600	526,873
Hitachi Ltd. (d)	452,800	3,364,100
Hoya Corp. (d)	64,400	2,601,537
Ibiden Co. Ltd. (d)	18,700	885,784
Keyence Corp. (d)	4,480	1,173,799
Kyocera Corp. (d)	27,800	2,599,274
Mabuchi Motor Co. Ltd. (c) (d)	4,100	230,931
Matsushita Electric Industrial Co. Ltd. (d)	310,502	7,489,666
Mitsumi Electric Co. Ltd. (c) (d)	29,200	410,240
Murata Manufacturing Co. (d)	30,300	2,201,483
NGK Insulators Ltd. (c) (d)	22,000	315,139
Nidec Corp. (d)	12,100	933,388
Nintendo Co. (d)	16,800	2,497,994

	Shares or Principal Amount	Value

JAPAN (continued)
Electronics & Electrical Equipment (continued)
Nippon Electric Glass Co. Ltd. (d)	16,000	$358,603
Omron Corp. (d)	21,800	607,276
Pioneer Electronic Corp. (d)	37,600	663,869
Ricoh Co. Ltd. (d)	100,200	1,982,931
Sanyo Electric Co. (b) (c) (d)	360,200	952,986
Sharp Corp. (d)	154,900	2,710,959
Sony Corp. (d)	149,900	7,330,575
Stanley Electric Co. Ltd. (c) (d)	23,000	534,202
Sumco Corp. (d)	7,700	458,816
Sumitomo Electric Industries Ltd. (d)	81,000	1,284,799
Taiyo Yuden Co. Ltd. (c) (d)	28,000	458,969
TDK Corp. (d)	21,600	1,805,658
Uniden Corp. (c) (d)	18,000	282,456
Ushio, Inc. (c) (d)	3,000	68,886
Yokogawa Electric Co. Ltd. (d)	44,000	693,335

		56,455,211

Energy (0.1%)
Nippon Oil Co. Ltd. (d)	185,400	1,463,807
Showa Shell Sekiyu K.K. (c) (d)	200	2,477
TonenGeneral Sekiyu K.K. (c) (d)	11,000	119,414

		1,585,698

Engineering (0.1%)
Chiyoda Corp. (c) (d)	31,000	696,120
COMSYS Holdings Corp. (d)	35,227	471,301
Mitsui Engineering & Shipbuilding Co. Ltd. (c) (d)	174,000	554,071
Takuma Co. Ltd. (c) (d)	42,100	356,350

		2,077,842

Entertainment (0.0%)
Sankyo Co. Ltd. (d)	2,300	163,148
Toho Co. Ltd. (d)	3,300	63,904

		227,052

Financial Services (1.4%)
Acom Co. Ltd. (c) (d)	10,110	589,851
Aeon Credit Service Co. Ltd. (d)	10,200	280,704
Aiful Corp. (d)	8,367	499,036
Credit Saison Co. (d)	29,300	1,538,003
Daiwa Securities Ltd. (c) (d)	189,500	2,617,219
Hitachi Capital Corp. (c) (d)	200	3,912
Itochu Techno-Science Corp. (d)	600	24,492
JAFCO Co. Ltd. (d)	1,200	79,596

52	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value
JAPAN (continued)
Financial Services (continued)

Kokusai Securities Co. Ltd. (c) (d)	13,000	$204,077
Matsui Securities Co. Ltd. (c) (d)	33,200	442,249
Nikko Securities Co. Ltd. (d)	133,000	2,144,582
Nomura Securities Co. (d)	293,500	6,630,328
Orix Corp. (d)	12,600	3,787,793
Promise Co. Ltd. (d)	10,850	668,878
SFCG Co. Ltd. (d)	10	2,288
Shinko Securities Co. Ltd. (d)	700	3,704
Sumitomo Trust & Banking Co. Ltd. (d)	150,000	1,591,406
Takefuji Corp. (d)	15,360	996,385

		22,104,503

Food Products (0.3%)
Ariake Japan Co. Ltd. (c) (d)	13,200	380,238
House Foods Corp. (c) (d)	100	1,666
Japan Tobacco, Inc. (d)	735	2,948,766
Katokichi Co. Ltd. (d)	7,553	58,651
Kikkoman Corp. (c) (d)	23,000	271,129
Kita Kyushu Coca-Cola (d)	200	4,929
Meiji Seika Kaisha Ltd. (c) (d)	8,000	41,616
Nichirei Corp. (c) (d)	43,000	212,137
Nippon Meat Packers, Inc. (c) (d)	30,000	354,323
Nisshin Seifun Group, Inc. (d)	28,400	303,661
Nissin Food Products Co. Ltd. (d)	11,100	353,604
Q.P. Corp. (d)	14,800	153,382
Toyo Suisan Kaisha Ltd. (d)	5,400	82,359
Yamazaki Baking Co. Ltd. (d)	3,100	27,723

		5,194,184

Furniture & Furnishings (0.0%)
Kokuyo Co. Ltd. (d)	300	5,100

Healthcare (0.1%)
Terumo Corp. (d)	25,000	896,501

Holding Companies – Diversified (0.2%)
JFE Holdings, Inc. (d)	74,600	2,894,650

Household Products (0.2%)
Kao Corp. (d)	78,200	2,102,065
Shiseido Co. Ltd. (c) (d)	53,700	1,040,477
Toto Ltd. (c) (d)	41,200	429,645

		3,572,187

Import & Export (0.7%)
Itochu Corp. (d)	178,000	1,611,276
Marubenii Corp. (d)	201,000	1,157,205

	Shares or Principal Amount	Value

JAPAN (continued)
Import & Export (continued)
Mitsubishi Corp. (d)	201,100	$4,857,097
Mitsui & Co. Ltd. (d)	190,000	2,875,890
Sojitz Holdings Corp. (b) (c) (d)	91,267	580,900
Sumitomo Corp. (d)	123,000	1,839,022
Toyota Tsusho Corp. (d)	19,200	480,313

		13,401,703

Industrial (0.7%)
Ebara Corp. (c) (d)	106,900	610,180
Fanuc Co. Ltd. (d)	23,300	2,202,616
JGC Corp. (c) (d)	31,000	541,259
Kawasaki Heavy Industries Ltd. (c) (d)	182,200	658,350
Kubota Corp. (d)	118,100	1,330,511
Minebea Co. Ltd. (d)	54,000	347,928
Mitsubishi Heavy Industries Ltd. (d)	462,200	2,279,149
Nippon Steel Corp. (d)	988,000	3,642,290
SMC Corp. (d)	8,000	1,212,865
THK Co. Ltd. (d)	15,100	492,100

		13,317,248

Insurance (0.6%)
Millea Holdings, Inc. (d)	196	3,915,747
Mitsui Sumito Insurance Co. (d)	179,600	2,416,424
T&D Holdings, Inc (d)	28,100	2,156,555
Yasuda Fire & Marine Insurance Co. Ltd. (d)	104,800	1,518,378

		10,007,104

Machinery & Equipment (0.0%)
Yaskawa Electric (d)	5,000	61,237

Manufacturing (0.4%)
Amada Co. Ltd. (d)	36,000	393,296
Amano Corp. (c) (d)	29,000	504,049
Daido Steel Co. Ltd. (d)	87,000	795,349
Ishikawajima-Harima Heavy Industries Co. Ltd. (d)	265,000	940,276
JSR Corp. (d)	31,000	952,630
Kobe Steel Ltd. (d)	287,000	975,349
Komori Corp. (d)	10,000	233,502
Koyo Seiko Co. Ltd. (c) (d)	13,000	279,402
Makita Corp. (d)	2,000	59,351
Nisshin Steel Co. Ltd. (d)	125,900	438,713
NTN Corp. (c) (d)	58,600	483,690

2006 Semiannual Report	53

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Manufacturing (continued)
Rinnai Corp. (c) (d)	200	$5,517
Shimano, Inc. (c) (d)	2,500	82,232
Sumitomo Heavy Industries Ltd. (d)	81,000	851,395

		6,994,751

Metals & Mining (0.4%)
Dowa Mining Co. Ltd. (d)	40,800	464,570
Mitsubishi Material Corp. (d)	278,000	1,496,145
Mitsui Mining & Smelting Co. Ltd. (d)	86,100	596,740
Nippon Light Metal Co. Ltd. (c) (d)	2,200	6,120
Nippon Minings Holdings, Inc. (d)	111,400	1,027,136
NSK Ltd. (d)	65,400	589,920
Sumitomo Metal & Mining Corp. (d)	101,000	1,466,598
Sumitomo Metal Industries Ltd. (d)	570,000	2,399,610

		8,046,839

Multimedia (0.0%)
Tokyo Broadcasting System, Inc. (d)	4,700	130,649

Office Equipment & Supplies (0.0%)
Seiko Epson Corp. (c) (d)	12,400	391,170

Paper Products (0.1%)
Nippon Unipac Holding (c) (d)	67	286,528
Oji Paper Ltd. (d)	129,000	769,026

		1,055,554

Personal Care (0.0%)
Aderans Co. Ltd. (d)	14,700	435,775

Pharmaceuticals (1.1%)
Alfresa Holdings Corp. (d)	3,900	239,394
Chugai Pharmaceutical Ltd. (c) (d)	52,400	1,134,381
Daiichi Sankyo Co. Ltd. (b) (d)	114,800	2,952,871
Eisai Co. (d)	33,900	1,546,258
Kaken Pharmaceutical Co. Ltd. (c) (d)	45,000	363,550
Kyowa Hakko Kogyo Co. Ltd. (d)	21,000	146,169
MEDICEO Holdings Co. Ltd. (d)	5,500	101,949

	Shares or Principal Amount	Value

JAPAN (continued)
Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd. (d)	6,100	$150,632
Shionogi & Co. (d)	49,400	833,052
Suzuken Co. Ltd. (d)	1,400	50,348
Taisho Pharmacuetical Co. Ltd. (c) (d)	19,900	404,704
Takeda Chemical Industries Ltd. (d)	135,400	8,281,306
Tanabe Seiyaku Co. Ltd. (c) (d)	6,000	70,656
Yamanouchi Pharmaceutical Co. Ltd. (d)	84,000	3,502,775

		19,778,045

Photographic Products (0.3%)
Fuji Photo Film Ltd. (d)	81,900	2,783,371
Konica Corp. (d)	69,900	920,256
Nikon Corp. (c) (d)	41,000	805,383
Olympus Optical Co. Ltd. (c) (d)	36,000	1,029,936

		5,538,946

Printing & Publishing (0.2%)
Dai Nippon Printing Co. Ltd. (d)	93,700	1,678,842
Toppan Printing Co. Ltd. (c) (d)	85,000	1,137,235

		2,816,077

Railroads (0.6%)
Central Japan Railway Co. (d)	265	2,726,919
East Japan Railway Co. (d)	533	4,159,742
Keihin Electric Express Railway Co. Ltd. (c) (d)	13,000	106,395
Keisei Electric Railway Co. Ltd. (c) (d)	87,000	596,288
Kinki Nippon Railway Co. Ltd. (c) (d)	139,500	521,579
Odakyu Electric Railway Co. Ltd. (c) (d)	93,100	585,838
Tobu Railway Co. Ltd. (c) (d)	46,000	227,762
West Japan Railway Co. (d)	300	1,332,024

		10,256,547

Real Estate (0.7%)
Daito Trust Construction Co. Ltd. (c) (d)	11,300	586,921
Japan Prime Realty Investment Corp. (d)	1	3,131

54	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Real Estate (continued)
Japan Real Estate Investment Corp. (d)	73	$666,328
Japan Retail Fund Investment Corp. (d)	39	323,271
MDI Corp. (d)	21,375	830,266
Mitsubishi Estate Co. (d)	170,600	3,729,771
Mitsui Fudosan Co. Ltd. (d)	127,700	2,860,200
Nippon Building Fund, Inc. (c) (d)	53	502,134
Nomura Real Estate Office Fund, Inc. (c) (d)	55	481,892
Sumitomo Realty & Development Co. Ltd. (d)	67,000	1,773,127
Tokyo Tatemono Co. Ltd. (d)	55,000	633,207
Tokyu Land Corp. (c) (d)	80,000	678,392

		13,068,640

Resorts & Theme Parks (0.0%)
Oriental Land Co. Ltd. (d)	3,700	222,246

Restaurants (0.0%)
Skylark Co. Ltd. (c) (d)	1,600	29,171

Retail (0.8%)
Aeon Co. Ltd. (d)	81,800	2,032,220
Aoyama Trading Co., Inc. (d)	1,700	56,883
Autobacs Seven Co. Ltd. (d)	10,800	516,765
Circle K Sunkus Co. Ltd. (d)	195	4,614
Citizen Watch Co. Ltd. (d)	51,000	497,779
Daimaru, Inc. (The) (d)	13,000	189,069
FamilyMart Co. Ltd. (d)	9,300	269,422
Isetan Co. Ltd. (c) (d)	36,000	736,905
Lawson, Inc. (d)	4,900	185,682
Marui Co. (d)	62,400	1,204,351
Matsumotokiyoshi Co. Ltd. (c) (d)	6,100	177,862
Mitsukoshi Ltd. (d)	32,300	187,466
Ryohin Keikaku Co. Ltd. (d)	6,200	554,785
Seven & I Holdings Co. Ltd. (d)	114,200	4,425,370
Shimachu Co. Ltd. (d)	4,200	114,167
Shimamura Co. Ltd. (c) (d)	2,200	270,375
Takashimaya Co. (c) (d)	61,000	888,492
Tokyo Style Co. (d)	5,000	61,167
Uny Co. Ltd. (c) (d)	20,000	356,699
Yamada Denki Co. Ltd. (d)	14,300	1,555,613

		14,285,686

	Shares or Principal Amount	Value

JAPAN (continued)
Rubber & Rubber Products (0.0%)
Zeon Corp. (d)	3,000	$40,556

Schools (0.0%)
Benesse Corp. (d)	2,800	101,454

Semiconductors (0.3%)
Advantest Corp. (c) (d)	12,500	1,436,270
Elpida Memory, Inc. (b) (c) (d)	11,700	533,939
Rohm Co. (d)	16,000	1,695,349
Tokyo Electron Ltd. (d)	26,800	1,923,459

		5,589,017

Steel (0.0%)
Tokyo Steel Manufacturing Co. Ltd. (d)	100	2,116

Telecommunications (0.5%)
Hikari Tsushin, Inc. (d)	3,200	197,678
KDDI Corp. (d)	307	1,888,555
Nippon Telegraph & Telephone Corp. (d)	643	2,883,536
NTT Docomo, Inc. (d)	2,205	3,286,127
Oki Electric Industry Co. Ltd. (c) (d)	77,500	238,884

		8,494,780

Textile Products (0.1%)
Mitsubishi Rayon Co. Ltd. (d)	66,100	605,939
Nisshinbo Industries, Inc. (c) (d)	23,100	272,286
Teijin Ltd. (d)	124,800	853,959
Toyobo Co. Ltd. (d)	116,000	363,400

		2,095,584

Tire & Rubber (0.1%)
Bridgestone Corp. (d)	93,400	2,270,975

Toys (0.1%)
Namco Bandai Holdings, Inc. (b) (c) (d)	25,349	364,883
Sega Sammy Holdings, Inc. (d)	26,900	1,069,950

		1,434,833

Transportation (0.2%)
Kamigumi Co. Ltd. (c) (d)	14,000	111,745
Kawasaki Kisen Kaisha Ltd. (c) (d)	115,000	722,346
Mitsubishi Logistics Corp. (c) (d)	13,400	204,322
Mitsui O.S.K. Lines Ltd. (c) (d)	183,000	1,305,184
Nippon Express Co. Ltd. (c) (d)	142,500	751,613
Seino Transportation Co. Ltd. (d)	37,000	400,568
Tokyo Corp. (c) (d)	130,900	922,243

		4,418,021

2006 Semiannual Report	55

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Utilities (1.0%)
Alps Electric Co. Ltd. (c) (d)	36,600	$641,340
Chubu Electric Power Co., Inc. (d)	87,500	2,295,464
Electric Power Development Co. Ltd. (c) (d)	26,200	1,008,428
Hokkaido Electric Power Co., Inc. (d)	19,200	427,663
Kansai Electric Power, Inc. (d)	100,500	2,352,767
Kyushu Electric Power Co., Inc. (c) (d)	56,300	1,315,045
Mitsubishi Electric Co. (d)	231,600	2,007,619
Osaka Gas Co. Ltd. (d)	250,900	938,571
Tohoku Electric Power Co. Ltd. (c) (d)	54,100	1,246,779
Tokyo Electric Power Co. Ltd. (d)	164,000	4,209,919
Tokyo Gas Ltd. (c) (d)	407,400	1,968,225

		18,411,820

Water & Sewer (0.0%)
Kurita Water Industries Ltd. (d)	100	2,031

		418,020,206

LUXEMBOURG (0.2%)
Steel (0.2%)
Arcelor (d)	87,563	3,601,222

NETHERLANDS (4.5%)
Banks (0.4%)
ABN Amro Holding NV (c) (d)	252,147	7,495,592

Biotechnology (0.0%)
Qiagen NV (b) (d)	10,269	152,379

Business Services (0.0%)
Vedior NV (d)	9,766	227,628

Chemicals (0.2%)
Akzo Nobel NV (c) (d)	39,311	2,264,661
Koninklijke DSM NV (d)	43,033	1,962,621

		4,227,282

Commercial Services (0.0%)
Randstad Holding NV (d)	1,494	99,265

Computer Service (0.0%)
Getronics NV (c) (d)	31,668	383,074

	Shares or Principal Amount	Value

NETHERLANDS (continued)
Diversified (0.1%)
Hagemeyer NV (b) (c) (d)	137,343	$746,151
IHC Caland NV (d)	5,388	577,336

		1,323,487

Electronics & Electrical Equipment (0.5%)
Koninklijke Ahold NV (b) (d)	214,798	1,763,496
Philips Electronics NV (c) (d)	188,907	6,514,489

		8,277,985

Energy (1.1%)
Royal Dutch Shell PLC, Class A (d)	518,626	17,742,101

Financial Services (0.7%)
Euronext NV (d)	17,308	1,545,718
ING Groep NV (c) (d)	264,565	10,793,005

		12,338,723

Food Products (0.5%)
Heineken NV (d)	38,587	1,563,511
Koninklijke Numico NV (b) (c) (d)	22,837	1,034,938
Unilever NV CVA (c) (d)	81,206	5,863,325

		8,461,774

Insurance (0.2%)
Aegon NV (d)	204,625	3,707,887

Office Equipment & Supplies (0.0%)
Buhrmann NV (d)	130	2,519

Printing & Publishing (0.2%)
Elsevier NV (c) (d)	107,308	1,587,452
Oce NV (d)	527	8,772
VNU NV (c) (d)	49,753	1,709,022
Wolters Kluwer CVA (c) (d)	44,402	1,156,042

		4,461,288

Real Estate (0.1%)
Corio NV (d)	6,389	404,176
Rodamco Europe NV (c) (d)	4,115	442,761
Wereldhave NV (c) (d)	1,758	183,425

		1,030,362

Semiconductors (0.2%)
ASML Holding NV (b) (d)	89,982	1,902,516
STMicroelectronics NV (d)	100,153	1,834,435

		3,736,951

Telecommunications (0.2%)
KPN NV (c) (d)	317,854	3,735,505

56	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

NETHERLANDS (continued)
Transportation (0.1%)
TPG NV (d)	61,745	$2,221,863

		79,625,665

NEW ZEALAND (0.1%)
Airports (0.0%)
Auckland International Airport Ltd. (d)	39,103	50,909

Building & Construction (0.0%)
Fletcher Building Ltd. (d)	38,037	221,127

Entertainment (0.0%)
Sky City Entertainment Group Ltd. (d)	65,932	228,919
Sky Network Television Ltd. (d)	11,860	46,745

		275,664

Financial Services (0.0%)
Tower Ltd. (b) (d)	45,198	78,279

Healthcare (0.0%)
Fisher & Paykel Industries Ltd. (d)	121,168	326,147

Household Products (0.0%)
Fisher & Paykel Appliances Holdings Ltd. (d)	39,464	116,673

Property Trust (0.0%)
Kiwi Income Property Trust (d)	600	487

Retail (0.0%)
Warehouse Group Ltd. (The) (c) (d)	21,615	53,444

Telecommunications (0.1%)
Telecom Corp. of New Zealand Ltd. (c) (d)	307,838	1,123,231

Utilities (0.0%)
Contact Energy Ltd. (d)	1,473	7,486

Waste Disposal (0.0%)
Waste Management NZ Ltd. (d)	68,528	375,043

		2,628,490

NORWAY (0.8%)
Banks (0.0%)
DnB Holding ASA (c) (d)	105,189	1,457,680

Chemicals (0.0%)
Yara International ASA (d)	34,414	552,534

	Shares or Principal Amount	Value

NORWAY (continued)
Energy (0.0%)
Petroleum Geo-Services ASA (b) (d)	1,295	$72,537

Food Products (0.1%)
Orkla ASA (c) (d)	30,096	1,581,733

Industrial (0.4%)
Norsk Hydro ASA (d)	24,424	3,741,250
Tomra Systems ASA (c) (d)	51,388	509,309

		4,250,559

Insurance (0.0%)
Storebrand ASA (c) (d)	60,122	710,150

Oil & Gas (0.2%)
Prosafe ASA (d)	32	1,896
Statoil ASA (c) (d)	95,514	3,130,927
Stolt Offshore SA (b) (d)	22,993	375,044

		3,507,867

Paper Products (0.0%)
Norske Skogsindustrier ASA (d)	17,208	264,883

Printing & Publishing (0.0%)
Schibsted ASA (c) (d)	275	8,076

Shipping (0.0%)
Frontline Ltd. (c) (d)	11,986	385,677

Telecommunications (0.1%)
Tandberg ASA (c) (d)	61,987	629,362
Tandberg Television ASA (b) (c) (d)	20,950	420,206
Telenor ASA (d)	120,854	1,400,626

		2,450,194

Transportation (0.0%)
Stolt-Nielsen SA (d)	52	1,469

		15,243,359

PORTUGAL (0.3%)
Automotive (0.0%)
Brisa-Auto Estradas SA (c) (d)	24,024	252,815

Banks (0.0%)
Banco Commercial Portuguese SA (d)	259,277	792,260
Banco Espirito Santo SA (c) (d)	3,236	47,069

		839,329

2006 Semiannual Report	57

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

PORTUGAL (continued)
Building Products (0.0%)
CIMPOR-Cimentos de Portugal SGPS SA (c) (d)	27,694	$193,132
Sonae Industria-SGPS SA (b) (c) (d)	12,723	127,443

		320,575

Financial Services (0.0%)
BPI-SGPS SA (d)	43,246	326,423

Food Products (0.0%)
Jeronimo Martins SGPS SA (d)	22	397

Industrial (0.0%)
Sonae SGPS SA (d)	197,887	336,948

Telecommunications (0.2%)
Portugal Telecom SA (d)	139,528	1,771,101
PT Multimedia-Servicos de Telecomunicacoes e Multimedia (d)	5,395	65,866

		1,836,967

Utilities (0.1%)
Electricidade de Portugal SA (c) (d)	291,994	1,149,503

		5,062,957

SINGAPORE (0.8%)
Aerospace & Defense (0.0%)
Singapore Tech Engineering Ltd. (d)	47,000	92,746

Airlines (0.0%)
Singapore Airlines Ltd. (d)	65,800	591,816

Banks (0.5%)
Development Bank of Singapore Ltd. (d)	176,700	1,989,407
Oversea-Chinese Banking Corp. Ltd. (d)	423,600	1,824,751
United Overseas Bank Ltd. (d)	181,500	1,872,423

		5,686,581

Beverages (0.0%)
Fraser & Neave Ltd. (d)	14,190	198,710

Distribution & Wholesale (0.0%)
Jardine Cycle & Carriage Ltd. (d)	12,604	89,449

	Shares or Principal Amount	Value

SINGAPORE (continued)
Diversified (0.1%)
Haw Par Corp. Ltd. (d)	36,226	$142,260
Keppel Corp. (d)	116,000	1,125,687
Noble Group Ltd. (d)	636	532

		1,268,479

Energy (0.0%)
Singapore Petroleum Co. Ltd. (d)	400	1,458

Engineering (0.0%)
Sembcorp Industries Ltd. (d)	137,243	312,814

Financial Services (0.0%)
Creative Technology Ltd. (d)	4,750	30,977
Singapore Exchange Ltd. (d)	114,900	312,921

		343,898

Healthcare (0.0%)
Parkway Holdings Ltd. (d)	239,000	394,746

Manufacturing (0.0%)
Venture Manufacturing Ltd. (d)	38,200	326,641

Printing & Publishing (0.0%)
Singapore Press Holdings Ltd. (d)	260,500	706,437

Property Trust (0.0%)
CapitaMall Trust (d)	2,000	3,027

Real Estate (0.1%)
Ascendas Real Estate Investment Trust (d)	600	868
Capitaland Ltd. (d)	187,897	583,373
City Developments Ltd. (d)	109,000	698,840
Keppel Land Ltd. (c) (d)	56,300	168,752
K-REIT Asia (b)	11,260	10,615
United Overseas Land Ltd. (d)	166,120	322,260
Wing Tai Holdings Ltd. (d)	500	555

		1,785,263

Semiconductors (0.0%)
Chartered Semiconductor Manufacturing Ltd. (b) (c) (d)	266,000	302,321
ST Assembly Test Services Ltd. (b) (d)	123,000	106,325

		408,646

Shipbuilding (0.0%)
Sembcorp Marine (c) (d)	82,000	158,760

58	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

SINGAPORE (continued)
Shipping (0.0%)
Neptune Orient Lines Ltd. (d)	800	$1,154
Singapore Post Ltd. (d)	327,221	234,548

		235,702

Telecommunications (0.1%)
Datacraft Asia Ltd. (b)	109,000	128,529
Singapore Telecommunications Ltd. (d)	839,109	1,456,871

		1,585,400

Transportation (0.0%)
ComfortDelgro Corp. Ltd. (d)	276,620	282,211
Cosco Corporation Singapore Ltd. (d)	375,066	340,003

		622,214

		14,812,787

SPAIN (3.6%)
Advertising (0.0%)
Telefonica Publicidad e Informacion SA (c) (d)	30,267	334,319

Agriculture (0.0%)
Azucarera Ebro Agricolas SA (d)	8,400	166,138

Airline Services (0.0%)
Iberia Lineas Aereas de Espana SA (d)	74,165	207,708

Banks (1.5%)
Banco Bilbao Vizcaya Argentaria SA (d)	493,096	10,884,352
Banco Popular Espanol SA (c) (d)	133,850	2,021,981
Banco Santander Central Hispanoamericano SA (d)	809,801	12,498,568

		25,404,901

Broadcasting & Television (0.0%)
Antena 3 de Television SA (c) (d)	12,196	321,130
Sogecable SA (b) (c) (d)	4,922	186,363

		507,493

Building & Construction (0.2%)
Acciona SA (d)	3,749	644,966
ACS, Actividades de Construccion y Servicios SA (d)	38,829	1,610,851

	Shares or Principal Amount	Value

SPAIN (continued)
Building & Construction (continued)
Fomento De Construcciones Y Contrates SA (d)	4,229	$343,114
Grupo Ferrovial SA (c) (d)	12,455	1,022,476

		3,621,407

Computer Software & Services (0.0%)
Indra Sistemas SA (d)	23,297	479,427

Energy (0.3%)
Gamesa Corporacion Tecnologica SA (c) (d)	16,169	351,333
Repsol SA (c) (d)	141,969	4,237,811

		4,589,144

Food Products (0.1%)
Altadis SA (d)	51,725	2,455,429

Hotels & Lodging (0.0%)
NH Hoteles SA (d)	26,318	474,197

Insurance (0.0%)
Corporacion Mapfre SA (d)	15,343	324,507

Metals & Mining (0.0%)
Acerinox SA (c) (d)	28,575	480,272

Multimedia (0.0%)
Promotora de Informaciones SA (Prisa) (c) (d)	1,750	32,046

Pharmaceuticals (0.0%)
Zeltia SA (b) (c) (d)	3,150	24,005

Public Thoroughfares (0.0%)
Cintra Concesiones Infraestructuras de Transporte SA (d)	28,566	387,154

Railroads (0.1%)
Autopistas, Concesionaria Espanola SA (c) (d)	34,087	899,372

Real Estate (0.1%)
Inmobiliaria Colonial SA (d)	8,921	636,974
Metrovacesa SA (c) (d)	3,148	287,728
Vallehermoso SA (c) (d)	8,447	292,478

		1,217,180

Retail (0.1%)
Industria de Diseno Textil SA (d)	34,353	1,398,077

2006 Semiannual Report	59

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Internatiaonal Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SPAIN (continued)
Telecommunications (0.6%)
Telefonica SA (d)	635,585	$10,175,325

Utilities (0.6%)
Aquas De Barcelona (d)	277	7,741
Endesa SA (d)	146,538	4,849,792
Gas Natural SA (c) (d)	18,347	559,585
Iberdrola SA (d)	127,399	4,148,419
Union Electrica Fenosa SA (d)	21,592	834,700

		10,400,237

		63,578,338

SWEDEN (2.3%)
Airlines (0.0%)
SAS AB (b) (c) (d)	16,950	230,348

Automotive (0.1%)
Scania AB, Class B (d)	11,984	558,049
Volvo AB, Class A (d)	6,936	342,332
Volvo AB, Class B (d)	30,104	1,517,042

		2,417,423

Banks (0.5%)
Nordea AB (d)	296,549	3,820,794
Skandiaviska Enskilda Banken AB (c) (d)	75,379	1,902,794
Svenska Handelsbanken AB (c) (d)	78,982	2,273,558

		7,997,146

Building & Construction (0.1%)
Assa Abloy AB (c) (d)	42,048	814,408
Skanska AB (c) (d)	53,256	922,876

		1,737,284

Commercial Services (0.1%)
Securitas AB (d)	60,285	1,258,488

Computer Software & Services (0.0%)
WM-data AB, Class B (d)	30,482	103,960

Engineering (0.0%)
Alfa Laval AB (d)	466	15,180

Financial Services (0.0%)
D. Carnegie & Co. AB (d)	6,853	152,493
Om Gruppen AB (d)	444	8,541

		161,034

Healthcare (0.0%)
Capio AB (b) (d)	249	4,916

	Shares or Principal Amount	Value

SWEDEN (continued)
Household Products (0.1%)
Electrolux AB, Class B (c) (d)	47,546	$1,424,612

Industrial (0.3%)
Atlas Copco AB, Class A (c) (d)	51,774	1,531,549
Atlas Copco AB, Class B (c) (d)	10,160	277,627
Sandvik AB (c) (d)	34,853	2,269,771
Trelleborg AB, Class B (c) (d)	7,908	176,266

		4,255,213

Insurance (0.1%)
Skandia Forsakrings AB (d)	214,039	1,414,625

Medical Instruments (0.0%)
Elekta AB, Class B (d)	2,188	36,151
Gambro AB, Class A (d)	7,501	112,581
Gambro AB, Class B (d)	471	7,074
Getinge AB, Class B (c) (d)	28,152	487,863

		643,669

Metals (0.1%)
Hoganas AB (d)	68	1,853
SKF AB, Class B (c) (d)	82,872	1,424,689
SSAB Svenskt Stal AB (d)	239	14,095

		1,440,637

Oil & Gas (0.0%)
Lundin Petroleum AB (b) (d)	26,291	362,007

Paper Products (0.1%)
Billerud (c) (d)	13,113	226,375
Holmen AB (d)	319	13,831
Svenska Cellusoa (c) (d)	36,474	1,653,166

		1,893,372

Personal Care (0.0%)
Oriflame Cosmetics SA SDR (d)	12,368	468,386

Printing & Publishing (0.0%)
Eniro AB (d)	24,466	268,488

Real Estate (0.0%)
Castellium (d)	16,240	158,407
Fabege AB (c) (d)	10,145	196,117
Kungsleden AB (c) (d)	4,900	174,605
Wihlborgs Fastigheter AB (d)	2,029	59,281

		588,410

Retail (0.1%)
Axfood AB (d)	66	1,886
Hennes & Mauritz AB (c) (d)	66,990	2,545,485

		2,547,371

60	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

SWEDEN (continued)
Telecommunications (0.7%)
Ericsson SA (c) (d)	2,068,624	$7,344,515
Tele2 AB, Class B (c) (d)	44,099	558,833
Telia AB (c) (d)	241,187	1,497,832

		9,401,180

Television (0.0%)
Modern Times Group AB, Class B (b) (d)	7,962	437,332

Tobacco (0.0%)
Swedish Match AB (c) (d)	46,228	694,091

		39,765,172

SWITZERLAND (6.9%)
Aerospace & Defense (0.0%)
Unaxis Holdings AG (b) (d)	2,440	813,423

Banks (0.7%)
Credit Suisse Group (c) (d)	187,277	11,767,122
UBS AG (c) (d)	162,643	19,094,444

		30,861,566

Building & Construction (0.2%)
Geberit AG (b) (d)	281	328,061
Holcim Ltd. (c) (d)	29,758	2,497,220

		2,825,281

Chemicals (0.2%)
Ciba Specialty Chemicals AG (d)	10,622	651,860
Clariant AG (b) (d)	36,239	563,754
Lonza Group AG (c) (d)	6,003	425,935
Syngenta AG (b) (d)	18,213	2,531,791

		4,173,340

Commercial Services (0.1%)
Adecco SA (c) (d)	24,539	1,522,538
SGS Societe Generale de Surveillance Holdings SA (c) (d)	464	459,252

		1,981,790

Computers (0.0%)
Logitech International SA (b) (d)	10,405	430,295

Electronics & Electrical Equipment (0.2%)
ABB Ltd. (b) (c) (d)	277,482	3,956,211
Schindler Holding AG (d)	670	36,715

		3,992,926

Food Products (1.1%)
Nestle SA (c) (d)	60,826	18,550,647

	Shares or Principal Amount	Value

SWITZERLAND (continued)
Industrial (0.0%)
Rieter Holding AG (c) (d)	689	$302,198
SIG Holding AG (b) (d)	6	1,306

		303,504

Insurance (0.5%)
Swiss Re (c) (d)	52,021	3,800,129
Zurich Financial Services AG (b) (c) (d)	22,669	5,517,903

		9,318,032

Manufacturing (0.0%)
Sulzer AG (d)	606	510,741

Medical Products (0.1%)
Nobel Biocare Holding AG (d)	3,805	937,092
Phonak Holding AG (d)	7,874	488,417
Straumann Holding AG (d)	366	90,182
Synthes, Inc. (d)	6,448	797,738

		2,313,429

Pharmaceuticals (2.3%)
Givaudan (c) (d)	1,094	918,281
Novartis AG (c) (d)	354,586	20,329,544
Roche Holding AG-Genusscheine (c) (d)	104,907	16,105,581
Serono SA	1,126	739,284

		38,092,690

Real Estate (0.0%)
PSP Swiss Property AG (b) (d)	605	31,983

Retail (0.3%)
Compagnie Finacnce Richemont AG (d)	78,019	4,042,530
Swatch Group AG (c) (d)	1,619	59,409
Swatch Group AG, Class B (d)	5,159	925,110
Valora Holding AG (b) (d)	16	3,830

		5,030,879

Semiconductors (0.0%)
Micronas Semiconductor Holding AG (b) (d)	5,729	144,928

Telecommunications (0.1%)
Kudelski SA (c) (d)	6,733	176,139
Swisscom AG (c) (d)	3,461	1,155,016

		1,331,155

Transportation (0.0%)
Kuehne & Nagel International AG (d)	1,500	544,121

2006 Semiannual Report	61

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SWITZERLAND (continued)
Travel Services (0.0%)
Kuoni Reisen Holding AG (b) (d)	49	$26,289

		121,277,019

UNITED KINGDOM (22.4%)
Advertising (0.2%)
Aegis Group PLC (d)	133,103	331,265
WPP Group PLC (d)	207,929	2,557,539

		2,888,804

Aerospace & Defense (0.4%)
British Aerospace PLC (d)	511,241	3,878,755
Cobham PLC (d)	61,124	206,260
Meggitt PLC (d)	11,164	68,481
Rolls Royce Group PLC, Class B	14,304,613	26,864
Rolls-Royce Group PLC (d)	265,885	2,303,305

		6,483,665

Airlines (0.2%)
BAA PLC (d)	191,417	2,967,781
British Airways PLC (b) (d)	107,706	652,196

		3,619,977

Apparel (0.0%)
Burberry Group PLC (d)	78,680	674,891

Automotive (0.0%)
GKN PLC (d)	136,323	782,653

Banks (5.1%)
Barclays PLC (d)	975,264	12,116,872
HBOS PLC (d)	554,012	9,741,818
HSBC Holdings PLC (d)	1,672,568	28,856,029
MAN Group PLC (d)	51,047	2,349,046
Raiffeisen Intl Bank Holding (b) (d)	5,100	444,306
Royal Bank of Scotland Group PLC (d)	476,378	15,491,979

		69,000,050

Brewery (0.2%)
SABMiller PLC (d)	110,495	2,314,224
Scottish & Newcastle PLC (d)	123,302	1,140,675

		3,454,899

Building & Construction (0.3%)
Berkeley Group Holdings PLC (b) (d)	5,424	113,536
BICC Group PLC (d)	14,093	92,047

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Building & Construction (continued)
Bovis Homes Group PLC (d)	128	$2,090
George Wimpey PLC (d)	70,282	671,607
Hanson PLC (d)	131,852	1,745,902
Persimmon PLC (d)	67,776	1,619,271
Pilkington PLC (d)	24,291	72,374
Taylor Woodrow PLC (d)	118,671	827,825
Travis Perkins PLC (d)	6,112	175,844

		5,320,496

Building – Heavy Construction (0.0%)
Bellway (d)	671	14,636

Chemicals (0.2%)
BOC Group PLC (d)	87,635	2,482,819
Imperial Chemical Industries PLC (d)	131,858	860,382

		3,343,201

Commercial Services (0.2%)
Aggreko PLC (d)	1,063	5,982
Brambles Industries PLC (d)	127,543	1,060,502
Capita Group PLC (d)	124,002	1,055,080
Davis Service Group PLC (d)	777	6,658
Intertek Group PLC (d)	928	13,939
Rentokil Initial PLC (d)	335,037	972,372

		3,114,533

Computer Software & Services (0.1%)
Hays PLC (d)	297,710	917,252
iSoft Group PLC (d)	200	431
Logica PLC (d)	171,711	558,692
Mysis PLC (d)	75,726	286,845
Sage Group PLC (The) (d)	142,250	648,526

		2,411,746

Consumer Products (0.2%)
Reckitt Benckiser PLC (d)	91,127	3,318,513

Diversified (0.1%)
Serco Group PLC (d)	8,193	50,418
Tompkins PLC (d)	139,643	861,367

		911,785

Electronics & Electrical Equipment (0.0%)
Electrocomponents PLC (d)	22,930	111,109
Premier Farnell PLC	2,269	8,305

		119,414

62	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Energy (3.5%)
BG PLC (d)	548,984	$7,313,771
BP Amoco PLC (d)	2,977,608	36,393,192
BP PLC ADR	100	7,372
Royal Dutch Shell PLC, Class A (d)	64,247	2,189,418
Royal Dutch Shell PLC, Class B (d)	390,087	13,902,845

		59,806,598

Engineering (0.1%)
AMEC PLC (d)	12,758	92,121
Barratt Developments PLC (d)	49,454	891,461

		983,582

Entertainment (0.4%)
British Sky Broadcasting Group PLC (d)	215,362	2,054,163
Carnival PLC (d)	19,199	941,313
EMI Group PLC (d)	125,468	647,382
Enterprise Inns PLC (d)	56,399	958,988
Ladbrokes PLC (d)	103,307	803,718
Rank Group PLC (d)	83,940	347,276
William Hill PLC (d)	80,443	929,251

		6,682,091

Financial Services (0.7%)
3I Group PLC (d)	102,381	1,664,342
Amvescap PLC (d)	116,810	1,269,931
Cattles PLC (d)	6,498	44,748
Close Brothers Group PLC (d)	5,412	105,613
ICAP PLC (d)	22,882	217,001
Lloyds TSB Group PLC (d)	856,892	8,286,401
London Stock Exchange PLC (d)	60,073	1,363,156
Provident Financial PLC (d)	18,130	206,228
Schroders PLC (d)	902	18,586

		13,176,006

Food Products (1.3%)
Cadbury Schweppes PLC (d)	342,160	3,374,417
Diageo PLC (d)	433,003	7,119,449
Tate & Lyle PLC (d)	67,947	686,235
Tesco PLC (d)	1,124,012	6,542,661
Unilever PLC (d)	409,837	4,327,699

		22,050,461

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Healthcare (0.8%)
AstraZeneca Group PLC (d)	238,088	$13,089,619
Smith & Nephew PLC (d)	175,693	1,448,725

		14,538,344

Hotels & Motels (0.1%)
InterContinental Hotels Group PLC (d)	85,648	1,512,878

Import & Export (0.1%)
Wolseley PLC (d)	98,390	2,456,330

Industrial (0.2%)
BBA Group PLC (d)	19,965	95,393
FKI PLC (d)	91,665	194,165
IMI PLC (d)	43,134	441,437
Invensys PLC (b) (d)	894,980	382,399
Smiths Industries PLC (d)	103,995	1,925,029

		3,038,423

Insurance (0.9%)
Aviva PLC (d)	330,520	4,805,478
Friends Provident PLC (d)	311,361	1,109,119
Legal & General Group PLC (d)	1,019,633	2,573,126
Old Mutual PLC (d)	532,000	1,856,887
Prudential PLC (d)	390,591	4,557,046
Resolution PLC (d)	200	2,200
Royal & Sun Alliance Insurance Group PLC (d)	439,653	1,103,185

		16,007,041

Manufacturing (0.0%)
Cookson Group PLC (b) (d)	868	8,368
Telent plc (b) (d)	2,632	24,179

		32,547

Medical Products (0.0%)
Alliance Unichem PLC (d)	37,795	612,275
SSL International PLC (d)	6,497	35,978

		648,253

Metals & Mining (1.5%)
Anglo American PLC (d)	204,043	8,726,261
BHP Billiton PLC (d)	369,836	7,604,917
Corus Group PLC (d)	465,422	713,628
Johnson Matthey PLC (d)	37,336	999,330
Rio Tinto PLC (d)	153,664	8,471,518

		26,515,654

2006 Semiannual Report	63

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Paper Products (0.1%)
Bunzl PLC (d)	62,479	$790,405
Rexam PLC (d)	88,049	873,488

		1,663,893

Pharmaceuticals (1.4%)
Glaxosmithkline PLC (d)	858,244	24,661,805

Printing & Publishing (0.5%)
Daily Mail & General Trust (d)	23,532	291,258
De La Rue PLC (d)	672	6,689
EMAP PLC (d)	39,109	626,264
Pearson PLC (d)	143,701	1,980,995
Reed International PLC (d)	199,707	1,977,348
Reuters Group PLC (d)	209,597	1,476,621
Trinity Mirror PLC (d)	18,420	184,093
United Business Media PLC (d)	67,192	877,195
Yell Group PLC (d)	135,288	1,267,110

		8,687,573

Railroads (0.0%)
FirstGroup PLC (d)	61,956	471,258

Real Estate (0.4%)
British Land Co. PLC (d)	94,404	2,154,405
Brixton PLC (d)	200	1,777
Great Portland Estates PLC (d)	9,539	79,105
Hammerson PLC (d)	19,884	420,095
Land Securities Group PLC (d)	87,916	2,963,765
Liberty International PLC (d)	35,382	734,153
Slough Estates PLC (d)	30,063	334,416

		6,687,716

Restaurants (0.2%)
Compass Group PLC (d)	405,057	1,754,972
Mitchells & Butlers PLC (d)	78,425	702,027
Whitbread PLC (d)	44,730	913,483

		3,370,482

Retail (0.8%)
Boots Group PLC (c) (d)	93,710	1,198,044
Dixons Group PLC (d)	275,812	922,327
GUS PLC (d)	126,547	2,369,215
HMV Group PLC (d)	166,168	538,326
Inchcape PLC (d)	3,249	160,854
J. Sainsbury PLC (d)	212,700	1,293,750
Kesa Electricals PLC (d)	64,123	366,968
Kingfisher PLC (d)	433,431	1,778,679

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Retail (continued)
Marks & Spencer PLC (d)	270,961	$2,886,644
MFI Furniture Group PLC (d)	150,310	301,464
Next PLC (d)	57,560	1,689,615
Punch Taverns PLC (d)	30,274	481,702
Signet Group PLC (d)	273,219	523,931

		14,511,519

Security Services (0.0%)
Group 4 Securicor PLC (d)	114,996	399,373

Semiconductors (0.0%)
Arm Holdings PLC (d)	215,874	529,925

Telecommunications (1.6%)
BT Group PLC (d)	1,337,476	5,357,391
Cable & Wireless PLC (d)	357,829	682,081
Vodafone Group PLC (d)	9,011,080	21,309,727

		27,349,199

Television (0.1%)
ITV PLC (d)	516,158	1,081,292

Tobacco (0.6%)
British American Tobacco PLC (d)	234,141	5,965,181
Gallaher Group PLC (d)	104,449	1,661,108
Imperial Tobacco Group PLC (d)	117,185	3,631,978

		11,258,267

Transportation (0.0%)
Arriva PLC (d)	881	9,301
Associated British Ports Holdings PLC (d)	22,755	302,616
National Express Group PLC (d)	3,724	60,484
Stagecoach Group PLC (d)	73,278	144,850

		517,251

Travel (0.0%)
First Choice Holidays PLC (d)	400	1,629

Utilities (1.0%)
Centrica PLC (d)	616,761	3,353,967
International Power PLC (d)	239,102	1,299,899
National Grid Group PLC (d)	390,701	4,089,490
Scottish & Southern Energy PLC (d)	139,096	2,851,850
Scottish Power PLC (d)	280,395	2,857,957
Severn Trent PLC (d)	52,156	1,096,683
United Utilities PLC (d)	130,749	1,600,460

		17,150,306

64	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Water & Sewer (0.0%)
Kelda Group PLC (d)	56,342	$784,035

		392,032,994

Total Common Stocks		1,699,157,432

Preferred Stocks (0.1%)
GERMANY (0.1%)
Automotive (0.1%)
Volkswagen AG, 2.97% (b) (d)	9,194	512,984

Television (0.0%)
ProSiebenSat.1 Media AG, 2.09%	13,440	371,488

Utilities (0.0%)
RWE AG, 2.93% (d)	946	73,787

Total Preferred Stocks		958,259

Rights (0.0%)
PORTUGAL (0.0%)
Banks (0.0%)
Banco Espirito Santo, Expires 05/24/06	2,774	4,076

SWEDEN (0.0%)
Healthcare (0.0%)
Capio AB, Expires 05/24/06	249	183

Total Rights		4,259

Warrants (0.0%)
HONG KONG (0.0%)
Chemicals (0.0%)
Kingboard Chemical Holding Ltd., Expires 12/31/06 (b)	80	22

Real Estate (0.0%)
Hopewell Holdings Ltd., Expires 08/05/06 (b)	7,158	1,579

Total Warrants		1,601

Cash Equivalents (2.3%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $39,797,576)	$39,782,227	$39,782,227

Total Cash Equivalents		39,782,227

Short-Term Securities Held as Collateral for Securities Lending (18.0%)
Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	316,296,060	316,296,060

Total Short-Term Securities Held as Collateral for Securities Lending		316,296,060

Total Investments (Cost $1,542,318,673) (a) — 117.1%		2,056,199,838

Liabilities in excess of other assets — (17.1)%		(300,436,150)

NET ASSETS — 100.0%		$1,755,763,688

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of April 30, 2006.

(d)	Fair valued security.

ADR	American Depositary Receipt

SDR	Special Drawing Rights

2006 Semiannual Report	65

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore International Index Fund (Continued)

Common Stocks (continued)

As of April 30, 2006, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australia Dollar	05/02/06	$607,000	$607,598	$(598)
Australia Dollar	05/12/06	6,211,178	6,507,530	(296,352)
British Pound	05/03/06	3,635,300	3,646,733	(11,433)
British Pound	05/12/06	30,645,997	31,767,222	(1,121,225)
Danish Kroner	05/02/06	371,493	372,118	(625)
Euro	05/03/06	4,660,705	4,668,189	(7,484)
Euro	05/12/06	46,434,398	47,886,268	(1,451,870)
Hong Kong Dollar	05/03/06	193,457	193,481	(24)
Hong Kong Dollar	05/12/06	399,859	399,908	(49)
Japanese Yen	05/12/06	32,262,882	33,066,076	(803,194)
New Zealand Dollar	05/02/06	76,302	76,608	(306)
Norwegian Krone	05/03/06	501,821	503,231	(1,410)
Singapore Dollar	05/03/06	458,397	458,754	(357)
Swedish Krone	05/03/06	108,316	108,784	(468)
Swedish Krone	05/12/06	3,217,459	3,379,714	(162,255)
Swiss Franc	05/12/06	10,710,180	11,080,891	(370,711)

Total Short Contracts		$140,494,744	$144,723,105	$(4,228,361)

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia Dollar	05/12/06	$6,742,636	$6,984,395	$241,759
British Pound	05/12/06	31,638,004	32,981,743	1,343,739
Euro	05/12/06	47,706,115	49,881,003	2,174,888
Hong Kong Dollar	05/12/06	473,787	473,827	40
Japanese Yen	05/12/06	34,475,311	35,472,210	996,899
Swedish Krone	05/12/06	3,236,209	3,401,217	165,008
Swiss Franc	05/12/06	11,401,762	11,895,490	493,728

Total Long Contracts		$135,673,824	$141,089,885	$5,416,061

As of April 30, 2006, the Fund’s open long futures contracts were as follows:

	Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contract	Unrealized Appreciation (Depreciation)
Australia	59	S&P ASX 200 Index	06/15/06	$5,884,720	$209,742
Europe	265	DJ Euro Stoxx 50	06/16/06	12,638,786	38,885
Hong Kong	37	Hang Seng Index	05/29/06	3,944,106	(27,412)
Japan	129	Topix Index	06/08/06	19,534,124	173,254
Sweden	295	OMX Index	05/26/06	4,154,647	(57,238)
United Kingdom	36	FTSE 100 Index	06/16/06	3,954,053	(46,888)

				$50,110,436	$290,343

*	Cash pledged as collateral

See notes to financial statements.

66	Semiannual Report 2006

Gartmore Mid Cap Market Index Fund

For the semiannual period ended April 30, 2006, the Gartmore Mid Cap Market Index Fund (Class A at NAV) returned 14.78% versus 15.26% for its benchmark, the S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds was 14.78%.

The reporting period was positive for the U.S. mid-cap equity market. After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, and logged an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the first four months of 2006. The S&P MidCap 400 Index advanced 15.26% for the reporting period.

Turning to sector performance, all 10 of the S&P MidCap 400 Index sectors posted positive returns during the reporting period. The leading performers were industrials, information technology and energy. Consumer staples, the weakest contributor, still helped the Fund’s return during the period.

The impetus behind the U.S. market climb in the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause during the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

Amid renewed volatility in equity markets, positive economic data prevailed for the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November of 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending.

Two unsurprising 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

Portfolio Managers:

Fund Asset Management, L.P.—Subadviser: Debra L. Jelilian And Jeffery L. Russo, CFA

2006 Semiannual Report	67

Fund Performance	Gartmore Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	14.78%	27.49%	9.87%	10.41%
	w/SC3	8.15%	20.16%	8.57%	9.38%
Class B4	w/o SC2	14.57%	26.79%	9.17%	9.86%
	w/SC5	9.57%	21.79%	8.89%	9.86%
Class C6	w/o SC2	14.55%	26.76%	9.15%	9.84%
	w/SC7	13.55%	25.76%	9.15%	9.84%
Institutional Class[8]		15.03%	28.02%	10.33%	10.89%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

68	Semiannual Report 2006

Shareholder Expense Example	Gartmore Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Mid Cap Market Index Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,147.80	$3.83	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.43	$3.62	0.72%
Class B	Actual		$1,000.00	$1,145.70	$7.02	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%
Class C	Actual		$1,000.00	$1,145.50	$7.02	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%
Institutional Class	Actual		$1,000.00	$1,150.30	$1.71	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.41	$1.61	0.32%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	69

Portfolio Summary	Gartmore Mid Cap Market Index Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	89.4%
Cash Equivalents	10.2%
Other Investments*	16.0%
Liabilities in excess of other assets**	-15.6%

100.0%

Top Industries
Oil & Gas	7.2%
Retail	6.5%
Utilities	6.4%
Electronics	5.8%
Healthcare	5.4%
Insurance	5.3%
Computer Software & Services	4.8%
Banks	4.2%
Manufacturing	3.3%
Financial Services	3.2%
Other Assets	47.9%

100.0%

Top Holdings***
Peabody Energy Corp.	1.3%
Expeditors Int'l of Washington, Inc.	0.7%
Cognizant Technology Solutions Corp.	0.7%
Smith International, Inc.	0.7%
Precision Castparts Corp.	0.7%
ENSCO International, Inc.	0.6%
Joy Global, Inc.	0.6%
Microchip Technology, Inc.	0.6%
Noble Energy, Inc.	0.6%
C.H. Robinson Worldwide, Inc.	0.6%
Other Assets	92.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

70	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Mid Cap Market Index Fund

Common Stocks (89.4%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.9%)
Alliant Techsystems, Inc. (b)	37,400	$2,991,626
Precision Castparts Corp.	131,459	8,279,288
Sequa Corp., Class A (b) (c)	5,960	506,600

		11,777,514

Airlines (0.3%)
AirTran Holdings, Inc. (b) (c)	82,100	1,147,758
Alaska Air Group, Inc. (b) (c)	29,800	1,131,208
JetBlue Airways Corp. (b) (c)	148,325	1,521,815

		3,800,781

Amusement & Recreation (0.4%)
Boyd Gaming Corp. (c)	43,300	2,157,206
Callaway Golf Co. (c)	61,100	976,378
International Speedway Corp.	31,700	1,559,323

		4,692,907

Auto Parts & Equipment (1.1%)
Advance Auto Parts, Inc.	108,800	4,375,935
ArvinMeritor, Inc.	72,160	1,200,021
Bandag, Inc. (c)	11,500	461,380
BorgWarner Automotive, Inc. (c)	54,020	3,280,635
Gentex Corp. (c)	144,580	2,119,543
Lear Corp. (c)	68,936	1,625,511
Modine Manufacturing Co.	29,200	847,092

		13,910,117

Automotive (0.4%)
Adesa, Inc. (c)	83,700	2,135,187
Carmax, Inc. (b)	100,500	3,548,655

		5,683,842

Banks (4.2%)
Associated Banc Corp.	129,521	4,380,400
Astoria Financial Corp.	81,820	2,562,602
Cathay Bancorp, Inc. (c)	45,800	1,752,308
City National Corp.	42,700	3,115,392
Colonial Bancgroup, Inc.	146,040	3,786,817
Cullen/Frost Bankers, Inc.	44,080	2,551,350
First Niagara Financial Group, Inc. (c)	104,400	1,461,600
FirstMerit Corp. (c)	81,780	2,010,970
Greater Bay Bancorp (c)	52,980	1,463,308
Independence Community Bank Corp.	69,236	2,907,912
IndyMac Bancorp, Inc. (c)	66,259	3,201,635

	Shares or Principal Amount	Value

Banks (continued)
Mercantile Bankshare Corp.	117,375	$4,410,953
New York Community Bancorp, Inc. (c)	264,714	4,555,729
SVB Financial Group (b) (c)	36,699	1,863,208
TCF Financial Corp.	112,200	3,013,692
Texas Regional Bancshares, Inc., Class A (c)	47,960	1,375,013
Washington Federal, Inc. (c)	79,812	1,909,103
Webster Financial Corp.	53,000	2,488,350
West America Bancorp (c)	33,620	1,719,327
Wilmington Trust Corp.	63,600	2,817,480

		53,347,149

Biotechnology (1.2%)
Millenium Pharmaceuticals, Inc. (b)	310,903	2,822,999
PDL Biopharma, Inc. (b)	113,465	3,265,523
Pharmaceutical Product Development, Inc.	95,900	3,439,933
Valeant Pharmaceuticals International	94,800	1,696,920
Vertex Pharmaceuticals, Inc. (b) (c)	105,880	3,850,856

		15,076,231

Broadcasting (0.2%)
Emmis Communications Corp. (b) (c)	36,600	450,180
Entercom Communications Corp.	38,480	1,018,566
Westwood One, Inc.	55,380	534,417

		2,003,163

Building & Construction (0.1%)
M.D.C. Holdings, Inc. (c)	30,400	1,756,512

Business Services (2.7%)
Acxiom Corp.	79,484	2,060,225
Catalina Marketing Corp. (c)	41,300	977,984
Ceridian Corp. (b)	138,240	3,349,555
CheckFree Corp. (b)	87,987	4,739,860
ChoicePoint, Inc. (b)	89,820	3,954,775
Corporate Executive Board Co. (The)	39,700	4,253,061

2006 Semiannual Report	71

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (continued)
CSG Systems International, Inc. (b) (c)	43,180	$1,091,590
Fair Issac Corp.	66,007	2,449,520
Gartner Group, Inc. (b) (c)	52,080	730,162
Harte-Hanks, Inc.	50,740	1,385,202
Kelly Services, Inc. (c)	18,775	519,504
Korn/Ferry International (b) (c)	37,300	783,300
Manpower, Inc.	87,960	5,730,594
MPS Group, Inc. (b)	94,840	1,513,646
Navigant Consulting, Inc. (b) (c)	44,900	946,492

		34,485,470

Chemicals (2.4%)
Airgas, Inc.	63,500	2,568,575
Albemarle Corp. (c)	36,700	1,754,994
Cabot Corp.	65,200	2,347,200
Chemtura Corp.	228,500	2,787,700
Cytec Industries, Inc.	40,900	2,473,223
Ferro Corp.	40,500	780,840
FMC Corp.	38,860	2,469,942
Lubrizol Corp.	63,780	2,781,446
Lyondell Chemical Co.	197,260	4,753,965
Minerals Technologies, Inc.	21,340	1,221,075
Olin Corp.	65,560	1,347,258
RPM, Inc.	109,000	2,005,600
Valspar Corp.	100,500	2,844,150

		30,135,968

Communication Equipment (1.6%)
Adtran, Inc.	69,859	1,756,255
Cincinnati Bell, Inc. (b)	220,600	926,520
CommScope, Inc. (b) (c)	57,020	1,884,511
Harris Corp.	131,439	6,121,115
Plantronics, Inc. (c)	44,300	1,661,250
Polycom, Inc. (b) (c)	86,802	1,909,644
Powerwave Technologies, Inc. (b) (c)	114,701	1,278,916
Telephone & Data Systems, Inc.	56,100	2,199,120
Telephone & Data Systems, Inc.,	41,100	1,549,470
Special Shares
Utstarcom, Inc. (b) (c)	91,000	632,450

		19,919,251

	Shares or Principal Amount	Value

Computer Hardware (0.5%)
National Instruments Corp. (c)	51,530	$1,631,955
Western Digital Corp. (b)	211,300	4,445,752

		6,077,707

Computer Software & Services (4.8%)
3COM Corp. (b)	396,405	2,136,623
Activision, Inc. (b)	276,521	3,923,833
Advent Software, Inc. (b)	16,569	583,229
Anteon International Corp. (b)	29,900	1,634,035
Avocent Corp. (b)	49,706	1,339,080
Cadence Design Systems, Inc. (b)	277,891	5,260,477
CDW Corp. (c)	63,657	3,788,865
Cognizant Technology Solutions Corp. (b)	137,097	8,720,739
DST Systems, Inc. (b)	61,660	3,793,323
F5 Networks, Inc. (b)	40,312	2,360,671
Gamestop Corp. (b) (c)	56,200	2,652,640
GTECH Holdings Corp.	120,188	4,105,622
Henry (Jack) & Associates, Inc. (c)	76,600	1,719,670
Ingram Micro, Inc. (b)	116,400	2,140,596
Macrovision Corp. (b) (c)	48,520	1,111,108
McAfee, Inc. (b)	160,200	4,179,618
McData Corp. (b) (c)	137,100	662,193
Mentor Graphics Corp. (b) (c)	70,100	920,413
RSA Security, Inc. (b) (c)	72,000	1,507,680
SRA International, Inc., Class A (b) (c)	33,500	1,072,670
Sybase, Inc. (b) (c)	84,500	1,839,565
Synopsys, Inc. (b)	143,981	3,143,105
Transaction Systems Architects, Inc. (b) (c)	33,700	1,345,978
Wind River Systems, Inc. (b) (c)	79,400	905,954

		60,847,687

Construction (2.1%)
Beazer Homes USA, Inc. (c)	41,557	2,394,930
Dycom Industries, Inc. (b)	35,600	779,996
Florida Rock Industries, Inc.	48,000	2,993,760
Granite Construction, Inc. (c)	33,560	1,555,842
Hovnanian Enterprises, Inc. (b) (c)	36,020	1,432,515
Jacobs Engineering Group, Inc. (b)	57,280	4,737,056

72	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction (continued)
Martin Marietta Materials, Inc.	45,894	$4,872,107
Ryland Group, Inc. (The)	46,567	2,938,843
Thor Industries, Inc. (c)	33,800	1,706,224
Toll Brothers, Inc. (b)	113,018	3,633,529

		27,044,802

Consumer & Commercial Services (2.2%)
Alliance Data Systems Corp. (b)	67,300	3,701,500
Career Education Corp. (b)	98,849	3,644,563
Corinthian Colleges, Inc. (b) (c)	88,080	1,311,511
Deluxe Corp.	51,973	1,239,036
DeVry, Inc. (b) (c)	53,100	1,373,166
Dun & Bradstreet Corp. (b)	67,393	5,190,609
MoneyGram International, Inc.	86,600	2,935,740
Quanta Services, Inc. (b) (c)	111,400	1,806,908
Rent-A-Center, Inc. (b) (c)	71,247	1,967,842
Rollins, Inc.	27,865	564,266
Sotheby’s Holdings, Inc. (b)	46,200	1,385,538
United Rentals, Inc. (b) (c)	67,700	2,414,859

		27,535,538

Consumer Products (1.4%)
Blyth Industries, Inc. (c)	21,740	446,757
Church & Dwight, Inc. (c)	64,800	2,376,216
Energizer Holdings, Inc. (b)	59,188	3,027,466
Furniture Brands International, Inc. (c)	53,938	1,240,574
Lancaster Colony Corp. (c)	23,200	952,360
Mohawk Industries Co. (b) (c)	51,640	4,136,365
Scotts Miracle-Gro Co. (The)	45,620	2,019,141
Timberland Co., Class A (b)	51,100	1,739,955
Tupperware Corp.	56,433	1,190,736

		17,129,570

Containers & Packaging (0.3%)
Packaging Corp. of America	57,160	1,284,957
Sonoco Products Co.	92,500	2,897,100

		4,182,057

Data Processing (0.3%)
Fidelity National Information Services, Inc.	88,645	3,368,510

	Shares or Principal Amount	Value

Electronics (5.8%)
Amphenol Corp., Class A	89,220	$5,156,916
Arrow Electronics, Inc. (b)	115,033	4,164,195
Atmel Corp. (b)	404,000	2,116,960
Avnet, Inc. (b)	139,778	3,655,195
Cabot Microelectronics Corp. (b) (c)	24,369	797,110
Credence Systems Corp. (b) (c)	86,560	613,710
Cree, Inc. (b) (c)	77,425	2,308,814
Cypress Semiconductor Corp. (b) (c)	134,569	2,309,204
DRS Technologies (c)	41,200	2,287,836
Hubbell, Inc.	56,900	2,938,885
Imation Corp.	35,933	1,509,186
Integrated Device Technology, Inc. (b)	191,187	2,909,866
International Rectifier Corp. (b) (c)	69,000	3,118,800
Intersil Corp.	140,502	4,160,264
Kemet Corp. (b)	77,360	836,262
Lam Research Corp. (b)	137,065	6,699,736
Lattice Semiconductor Corp. (b)	98,560	655,424
MDU Resources Group, Inc.	113,950	4,187,663
Micrel, Inc. (b) (c)	62,400	801,216
Microchip Technology, Inc.	212,464	7,916,408
Mine Safety Appliances Co. (c)	25,500	1,065,900
Newport Corp. (b) (c)	43,060	826,752
Plexus Corp. (b) (c)	44,500	1,938,420
RF Micro Devices, Inc. (b) (c)	190,625	1,772,813
SPX Corp.	59,120	3,236,820
Thomas & Betts Corp. (b)	50,448	2,873,014
TriQuint Semiconductor, Inc. (b)	121,305	658,686
Vishay Intertechnology, Inc. (b)	174,830	2,722,103

		74,238,158

Financial Services (3.2%)
AmeriCredit Corp. (b) (c)	124,200	3,760,776
Bank of Hawaii Corp.	47,800	2,596,018
BISYS Group, Inc. (The) (b)	111,800	1,782,092
Commerce Bancorp, Inc. (c)	173,903	7,015,247
Eaton Vance Corp.	122,200	3,479,034
Edwards (A.G.), Inc.	76,700	4,052,828
Investors Financial Services Corp. (c)	62,226	2,978,136

2006 Semiannual Report	73

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Financial Services (continued)
Jefferies Group, Inc. (c)	47,600	$3,163,020
PMI Group, Inc.	90,687	4,185,205
Raymond James Financial, Inc.	83,280	2,527,548
SEI Investments Co.	59,340	2,548,060
Waddell & Reed Financial, Inc.	86,000	2,022,720

		40,110,684

Food & Beverage (1.2%)
Hormel Foods Corp.	75,720	2,541,163
J.M. Smucker Co.	59,871	2,350,535
OSI Restaurant Partners, Inc.	67,600	2,886,520
PepsiAmericas, Inc.	55,000	1,299,100
Sensient Technologies Corp. (c)	52,380	1,076,409
Smithfield Foods, Inc. (b)	99,300	2,671,170
Tootsie Roll Industries, Inc. (c)	24,244	709,137
Universal Corp.	27,240	1,037,027

		14,571,061

Gaming & Leisure (0.2%)
Scientific Games Corp. (b)	66,600	2,536,794

Healthcare (5.4%)
Apria Healthcare Group, Inc. (b) (c)	51,200	1,121,280
Beckman Coulter, Inc.	64,160	3,295,258
Cephalon, Inc. (b)	59,915	3,934,019
Community Health Systems, Inc. (b)	98,777	3,579,678
Covance, Inc. (b)	63,280	3,692,388
Cytyc Corp. (b)	109,640	2,834,194
Dentsply International, Inc.	79,386	4,736,963
Edwards Lifesciences Corp. (b)	60,600	2,693,064
Health Net, Inc. (b)	110,452	4,495,396
Henry Schein, Inc. (b) (c)	82,774	3,858,924
LifePoint Hospitals, Inc. (b)	57,356	1,818,185
Lincare Holdings, Inc. (b)	96,933	3,831,761
Omnicare, Inc. (c)	117,500	6,663,426
Par Pharmaceutical Cos., Inc. (b) (c)	35,575	916,056
Perrigo Co. (c)	75,800	1,209,768
Sepracor, Inc. (b) (c)	102,232	4,563,636
Steris Corp.	64,580	1,486,632
Triad Hospitals, Inc. (b)	81,905	3,374,486

	Shares or Principal Amount	Value

Healthcare (continued)
Universal Health Services, Inc. (c)	56,155	$2,852,112
Varian Medical Systems, Inc. (b)	131,261	6,875,452

		67,832,678

Insurance (5.3%)
American Financial Group, Inc.	42,900	1,899,612
AmerUs Group Co. (c)	39,193	2,298,669
Arthur J. Gallagher & Co. (c)	96,300	2,642,472
Brown & Brown, Inc.	106,120	3,314,128
Everest Re Group Ltd.	65,000	5,915,000
Fidelity National Financial, Inc.	173,914	7,300,909
First American Financial Corp.	96,953	4,130,198
Hanover Insurance Group Inc.	50,700	2,682,030
HCC Insurance Holdings, Inc.	104,990	3,516,115
Horace Mann Educators Corp. (c)	42,400	738,184
Leucadia National Corp. (c)	78,530	4,770,698
Mercury General Corp.	32,400	1,729,188
Ohio Casualty Corp. (c)	64,900	1,924,285
Old Republic International Corp.	220,387	4,903,611
Protective Life Corp.	65,600	3,306,240
Radian Group, Inc.	83,633	5,245,462
Stancorp Financial Group, Inc.	50,300	2,481,802
Unitrin, Inc.	41,700	2,037,045
W.R. Berkley Corp.	165,666	6,199,221

		67,034,869

Machinery (0.6%)
AGCO Corp. (b) (c)	92,300	2,184,741
Graco, Inc.	64,470	3,013,972
Tecumseh Products Co. (c)	15,600	358,020
Zebra Technologies Corp., Class A (b)	66,342	2,633,114

		8,189,847

Manufacturing (3.3%)
Ametek, Inc.	67,900	3,345,433
Brink’s Co. (The)	49,380	2,508,504
Carlisle Cos., Inc.	27,140	2,293,330
Crane Co.	46,866	1,980,089
Diebold, Inc.	70,533	3,001,179
Donaldson Co., Inc.	63,080	2,096,779
Federal Signal Corp.	41,400	775,422

74	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Manufacturing (continued)
Flowserve Corp. (b)	57,020	$3,279,790
Harsco Corp.	39,500	3,292,325
Hillenbrand Industry, Inc.	60,400	3,102,144
Nordson Corp. (c)	30,600	1,635,570
Pentair, Inc.	102,560	3,925,997
Roper Industries, Inc.	86,550	4,107,663
Teleflex, Inc.	40,120	2,617,429
Trinity Industries, Inc. (c)	44,600	2,832,100
Varian, Inc. (b)	27,860	1,205,502

		41,999,256

Medical Products (1.1%)
Advanced Medical Optics, Inc. (b) (c)	67,303	3,136,320
Affymetrix, Inc. (b) (c)	68,210	1,954,217
Gen-Probe, Inc. (b)	50,000	2,673,500
Intuitive Surgical, Inc. (b) (c)	35,477	4,505,578
Techne Corp. (b) (c)	36,235	2,053,075

		14,322,690

Medical Products & Services (0.0%)
Allergan, Inc.	15	1,541

Medical Services (0.8%)
Charles River Laboratories International, Inc. (b)	68,582	3,240,500
Invitrogen Corp. (b)	53,718	3,545,925
Martek Biosciences Corp. (b) (c)	32,800	974,160
Medicis pharmaceutical Corp. (c)	55,800	1,834,704

		9,595,289

Metals (0.6%)
Kennametal, Inc.	39,700	2,455,445
MSC Industrial Direct Co., Class A	53,800	2,790,068
Timken Co. (The)	81,900	2,858,310

		8,103,823

Mining (2.5%)
Arch Coal, Inc.	70,397	6,687,011
Joy Global, Inc.	120,672	7,926,944
Peabody Energy Corp.	259,500	16,571,670

		31,185,625

	Shares or Principal Amount	Value

Office Equipment & Supplies (0.5%)
Herman Miller, Inc.	63,900	$1,967,481
HNI Corp.	48,370	2,557,806
Reynolds & Reynolds Co.	53,700	1,597,038

		6,122,325

Oil & Gas (7.2%)
Cooper Cameron Corp. (b)	116,418	5,848,840
Denbury Resources, Inc. (b) (c)	110,300	3,595,780
ENSCO International, Inc.	150,535	8,052,117
FMC Technologies, Inc. (b) (c)	67,162	3,665,702
Forest Oil Corp. (b) (c)	54,700	2,000,379
Grant Prideco, Inc. (b)	128,085	6,557,952
Hanover Compressor Co. (b) (c)	92,939	1,873,650
Helmerich & Payne, Inc.	51,300	3,731,562
Newfield Exploration Co. (b)	127,984	5,708,086
Noble Energy, Inc.	172,667	7,766,562
Patterson-UTI Energy, Inc.	169,440	5,483,078
Pioneer Natural Resources Co. (c)	128,648	5,508,707
Plains Exploration & Production Co. (b)	76,601	2,824,279
Pogo Producing Co. (c)	61,106	3,036,357
Pride International, Inc. (b)	158,828	5,541,509
Quicksilver Resources, Inc. (b) (c)	68,161	2,824,592
Smith International, Inc.	197,091	8,323,154
Southwestern Energy Co. (b)	164,351	5,919,923
Tidewater, Inc. (c)	61,377	3,574,596

		91,836,825

Paper & Forest Products (0.6%)
Bowater, Inc. (c)	58,286	1,589,459
Glatfelter	37,300	698,256
Longview Fibre Co.	45,940	1,197,196
Potlatch Corp. (c)	45,656	1,777,845
Rayonier, Inc.	71,880	2,958,581

		8,221,337

Publishing & Printing (1.1%)
American Greetings Corp., Class A (c)	67,114	1,511,407
Banta Corp. (c)	25,800	1,304,964
Belo Corp., Class A	81,520	1,494,262
Lee Enterprises, Inc. (c)	39,980	1,231,384

2006 Semiannual Report	75

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Publishing & Printing (continued)
Media General, Inc.	20,500	$842,140
Reader’s Digest Association (c)	84,800	1,168,544
Scholastic Corp. (b) (c)	38,055	1,009,980
Valassis Communications, Inc. (b) (c)	43,700	1,279,099
Washington Post Co. (c)	5,618	4,303,388

		14,145,168

Real Estate Investment Trusts (3.2%)
AMB Property Corp.	84,167	4,207,508
Developers Diversified Realty Corp.	106,910	5,687,613
Highwood Properties, Inc.	55,560	1,752,362
Hospitality Properties Trust	73,660	3,174,746
Liberty Property Trust	84,096	3,759,091
Macerich Co. (The)	71,200	5,213,264
Mack-Cali Realty Corp.	63,900	2,889,558
New Plan Excel Realty Trust (c)	103,660	2,555,219
Regency Centers Corp.	69,000	4,353,210
United Dominion Realty Trust, Inc.	127,615	3,469,852
Weingarten Realty Investors	75,500	2,975,455

		40,037,878

Restaurants (1.0%)
Applebee’s International, Inc.	72,634	1,685,835
Bob Evans Farms, Inc.	37,829	1,092,502
Brinker International, Inc. (c)	80,780	3,163,344
CBRL Group, Inc. (c)	48,931	1,991,981
Cheesecake Factory, Inc. (The) (b) (c)	81,150	2,561,094
Ruby Tuesday, Inc. (c)	55,800	1,661,166

		12,155,922

Retail (6.5%)
99 Cents Only Stores (b) (c)	44,033	525,314
Abercrombie & Fitch Co.	87,198	5,295,535
Aeropostale, Inc. (b)	54,373	1,669,795
American Eagle Outfitters Ltd.	126,541	4,099,928
Anntaylor Stores Corp. (b)	71,669	2,675,404
Barnes & Noble, Inc.	52,773	2,379,007
BJ’s Wholesale Club, Inc. (b)	69,157	2,117,587
Borders Group, Inc.	63,294	1,493,738

	Shares or Principal Amount	Value

Retail (continued)
Chico’s FAS, Inc. (b)	177,443	$6,576,038
Claire’s Stores, Inc.	100,160	3,527,635
Copart, Inc. (b)	64,400	1,729,140
Dollar Tree Stores, Inc. (b) (c)	108,128	2,818,897
Fastenal Co.	121,454	5,685,262
Foot Locker, Inc.	148,600	3,444,548
Michael’s Stores, Inc.	128,940	4,877,800
O’Reilly Automotive, Inc. (b) (c)	106,746	3,616,554
Pacific Sunwear of California, Inc. (b)	75,900	1,768,470
Payless ShoeSource, Inc. (b)	69,295	1,591,706
PETsMART, Inc.	134,476	3,719,606
Pier 1 Imports, Inc. (c)	86,970	1,049,728
Polo Ralph Lauren Corp.	57,600	3,497,472
Regis Corp.	46,920	1,645,484
Ross Stores, Inc.	145,354	4,453,647
Ruddick Corp. (c)	31,500	731,115
Saks, Inc. (b) (c)	140,600	2,831,684
Tech Data Corp. (b)	57,443	2,109,307
Urban Outfitters, Inc. (b)	111,416	2,584,851
Williams Sonoma, Inc.	110,640	4,632,497

		83,147,749

Schools (0.6%)
Education Management Corp. (b)	63,691	2,704,320
ITT Educational Services, Inc. (b)	37,340	2,372,957
Laureate Education, Inc. (b) (c)	46,880	2,348,219

		7,425,496

Semiconductors (1.0%)
Fairchild Semiconductor International, Inc. (b)	114,620	2,369,195
MEMC Electronic Materials, Inc. (b)	162,000	6,577,200
Semtech Corp. (b) (c)	74,230	1,391,813
Silicon Laboratories, Inc. (b)	45,440	2,117,958

		12,456,166

Shipping & Transportation (1.5%)
Alexander & Baldwin, Inc. (c)	41,001	2,044,720
C.H. Robinson Worldwide, Inc.	167,022	7,407,425
CNF Transportation, Inc.	4,800	267,456

76	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Shipping & Transportation (continued)
GATX Corp.	52,400	$2,452,320
Overseas Shipholding Group, Inc.	26,700	1,303,761
Swift Transportation Co., Inc. (b) (c)	55,060	1,649,047
Werner Enterprises, Inc. (c)	54,748	1,050,067
YRC Worldwide, Inc. (b) (c)	55,062	2,312,604

		18,487,400

Steel (0.3%)
Steel Dynamics, Inc. (c)	41,200	2,572,528
Worthington Industries, Inc.	64,487	1,273,618

		3,846,146

Transportation (1.5%)
Con-Way, Inc.	48,340	2,693,505
Expeditors Int’l of Washington, Inc.	106,030	9,077,228
J.B. Hunt Transport Services, Inc.	124,100	2,957,303
Oshkosh Truck Corp.	71,400	4,369,680

		19,097,716

Utilities (6.4%)
AGL Resources, Inc.	77,140	2,729,213
Alliant Energy Corp.	114,900	3,672,204
Aqua America, Inc. (c)	121,027	2,892,537
Aquila, Inc. (b)	343,337	1,486,649
Black Hills Corp.	35,300	1,284,920
DPL, Inc. (c)	129,057	3,506,479
Duquesne Light Holdings, Inc. (c)	84,320	1,430,910
Energy East Corp.	139,275	3,364,884
Equitable Resources, Inc.	121,246	4,305,445
Great Plains Energy, Inc. (c)	78,100	2,206,325
Hawaiian Electric Industries, Inc. (c)	74,600	2,004,502
Idacorp, Inc. (c)	45,700	1,556,085
National Fuel Gas Co.	78,800	2,620,100
Northeast Utilities	151,603	3,054,800
NSTAR	99,920	2,762,788
Oklahoma Gas & Electric Co. (c)	84,200	2,539,472
Oneok, Inc.	114,726	3,787,105
Pepco Holdings, Inc.	191,994	4,431,222
PNM, Inc. (c)	72,750	1,841,303

	Shares or Principal Amount	Value

Utilities (continued)
Puget Energy, Inc.	116,800	$2,425,936
Questar Corp.	85,312	6,829,227
Scana Corp.	108,879	4,261,524
Sierra Pacific Resources (b)	189,880	2,681,106
Vectren Corp.	69,760	1,863,987
Westar Energy, Inc.	78,850	1,651,119
Western Gas Resources, Inc.	55,000	2,860,000
WGL Holdings, Inc. (c)	51,000	1,500,420
Wisconsin Energy Corp.	111,300	4,346,265
WPS Resources Corp. (c)	41,900	2,094,581

		81,991,108

Veterinary Services (0.2%)
VCA Antech, Inc. (b)	76,927	2,391,660

Waste Disposal (0.7%)
Republic Services, Inc.	121,682	5,355,224
Stericycle, Inc. (b)	44,890	2,955,558

		8,310,782

Total Common Stocks		1,132,170,769

Cash Equivalents (10.2%)
Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $128,206,894)	$128,157,447	128,157,447

Total Cash Equivalents		128,157,447

2006 Semiannual Report	77

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Mid Cap Market Index Fund (Continued)

Short-Term Securities Held as Collateral for Securities Lending (16.0%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$203,119,354	$203,119,354

Total Short-Term Securities Held as Collateral for Securities Lending		203,119,354

Total Investments (Cost $1,254,511,855) (a) — 115.6%		1,463,447,570

Liabilities in excess of other assets — (15.6)%		(197,394,879)

NET ASSETS — 100.0%		$1,266,052,691

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of April 30, 2006.

As of April 30, 2006, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contracts	Unrealized Appreciation (Depreciation)
329	S&P 400	06/16/06	$132,685,700	$4,683,793

*	Cash pledged as collateral.

See notes to financial statements.

78	Semiannual Report 2006

Gartmore S&P 500 Index Fund

For the semiannual period ended April 30, 2006, the Gartmore S&P 500 Index Fund (Class A at NAV) returned 9.48% versus 9.64% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds was 9.38%.

The U.S. large-cap equity market posted positive returns during the reporting period. After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, logging an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the early months of 2006.

The S&P 500 Index recorded its best first-quarter gain in seven years. The quarterly advance of 4.21% was the highest since the fourth quarter of 2004, during which the return was 9.23%, and the best first quarter since 1999, during which the return was 4.98%. The top sector performers for the reporting period, benefiting from strong commodity prices, were materials and energy.

The impetus behind the U.S. market climb during the first four months of 2006 was a robust U.S. economy, which rebounded sharply after a pause during the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

A superior corporate sector, distinguished by healthy balance sheets that facilitated improved capital spending, was a key driver of economic growth. Other central factors that underpinned a vigorous U.S. economy during the early months of 2006 included higher productivity, a firming labor market with rising payrolls, and a stable inflation environment. Consensus estimates for first-quarter 2006 annualized gross domestic product (GDP) growth hovered at around 4.7%, which, if proved correct, would represent the fastest rate in more than two years. The annualized GDP for the fourth quarter of 2005 was just 1.7%.

Amid renewed volatility in equity markets, positive economic data prevailed during the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter of 2006. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7%, as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the early months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending.

Two unsurprising 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% to 4.75%, the highest level since April 2001.

Portfolio Managers:

Fund Asset Management, L.P.—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

2006 Semiannual Report	79

Fund Performance	Gartmore S&P 500 Index Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	9.48%	14.92%	2.17%	2.91%
	w/SC4	3.21%	8.28%	0.96%	2.13%
Class B2	w/o SC3	8.93%	14.03%	1.45%	2.33%
	w/SC5	3.93%	9.03%	1.07%	2.33%
Class C6	w/o SC3	9.01%	14.00%	1.45%	2.33%
	w/SC7	8.01%	13.00%	1.45%	2.33%
Institutional Class[8,9]		9.58%	15.24%	2.48%	3.18%
Institutional Service Class[2,9]		9.36%	14.87%	2.21%	2.89%
Local Fund Shares[9]		9.52%	15.13%	2.39%	3.05%
Service Class[2,9]		9.31%	14.65%	2.05%	2.72%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on July 24, 1998.

[2]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[9]	Not subject to any sales charges.

80	Semiannual Report 2006

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Gartmore S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	81

Shareholder Expense Example	Gartmore S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore S&P 500 Index Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,094.80	$2.60	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.52	$2.51	0.50%
Class B	Actual		$1,000.00	$1,089.30	$6.37	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%
Class C	Actual		$1,000.00	$1,090.10	$6.37	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%
Institutional Service Class	Actual		$1,000.00	$1,093.60	$2.49	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.62	$2.41	0.48%
Institutional Class	Actual		$1,000.00	$1,095.80	$1.20	0.23%
	Hypothetical	[1]	$1,000.00	$1,023.86	$1.15	0.23%
Local Fund Shares	Actual		$1,000.00	$1,095.20	$1.56	0.30%
	Hypothetical	[1]	$1,000.00	$1,023.51	$1.51	0.30%
Service Class	Actual		$1,000.00	$1,093.10	$3.27	0.63%
	Hypothetical	[1]	$1,000.00	$1,021.88	$3.16	0.63%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

82	Semiannual Report 2006

Portfolio Summary	Gartmore S&P 500 Index Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.0%
Cash Equivalents	2.8%
Other Investments*	5.5%
Liabilities in excess of other assets**	-6.3%

100.0%

Top Industries
Oil & Gas	7.8%
Banks	7.0%
Healthcare	5.9%
Computer Software & Services	5.3%
Drugs	5.0%
Retail	4.9%
Insurance	4.8%
Electrical Equipment	3.8%
Telecommunications	3.2%
Financial	3.2%
Other Assets	49.1%

100.0%

Top Holdings***
Exxon Mobil Corp.	3.2%
General Electric Co.	3.0%
Citigroup, Inc.	2.1%
Bank of America Corp.	1.9%
Microsoft Corp.	1.8%
Procter & Gamble Co.	1.6%
Pfizer, Inc.	1.5%
Johnson & Johnson Co.	1.4%
American International Group, Inc.	1.4%
J.P. Morgan Chase & Co.	1.3%
Other Assets	80.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	83

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore S&P 500 Index Fund

Common Stocks (98.0%)

	Shares or Principal Amount	Value

Advertising Services (0.0%)
Interpublic Group of Cos., Inc. (The) (b) (c)	100,378	$961,621

Aerospace & Defense (2.0%)
Boeing Co. (The)	216,771	18,089,541
General Dynamics Corp.	104,962	6,887,606
Goodrich Corp.	30,951	1,377,320
Lockheed Martin Corp.	98,122	7,447,460
Northrop Grumman Corp.	94,276	6,307,064
Raytheon Co.	114,687	5,077,193
Rockwell Collins, Inc.	45,741	2,616,385
United Technologies Corp.	269,256	16,911,969

		64,714,538

Agriculture (0.2%)
Monsanto Co.	69,690	5,812,146

Airlines (0.4%)
FedEx Corp.	79,402	9,141,552
Southwest Airlines Co.	187,276	3,037,617

		12,179,169

Alcoholic Beverages (0.4%)
Anheuser-Busch Cos., Inc.	202,834	9,042,339
Brown-Forman Corp., Class B	26,171	1,949,740
Constellation Brands, Inc. (b)	50,200	1,239,940
Molson Coors Brewing Co. (c)	18,070	1,334,650

		13,566,669

Analytical Instruments (0.1%)
Applera Corp.-Applied Biosystems Group	51,771	1,493,075
Waters Corp. (b)	30,371	1,376,414

		2,869,489

Apparel (0.1%)
Nike, Inc., Class B	52,836	4,324,098

Apparel & Accessories (0.2%)
Coach, Inc. (b)	98,700	3,259,074
Liz Claiborne, Inc. (c)	28,111	1,097,735
V.F. Corp.	25,806	1,579,069

		5,935,878

	Shares or Principal Amount	Value

Appliances & Household Durables (0.1%)
Newell Rubbermaid, Inc. (c)	63,142	$1,731,354

Auto Parts & Equipment (0.2%)
AutoNation, Inc. (b) (c)	54,680	1,231,394
Genuine Parts Co.	44,816	1,956,218
Ingersoll Rand Co.	85,452	3,738,525
Snap-On, Inc. (c)	14,470	600,505

		7,526,642

Automobiles (0.3%)
Ford Motor Co. (c)	492,596	3,423,542
General Motors Corp. (c)	150,556	3,444,722
PACCAR, Inc. (c)	43,796	3,150,246

		10,018,510

Banks (7.0%)
AmSouth Bancorp (c)	92,352	2,672,667
Bank of America Corp.	1,233,561	61,579,364
Bank of New York Co., Inc.	203,744	7,161,602
BB&T Corp.	140,473	6,031,911
Compass Bancshares, Inc.	32,533	1,788,014
Fifth Third Bancorp (c)	140,404	5,675,130
Huntington Bancshares, Inc.	67,320	1,625,778
J.P. Morgan Chase & Co.	928,101	42,117,222
KeyCorp	104,072	3,977,632
M&T Bank Corp.	23,861	2,849,003
Mellon Financial Corp.	108,122	4,068,631
National City Corp.	151,153	5,577,546
North Fork Bancorp, Inc.	117,066	3,527,199
Northern Trust Corp.	51,636	3,040,844
PNC Bank Corp.	75,101	5,367,468
Regions Financial Corp. (c)	117,807	4,301,134
State Street Corp.	86,177	5,629,082
SunTrust Banks, Inc.	94,926	7,340,628
Synovus Financial Corp.	78,117	2,187,276
U.S. Bancorp	482,303	15,163,606
Wachovia Corp.	430,155	25,744,776
Zions Bancorp	23,520	1,952,866

		219,379,379

Broadcast Media & Cable Television (0.7%)
Clear Channel Communications, Inc. (c)	141,900	4,048,407

84	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Broadcast Media & Cable Television (continued)
Comcast Corp. Special, Class A (b) (c)	57,900	$1,785,057
Comcast Corp., Class A (b)	511,275	15,823,961

		21,657,425

Business Services (0.3%)
Cintas Corp.	38,301	1,607,876
Compuware Corp. (b)	96,607	741,942
Convergys Corp. (b)	36,882	718,093
Monster Worldwide, Inc. (b)	26,331	1,511,399
NCR Corp. (b)	48,390	1,906,566
Pitney Bowes, Inc.	58,896	2,464,797

		8,950,673

Chemicals (0.2%)
Millipore Corp. (b)	13,325	983,119
Praxair, Inc.	81,932	4,598,843
Sigma Aldrich Corp.	17,925	1,229,834

		6,811,796

Communications Equipment (1.8%)
CIENA Corp. (b)	120,808	494,105
Citizens Communications Co.	93,736	1,244,814
Corning, Inc. (b)	401,322	11,088,527
Harman International Industries, Inc. (c)	17,200	1,513,428
JDS Uniphase Corp. (b) (c)	511,954	1,786,719
Motorola, Inc.	652,828	13,937,878
Tellabs, Inc. (b)	131,052	2,077,174
Verizon Communications, Inc.	768,680	25,389,501

		57,532,146

Computer Data Security (0.1%)
SanDisk Corp. (b)	47,100	3,006,393
VeriSign, Inc. (b) (c)	66,600	1,566,432

		4,572,825

Computer Equipment (1.7%)
American Power Conversion Corp. (c)	46,231	1,028,177
Dell Computer Corp. (b)	615,858	16,135,480
EMC Corp. (b)	627,987	8,484,104
Gateway, Inc. (b) (c)	71,762	157,876
Hewlett Packard Co.	755,790	24,540,502

	Shares or Principal Amount	Value

Computer Equipment (continued)
Network Appliance, Inc. (b)	91,584	$3,395,019

		53,741,158

Computer Integrated Systems Design (0.0%)
Avaya, Inc. (b)	103,419	1,241,028

Computer Software & Services (5.3%)
Adobe Systems, Inc. (b)	155,142	6,081,566
Affiliated Computer Services, Inc., Class A (b) (c)	33,141	1,847,942
Automatic Data Processing, Inc.	148,978	6,566,950
BMC Software, Inc. (b)	57,756	1,244,064
CA, Inc. (c)	126,138	3,198,860
Cisco Systems, Inc. (b)	1,618,409	33,905,670
Citrix Systems, Inc. (b)	44,971	1,795,242
Electronic Data Systems Corp.	133,662	3,619,567
First Data Corp.	204,252	9,740,778
Fiserv, Inc. (b)	48,466	2,184,847
Intuit, Inc. (b)	47,431	2,569,337
Microsoft Corp.	2,367,789	57,182,105
Novell, Inc. (b) (c)	92,772	762,586
NVIDIA Corp. (b) (c)	96,422	2,817,451
Oracle Corp. (b)	990,538	14,451,949
Parametric Technology Corp. (b)	24,080	359,755
Sun Microsystems, Inc. (b)	900,082	4,500,410
Symantec Corp. (b)	282,674	4,630,200
Symbol Technologies, Inc. (c)	62,736	668,138
Unisys Corp. (b)	88,462	552,003
Yahoo!, Inc. (b)	331,948	10,881,255

		169,560,675

Computers & Hardware (1.6%)
Apple Computer, Inc. (b)	224,074	15,772,569
International Business Machines Corp.	419,310	34,525,985
Lexmark International, Inc. (b) (c)	32,301	1,573,059

		51,871,613

Conglomerates (0.8%)
Illinois Tool Works, Inc.	57,247	5,879,267
ITT Industries, Inc.	44,360	2,494,363
Johnson Controls, Inc.	49,686	4,051,893
Tyco International Ltd.	530,500	13,978,675

		26,404,198

2006 Semiannual Report	85

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction & Building Materials (0.4%)
Centex Corp.	35,481	$1,972,744
Fluor Corp.	22,485	2,089,081
KB Home (c)	22,330	1,374,858
Pulte Corp.	59,182	2,210,448
Sherwin Williams Co. (c)	32,886	1,675,213
Vulcan Materials Co.	26,376	2,240,905

		11,563,249

Construction & Housing (0.2%)
Lennar Corp. (c)	41,167	2,261,303
Masco Corp. (c)	112,527	3,589,612

		5,850,915

Construction Machinery (0.4%)
Caterpillar, Inc.	179,264	13,577,455

Consumer Durable (0.3%)
Black & Decker Corp.	20,265	1,897,007
Danaher Corp. (c)	66,047	4,234,272
Fortune Brands, Inc.	37,986	3,050,276
Whirlpool Corp. (c)	22,117	1,985,001

		11,166,556

Consumer Finance (2.1%)
Citigroup, Inc.	1,329,288	66,397,936

Consumer Non-Cyclical (2.5%)
Alberto Culver Co., Class B	17,720	796,868
Avon Products, Inc. (c)	124,017	4,044,194
Clorox Co. (The) (c)	39,286	2,521,375
Colgate-Palmolive Co.	135,608	8,017,145
Ecolab, Inc.	56,811	2,147,456
Estee Lauder Co., Inc. (The) – Class A (c)	32,300	1,198,976
International Flavor and Fragrances, Inc.	20,840	736,277
Kimberly-Clark Corp.	124,087	7,262,812
Pall Corp. (c)	30,691	926,254
Procter & Gamble Co.	877,303	51,067,809

		78,719,166

Containers (0.1%)
Ball Corp.	28,530	1,140,629
Bemis Co., Inc.	27,996	880,754

	Shares or Principal Amount	Value

Containers (continued)
Sealed Air Corp.	21,497	$1,157,614

		3,178,997

Credit Reporting Services (0.1%)
Moody’s Corp. (c)	69,902	4,334,623

Data Processing & Reproduction (0.1%)
Computer Sciences Corp. (b)	45,181	2,645,348

Dental Supplies & Equipment (0.0%)
Patterson Companies, Inc. (b) (c)	36,500	1,189,170

Distribution (0.1%)
SYSCO Corp.	159,533	4,768,441

Diversified Chemicals (1.3%)
Air Products & Chemicals, Inc.	57,666	3,951,274
Ashland, Inc.	17,425	1,146,914
E.I. du Pont de Nemours and Co.	245,450	10,824,345
Eastman Chemical Co. (c)	20,460	1,112,001
Engelhard Corp.	29,791	1,144,272
Hercules, Inc. (b)	22,221	315,760
Occidental Petroleums Corp.	112,827	11,591,847
Rohm & Haas Co.	44,577	2,255,596
The Dow Chemical Co.	250,790	10,184,582

		42,526,591

Drugs (5.0%)
Amerisource Bergen Corp.	54,452	2,349,604
Amgen Corp. (b)	308,548	20,888,700
Biogen, Inc. (b)	89,472	4,012,819
Eli Lilly & Co.	296,191	15,674,428
Express Scripts, Inc. (b)	37,320	2,916,185
Forest Laboratories, Inc. (b)	89,832	3,627,416
Genzyme Corp. (b)	67,351	4,119,187
Gilead Sciences, Inc. (b)	119,100	6,848,250
Laboratory Corp. of America Holdings (b) (c)	34,200	1,952,820
Medimmune, Inc. (b)	64,861	2,041,176
Merck & Co., Inc.	571,276	19,663,320
Mylan Laboratories, Inc.	58,551	1,278,754
Pfizer, Inc.	1,942,734	49,209,451
Schering Plough Corp.	385,727	7,452,246
Wyeth	352,972	17,179,147

		159,213,503

86	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Educational Services (0.1%)
Apollo Group, Inc. (b)	40,326	$2,203,413

Electric Services (0.3%)
Duke Energy Corp.	314,981	9,172,247

Electrical Equipment (3.8%)
Agilent Technologies, Inc. (b)	118,176	4,540,322
Cooper Industries Ltd., Class A	21,730	1,987,209
Eaton Corp.	38,616	2,959,916
Emerson Electric Co.	107,182	9,105,111
Fisher Scientific International, Inc. (b) (c)	30,600	2,158,830
General Electric Co.	2,764,832	95,635,539
Rockwell International Corp.	46,176	3,345,913
W.W. Grainger, Inc. (c)	20,925	1,609,551

		121,342,391

Electronics (2.5%)
Altera Corp. (b)	93,982	2,052,567
Applied Micro Circuits Corp. (b)	77,862	285,754
Broadcom Corp., Class A (b)	111,496	4,583,601
Intel Corp.	1,563,338	31,235,492
Jabil Circuit, Inc. (b)	39,041	1,522,209
KLA-Tencor Corp. (c)	52,921	2,548,675
L-3 Communications Holdings, Inc.	29,238	2,388,745
Linear Technology Corp. (c)	82,467	2,927,579
LSI Logic Corp. (b)	93,782	998,778
Maxim Integrated Products, Inc.	87,214	3,075,166
Molex, Inc. (c)	43,921	1,630,348
National Semiconductor Corp.	89,977	2,697,510
PMC-Sierra, Inc. (b) (c)	45,611	566,945
QLogic Corp. (b)	49,590	1,031,968
RadioShack Corp. (c)	38,071	647,207
Sanmina Corp. (b)	136,439	708,118
Solectron Corp. (b)	210,176	840,704
Tektronix, Inc.	22,395	790,991
Teradyne, Inc. (b)	50,301	848,075
Texas Instruments, Inc.	429,359	14,903,050
Xilinx, Inc. (c)	89,422	2,474,307

		78,757,789

Entertainment (0.7%)
Electronic Arts, Inc. (b) (c)	80,207	4,555,758

	Shares or Principal Amount	Value

Entertainment (continued)
International Game Technology	88,132	$3,342,847
Walt Disney Co. (The)	510,440	14,271,902

		22,170,507

Farm Machinery (0.2%)
Deere & Co.	65,046	5,709,738

Financial (3.2%)
American Express Co.	324,957	17,485,936
Capital One Financial Corp.	77,086	6,678,731
Charles Schwab Corp.	281,687	5,042,197
CIT Group, Inc.	52,300	2,824,723
Comerica, Inc.	44,226	2,515,133
Countrywide Credit Industries, Inc. (c)	157,892	6,419,889
Fannie Mae	254,375	12,871,375
Federated Investors, Inc.	23,811	835,766
Golden West Financial Corp. (c)	70,922	5,097,164
Goldman Sachs Group, Inc.	116,172	18,621,210
Lehman Brothers Holdings, Inc.	71,501	10,807,376
Washington Mutual, Inc. (c)	263,111	11,855,782

		101,055,282

Financial Services (1.8%)
AMBAC Financial Group, Inc.	24,601	2,026,138
Ameriprise Financial Inc	64,451	3,160,677
Bear Stearns Cos., Inc.	28,367	4,042,581
E*TRADE Financial Corp. (b)	88,522	2,202,427
First Horizon National Corp. (c)	33,191	1,407,962
H&R Block, Inc.	84,972	1,939,911
Janus Capital Group, Inc. (c)	58,931	1,146,797
Legg Mason, Inc.	31,100	3,684,728
Marshall & Ilsley Corp. (c)	54,666	2,499,330
SLM Corp.	110,822	5,860,267
Sovereign Bancorp, Inc.	89,300	1,979,781
Wells Fargo Co.	444,664	30,543,971

		60,494,570

Food & Drug Retail (0.7%)
Albertson’s, Inc.	103,961	2,633,332
Kroger Co. (b) (c)	187,409	3,796,906
Safeway, Inc.	109,182	2,743,744
Supervalu, Inc. (c)	34,231	993,041
Walgreen Co.	264,025	11,070,569

		21,237,592

2006 Semiannual Report	87

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Food & Related (2.4%)
Altria Group, Inc.	552,943	$40,453,311
Archer Daniels Midland Co.	164,543	5,979,493
Campbell Soup Co.	57,732	1,855,506
ConAgra, Inc.	130,828	2,967,179
Dean Foods Co. (b) (c)	36,300	1,437,843
General Mills, Inc.	89,662	4,423,923
H.J. Heinz Co.	88,357	3,667,699
Hershey Foods Corp.	49,922	2,662,839
Kellogg Co.	72,642	3,364,051
McCormick & Co. (c)	34,846	1,213,686
Sara Lee Corp.	202,899	3,625,805
Tyson Foods, Inc., Class A (c)	65,000	949,000
W.M. Wrigley Jr. Co. (c)	50,856	2,393,792
Wm. Wrigley Jr., Co., Class B	12,589	593,571

		75,587,698

Furniture & Home Furnishings (0.0%)
Leggett & Platt, Inc.	49,101	1,302,650

Healthcare (5.9%)
Abbott Laboratories	404,563	17,291,022
Allergan, Inc.	38,816	3,987,180
Bard (C.R.), Inc.	27,886	2,076,392
Bausch & Lomb, Inc. (c)	12,745	623,868
Baxter International, Inc.	161,073	6,072,452
Becton Dickinson & Co. (c)	63,886	4,027,373
Biomet, Inc.	64,051	2,381,416
Boston Scientific Corp. (b)	302,418	7,028,197
Bristol-Myers Squibb Co. (c)	516,440	13,107,247
Cardinal Health, Inc.	111,397	7,502,588
Coventry Health Care, Inc. (b)	45,100	2,240,117
HCA, Inc.	101,413	4,451,017
Health Management Associates, Inc.,	62,541	1,295,224
Class A (c)
Humana, Inc. (b)	42,161	1,904,834
Johnson & Johnson Co.	787,125	46,133,395
King Pharmaceuticals, Inc. (b)	63,723	1,108,143
Manor Care, Inc. (c)	22,120	969,962
McKesson HBOC, Inc.	77,847	3,782,586
Medco Health Solutions, Inc. (b)	77,826	4,142,678
Medtronic, Inc.	316,606	15,868,293
Quest Diagnostics, Inc.	46,172	2,573,166

	Shares or Principal Amount	Value

Healthcare (continued)
St. Jude Medical, Inc. (b)	95,322	$3,763,313
Stryker Corp.	79,877	3,494,619
Tenet Healthcare Corp. (b) (c)	122,587	1,019,924
UnitedHealth Group, Inc.	360,718	17,942,112
Watson Pharmaceutical, Inc. (b) (c)	24,406	694,107
Wellpoint, Inc. (b)	172,102	12,219,242

		187,700,467

Hotels, Motels, & Casinos (0.5%)
Cendant Corp.	272,245	4,745,230
Harrah’s Entertainment, Inc.	49,221	4,018,402
Hilton Hotels Corp.	95,287	2,567,032
Marriott International, Inc., Class A	48,681	3,557,121
Starwood Hotels & Resorts Worldwide, Inc. (c)	56,124	3,220,395

		18,108,180

Industrial Diversified (0.1%)
Parker Hannifin Corp.	29,356	2,379,304
Thermo Electron Corp. (b) (c)	42,776	1,648,587

		4,027,891

Insurance (4.8%)
ACE Ltd.	75,111	4,171,665
Aetna, Inc.	151,984	5,851,384
AFLAC, Inc.	126,813	6,028,690
Allstate Corp. (The)	174,014	9,830,051
American International Group, Inc.	683,766	44,615,731
AON Corp.	77,827	3,261,730
Chubb Corp. (The)	101,662	5,239,659
CIGNA Corp.	34,061	3,644,527
Cincinnati Financial Corp.	43,189	1,841,579
Genworth Financial, Inc.	92,600	3,074,320
Hartford Financial Services Group, Inc.	78,071	7,177,067
Lincoln National Corp.	77,458	4,498,761
Loews Corp.	38,171	4,051,852
MBIA, Inc. (c)	39,276	2,342,028
MetLife, Inc.	193,979	10,106,306
MGIC Investment Corp. (c)	24,060	1,701,042

88	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Principal Financial Group, Inc.	74,707	$3,833,216
Progressive Corp. (The)	50,700	5,502,471
Prudential Financial, Inc.	133,743	10,449,341
SAFECO Corp.	32,651	1,694,587
St. Paul Cos., Inc.	178,915	7,877,627
Torchmark Corp.	27,631	1,660,899
UnumProvident Corp. (c)	82,549	1,676,570
XL Capital Ltd., Class A	49,446	3,257,997

		153,389,100

Insurance Brokers (0.1%)
Marsh & McLennan Cos., Inc.	139,093	4,265,982

Internet Services (0.7%)
Google, Inc. (b)	51,700	21,607,498

Investment Management (1.4%)
Franklin Resources, Inc.	41,871	3,899,028
Merrill Lynch & Co.	244,295	18,629,936
Morgan Stanley Dean Witter & Co.	286,342	18,411,791
T. Rowe Price Group, Inc.	29,991	2,524,942

		43,465,697

Leisure Products (0.3%)
Brunswick Corp.	25,440	997,757
Carnival Corp.	116,363	5,448,116
Hasbro, Inc.	46,321	912,987
Mattel, Inc.	105,423	1,705,744

		9,064,604

Manufacturing (1.2%)
3M Co.	200,789	17,153,404
American Standard Cos., Inc. (c)	51,216	2,229,432
Cummins, Inc. (c)	13,500	1,410,750
Dover Corp.	52,556	2,614,661
Honeywell International, Inc.	223,869	9,514,433
PPG Industries, Inc.	43,406	2,913,411
Stanley Works (The) (c)	19,080	996,930
Textron, Inc.	33,046	2,972,488

		39,805,509

Medical & Hospital Equipment (0.1%)
Barr Laboratories, Inc. (b)	27,300	1,653,015

	Shares or Principal Amount	Value

Medical Equipment & Supplies (0.0%)
PerkinElmer, Inc.	25,996	$557,354

Medical Products (0.1%)
Zimmer Holdings, Inc. (b)	64,046	4,028,493

Metals & Mining (0.7%)
Alcoa, Inc.	228,126	7,706,097
Freeport-McMoRan Copper & Gold, Inc. (c)	51,006	3,293,967
Newmont Mining Corp.	120,832	7,051,756
Phelps Dodge Corp. (c)	53,386	4,601,339

		22,653,159

Mortgage & Asset-Backed Obligations (0.3%)
Freddie Mac	177,938	10,864,894

Motor Vehicles (0.1%)
Harley-Davidson, Inc.	74,627	3,794,036
Navistar International Corp. (b) (c)	17,020	448,988

		4,243,024

Multimedia (1.0%)
News Corp., Class A	648,900	11,135,124
Time Warner, Inc.	1,188,393	20,678,038

		31,813,162

Natural Gas (0.1%)
NICOR, Inc. (c)	9,505	376,493
People’s Energy Corp. (c)	8,275	300,631
Sempra Energy	59,981	2,760,325

		3,437,449

Non-Alcoholic Beverages (1.6%)
Coca-Cola Co.	541,417	22,717,857
Coca-Cola Enterprises, Inc.	90,757	1,772,484
Pepsi Bottling Group, Inc. (The) (c)	45,821	1,470,854
PepsiCo, Inc.	437,874	25,501,782

		51,462,977

Office Equipment & Supplies (0.2%)
Avery Dennison Corp. (c)	26,516	1,657,250
Xerox Corp. (b)	242,354	3,402,650

		5,059,900

2006 Semiannual Report	89

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil & Gas (7.8%)
Amerada Hess Corp. (c)	22,420	$3,212,113
Apache Corp.	84,424	5,998,325
BJ Services Co.	89,192	3,393,756
Chesapeake Energy Corp.	88,000	2,787,840
ChevronTexaco Corp.	594,143	36,254,606
ConocoPhillips	439,856	29,426,366
Devon Energy Corp.	119,208	7,165,593
El Paso Corp. (c)	158,313	2,043,821
EOG Resources, Inc.	62,582	4,395,134
Exxon Mobil Corp.	1,624,061	102,445,769
KeySpan Corp.	41,191	1,663,293
Kinder Morgan, Inc.	30,476	2,682,498
Marathon Oil Corp.	97,912	7,770,296
Murphy Oil Corp. (c)	44,900	2,253,082
Nabors Industries Ltd. (b)	74,654	2,786,834
Noble Corp.	34,831	2,749,559
Rowan Cos., Inc.	34,086	1,511,032
Sunoco, Inc.	37,620	3,048,725
Transocean Sedco Forex, Inc. (b)	88,607	7,183,369
Valero Energy Corp.	161,684	10,467,422
Williams Cos., Inc. (The)	144,438	3,167,525
XTO Energy, Inc.	90,799	3,845,338

		246,252,296

Oil Equipment & Services (1.8%)
Anadarko Petroleum Corp.	62,338	6,534,269
Baker Hughes, Inc.	87,447	7,068,341
Dynegy, Inc., Class A (b) (c)	90,672	450,640
Halliburton Co.	133,162	10,406,610
Kerr-Mcgee Corp.	32,394	3,234,865
National-Oilwell Varco, Inc. (b)	43,994	3,034,266
Schlumberger Ltd.	303,836	21,007,221
Weatherford International Ltd. (b) (c)	91,100	4,821,923

		56,558,135

Paper & Forest Products (0.4%)
International Paper Co.	125,558	4,564,034
Louisiana-Pacific Corp. (c)	29,696	819,016
MeadWestvaco Corp.	48,747	1,389,777
Pactiv Corp. (b)	39,236	955,004
Temple Inland, Inc.	32,210	1,495,832
Weyerhaeuser Co.	63,201	4,453,774

		13,677,437

	Shares or Principal Amount	Value

Petroleum refining (0.0%)
Hugoton Royalty Trust	5,458	$150,913

Pharmacy Services (0.2%)
Caremark Rx, Inc. (b)	117,420	5,348,481
Hospira, Inc. (b)	41,146	1,586,178

		6,934,659

Photographic (0.1%)
Eastman Kodak Co. (c)	80,846	2,179,608

Pollution Control (0.2%)
Allied Waste Industries, Inc. (b) (c)	65,707	930,411
Waste Management, Inc.	144,913	5,428,441

		6,358,852

Printing & Publishing (0.5%)
Dow Jones & Company, Inc. (c)	18,180	672,115
E.W. Scripps Co., Class A	21,800	1,004,544
Gannett Co., Inc.	63,976	3,518,680
Knight-Ridder, Inc.	18,475	1,145,450
McGraw-Hill Cos., Inc. (The)	98,102	5,460,357
Meredith Corp. (c)	11,535	572,136
New York Times Co., Class A (c)	38,006	942,169
R.R. Donnelley & Sons Co.	47,606	1,603,846
Tribune Co. (c)	74,609	2,150,977

		17,070,274

Railroads (0.7%)
Burlington Northern Santa Fe Corp.	98,252	7,813,982
CSX Corp. (c)	53,206	3,644,079
Norfolk Southern Corp.	106,737	5,763,798
Union Pacific Corp.	69,316	6,322,312

		23,544,171

Real Estate Investment Trusts (0.9%)
Apartment Investment & Management Co. (c)	28,840	1,288,860
Archstone-Smith Trust (c)	49,900	2,439,112
Boston Properties, Inc. (c)	23,600	2,083,172
Equity Office Properties Trust (c)	113,782	3,675,159
Equity Residential Property Trust (c)	70,211	3,150,368

90	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	3	$63
Kimco Realty Corp.	52,100	1,934,473
Plum Creek Timber Co., Inc.	47,461	1,722,834
ProLogis Trust	72,351	3,633,467
Public Storage, Inc. (c)	25,800	1,983,504
Simon Property Group, Inc. (c)	51,001	4,175,961
Vornado Realty Trust (c)	33,600	3,213,504

		29,300,477

Restaurants (0.6%)
Darden Restaurants, Inc. (c)	37,276	1,476,130
McDonald’s Corp.	330,341	11,419,888
Wendy’s International, Inc.	29,336	1,812,378
YUM! Brands, Inc.	74,781	3,864,682

		18,573,078

Retail (4.9%)
Amazon.com, Inc. (b) (c)	75,600	2,661,876
AutoZone, Inc. (b)	16,910	1,582,945
Bed Bath & Beyond, Inc. (b)	73,202	2,807,297
Best Buy Co., Inc. (c)	107,715	6,103,132
Big Lots, Inc. (b) (c)	30,051	434,237
Circuit City Stores, Inc.	45,036	1,294,785
Costco Wholesale Corp.	123,657	6,730,651
CVS Corp.	211,734	6,292,734
Dillards, Inc., Class A	19,590	510,907
Dollar General Corp.	75,997	1,326,908
Family Dollar Stores, Inc. (c)	41,506	1,037,650
Federated Department Stores, Inc.	69,176	5,385,352
Gap, Inc. (The)	158,340	2,864,371
Home Depot, Inc.	564,167	22,527,188
J.C. Penney Co., Inc. (c)	63,181	4,135,828
Jones Apparel Group, Inc.	31,191	1,071,411
Kohl’s Corp. (b)	88,497	4,941,672
Limited, Inc. (The)	95,028	2,436,518
Lowe’s Cos., Inc.	204,099	12,868,442
Nordstrom, Inc.	61,092	2,341,656
Office Depot, Inc. (b)	76,562	3,106,886
OfficeMax, Inc.	23,910	925,317
Sears Holding Corp. (b)	27,161	3,902,764
Staples, Inc.	193,572	5,112,237
Starbucks Corp. (b)	205,024	7,641,244

	Shares or Principal Amount	Value

Retail (continued)
Target Corp.	233,690	$12,408,939
Tiffany & Co. (c)	31,886	1,112,503
TJX Cos., Inc. (c)	123,368	2,976,870
Wal-Mart Stores, Inc.	652,982	29,403,779
Whole Foods Market, Inc.	37,200	2,283,336

		158,229,435

Semiconductors (0.7%)
Advanced Micro Devices, Inc. (b)	122,942	3,977,174
Analog Devices, Inc.	95,257	3,612,145
Applied Materials, Inc.	426,819	7,661,401
Freescale Semiconductor, Inc., Class B (b)	97,709	3,094,444
Micron Technology, Inc. (b) (c)	162,268	2,753,688
Novellus Systems, Inc. (b)	35,321	872,429

		21,971,281

Services (1.1%)
Autodesk, Inc. (b)	59,362	2,495,578
eBay, Inc. (b)	303,176	10,432,286
Equifax, Inc. (c)	34,451	1,327,742
Exelon Corp.	177,098	9,563,292
IMS Health, Inc. (c)	53,774	1,461,577
Omnicom Group, Inc.	48,091	4,328,671
Paychex, Inc.	90,552	3,657,395
Robert Half International, Inc. (c)	40,706	1,720,643
Ryder System, Inc.	16,305	850,306
Sabre Holdings, Inc. (c)	34,173	789,055

		36,626,545

Shelter (0.1%)
D. R. Horton, Inc.	71,000	2,131,420

Steel (0.3%)
Allegheny Teledyne, Inc.	22,075	1,530,681
Nucor Corp.	43,330	4,715,170
United States Steel Corp. (c)	32,831	2,248,924

		8,494,775

Telecommunications (3.2%)
ADC Telecommunications, Inc. (b)	23,827	533,487
ALLTEL Corp.	99,467	6,402,691
Andrew Corp. (b)	42,746	452,253

2006 Semiannual Report	91

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
AT&T Inc.	1,033,149	$27,078,834
BellSouth Corp.	477,224	16,120,627
CenturyTel, Inc.	34,576	1,303,515
Comverse Technology, Inc. (b)	52,606	1,191,526
Lucent Technologies, Inc. (b) (c)	1,163,732	3,246,812
QUALCOMM, Inc.	434,578	22,311,235
Qwest Communications International, Inc. (b) (c)	424,730	2,849,938
Sprint Corp.	773,814	19,190,587
Univision Communications, Inc., Class A (b)	66,717	2,381,130

		103,062,635

Television (0.4%)
CBS Corp. Class A Shares (c)	100	2,546
CBS Corp., Class B	205,137	5,224,839
Viacom, Inc., Class A (b)	100	3,982
Viacom Inc., Class B (b)	205,337	8,178,573

		13,409,940

Tire & Rubber (0.0%)
Cooper Tire & Rubber Co. (c)	18,245	231,712
Goodyear Tire & Rubber Co. (b) (c)	46,821	655,494

		887,206

Tobacco (0.1%)
Reynolds American, Inc. (c)	25,695	2,817,457
UST, Inc. (c)	41,481	1,822,260

		4,639,717

Trucking (0.7%)
United Parcel Service, Inc., Class B	288,916	23,422,420

Utilities (2.3%)
AES Corp. (The) (b)	162,393	2,755,809
Allegheny Energy, Inc. (b)	36,196	1,289,663
Ameren Corp. (c)	47,356	2,385,322
American Electric Power Co., Inc.	108,597	3,633,656

	Shares or Principal Amount	Value

Utilities (continued)
Centerpoint Energy, Inc. (c)	81,742	$982,539
CMS Energy Corp. (b) (c)	60,556	806,606
Consolidated Edison, Inc. (c)	69,226	2,985,025
Constellation Energy Group, Inc.	46,586	2,558,503
Dominion Resources, Inc.	91,094	6,820,209
DTE Energy Co. (c)	40,691	1,659,379
Edison International	85,932	3,472,512
Entergy Corp.	57,476	4,019,871
FirstEnergy Corp.	82,400	4,178,504
FPL Group, Inc.	107,932	4,274,107
NiSource, Inc. (c)	67,458	1,424,038
PG&E Corp.	95,572	3,807,588
Pinnacle West Capital Corp. (c)	24,125	967,413
PPL Corp.	92,362	2,682,192
Progress Energy, Inc. (c)	66,551	2,848,383
Public Service Enterprise Group, Inc.	63,011	3,950,790
Southern Co. (c)	192,249	6,196,185
TECO Energy, Inc.	52,981	846,636
TXU Corp.	127,844	6,344,898
Xcel Energy, Inc. (c)	103,387	1,947,821

		72,837,649

Total Common Stocks		3,139,050,125

Cash Equivalents (2.8%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $89,375,550)	$89,341,079	89,341,079

Total Cash Equivalents		89,341,079

92	Semiannual Report 2006

Short-Term Securities Held as Collateral for Securities Lending (5.5%)

	Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	$177,536,038	$177,536,038

Total Short-Term Securities Held as Collateral for Securities Lending		177,536,038

Total Investments (Cost $2,982,749,183) (a) — 106.3%		3,405,927,242

Liabilities in excess of other assets — (6.3)%		(201,089,050)

NET ASSETS — 100.0%		$3,204,838,192

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the securities was on loan as of April 30, 2006.

As of April 30, 2006 the Fund’s open long future contracts were as follow:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Securities	Unrealized Appreciation (Depreciation)
198	S&P 500	06/15/2006	$65,137,050	$317,750

See notes to financial statements.

2006 Semiannual Report	93

Gartmore Small Cap Index Fund

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Index Fund (Class A at NAV) returned 18.67% versus 18.91% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 17.90%.

The U.S. small-capitalization equity market produced positive returns during the reporting period. After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth consecutive year of expansion, logging an impressive first quarter. The impetus behind the U.S. market climb during the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause during the fourth quarter of 2005. Economic growth was resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

A couple of notable Russell index reversals contributed to Fund performance during the reporting period. First, value moved ahead of growth. The Russell 1000® Value Index returned 12.87% versus 7.06% for the Russell 1000® Growth Index. Second, small-cap stocks greatly outpaced large-cap stocks, with the Russell 2000® Index rising 18.91% versus 9.92% for the Russell 1000® Index.

A superior corporate sector, distinguished by healthy balance sheets that facilitated improved capital spending, was a key driver of economic growth. Other central factors that underpinned a vigorous U.S. economy during the first four months of 2006 included higher productivity, a firming labor market with rising payrolls, and a stable inflation environment. Consensus estimates for first-quarter 2006 annualized gross domestic product (GDP) growth hovered at about 4.7%, which, if proved correct, would represent the fastest growth rate in more than two years. The annualized GDP for the fourth quarter of 2005 was just 1.7%.

Amid renewed volatility in equity markets, positive economic data prevailed during the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter of 2006. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose.

Two unsurprising 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike occurred after the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

Portfolio Managers:

Fund Asset Management, L.P.—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

94	Semiannual Report 2006

Fund Performance	Gartmore Small Cap Index Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six Month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	18.67%	32.98%	10.18%	9.94%
	w/SC3	11.81%	25.35%	8.87%	9.23%
Class B4	w/o SC2	18.20%	32.05%	9.54%	9.59%
	w/SC5	13.20%	27.05%	9.26%	9.59%
Class C6	w/o SC2	18.33%	32.21%	9.58%	9.61%
	w/SC7	17.33%	31.21%	9.58%	9.61%
Institutional Class[8]		18.82%	33.42%	10.66%	10.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data

*	Not annualized

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	95

Shareholder Expense Example	Gartmore Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Small Cap Index Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,186.70	$3.69	0.68%
	Hypothetical	[1]	$1,000.00	$1,021.63	$3.41	0.68%
Class B	Actual		$1,000.00	$1,182.00	$7.03	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%
Class C	Actual		$1,000.00	$1,183.30	$7.04	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%
Institutional Class	Actual		$1,000.00	$1,188.20	$1.63	0.30%
	Hypothetical	[1]	$1,000.00	$1,023.51	$1.51	0.30%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

96	Semiannual Report 2006

Portfolio Summary	Gartmore Small Cap Index Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	80.8%
Cash Equivalents	18.2%
Other Investments*	20.7%
Liabilities in excess of other assets**	-19.7%

100.0%

Top Industries
Bank Holdings Companies	6.9%
Real Estate Investment Trusts	4.6%
Semiconductors	3.3%
Computer Software & Services	3.1%
Retail	3.1%
Oil & Gas	3.0%
Financial	2.5%
Business Services	2.5%
Pharmaceuticals	2.3%
Telecommunications	2.0%
Other Assets	66.7%

100.0%

Top Holdings***
Amylin Pharmaceuticals, Inc.	0.3%
Level 3 Communications, Inc.	0.3%
Intuitive Surgical, Inc.	0.3%
Vertex Pharmaceuticals, Inc.	0.2%
Rambus, Inc.	0.2%
Cimarex Energy Co.	0.2%
Frontier Oil Corp.	0.2%
Eagle Materials, Inc.	0.2%
Flowserve Corp.	0.2%
Commercial Metals Co.	0.2%
Other Assets	97.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	97

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund

Common Stocks (80.8%)

	Shares or Principal Amount	Value

Advertising Services (0.1%)
Cross Media Marketing Corp. (b) (c) (d)	100	$0
Greenfield Online, Inc. (b) (e)	9,200	55,108
Ventiv Health, Inc. (b)	10,400	312,416

		367,524

Aerospace & Defense (1.1%)
AAR Corp. (b)	11,168	297,962
ARGON ST., Inc. (b) (e)	4,140	137,572
BE Aerospace, Inc. (b)	23,767	618,655
Curtiss-Wright Corp.	13,658	452,626
DRS Technologies, Inc.	13,305	738,828
Esterline Technologies Corp. (b)	6,601	292,556
Gencorp, Inc. (b) (e)	18,074	353,166
HEICO Corp. (e)	7,883	258,562
Herley Industries, Inc. (b) (e)	6,960	147,413
Hexcel Corp. (b)	24,200	534,578
Innovative Solutions and Support, Inc. (b) (e)	6,402	101,280
iRobot Corp. (b) (e)	2,400	52,320
K&F Industries Holdings, Inc. (b)	6,000	106,440
Kaman Corp., Class A	7,708	187,304
Moog, Inc., Class A (b)	10,833	405,696
Sequa Corp., Class A (b)	1,441	122,485
Taser International, Inc. (b) (e)	21,216	227,011
Teledyne Technologies, Inc. (b)	10,063	366,394
United Industrial Corp. (e)	3,900	256,230

		5,657,078

Agricultural Products (0.2%)
Alico, Inc.	1,000	50,200
Andersons, Inc. (The)	2,600	271,700
CF Industries Holdings, Inc. (e)	15,400	266,420
Delta and Pine Land Co. (e)	13,528	400,158
Maui Land & Pineapple Co., Inc. (b)	637	23,728
UAP Holding Corp.	8,060	166,520

		1,178,726

Airlines (0.4%)
AirTran Holdings, Inc. (b) (e)	26,194	366,192
Alaska Air Group, Inc. (b)	9,978	378,765
Continental Airlines, Inc., Class B (b) (e)	26,979	702,533

	Shares or Principal Amount	Value

Airlines (continued)
ExpressJet Holdings, Inc. (b)	10,146	$56,818
Frontier Airlines Holdings, Inc. (b) (e)	14,057	95,306
Mesa Air Group, Inc. (b)	10,819	113,924
Pinnacle Airlines Corp. (b)	7,625	50,020
Republic Airways Holdings, Inc. (b)	3,100	52,700
SkyWest, Inc.	19,123	450,729
World Air Holdings Inc. (b)	4,500	41,040

		2,308,027

Analytical Instruments (0.6%)
ArthroCare Corp. (b) (e)	6,707	304,028
Datascope Corp.	3,493	134,970
Diagnostic Products Corp. (e)	6,714	389,412
Haemonetics Corp. (b)	7,815	425,918
Illumina, Inc. (b)	12,500	395,375
Inverness Medical Innovations, Inc. (b) (e)	5,776	150,176
Molecular Devices Corp. (b)	6,441	206,112
Thoratec Corp. (b)	16,267	292,969
Ventana Medical Systems, Inc. (b) (e)	10,636	517,972
West Pharmaceutical Services, Inc. (e)	8,502	302,841

		3,119,773

Apparel & Accessories (1.5%)
Aeropostale, Inc. (b)	17,146	526,554
Angelica Corp. (e)	3,472	70,447
Brown Shoe Co., Inc.	10,103	384,217
Buckle, Inc. (The)	1,244	53,181
Charming Shoppes, Inc. (b)	39,110	537,763
Cherokee, Inc.	3,500	143,570
Crocs, Inc. (b) (e)	4,700	140,530
Deb Shops, Inc.	100	2,919
Deckers Outdoor Corp. (b) (e)	3,048	130,119
dELiA*s, Inc. (b) (e)	6,207	65,980
DHB Industries, Inc. (b)	10,290	39,205
DSW, Inc., Class A (b) (e)	4,000	125,200
Finish Line, Inc., Class A	14,674	241,828
G & K Services, Inc., Class A	5,822	238,527
Guess?, Inc. (b) (e)	4,200	166,446
Hartmarx Corp. (b) (e)	4,305	37,023

98	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Apparel & Accessories (continued)
HOT Topic, Inc. (b) (e)	13,738	$203,735
Jos. A. Bank Clothiers, Inc. (b)	5,250	220,500
K-Swiss, Inc., Class A	9,281	266,179
Kellwood Co.	10,007	320,624
Kenneth Cole Productions, Inc., Class A	870	22,194
Maidenform Brands, Inc. (b)	6,800	74,800
Oxford Industries, Inc. (e)	4,628	202,244
Pacific Sunwear of California, Inc. (b)	26,160	609,527
Payless ShoeSource, Inc. (b)	20,304	466,383
Perry Ellis International, Inc. (b)	4,468	102,317
Phillips-Van Heusen Corp.	8,890	357,378
Russell Corp.	9,986	180,747
Shoe Carnival, Inc. (b)	1,900	53,257
Skechers U.S.A., Inc. (b)	5,785	158,220
Stage Stores, Inc.	9,401	293,875
Steven Madden Ltd.	5,292	281,746
Stride Rite Corp. (The)	10,912	152,877
Under Armour, Inc. (b) (e)	4,400	161,832
UniFirst Corp.	3,198	99,202
Volcom, Inc. (b) (e)	200	7,134
Warnaco Group, Inc. (The) (b)	15,823	352,536
Wet Seal, Inc. (The) (b)	14,200	81,650
Wilsons The Leather Experts, Inc. (b) (e)	2,200	8,580
Wolverine World Wide, Inc.	17,446	433,359

		8,014,405

Appliances & Household Durables (0.1%)
Color Kinetics, Inc. (b) (e)	5,500	116,545
Middleby Corp. (b) (e)	2,035	179,711
National Presto Industries, Inc.	1,381	83,274

		379,530

Auto Parts & Equipment (0.8%)
A.S.V., Inc. (b) (e)	6,742	168,550
Accuride Corp. (b)	1,300	13,325
Aftermarket Technology Corp. (b)	7,736	197,268
American Axle & Manufacturing	11,400	200,754
Holdings, Inc. (e)
ArvinMeritor, Inc.	21,104	350,960

	Shares or Principal Amount	Value

Auto Parts & Equipment (continued)
Commercial Vehicle Group, Inc. (b) (e)	2,800	$56,728
Dollar Thrifty Automotive Group, Inc. (b)	7,500	365,100
Electro Rent Corp. (b) (e)	2,900	46,748
Hayes Lemmerz International, Inc. (b) (c) (d)	110	0
Hayes Lemmerz International, Inc. (b) (e)	14,100	47,094
Lithia Motors, Inc., Class A (e)	5,073	171,924
LKQ Corp. (b)	12,200	256,688
McGrath Rentcorp (e)	6,706	180,324
Midas, Inc. (b)	5,300	121,582
Modine Manufacturing Co.	12,340	357,983
Monro Muffler, Inc. (e)	2,250	81,788
Noble International Ltd.	5,405	86,534
Pep Boys – Manny, Moe & Jack (The) (e)	17,683	262,946
Quantum Fuel Systems Technologies	20,100	85,224
Worldwide, Inc. (b) (e)
R&B, Inc. (b)	600	6,348
Standard Motor Products, Inc. (e)	1,800	14,364
Strattec Security Corp. (b)	400	15,124
Superior Industries International, Inc. (e)	7,085	133,340
Tenneco Automotive, Inc. (b)	13,210	317,701
Titan International, Inc. (e)	4,900	94,521
United Auto Group, Inc. (e)	8,957	378,880
Visteon Corp. (b) (e)	38,865	228,526
Wabash National Corp. (e)	9,440	170,864

		4,411,188

Bank Holding Companies (6.9%)
1st Source Corp.	2,500	69,200
Alabama National Bancorp	3,711	255,614
AMCORE Financial, Inc.	7,295	216,224
AmericanWest Bancorp (b)	5,180	125,252
Ameris Bancorp (e)	3,228	71,952
Ames National Corp. (e)	1,200	27,468
Arrow Financial Corp.	2,051	55,439
BancFirst Corp.	3,200	139,200
Bancorp, Inc. (The) (b)	2,505	60,345

2006 Semiannual Report	99

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
BancorpSouth, Inc. (e)	25,604	$656,230
BancTrust Financial Group, Inc.	1,400	28,924
Bank Mutual Corp. (e)	16,160	183,093
Bank of Granite Corp.	2,287	46,152
Bank of the Ozarks, Inc. (e)	3,116	105,944
BankAtlantic Bancorp, Inc., Class A	17,412	259,787
BankUnited Financial Corp.	11,899	365,180
Banner Corp.	4,487	167,724
Berkshire Hills Bancorp, Inc. (e)	3,040	104,394
BFC Financial Corp. (b) (e)	9,775	75,463
Boston Private Financial Holdings, Inc.	12,575	418,119
Brookline Bancorp, Inc. (e)	22,665	335,442
Camden National Corp. (e)	1,100	41,943
Capital City Bank Group, Inc. (e)	2,292	72,817
Capital Corp of the West (e)	2,360	80,547
Capital Crossing Bank (b) (e)	2,900	85,260
Capitol Bancorp Ltd. (e)	2,940	121,922
Cardinal Financial Corp. (e)	3,700	43,734
Cascade Bancorp (e)	6,775	197,424
Cathay Bancorp, Inc.	14,393	550,675
Centennial Bank Holdings, Inc. (b)	22,800	261,288
Center Financial Corp. (e)	4,780	106,690
Charter Financial, Inc.	200	7,526
Chemical Financial Corp. (e)	6,741	196,231
Chittenden Corp. (e)	15,891	437,956
Citizens & Northern Corp. (e)	1,010	23,442
Citizens Banking Corp. (e)	15,155	396,303
City Bank (e)	1,307	60,436
City Holding Co.	6,462	233,795
Clifton Savings Bancorp, Inc. (e)	1,000	10,590
Coastal Financial Corp.	3,756	50,143
CoBiz, Inc. (e)	2,974	58,647
Colony Bancorp, Inc. (e)	300	5,610
Columbia Banking System, Inc.	6,409	216,304
Commercial Bankshares, Inc.	300	10,626
Community Bancorp (b)	3,300	107,679
Community Bank System, Inc.	12,464	255,886
Community Banks, Inc. (e)	8,807	231,811
Community Trust Bancorp, Inc.	3,066	102,711
Corus Bankshares, Inc. (e)	6,860	459,208

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
CVB Financial Corp. (e)	15,887	$259,276
Dime Community Bancshares (e)	10,664	151,109
Enterprise Financial Services Corp. (e)	500	12,935
Eurobancshares, Inc. (b)	5,014	53,550
F.N.B. Corp. (e)	16,659	279,538
Farmers Capital Bank Corp. (e)	720	22,370
Fidelity Bankshares, Inc. (e)	8,471	272,936
Financial Institutions, Inc. (e)	900	17,361
First Bancorp	1,564	34,252
First Bancorp (e)	22,110	234,366
First Busey Corp. (e)	2,050	41,923
First Charter Corp. (e)	8,568	203,661
First Citizens BancShares, Inc., Class A	1,834	350,789
First Commonwealth Financial Corp. (e)	26,466	354,115
First Community Bancorp	6,282	364,356
First Community Bankshares, Inc. (e)	1,820	57,658
First Defiance Financial Corp.	600	16,572
First Financial Bancorp (e)	11,446	183,479
First Financial Bankshares, Inc.	4,529	168,343
First Financial Corp. (e)	4,094	125,850
First Indiana Corp. (e)	5,720	146,203
First Merchants Corp. (e)	3,825	95,319
First Midwest Bancorp, Inc.	17,347	625,011
First Niagara Financial Group, Inc.	30,880	432,320
First Oak Brook Bank (e)	700	18,970
First Place Financial Corp.	2,735	62,878
First Regional Bancorp (b) (e)	200	18,270
First Republic Bancorp, Inc.	8,393	365,263
First South Bancorp, Inc. (e)	200	8,300
First State Bancorp	6,626	170,752
FirstFed Financial Corp. (b) (e)	6,191	389,352
Flagstar Bancorp, Inc. (e)	10,495	167,920
Flushing Financial Corp.	8,850	149,831
FNB Corp.	800	26,340
Franklin Bank Corp. (b) (e)	9,060	175,855
Frontier Financial Corp. (e)	6,721	224,011
GB&T Bancshares, Inc.	3,325	73,848
Glacier Bancorp, Inc. (e)	9,842	298,803

100	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Great Southern Bancorp, Inc. (e)	1,876	$52,490
Greater Bay Bancorp	18,397	508,125
Greene County Bancshares, Inc.	4,400	136,400
Hancock Holding Co.	8,262	411,035
Hanmi Financial Corp.	14,828	288,849
Harbor Florida Bancshares, Inc. (e)	7,819	293,682
Harleysville National Corp.	8,319	165,049
Heartland Financial USA, Inc. (e)	1,450	33,945
Heritage Commerce Corp. (e)	5,700	135,375
HomeBanc Corp.	11,847	97,501
Horizon Financial Corp.	2,500	60,175
Huntington Bancshares, Inc.	71	1,715
Iberiabank Corp.	3,625	212,316
Independent Bank Corp.	9,121	249,003
Independent Bank Corp.	6,010	191,238
Integra Bank Corp. (e)	4,598	102,260
Interchange Financial Services Corp.	2,900	64,322
Investors Bancorp, Inc. (b) (e)	19,400	271,018
ITLA Capital Corp.	2,335	119,552
Kearny Financial Corp.	6,200	85,436
KNBT Bancorp, Inc. (e)	12,000	202,200
Lakeland Bancorp, Inc. (e)	2,763	40,395
Lakeland Financial Corp.	2,600	117,988
Macatawa Bank Corp. (e)	1,703	60,320
MAF Bancorp, Inc.	11,445	507,929
Main Street Banks, Inc.	7,090	200,505
MB Financial, Inc. (e)	8,152	288,418
MBT Financial Corp. (e)	2,138	34,828
Mercantile Bank Corp. (e)	3,961	162,781
Mid-State Bancshares, Inc. (e)	6,900	191,889
Midwest Banc Holding, Inc. (e)	5,440	127,622
Nara Bancorp, Inc.	8,574	161,191
NASB Financial, Inc.	400	13,596
National Penn Bancshares, Inc. (e)	12,275	242,309
NBC Capital Corp. (e)	804	17,109
NBT Bancorp, Inc. (e)	8,554	186,563
NewAlliance Bancshares, Inc. (e)	37,420	540,345
Northern Empire Bancshares (b) (e)	945	22,888
Northwest Bancorp, Inc. (e)	4,100	102,172
OceanFirst Financial Corp.	1,434	32,552
Ocwen Financial Corp. (b) (e)	9,660	106,743

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Old National Bancorp (e)	20,595	$425,081
Old Second Bancorp, Inc. (e)	4,024	123,939
Omega Financial Corp. (e)	2,633	84,914
Oriental Financial Group, Inc. (e)	8,104	105,919
Pacific Capital Bancorp	16,361	548,748
Park National Corp. (e)	3,411	342,123
Partners Trust Financial Group, Inc. (e)	11,752	138,674
Peapack-Gladstone Financial Corp.	1,037	26,122
PennFed Financial Services, Inc.	2,540	45,491
Peoples Bancorp, Inc.	3,435	104,012
PFF Bancorp, Inc.	5,806	198,954
Pinnacle Financial Partners, Inc. (b)	3,700	106,042
Placer Sierra Bancshares	4,200	111,510
Preferred Bank	2,400	121,320
PremierWest Bancorp (e)	1,300	20,397
PrivateBancorp, Inc.	6,502	287,714
Prosperity Bancshares, Inc. (e)	9,640	314,264
Provident Bankshares Corp.	11,463	398,454
Provident Financial Holdings, Inc.	1,390	39,963
Provident Financial Services, Inc.	23,786	434,095
Provident New York Bancorp	15,575	203,565
R&G Finanical Corp., Class B (e)	9,998	104,279
Renasant Corp. (e)	1,717	63,581
Republic Bancorp, Inc. (e)	27,773	318,556
Republic Bancorp, Inc., Class A (e)	2,232	46,298
Rockville Financial, Inc. (b)	5,600	80,248
Royal Bancshares of Pennsylvania, Inc., Class A	828	19,615
S&T Bancorp, Inc. (e)	9,701	344,483
S.Y. Bancorp, Inc. (e)	2,000	52,480
Sandy Spring Bancorp, Inc. (e)	4,056	143,947
Santander BanCorp (e)	342	7,969
Seacoast Banking Corporation of Florida	3,025	83,369
Security Bank Corp. (e)	2,600	58,448
Signature Bank (b)	5,368	189,866
Simmons First National Corp., Class A	2,813	80,396
Sound Federal Bancorp, Inc.	2,100	43,302
Southside Bancshares, Inc. (e)	2,383	47,731

2006 Semiannual Report	101

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Southwest Bancorp, Inc.	6,500	$146,055
State Bancorp, Inc. (e)	926	14,677
Sterling Bancorp	8,026	167,743
Sterling Bancshares, Inc.	17,895	296,341
Sterling Financial Corp.	12,310	395,767
Sterling Financial Corp. (e)	7,765	161,900
Suffolk Bancorp (e)	3,183	97,241
Summit Bancshares, Inc.	600	11,106
Sun Bancorp, Inc. (b) (e)	4,266	77,940
Susquehanna Bancshares, Inc. (e)	16,281	388,627
SVB Financial Group (b) (e)	12,470	633,101
Taylor Capital Group, Inc.	2,300	89,700
Texas Capital Bancshares, Inc. (b)	9,220	212,613
Texas Regional Bancshares, Inc.	16,382	469,675
The Banc Corp. (b)	200	2,250
Tierone Corp.	5,461	186,002
Tompkins Trustco, Inc. (e)	2,148	100,634
TriCo Bancshares	3,224	87,983
TrustCo Bank Corp. NY (e)	27,508	318,268
Trustmark Corp. (e)	15,820	496,906
U.S.B Holding Co., Inc. (e)	2,648	58,944
UCBH Holdings, Inc. (e)	32,380	572,801
UMB Financial Corp.	5,385	365,642
Umpqua Holdings Corp.	15,348	405,187
Union Bankshares Corp.	2,430	99,995
United Bankshares, Inc. (e)	12,480	455,270
United Community Banks, Inc.	8,086	239,507
United Community Financial Corp.	7,411	89,451
United Security Bancshares, Inc. (e)	300	7,701
Univest Corporation of Pennsylvania (e)	1,650	43,923
Vineyard National Bancorp Co. (e)	4,200	117,264
Virginia Commerce Bancorp, Inc. (b)	2,706	98,228
Virginia Financial Group, Inc.	3,200	127,712
W Holding Co., Inc. (e)	29,880	223,801
Washington Trust Bancorp	3,640	96,023
WesBanco, Inc. (e)	6,800	211,004
West America Bancorp, Inc.	11,637	595,115
West Bancorp, Inc. (e)	4,750	94,478
West Coast Bancorp	4,100	117,998

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Western Sierra Bancorp	3,345	$140,825
Westfield Financial, Inc.	100	2,336
Wilshire Bancorp, Inc. (e)	4,496	82,007
Wintrust Financial Corp. (e)	8,452	437,391
Yardville National Bancorp (e)	3,068	110,908

		36,701,773

Beverages & Alcoholic (0.0%)
Boston Beer Co., Inc., Class A (b)	4,680	126,266

Biotechnology (0.8%)
Arena Pharmaceuticals, Inc. (b) (e)	13,400	189,744
Cambrex Corp. (e)	8,724	176,923
Coley Pharmaceutical Group, Inc. (b)	2,300	36,777
Cotherix, Inc. (b) (e)	1,900	15,162
CuraGen Corp. (b) (e)	18,500	74,185
Curis, Inc. (b)	7,900	13,667
Cypress Bioscience, Inc. (b)	9,720	72,414
Digene Corp. (b) (e)	5,841	241,292
Diversa Corp. (b)	6,333	66,686
Enzo Biochem, Inc. (b) (e)	6,129	75,264
Exelixis, Inc. (b) (e)	24,260	261,038
Genitope Corp. (b) (e)	10,300	81,267
Genomic Health, Inc. (b)	3,400	36,312
GTx, Inc. (b) (e)	300	2,850
Human Genome Sciences, Inc. (b) (e)	38,980	444,762
Idenix Pharmaceuticals, Inc. (b)	3,215	32,279
Integra LifeSciences Holdings (b) (e)	7,180	301,273
Lexicon Genetics, Inc. (b)	16,106	84,557
Luminex Corp. (b)	5,500	83,490
Maxygen, Inc. (b)	5,009	41,625
Medarex, Inc. (b) (e)	34,047	408,904
Monogram Biosciences, Inc. (b) (e)	26,000	41,600
Myogen, Inc. (b)	6,581	217,568
Myriad Genetics, Inc. (b) (e)	11,069	283,698
Nabi Biopharmaceuticals (b)	23,851	151,692
Nuvasive, Inc. (b) (e)	9,100	181,272
Palomar Medical Technologies, Inc. (b) (e)	6,060	255,671
SonoSite, Inc. (b) (e)	6,100	230,275

102	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Biotechnology (continued)
StemCells, Inc. (b) (e)	14,500	$37,410
Threshold Pharmaceuticals, Inc. (b)	100	1,475
ViaCell, Inc. (b) (e)	100	579
Zymogenetics, Inc. (b)	11,254	230,369

		4,372,080

Broadcast Media & Cable Television (0.5%)
4Kids Entertainment, Inc. (b) (e)	5,501	94,782
Charter Communications, Inc., Class A (b) (e)	102,820	121,328
Crown Media Holdings, Inc. (b) (e)	4,358	17,083
Cumulus Media, Inc. (b) (e)	20,314	214,516
Emmis Communications Corp. (b)	12,247	150,638
Entravision Communications Corp. (b)	19,373	162,346
Fisher Companies, Inc. (b)	1,100	47,619
Journal Communications, Inc.	12,620	148,033
Lin TV Corp., Class A (b)	11,900	105,196
Macrovision Corp. (b)	16,552	379,040
Martha Stewart Living Omnimedia, Inc. (b) (e)	9,008	179,079
Media General, Inc.	6,400	262,912
Mediacom Communications Corp. (b) (e)	18,141	124,629
Outdoor Channel Holdings, Inc. (b) (e)	200	2,406
Readers Digest Association, Inc. (The)	31,505	434,138
Salem Communications Corp., Class A (b)	2,300	35,144
Sinclair Broadcast Group, Inc., Class A	18,935	148,640
TiVo, Inc. (b) (e)	22,539	187,074
Triple Crown Media, Inc. (b)	1,013	5,430
ValueVision International, Inc., Class A (b)	10,658	133,225

		2,953,258

Business Services (2.5%)
Aaron Rents, Inc. (e)	10,446	280,580
ABM Industries, Inc.	11,978	206,022
Acxiom Corp.	26,020	674,438

	Shares or Principal Amount	Value

Business Services (continued)
Administaff, Inc.	6,074	$350,774
Advisory Board Co. (The) (b)	6,900	387,228
ADVO, Inc.	11,292	320,015
AMN Healthcare Services, Inc. (b)	5,366	103,135
BearingPoint, Inc. (b)	54,640	507,059
Catalina Marketing Corp. (e)	13,583	321,645
CBIZ, Inc. (b)	16,243	135,467
CDI Corp. (e)	4,521	128,170
Chemed Corp.	7,300	397,777
Ciber, Inc. (b) (e)	16,054	109,970
Circor International, Inc.	2,985	90,446
Comsys IT Partners, Inc. (b)	2,200	22,198
Consolidated Graphics, Inc. (b)	3,814	199,434
CoStar Group, Inc. (b)	5,400	304,830
CRA International, Inc. (b) (e)	4,331	211,180
DiamondCluster International, Inc. (b) (e)	6,700	69,278
FTD Group, Inc. (b) (e)	3,600	36,180
Gartner Group, Inc. (b)	18,226	255,529
Gevity HR, Inc.	10,453	268,538
GSI Commerce, Inc. (b) (e)	8,223	143,820
Heartland Payment Systems, Inc. (b) (e)	900	23,616
Heidrick & Struggles International, Inc. (b)	7,255	262,341
Hudson Highland Group, Inc. (b)	8,850	178,328
Huron Consulting Group, Inc. (b)	2,900	103,095
Hypercom Corp. (b)	12,830	116,496
IHS, Inc. (b)	5,500	155,760
Infocrossing, Inc. (b)	7,600	94,772
iPayment Holdings, Inc. (b)	4,540	196,355
Jack Henry & Associates, Inc.	24,400	547,780
Kelly Services, Inc., Class A	5,540	153,292
Korn/Ferry International (b) (e)	10,034	210,714
LECG Corp. (b) (e)	2,200	40,678
Marchex, Inc., Class B (b) (e)	5,100	110,976
Marlin Business Services, Inc. (b)	1,500	32,700
MAXIMUS, Inc.	4,662	162,424
MicroStrategy, Inc. (b) (e)	4,641	435,047
Modis Professional Services, Inc. (b)	31,401	501,160
Navigant Consulting Co. (b) (e)	15,609	329,038
NCO Group, Inc. (b)	11,238	241,055

2006 Semiannual Report	103

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (continued)
NetRatings, Inc. (b) (e)	2,646	$34,292
Online Resources Corp. (b)	8,400	108,948
Paxar Corp. (b)	12,816	279,901
Phase Forward (b)	9,200	126,040
Polycom, Inc. (b)	31,700	697,399
Portfolio Recovery Associates, Inc. (b) (e)	5,732	294,911
Prepaid Depot, Inc. (e)	2,950	99,710
Resources Connection, Inc. (b) (e)	16,880	454,072
RSA Security, Inc. (b) (e)	24,638	515,920
SOURCECORP, Inc. (b)	6,524	161,339
Spherion Corp. (b)	18,567	196,439
StarTek, Inc.	4,762	108,716
TeleTech Holdings, Inc. (b)	10,811	138,813
Terremark Worlwide, Inc. (b) (e)	6,690	54,122
Viad Corp.	5,425	178,320
Watson Wyatt & Co. Holdings (e)	14,585	480,867

		13,349,149

Capital Goods (1.0%)
C&D Technologies, Inc. (e)	7,711	62,151
Kennametal, Inc.	12,405	767,249
Lawson Products, Inc.	1,400	59,388
Libbey, Inc.	7,904	108,601
Lifetime Brands, Inc. (e)	4,038	119,606
Lindsay Manufacturing Co.	5,168	134,368
Manitowoc Co., Inc.	18,448	914,836
Nu Skin Enterprises, Inc.	16,998	280,807
Parlux Fragrances, Inc. (b) (e)	3,100	84,568
Regal-Beloit Corp. (e)	7,636	356,296
Robbins & Myers, Inc.	5,823	141,499
Technitrol, Inc.	10,826	271,083
Tecumseh Products Co.	5,001	114,773
Texas Industries, Inc.	8,123	460,574
Trinity Industries, Inc. (e)	15,740	999,490
Vicor Corp.	4,888	100,839
Yankee Candle Co., Inc.	14,038	423,105

		5,399,233

Chemicals (1.2%)
A. Schulman, Inc. (e)	11,608	277,896
American Vanguard Corp.	3,733	91,496
Arch Chemicals, Inc. (e)	9,030	266,024

	Shares or Principal Amount	Value

Chemicals (continued)
Balchem Corp. (e)	1,450	$33,539
Cabot Microelectronics Corp. (b) (e)	8,872	290,203
Ferro Corp.	13,842	266,874
Georgia Gulf Corp. (e)	10,281	304,934
H.B. Fuller Co.	9,805	512,801
Hercules, Inc. (b)	34,098	484,532
Innospec, Inc.	3,372	84,772
MacDermid, Inc.	8,055	276,287
Minerals Technologies, Inc.	6,435	368,211
NewMarket Corp.	6,100	310,185
NL Industries, Inc. (e)	2,328	30,660
Olin Corp.	20,663	424,624
OM Group, Inc. (b)	9,200	263,488
Pioneer Cos., Inc. (b)	4,740	151,775
PolyOne Corp. (b)	31,988	284,053
Rockwood Holdings, Inc. (b)	7,300	173,521
Schawk, Inc., Class A (e)	1,900	48,146
Spartech Corp.	11,488	271,461
Symyx Technologies, Inc. (b) (e)	11,459	334,030
Terra Industries, Inc. (b) (e)	25,200	208,404
Tronox, Inc. (e)	2,700	46,980
Tronox, Inc., Class B (b)	13,600	235,280
W.R. Grace & Co. (b)	20,200	316,938
Wellman, Inc. (e)	11,058	61,151
Westlake Chemical Corp.	2,730	82,856
Zoltek Cos., Inc. (b) (e)	5,100	129,999

		6,631,120

Circuit Boards (0.2%)
Micrel, Inc. (b)	22,358	287,077
Park Electrochemical Corp.	5,963	184,674
RF Micro Devices, Inc. (b) (e)	56,216	522,809

		994,560

Coal (0.2%)
Alpha Natural Resources, Inc. (b) (e)	9,000	225,990
Foundation Coal Holdings, Inc.	8,180	414,726
James River Coal Co. (b) (e)	5,100	179,265
KFX, Inc. (b)	21,370	385,729

		1,205,710

104	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Communications Equipment (0.4%)
Anixter International, Inc.	9,885	$502,554
Audiovox Corp. (b) (e)	5,088	61,768
Gray Television, Inc.	10,133	76,909
Harmonic, Inc. (b) (e)	21,984	117,614
Inter-Tel, Inc. (e)	7,251	166,338
LodgeNet Entertainment Corp. (b) (e)	7,489	142,890
Oplink Communications, Inc. (b)	6,496	125,243
Sonus Networks, Inc. (b) (e)	74,980	372,651
Standard Microsystems Corp. (b)	7,661	178,501
Superior Essex, Inc. (b)	6,900	192,924

		1,937,392

Computer Equipment (0.8%)
Analogic Corp.	5,309	334,945
Avocent Corp. (b)	16,500	444,510
GameStop Corp., Class A (b) (e)	16,595	783,284
Gateway, Inc. (b) (e)	73,061	160,734
Hutchinson Technology, Inc. (b) (e)	9,091	216,093
Komag, Inc. (b) (e)	10,031	421,703
Maxtor Corp. (b)	79,420	768,786
McData Corp. (b) (e)	50,980	246,233
Palm, Inc. (b) (e)	28,290	639,354
Par Technology Corp. (b) (e)	2,700	45,198
Rackable Systems, Inc. (b)	3,300	169,587
Rimage Corp. (b)	1,400	30,954

		4,261,381

Computer Integrated Systems Design (0.9%)
Adaptec, Inc. (b)	34,030	188,186
Brady Corp., Class A (e)	11,764	423,151
DealerTrack Holdings, Inc. (b) (e)	1,900	42,370
Digital River, Inc. (b) (e)	11,898	518,039
Eclipsys Corp. (b)	13,137	289,277
eSPEED, Inc., Class A (b) (e)	8,611	69,491
FileNET Corp. (b)	12,417	345,441
Foundry Networks, Inc. (b)	37,020	526,054
Integral Systems, Inc. (e)	1,900	54,929
Keynote Systems, Inc. (b) (e)	9,883	108,812
MTS Systems Corp.	6,856	306,806
Netscout Systems, Inc. (b) (e)	3,700	35,520
Parametric Technology Corp. (b)	35,695	533,282

	Shares or Principal Amount	Value

Computer Integrated Systems Design (continued)
RadiSys Corp. (b)	7,960	$168,434
SafeNet, Inc. (b) (e)	8,550	171,770
Sapient Corp. (b)	24,362	190,754
Tekelec (b)	18,335	261,824
WebEx Communications, Inc. (b) (e)	11,129	393,410

		4,627,550

Computer Software & Services (3.1%)
3Com Corp. (b)	130,580	703,825
3D Systems Corp. (b) (e)	2,300	52,992
Advanced Digital Information Corp. (b)	19,240	163,348
Advent Software, Inc. (b)	6,993	246,154
Agile Software Corp. (b)	20,196	140,766
Agilysys, Inc.	9,185	132,999
Altiris, Inc. (b)	7,999	171,179
Ansys, Inc. (b)	10,536	594,756
Anteon International Corp. (b)	7,938	433,812
Aspen Technologies, Inc. (b) (e)	16,039	206,262
Blackbaud, Inc.	2,594	54,500
Borland Software Corp. (b)	24,046	122,635
Bottomline Technologies, Inc. (b)	7,600	89,452
Catapult Communications Corp. (b) (e)	4,728	56,547
Click Commerce, Inc. (b) (e)	3,200	68,384
Computer Programs & Systems, Inc.	3,400	160,548
Covansys Corp. (b)	7,702	134,015
Cybersource Corp. (b)	11,900	111,146
Dendrite International, Inc. (b) (e)	15,605	193,970
Digital Insight Corp. (b)	11,671	402,533
Digitas, Inc. (b)	30,396	428,888
Echelon Corp. (b) (e)	8,987	74,952
Electronics For Imaging, Inc. (b)	18,003	494,362
Emageon, Inc. (b) (e)	6,600	117,150
Epicor Software Corp. (b)	15,989	193,947
EPIQ Systems, Inc. (b) (e)	5,617	97,792
Eresearch Technology, Inc. (b) (e)	15,189	172,091
Extreme Networks, Inc. (b)	45,162	205,035
FactSet Research Systems, Inc. (e)	9,670	426,834
FalconStor Software, Inc. (b) (e)	8,699	65,329
iGATE Corp. (b)	2,500	17,875

2006 Semiannual Report	105

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Informatica Corp. (b)	29,853	$458,841
Intervideo, Inc. (b)	4,400	45,232
Iris International, Inc. (b) (e)	5,900	69,856
JDA Software Group, Inc. (b)	9,029	123,336
Keane, Inc. (b)	12,032	170,132
Kenexa Corp. (b)	3,200	106,336
Lawson Software, Inc. (b) (e)	23,340	179,251
Lexar Media, Inc. (b) (e)	24,116	234,890
Magma Design Automation, Inc. (b)	7,998	60,625
ManTech International Corp., Class A (b)	4,496	148,503
MapInfo Corp. (b)	5,500	76,450
Mentor Graphics Corp. (b) (e)	26,900	353,197
Mercury Computer Systems, Inc. (b) (e)	8,553	163,020
MRO Software, Inc. (b)	5,100	97,002
NETGEAR, Inc. (b) (e)	7,800	175,110
NetiQ Corp. (b) (e)	15,677	188,124
Nuance Communications, Inc. (b) (e)	39,362	505,014
Open Solutions, Inc. (b)	6,700	182,374
Packeteer, Inc. (b)	10,229	133,591
PDF Solutions, Inc. (b)	3,800	59,280
Phoenix Technology Ltd. (b) (e)	4,000	23,320
PlxTech, Inc. (b) (e)	5,900	78,293
QAD, Inc.	2,300	17,480
Quantum Corp. (b)	50,202	171,691
Quest Software, Inc. (b)	18,807	323,668
Radiant Systems, Inc. (b)	8,600	111,800
RealNetworks, Inc. (b)	33,938	340,059
Renaissance Learning, Inc. (e)	1,265	19,709
SeaChange International, Inc. (b) (e)	10,775	72,516
SI International, Inc. (b) (e)	4,028	137,234
SonicWall, Inc. (b)	20,926	177,662
SPSS, Inc. (b)	6,373	222,163
SSA Global Technologies, Inc. (b)	700	10,850
Stratasys, Inc. (b) (e)	4,600	150,650
Sykes Enterprises, Inc. (b)	8,667	140,319
Synaptics, Inc. (b) (e)	7,957	208,633
SYNNEX Corp. (b)	800	15,160
Syntel, Inc. (e)	540	11,632

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Sypris Solutions, Inc.	1,300	$12,350
Taleo Corp., Class A (b) (e)	100	1,313
TALX Corp.	10,225	265,952
THQ, Inc. (b)	21,791	558,502
Tibco Software, Inc. (b)	70,160	604,778
Tradestation Group, Inc. (b) (e)	4,700	74,918
Transaction Systems Architects, Inc. (b)	11,406	455,556
Trident Microsystems, Inc. (b) (e)	16,918	450,019
Tyler Technologies, Inc. (b) (e)	9,300	102,579
Ulticom, Inc. (b) (e)	3,540	35,506
Ultimate Software Group, Inc. (The) (b) (e)	5,700	145,749
Vasco Data Security International, Inc. (b) (e)	11,000	102,960
VeriFone Holdings, Inc. (b) (e)	6,500	201,240
Verint Systems, Inc. (b)	3,100	100,564
Vignette Corp. (b)	11,831	187,521
webMethods, Inc. (b)	20,980	200,779
WebSideStory, Inc. (b) (e)	4,800	82,464
Wind River Systems, Inc. (b)	25,531	291,309
Witness Systems, Inc. (b) (e)	11,300	263,855
Zoran Corp. (b)	13,149	360,809

		16,795,804

Construction & Building Materials (1.3%)
AMCOL International Corp.	5,850	168,597
Brookfield Homes Corp. (e)	4,352	202,803
Builders FirstSource, Inc. (b)	4,300	92,665
Ceradyne, Inc. (b) (e)	8,880	470,640
Comfort Systems USA, Inc.	9,900	151,074
Comstock Homebuilding Cos., Inc., Class A (b) (e)	3,600	33,552
Dot Hill Systems Corp. (b) (e)	16,900	76,895
Drew Industries, Inc. (b) (e)	5,298	190,410
ElkCorp (e)	6,544	199,265
Genlyte Group, Inc. (The) (b)	6,868	473,274
Granite Construction, Inc.	11,605	538,008
H&E Equipment Services, Inc. (b) (e)	5,400	188,514
Infrasource Services, Inc. (b)	1,900	35,891
JLG Industries, Inc.	31,190	894,528
Kronos Worldwide, Inc.	1,152	34,906

106	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction & Building Materials (continued)
Layne Christensen Co. (b) (e)	3,340	$98,530
LSI Industries, Inc.	8,375	139,946
NCI Building Systems, Inc. (b)	5,864	381,101
Orleans Homebuilders, Inc. (e)	600	12,432
Shaw Group, Inc. (The) (b) (e)	24,191	740,245
Simpson Manufacturing Co., Inc.	10,408	416,216
Technical Olympic USA, Inc. (e)	3,425	71,925
Trex Co., Inc. (b) (e)	3,500	104,580
Universal Display Corp. (b) (e)	5,700	85,158
Walter Industries, Inc.	13,317	883,317
Washington Group International, Inc.	10,000	556,100

		7,240,572

Consumer Durables (0.5%)
1-800 CONTACTS, Inc. (b) (e)	800	10,096
Blyth, Inc.	9,020	185,361
Central Garden & Pet Co. (b) (e)	5,100	251,226
Charles & Colvard Ltd. (e)	6,463	76,328
Chattem, Inc. (b)	6,866	247,382
CNS, Inc.	5,900	126,909
Coca-Cola Bottling Co. (e)	800	38,560
Elizabeth Arden, Inc. (b)	9,407	215,044
Greif Bros Corp., Class A	4,400	285,032
Innovo Group, Inc. (b) (e)	11,900	14,399
Playtex Products, Inc. (b)	14,300	160,303
Prestige Brands Holdings, Inc. (b)	7,900	96,617
Revlon Co., Inc. (b) (e)	41,910	136,208
Russ Berrie & Co., Inc. (b) (e)	3,857	51,105
Silgan Holdings, Inc.	7,996	310,485
Tupperware Corp.	17,653	372,478
Ultralife Batteries, Inc. (b) (e)	7,196	78,796

		2,656,329

Data Processing & Reproduction (0.5%)
CSG Systems International, Inc. (b)	16,027	405,163
eFunds Corp. (b) (e)	13,693	352,458
Global Cash Access, Inc. (b)	5,600	109,144
HomeStore, Inc. (b)	49,239	302,327
infoUSA, Inc.	12,400	138,508
Intermec, Inc. (b) (e)	14,901	394,727
Moneygram International, Inc.	26,560	900,384
Pegasystems, Inc. (b) (e)	800	6,360

		2,609,071

	Shares or Principal Amount	Value

Distribution (0.7%)
Actuant Corp.	8,100	$517,995
Aviall, Inc. (b)	9,354	352,646
Bell Microproducts, Inc. (b) (e)	13,500	87,750
Brightpoint, Inc. (b)	12,350	413,478
Central European Distribution Corp. (b) (e)	7,130	292,687
Handleman Co. (e)	9,332	79,695
Huttig Building Products, Inc. (b)	900	7,542
Interline Brands, Inc. (b)	3,400	91,120
Keystone Automotive Industries, Inc. (b)	5,955	245,942
Navarre Corp. (b) (e)	7,300	28,762
Owens & Minor, Inc.	11,992	382,185
ScanSource, Inc. (b) (e)	4,460	279,196
United Stationers, Inc. (b)	10,911	585,374
Watsco, Inc.	7,273	461,472

		3,825,844

Drugs (1.2%)
ABIOMED, Inc. (b) (e)	4,511	58,327
Adolor Corp. (b)	14,362	337,794
Alkermes, Inc. (b) (e)	28,957	621,707
Alpharma, Inc.	12,648	332,010
Amylin Pharmaceuticals, Inc. (b) (e)	41,380	1,802,100
ARIAD, Inc. (b) (e)	18,614	108,892
ArQule, Inc. (b)	5,900	36,521
Bentley Pharmaceuticals, Inc. (b) (e)	7,349	93,332
Bio-Rad Laboratories, Inc., Class A (b)	5,200	340,132
Caraco Pharmaceutical Laboratories Ltd. (b)	800	9,520
Cell Therapeutics, Inc. (b) (e)	33,742	61,748
Connetics Corp. (b) (e)	11,434	173,225
CV Therapeutics, Inc. (b) (e)	15,354	304,777
Decode Genetics, Inc. (b) (e)	16,474	129,980
DUSA Pharmaceuticals, Inc. (b) (e)	9,700	67,997
Hi-Tech Pharmacal Co., Inc. (b)	3,300	80,553
Incyte Genomics, Inc. (b) (e)	33,429	139,399
InterMune, Inc. (b) (e)	9,483	151,633
K-V Pharmaceutical Co., Class A (b) (e)	12,723	274,562
Marshall Edwards, Inc. (b) (e)	200	1,068

2006 Semiannual Report	107

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Drugs (continued)
Martek Biosciences Corp. (b) (e)	9,100	$270,270
Nanogen, Inc. (b) (e)	9,800	25,186
NBTY, Inc. (b)	16,640	376,896
NPS Pharmaceuticals, Inc. (b) (e)	17,107	146,607
Par Pharmaceutical Cos, Inc. (b) (e)	12,095	311,446
Rigel Pharmaceuticals, Inc. (b) (e)	9,774	104,875
Seattle Genetics, Inc. (b)	7,508	36,864
SFBC International, Inc. (b) (e)	7,060	164,851
Tanox, Inc. (b) (e)	7,455	119,951

		6,682,223

Educational Services (0.5%)
Ambassadors Groups, Inc.	4,800	128,160
Blackboard, Inc. (b) (e)	6,400	187,968
Bright Horizons Family Solutions, Inc. (b)	9,656	383,536
Corinthian Colleges, Inc. (b)	29,200	434,788
DeVry, Inc. (b) (e)	17,600	455,136
Educate, Inc. (b)	3,200	26,400
Leapfrog Enterprises, Inc. (b) (e)	9,140	95,970
Learning Tree International, Inc. (b)	5,241	58,699
Strayer Education, Inc. (e)	5,074	527,646
Universal Technical Institute, Inc. (b)	8,568	211,201

		2,509,504

Electrical Equipment (1.0%)
ADE Corp. (b)	4,100	126,403
Artesyn Technologies, Inc. (b)	11,319	124,396
Avista Corp. (e)	12,816	269,264
Bel Fuse, Inc., Class B (e)	3,249	107,672
Cleco Corp. (e)	17,232	387,720
DSP Group, Inc. (b)	10,148	274,402
El Paso Electric Co. (b)	15,431	304,762
EMCOR Group, Inc. (b)	9,200	460,460
Encore Wire Corp. (b) (e)	6,071	254,557
Energy Conversion Devices, Inc. (b) (e)	9,180	459,092
Evergreen Solar, Inc. (b) (e)	15,500	215,140
II-VI Corp. (b)	9,784	211,921

	Shares or Principal Amount	Value

Electrical Equipment (continued)
Intergrated Silicon Solution, Inc. (b) (e)	13,247	$87,563
ITC Holdings Corp. (e)	4,500	116,235
Measurement Specialties, Inc. (b)	2,101	55,151
Plug Power, Inc. (b) (e)	21,289	127,734
Power-One, Inc. (b)	20,900	147,345
Rambus, Inc. (b) (e)	30,980	1,202,954
SpatiaLight, Inc. (b) (e)	8,200	25,912
Tripath Imaging, Inc. (b) (e)	13,257	98,765
Triumph Group, Inc. (b)	4,490	211,299

		5,268,747

Electronics (0.8%)
Aeroflex, Inc. (b)	22,514	283,902
American Science & Engineering, Inc. (b) (e)	3,000	257,130
Ansoft Corp. (b)	3,000	132,540
Badger Meter, Inc. (e)	1,000	61,680
Belden CDT, Inc. (e)	14,252	446,088
Coherent, Inc. (b)	10,614	392,824
Daktronics, Inc.	4,101	160,841
Directed Electronics, Inc. (b)	900	14,715
EDO Corp. (e)	3,079	80,454
Electro Scientific Industries, Inc. (b)	8,654	173,340
Fargo Electronics (b)	5,000	92,400
FARO Technologies, Inc. (b) (e)	5,000	75,950
Graftech International Ltd. (b) (e)	29,416	198,852
International DisplayWorks, Inc. (b)	10,400	58,448
Itron, Inc. (b)	7,304	489,734
Keithley Instruments, Inc. (e)	3,279	50,529
Labarge, Inc. (b) (e)	3,300	48,015
LeCroy Corp. (b) (e)	6,275	90,046
LoJack Corp. (b)	7,400	163,614
Methode Electronics, Inc.	11,000	107,800
Mobility Electronics, Inc. (b) (e)	7,500	53,400
Multi-Fineline Electronix, Inc. (b) (e)	2,200	128,216
Rogers Corp. (b) (e)	4,923	303,749
TTM Technologies, Inc. (b)	14,871	241,802
Watts Industries, Inc., Class A	9,030	308,916

		4,414,985

108	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Entertainment (0.5%)
Carmike Cinemas, Inc. (e)	6,055	$149,619
Dover Downs Entertainment, Inc.	2,309	59,503
Dover Motorsports, Inc.	4,812	29,064
Gaylord Entertainment Co. (b)	13,436	594,543
Gemstar-TV Guide International, Inc. (b)	70,840	234,480
Magna Entertainment Corp., Class A (b) (e)	14,261	87,848
Majesco Entertainment Co. (b) (e)	7,400	13,098
Midway Games, Inc. (b) (e)	7,737	77,447
Multimedia Games, Inc. (b) (e)	11,278	155,524
Pinnacle Entertainment, Inc. (b)	16,366	446,792
Shuffle Master, Inc. (b) (e)	12,260	453,007
Six Flags, Inc. (b) (e)	28,400	261,564
Steinway Musical Instruments, Inc. (b)	1,900	61,085
World Wrestling Federation	6,299	109,225
Entertainment, Inc.
WPT Enterprises, Inc. (b) (e)	2,700	17,496

		2,750,295

Fiber Optics (0.1%)
C-Cor.net Corp. (b) (e)	17,900	146,422
MRV Communications, Inc. (b) (e)	25,095	95,612
Newport Corp. (b)	10,945	210,144
Sycamore Networks, Inc. (b)	56,818	267,045

		719,223

Financial (2.5%)
Accredited Home Lenders Holding Co. (b) (e)	6,202	358,414
ACE Cash Express, Inc. (b) (e)	4,180	112,860
Advanta Corp., Class B	6,660	254,146
Anchor BanCorp Wisconsin, Inc. (e)	7,117	207,674
Anworth Mtg Asset Corp. (e)	14,300	115,401
Apollo Investment Corp. (e)	23,102	432,007
Ares Capital Corp. (e)	10,664	180,861
Asset Acceptance Capital Corp. (b)	1,100	22,979
ASTA Funding, Inc. (e)	4,200	152,586
BankFinancial Corp. (b) (e)	8,700	137,895
Bankrate, Inc. (b) (e)	2,640	127,433
Beverly Hills Bancorp, Inc.	1,100	11,440
BKF Capital Group (e)	3,040	27,451

	Shares or Principal Amount	Value

Financial (continued)
Calamos Asset Management, Inc., Class A (e)	8,100	$313,956
Capital Southwest Corp. (e)	300	29,400
Central Pacific Financial Corp.	9,675	366,683
Charter Municipal Mortgage Acceptance Co. (e)	13,321	256,829
Cohen & Steers, Inc. (e)	1,050	26,912
Commercial Capital Bancorp, Inc.	16,444	257,677
CompuCredit Corp. (b)	8,151	325,632
Delta Financial Corp. (e)	300	2,748
Doral Financial Corp. (e)	23,680	187,309
Encore Capital Group, Inc. (b) (e)	4,322	63,836
Euronet Worldwide, Inc. (b) (e)	10,538	376,628
Federal Agricultural Mortgage Corp.	4,700	135,219
Financial Federal Corp. (e)	8,423	239,213
First Cash Financial Services, Inc. (b)	10,400	220,168
First Financial Holdings, Inc.	3,700	117,919
GAMCO, Investors, Inc., Class A (e)	1,568	60,337
GATX Corp.	15,358	718,753
GFI Group, Inc. (b) (e)	1,600	91,008
Gladstone Capital Corp. (e)	5,628	124,210
Gladstone Investment Corp.	6,000	86,760
Greenhill & Co., Inc. (e)	4,400	312,048
Harris & Harris Group, Inc. (b) (e)	8,700	112,491
IntercontinentalExchange, Inc. (b)	6,600	470,646
International Securities Exchange, Inc.	2,800	123,060
Investment Technology Group, Inc. (b)	12,397	656,916
Irwin Financial Corp.	8,145	149,542
Jackson Hewitt Tax Service, Inc.	10,570	315,832
Knight Capital Group, Inc. (b) (e)	35,620	596,991
Labranche & Co., Inc. (b) (e)	18,806	265,729
MainSource Financial Group, Inc.	5,640	99,208
Marketaxess Holdings, Inc. (b) (e)	8,500	94,860
MCG Capital Corp. (e)	20,308	299,746
Morningstar, Inc. (b)	3,200	136,128
Nasdaq Stock Market, Inc. (b)	17,200	643,623
National Financial Partners Corp.	11,601	603,252
NGP Capital Resources Co. (e)	9,158	121,801
Novastar Financial, Inc. (e)	11,067	409,479
optionsXpress Holdings, Inc.	7,600	239,400

2006 Semiannual Report	109

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Financial (continued)
Piper Jaffray Companies, Inc. (b) (e)	5,834	$407,797
PRG-Schultz International, Inc. (b) (e)	125	67
Resource America, Inc., Class A	3,805	76,519
Royal Gold, Inc. (e)	7,100	243,317
Sanders Morris Harris Group, Inc.	3,453	56,595
SCBT Financial Corp.	1,197	41,249
Stifel Financial Corp. (b) (e)	1,833	73,870
Summit Financial Group, Inc. (e)	200	4,328
SWS Group, Inc.	4,650	127,364
Technology Investment Capital Corp.	7,200	101,952
TNS, Inc. (b)	1,900	39,387
United Panam Financial Corp. (b)	1,100	32,989
Value Line, Inc.	100	4,125
Waddell & Reed Financial, Inc.	25,440	598,349
World Acceptance Corp. (b)	7,434	214,025
WSFS Financial Corp.	2,209	139,012

		13,954,041

Food & Related (1.2%)
American Italian Pasta Co. (e)	6,260	52,021
Aurora Foods, Inc. (b) (c) (d)	100	0
Chiquita Brands International, Inc.	11,955	193,910
Corn Products International, Inc.	22,766	637,448
Darling International, Inc. (b)	13,700	62,472
Diamond Foods, Inc.	100	1,900
Farmer Brothers Co.	1,100	23,980
Flowers Foods, Inc.	15,118	424,665
Gold Kist, Inc. (b)	15,020	201,118
Great Atlantic & Pacific Tea Co., Inc. (e)	5,752	155,879
Green Mountain Coffee, Inc. (b)	500	19,900
Hain Celestial Group, Inc. (b)	10,193	274,192
Hansen Natural Corp. (b) (e)	5,060	655,068
J & J Snack Foods Corp.	3,784	129,602
Jarden Corp. (b) (e)	21,265	723,009
John B. Sanfilippo & Son, Inc. (b) (e)	2,944	45,897
Krispy Kreme Doughnuts, Inc. (b) (e)	13,363	114,120

	Shares or Principal Amount	Value

Food & Related (continued)
Lance, Inc. (e)	11,316	$288,671
National Beverage Corp.	5,210	80,026
NuCo2, Inc. (b) (e)	4,700	134,608
Peet’s Coffee & Tea, Inc. (b) (e)	4,782	148,911
Performance Food Group Co. (b) (e)	13,076	401,433
Premium Standard Farms, Inc.	3,400	56,644
Ralcorp Holding, Inc. (b)	7,923	295,369
Red Robin Gourmet Burgers (b) (e)	3,724	167,431
Ryan’s Restaurant Group, Inc. (b)	12,729	170,441
Sanderson Farms, Inc. (e)	7,259	192,436
Seaboard Corp. (e)	100	154,200
Sensient Technologies Corp.	14,254	292,920
Tejon Ranch Co. (b) (e)	1,843	83,175
Tootsie Roll Industries, Inc. (e)	7,574	221,540

		6,402,986

Furniture (0.4%)
American Woodmark Corp.	4,400	152,944
Bassett Furniture Industries, Inc.	3,737	68,910
Bombay Co., Inc. (b) (e)	10,900	31,828
Ethan Allen Interiors, Inc.	11,300	507,256
Furniture Brands International, Inc. (e)	14,800	340,400
Hooker Furniture Corp. (e)	2,075	38,761
Kimball International, Inc., Class B	6,648	101,382
La-Z-Boy, Inc. (e)	15,700	240,524
Select Comfort Corp. (b) (e)	11,786	470,969
Stanley Furniture Co., Inc.	3,984	107,927

		2,060,901

Gambling – Non-Hotel Casinos (0.1%)
Bally Technologies, Inc. (b) (e)	14,622	261,734
Churchill Downs, Inc.	1,300	49,179
Isle of Capri Casinos, Inc. (b)	5,551	173,191
Progressive Gaming International Corp. (b) (e)	14,400	156,816

		640,920

Gas – Distribution (0.6%)
Cascade Natural Gas Corp. (e)	6,039	123,618
New Jersey Resources Corp. (e)	9,003	398,563
Nicor, Inc. (e)	15,582	617,203

110	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Gas – Distribution (continued)
Northwest Natural Gas Co. (e)	10,116	$349,407
Pacific Ethanol, Inc. (b) (e)	2,300	74,382
Peoples Energy Corp. (e)	13,855	503,352
South Jersey Industries, Inc.	8,504	226,036
Southwest Gas Corp.	10,666	295,662
WGL Holdings, Inc. (e)	16,595	488,225

		3,076,448

Healthcare (1.9%)
Allied Healthcare International, Inc. (b)	8,825	41,125
Amedisys, Inc. (b) (e)	6,041	200,320
America Service Group, Inc. (b)	4,374	59,836
American Dental Partners, Inc. (b) (e)	6,087	83,088
American Medical Systems Holdings, Inc. (b)	21,076	468,098
American Retirement Corp. (b)	8,540	216,916
AmSurg Corp. (b)	11,013	281,272
Apria Healthcare Group, Inc. (b)	15,600	341,640
Brookdale Senior Living, Inc. (e)	4,100	155,964
Centene Corp. (b) (e)	13,534	347,688
CorVel Corp. (b) (e)	1,900	41,952
Cross Country Healthcare, Inc. (b)	7,800	141,336
DJ Orthopedics, Inc. (b)	5,842	232,278
Genesis HealthCare Corp. (b)	7,449	352,114
Gentiva Health Services, Inc. (b)	9,449	160,066
HealthExtras, Inc. (b) (e)	6,093	177,063
Healthspring, Inc. (b)	4,700	79,900
Healthways, Inc. (b)	10,936	536,520
Hooper Holmes, Inc. (e)	11,949	35,250
Horizon Health Corp. (b)	5,200	108,680
Immucor, Inc. (b)	13,694	397,811
Invacare Corp. (e)	9,249	283,482
Kindred Healthcare, Inc. (b)	7,411	179,791
LCA-Vision, Inc. (e)	7,030	394,805
Magellan Health Services, Inc. (b)	7,315	297,355
Matria Healthcare, Inc. (b) (e)	7,451	228,671
Medcath Corp. (b) (e)	1,800	27,216
Molina Healthcare, Inc. (b) (e)	4,034	131,912
Odyssey Healthcare, Inc. (b)	11,823	205,602
Option Care, Inc. (e)	9,954	142,442
Pediatrix Medical Group, Inc. (b)	16,000	809,919

	Shares or Principal Amount	Value

Healthcare (continued)
Per-Se Technologies, Inc. (b) (e)	11,649	$325,590
PolyMedica Corp. (e)	8,693	359,108
Psychiatric Solutions, Inc. (b) (e)	17,744	586,616
Quality Systems, Inc.	6,024	202,165
RehabCare Group, Inc. (b)	7,160	117,639
Res-Care, Inc. (b)	3,900	80,067
Sunrise Assisted Living, Inc. (b)	11,298	420,286
Symbion, Inc. (b) (e)	6,340	145,883
U.S. Physical Therapy, Inc. (b)	5,100	79,713
United Surgical Partners International, Inc. (b)	14,338	473,297
USNA Health Sciences, Inc. (b) (e)	3,780	138,310
Vistacare, Inc. (b)	5,193	79,037
WebMD Health Corp., Class A (b) (e)	2,900	126,208

		10,294,031

Hotels & Casinos (0.2%)
Ameristar Casinos, Inc.	8,392	206,527
Aztar Corp. (b)	10,547	500,983
Monarch Casino & Resort, Inc. (b) (e)	1,300	40,924
MTR Gaming Group, Inc. (b)	9,300	91,605
Riviera Holdings Corp. (b) (e)	1,200	25,056

		865,095

Hotels & Motels (0.1%)
Lodgian, Inc. (b)	4,800	64,032
Marcus Corp.	5,234	94,369
Morgans Hotel Group Co. (b)	6,600	118,800
Sunterra Corp. (b)	8,250	109,973

		387,174

Human Resources (0.0%)
Kforce, Inc. (b)	8,280	116,334

Insurance (1.4%)
21st Century Insurance Group (e)	8,600	138,116
Affirmative Insurance Holdings, Inc.	4,800	55,200
Alfa Corp.	8,324	140,176
American Equity Investment Life	18,400	249,504
Holding Co. (e)
American Physicians Capital, Inc. (b)	3,150	152,208

2006 Semiannual Report	111

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Argonaut Group, Inc. (b)	10,680	$372,732
Baldwin & Lyons, Inc., Class B	3,881	97,956
Bristol West Holdings, Inc. (e)	3,000	55,380
Ceres Group, Inc. (b) (e)	8,800	46,640
Citizens, Inc. (b) (e)	5,145	27,269
CNA Surety Corp. (b)	1,800	32,382
Direct General Corp. (e)	7,041	118,218
Donegal Group, Inc., Class A	2,488	46,152
EMC Insurance Group, Inc.	1,670	48,848
Enstar Group, Inc. (The) (b) (e)	400	33,780
FBL Financial Group, Inc., Class A	2,502	84,192
First Acceptance Corp. (b) (e)	2,900	35,090
FPIC Insurance Group, Inc. (b) (e)	4,160	166,192
Fremont General Corp. (e)	19,180	426,563
Harleysville Group, Inc.	4,058	121,740
Horace Mann Educators Corp.	15,859	276,105
Independence Holding Co.	920	19,421
Infinity Property & Casualty Corp.	7,585	340,111
Kansas City Life Insurance Co.	400	19,940
KMG America Corp. (b)	11,000	99,660
LandAmerica Financial Group, Inc. (e)	6,623	459,504
Midland Co. (The)	1,901	67,790
Navigators Group, Inc. (b)	2,892	136,821
Odyssey Re Holdings Corp. (e)	1,800	43,290
Ohio Casualty Corp.	20,721	614,379
PICO Holdings, Inc. (b) (e)	1,500	49,155
PMA Capital Corp., Class A (b)	10,923	106,827
ProAssurance Corp. (b)	8,517	429,086
RLI Corp.	7,814	387,574
Safety Insurance Group, Inc. (e)	4,500	208,305
Seabright Insurance Holdings (b)	5,700	97,014
Selective Insurance Group, Inc.	9,634	536,228
State Auto Financial Corp.	3,300	116,061
Stewart Information Services Corp. (e)	4,262	184,118
Tower Group, Inc.	6,900	177,192
Triad Guaranty, Inc. (b) (e)	2,434	132,702
U.S.I. Holdings Corp. (b) (e)	11,340	172,368
United Fire & Casualty Co. (e)	5,222	156,347
Zenith National Insurance Co.	8,152	359,666

		7,638,002

	Shares or Principal Amount	Value

Insurance & Life (0.3%)
Delphi Financial Group, Inc.	9,546	$500,115
Great American Financial Resources, Inc.	2,520	53,827
National Western Life Insurance Co., Class A (e)	454	105,328
Phoenix Co., Inc. (The)	35,876	544,956
Presidential Life Corp.	5,581	137,572
Universal American Financial Corp. (b)	8,800	129,712

		1,471,510

Insurance Brokers (0.1%)
Crawford & Co., Class B (e)	7,020	42,401
Hilb, Rogal & Hamilton Co. (e)	9,189	375,646

		418,047

Internet (1.6%)
Alloy, Inc. (b) (e)	4,384	54,625
Applied Digital Solutions, Inc. (b) (e)	11,600	30,740
Arbinet Holdings, Inc. (b)	7,400	63,640
Ariba, Inc. (b) (e)	20,210	186,740
AsiaInfo Holdings, Inc. (b) (e)	15,303	72,383
Audible, Inc. (b) (e)	8,100	87,480
Autobytel, Inc. (b)	11,707	53,267
Blue Coat Systems, Inc. (b) (e)	2,695	58,643
Blue Nile, Inc. (b) (e)	5,368	186,806
Brocade Communications Systems, Inc. (b)	81,207	500,235
CMGI, Inc. (b)	136,047	195,908
CNET Networks, Inc. (b)	42,091	453,741
Drugstore.com, Inc. (b) (e)	14,130	50,020
EarthLink, Inc. (b)	43,185	392,552
eCollege.com (b) (e)	6,765	143,756
Entrust, Inc. (b)	26,962	89,783
Equinix, Inc. (b) (e)	5,260	346,634
Harris Interactive, Inc. (b)	13,200	63,756
Internet Capital Group, Inc. (b) (e)	15,300	143,055
Internet Security, Inc. (b)	11,107	249,241
Interwoven, Inc. (b)	16,761	170,124
iPass, Inc. (b)	14,071	117,071
iVillage, Inc. (b)	11,500	97,290
j2 Global Communications, Inc. (b) (e)	8,165	400,820

112	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Internet (continued)
Jupitermedia Corp. (b) (e)	5,200	$91,624
MatrixOne, Inc. (b)	15,609	112,541
Net.B@nk, Inc.	17,707	123,949
Netflix, Inc. (b) (e)	11,600	343,824
NIC, Inc. (b)	7,600	46,740
Nutri/System, Inc. (b) (e)	7,520	510,307
Openwave Systems, Inc. (b) (e)	26,879	500,218
Overstock.com, Inc. (b) (e)	4,400	113,872
Priceline.com, Inc. (b)	7,599	185,720
Redback Networks, Inc. (b)	12,076	270,502
RightNow Technologies, Inc. (b) (e)	5,300	98,103
S1 Corp. (b) (e)	25,378	131,204
Sohu.com, Inc. (b)	8,646	239,927
Stamps.com, Inc. (b)	5,896	166,267
Stellent, Inc.	8,260	105,811
SupportSoft, Inc. (b) (e)	12,200	55,754
Travelzoo, Inc. (b) (e)	2,060	79,351
TriZetto Group, Inc. (The) (b)	14,998	235,769
United Online, Inc.	18,470	238,078
ValueClick, Inc. (b)	26,449	445,666
Websense, Inc. (b)	16,350	406,461

		8,709,998

Lasers (0.1%)
IntraLase Corp. (b) (e)	2,300	49,404
Ionatron, Inc. (b) (e)	4,920	68,437
Metrologic Instruments, Inc. (b)	5,200	88,348
Rofin-Sinar Technologies, Inc. (b)	5,442	305,351

		511,540

Leisure Products (0.5%)
Atari, Inc. (b)	6,140	4,476
Callaway Golf Co.	21,989	351,384
Coachmen Industries, Inc. (e)	5,280	59,558
Escala Group, Inc. (b) (e)	1,938	53,314
Escalade, Inc.	800	9,216
Great Wolf Resorts, Inc. (b)	3,900	42,705
JAKKS Pacific, Inc. (b) (e)	9,287	210,536
K2, Inc. (b)	11,730	138,297
LIFE TIME FITNESS, Inc. (b) (e)	6,740	308,692
Marine Products Corp. (e)	1,826	19,885
MarineMax, Inc. (b) (e)	3,300	108,108

	Shares or Principal Amount	Value

Leisure Products (continued)
Nautilus Group, Inc. (The) (e)	12,530	$205,492
RC2 Corp. (b)	6,565	259,580
Speedway Motorsports, Inc.	3,600	137,088
Topps Co., Inc. (e)	17,027	150,008
Vail Resorts, Inc. (b)	10,608	398,862
WMS Industries, Inc. (b) (e)	6,485	202,656

		2,659,857

Machinery (1.6%)
Advanced Energy Industries, Inc. (b)	8,745	137,209
AGCO Corp. (b)	30,140	713,413
Alamo Group, Inc.	100	2,132
Albany International Corp., Class A	10,667	417,080
Applied Industrial Technologies, Inc.	9,075	377,066
Astec Industries, Inc. (b)	5,159	203,007
Baldor Electric Co. (e)	9,489	315,035
Blount International, Inc. (b)	7,000	108,430
Briggs & Stratton Corp.	17,180	579,653
Bucyrus International, Inc., Class A	9,171	476,067
Cascade Corp.	3,546	147,159
Cubic Corp. (e)	5,546	127,503
Flowserve Corp. (b)	18,775	1,079,937
Franklin Electric Co., Inc.	6,246	364,329
Gardner Denver, Inc. (b)	8,403	626,276
Gehl Co. (b)	4,750	170,430
Gorman-Rupp	1,175	30,468
Intermagnetics General Corp. (b)	14,352	311,725
Intevac, Inc. (b)	7,200	202,320
Kadant, Inc. (b) (e)	3,303	77,984
Lennox International, Inc.	17,062	556,733
NACCO Industries, Inc.	1,322	212,974
Nordson Corp.	8,632	461,380
Photon Dynamics, Inc. (b)	7,042	134,150
Sauer-Danfoss, Inc.	1,093	25,686
Stewart & Stevenson Services, Inc.	8,814	309,107
Tennant Co.	2,362	120,226
Turbochef Technologies, Inc. (b) (e)	4,900	62,720
Wabtec Corp.	13,773	503,128

		8,853,327

2006 Semiannual Report	113

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Manufactured Housing (0.6%)
Aaon, Inc. (b) (e)	1,100	$30,162
Apogee Enterprises, Inc.	9,030	146,557
Eagle Materials, Inc.	16,670	1,104,388
Fleetwood Enterprises, Inc. (b)	17,561	165,073
Highwood Properties, Inc.	17,904	564,692
Levitt Corp., Class A	4,882	95,492
Monaco Coach Corp. (e)	10,239	142,527
Palm Harbor Homes, Inc. (b) (e)	3,741	81,030
Skyline Corp.	1,118	43,669
WCI Communities, Inc. (b) (e)	9,468	242,665
Williams Scotsman International, Inc. (b)	5,600	137,592
Winnebago Industries, Inc. (e)	9,318	274,415

		3,028,262

Manufacturing (1.1%)
American Superconductor Corp. (b) (e)	12,236	134,107
Applied Films Corp. (b) (e)	6,347	139,126
Armor Holdings, Inc. (b) (e)	11,226	685,571
Champion Enterprises, Inc. (b)	22,884	349,210
Checkpoint Systems, Inc. (b)	12,908	340,126
Cognex Corp.	14,379	383,200
Crane Co.	15,660	661,635
CSS Industries, Inc. (e)	1,605	48,311
Dixie Group, Inc. (The) (b) (e)	1,200	17,544
EnerSys (b) (e)	11,730	164,455
EnPro Industries, Inc. (b) (e)	6,200	228,656
Freightcar America, Inc. (e)	3,300	220,770
Identix, Inc. (b) (e)	30,925	229,154
Jacuzzi Brands, Inc. (b) (e)	26,586	259,745
Lincoln Electric Holdings, Inc.	12,146	665,722
Mine Safety Appliances Co. (e)	8,012	334,902
Myers Industries, Inc.	8,000	141,600
Powell Industries, Inc. (b)	1,769	43,500
Raven Industries, Inc. (e)	5,180	209,945
Reddy Ice Holdings, Inc.	3,500	82,250
Sturm, Ruger & Co., Inc. (e)	9,337	65,546
Valence Technology, Inc. (b) (e)	10,630	26,681
Woodward Governor Co.	7,820	267,835
Young Innovations, Inc.	500	17,825

		5,717,416

	Shares or Principal Amount	Value

Manufacturing & Diversified (0.8%)
A.O. Smith Corp. (e)	6,109	$289,689
Acuity Brands, Inc.	14,751	608,922
Barnes Group, Inc. (e)	6,307	284,256
CLARCOR, Inc.	16,294	570,290
ESCO Technologies, Inc. (b) (e)	7,688	389,782
Federal Signal Corp.	14,643	274,263
Global Power Equipment Group, Inc. (b) (e)	6,600	28,380
Griffon Corp. (b) (e)	10,960	292,303
Imation Corp.	10,200	428,400
Koppers Holdings, Inc.	1,000	20,000
Lancaster Colony Corp.	9,302	381,847
Matthews International Corp., Class A	8,757	304,744
Standex International Corp.	3,754	107,702
Tredegar Industries, Inc.	7,206	115,728

		4,096,306

Medical Equipment & Supplies (1.9%)
Abaxis, Inc. (b) (e)	7,700	201,124
Adeza Biomedical Corp. (b) (e)	2,800	47,964
Allscripts Healthcare Solution, Inc. (b)	11,394	194,040
Amicas, Inc. (b)	13,180	60,101
Arrow International, Inc.	5,344	166,893
Aspect Medical Systems, Inc. (b) (e)	4,280	121,809
Bruker BioSciences Corp. (b)	5,213	30,496
Caliper Life Sciences, Inc. (b) (e)	12,200	74,298
Candela Corp. (b)	8,682	201,857
Cantel Medical Corp. (b) (e)	2,100	30,849
Cepheid, Inc. (b)	13,700	124,807
CONMED Corp. (b) (e)	10,729	233,999
Cyberonics, Inc. (b) (e)	7,639	177,148
DexCom, Inc. (b) (e)	3,500	88,060
Durect Corp. (b) (e)	15,400	74,844
Encore Medical Corp. (b) (e)	16,574	90,826
EPIX Medical, Inc. (b)	9,530	37,072
ev3, Inc. (b) (e)	3,400	53,346
Foxhollow Technologies, Inc. (b) (e)	4,900	152,635
Greatbatch, Inc. (b) (e)	4,930	120,785
Healthtronics Surgical Services, Inc. (b) (e)	11,600	98,600
Hologic, Inc. (b)	13,420	639,731

114	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Medical Equipment & Supplies (continued)
I-Flow Corp. (b) (e)	8,869	$121,328
ICU Medical, Inc. (b)	5,350	220,367
Intuitive Surgical, Inc. (b)	11,357	1,442,339
Kensey Nash Corp. (b) (e)	4,082	123,154
Kyphon, Inc. (b) (e)	9,982	414,752
Landauer, Inc.	1,822	89,642
Laserscope (b) (e)	6,000	142,560
Mannkind Corp. (b) (e)	9,400	188,000
Mentor Corp. (e)	10,059	435,856
Meridian Bioscience, Inc.	6,750	175,230
Merit Medical Systems, Inc. (b) (e)	11,832	138,316
MWI Veterinary Supply, Inc. (b)	600	21,330
Neurometrix, Inc. (b) (e)	2,500	94,300
Oakley, Inc. (e)	6,823	123,906
OraSure Technologies, Inc. (b) (e)	16,573	177,828
PSS World Medical, Inc. (b)	21,276	383,819
Radiation Therapy Services, Inc. (b) (e)	4,200	107,310
Serologicals Corp. (b) (e)	12,269	381,811
Somanetics Corp. (b) (e)	4,200	68,922
Stereotaxis, Inc. (b) (e)	6,600	78,144
STERIS Corp.	20,900	481,118
Surmodics, Inc. (b) (e)	5,523	196,398
Sybron Dental Specialties, Inc. (b)	12,152	571,630
Symmetry Medical, Inc. (b) (e)	2,300	45,770
ThermoGenesis Corp. (b)	8,305	34,300
Viasys Healthcare, Inc. (b)	9,225	268,263
Vital Images, Inc. (b) (e)	4,700	157,121
Vital Signs, Inc.	1,430	71,071
WellCare Health Plans, Inc. (b) (e)	5,050	211,494
Wright Medical Group, Inc. (b) (e)	10,652	250,002
Zoll Medical Corp. (b)	4,546	120,469

		10,357,834

Medical Laboratories (0.1%)
Alliance Imaging, Inc. (b)	1,600	8,384
Applera Corp. – Celera Genomics Group (b)	22,173	265,855
Bio-Reference Laboratories, Inc. (b) (e)	5,200	99,320
Discovery Laboratories, Inc. (b) (e)	17,340	50,459
Orchid Cellmark, Inc. (b) (e)	4,900	22,834

		446,852

	Shares or Principal Amount	Value

Metal Processors (0.7%)
A.M. Castle & Co.	2,500	$90,250
Commercial Metals Co.	18,392	1,000,524
Dynamic Materials Corp. (e)	2,700	103,113
Kaydon Corp. (e)	10,448	448,637
Metal Management, Inc.	7,300	236,885
Mueller Industries, Inc.	11,025	417,627
NN, Inc.	7,585	96,709
Quanex Corp.	11,400	487,464
RBC Bearings, Inc. (b) (e)	4,600	108,974
Steel Technologies, Inc.	4,860	112,898
Sun Hydraulics Corp.	3,450	72,726
Valmont Industries, Inc.	4,400	236,500
Worthington Industries, Inc.	19,700	389,075

		3,801,382

Metals (0.7%)
Brush Engineered Materials, Inc. (b)	7,836	182,657
Century Aluminum Co. (b)	7,827	372,643
Cleveland-Cliffs, Inc. (e)	7,394	632,852
Coeur d’Alene Mines Corp. (b) (e)	92,615	646,453
Compass Minerals International, Inc.	4,200	110,586
Gibraltar Industries, Inc.	7,778	216,151
Hecla Mining Co. (b) (e)	41,918	271,209
RTI International Metals, Inc. (b)	7,135	429,099
Stepan Co.	700	22,085
Stillwater Mining Co. (b) (e)	11,235	190,658
Titanium Metals Corp. (b) (e)	7,472	535,369
USEC, Inc. (e)	24,978	317,221

		3,926,983

Natural Gas (0.2%)
EnergySouth, Inc.	2,200	70,950
Laclede Group, Inc. (The)	6,300	214,830
St. Mary Land & Exploration Co. (e)	17,366	732,151
Syntroleum Corp. (b) (e)	13,208	99,456

		1,117,387

Office Equipment & Supplies (0.4%)
Ennis Business Forms, Inc. (e)	9,300	183,210
Global Imaging Systems, Inc. (b)	8,144	304,178

2006 Semiannual Report	115

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Office Equipment & Supplies (continued)
IKON Office Solutions, Inc.	31,680	$418,177
Interface, Inc. (b)	13,755	176,889
John H. Harland Co.	9,734	403,474
Knoll, Inc.	3,000	65,250
School Specialty, Inc. (b) (e)	8,388	305,072
Standard Register Co.	5,151	70,311
TRM Corp. (b) (e)	6,800	52,088

		1,978,649

Oil & Gas (3.0%)
Alon USA Energy, Inc.	3,700	99,271
Atlas America, Inc. (b)	6,210	313,605
ATP Oil & Gas Corp. (b) (e)	6,400	291,456
Atwood Oceanics, Inc. (b) (e)	9,486	506,078
Berry Petroleum Co. (e)	5,980	440,726
Bill Barrett Corp. (b) (e)	3,600	108,144
Bois d’Arc Energy, Inc. (b)	1,800	30,528
Brigham Exploration Co. (b)	12,702	119,780
Bronco Drilling Co., Inc. (b) (e)	1,800	48,618
Cabot Oil & Gas Corp.	15,649	770,870
Callon Petroleum Co. (b)	4,600	94,944
Carrizo Oil & Gas, Inc. (b) (e)	8,080	237,390
Cheniere Energy, Inc. (b)	16,200	694,170
Cimarex Energy Co.	27,240	1,169,957
Clayton Williams Energy, Inc. (b)	1,500	61,155
Comstock Resources, Inc. (b)	12,156	377,808
Crosstex Energy, Inc. (e)	2,400	175,680
Delta Petroleum Corp. (b)	12,300	246,369
Edge Petroleum Corp. (b)	6,946	160,522
Encore Acquisition Co. (b) (e)	14,270	437,233
Endeavour International Corp. (b) (e)	9,400	30,832
Energy Partners Ltd. (b)	12,280	316,701
EXCO Resources, Inc. (b)	13,300	170,639
FX Energy, Inc. (b) (e)	16,537	89,631
Gasco Energy, Inc. (b)	20,100	112,560
Giant Industries, Inc. (b)	4,800	345,024
Goodrich Petroleum Corp. (b) (e)	4,100	110,864
Grey Wolf, Inc. (b) (e)	67,117	523,513
Hanover Compressor Co. (b) (e)	26,500	534,240
Harvest Natural Resources, Inc. (b) (e)	13,565	182,992
Houston Exploration Co. (The) (b)	10,043	561,605

	Shares or Principal Amount	Value

Oil & Gas (continued)
KCS Energy, Inc. (b)	15,031	$441,160
Lufkin Industries, Inc.	5,104	326,962
McMoRan Exploration Co. (b) (e)	6,507	112,701
Meridian Resource Corp. (The) (b)	26,200	101,656
Newpark Resources, Inc. (b)	25,484	169,723
Oceaneering International, Inc. (b)	8,602	524,980
Parallel Petroleum Corp. (b) (e)	12,500	288,750
Parker Drilling Co. (b)	30,177	253,487
Penn Virginia Corp.	5,060	365,737
Petrohawk Energy Corp. (b) (e)	18,055	227,132
Petroleum Development Corp. (b)	6,056	242,301
Petroquest Energy, Inc. (b)	15,300	180,999
Remington Oil & Gas Corp. (b)	6,980	304,398
Rossetta Resources, Inc. (b)	14,100	283,833
RPC, Inc.	6,601	182,782
Stone Energy Corp. (b)	6,284	295,976
Swift Energy Co. (b)	8,620	365,143
Todco, Class A	16,160	741,259
Toreador Resources Corp. (b) (e)	5,800	178,988
Tri-Valley Corp. (b) (e)	4,500	28,710
W&T Offshore, Inc. (e)	3,500	149,415
Warren Resources, Inc. (b) (e)	7,140	107,957
Western Refining, Inc.	6,100	123,403
Whiting Petroleum Corp. (b)	10,280	434,330
World Fuel Services Corp. (e)	8,720	349,149

		16,143,836

Oil Equipment & Services (1.5%)
Basic Energy Services, Inc. (b) (e)	2,900	96,657
CARBO Ceramics, Inc. (e)	7,124	412,693
Dril-Quip, Inc. (b) (e)	1,913	137,698
Frontier Oil Corp.	18,342	1,110,240
Global Industries Ltd. (b)	28,348	449,883
Helix Energy Solutions Group, Inc. (b) (e)	25,030	971,665
Hercules Offshore, Inc. (b) (e)	4,300	175,827
Holly Corp.	7,186	554,544
Hydril Co. (b)	6,710	537,874
Lone Star Technologies, Inc. (b)	9,134	484,193
Pioneer Drilling Co. (b)	4,600	74,566
SEACOR SMIT, Inc. (b) (e)	6,449	570,414
SJW Corp.	2,800	71,344
Superior Energy Services, Inc. (b)	23,433	753,371

116	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil Equipment & Services (continued)
TETRA Technologies, Inc. (b) (e)	10,262	$504,890
Veritas DGC, Inc. (b) (e)	10,260	491,659
W-H Energy Services, Inc. (b)	8,500	427,125
WD-40 Co.	6,327	198,858

		8,023,501

Oil Field Machinery & Equipment (0.2%)
Gulf Island Fabrication, Inc.	5,187	126,355
Oil States International, Inc. (b)	13,830	558,318
Superior Well Services, Inc. (b) (e)	2,200	71,148
Universal Compression Holdings, Inc. (b)	6,468	361,561

		1,117,382

Paper & Forest Products (0.6%)
Bowater, Inc.	19,800	539,946
Buckeye Technologies, Inc. (b)	5,790	46,610
Caraustar Industries, Inc. (b) (e)	8,724	86,455
Chesapeake Corp. (e)	9,170	129,022
Deltic Timber Corp.	3,156	182,164
Glatfelter & Co.	10,665	199,649
Graphic Packaging Corp. (b)	14,300	38,038
Longview Fibre Co.	15,400	401,324
Mercer International, Inc. (b) (e)	7,920	71,280
Neenah Paper, Inc. (e)	4,400	141,196
Potlatch Corp. (e)	12,342	480,588
Rock-Tenn Co.	6,343	100,663
Schweitzer-Mauduit International, Inc.	4,742	114,804
Universal Forest Products, Inc.	5,646	422,151
Wausau-Mosinee Paper Corp. (e)	12,947	186,178
Xerium Technologies, Inc.	800	7,448

		3,147,516

Pharmaceuticals (2.3%)
Aastrom Biosciences, Inc. (b) (e)	36,200	54,300
Abraxis BioScience, Inc. (b)	1	31
Acadia Pharmaceuticals, Inc. (b) (e)	6,000	69,420
Adams Respiratory Therapeutics, Inc. (b)	3,400	145,826
Alexion Pharmaceuticals, Inc. (b) (e)	10,129	344,285
Altus Pharmaceuticals, Inc. (b)	900	19,656

	Shares or Principal Amount	Value

Pharmaceuticals (continued)
Andrx Corp (b)	23,060	$537,529
Array BioPharma, Inc. (b) (e)	6,400	47,424
AtheroGenics, Inc. (b) (e)	11,434	161,791
Avanir Pharmaceuticals (b) (e)	7,850	92,787
Barrier Therapeutics, Inc. (b) (e)	2,600	24,544
Bioenvision, Inc. (b)	9,700	63,341
BioMarin Pharmaceutical, Inc. (b)	29,368	361,226
BioScrip, Inc. (b)	8,000	44,320
Cell Genesys, Inc. (b) (e)	16,192	110,106
Conor Medsystems, Inc. (b)	1,400	37,800
Cubist Pharmaceuticals, Inc. (b)	16,050	363,854
Dendreon Corp. (b) (e)	17,878	72,763
DOV Pharmaceutical, Inc. (b) (e)	8,820	71,795
Encysive Pharmaceuticals, Inc. (b)	25,877	110,495
Enzon, Inc. (b)	15,800	134,300
First Horizon Pharmaceutical Corp. (b) (e)	7,800	173,706
Geron Corp. (b) (e)	19,217	144,128
ICOS Corp. (b) (e)	21,300	467,109
ImmunoGen, Inc. (b) (e)	17,238	70,331
Inspire Pharmaceuticals, Inc. (b) (e)	12,669	64,612
Inter Parfums, Inc. (e)	1,800	34,110
Introgen Therapeutics, Inc. (b) (e)	8,800	44,088
Isis Pharmaceuticals, Inc. (b) (e)	25,180	216,044
Ista Pharmaceuticals, Inc. (b)	1,973	11,937
Keryx Biopharmaceuticals, Inc. (b) (e)	8,136	138,556
LifeCell Corp. (b) (e)	11,340	306,634
Mannatech, Inc. (e)	4,500	82,665
Medical Co. (b) (e)	17,579	337,868
Medicis Pharmaceutical Corp. (e)	18,760	616,829
Momenta Pharmaceuticals, Inc. (b) (e)	3,500	59,185
Nastech Pharmaceutical Co., Inc. (b) (e)	8,400	127,428
Nektar Therapeutic (b) (e)	29,040	624,649
NeoPharm, Inc. (b) (e)	7,815	62,442
Neurocrine Biosciences, Inc. (b) (e)	12,480	715,852
New River Pharmaceuticals, Inc. (b) (e)	2,600	88,400
NitroMed, Inc. (b) (e)	3,780	31,563
Northfield Laboratories, Inc. (b) (e)	9,700	98,940

2006 Semiannual Report	117

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Pharmaceuticals (continued)
Noven Pharmaceuticals, Inc. (b) (e)	9,400	$177,660
Nuvelo, Inc. (b) (e)	15,123	247,564
Onyx Pharmaceuticals, Inc. (b) (e)	11,775	274,946
Pain Therapeutics, Inc. (b) (e)	11,710	108,435
PainCare Holdings, Inc. (b) (e)	7,500	13,950
Parexel International Corp. (b) (e)	9,471	279,489
Penwest Pharmaceuticals Co. (b)	8,190	163,964
Perrigo Co.	26,931	429,819
Pharmion Corp. (b)	6,280	121,581
POZEN, Inc. (b)	8,950	133,982
PRA International (b)	4,400	102,344
Progenics Pharmaceuticals, Inc. (b) (e)	7,500	175,800
Regeneron Pharmaceuticals, Inc. (b)	9,317	135,283
Renovis, Inc. (b) (e)	6,900	121,716
Salix Pharmaceuticals, Inc. (b)	11,880	162,756
Savient Pharmaceuticals, Inc. (b)	23,100	129,129
SuperGen, Inc. (b) (e)	16,234	87,988
Telik, Inc. (b) (e)	18,006	331,130
Tercica, Inc. (b) (e)	7,600	48,032
United Therapeutics Corp. (b) (e)	7,967	474,435
Vertex Pharmaceuticals, Inc. (b) (e)	35,384	1,286,915

		12,391,587

Pipelines (0.1%)
Aquila, Inc. (b)	111,220	481,582
TransMontaigne, Inc. (b)	9,854	108,000

		589,582

Pollution Control (0.3%)
Aleris International, Inc. (b)	9,000	416,250
Calgon Carbon Corp. (e)	14,748	110,463
Casella Waste Systems, Inc., Class A (b)	5,447	84,701
Clean Harbors, Inc. (b) (e)	7,000	201,460
Duratek, Inc. (b)	5,623	122,750
Flanders Corp. (b) (e)	5,080	52,629
Waste Connections, Inc. (b)	16,536	636,635

		1,624,888

	Shares or Principal Amount	Value

Printing & Publishing (0.4%)
Banta Corp.	7,407	$374,647
Bowne & Co., Inc. (e)	11,988	188,331
Cenveo, Inc. (b) (e)	14,900	252,406
Courier Corp.	1,750	75,495
Hollinger International, Inc.	16,854	134,326
Journal Register Co. (e)	9,761	109,128
Playboy Enterprises, Inc. (b) (e)	5,834	76,950
Presstek, Inc. (b) (e)	10,785	128,989
PRIMEDIA, Inc. (b) (e)	44,100	83,349
ProQuest Co. (b) (e)	7,679	120,560
Scholastic Corp. (b)	8,562	227,235
Thomas Nelson, Inc.	3,440	101,652
Valassis Communications, Inc. (b)	16,800	491,737

		2,364,805

Radio (0.2%)
Beasley Broadcast Group, Inc.	1,330	12,515
Citadel Broadcasting Co. (e)	17,100	160,911
Cox Radio, Inc. (b) (e)	8,500	109,735
Entercom Communications Corp.	9,500	251,465
Radio One, Inc. (b)	29,960	215,412
Saga Communications, Inc. (b)	4,025	36,869
Spanish Broadcasting System, Inc. (b)	17,579	88,950
WorldSpace, Inc., Class A (b) (e)	6,000	35,220

		911,077

Railroads (0.1%)
American Railcar Industries, Inc.	1,600	57,120
Florida East Coast Industries, Inc. (e)	10,860	607,074

		664,194

Real Estate (0.3%)
Avatar Holdings, Inc. (b) (e)	1,592	97,223
California Coastal Communities, Inc. (b)	1,200	44,004
Consolidated-Tomoka Land Co. (e)	1,680	102,782
Getty Realty Corp. (e)	4,135	114,291
HouseValues, Inc. (b) (e)	4,600	42,366
Jones Lang LaSalle, Inc.	11,062	937,616
Tarragon Realty Investors, Inc. (e)	1,787	32,023
Trammell Crow Co. (b)	9,574	372,716

		1,743,021

118	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (4.6%)
Aames Investment Corp.	11,500	$60,950
Acadia Realty Trust	10,099	227,934
Affordable Residential Communities (e)	11,000	100,980
Agree Realty Corp.	2,300	72,312
Alexandria Real Estate Equities, Inc.	6,931	627,949
American Campus Communities, Inc.	4,150	100,223
American Home Mortgage Investment Corp. (e)	12,475	433,132
Anthracite Capital, Inc. (e)	17,351	183,921
Arbor Realty Trust, Inc.	5,580	144,522
Ashford Hospitality Trust	18,100	210,684
Bedford Property Investors, Inc.	6,450	173,892
BioMed Realty Trust, Inc.	12,438	344,284
Bluegreen Corp. (b)	4,600	56,718
Boykin Lodging Co. (b)	8,300	82,336
Brandywine Realty Trust	25,953	734,728
Capital Lease Funding, Inc. (e)	10,600	113,208
Capital Trust, Inc., Class A	2,208	68,669
Cedar Shopping Centers, Inc.	8,900	131,275
CentraCore Properties Trust	6,000	144,000
Colonial Properties Trust (e)	14,712	724,419
Columbia Equity Trust, Inc.	7,600	123,196
Commercial Net Lease Realty (e)	15,105	317,960
Corporate Office Properties Trust	8,490	352,335
Corrections Corporation of America (b) (e)	13,125	589,050
Cousins Properties, Inc.	13,502	424,638
Deerfield Triarc Capital Corp.	9,000	120,060
DiamondRock Hospitality Co.	10,600	151,686
Digital Reality Trust, Inc.	4,900	138,180
EastGroup Properties, Inc.	7,110	317,604
ECC Capital Corp. (e)	16,100	25,277
Education Realty Trust, Inc.	12,000	179,040
Entertainment Properties Trust	9,414	384,750
Equity Inns, Inc.	16,236	263,023
Equity Lifestyle Properties, Inc.	5,736	252,327
Equity One, Inc.	9,635	221,412
Extra Space Storage, Inc. (e)	13,290	208,919
FelCor Lodging Trust, Inc.	13,500	292,275
Fieldstone Investment Co.	16,900	194,350

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
First Industrial Realty Trust, Inc. (e)	15,202	$596,526
First Potomac Realty Trust	5,900	162,781
Glenborough Realty Trust, Inc. (e)	12,394	259,654
Glimcher Realty Trust	11,478	296,132
GMH Communities Trust	12,270	150,921
Government Properties Trust, Inc. (e)	10,280	88,716
Gramercy Capital Corp.	3,700	91,871
Heritage Property Investment (e)	8,953	345,765
Hersha Hospitality Trust	9,900	90,585
Highland Hospitality Corp.	14,200	183,180
Home Properties of New York, Inc.	11,265	563,475
Impac Mortgage Holdings, Inc. (e)	22,728	215,916
Inland Real Estate Corp. (e)	18,840	273,368
Innkeepers USA Trust	17,361	278,123
Investors Real Estate Trust (e)	13,497	127,817
Jer Investors Trust, Inc.	4,300	69,531
Kilroy Realty Corp.	9,461	674,759
Kite Realty Group Trust	8,269	126,268
LaSalle Hotel Properties	11,196	489,601
Lexington Corporate Properties Trust (e)	14,485	312,297
LTC Properties, Inc.	8,940	196,144
Luminent Mortgage Capital, Inc.	16,157	134,103
Maguire Properties, Inc.	10,835	367,957
Medical Properties Trust, Inc.	4,500	48,375
MeriStar Hospitality Corp. (b)	24,409	254,830
MFA Mortgage Investments, Inc.	24,874	170,636
Mid-America Apartment Communities, Inc.	6,692	354,676
MortgageIT Holdings, Inc. (e)	10,185	116,924
National Health Investors, Inc.	6,437	154,874
Nationwide Health Properties, Inc. (e)	22,769	489,989
Newcastle Investment Corp.	12,077	270,646
Newkirk Realty Trust, Inc. (e)	5,500	98,285
Northstar Realty Finance Corp.	13,000	145,730
Omega Healthcare Investors, Inc.	15,400	196,966
One Liberty Properties Inc.	400	8,104
Opteum, Inc., Class A	11,280	97,346
Origen Financial, Inc.	4,900	29,694

2006 Semiannual Report	119

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Parkway Properties, Inc.	4,902	$194,119
Pennsylvania Real Estate Investment Trust (e)	11,967	485,382
Post Properties, Inc.	14,776	645,563
PS Business Parks, Inc.	5,945	308,843
Rait Investment Trust	8,368	216,564
Ramco-Gershenson Properties Trust	6,139	165,937
Redwood Trust, Inc. (e)	5,920	251,422
Republic Property Trust	4,100	46,740
Saul Centers, Inc.	3,245	132,688
Saxon Capital, Inc.	14,100	162,573
Senior Housing Properties Trust	16,762	287,804
Sizeler Property Investors (e)	5,225	75,031
Sovran Self Storage, Inc. (e)	5,701	280,204
Spirit Finance Corp.	20,900	242,440
Strategic Hotel Capital, Inc.	19,652	445,707
Sun Communities, Inc. (e)	6,110	198,881
Sunstone Hotel Investors, Inc.	9,760	280,502
Tanger Factory Outlet Centers, Inc.	8,422	276,073
Taubman Centers, Inc.	17,637	725,585
Trustreet Properties, Inc. (e)	23,627	340,229
U-Store-It Trust	12,710	232,339
Universal Health Realty Income Trust (e)	4,473	143,852
Urstadt Biddle Properties, Inc., Class A (e)	5,980	99,986
Washington Real Estate Investment Trust (e)	11,729	437,140
Winston Hotels, Inc.	9,145	98,492

		24,598,879

Recreational Vehicles & Boats (0.1%)
Arctic Cat, Inc. (e)	5,878	127,141
Thor Industries, Inc. (e)	11,428	576,886

		704,027

Research & Development (0.2%)
Albany Molecular Research, Inc. (b)	8,985	89,850
Antigenics, Inc. (b) (e)	8,750	18,113
Biosite, Inc. (b) (e)	4,871	274,724

	Shares or Principal Amount	Value

Research & Development (continued)
Exponet, Inc. (b) (e)	2,100	$68,355
Forrester Research, Inc. (b)	3,581	87,735
MGI PHARMA, Inc. (b) (e)	25,260	471,857
Neurogen Corp. (b) (e)	3,800	24,168
Senomyx, Inc. (b) (e)	5,800	82,998
Trimeris, Inc. (b) (e)	8,468	95,180

		1,212,980

Residential Building Construction (0.3%)
Ameron International Corp.	3,300	216,777
Beacon Roofing Supply, Inc. (b) (e)	6,640	245,680
BlueLinx Holdings, Inc.	3,580	54,237
Design Within Reach, Inc. (b) (e)	6,543	38,931
Dycom Industries, Inc. (b) (e)	12,296	269,405
Insituform Technologies, Inc. (b) (e)	9,482	241,601
M/I Schottenstein Homes, Inc. (e)	4,492	193,920
William Lyon Homes (b)	1,035	103,552

		1,364,103

Restaurants (1.0%)
AFC Enterprises, Inc. (e)	9,600	133,248
BJ’s Restaurants, Inc. (b) (e)	2,800	73,724
Bob Evans Farms, Inc.	12,484	360,538
Buffalo Wild Wings, Inc. (b)	3,300	142,494
California Pizza Kitchen, Inc. (b) (e)	7,520	237,632
Chipotle Mexican Grill, Inc., Class A (b)	3,400	177,446
CKE Restaurants, Inc. (e)	16,662	263,759
Denny’s Corp. (b)	35,300	174,029
Domino’s Pizza, Inc.	8,000	210,640
IHOP Corp.	6,360	304,771
Jack in the Box, Inc. (b)	10,105	422,389
Landry’s Restaurants, Inc. (e)	5,814	206,223
Lone Star Steakhouse & Saloon, Inc.	7,561	206,113
Luby’s, Inc. (b)	9,100	107,926
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	900	22,500
Morton’s Restaurant Group, Inc. (b)	6,100	102,480

120	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Restaurants (continued)
O’Charley’s, Inc. (b) (e)	9,540	$161,703
P.F. Chang’s China Bistro, Inc. (b) (e)	9,495	404,582
Papa John’s International, Inc. (b)	8,224	274,846
Ruby Tuesday, Inc. (e)	20,560	612,071
Ruth’s Chris Steak House, Inc. (b) (e)	1,900	44,365
Steak n Shake Co. (The) (b) (e)	6,012	114,889
Texas Roadhouse, Inc., Class A (b) (e)	11,100	167,610
Triarc Cos., Inc. (e)	13,190	217,899

		5,143,877

Retail (3.1%)
1-800-FLOWERS.COM (b) (e)	13,846	99,968
99 CENTS Only Stores (b) (e)	11,916	142,158
A.C. Moore Arts & Crafts, Inc. (b) (e)	5,980	111,527
Alexander’s, Inc. (b)	500	139,625
America’s Car-Mart, Inc. (b) (e)	4,486	91,290
Asbury Automotive Group, Inc. (b)	1,500	28,905
Big 5 Sporting Goods Corp.	4,700	87,091
Big Lots, Inc. (b) (e)	33,900	489,855
Blair Corp.	1,895	73,109
Blockbuster, Inc. (e)	67,380	316,686
Bon-Ton Stores, Inc. (The) (e)	3,400	96,798
Build-A-Bear-Workshop, Inc. (b) (e)	3,900	125,970
Building Materials Holding Corp. (e)	10,036	335,403
Cabela’s Inc. (b) (e)	6,900	140,760
Cache, Inc. (b) (e)	6,100	121,207
Carter’s, Inc. (b)	5,024	338,417
Casey’s General Stores, Inc.	17,675	378,068
Cash America International, Inc.	8,854	291,120
Casual Male Retail Group, Inc. (b) (e)	11,806	111,213
Cato Corp.	9,291	210,255
CEC Entertainment, Inc. (b)	9,548	335,135
Charlotte Russe Holding, Inc. (b)	5,936	128,218
Children’s Place Retail Store, Inc. (The) (b) (e)	6,131	378,773
Christopher & Banks Corp. (e)	10,819	285,838

	Shares or Principal Amount	Value

Retail (continued)
Citi Trends, Inc. (b) (e)	2,000	$97,100
Coldwater Creek, Inc. (b) (e)	15,758	440,594
Conn’s, Inc. (b) (e)	2,400	82,008
Cost Plus, Inc. (b) (e)	8,985	158,136
CSK Auto Corp. (b)	16,800	215,880
Digital Theater Systems, Inc. (b) (e)	4,512	84,645
Dress Barn, Inc. (b) (e)	15,224	385,015
Fossil, Inc. (b) (e)	16,260	264,388
Fred’s, Inc. (e)	14,360	203,768
Genesco, Inc. (b)	6,720	277,738
Group 1 Automotive, Inc.	7,603	414,972
Guitar Center, Inc. (b) (e)	9,355	502,925
Gymboree Corp. (b)	10,742	323,119
Haverty Furniture Co., Inc. (e)	3,400	51,340
Hibbet Sporting Goods, Inc. (b)	11,224	340,199
Insight Enterprises, Inc. (b)	16,962	335,339
J. Jill Group, Inc. (b)	7,503	180,222
Jo-Ann Stores, Inc. (b) (e)	6,883	84,386
M&F Worldwide Corp. (b)	2,500	35,375
Movado Group, Inc.	3,762	73,999
Movie Gallery, Inc. (e)	20,707	53,838
New York & Co., Inc. (b)	2,300	35,811
Pantry, Inc. (The) (b)	6,100	403,759
PETCO Animal Supplies, Inc. (b) (e)	16,640	364,416
Pier 1 Imports, Inc. (e)	26,000	313,820
RARE Hospitality International, Inc. (b)	11,901	370,359
Regis Corp.	15,800	554,106
Rent-Way, Inc. (b) (e)	7,463	55,973
Restoration Hardware, Inc. (b) (e)	7,800	53,430
Retail Ventures, Inc. (b) (e)	2,800	45,080
Rush Enterprises, Inc. (b) (e)	9,000	171,630
Sharper Image Corp. (b) (e)	5,865	88,210
Smart & Final, Inc. (b) (e)	3,604	61,088
Sonic Automotive, Inc.	8,752	236,479
Sports Authority, Inc. (The) (b)	7,880	292,821
Stein Mart, Inc.	6,433	101,641
Talbots, Inc.	5,700	135,204
Too, Inc. (b)	10,432	400,797
Tractor Supply Co. (b) (e)	10,583	685,672
Trans World Entertainment Corp. (b) (e)	6,305	33,417

2006 Semiannual Report	121

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Retail (continued)
Tuesday Morning Corp. (e)	10,322	$195,602
United Rentals, Inc. (b)	22,765	812,027
Weis Markets, Inc.	4,283	177,787
WESCO International, Inc. (b)	10,320	773,999
West Marine, Inc. (b) (e)	5,262	77,772
Zale Corp. (b)	17,102	421,564
Zumiez, Inc. (b)	3,200	104,000

		16,428,839

Retail – Food & Drug (0.3%)
Arden Group, Inc., Class A	168	15,555
Ingles Markets, Inc., Class A	5,252	96,374
Longs Drug Stores Corp.	8,768	415,691
Nash-Finch Co. (e)	5,360	123,816
Pathmark Stores, Inc. (b)	19,618	203,046
Ruddick Corp.	10,389	241,129
Spartan Stores, Inc.	7,600	104,956
United Natural Foods, Inc. (b) (e)	13,672	437,094
Wild Oats Markets, Inc. (b)	9,590	164,756

		1,802,417

Semiconductors (3.3%)
Actel Corp. (b)	9,074	145,819
Advanced Analogic Technologies, Inc. (b)	3,900	43,758
AMIS Holdings, Inc. (b)	9,700	100,007
Amkor Technology, Inc. (b) (e)	33,700	407,433
Applied Micro Circuits Corp. (b)	93,140	341,824
Asyst Technologies, Inc. (b)	17,609	178,907
Atmel Corp. (b)	129,720	679,733
ATMI, Inc. (b) (e)	10,057	285,619
Axcelis Technologies, Inc. (b)	36,563	215,356
Brooks Automation, Inc. (b)	23,178	313,367
Cirrus Logic, Inc. (b)	23,647	223,464
COHU, Inc.	8,145	156,303
Conexant Systems, Inc. (b)	144,140	510,256
Credence Systems Corp. (b) (e)	25,637	181,766
Cymer, Inc. (b)	12,413	641,628
Cypress Semiconductor Corp. (b) (e)	47,080	807,892
Diodes, Inc. (b)	6,055	246,681
EMCORE Corp. (b) (e)	12,200	130,052
Emulex Corp. (b)	24,660	447,579

	Shares or Principal Amount	Value

Semiconductors (continued)
Entegris, Inc. (b)	34,819	$354,457
Exar Corp. (b)	14,064	203,787
Fairchild Semiconductor International, Inc. (b)	36,240	749,081
FEI Co. (b) (e)	8,823	191,812
FormFactor, Inc. (b)	13,437	560,189
Genesis Microchip, Inc. (b) (e)	12,644	198,764
Hittite Microwave Corp. (b)	400	15,564
Ikanos Communications (b) (e)	700	12,964
Integrated Device Technology, Inc. (b)	65,730	1,000,410
Ixia (b) (e)	8,236	93,067
IXYS Corp. (b)	5,302	53,603
Kopin Corp. (b)	21,207	117,911
Leadis Technology, Inc. (b) (e)	3,600	22,284
LTX Corp. (b)	18,453	104,813
Mattson Technology, Inc. (b) (e)	15,124	173,775
Microsemi Corp. (b)	19,858	542,521
Microtune, Inc. (b) (e)	12,300	81,672
MIPS Technologies, Inc. (b)	16,574	122,813
MKS Instruments, Inc. (b)	9,923	236,862
Monolithic Power Systems (b)	3,400	62,118
Netlogic Microsystems, Inc. (b) (e)	3,900	157,053
OmniVision Technologies, Inc. (b)	17,428	506,806
ON Semiconductor Corp. (b)	52,808	378,633
Optical Communication Products, Inc. (b)	1,817	4,415
OSI Systems, Inc. (b)	6,876	131,057
Pericom Semiconductor Corp. (b) (e)	6,300	61,488
Photronics Corp. (b)	11,192	201,120
Pixelworks, Inc. (b) (e)	14,030	55,419
PMC-Sierra, Inc. (b)	60,660	754,003
PortalPlayer, Inc. (b) (e)	6,600	72,930
Power Integrations, Inc. (b)	8,931	189,069
Rudolph Technologies, Inc. (b)	9,582	158,870
Semitool, Inc. (b) (e)	4,318	40,114
Semtech Corp. (b)	24,200	453,750
Sigmatel, Inc. (b) (e)	14,920	99,815
Silicon Image, Inc. (b)	23,906	243,841
Silicon Laboratories, Inc. (b)	14,400	671,184
Silicon Storage Technology, Inc. (b)	26,584	121,489

122	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Semiconductors (continued)
SiRF Technology Holdings, Inc. (b)	10,900	$372,235
Skyworks Solutions Co. (b) (e)	55,137	394,230
Spansion, Inc., Class A (b)	11,800	202,016
SunPower Corp., Class A (b) (e)	3,400	130,628
Supertex, Inc. (b)	3,880	149,846
Tessera Technologies, Inc. (b) (e)	13,048	418,449
Transwitch Corp. (b)	39,500	84,135
TriQuint Semiconductor, Inc. (b)	40,839	221,756
Ultratech Stepper, Inc. (b) (e)	8,850	173,814
Veeco Instruments, Inc. (b) (e)	6,642	159,076
Virage Logic Corp. (b) (e)	1,600	20,000
Vitesse Semiconductor Corp. (b) (e)	58,288	107,250
Volterra Semiconductor Corp. (b) (e)	4,300	70,649
X-Rite, Inc. (e)	5,941	77,708

		17,838,759

Services (1.4%)
Advance America Cash Advance Centers, Inc.	19,300	285,447
Alderwoods Group, Inc. (b)	13,941	265,715
American Ecology Corp. (e)	5,500	147,125
aQuantive, Inc. (b)	20,099	503,681
Arbitron, Inc.	8,543	304,643
Central Parking Corp.	2,300	35,075
Clark, Inc.	4,200	55,020
Cogent, Inc. (b) (e)	8,100	132,516
Coinmach Service Corp.	4,400	44,352
Coinstar, Inc. (b)	8,238	224,650
First Advantage Corp., Class A (b) (e)	3,936	106,075
FTI Consulting, Inc. (b)	11,375	326,918
Geo Group, Inc. (The) (b)	2,600	93,184
Healthcare Services Group, Inc. (e)	10,000	213,500
Labor Ready, Inc. (b)	16,094	425,364
Manhattan Associates, Inc. (b)	9,540	207,113
MasTec, Inc. (b)	8,071	99,515
National Healthcare Corp.	1,300	55,315
Odyssey Marine Exploration, Inc. (b)	6,100	21,533
Perini Corp. (b)	4,783	143,633

	Shares or Principal Amount	Value

Services (continued)
Perot Systems Corp., Class A (b) (e)	23,483	$354,124
PHH Corp. (b)	16,920	471,730
Providence Service Corp. (b) (e)	4,700	147,204
Quanta Services, Inc. (b) (e)	35,868	581,780
Rollins, Inc.	8,761	177,410
Secure Computing Corp. (b)	15,491	166,528
Sotheby’s Holdings, Inc. (b)	11,198	335,828
Source Interlink Cos., Inc. (b) (e)	14,484	156,862
Stewart Enterprises, Inc., Class A	29,672	172,098
Tetra Tech, Inc. (b)	18,447	358,425
URS Corp. (b)	13,044	561,806
Vertrue, Inc. (b)	1,900	78,223
Volt Information Sciences, Inc. (b)	1,605	50,365
Waste Services, Inc. (b) (e)	11,600	36,888

		7,339,645

Steel (1.1%)
AK Steel Holding Corp. (b)	33,300	496,503
Carpenter Technology Corp.	7,451	886,296
Chaparral Steel Co. (b)	7,323	462,228
Maverick Tube Corp. (b) (e)	12,147	661,040
NS Group, Inc. (b)	6,286	314,426
Oregon Steel Mills, Inc. (b) (e)	11,391	564,196
Reliance Steel & Aluminum Co.	9,540	848,583
Ryerson Tull, Inc. (e)	9,074	266,594
Schnitzer Steel Industries, Inc. (e)	7,879	309,881
Steel Dynamics, Inc.	15,055	940,034
Wheeling-Pittsburgh Corp. (b) (e)	4,040	86,860

		5,836,641

Technology (1.6%)
American Reprographics Co. (b)	3,600	127,692
Benchmark Electronics, Inc. (b)	18,844	514,441
Black Box Corp.	5,782	271,291
CommScope, Inc. (b)	16,817	555,803
Concur Technologies, Inc. (b) (e)	8,200	127,838
CTS Corp. (e)	11,137	157,143
Digi International, Inc. (b)	9,500	120,175
Dionex Corp. (b)	6,945	417,533
Excel Technology, Inc. (b)	4,819	142,498
Input/Output, Inc. (b) (e)	19,781	199,392
Intergraph Corp. (b)	8,018	352,952

2006 Semiannual Report	123

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Technology (continued)
Kanbay International, Inc. (b) (e)	6,900	$106,950
KEMET Corp. (b)	26,106	282,206
Kronos, Inc. (b) (e)	11,297	515,595
Kulicke & Soffa Industries, Inc. (b)	19,568	177,286
Lattice Semiconductor Corp. (b)	30,445	202,459
Lionbridge Technologies, Inc. (b) (e)	12,800	105,216
Medis Technologies, Inc. (b) (e)	5,777	170,999
Merge Technologies, Inc. (b) (e)	8,560	108,198
Micros Systems, Inc. (b)	12,644	528,519
MTC Technologies, Inc. (b)	3,962	113,432
Ness Technologies, Inc. (b) (e)	5,075	61,661
Opsware, Inc. (b)	20,708	175,190
Orbital Sciences Corp. (b)	16,722	261,699
Plantronics, Inc.	14,440	541,500
Plexus Corp. (b)	14,034	611,322
Progress Software Corp. (b)	12,425	342,806
Sonic Solutions (b) (e)	7,400	131,128
Symmetricom, Inc. (b) (e)	18,400	149,040
Varian Semiconductor Equipment	19,364	634,172
Associates, Inc. (b)
Varian, Inc. (b)	11,169	483,283
Viisage Technology, Inc. (b) (e)	5,620	94,247

		8,783,666

Telecommunications (2.0%)
ADTRAN, Inc.	19,340	486,208
Airspan Networks, Inc. (b) (e)	18,120	110,170
Alaska Communications Systems Holdings, Inc.	8,100	102,141
Align Technology, Inc. (b) (e)	20,892	183,641
Anaren Microwave, Inc. (b)	5,833	119,810
Applied Signal Technology, Inc.	5,798	104,074
Arris Group, Inc. (b)	33,833	400,921
Broadwing Corp. (b) (e)	24,851	345,180
Centennial Communications Corp. (e)	9,700	66,154
Ciena Corp. (b)	175,900	719,431
Cincinnati Bell, Inc. (b)	79,279	332,972
Commonwealth Telephone Enterprises, Inc.	6,748	223,899
Comtech Telecommunications Corp. (b) (e)	8,610	244,955

	Shares or Principal Amount	Value

Telecommunications (continued)
Consolidated Communications Holdings, Inc.	7,500	$114,000
CT Communications, Inc.	5,000	71,000
Ditech Communications Corp. (b)	12,500	117,750
Dobson Communications Corp. (b)	41,940	377,460
Essex Corp (b) (e)	6,700	142,911
FairPoint Communications, Inc.	11,300	149,951
Finisar Corp. (b) (e)	73,980	347,706
General Cable Corp. (b)	14,800	467,236
General Communication, Inc. (b) (e)	19,348	232,176
Globetel Communications Corp. (b) (e)	27,100	46,883
Golden Telecom, Inc.	5,315	162,320
IDT Corp. (b) (e)	15,000	166,500
InfoSpace, Inc. (b) (e)	8,734	222,979
InterVoice-Brite, Inc. (b) (e)	12,956	93,154
Iowa Telecommunications Services, Inc.	9,700	174,988
Level 3 Communications, Inc. (b) (e)	267,140	1,442,555
Neon Communications, Inc. (b) (c) (d)	125	0
NeuStar, Inc., Class A (b)	8,900	312,390
North Pittsburgh Systems, Inc.	2,863	65,133
NTELOS Holdings Corp. (b)	7,100	99,329
Premiere Global Services, Inc. (b)	19,375	151,319
Price Communications Corp. (b) (e)	17,037	295,762
RCN Corp. (b) (e)	5,500	147,070
Regent Communications, Inc. (b)	6,631	28,248
SBA Communications Corp. (b)	27,320	686,278
Shenandoah Telecommunications Co.	1,146	48,934
SureWest Communications	4,000	90,000
Talk America Holdings, Inc. (b)	13,120	119,523
Telkonet, Inc. (b) (e)	14,800	58,460
UbiquiTel, Inc. (b)	24,800	256,928
UTStarcom, Inc. (b) (e)	30,300	210,585
Valor Communications Group, Inc. (e)	13,280	173,304

124	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
Westell Technologies, Inc., Class A (b)	23,629	$93,807
XO Communications, Inc. (b) (c) (d)	5,400	0
Zhone Technologies, Inc. (b)	40,940	99,075

		10,705,270

Tire & Rubber (0.1%)
Bandag, Inc. (e)	3,287	131,874
Cooper Tire & Rubber Co. (e)	21,073	267,628

		399,502

Tobacco (0.1%)
Alliance One International, Inc.	26,121	114,410
Star Scientific, Inc. (b)	19,797	52,066
Universal Corp.	9,787	372,591
Vector Group Ltd.	12,166	218,988

		758,055

Transportation Services (1.3%)
Abx Air, Inc. (b)	14,400	93,312
AMERCO, Inc. (b)	3,204	334,626
Arkansas Best Corp. (e)	9,580	411,174
Bristow Group, Inc. (b)	7,000	251,160
Covenant Transport, Inc., Class A (b) (e)	5,103	70,626
Dynamex, Inc. (b) (e)	1,200	23,112
EGL, Inc. (b)	9,753	455,659
Forward Air Corp. (e)	10,951	439,902
Frozen Food Express Industries, Inc. (b) (e)	1,600	16,336
Genesee & Wyoming, Inc., Class A (b) (e)	9,745	319,344
Greenbrier Cos., Inc.	2,900	116,435
Gulfmark Offshore, Inc. (b)	5,040	138,096
Heartland Express, Inc. (e)	14,585	354,561
Horizon Lines, Inc., Class A	5,300	72,557
Hornbeck Offshore Services, Inc. (b)	4,510	161,954
HUB Group, Inc., Class A (b)	5,270	259,126
Interpool, Inc. (e)	500	10,075
Kansas City Southern Industries, Inc. (b)	22,019	535,061
Kirby Corp. (b)	6,157	453,771

	Shares or Principal Amount	Value

Transportation Services (continued)
Knight Transportation, Inc. (e)	16,445	$321,171
Maritrans, Inc. (e)	5,100	122,349
Marten Transport Ltd. (b)	2,900	63,162
Old Dominion Freight Line, Inc. (b) (e)	9,079	292,344
P.A.M. Transportation Services, Inc. (b) (e)	1,200	32,400
Pacer International, Inc.	12,654	433,906
Pegasus Solutions, Inc. (b) (e)	10,755	101,527
RailAmerica, Inc. (b) (e)	10,219	116,701
SCS Transportation, Inc. (b)	5,925	155,650
Sirva, Inc. (b)	4,100	38,745
Star Maritime Acquisition Corp. (b)	2,000	19,280
TAL International Group, Inc. (b) (e)	4,200	107,940
U.S. Xpress Enterprises, Inc. (b)	5,000	98,200
Universal Truckload Services, Inc. (b)	1,500	45,495
USA Truck, Inc. (b)	3,200	70,240
Werner Enterprises, Inc. (e)	18,462	354,101
Wright Express Corp. (b)	11,400	351,006

		7,241,104

Utilities (1.2%)
ALLETE, Inc.	8,560	400,351
Black Hills Corp.	11,470	417,508
Central Vermont Public Service Corp.	4,600	91,770
CH Energy Group, Inc. (e)	4,763	225,195
Covanta Holding Corp. (b)	32,970	549,940
Duquesne Light Holdings, Inc. (e)	26,724	453,506
Empire District Electric Co. (e)	8,181	186,118
FuelCell Energy, Inc. (b) (e)	15,043	197,515
Headwaters, Inc. (b) (e)	13,744	462,898
IDACORP, Inc. (e)	11,814	402,267
Littlelfuse, Inc. (b)	6,331	204,428
MGE Energy, Inc. (e)	4,963	158,320
Northwestern Corp.	11,600	407,508
Ormat Technologies, Inc. (e)	1,100	37,631
Otter Tail Co.	8,440	251,934
Pike Electric Corp. (b)	4,800	91,824
Sierra Pacific Resources (b)	64,844	915,596

2006 Semiannual Report	125

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Utilities (continued)
Time Warner Telecom, Inc. (b) (e)	16,974	$284,654
UIL Holdings Corp.	4,428	245,975
UniSource Energy Corp.	12,889	389,892

		6,374,830

Warehousing (0.1%)
Mobile Mini, Inc. (b) (e)	12,724	419,638

Water (0.1%)
American States Water Co. (e)	5,001	199,589
California Water Service Group	4,152	176,502
Connecticut Water Service, Inc.	1,211	31,207
Middlesex Water Co. (e)	5,116	95,516
Southwest Water Co. (e)	9,240	141,095

		643,909

Wireless Equipment (0.4%)
Atheros Communications (b) (e)	9,900	251,361
Endwave Corp. (b) (e)	2,700	40,878
Glenayre Technologies, Inc. (b)	26,900	148,757
InPhonic, Inc. (b) (e)	1,680	13,440
InterDigital Communications Corp. (b)	16,200	410,184
Novatel Wireless, Inc. (b) (e)	7,804	78,508
Powerwave Technologies, Inc. (b)	38,205	425,986
SpectraLink Corp.	8,530	101,763
Syniverse Holdings, Inc. (b)	5,000	88,550
Universal Electronics, Inc. (b) (e)	3,656	63,322
USA Mobility, Inc. (e)	8,849	202,554
ViaSat, Inc. (b)	7,923	238,720
Wireless Facilities, Inc. (b) (e)	19,560	85,477

		2,149,500

Total Common Stocks		434,466,632

Cash Equivalents (18.2%)

	Principal Amount	Value

Investments in repurchase agreements (collaterized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, dated 04/28/06, due 05/01/06, repurchase price $97,999,920)	$97,962,123	$97,962,123

Total Cash Equivalents		97,962,123

Short-Term Securities Held as Collateral for Securities Lending (20.7%)
Pool of short-term securities for Gartmore Mutual Funds – Note 2 (Securities Lending)	111,408,941	111,408,941

Total Short-Term Securities Held as Collateral for Securities Lending		111,408,941

Total Investments (Cost $553,443,077) (a) — 119.7%		643,837,696

Liabilities in excess of other assets — (19.7)%		(105,855,588)

NET ASSETS — 100.0%		$537,982,108

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair valued security.

(d)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

(e)	All or part of the security was on loan as of April 30, 2006.

As of April 30, 2006, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contracts	Unrealized Appreciation (Depreciation)
264	Russell 2000	06/16/06	$101,481,600	$3,765,157

*	Cash pledged as collateral.

See notes to financial statements.

126	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund
Assets:
Investments, at value (cost $2,102,493,482; $1,502,536,446; and $1,126,354,408; respectively)	$2,051,373,643	$2,016,417,611	$1,335,290,123
Repurchase agreements, at cost and value	73,006,561	39,782,227	128,157,447

Total Investments	2,124,380,204	2,056,199,838	1,463,447,570

Cash	–	–	48,447
Cash collateral pledged for futures	–	11,751,201	4,428,000
Foreign currency, at value (cost $0; $65,496,441; and $0; respectively)	–	65,996,730	–
Interest and dividends receivable	20,256,231	6,385,351	1,090,333
Receivable for capital shares issued	1,925,019	1,966,041	682,531
Receivable for investments sold	9,546,088	–	–
Unrealized appreciation on forward foreign currency contracts	–	1,187,701	–
Unrealized appreciation on open swap contracts	146,952	–	–
Receivable from adviser	66,915	43,608	31,387
Receivable for variation margin on futures contracts	–	–	803,600
Reclaims receivable	–	352,562	–
Prepaid expenses and other assets	61,494	48,152	37,067

Total Assets	2,156,382,903	2,143,931,184	1,470,568,935

Liabilities:
Payable to custodian	9,667	2,890,690	–
Distributions payable	540	–	–
Payable for investments purchased	178,906,185	27,383,906	796,692
Payable for capital shares redeemed	1,375,369	40,315,525	213,544
Unrealized depreciation on futures	–	–	180
Payable for variation margin on futures contracts	–	691,428	–
Payable for return of collateral received for securities on loan	193,464,899	316,296,060	203,119,354
Accrued expenses and other payables
Investment advisory fees	317,084	382,200	224,964
Fund administration and transfer agent fees	133,709	180,803	90,355
Distribution fees	8,831	13,031	41,924
Administrative services fees	4,286	7,455	26,316
Other	390	6,398	2,915

Total Liabilities	374,220,960	388,167,496	204,516,244

Net Assets	$1,782,161,943	$1,755,763,688	$1,266,052,691

Represented by:
Capital	$1,839,351,958	$1,205,418,333	$997,664,469
Accumulated net investment income (loss)	528,338	8,062,127	1,282,066
Accumulated net realized gains (losses) from investment, futures and foreign currency transactions	(6,745,466)	26,551,457	53,486,648
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(50,972,887)	515,731,771	213,619,508

Net Assets	$1,782,161,943	$1,755,763,688	$1,266,052,691

See notes to financial statements.

2006 Semiannual Report	127

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore Bond Index Fund		Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund
Net Assets:
Class A Shares	$41,957,313		$63,741,384	$201,826,510
Class B Shares	192,026		594,434	1,081,768
Class C Shares	4,977		324,882	514,343
Institutional Class Shares	1,740,007,627		1,691,102,988	1,062,630,070

Total	$1,782,161,943		$1,755,763,688	$1,266,052,691

Shares outstanding (unlimited number of shares authorized):
Class A Shares	3,960,194		6,169,654	12,579,677
Class B Shares	18,126		58,470	68,272
Class C Shares	470		32,458	32,583
Institutional Class Shares	164,334,971		163,366,844	65,788,721

Total	168,313,761		169,627,426	78,469,253

Net asset value and redemption price per share:
Class A Shares	$10.59		$10.33	$16.04
Class B Shares (a)	$10.59		$10.17	$15.85	(c)
Class C Shares (b)	$10.60	(c)	$10.01	$15.79
Institutional Class Shares	$10.59		$10.35	$16.15

Maximum offering price per share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.24		$10.96	$17.02

Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

128	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
Assets:
Investments, at value (cost $2,893,408,104 and $455,480,954; respectively)	$3,316,586,163	$545,875,573
Repurchase agreements, at cost and value	89,341,079	97,962,123

Total Investments	3,405,927,242	643,837,696

Cash collateral pledged for futures	3,087,000	3,564,000
Interest and dividends receivable	3,993,015	610,011
Receivable for capital shares issued	1,219,569	1,030,149
Receivable for investments sold	–	130,580
Unrealized appreciation on futures	62	–
Receivable from adviser	50,517	15,618
Receivable for variation margin on futures contracts	38,543	792,000
Prepaid expenses and other assets	71,932	9,876

Total Assets	3,414,387,880	649,989,930

Liabilities:
Payable to custodian	–	48,087
Payable for investments purchased	30,188,342	388,660
Payable for capital shares redeemed	1,028,041	3,717
Payable for return of collateral received for securities on loan	177,536,038	111,408,941
Accrued expenses and other payables
Investment advisory fees	322,282	85,663
Fund administration and transfer agent fees	257,318	43,808
Distribution fees	86,672	18,576
Administrative services fees	101,039	9,200
Other	29,956	1,170

Total Liabilities	209,549,688	112,007,822

Net Assets	$3,204,838,192	$537,982,108

Represented by:
Capital	$2,800,693,480	$421,239,836
Accumulated net investment income (loss)	3,942,442	922,845
Accumulated net realized gains (losses) from investment, futures and foreign currency transactions	(23,293,539)	21,659,651
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	423,495,809	94,159,776

Net Assets	$3,204,838,192	$537,982,108

See notes to financial statements.

2006 Semiannual Report	129

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
Net Assets:
Class A Shares	$34,471,263	$98,103,775
Class B Shares	6,276,651	505,042
Class C Shares	1,196,237	194,042
Institutional Class Shares	2,485,146,372	439,179,249
Service Class Shares	602,778,471	–
Institutional Service Class Shares	74,842,964	–
Local Fund Shares	126,234	–

Total	$3,204,838,192	$537,982,108

Shares outstanding (unlimited number of shares authorized):
Class A Shares	3,084,673	7,263,450
Class B Shares	563,726	37,687
Class C Shares	107,938	14,494
Institutional Class Shares	221,379,746	32,240,262
Service Class Shares	53,952,721	–
Institutional Service Class Shares	6,673,845	–
Local Fund Shares	11,223	–

Total	285,773,872	39,555,893

Net asset value and redemption price per share:
Class A Shares	$11.18	$13.51
Class B Shares (a)	$11.13	$13.40
Class C Shares (b)	$11.08	$13.39
Institutional Class Shares	$11.23	$13.62
Service Class Shares	$11.17	$–
Institutional Service Class Shares	$11.21	$–
Local Fund Shares	$11.25	$–

Maximum offering price per share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.86	$14.33

Maximum Sales Charge — Class A Shares	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

130	Semiannual Report 2006

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund
INVESTMENT INCOME:
Interest income	$37,286,514	$1,106,791	$3,793,396
Dividend income (net of foreign withholding tax of $0; $1,237,520; and $0; respectively)	–	18,992,794	6,445,914
Income from securities lending	291,885	757,272	211,816

Total Income	37,578,399	20,856,857	10,451,126

Expenses:
Investment advisory fees	1,773,593	2,111,628	1,259,573
Fund administration and transfer agent fees	865,179	847,181	567,102
Distribution fees Class A	52,195	62,483	220,608
Distribution fees Class B	979	2,412	4,942
Distribution fees Class C	4	994	1,597
Administrative services fees Class A	27,560	35,437	128,479
Registration and filing fees	50,881	44,531	40,395
Trustee fees	26,017	24,463	18,135
Other	163,655	158,068	153,902

Total expenses before reimbursed expenses	2,960,063	3,287,197	2,394,733
Earnings credit (Note 5)	(5,602)	(27)	(5,687)
Expenses reimbursed	(314,213)	(285,394)	(201,317)

Total Expenses	2,640,248	3,001,776	2,187,729

Net Investment Income (Loss)	34,938,151	17,855,081	8,263,397

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(3,247,327)	18,737,009	37,637,068
Net realized gains (losses) on futures transactions	–	13,452,269	13,871,233
Net realized gains (losses) on foreign currency transactions	–	(151,526)	–

Net realized gains (losses) on investment, futures and foreign currency transactions	(3,247,327)	32,037,752	51,508,301
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(25,302,276)	277,099,004	97,650,912

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	(28,549,603)	309,136,756	149,159,213

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,388,548	$326,991,837	$157,422,610

See notes to financial statements.

2006 Semiannual Report	131

Statements of Operations (Continued)

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
INVESTMENT INCOME:
Interest income	$1,372,801	$1,817,693
Dividend income	28,540,847	2,383,287
Income from securities lending	178,946	352,140

Total Income	30,092,594	4,553,120

Expenses:
Investment advisory fees	1,841,396	477,364
Fund administration and transfer agent fees	1,419,736	250,895
Distribution fees Class A	36,112	90,697
Distribution fees Class B	29,881	2,431
Distribution fees Class C	5,437	1,078
Distribution fees Service Class	444,445	–
Distribution fees Local Fund Class	42	–
Administrative services fees Class A	2,680	49,038
Administrative services fees Service Class	740,738	–
Administrative services fees Institutional Service Class	90,696	–
Registration and filing fees	54,977	31,848
Trustee fees	47,254	7,497
Other	403,326	50,921

Total expenses before reimbursed expenses	5,116,720	961,769
Earnings credit (Note 5)	(4,163)	(2,806)
Expenses reimbursed	(371,774)	(99,670)

Total Expenses	4,740,783	859,293

Net Investment Income (Loss)	25,351,811	3,693,827

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	581,230	12,402,644
Net realized gains (losses) on futures transactions	3,514,560	7,299,094

Net realized gains (losses) on investment, futures and foreign currency transactions	4,095,790	19,701,738
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	233,151,331	58,285,958

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	237,247,121	77,987,696

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$262,598,932	$81,681,523

See notes to financial statements.

132	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Bond Index Fund				Gartmore International Index Fund
	Six Months Ended April 30, 2006		Year Ended October 31, 2005		Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)				(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$34,938,151		$51,812,730	(c)	$17,855,081	$24,637,588
Net realized gains (losses) on investment, futures, and foreign currency transactions	(3,247,327)		(1,589,885	)(d)	32,037,752	40,158,126
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(25,302,276)		(40,578,235)		277,099,004	123,259,235

Change in net assets resulting from operations	6,388,548		9,644,610		326,991,837	188,054,949

Distributions to Class A Shareholders from:
Net investment income	(831,266)		(1,589,869)		(206,001)	(887,978)
Net realized gains on investments	–		(21,640)		(1,248,104)	(372,809)

Distributions to Class B Shareholders from:
Net investment income	(3,291)		(8,494)		(1,419)	(6,059)
Net realized gains on investments	–		(138)		(12,143)	(2,547)

Distributions to Class C Shareholders from:
Net investment income	(13	) (b)	–		(689)	(1,839	)(a)
Net realized gains on investments	–		–		(4,617)	–

Distributions to Institutional Class Shareholders from:
Net investment income	(34,441,430)		(51,119,187)		(7,476,625)	(30,547,982)
Net realized gains on investments	–		(539,426)		(40,251,609)	(10,207,889)

Change in net assets from shareholder distributions	(35,276,000)		(53,278,754)		(49,201,207)	(42,027,103)

Change in net assets from capital transactions	298,022,796		563,405,652		116,195,483	326,357,828

Change in net assets	269,135,344		519,771,508		393,986,113	472,385,674

Net Assets:
Beginning of period	1,513,026,599		993,255,091		1,361,777,575	889,391,901

End of period	$1,782,161,943		$1,513,026,599		$1,755,763,688	$1,361,777,575

Accumulated net investment income (loss)	$528,338		$866,187		$8,062,127	$(2,108,220)

(a)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(b)	For the period from March 29, 2006 (commencement of operations) through April 30, 2006.
(c)	The amount reported as the “Net investment income (loss)” of $55,530,868 in the October 31, 2005 annual report contained a typographical error, and should have been $51,812,730.
(d)	The amount reported as the “Net realized gains (losses) on investment, futures and foreign currency transactions” of $(1,589,985) in the October 31, 2005 annual report contained a typographical error, and should have been $(1,589,885).

See notes to financial statements.

2006 Semiannual Report	133

Statements of Changes in Net Assets (Continued)

`	Gartmore Mid Cap Market Index Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$8,263,397	$10,106,138
Net realized gains (losses) on investment, futures, and foreign currency transactions	51,508,301	50,293,676
Net change in unrealized appreciation/depreciation on investments, and futures	97,650,912	59,756,849

Change in net assets resulting from operations	157,422,610	120,156,663

Distributions to Class A Shareholders from:
Net investment income	(1,027,410)	(986,365)
Net realized gains on investments	(7,034,770)	(1,521,298)

Distributions to Class B Shareholders from:
Net investment income	(3,067)	(1,707)
Net realized gains on investments	(41,422)	(13,730)

Distributions to Class C Shareholders from:
Net investment income	(1,262)	(561)
Net realized gains on investments	(12,106)	(530)

Distributions to Institutional Class Shareholders from:
Net investment income	(7,414,763)	(8,089,901)
Net realized gains on investments	(39,843,686)	(11,631,944)

Change in net assets from shareholder distributions	(55,378,486)	(22,246,036)

Change in net assets from capital transactions	155,120,694	315,044,639

Change in net assets	257,164,818	412,955,266

Net Assets:
Beginning of period	1,008,887,873	595,932,607

End of period	$1,266,052,691	$1,008,887,873

Accumulated net investment income (loss)	$1,282,066	$1,465,171

See notes to financial statements.

134	Semiannual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore S&P 500 Index Fund		Gartmore Small Cap Index Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$25,351,811	$40,844,963	$3,693,827	$4,288,843
Net realized gains (losses) on investment and futures transactions	4,095,790	9,873,475	19,701,738	20,845,474
Net change in unrealized appreciation/depreciation on investments and futures	233,151,331	116,601,416	58,285,958	12,196,781

Change in net assets resulting from operations	262,598,932	167,319,854	81,681,523	37,331,098

Distributions to Class A Shareholders from:
Net investment income	(209,560)	(229,328)	(340,531)	(639,517)
Net realized gains on investments	(188,636)	–	(2,647,352)	(2,760,397)

Distributions to Class B Shareholders from:
Net investment income	(23,046)	(47,910)	(929)	(1,102)
Net realized gains on investments	(42,333)	–	(18,904)	(14,014)

Distributions to Class C Shareholders from:
Net investment income	(4,519)	(6,857)	(453)	(466)
Net realized gains on investments	(7,675)	–	(8,379)	(1,577)

Distributions to Institutional Class Shareholders from:
Net investment income	(19,451,436)	(30,571,334)	(2,696,797)	(3,706,523)
Net realized gains on investments	(15,461,422)	–	(14,705,614)	(9,044,421)

Distributions to Service Class Shareholders from:
Net investment income	(3,990,538)	(8,422,320)	–	–
Net realized gains on investments	(4,274,411)	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	(536,958)	(1,169,535)	–	–
Net realized gains on investments	(515,810)	–

Distributions to Local Fund Shareholders from:
Net investment income	(1,000)	(2,026)	–	–
Net realized gains on investments	(850)	–

Change in net assets from shareholder distributions	(44,708,194)	(40,449,310)	(20,418,959)	(16,168,017)

Change in net assets from capital transactions	300,101,064	707,220,071	61,815,498	120,267,223

Change in net assets	517,991,802	834,090,615	123,078,062	141,430,304

Net Assets:
Beginning of period	2,686,846,390	1,852,755,775	414,904,046	273,473,742

End of period	$3,204,838,192	$2,686,846,390	$537,982,108	$414,904,046

Accumulated net investment income (loss)	$3,942,442	$2,807,688	$922,845	$267,728

See notes to financial statements.

2006 Semiannual Report	135

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$10.08	0.57	0.93	1.50	(0.57)	(0.08)	(0.65)	$10.93	15.28%		$9,693	0.81%		5.04%		1.12%		4.73%		150.27%
Year Ended October 31, 2002	$10.93	0.47	0.05	0.52	(0.48)	(0.01)	(0.49)	$10.96	5.01%		$38,447	0.72%		4.29%		0.84%		4.17%		124.75%
Year Ended October 31, 2003	$10.96	0.34	0.09	0.43	(0.40)	(0.01)	(0.41)	$10.98	3.96%		$42,292	0.71%		3.07%		0.82%		2.96%		139.66%
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)	–	(0.38)	$11.13	4.94%		$40,757	0.71%		3.25%		0.77%		3.19%		151.56%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	$10.77	0.56%		$42,126	0.71%		3.74%		0.77%		3.69%		153.31%
Six Months Ended April 30, 2006 (Unaudited)	$10.77	0.20	(0.17)	0.03	(0.21)	–	(0.21)	$10.59	0.29%	(e)	$41,957	0.70%	(f)	3.94%	(f)	0.74%	(f)	3.90%	(f)	56.87%

Class B Shares
Period Ended October 31, 2001 (d)	$10.75	0.02	0.18	0.20	(0.02)	–	(0.02)	$10.93	1.85%	(e)	$10	1.41%	(f)	3.05%	(f)	1.63%	(f)	2.83%	(f)	150.27%
Year Ended October 31, 2002	$10.93	0.41	0.05	0.46	(0.42)	(0.01)	(0.43)	$10.96	4.38%		$28	1.33%		3.69%		1.44%		3.58%		124.75%
Year Ended October 31, 2003	$10.96	0.29	0.07	0.36	(0.33)	(0.01)	(0.34)	$10.98	3.34%		$256	1.31%		2.10%		1.41%		2.00%		139.66%
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)	–	(0.32)	$11.13	4.32%		$457	1.31%		2.70%		1.37%		2.65%		151.56%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)	(0.01)	(0.36)	$10.77	(0.04%	)	$218	1.31%		3.18%		1.37%		3.09%		153.31%
Six Months Ended April 30, 2006 (Unaudited)	$10.77	0.17	(0.17)	0.00	(0.18)	–	(0.18)	$10.59	(0.02%	)(e)	$192	1.32%	(f)	3.32%	(f)	1.36%	(f)	3.28%	(f)	56.87%

Class C Shares
Period Ended April 30, 2006 (Unaudited) (g)	$10.68	0.03	(0.08)	(0.05)	(0.03)	–	(0.03)	$10.60	(0.36%	)(e)	$5	1.27%	(f)	3.52%	(f)	1.33%	(f)	3.45%	(f)	56.87%

Institutional Class Shares
Year Ended October 31, 2001	$10.09	0.63	0.91	1.54	(0.63)	(0.08)	(0.71)	$10.92	15.71%		$45,750	0.31%		5.51%		1.10%		4.72%		150.27%
Year Ended October 31, 2002	$10.92	0.52	0.05	0.57	(0.53)	(0.01)	(0.54)	$10.95	5.46%		$185,141	0.31%		4.67%		0.45%		4.53%		124.75%
Year Ended October 31, 2003	$10.95	0.39	0.09	0.48	(0.44)	(0.01)	(0.45)	$10.98	4.47%		$481,326	0.31%		3.34%		0.42%		3.23%		139.66%
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)	–	(0.43)	$11.13	5.36%		$952,042	0.31%		3.69%		0.37%		3.63%		151.56%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	$10.77	0.97%		$1,470,683	0.31%		4.14%		0.37%		4.09%		153.31%
Six Months Ended April 30, 2006 (Unaudited)	$10.77	0.22	(0.17)	0.05	(0.23)	–	(0.23)	$10.59	0.48%	(e)	$1,740,008	0.32%	(f)	4.33%	(f)	0.36%	(f)	4.29%	(f)	56.87%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from October 12, 2001 (commencement of operations) through October 31, 2001.
(e) Not annualized.
(f) Annualized.
(g) For the period from March 29, 2006 (commencement of operations) through April 30, 2006.

See notes to financial statements.

136	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore International Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.65	0.08	(2.28)	(2.20)	(0.08)	–	(0.08)	$6.37	(25.44%	)	$10,877	0.86%		1.17%		3.97%		(1.94%	)	30.18%
Year Ended October 31, 2002	$6.37	0.08	(1.06)	(0.98)	(0.08)	–	(0.08)	$5.31	(15.65%	)	$12,549	0.79%		1.15%		0.96%		0.98%		32.45%
Year Ended October 31, 2003	$5.31	0.09	1.25	1.34	(0.10)	–	(0.10)	$6.55	25.51%		$16,404	0.75%		1.71%		0.88%		1.58%		7.71%
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)	– (g)	(0.09)	$7.63	18.01%		$34,183	0.76%		1.57%		0.82%		1.51%		7.62%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	$8.69	17.83%		$40,565	0.76%		1.81%		0.83%		1.75%		12.24%
Six Months Ended April 30, 2006 (Unaudited)	$8.69	0.07	1.86	1.93	(0.04)	(0.25)	(0.29)	$10.33	22.66%	(e)	$63,741	0.76%	(f)	1.81%	(f)	0.80%	(f)	1.78%	(f)	4.41%

Class B Shares
Year Ended October 31, 2001	$8.62	0.04	(2.30)	(2.26)	(0.04)	–	(0.04)	$6.32	(26.17%	)	$59	1.46%		0.42%		7.41%		(5.53%	)	30.18%
Year Ended October 31, 2002	$6.32	0.03	(1.04)	(1.01)	(0.05)	–	(0.05)	$5.26	(16.12%	)	$80	1.39%		0.64%		1.72%		0.31%		32.45%
Year Ended October 31, 2003	$5.26	0.06	1.24	1.30	(0.08)	–	(0.08)	$6.48	24.88%		$105	1.36%		1.03%		1.48%		0.90%		7.71%
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)	– (g)	(0.05)	$7.54	17.21%		$159	1.36%		0.98%		1.42%		0.92%		7.62%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	$8.57	17.17%		$396	1.36%		1.14%		1.43%		1.07%		12.24%
Six Months Ended April 30, 2006 (Unaudited)	$8.57	0.04	1.83	1.87	(0.02)	(0.25)	(0.27)	$10.17	22.22%	(e)	$594	1.37%	(f)	1.24%	(f)	1.40%	(f)	1.20%	(f)	4.41%

Class C Shares
Period Ended October 31, 2005 (d)	$8.27	0.09	0.19	0.28	(0.11)	–	(0.11)	$8.44	3.63%	(e)	$152	1.36%	(f)	1.57%	(f)	1.43%	(f)	1.50%	(f)	12.24%
Six Months Ended April 30, 2006 (Unaudited)	$8.44	0.03	1.82	1.85	(0.03)	(0.25)	(0.28)	$10.01	22.24%	(e)	$325	1.37%	(f)	1.42%	(f)	1.40%	(f)	1.38%	(f)	4.41%

Institutional Class Shares
Year Ended October 31, 2001	$8.66	0.10	(2.29)	(2.19)	(0.10)	–	(0.10)	$6.37	(25.28%	)	$32,422	0.36%		1.42%		2.60%		(0.82%	)	30.18%
Year Ended October 31, 2002	$6.37	0.09	(1.04)	(0.95)	(0.10)	–	(0.10)	$5.32	(15.20%	)	$119,502	0.36%		1.66%		0.56%		1.46%		32.45%
Year Ended October 31, 2003	$5.32	0.11	1.25	1.36	(0.12)	–	(0.12)	$6.56	25.90%		$359,705	0.36%		1.99%		0.48%		1.87%		7.71%
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)	– (g)	(0.12)	$7.64	18.43%		$855,050	0.36%		1.99%		0.42%		1.93%		7.62%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	$8.70	18.26%		$1,320,858	0.36%		2.17%		0.43%		2.10%		12.24%
Six Months Ended April 30, 2006 (Unaudited)	$8.70	0.09	1.85	1.94	(0.04)	(0.25)	(0.29)	$10.35	22.85%	(e)	$1,691,103	0.37%	(f)	2.14%	(f)	0.41%	(f)	2.10%	(f)	4.41%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from February 14, 2005 (commencement of operations) through October 31, 2005.
(e) Not annualized.
(f) Annualized.
(g) The amount is less than $0.005.

See notes to financial statements.

2006 Semiannual Report	137

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Market Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$11.77	0.07	(1.50)	(1.43)	(0.08)	(0.47)	(0.55)	$9.79	(12.57%	)	$9,028	0.81%		0.56%		1.27%		0.10%		119.76%
Year Ended October 31, 2002	$9.79	0.04	(0.59)	(0.55)	(0.05)	–	(0.05)	$9.19	(5.67%	)	$19,002	0.73%		0.42%		0.83%		0.32%		15.82%
Year Ended October 31, 2003	$9.19	0.04	2.68	2.72	(0.04)	–	(0.04)	$11.87	29.72%		$38,693	0.71%		0.48%		0.82%		0.37%		8.26%
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)	(0.12)	(0.16)	$12.89	10.07%		$65,059	0.70%		0.50%		0.77%		0.44%		15.75%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	$14.68	16.94%		$150,305	0.70%		0.90%		0.77%		0.84%		18.44%
Six Months Ended April 30, 2006 (Unaudited)	$14.68	0.08	2.03	2.11	(0.09)	(0.66)	(0.75)	$16.04	14.78%	(f)	$201,827	0.72%	(g)	1.11%	(g)	0.75%	(g)	1.07%	(g)	11.39%

Class B Shares
Period Ended October 31, 2001 (d)	$11.62	–	(1.83)	(1.83)	–	(0.05)	(0.05)	$9.74	(16.05%	)(f)	$6	1.41%	(g)	(0.38%	)(g)	3.66%	(g)	(2.63%	)(g)	119.76%
Year Ended October 31, 2002	$9.74	(0.01)	(0.58)	(0.59)	(0.02)	–	(0.02)	$9.13	(6.13%	)	$86	1.32%		(0.16%	)	1.44%		(0.28%	)	15.82%
Year Ended October 31, 2003	$9.13	(0.02)	2.66	2.64	–	–	–	$11.77	28.96%		$295	1.31%		(0.13%	)	1.42%		(0.25%	)	8.26%
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	–	(0.12)	(0.12)	$12.75	9.44%		$657	1.31%		(0.10%	)	1.37%		(0.17%	)	15.75%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	$14.50	16.15%		$884	1.31%		0.27%		1.38%		0.21%		18.44%
Six Months Ended April 30, 2006 (Unaudited)	$14.50	0.04	2.02	2.06	(0.05)	(0.66)	(0.71)	$15.85	14.57%	(f)	$1,082	1.32%	(g)	0.51%	(g)	1.35%	(g)	0.47%	(g)	11.39%

Class C Shares
Period Ended October 31, 2003 (e)	$11.43	–	0.33	0.33	–	–	–	$11.76	2.89%	(f)	$21	1.31%	(g)	0.16%	(g)	1.71%	(g)	(0.24%	)(g)	8.26%
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	–	(0.12)	(0.12)	$12.74	9.48%		$26	1.31%		(0.10%	)	1.38%		(0.17%	)	15.75%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	$14.46	16.13%		$225	1.31%		0.28%		1.39%		0.21%		18.44%
Six Months Ended April 30, 2006 (Unaudited)	$14.46	0.04	2.01	2.05	(0.06)	(0.66)	(0.72)	$15.79	14.55%	(f)	$514	1.32%	(g)	0.47%	(g)	1.35%	(g)	0.44%	(g)	11.39%

Institutional Class Shares
Year Ended October 31, 2001	$11.80	0.10	(1.49)	(1.39)	(0.10)	(0.47)	(0.57)	$9.84	(12.17%	)	$26,719	0.31%		1.08%		1.00%		0.39%		119.76%
Year Ended October 31, 2002	$9.84	0.08	(0.58)	(0.50)	(0.09)	–	(0.09)	$9.25	(5.19%	)	$84,128	0.31%		0.84%		0.44%		0.71%		15.82%
Year Ended October 31, 2003	$9.25	0.08	2.70	2.78	(0.08)	–	(0.08)	$11.95	30.21%		$247,960	0.31%		0.87%		0.42%		0.76%		8.26%
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)	(0.12)	(0.23)	$12.96	10.47%		$530,191	0.31%		0.89%		0.37%		0.83%		15.75%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	$14.77	17.41%		$857,475	0.31%		1.27%		0.38%		1.21%		18.44%
Six Months Ended April 30, 2006 (Unaudited)	$14.77	0.11	2.05	2.16	(0.12)	(0.66)	(0.78)	$16.15	15.03%	(f)	$1,062,630	0.32%	(g)	1.51%	(g)	0.36%	(g)	1.47%	(g)	11.39%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from May 25, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f) Not annualized.
(g) Annualized.

See notes to financial statements.

138	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore S&P 500 Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2001	$12.46	0.06	(3.17)	(3.11)	(0.06)	(0.17)	(0.23)	$9.12	(25.24%	)	$3,237	0.63%		0.70%		1.03%		0.30%		1.85%
Year Ended October 31, 2002	$9.12	0.09	(1.50)	(1.41)	(0.09)	–	(0.09)	$7.62	(15.62%	)	$3,942	0.52%		1.06%		0.61%		0.97%		3.06%
Year Ended October 31, 2003	$7.62	0.10	1.41	1.51	(0.09)	–	(0.09)	$9.04	20.03%		$5,795	0.48%		1.28%		0.56%		1.21%		1.30%
Year Ended October 31, 2004	$9.04	0.11	0.70	0.81	(0.11)	–	(0.11)	$9.74	8.99%		$7,822	0.50%		1.18%		0.54%		1.13%		1.71%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	–	(0.17)	$10.36	8.11%		$24,805	0.50%		1.49%		0.56%		1.43%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.36	0.08	0.90	0.98	(0.08)	(0.08)	(0.16)	$11.18	9.48%	(e)	$34,471	0.50%	(f)	1.53%	(f)	0.52%	(f)	1.51%	(f)	1.41%
Class B Shares
Year Ended October 31, 2001	$12.42	0.01	(3.16)	(3.15)	(0.01)	(0.17)	(0.18)	$9.09	(25.65%	)	$1,879	1.23%		0.11%		2.21%		(0.87%	)	1.85%
Year Ended October 31, 2002	$9.09	0.03	(1.50)	(1.47)	(0.03)	–	(0.03)	$7.59	(16.24%	)	$2,423	1.23%		0.35%		1.39%		0.19%		3.06%
Year Ended October 31, 2003	$7.59	0.04	1.41	1.45	(0.04)	–	(0.04)	$9.00	19.14%		$3,713	1.23%		0.54%		1.30%		0.47%		1.30%
Year Ended October 31, 2004	$9.00	0.05	0.69	0.74	(0.04)	–	(0.04)	$9.70	8.23%		$4,820	1.23%		0.45%		1.27%		0.41%		1.71%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	–	(0.09)	$10.33	7.45%		$5,707	1.23%		0.90%		1.28%		0.86%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.33	0.04	0.88	0.92	(0.04)	(0.08)	(0.12)	$11.13	8.93%	(e)	$6,277	1.23%	(f)	0.82%	(f)	1.25%	(f)	0.80%	(f)	1.41%
Class C Shares
Period Ended October 31, 2003 (d)	$8.83	–	0.18	0.18	–	–	–	$9.01	2.04%	(e)	$10	1.23%	(f)	0.48%	(f)	1.23%	(f)	0.48%	(f)	1.30%
Year Ended October 31, 2004	$9.01	0.05	0.67	0.72	(0.06)	–	(0.06)	$9.67	8.06%		$250	1.23%		0.46%		1.27%		0.42%		1.71%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	–	(0.11)	$10.28	7.44%		$831	1.23%		0.71%		1.28%		0.65%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.28	0.04	0.88	0.92	(0.04)	(0.08)	(0.12)	$11.08	9.01%	(e)	$1,196	1.23%	(f)	0.80%	(f)	1.25%	(f)	0.77%	(f)	1.41%
Institutional Class Shares
Year Ended October 31, 2001	$12.49	0.11	(3.17)	(3.06)	(0.11)	(0.17)	(0.28)	$9.15	(24.84%	)	$107,955	0.23%		1.10%		0.29%		1.04%		1.85%
Year Ended October 31, 2002	$9.15	0.11	(1.51)	(1.40)	(0.11)	–	(0.11)	$7.64	(15.44%	)	$235,333	0.23%		1.37%		0.33%		1.27%		3.06%
Year Ended October 31, 2003	$7.64	0.11	1.43	1.54	(0.11)	–	(0.11)	$9.07	20.39%		$620,598	0.23%		1.52%		0.30%		1.45%		1.30%
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)	–	(0.13)	$9.77	8.86%		$1,247,061	0.23%		1.45%		0.27%		1.41%		1.71%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	–	(0.19)	$10.41	8.55%		$2,007,290	0.23%		1.86%		0.28%		1.81%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.41	0.09	0.90	0.99	(0.09)	(0.08)	(0.17)	$11.23	9.58%	(e)	$2,485,146	0.23%	(f)	1.81%	(f)	0.26%	(f)	1.78%	(f)	1.41%
Service Class Shares
Year Ended October 31, 2001	$12.45	0.07	(3.17)	(3.10)	(0.07)	(0.17)	(0.24)	$9.11	(25.22%	)	$233,943	0.63%		0.70%		0.69%		0.64%		1.85%
Year Ended October 31, 2002	$9.11	0.08	(1.50)	(1.42)	(0.08)	–	(0.08)	$7.61	(15.73%	)	$266,515	0.63%		0.94%		0.72%		0.85%		3.06%
Year Ended October 31, 2003	$7.61	0.09	1.41	1.50	(0.08)	–	(0.08)	$9.03	19.89%		$413,554	0.63%		1.14%		0.70%		1.06%		1.30%
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)	–	(0.10)	$9.73	9.24%		$523,127	0.63%		1.05%		0.67%		1.01%		1.71%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	–	(0.15)	$10.36	8.06%		$578,102	0.63%		1.51%		0.67%		1.47%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.36	0.07	0.89	0.96	(0.07)	(0.08)	(0.15)	$11.17	9.31%	(e)	$602,778	0.63%	(f)	1.42%	(f)	0.66%	(f)	1.40%	(f)	1.41%
Institutional Service Class Shares
Year Ended October 31, 2001	$12.48	0.08	(3.17)	(3.09)	(0.08)	(0.17)	(0.25)	$9.14	(25.04%	)	$35,097	0.48%		0.84%		0.54%		0.78%		1.85%
Year Ended October 31, 2002	$9.14	0.09	(1.50)	(1.41)	(0.09)	–	(0.09)	$7.64	(15.56%	)	$41,498	0.48%		1.09%		0.57%		1.00%		3.06%
Year Ended October 31, 2003	$7.64	0.10	1.42	1.52	(0.09)	–	(0.09)	$9.07	20.11%		$55,197	0.48%		1.29%		0.55%		1.21%		1.30%
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)	–	(0.11)	$9.77	9.14%		$69,569	0.48%		1.21%		0.52%		1.16%		1.71%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	–	(0.17)	$10.40	8.29%		$69,996	0.48%		1.68%		0.52%		1.63%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.40	0.08	0.89	0.97	(0.08)	(0.08)	(0.16)	$11.21	9.36%	(e)	$74,843	0.48%	(f)	1.57%	(f)	0.51%	(f)	1.55%	(f)	1.41%
Local Fund Shares
Year Ended October 31, 2001	$12.48	0.07	(3.14)	(3.07)	(0.07)	(0.17)	(0.24)	$9.17	(24.91%	)	$96	0.35%		0.94%		0.37%		0.92%		1.85%
Year Ended October 31, 2002	$9.17	0.11	(1.52)	(1.41)	(0.10)	–	(0.10)	$7.66	(15.47%	)	$81	0.31%		1.25%		0.39%		1.17%		3.06%
Year Ended October 31, 2003	$7.66	0.12	1.42	1.54	(0.11)	–	(0.11)	$9.09	20.26%		$97	0.30%		1.47%		0.37%		1.40%		1.30%
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)	–	(0.13)	$9.79	8.85%		$106	0.30%		1.38%		0.34%		1.34%		1.71%
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)	–	(0.19)	$10.43	8.45%		$115	0.30%		1.85%		0.35%		1.80%		5.28%
Six Months Ended April 30, 2006 (Unaudited)	$10.43	0.09	0.90	0.99	(0.09)	(0.08)	(0.17)	$11.25	9.52%	(e)	$126	0.30%	(f)	1.75%	(f)	0.33%	(f)	1.72%	(f)	1.41%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(e) Not annualized.
(f) Annualized.

See notes to financial statements.

2006 Semiannual Report	139

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.67	0.07	(1.32)	(1.25)	(0.08)	–	(0.08)	$8.34	(12.95%	)	$4,098	0.79%		0.75%		1.64%		(0.10%	)	50.19%
Year Ended October 31, 2002	$8.34	0.05	(1.07)	(1.02)	(0.05)	–	(0.05)	$7.27	(12.29%	)	$11,079	0.71%		0.71%		0.97%		0.45%		34.77%
Year Ended October 31, 2003	$7.27	0.05	2.98	3.03	(0.05)	–	(0.05)	$10.25	41.89%		$42,343	0.69%		0.61%		0.83%		0.47%		25.63%
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)	(0.17)	(0.22)	$11.15	11.08%		$62,688	0.69%		0.56%		0.77%		0.48%		24.10%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	$11.90	11.67%		$65,751	0.69%		0.90%		0.77%		0.82%		24.14%
Six Months Ended April 30, 2006 (Unaudited)	$11.90	0.07	2.09	2.16	(0.06)	(0.49)	(0.55)	$13.51	18.67%	(f)	$98,104	0.68%	(g)	1.22%	(g)	0.73%	(g)	1.18%	(g)	10.28%

Class B Shares
Period Ended October 31, 2002 (d)	$8.84	0.03	(1.59)	(1.56)	(0.03)	–	(0.03)	$7.25	(17.68%	)(f)	$89	1.29%	(g)	0.15%	(g)	1.55%	(g)	(0.11%	)(g)	34.77%
Year Ended October 31, 2003	$7.25	–	2.97	2.97	(0.01)	–	(0.01)	$10.21	40.98%		$249	1.29%		0.04%		1.44%		(0.11%	)	25.63%
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	–	(0.17)	(0.17)	$11.08	10.28%		$424	1.29%		(0.04%	)	1.37%		(0.12%	)	24.10%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	$11.82	10.98%		$444	1.29%		0.28%		1.37%		0.21%		24.14%
Six Months Ended April 30, 2006 (Unaudited)	$11.82	0.03	2.06	2.09	(0.02)	(0.49)	(0.51)	$13.40	18.20%	(f)	$505	1.30%	(g)	0.61%	(g)	1.34%	(g)	0.56%	(g)	10.28%

Class C Shares
Period Ended October 31, 2003 (e)	$9.91	–	0.29	0.29	–	–	–	$10.20	2.93%	(f)	$21	1.29%	(g)	0.07%	(g)	1.38%	(g)	(0.02%	)(g)	25.63%
Year Ended October 31, 2004	$10.20	–	1.06	1.06	(0.01)	(0.17)	(0.18)	$11.08	10.48%		$39	1.29%		(0.04%	)	1.37%		(0.12%	)	24.10%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	$11.80	10.99%		$200	1.29%		0.23%		1.37%		0.16%		24.14%
Six Months Ended April 30, 2006 (Unaudited)	$11.80	0.04	2.07	2.11	(0.03)	(0.49)	(0.52)	$13.39	18.33%	(f)	$194	1.30%	(g)	0.60%	(g)	1.34%	(g)	0.56%	(g)	10.28%

Institutional Class Shares
Year Ended October 31, 2001	$9.70	0.11	(1.32)	(1.21)	(0.11)	–	(0.11)	$8.38	(12.54%	)	$11,366	0.29%		1.30%		1.94%		(0.35%	)	50.19%
Year Ended October 31, 2002	$8.38	0.08	(1.06)	(0.98)	(0.08)	–	(0.08)	$7.32	(11.80%	)	$33,247	0.29%		1.14%		0.58%		0.85%		34.77%
Year Ended October 31, 2003	$7.32	0.08	3.00	3.08	(0.08)	–	(0.08)	$10.32	42.49%		$99,904	0.29%		1.04%		0.44%		0.89%		25.63%
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)	(0.17)	(0.27)	$11.24	11.51%		$210,322	0.29%		0.97%		0.37%		0.88%		24.10%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	$12.00	12.11%		$348,509	0.29%		1.28%		0.37%		1.21%		24.14%
Six Months Ended April 30, 2006 (Unaudited)	$12.00	0.10	2.09	2.19	(0.08)	(0.49)	(0.57)	$13.62	18.82%	(f)	$439,179	0.30%	(g)	1.61%	(g)	0.34%	(g)	1.57%	(g)	10.28%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 29, 2001 (commencement of operations) through October 31, 2002.
(e)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

140	Semiannual Report 2006

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Bond Index Fund (“Bond Index”)

- Gartmore International Index Fund (“International Index”)

- Gartmore Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Gartmore S&P 500 Index Fund (“S&P 500 Index”)

- Gartmore Small Cap Index Fund (“Small Cap Index”)

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial

2006 Semiannual Report	141

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

142	Semiannual Report 2006

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

2006 Semiannual Report	143

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

(g)	Swap Contracts

The Funds may engage in swap contracts in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap contracts. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller.

At April 30, 2006, Bond Index’s open swap contracts were as follows:

Description	Expiration Date	Underlying Notional Value	Unrealized Appreciation (Depreciation)
Index Swap with Morgan Stanley Capital Services Inc., pays net of the total return of the Lehman Brothers CMBS Investment Grade plus 100 bps minus Libor minus 25 bps. Gartmore Bond Index Fund receives positive pays negative	10/01/06	$72,000,000	$146,952

(h)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar roll and included in investment income on the Statement of Operations. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund’s Board of Trustees.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid

144	Semiannual Report 2006

investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at April 30, 2006, was pooled and invested in the following:

Security Type	Security Name	Market Value	Maturity Rate	Maturity Date
Bank Note – Floating Rate	Bank of America	$61,700,000	4.81%	05/01/06
Bank Note – Floating Rate	U.S. Bank N.A.	21,993,690	4.82%	05/02/06
Commercial Paper	Lexington Parker Capital	59,776,800	4.98%	05/23/06
Funding Agreement – GIC	GE Life and Annuity	23,700,000	5.00%	05/15/06
Funding Agreement – GIC	General Electric Capital Corp.	9,000,000	4.99%	06/15/06
Funding Agreement – GIC	ING USA	25,000,000	4.84%	05/18/06
Funding Agreement – GIC	Protective Life Insurance Company	40,000,000	5.25%	07/31/06
Master Note – Floating	Bank of America CORP (MN)	12,500,000	4.95%	05/01/06
Master Note – Floating	CDC Financial Product Inc.	123,000,000	4.98%	05/01/06
Master Note – Floating	Citigroup Global Markets Inc.	90,000,000	4.95%	05/01/06
Master Note – Floating	Goldman Sachs Group, Inc.	50,000,000	4.89%	05/02/06
Master Note – Floating	Merrill Lynch Mortgage Capital	45,000,000	4.98%	05/01/06
Medium Term Note – Floating	Alliance and Leister PLC	20,000,000	4.84%	05/08/06
Medium Term Note – Floating	American Express Credit Corp.	5,000,000	4.86%	05/12/06
Medium Term Note – Floating	ASIF Global Funding XV	13,018,176	4.93%	05/01/06
Medium Term Note – Floating	BETA Finance Inc.	8,000,000	4.87%	05/01/06
Medium Term Note – Floating	CC USA Inc.	15,993,600	4.88%	05/01/06
Medium Term Note – Floating	Deutshce Bank Financial	15,000,000	5.00%	05/01/06
Medium Term Note – Floating	Dorada Finance Inc.	18,000,000	4.87%	05/01/06
Medium Term Note – Floating	Five Finance Inc.	20,995,800	4.88%	05/01/06
Medium Term Note – Floating	General Electric Capital Corp.	17,501,500	4.86%	06/08/06
Medium Term Note – Floating	ISLANDSBANKI HF Corp.	35,500,000	5.00%	05/22/06
Medium Term Note – Floating	MBIA Global Funding LLC	24,000,000	4.87%	05/01/06
Medium Term Note – Floating	Northern Rock PLC	4,000,000	4.94%	06/09/06
Medium Term Note – Floating	Pacific Life Global Funding	30,000,000	5.18%	07/26/06
Medium Term Note – Floating	Royal Bank of Scotland Group PLC	25,000,000	4.98%	06/30/06
Medium Term Note – Floating	Sigma Finance Inc.	9,600,584	4.84%	05/01/06
Medium Term Note – Floating	Tango Finance Corp.	19,994,143	4.89%	05/01/06
Medium Term Note – Floating	Unicredito Italiano Bank (IRE) PLC	19,200,000	4.86%	05/09/06
Medium Term Note – Floating	West Corp Federal Credit Union	9,000,000	4.91%	05/15/06
Repurchase Agreement	Nomura Securities	129,791,136	4.79%	05/01/06

Information on the investment of cash collateral is shown in the Statements of Investments.

2006 Semiannual Report	145

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

As of April 30, 2006, the following Funds had securities with the following values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*
Bond Index	$384,977,811	$392,486,795
International Index	300,880,597	316,296,060
Mid Cap Market Index	199,992,194	203,119,354
S&P 500 Index	174,204,851	177,536,038
Small Cap Index	109,263,144	111,408,941
*	Includes securities and cash collateral

(k)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for the Bond Index Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Index	$2,175,971,294	$871,823	$(52,462,913)	(51,591,090)
International Index	1,550,614,313	17,798,008,464	(17,292,422,939)	505,585,525
Mid Cap Market Index	1,256,257,574	232,222,150	(25,032,154)	207,189,996
S&P 500 Index	3,017,609,637	532,820,982	(144,503,377)	388,317,605
Small Cap Index	554,873,684	108,062,098	(19,098,086)	88,964,012

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

146	Semiannual Report 2006

(n)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Bond Index			International Index
	Six Months Ended April 30, 2006		Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited	)		(Unaudited )
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$5,496,980		$11,921,461	$20,670,586	$26,347,086
Dividends reinvested	829,560		1,766,838	1,437,942	1,249,230
Cost of shares redeemed	(5,791,167)		(10,926,951)	(7,810,954)	(26,127,338)

	535,373		2,761,348	14,297,574	1,468,978

Class B Shares
Proceeds from shares issued (a)	17,720		86,753	110,702	235,088
Dividends reinvested	1,922		9,945	11,918	7,847
Cost of shares redeemed	(41,912)		(326,869)	(8,982)	(46,512)

	(22,270)		(230,171)	113,638	196,423

Class C Shares
Proceeds from shares issued (a)	5,000	(c)	–	137,133	150,474	(b)
Dividends reinvested	13	(c)	–	2,834	945	(b)
Cost of shares redeemed	–	(c)	–	(2,210)	(2,509	)(b)

	5,013		–	137,757	148,910

Institutional Class Shares
Proceeds from shares issued (a)	310,487,975		561,634,706	195,881,267	477,687,940
Dividends reinvested	34,441,408		55,627,987	47,727,977	40,755,707
Cost of shares redeemed	(47,424,703)		(56,388,218)	(141,962,730)	(193,900,130)

	297,504,680		560,874,475	101,646,514	324,543,517

Change in net assets from capital transactions	$298,022,796		$563,405,652	$116,195,483	$326,357,828

(a)	Includes redemption fees, if any.
(b)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(c)	For the period from March 29, 2006 (commencement of operations) through April 30, 2006.

2006 Semiannual Report	147

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Bond Index			International Index
	Six Months Ended April 30, 2006		Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited	)		(Unaudited )
SHARE TRANSACTIONS:
Class A Shares
Issued	511,321		1,083,235	2,167,152	3,186,846
Reinvested	77,204		160,606	156,889	150,754
Redeemed	(538,879)		(994,100)	(823,139)	(3,149,382)

	49,646		249,741	1,500,902	188,218

Class B Shares
Issued	1,651		7,897	11,915	29,541
Reinvested	179		902	1,326	962
Redeemed	(3,896)		(29,622)	(968)	(5,414)

	(2,066)		(20,823)	12,273	25,089

Class C Shares
Issued	469	(c)	–	14,430	18,137	(b)
Reinvested	1	(c)	–	320	118	(b)
Redeemed	–	(c)	–	(239)	(308	)(b)

	470		–	14,511	17,947

Institutional Class Shares
Issued	28,930,430		51,110,919	20,755,291	57,463,660
Reinvested	3,208,184		5,061,735	5,195,889	4,907,293
Redeemed	(4,411,574)		(5,130,492)	(14,444,922)	(22,470,829)

	27,727,040		51,042,162	11,506,258	39,900,124

Total change in shares	27,775,090		51,271,080	13,033,944	40,131,378

(a)	Includes redemption fees, if any.
(b)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(c)	For the period from March 29, 2006 (commencement of operations) through April 30, 2006.

148	Semiannual Report 2006

	Mid Cap Market Index		S&P 500 Index		Small Cap Index
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited )		(Unaudited )		(Unaudited )
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$36,633,928	$98,144,558	$10,262,943	$22,204,730	$31,139,469	$30,542,516
Dividends reinvested	7,674,678	2,318,171	371,305	220,161	2,975,443	3,382,379
Cost of shares redeemed	(8,465,686)	(28,200,639)	(3,055,772)	(5,798,251)	(10,981,982)	(35,279,663)

	35,842,920	72,262,090	7,578,476	16,626,640	23,132,930	(1,354,768)

Class B Shares
Proceeds from shares issued (a)	107,788	227,014	666,255	1,517,492	63,077	83,965
Dividends reinvested	38,641	14,359	44,798	35,761	19,117	14,247
Cost of shares redeemed	(35,812)	(106,040)	(587,214)	(984,230)	(83,178)	(106,390)

	110,617	135,333	123,839	569,023	(984)	(8,178)

Class C Shares
Proceeds from shares issued (a)	283,694	252,062	442,622	1,256,656	19,107	174,494
Dividends reinvested	2,574	648	2,383	2,602	1,188	1,080
Cost of shares redeemed	(23,252)	(61,173)	(157,658)	(693,175)	(53,904)	(18,545)

	263,016	191,537	287,347	566,083	(33,609)	157,029

Institutional Class Shares
Proceeds from shares issued (a)	121,884,520	286,440,128	334,893,574	749,189,581	52,913,896	132,154,739
Dividends reinvested	47,258,384	19,721,809	34,862,735	30,520,255	17,402,360	12,750,909
Cost of shares redeemed	(50,238,763)	(63,706,258)	(57,082,342)	(106,627,479)	(31,599,095)	(23,432,508)

	118,904,141	242,455,679	312,673,967	673,082,357	38,717,161	121,473,140

Service Class Shares
Proceeds from shares issued (a)	–	–	22,117,184	83,776,172	–	–
Dividends reinvested	–	–	8,264,913	8,422,320	–	–
Cost of shares redeemed	–	–	(50,328,843)	(71,764,682)	–	–

	–	–	(19,946,746)	20,433,810	–	–

Institutional Service Class Shares
Proceeds from shares issued (a)	–	–	4,774,681	11,593,467	–	–
Dividends reinvested	–	–	1,052,763	1,169,535	–	–
Cost of shares redeemed	–	–	(6,445,112)	(16,822,870)	–	–

	–	–	(617,668)	(4,059,868)	–	–

Local Fund Shares
Dividends reinvested	–	–	1,849	2,026	–	–

	–	–	1,849	2,026	–	–

Change in net assets from capital transactions	$155,120,694	$315,044,639	$300,101,064	$707,220,071	$61,815,498	$120,267,223

(a)	Includes redemption fees, if any.

2006 Semiannual Report	149

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Mid Cap Market Index		S&P 500 Index		Small Cap Index
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited )		(Unaudited )		(Unaudited )
SHARE TRANSACTIONS:
Class A Shares
Issued	2,370,555	6,977,286	936,899	2,132,450	2,363,239	2,585,251
Reinvested	513,621	165,326	34,319	21,314	245,927	282,319
Redeemed	(546,601)	(1,947,668)	(280,055)	(563,477)	(869,108)	(2,964,492)

	2,337,575	5,194,944	691,163	1,590,287	1,740,058	(96,922)

Class B Shares
Issued	7,041	15,949	61,241	147,956	4,991	7,222
Reinvested	2,620	1,041	4,167	3,473	1,596	1,193
Redeemed	(2,337)	(7,554)	(54,280)	(96,021)	(6,480)	(9,121)

	7,324	9,436	11,128	55,408	107	(706)

Class C Shares
Issued	18,381	17,885	41,422	124,173	1,546	14,919
Reinvested	175	47	222	255	99	91
Redeemed	(1,515)	(4,400)	(14,540)	(69,473)	(4,053)	(1,637)

	17,041	13,532	27,104	54,955	(2,408)	13,373

Institutional Class Shares
Issued	7,820,881	20,219,151	30,562,357	72,560,117	4,113,278	11,224,475
Reinvested	3,139,694	1,398,577	3,209,087	2,949,467	1,424,575	1,057,777
Redeemed	(3,241,281)	(4,452,655)	(5,229,772)	(10,263,495)	(2,340,716)	(1,952,254)

	7,719,294	17,165,073	28,541,672	65,246,089	3,197,137	10,329,998

Service Class Shares
Issued	–	–	2,028,592	8,170,050	–	–
Reinvested	–	–	765,015	816,841	–	–
Redeemed	–	–	(4,635,910)	(6,956,564)	–	–

	–	–	(1,842,303)	2,030,327	–	–

Institutional Service Class Shares
Issued	–	–	435,243	1,125,943	–	–
Reinvested	–	–	97,108	113,056	–	–
Redeemed	–	–	(589,314)	(1,632,706)	–	–

	–	–	(56,963)	(393,707)	–	–

Local Fund Shares
Reinvested	–	–	170	195	–	–

	–	–	170	195	–	–

Total change in shares	10,081,234	22,382,985	27,371,971	68,583,554	4,934,894	10,245,743

(a)	Includes redemption fees, if any.

150	Semiannual Report 2006

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser for the Funds that GMF advises. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser for each Fund is as follows:

Fund	Adviser	Subadviser
Bond Index	GMF	Fund Asset Management, L.P.
International Index	GMF	Fund Asset Management, L.P.
Mid Cap Market Index	GMF	Fund Asset Management, L.P.
S&P 500 Index	GMF	Fund Asset Management, L.P.
Small Cap Index	GMF	Fund Asset Management, L.P.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, GMF pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the six months ended April 30, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Bond Index	Up to $1.5 billion	0.22%	0.13%	0.09%
	On the next $1.5 billion	0.21%	0.12%	0.09%
	On $3 billion and more	0.20%	0.11%	0.09%
International Index	Up to $1.5 billion	0.27%	0.15%	0.12%
	On the next $1.5 billion	0.26%	0.14%	0.12%
	On $3 billion and more	0.25%	0.13%	0.12%
Mid Cap Market Index	Up to $1.5 billion	0.22%	0.13%	0.09%
	On the next $1.5 billion	0.21%	0.12%	0.09%
	On $3 billion and more	0.20%	0.11%	0.09%
S&P 500 Index	Up to $1.5 billion	0.13%	0.11%	0.02%
	On the next $1.5 billion	0.12%	0.10%	0.02%
	On $3 billion and more	0.11%	0.09%	0.02%
Small Cap Index	Up to $1.5 billion	0.20%	0.13%	0.07%
	On the next $1.5 billion	0.19%	0.12%	0.07%
	On $3 billion and more	0.18%	0.11%	0.07%

2006 Semiannual Report	151

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Effective May 1, 2006, the above fee schedule changed to the following schedule below:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Bond Index	Up to $1.5 billion	0.22%	0.14%	0.0800%
	On the next $1.5 billion	0.21%	0.15%	0.0600%
	On $3 billion and more	0.20%	0.15%	0.0500%
International Index	Up to $1.5 billion	0.27%	0.16%	0.1100%
	On the next $1.5 billion	0.26%	0.175%	0.0850%
	On $3 billion and more	0.25%	0.175%	0.0750%
Mid Cap Market Index	Up to $1.5 billion	0.22%	0.145%	0.0750%
	On the next $1.5 billion	0.21%	0.15%	0.0600%
	On $3 billion and more	0.20%	0.15%	0.0500%
S&P 500 Index	Up to $1.5 billion	0.13%	0.11%	0.0200%
	On the next $1.5 billion	0.12%	0.105%	0.0150%
	On $3 billion and more	0.11%	0.0975%	0.0125%
Small Cap Index	Up to $1.5 billion	0.20%	0.13%	0.0700%
	On the next $1.5 billion	0.19%	0.13%	0.0600%
	On $3 billion and more	0.18%	0.13%	0.0500%

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2007:

	Expense Caps
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares	Local Fund Shares
Bond Index (a)	0.32%	0.32%	0.32%	0.32%	0.32%	n/a	n/a	n/a
International Index (a)	0.37%	0.37%	0.37%	0.37%	0.37%	n/a	n/a	n/a
Mid Cap Market Index	0.32%	0.32%	0.32%	0.32%	0.32%	n/a	n/a	n/a
S&P 500 Index	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Small Cap Index (a)	0.30%	0.30%	0.30%	0.30%	0.30%	n/a	n/a	n/a

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. GDSI is a majority-owned subsidiary of GGAMT. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Service Class Shares	Local Fund Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
International Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%	0.07%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

152	Semiannual Report 2006

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2006, GDSI received commissions of $56,466 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $7,196 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of GGAMT, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

2006 Semiannual Report	153

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

For the six months ended April 30, 2006, Nationwide Financial Services received the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$29,878
International Index	36,218
Mid Cap Market Index	123,636
S&P 500 Index	831,468
Small Cap Index	52,357

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2006, the Funds had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with JPMorgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2006.

The Trust’s custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in noninterest- bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Bond Index	$1,258,751,697	$989,495,297
International Index	163,197,629	65,821,562
Mid Cap Market Index	264,812,203	111,333,454
S&P 500 Index	368,484,944	40,626,144
Small Cap Index	64,232,496	40,286,943

Purchases and sales of U.S. Government securities for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Bond Index	$1,288,916,089	$946,041,750

154	Semiannual Report 2006

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on December 8, 2005 to preliminarily review the information the Board had requested, and which the Fund’s adviser had provided, including reports from Lipper, Inc. (“Lipper”), in connection with the Funds’ annual contract renewal process pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and to have an opportunity to request and review any additional information the Board may deem useful in considering whether to renew the investment advisory agreements on behalf of each Fund in advance of its annual 15(c) contract renewal meeting on January 12, 2006. The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each Funds’ investment advisory and sub-advisory agreements. Following receipt and review of all of the preliminary information and such additional information as they had requested, the Board met on January 12, 2006 to consider all relevant information they had received about each Fund in connection with the annual 15(c) contract renewal process as well as other relevant information the Board had received at its regular meetings throughout the year.

In considering whether to renew the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Funds, the Board considered among others, the following specific factors with respect to each Fund:

1. the Fund’s advisory fee and ancillary benefits;

2. the Fund’s advisory fee (including any breakpoints) compared to the advisory fees of the Fund’s peer group of funds;

3. the Fund’s total expenses (and any expense limitations/fee waivers by the adviser) compared to those of the Fund’s peer group of funds;

4. the performance of the Fund compared to its benchmark and its peer group of funds; and

5. the profitability (or lack thereof) to the Fund’s adviser.

Additionally, where the adviser manages accounts for other institutional clients (other than the Fund), the Board also considered the advisory fees charged to those clients as compared to the Fund’s advisory fees. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees, determined that it was appropriate to renew each Fund’s advisory (and, if applicable, sub-advisory) agreement for the following reasons:

Gartmore Bond Index Fund

The Fund, as is typical of index funds, slightly underperformed its benchmark, the Lehman US Aggregate Bond Index, by 31 basis points for the one-year period ended September 30, 2005 and outperformed its benchmark on a gross basis (before taking into account the Fund’s fees). The Fund also outperformed the median of the Lipper Investment- Grade Debt Funds category over the same period. Over the three- and five-year periods, the Fund trailed its index by 68 and 61 basis points, respectively. The Fund’s advisory fee and total expenses are higher than the median of its Lipper peer. The Trustees considered that the total expense comparisons in the Lipper report are with respect to the Fund’s Class A shares. While the Fund’s Class A share total expenses are higher than the median of the Lipper peer group, the majority of this Fund’s shareholders hold Institutional Class shares which charge no distribution fees. The Fund’s total expenses (excluding distribution fees) are lower than the median of the total expenses (excluding distribution fees) of the Lipper peer group. The Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. Finally, the Board concluded that the level of profitability reported by the Fund’s adviser is not excessive.

Gartmore International Index Fund

While the Fund underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended September 30, 2005, it outperformed the median of the Lipper International Multi-Cap Core Funds category. The Board also noted that the Fund’s return was in line with that of its benchmark index on a gross basis (before taking into account Fund fees). The Fund’s advisory fee and total expenses are below the median of its Lipper peer group. Moreover, the Fund’s adviser has contractually agreed to limit the Fund’s expenses, through at least February 28, 2007. The Board concluded that the level of profitability reported by the adviser and subadviser was not excessive.

2006 Semiannual Report	155

Supplemental Information (Continued)

Gartmore Mid Cap Market Index Fund

The Fund, as is typical of an index fund, underperformed its benchmark, the S&P Mid Cap 400 Index, over the one-year period ended September 30, 2005, but outperformed the median of the Lipper Mid Cap Core Funds category. For the three- and five year periods, the Fund underperformed its benchmark. The Fund underperformed its Lipper category median for the three-year period but significantly outperformed its Lipper category median for the five-year period. The Fund’s advisory fee is relatively low compared to its Lipper peers and the Fund’s total expenses are slightly below the median for its Lipper peers. The Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the adviser and subadviser was not excessive.

Gartmore S&P 500 Index Fund

The Fund, as is typical of an index fund, underperformed its benchmark, the S&P 500 Index, for each of the one-, three- and five-periods ended September 30, 2005 but outperformed its Lipper S&P 500 Index Objective Funds category median, over the same periods. Additionally, the Board noted that the Fund’s performance was in the first quintile of its Lipper performance group for each period (1, 2, 3, 4, and 5 years) presented in the Lipper report. The Fund’s advisory fee is at the median of its Lipper peers and the Fund’s total expenses are relatively low compared to its peers. The Board also noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. Finally, the Board concluded that the level of profitability reported by the adviser and subadviser was not excessive.

Gartmore Small Cap Index Fund

The Fund underperformed its benchmark, the Russell 2000 Index, in each of the one-, three- and five-year periods ended September 30, 2005, as is typical of an index fund, however, the Fund’s gross return (before taking into account Fund fees) was in excess of its benchmark return for the one-year period. The Fund only slightly trailed the median return of the Lipper Small Cap Core Funds category over the three-year period, but trailed the median more significantly over both the one- and five-year periods. The Fund’s advisory fee is relatively low compared to its Lipper peers and the Fund’s total expenses are slightly below the median of its peers. The Board also noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also concluded that the level of profitability reported by the adviser and subadviser was not excessive.

Having considered all of the information it deemed relevant and being satisfied with the advisers’ responses to its questions, the Board determined to continue the investment advisory (and where applicable, sub-advisory) agreement for each Fund for an annual period which commenced on February 28, 2006.

156	Semiannual Report 2006

\

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	85	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by Mitchell Madison, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	85	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	85	None

2006 Semiannual Report	157

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association-College Retirement Equity Fund.	85	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	85	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	85	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

158	Semiannual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	85	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	85	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	85	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	85	None

2006 Semiannual Report	159

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

160	Semiannual Report 2006

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s (S&P) MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

[Graphic Omitted—Lipper Award]

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2006 Gartmore Global Investments, Inc.

All rights reserved.

SAR-IDX 6/06

SemiannualReport

Gartmore Funds l April 30, 2006 (Unaudited)

Core Asset Allocation Series

Gartmore Investor Destinations Aggressive Fund

Gartmore Investor Destinations Moderately Aggressive Fund

Gartmore Investor Destinations Moderate Fund

Gartmore Investor Destinations Moderately Conservative Fund

Gartmore Investor Destinations Conservative Fund

Optimal Allocations Series

Gartmore Optimal Allocations Fund: Aggressive

Gartmore Optimal Allocations Fund: Moderately Aggressive

Gartmore Optimal Allocations Fund: Moderate

Gartmore Optimal Allocations Fund: Specialty

SemiannualReport

April 30, 2006 (Unaudited)

Contents

1	Message to Shareholders

Core Asset Allocations Series
5	Gartmore Investor Destinations Aggressive Fund
11	Gartmore Investor Destinations Moderately Aggressive Fund
17	Gartmore Investor Destinations Moderate Fund
23	Gartmore Investor Destinations Moderately Conservative Fund
29	Gartmore Investor Destinations Conservative Fund
46	Gartmore Optimal Allocations Fund: Aggressive
52	Gartmore Optimal Allocations Fund: Moderately Aggressive
58	Gartmore Optimal Allocations Fund: Moderate
64	Gartmore Optimal Allocations Fund: Specialty

78	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2006

Dear Fellow Shareholders:

Global stock markets turned in solid gains during the six-month reporting period ended April 30, 2006. In the United States, despite the headwinds of rising interest rates and persistently high-crude oil prices, investors focused their attention on healthy growth in both the economy and corporate profits, along with relatively benign inflation numbers. A resilient economy helped offset the Federal Reserve Board’s four 0.25% increases in short-term interest rates during the period, the last increase being implemented by new Federal Reserve Chairman Ben Bernanke, who replaced Alan Greenspan at the beginning of February. A late-period price surge in crude oil to more than $70 per barrel, however, created a “wall of worry” for stocks to climb.

By the end of the period, though, the good news appeared to outweigh the bad. After posting a modest 1.7% growth rate during the hurricane-affected fourth quarter of 2005, U.S. gross domestic product rebounded to a robust 5.1% annual growth rate in the first quarter of 2006. During the same quarter, the Standard and Poor’s S&P 500® Index recorded a double-digit earnings gain for the 16th consecutive quarter, which helped account for the S&P 500’s 9.64% advance. Due to relatively modest valuations and a depreciating U.S. dollar, foreign stocks continued their pattern of outperforming their U.S. counterparts, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index turning in a gain of 23.10%.

As signs emerged that the economy was picking up steam in early 2006, investors renewed their interest in stocks with smaller capitalizations. In fact, small-cap stocks experienced particularly strong gains during January, the six-month period ended April 30, 2006. The Russell 2000® Growth Index, a measure of small-cap growth stocks, posted an exceptionally strong 20.31% advance. That was almost three times the gain posted by the large-cap oriented Russell 1000® Growth Index, which returned 7.06%. Value stocks in Russell’s small-cap universe performed almost as well as their growth counterparts, returning 17.52%.

2006 Lipper Fund Awards

Our primary focus at Gartmore is serving the interests of shareholders in the spirit of responsible and informed financial stewardship—a commitment that takes a number of forms. One manifestation of our shareholder commitment is the goal of delivering strong performance over time across our entire range of funds. As a result, I’m pleased to inform you that, during this reporting period, Gartmore received one of only two “overall” awards winning as “Best Overall Small Fund Family” at the 2006 Lipper Fund Awards. Lipper, a leading global provider of mutual fund analysis and information, cited Gartmore’s consistently strong risk-adjusted returns relative to those of peers for the three-year period ended December 31, 2005.

To us, the award is important not for the recognition it brings to our company but, rather, for the degree to which this award reflects our commitment to delivering performance to our investors. Further because the Lipper Fund Awards are open only to fund complexes with a mix of equity, fixed-income, and mixed-asset portfolios, the award underscores our belief that portfolio diversification is the best means of managing investment risk.

One of Gartmore’s ongoing goals is to offer investors a diverse product menu that combines various asset classes with different sector and geographic investment opportunities as key components of a diversified portfolio. We believe that the prudent response to complex, volatile markets is a combination of diverse, uncorrelated funds. Moreover, we adhere to the premise that the distinguishing factor in securing long-term, risk-adjusted returns—regardless of the nature or style of a fund—is the talent of seasoned investment managers who can apply their ideas and insights in a collaborative environment.

Small-Cap Strength

One capability that exemplifies the Gartmore investment approach is the management of small-capitalization equity stocks. Small-cap equity is considered to be one of the more inefficient asset classes, which allows for a talented manager to generate excess returns. During the reporting period, Gartmore’s small-cap core, value, and growth funds produced consistently strong performance as illustrated by their respective above-benchmark returns.

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Fund returned 25.29%* while the Gartmore Small Cap Leaders Fund returned 30.59%*; the Funds’ benchmark is the Russell 2000® Index, which returned 18.91% for the same period. For broader comparison, the average return for the Funds’ Lipper peer category of Small-Cap Core Funds was 17.90%.

During the same period, our NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 19.08% versus 18.91% for its benchmark the Russell 2000® Index, and the 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds. Concurrently, the NorthPointe Small Cap Growth Fund returned 26.30%* versus 20.31% for the Fund’s benchmark, the Russell 2000® Growth Index, and 19.43% for the Fund’s Lipper peer category of Small-Cap Growth Funds. The Gartmore Micro Cap Equity Fund, which was the 2006 Lipper Small-Cap Core Funds Award winner,

2006 Semiannual Report	1

Message to Shareholders

Continued

returned 25.60%* versus 18.51% for its benchmark, the Russell Microcap™ Index, and 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds.

Virtues of Diversification

Though small-cap equity management is a discipline that we intend to broaden and deepen over time, this is only one of Gartmore’s areas of strength. Non-domestic holdings also are a crucial aspect of portfolio diversification, so we’re pleased to report strong showings in some of our global funds. For example, the Gartmore International Growth Fund returned 33.06%* for the semiannual period, as compared to the 25.04% return of its benchmark, the MSCI All Country World excluding U.S. Index. For the same period, the Gartmore Worldwide Leaders Fund, which was recognized at the 2006 Lipper Fund Awards as the best “Global Large-Cap Core Fund,” returned a 21.95%* return, as compared to the 16.29% return of its benchmark, the MSCI World Index.

Packaged asset allocation funds are yet another option that Gartmore provides to its investors. During this reporting period, two standouts emerged among our growing Optimal Allocations and Investor Destinations series of funds. The Gartmore Optimal Allocations Fund: Moderately Aggressive returned 12.39%* as compared to the 10.35% return of the Fund’s benchmark, a blend of 60% S&P 500® Index, 20% MSCI EAFE® Index and 20% Lehman Brothers U.S. Aggregate Index. In the Investor Destination series, the Moderately Aggressive Fund returned a 12.00%*, as compared to the 7.85% returned by its benchmark, a blend of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index.

Gartmore Commitment

As always, we appreciate the opportunity to manage a portion of your investment portfolio. We firmly believe that, by assuming the stewardship of some of your assets, we assume the responsibility of managing those assets as we would our own investments. Further, we believe it is our charge to provide you with diverse, well-performing investment solutions. This has been the Gartmore commitment since our founding, and this continues to govern our actions each and every day.

Paul J. Hondros

CEO—Gartmore Global Investments

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Overall Small Fund Family” award, Gartmore competed among 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Returns scores for all of the funds within the eligible group. The fund group with the lowest average decile rank received the award.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 16 global large-cap core portfolios to win the award.

For the “Small-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 214 small-cap core portfolios to win the award.

Awards based on Institutional Share Class shares of the Funds. Other share classes may have different performance characteristics.

Fund performance may now be higher or lower than the performance that was calculated to win this award.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Leaders Fund, the Gartmore China Opportunities Fund and the Gartmore Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2	Semiannual Report 2006

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund or underlying fund will be achieved or that a diversified portfolio will produce better results than a nondiversified one.

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500 Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 60% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 40% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500 Index.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

2006 Semiannual Report	3

Message to Shareholders

Continued

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares of the Fund at NAV and the underlying funds. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Commentary provided by Gartmore Global Investments.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

4	Semiannual Report 2006

Gartmore Investor Destinations Aggressive Fund

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Investor Destinations Aggressive Fund (Class A at NAV) returned 14.42% versus 9.16% for its benchmark, which consists of 95% S&P 500® Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds was 15.20%.

After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, and logged an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the first four months of 2006.

The impetus behind the U.S. market climb in the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause in the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

Amid renewed volatility in equity markets, positive economic data prevailed for the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose.

Two anticipated 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

The chart below illustrates the Fund manager’s target allocation for each of the Fund’s underlying funds, and how those underlying funds performed during the reporting period. With its 30% allocation to the Gartmore Investor Destinations Aggressive Fund and a return of 22.85%, the Gartmore International Index Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns, in terms of performance detractors, the Gartmore Bond Index Fund, with its 5% allocation to the Aggressive Fund and a return of 0.48%, generated the smallest contribution to portfolio performance during the reporting period.

Underlying Fund	Target Allocation	Six-Month Return
Gartmore S&P 500 Index Fund	40%	9.58%
Gartmore International Index Fund	30%	22.85%
Gartmore Mid Cap Market Index Fund	15%	15.03%
Gartmore Small Cap Index Fund	10%	18.82%
Gartmore Bond Index Fund	5%	0.48%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain heavily weighted toward stock investments while including a small position in bonds, with the goal of adding income and reducing volatility.

Portfolio Manager:

William H. Miller

2006 Semiannual Report	5

Fund Performance	Gartmore Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	14.42%	22.92%	6.03%	2.45%
	w/SC3	7.82%	15.88%	4.79%	1.45%
Class B	w/o SC2	14.08%	21.94%	5.27%	1.73%
	w/SC4	9.08%	16.94%	4.94%	1.73%
Class C5	w/o SC2	13.99%	21.98%	5.26%	1.72%
	w/SC6	12.99%	20.98%	5.26%	1.72%
Class R7,8		14.37%	22.73%	5.60%	1.99%
Institutional Class[7,9]		14.70%	23.47%	6.11%	2.54%
Service Class[7]		14.32%	22.71%	5.92%	2.38%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, S&P 500 Index (S&P 500)(a), Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Index)(b), the Aggressive Composite Index(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

6	Semiannual Report 2006

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	LB U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	7

Shareholder Expense Example	Gartmore Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Investor Destinations Aggressive Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual	$1,000.00	$1,144.20	$2.50	0.47%
	Hypothetical[1]	$1,000.00	$1,022.67	$2.36	0.47%
Class B	Actual	$1,000.00	$1,140.80	$6.37	1.20%
	Hypothetical[1]	$1,000.00	$1,019.05	$6.03	1.20%
Class C	Actual	$1,000.00	$1,139.90	$6.37	1.20%
	Hypothetical[1]	$1,000.00	$1,019.05	$6.03	1.20%
Class R	Actual	$1,000.00	$1,143.70	$3.19	0.60%
	Hypothetical[1]	$1,000.00	$1,022.02	$3.01	0.60%
Institutional Class	Actual	$1,000.00	$1,147.00	$0.90	0.17%
	Hypothetical[1]	$1,000.00	$1,024.16	$0.85	0.17%
Service Class	Actual	$1,000.00	$1,143.20	$3.19	0.60%
	Hypothetical[1]	$1,000.00	$1,022.02	$3.01	0.60%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

8	Semiannual Report 2006

Portfolio Summary	Gartmore Investor Destinations Aggressive Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.9%
Other assets in excess of liabilities	0.1%

100.0%

Asset Allocation Detail
Equity Funds	95.0%
Fixed-Income Funds	4.9%
Other Assets	0.1%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	39.6%
Gartmore International Index Fund, Institutional Class	30.7%
Gartmore Mid Cap Market Index Fund, Institutional Class	14.9%
Gartmore Small Cap Index Fund, Institutional Class	9.8%
Gartmore Bond Index Fund, Institutional Class	4.9%
Other Assets	0.1%

100.0%

2006 Semiannual Report	9

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Investor Destinations Aggressive Fund

Mutual Funds (99.9%)

	Shares	Value

Equity Funds (95.0%)
Gartmore International Index Fund, Institutional Class (b)	21,542,249	$222,962,272
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	6,708,987	108,350,141
Gartmore S&P 500 Index Fund, Institutional Class (b)	25,608,576	287,584,310
Gartmore Small Cap Index Fund, Institutional Class (b)	5,247,475	71,470,603

		690,367,326

Fixed-Income Funds (4.9%)
Gartmore Bond Index Fund, Institutional Class (b)	3,357,121	35,551,909

Total Mutual Funds		725,919,235

Total Investments (Cost $597,751,319) (a) — 99.9%		725,919,235

Other assets in excess of liabilities — 0.1%		852,725

NET ASSETS — 100.0%		$726,771,960

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

10	Semiannual Report 2006

Gartmore Investor Destinations Moderately Aggressive Fund

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 12.00% versus 7.85% for its benchmark, which consists of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds was 8.34%.

After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, and logged an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the first four months of 2006.

The impetus behind the U.S. market climb in the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause in the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

Amid renewed volatility in equity markets, positive economic data prevailed for the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose.

Two anticipated 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

The chart below illustrates the Fund manager’s target allocation for each of the Fund’s underlying funds, and how those underlying funds performed during the reporting period. With its 25% allocation to the Gartmore Investor Destinations Moderately Aggressive Fund and a return of 22.85%, the Gartmore International Index Fund was the greatest positive contributor to portfolio performance during the period. While none of the portfolio’s underlying funds posted negative returns, in terms of performance detractors, the Gartmore Bond Index Fund, with its 15% allocation to the Moderately Aggressive Fund and a return of 0.48%, generated the smallest contribution to portfolio performance during the reporting period.

Underlying Fund	Target Allocation	Six-Month Return
Gartmore S&P 500 Index Fund	35%	9.58%
Gartmore International Index Fund	25%	22.85%
Gartmore Mid Cap Market Index Fund	15%	15.03%
Gartmore Small Cap Index Fund	5%	18.82%
Gartmore Bond Index Fund	15%	0.48%
Short-Term Investments	5%	1.81%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain substantially weighted toward stock investments while including a relatively small position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Manager:

William H. Miller

2006 Semiannual Report	11

Fund Performance	Gartmore Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	12.00%	18.78%	5.73%	2.96%
	w/SC3	5.56%	11.96%	4.50%	1.96%
Class B	w/o SC2	11.56%	17.87%	4.94%	2.22%
	w/SC4	6.56%	12.87%	4.61%	2.22%
Class C5	w/o SC2	11.67%	17.98%	5.01%	2.27%
	w/SC6	10.67%	16.98%	5.01%	2.27%
Class R7,8		11.84%	18.62%	5.25%	2.46%
Institutional Class[7,9]		12.03%	19.10%	5.74%	3.00%
Service Class[7]		11.95%	18.67%	5.63%	2.90%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*Not	annualized

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, S&P 500 Index (S&P 500)(a), Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(b), the Citigroup 3-Month T-Bill Index(c), the Moderately Aggressive Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

12	Semiannual Report 2006

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	LB U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB U.S. Aggregate Index (15%) and the Citigroup 3-Month T-Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	13

Shareholder Expense Example	Gartmore Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Investor Destinations Moderately Aggressive Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,120.00	$2.52	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.62	$2.41	0.48%
Class B	Actual		$1,000.00	$1,115.60	$6.24	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%
Class C	Actual		$1,000.00	$1,116.70	$6.25	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%
Class R	Actual		$1,000.00	$1,118.40	$3.10	0.59%
	Hypothetical	[1]	$1,000.00	$1,022.07	$2.96	0.59%
Institutional Class	Actual		$1,000.00	$1,120.30	$0.89	0.17%
	Hypothetical	[1]	$1,000.00	$1,024.16	$0.85	0.17%
Service Class	Actual		$1,000.00	$1,119.50	$3.10	0.59%
	Hypothetical	[1]	$1,000.00	$1,022.07	$2.96	0.59%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

14	Semiannual Report 2006

Portfolio Summary	Gartmore Investor Destinations Moderately Aggressive Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	97.4%
Fixed Contract	2.5%
Other assets in excess of liabilities	0.1%

100.0%

Asset Allocation Detail
Equity Funds	80.2%
Fixed-Income Funds	17.2%
Fixed Contract	2.5%
Other Assets	0.1%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	34.8%
Gartmore International Index Fund, Institutional Class	25.6%
Gartmore Mid Cap Market Index Fund, Institutional Class	14.9%
Gartmore Bond Index Fund, Institutional Class	14.7%
Gartmore Small Cap Index Fund, Institutional Class	4.9%
Gartmore Enhanced Income Fund, Institutional Class	2.5%
Nationwide Fixed Contract, 3.50%	2.5%
Other Assets	0.1%

100.0%

2006 Semiannual Report	15

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.4%)

	Shares or Principal Amount	Value

Equity Funds (80.2%)
Gartmore International Index Fund, Institutional Class (b)	30,349,769	$314,120,106
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	11,341,543	183,165,915
Gartmore S&P 500 Index Fund, Institutional Class (b)	37,878,670	425,377,459
Gartmore Small Cap Index Fund, Institutional Class (b)	4,435,228	60,407,806

		983,071,286

Fixed-Income Funds (17.2%)
Gartmore Bond Index Fund, Institutional Class (b)	17,026,025	180,305,609
Gartmore Enhanced Income Fund, Institutional Class (b)	3,322,036	30,230,523

		210,536,132

Total Mutual Funds		1,193,607,418

Fixed Contract (2.5%)

	Shares or Principal Amount	Value
Nationwide Fixed Contract, 3.50% (b) (c)	$30,193,495	$30,193,495

Total Fixed Contract		30,193,495

Total Investments (Cost $1,047,870,455) (a) — 99.9%		1,223,800,913

Other assets in excess of liabilities — 0.1%		1,480,750

NET ASSETS — 100.0%		$1,225,281,663

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

16	Semiannual Report 2006

Gartmore Investor Destinations Moderate Fund

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Investor Destinations Moderate Fund (Class A at NAV) returned 8.70% versus 6.16% for its benchmark, which consists of 60% S&P 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds was 8.34%.

After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, and logged an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the first four months of 2006.

The impetus behind the U.S. market climb in the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause in the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

Amid renewed volatility in equity markets, positive economic data prevailed for the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose.

Two anticipated 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

The chart below illustrates the Fund manager’s target allocation for each of the Fund’s underlying funds, and how those underlying funds performed during the reporting period. With its 15% allocation to the Gartmore Investor Destinations Moderate Fund and a return of 22.85%, the Gartmore International Index Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns, in terms of performance detractors, the Gartmore Bond Index Fund, with its 25% allocation to the Moderate Fund and a return of 0.48%, generated the smallest contribution to portfolio performance during the reporting period.

Underlying Fund	Target Allocation	Six-Month Return
Gartmore S&P 500 Index Fund	30%	9.58%
Gartmore Bond Index Fund	25%	0.48%
Short-Term Investments	15%	1.81%
Gartmore International Index Fund	15%	22.85%
Gartmore Mid Cap Market Index Fund	10%	15.03%
Gartmore Small Cap Index Fund	5%	18.82%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain significantly weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Manager:

William H. Miller

2006 Semiannual Report	17

Fund Performance	Gartmore Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	8.70%	13.61%	5.04%	3.35%
	w/SC3	2.42%	7.04%	3.81%	2.34%
Class B	w/o SC2	8.30%	12.72%	4.28%	2.61%
	w/SC4	3.30%	7.72%	3.94%	2.61%
Class C5	w/o SC2	8.32%	12.76%	4.26%	2.60%
	w/SC6	7.32%	11.76%	4.26%	2.60%
Class R7,8		8.67%	13.56%	4.58%	2.86%
Institutional Class[7,9]		8.84%	14.03%	5.09%	3.41%
Service Class[7]		8.66%	13.53%	4.94%	3.29%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*Not	annualized

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, S&P 500 Index (S&P 500)(a), Lehman Brothers U.S. Aggregate Index (LB Aggregate)(b), the Citigroup 3-Month T-Bill Index(c), the Moderate Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

18	Semiannual Report 2006

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	LB U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB U.S. Aggregate (25%) and Citigroup 3-Month T-Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	19

Shareholder Expense Example	Gartmore Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Investor Destinations Moderate Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,087.00	$2.43	0.47%
	Hypothetical	[1]	$1,000.00	$1,022.67	$2.36	0.47%
Class B	Actual		$1,000.00	$1,083.00	$6.09	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%
Class C	Actual		$1,000.00	$1,083.20	$6.09	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%
Class R	Actual		$1,000.00	$1,086.70	$3.00	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.12	$2.91	0.58%
Institutional Class	Actual		$1,000.00	$1,088.40	$0.88	0.17%
	Hypothetical	[1]	$1,000.00	$1,024.16	$0.85	0.17%
Service Class	Actual		$1,000.00	$1,086.60	$3.00	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.12	$2.91	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

20	Semiannual Report 2006

Portfolio Summary	Gartmore Investor Destinations Moderate Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	92.5%
Fixed Contract	7.4%
Other assets in excess of liabilities	0.1%

100.0%

Asset Allocation Detail
Equity Funds	60.4%
Fixed-Income Funds	32.1%
Fixed Contract	7.4%
Other Assets	0.1%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	29.9%
Gartmore Bond Index Fund, Institutional Class	24.7%
Gartmore International Index Fund, Institutional Class	15.5%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.0%
Gartmore Enhanced Income Fund, Institutional Class	7.4%
Nationwide Fixed Contract, 3.50%	7.4%
Gartmore Small Cap Index Fund, Institutional Class	5.0%
Other Assets	0.1%

100.0%

2006 Semiannual Report	21

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Investor Destinations Moderate Fund

Mutual Funds (92.5%)

	Shares or Principal Amount	Value

Equity Funds (60.4%)
Gartmore International Index Fund, Institutional Class (b)	20,004,109	$207,042,525
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	8,305,155	134,128,250
Gartmore S&P 500 Index Fund, Institutional Class (b)	35,660,623	400,468,797
Gartmore Small Cap Index Fund, Institutional Class (b)	4,871,308	66,347,212

		807,986,784

Fixed-Income Funds (32.1%)
Gartmore Bond Index Fund, Institutional Class (b)	31,169,145	330,081,241
Gartmore Enhanced Income Fund, Institutional Class (b)	10,947,219	99,619,691

		429,700,932

Total Mutual Funds		1,237,687,716

Fixed Contract (7.4%)

	Shares or Principal Amount	Value

Nationwide Fixed Contract, 3.50% (b) (c)	$99,491,463	$99,491,463

Total Fixed Contract		99,491,463

Total Investments (Cost $1,211,385,163) (a) — 99.9%		1,337,179,179

Other assets in excess of liabilities — 0.1%		1,563,916

NET ASSETS — 100.0%		$1,338,743,095

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

22	Semiannual Report 2006

Gartmore Investor Destinations Moderately Conservative Fund

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 5.81% versus 4.50% for its benchmark, which consists of 40% S&P 500® Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds was 7.30%.

After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, and logged an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the first four months of 2006.

The impetus behind the U.S. market climb in the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause in the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

Amid renewed volatility in equity markets, positive economic data prevailed for the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose.

Two anticipated 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

The chart below illustrates the Fund manager’s target allocation for each of the Fund’s underlying funds, and how those underlying funds performed during the reporting period. With its 10% allocation to the Gartmore Investor Destinations Moderately Conservative Fund and a return of 22.85%, the Gartmore International Index Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns, in terms of performance detractors, the Gartmore Bond Index Fund, with its 35% allocation to the Moderately Conservative Fund and a return of 0.48%, generated the smallest contribution to portfolio performance during the reporting period.

Underlying Fund	Target Allocation	Six-Month Return
Gartmore Bond Index Fund	35%	0.48%
Short Term-Investments	25%	1.81%
Gartmore S&P 500 Index Fund	20%	9.58%
Gartmore International Index Fund	10%	22.85%
Gartmore Mid Cap Market Index Fund	10%	15.03%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including significant stock investments for long-term growth.

Portfolio Manager:

William H. Miller

2006 Semiannual Report	23

Fund Performance	Gartmore Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	5.81%	9.14%	4.54%	3.60%
	w/SC3	-0.26%	2.86%	3.30%	2.60%
Class B	w/o SC2	5.46%	8.41%	3.86%	2.94%
	w/SC4	0.46%	3.41%	3.52%	2.94%
Class C5	w/o SC2	5.58%	8.44%	3.87%	2.95%
	w/SC6	4.58%	7.44%	3.87%	2.95%
Class R7,8		5.88%	9.17%	4.20%	3.22%
Institutional Class[7,9]		6.02%	9.73%	4.66%	3.72%
Service Class[7]		5.84%	9.12%	4.50%	3.59%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

24	Semiannual Report 2006

Fund Performance	Gartmore Investor Destinations Moderately Conservative Fund

(Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderately Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of LB U.S. Aggregate Index (35%), S&P 500 (40%), and Citigroup 3-Month T-Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	25

Shareholder Expense Example	Gartmore Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Investor Destinations Moderately Conservative Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,058.10	$2.60	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.47	$2.56	0.51%
Class B	Actual		$1,000.00	$1,054.60	$6.16	1.21%
	Hypothetical	[1]	$1,000.00	$1,018.98	$6.10	1.21%
Class C	Actual		$1,000.00	$1,055.80	$6.17	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.08	1.21%
Class R	Actual		$1,000.00	$1,058.80	$1.79	0.35%
	Hypothetical	[1]	$1,000.00	$1,023.26	$1.76	0.35%
Institutional Class	Actual		$1,000.00	$1,060.20	$0.92	0.18%
	Hypothetical	[1]	$1,000.00	$1,024.11	$0.90	0.18%
Service Class	Actual		$1,000.00	$1,058.40	$3.11	0.61%
	Hypothetical	[1]	$1,000.00	$1,021.98	$3.06	0.61%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

26	Semiannual Report 2006

Portfolio Summary	Gartmore Investor Destinations Moderately Conservative Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	87.7%
Fixed Contract	12.5%
Liabilities in excess of other assets	-0.2%

100.0%

Asset Allocation Detail
Fixed-Income Funds	47.2%
Equity Funds	40.5%
Fixed Contract	12.5%
Other Assets	-0.2%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	34.6%
Gartmore S&P 500 Index Fund, Institutional Class	20.1%
Gartmore Enhanced Income Fund, Institutional Class	12.5%
Nationwide Fixed Contract, 3.50%	12.5%
Gartmore International Index Fund, Institutional Class	10.4%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.1%
Other Assets	-0.2%

100.0%

2006 Semiannual Report	27

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Investor Destinations Moderately Conservative Fund

Mutual Funds (87.7%)

	Shares or Principal Amount	Value

Equity Funds (40.5%)
Gartmore International Index Fund, Institutional Class (b)	3,017,844	$31,234,686
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	1,879,455	30,353,198
Gartmore S&P 500 Index Fund, Institutional Class (b)	5,380,448	60,422,433

		122,010,317

Fixed-Income Funds (47.2%)
Gartmore Bond Index Fund, Institutional Class (b)	9,875,987	104,586,697
Gartmore Enhanced Income Fund, Institutional Class (b)	4,129,218	37,575,884

		142,162,581

Total Mutual Funds		264,172,898

Fixed Contract (12.5%)

	Shares or Principal Amount	Value
Nationwide Fixed Contract, 3.50% (b) (c)	$37,528,592	$37,528,592

Total Fixed Contract		37,528,592

Total Investments (Cost $284,215,527) (a) — 100.2%		301,701,490

Liabilities in excess of other assets — (0.2)%		(475,188)

NET ASSETS — 100.0%		$301,226,302

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

28	Semiannual Report 2006

Gartmore Investor Destinations Conservative Fund

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Investor Destinations Conservative Fund (Class A at NAV) returned 3.40% versus 3.00% for its benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds was 4.15%.

After an uninspiring end to 2005, the U.S. economy entered 2006, its fifth year of expansion, and logged an impressive first quarter. Equity markets trumped the preceding period’s gains, delivering strong returns during the first four months of 2006.

The impetus behind the U.S. market climb in the early months of 2006 was a robust U.S. economy, which rebounded sharply after a pause in the fourth quarter of 2005. Economic growth proved resilient, forging ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market, and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

Amid renewed volatility in equity markets, positive economic data prevailed for the first quarter of 2006. After posting solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months, and incomes grew at the slowest rate since November 2005. Nevertheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March and again in April, consumer confidence edged higher, spurred by rising wages and a jobless rate that dipped to match a four-year low of 4.7% as compared to November 2005’s reporting-period high of 5.0%. However, retail sales experienced slowing growth during the first four months of 2006, as cold weather cost consumers more for home heating due to high energy prices, and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose.

Two anticipated 25-basis-point hikes in the federal funds target rate occurred at the end of the first and third months of 2006. The first move, on outgoing Federal Reserve Board Chairman Alan Greenspan’s last day, marked the 14th consecutive 25-basis-point increase by the Federal Reserve since June 2004. The second rate hike followed the Fed’s first Federal Open Market Committee meeting under the new chairman, Ben Bernanke; he picked up where Mr. Greenspan left off in the Fed’s campaign of boosting interest rates, pushing the main rate 0.25% higher to 4.75%, the highest level since April 2001.

The chart below illustrates the Fund manager’s target allocation for each of the Fund’s underlying funds, and how those underlying funds performed during the reporting period. With its 5% allocation to the Gartmore Investor Destinations Conservative Fund and a return of 22.85%, the Gartmore International Index Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns, in terms of performance detractors, the Gartmore Bond Index Fund, with its 35% allocation to the Conservative Fund and a return of 0.48%, generated the smallest contribution to portfolio performance during the reporting period.

Underlying Fund	Target Allocation	Six-Month Return
Short-Term Investments	45%	1.81%
Gartmore Bond Index Fund	35%	0.48%
Gartmore S&P 500 Index Fund	10%	9.58%
Gartmore International Index Fund	5%	22.85%
Gartmore Mid Cap Market Index Fund	5%	15.03%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain substantially weighted toward bonds and short-term investments while including some stock investments for long-term growth.

Portfolio Manager:

William H. Miller

2006 Semiannual Report	29

Fund Performance	Gartmore Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	3.40%	5.32%	3.89%	3.67%
	w/SC3	-2.54%	-0.76%	2.66%	2.67%
Class B	w/o SC2	3.04%	4.64%	3.16%	2.96%
	w/SC4	-1.96%	-0.36%	2.80%	2.96%
Class C5	w/o SC2	3.04%	4.66%	3.15%	2.96%
	w/SC6	2.04%	3.66%	3.15%	2.96%
Class R7,8		3.31%	5.25%	3.48%	3.23%
Institutional Class[7,9]		3.62%	5.95%	4.00%	3.78%
Service Class[7]		3.33%	5.35%	3.82%	3.64%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

30	Semiannual Report 2006

Fund Performance	Gartmore Investor Destinations Conservative Fund

(Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The Conservative Composite (new) is a combination of LB U.S. Aggregate Index (35%), S&P 500 Index (20%), and Citigroup 3-Month T-Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	31

Shareholder Expense Example	Gartmore Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Investor Destinations Conservative Fund		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual	$1,000.00	$1,034.00	$2.42	0.48%
	Hypothetical[1]	$1,000.00	$1,022.62	$2.41	0.48%
Class B	Actual	$1,000.00	$1,030.40	$6.09	1.21%
	Hypothetical[1]	$1,000.00	$1,019.00	$6.08	1.21%
Class C	Actual	$1,000.00	$1,030.40	$6.09	1.21%
	Hypothetical[1]	$1,000.00	$1,019.00	$6.08	1.21%
Class R	Actual	$1,000.00	$1,033.10	$3.07	0.61%
	Hypothetical[1]	$1,000.00	$1,021.98	$3.06	0.61%
Institutional Class	Actual	$1,000.00	$1,036.20	$0.91	0.18%
	Hypothetical[1]	$1,000.00	$1,024.11	$0.90	0.18%
Service Class	Actual	$1,000.00	$1,033.30	$3.08	0.61%
	Hypothetical[1]	$1,000.00	$1,021.98	$3.06	0.61%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

32	Semiannual Report 2006

Portfolio Summary	Gartmore Investor Destinations Conservative Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	77.5%
Fixed Contract	22.5%
Other assets in excess of liabilities	0.0%

100.0%

Asset Allocation Detail
Fixed-Income Funds	57.2%
Fixed Contract	22.5%
Equity Funds	20.3%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	34.8%
Gartmore Enhanced Income Fund, Institutional Class	22.5%
Nationwide Fixed Contract, 3.50%	22.5%
Gartmore S&P 500 Index Fund, Institutional Class	10.0%
Gartmore International Index Fund, Institutional Class	5.2%
Gartmore Mid Cap Market Index Fund, Institutional Class	5.0%

100.0%

2006 Semiannual Report	33

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Investor Destinations Conservative Fund

Mutual Funds (77.5%)

	Shares or Principal Amount	Value

Equity Funds (20.3%)
Gartmore International Index Fund, Institutional Class (b)	906,567	$9,382,972
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	564,470	9,116,184
Gartmore S&P 500 Index Fund, Institutional Class (b)	1,615,853	18,146,031

		36,645,187

Fixed-Income Funds (57.2%)
Gartmore Bond Index Fund, Institutional Class (b)	5,932,573	62,825,943
Gartmore Enhanced Income Fund, Institutional Class (b)	4,464,939	40,630,941

		103,456,884

Total Mutual Funds		140,102,071

Fixed Contract (22.5%)

	Shares or Principal Amount	Value

Nationwide Fixed Contract, 3.50% (b) (c)	$40,573,683	$40,573,683

Total Fixed Contract		40,573,683

Total Investments (Cost $178,158,156) (a) — 100.0%		180,675,754

Other assets in excess of liabilities — 0.0%		24,040

NET ASSETS — 100.0%		$180,699,794

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

34	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
Assets:
Investments in affiliated securities at value (cost $597,751,319; $1,047,870,455; $1,211,385,163; $284,215,527 and $178,158,156; respectively)	$725,919,235	$1,223,800,913	$1,337,179,179	$301,701,490	$180,675,754
Interest and dividends receivable	128,886	756,419	1,540,319	506,050	367,068
Receivable for capital shares issued	1,378,195	2,121,462	1,289,315	275,293	115,017
Prepaid expenses and other assets	14,740	42,602	57,138	13,903	5,768

Total Assets	727,441,056	1,226,721,396	1,340,065,951	302,496,736	181,163,607

Liabilities:
Payable to custodian	–	500	–	–	–
Payable for capital shares redeemed	225,531	729,969	598,334	1,085,247	357,660
Accrued expenses and other payables
Investment advisory fees	75,674	128,317	141,545	31,884	19,306
Distribution fees	206,951	381,041	397,935	91,354	50,990
Administrative services fees	93,750	168,246	171,457	52,154	31,707
Other	67,190	31,660	13,585	9,795	4,150

Total Liabilities	669,096	1,439,733	1,322,856	1,270,434	463,813

Net Assets	$726,771,960	$1,225,281,663	$1,338,743,095	$301,226,302	$180,699,794

Represented by:
Capital	$590,964,305	$1,027,172,866	$1,190,473,434	$279,512,091	$175,918,744
Accumulated net investment income (loss)	(323,731)	171,674	1,296,199	524,691	450,828
Accumulated net realized gains (losses) on investment transactions	7,963,470	22,006,665	21,179,446	3,703,557	1,812,624
Net unrealized appreciation (depreciation) on investments	128,167,916	175,930,458	125,794,016	17,485,963	2,517,598

Net Assets	$726,771,960	$1,225,281,663	$1,338,743,095	$301,226,302	$180,699,794

See notes to financial statements.

2006 Semiannual Report	35

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
Net Assets:
Class A Shares	$49,258,084	$70,802,072	$63,693,406	$26,464,396	$9,746,879
Class B Shares	15,215,611	36,769,032	34,067,089	6,849,721	3,927,986
Class C Shares	86,657,085	184,377,899	172,000,523	42,365,448	18,387,644
Class R Shares	688,741	516,313	3,567,547	11,193	31,552
Institutional Class Shares	690,559	2,476,245	1,185,316	906,509	29,279
Service Class Shares	574,261,880	930,340,102	1,064,229,214	224,629,035	148,576,454

Total	$726,771,960	$1,225,281,663	$1,338,743,095	$301,226,302	$180,699,794

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,687,245	6,592,059	5,935,411	2,531,693	951,536
Class B Shares	1,462,761	3,467,675	3,197,784	655,459	384,136
Class C Shares	8,348,267	17,385,507	16,192,570	4,067,091	1,803,681
Class R Shares	65,953	48,565	334,480	1,065	3,078
Institutional Class Shares	65,293	230,654	110,354	86,165	2,843
Service Class Shares	54,515,330	86,729,254	99,374,965	21,418,503	14,480,534

Total	69,144,849	114,453,714	125,145,564	28,759,976	17,625,808

Net Asset Value and redemption price per share:
Class A Shares	$10.51	$10.74	$10.73	$10.45	$10.24
Class B Shares (a)	$10.40	$10.60	$10.65	$10.45	$10.23
Class C Shares (b)	$10.38	$10.61	$10.62	$10.42	$10.19
Class R Shares	$10.44	$10.63	$10.67	$10.51	$10.25
Institutional Class Shares	$10.58	$10.74	$10.74	$10.52	$10.30
Service Class Shares	$10.53	$10.73	$10.71	$10.49	$10.26

Maximum offering price per share (100%/(100% — maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.15	$11.40	$11.38	$11.09	$10.86

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

36	Semiannual Report 2006

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$9,037,812	$16,135,626	$18,361,860	$4,188,455	$2,707,437
Interest income from affiliates	–	453,655	1,561,639	578,153	714,887

Total Income	9,037,812	16,589,281	19,923,499	4,766,608	3,422,324

Expenses:
Investment advisory fees	414,992	713,383	815,439	180,250	123,539
Distribution fees Class A	53,719	79,550	75,828	23,784	28,923
Distribution fees Class B	65,585	166,709	157,016	32,116	19,935
Distribution fees Class C	392,252	846,207	804,669	202,790	95,407
Distribution fees Class R	1,027	575	2,994	2	45
Distribution fees Service Class	629,177	1,038,509	1,249,901	264,051	179,786
Administrative services fees Class A	5,159	12,133	10,162	5,202	2,770
Administrative services fees Service Class	385,460	642,349	747,425	161,682	109,621
Registration and filing fees	40,024	45,221	48,087	32,222	32,275
Trustee fees	10,038	17,378	20,429	4,458	3,218
Other	173,867	267,531	266,311	67,864	41,304

Earnings credit (Note 4)	(436)	(1,642)	(574)	(163)	(83)

Total Expenses	2,170,864	3,827,903	4,197,687	974,258	636,740

Net Investment Income (Loss)	6,866,948	12,761,378	15,725,812	3,792,350	2,785,584

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	7,068,051	11,118,130	13,146,542	3,321,227	1,836,757
Realized gain distributions from underlying funds	8,989,848	12,977,553	11,083,226	1,666,168	608,315

Net realized gains (losses) on investment transactions	16,057,899	24,095,683	24,229,768	4,987,395	2,445,072
Net change in unrealized appreciation/depreciation on investments	61,983,253	85,097,922	62,780,387	6,674,757	1,138,077

Net realized/unrealized gains (losses) on investment transactions	78,041,152	109,193,605	87,010,155	11,662,152	3,583,149

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,908,100	$121,954,983	$102,735,967	$15,454,502	$6,368,733

See notes to financial statements.

2006 Semiannual Report	37

Statements of Changes in Net Assets

	Gartmore Investor Destinations Aggressive Fund			Gartmore Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005		Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$6,866,948	$8,085,607		$12,761,378	$15,284,024
Net realized gains (losses) on investment transactions	16,057,899	13,256,286		24,095,683	14,465,616
Net change in unrealized appreciation/depreciation on investments	61,983,253	27,349,928		85,097,922	42,163,334

Change in net assets resulting from operations	84,908,100	48,691,821		121,954,983	71,912,974

Distributions to Class A Shareholders from:
Net investment income	(524,580)	(637,312)		(793,034)	(1,016,018)
Net realized gain on investments	(781,457)	–		(800,084)	(3,210)

Distributions to Class B Shareholders from:
Net investment income	(116,478)	(127,363)		(310,040)	(381,919)
Net realized gain on investments	(238,848)	–		(429,221)	(1,783)

Distributions to Class C Shareholders from:
Net investment income	(706,328)	(798,240)		(1,579,488)	(1,910,861)
Net realized gain on investments	(1,462,132)	–		(2,194,297)	(8,792)

Distributions to Class R Shareholders from:
Net investment income	(5,424)	(2,069)		(3,377)	(3,692)
Net realized gain on investments	(7,180)	–		(3,691)	(10)

Distributions to Institutional Class Shareholders from:
Net investment income	(152)	(13	)(a)	(146)	(15	)(a)
Net realized gain on investments	(21)	–		(14)	–

Distributions to Service Class Shareholders from:
Net investment income	(5,837,717)	(6,795,353)		(9,967,571)	(12,003,528)
Net realized gain on investments	(9,107,808)	–		(10,500,321)	(39,082)

Change in net assets from shareholder distributions	(18,788,125)	(8,360,350)		(26,581,284)	(15,368,910)

Change in net assets from capital transactions	98,893,563	168,084,375		150,784,008	316,106,723

Change in net assets	165,013,538	208,415,846		246,157,707	372,650,787

Net Assets:
Beginning of period	561,758,422	353,342,576		979,123,956	606,473,169

End of period	$726,771,960	$561,758,422		$1,225,281,663	$979,123,956

Accumulated net investment income (loss)	$(323,731)	$–		$171,674	$63,952

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

38	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Investor Destinations Moderate Fund			Gartmore Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005		Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$15,725,812	$18,471,761		$3,792,350	$5,370,528
Net realized gains (losses) on investment transactions	24,229,768	14,147,690		4,987,395	4,325,497
Net change in unrealized appreciation/depreciation on investments	62,780,387	22,070,381		6,674,757	1,502,325

Change in net assets resulting from operations	102,735,967	54,689,832		15,454,502	11,198,350

Distributions to Class A Shareholders from:
Net investment income	(801,237)	(1,084,376)		(253,851)	(355,077)
Net realized gain on investments	(638,940)	(31,242)		(276,380)	(11,948)

Distributions to Class B Shareholders from:
Net investment income	(311,248)	(403,638)		(69,840)	(102,106)
Net realized gain on investments	(327,933)	(17,393)		(101,527)	(4,988)

Distributions to Class C Shareholders from:
Net investment income	(1,598,846)	(2,144,297)		(441,649)	(650,956)
Net realized gain on investments	(1,698,864)	(91,232)		(641,453)	(30,548)

Distributions to Class R Shareholders from:
Net investment income	(21,845)	(2,167)		(17)	(48)
Net realized gain on investments	(18,124)	(35)		(19)	(2)

Distributions to Institutional Class Shareholders from:
Net investment income	(505)	(17	)(a)	(159)	(20	)(a)
Net realized gain on investments	(11)	–		(17)	–

Distributions to Service Class Shareholders from:
Net investment income	(12,695,457)	(14,418,045)		(2,907,708)	(4,146,870)
Net realized gain on investments	(10,482,715)	(422,661)		(3,306,102)	(149,433)

Change in net assets from shareholder distributions	(28,595,725)	(18,615,103)		(7,998,722)	(5,451,996)

Change in net assets from capital transactions	93,296,543	491,340,279		35,507,748	73,623,254

Change in net assets	167,436,785	527,415,008		42,963,528	79,369,608

Net Assets:
Beginning of period	1,171,306,310	643,891,302		258,262,774	178,893,166

End of period	$1,338,743,095	$1,171,306,310		$301,226,302	$258,262,774

Accumulated net investment income (loss)	$1,296,199	$999,525		$524,691	$405,565

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Semiannual Report	39

Statements of Changes in Net Assets

	Gartmore Investor Destinations Conservative Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,785,584	$4,167,684
Net realized gains (losses) on investment transactions	2,445,072	2,328,097
Net change in unrealized appreciation/depreciation on investments	1,138,077	(1,460,973)

Change in net assets resulting from operations	6,368,733	5,034,808

Distributions to Class A Shareholders from:
Net investment income	(315,829)	(414,662)
Net realized gain on investments	(355,546)	(25,251)

Distributions to Class B Shareholders from:
Net investment income	(48,228)	(75,356)
Net realized gain on investments	(47,621)	(19,666)

Distributions to Class C Shareholders from:
Net investment income	(231,202)	(349,210)
Net realized gain on investments	(234,259)	(80,722)

Distributions to Class R Shareholders from:
Net investment income	(433)	(57)
Net realized gain on investments	(296)	(8)

Distributions to Institutional Class Shareholders from:
Net investment income	(54)	(21	)(a)
Net realized gain on investments	(12)	–

Distributions to Service Class Shareholders from:
Net investment income	(2,177,230)	(3,158,214)
Net realized gain on investments	(1,690,363)	(586,594)

Change in net assets from shareholder distributions	(5,101,073)	(4,709,761)

Change in net assets from capital transactions	(10,242,480)	65,959,285

Change in net assets	(8,974,820)	66,284,332

Net Assets:
Beginning of period	189,674,614	123,390,282

End of period	$180,699,794	$189,674,614

Accumulated net investment income (loss)	$450,828	$438,220

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

40	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Aggressive Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.37	0.09	(2.01)	(1.92)	(0.07)	–	(0.02)	(0.09)	$7.36	(20.53%	)	$7	0.71%		1.09%		3.71%		(1.91%	)	190.23%
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)	(0.07)	–	–	(0.07)	$6.36	(12.67%	)	$247	0.50%		1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53	(0.08)	–	–	(0.08)	$7.81	24.34%		$3,742	0.52%		1.04%		(i	)	(i	)	44.11%
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90	(0.10)	–	–	(0.10)	$8.61	11.55%		$19,737	0.47%		1.06%		(i	)	(i	)	2.12%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	–	–	(0.19)	$9.48	12.36%		$38,583	0.49%		1.87%		(i	)	(i	)	6.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.48	0.12	1.22	1.34	(0.12)	(0.19)	–	(0.31)	$10.51	14.42%	(g)	$49,258	0.47%	(h)	2.36%	(h)	(i	)	(i	)	2.61%

Class B Shares
Year Ended October 31, 2001	$9.33	0.04	(2.00)	(1.96)	(0.05)	–	(0.01)	(0.06)	$7.31	(21.12%	)	$7	1.31%		0.50%		4.47%		(2.66%	)	190.23%
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)	(0.02)	–	–	(0.02)	$6.32	(13.30%	)	$48	1.24%		0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47	(0.05)	–	–	(0.05)	$7.74	23.42%		$1,557	1.25%		0.16%		(i	)	(i	)	44.11%
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84	(0.05)	–	–	(0.05)	$8.53	10.86%		$7,414	1.20%		0.35%		(i	)	(i	)	2.12%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	–	–	(0.12)	$9.38	11.46%		$11,761	1.21%		1.18%		(i	)	(i	)	6.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.38	0.08	1.22	1.30	(0.09)	(0.19)	–	(0.28)	$10.40	14.08%	(g)	$15,216	1.20%	(h)	1.61%	(h)	(i	)	(i	)	2.61%

Class C Shares
Period Ended October 31, 2001 (d)	$8.44	(0.03)	(1.05)	(1.08)	–	–	–	–	$7.36	(12.80%	)(g)	$–	1.31%	(h)	(0.62%	)(h)	125.82%	(h)	(125.13%	)(h)	190.23%
Year Ended October 31, 2002	$7.36	–	(1.04)	(1.04)	–	–	–	–	$6.32	(13.30%	)	$48	1.24%		(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47	(0.06)	–	–	(0.06)	$7.73	23.41%		$7,706	1.26%		0.22%		(i	)	(i	)	44.11%
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84	(0.05)	–	–	(0.05)	$8.52	10.88%		$43,668	1.20%		0.32%		(i	)	(i	)	2.12%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	–	–	(0.13)	$9.37	11.49%		$71,231	1.21%		1.16%		(i	)	(i	)	6.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.37	0.08	1.21	1.29	(0.09)	(0.19)	–	(0.28)	$10.38	13.99%	(g)	$86,657	1.20%	(h)	1.66%	(h)	(i	)	(i	)	2.61%

Class R Shares
Period Ended October 31, 2003 (e)	$7.45	–	0.29	0.29	–	–	–	–	$7.74	3.89%	(g)	$1	0.82%	(h)	(0.46%	)(h)	0.92%	(h)	(0.56%	)(h)	44.11%
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89	(0.07)	–	–	(0.07)	$8.56	11.58%		$38	0.63%		0.93%		(i	)	(i	)	2.12%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	–	–	(0.18)	$9.42	12.19%		$216	0.63%		1.47%		(i	)	(i	)	6.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.42	0.11	1.22	1.33	(0.12)	(0.19)	–	(0.31)	$10.44	14.37%	(g)	$689	0.60%	(h)	1.97%	(h)	(i	)	(i	)	2.61%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$9.31	0.09	0.25	0.34	(0.12)	–	–	(0.12)	$9.53	3.66%	(g)	$1	0.24%	(h)	1.39%	(h)	(i	)	(i	)	6.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.53	0.14	1.24	1.38	(0.14)	(0.19)	–	(0.33)	$10.58	14.70%	(g)	$691	0.17%	(h)	0.56%	(h)	(i	)	(i	)	2.61%

Service Class Shares
Year Ended October 31, 2001	$9.37	0.10	(2.01)	(1.91)	(0.08)	–	(0.02)	(0.10)	$7.36	(20.55%	)	$26,663	0.61%		0.38%		1.62%		(0.63%	)	190.23%
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)	(0.07)	–	–	(0.07)	$6.37	(12.64%	)	$54,923	0.61%		0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52	(0.07)	–	–	(0.07)	$7.82	24.08%		$129,717	0.61%		0.98%		0.63%		0.96%		44.11%
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)	–	–	(0.09)	$8.63	11.50%		$282,486	0.59%		0.94%		0.60%		0.94%		2.12%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	–	–	(0.18)	$9.50	12.18%		$439,966	0.62%		1.78%		(i	)	(i	)	6.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.50	0.12	1.22	1.34	(0.12)	(0.19)	–	(0.31)	$10.53	14.32%	(g)	$574,262	0.60%	(h)	2.22%	(h)	(i	)	(i	)	2.61%

(a) Excludes sales charge.	(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(g) Not annualized. (h) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(i) There were no fee reductions in this period.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

2006 Semiannual Report	41

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.59	0.17	(1.71)	(1.54)	(0.13)	–	(0.13)	$7.92	(16.16%	)	$8	0.71%		1.44%		3.28%		(1.13%	)	226.13%
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)	(0.11)	–	(0.11)	$7.04	(9.78%	)	$1,072	0.49%		1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42	(0.11)	–	(0.11)	$8.35	20.42%		$9,729	0.48%		1.42%		(i	)	(i	)	8.08%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	–	(0.12)	$9.10	10.48%		$35,416	0.47%		1.37%		0.47%		1.37%		2.74%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	– (j)	(0.21)	$9.84	10.47%		$57,073	0.49%		2.10%		(i	)	(i	)	5.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.84	0.13	1.03	1.16	(0.13)	(0.13)	(0.26)	$10.74	12.00%	(g)	$70,802	0.48%	(h)	2.54%	(h)	(i	)	(i	)	2.95%

Class B Shares
Year Ended October 31, 2001	$9.56	0.12	(1.71)	(1.59)	(0.09)	–	(0.09)	$7.88	(16.75%	)	$8	1.31%		1.32%		4.04%		(1.41%	)	226.13%
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)	(0.07)	–	(0.07)	$6.99	(10.46%	)	$130	1.25%		1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35	(0.08)	–	(0.08)	$8.26	19.43%		$5,740	1.22%		0.63%		(i	)	(i	)	8.08%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	–	(0.07)	$8.99	9.66%		$19,546	1.19%		0.67%		1.19%		0.67%		2.74%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	– (j)	(0.14)	$9.72	9.74%		$30,177	1.21%		1.40%		(i	)	(i	)	5.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.72	0.10	1.01	1.11	(0.10)	(0.13)	(0.23)	$10.60	11.56%	(g)	$36,769	1.19%	(h)	1.83%	(h)	(i	)	(i	)	2.95%

Class C Shares
Period Ended October 31, 2001 (d)	$8.83	(0.04)	(0.88)	(0.92)	–	–	–	$7.91	(10.42%	)(g)	$–	1.31%	(h)	(0.68%	)(h)	124.67%	(h)	(124.04%	)(h)	226.13%
Year Ended October 31, 2002	$7.91	–	(0.91)	(0.91)	–	–	–	$7.00	(10.33%	)	$15	1.25%		(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36	(0.09)	–	(0.09)	$8.27	19.64%		$17,804	1.22%		0.64%		(i	)	(i	)	8.08%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	–	(0.07)	$8.99	9.58%		$99,211	1.19%		0.66%		1.19%		0.66%		2.74%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	– (j)	(0.14)	$9.72	9.74%		$155,315	1.21%		1.39%		(i	)	(i	)	5.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.72	0.10	1.02	1.12	(0.10)	(0.13)	(0.23)	$10.61	11.67%	(g)	$184,378	1.19%	(h)	1.84%	(h)	(i	)	(i	)	2.95%

Class R Shares
Period Ended October 31, 2003 (e)	$8.01	–	0.25	0.25	–	–	–	$8.26	3.12%	(g)	$1	0.75%	(h)	(0.04%	)(h)	0.85%	(h)	(0.14%	)(h)	8.08%
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	–	(0.10)	$9.01	10.27%		$63	0.62%		1.19%		(i	)	(i	)	2.74%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	– (j)	(0.20)	$9.75	10.49%		$253	0.61%		1.92%		(i	)	(i	)	5.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.75	0.12	1.01	1.13	(0.12)	(0.13)	(0.25)	$10.63	11.84%	(g)	$516	0.59%	(h)	2.38%	(h)	(i	)	(i	)	2.95%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$9.67	0.12	0.20	0.32	(0.14)	–	(0.14)	$9.85	3.37%	(g)	$1	0.24%	(h)	1.73%	(h)	(i	)	(i	)(h)	5.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.85	0.14	1.02	1.16	(0.14)	(0.13)	(0.27)	$10.74	12.03%	(g)	$2,476	0.17%	(h)	0.76%	(h)	(i	)	(i	)	2.95%

Service Class Shares
Year Ended October 31, 2001	$9.59	0.15	(1.67)	(1.52)	(0.16)	–	(0.16)	$7.91	(16.05%	)	$36,670	0.61%		1.15%		1.44%		0.32%		226.13%
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)	(0.11)	–	(0.11)	$7.03	(9.88%	)	$90,512	0.61%		1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)	–	(0.10)	$8.34	20.26%		$214,101	0.61%		1.36%		(i	)	(i	)	8.08%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	–	(0.11)	$9.08	10.22%		$452,237	0.59%		1.26%		0.59%		1.26%		2.74%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	– (j)	(0.20)	$9.83	10.48%		$736,304	0.61%		1.98%		(i	)	(i	)	5.51%
Six Months Ended April 30, 2006 (Unaudited)	$9.83	0.12	1.03	1.15	(0.12)	(0.13)	(0.25)	$10.73	11.95%	(g)	$930,340	0.59%	(h)	2.43%	(h)	(i	)	(i	)	2.95%

(a) Excludes sales charge.	(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(g) Not annualized. (h)Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(i) There were no fee reductions in this period. (j) The amount is less than $0.005
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

42	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderate Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001 (d)	$9.81	0.22	(1.23)	(1.01)	(0.16)	–	(0.16)	$8.64	(10.41%	)	$9	0.71%		2.40%		2.39%		0.72%		258.23%
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)	(0.18)	–	(0.18)	$7.94	(6.12%	)	$1,186	0.48%		2.37%		0.48%		2.37%		34.36%
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23	(0.16)	–	(0.16)	$9.01	15.75%		$9,972	0.47%		1.88%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)	–	(0.16)	$9.60	8.36%		$35,157	0.47%		1.78%		0.47%		1.78%		5.64%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%		$57,505	0.48%		2.35%		(j	)	(j	)	5.91%
Six Months Ended April 30, 2006 (Unaudited)	$10.11	0.14	0.73	0.87	(0.14)	(0.11)	(0.25)	$10.73	8.70%	(h)	$63,693	0.47%	(i)	2.72%	(i)	(j	)	(j	)	3.50%

Class B Shares
Year Ended October 31, 2001	$9.81	0.19	(1.25)	(1.06)	(0.11)	–	(0.11)	$8.64	(10.84%	)	$9	1.31%		2.11%		4.08%		(0.66%	)	258.23%
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)	(0.12)	–	(0.12)	$7.92	(6.96%	)	$161	1.23%		1.33%		1.24%		1.32%		34.36%
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17	(0.13)	–	(0.13)	$8.96	14.89%		$6,229	1.21%		1.09%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)	–	(0.10)	$9.55	7.72%		$19,504	1.19%		1.07%		1.19%		1.07%		5.64%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%		$28,907	1.20%		1.66%		(j	)	(j	)	5.91%
Six Months Ended April 30, 2006 (Unaudited)	$10.04	0.10	0.72	0.82	(0.10)	(0.11)	(0.21)	$10.65	8.30%	(h)	$34,067	1.18%	(i)	1.98%	(i)	(j	)	(j	)	3.50%

Class C Shares
Period Ended October 31, 2001 (e)	$9.32	(0.04)	(0.62)	(0.66)	–	–	–	$8.66	(7.08%	)(h)	$–	1.31%	(i)	(0.67%	)(i)	123.09%	(i)	(122.45%	)(j)	258.23%
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)	(0.05)	–	(0.05)	$7.90	(7.13%	)	$416	1.23%		1.89%		1.29%		1.83%		34.36%
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17	(0.13)	–	(0.13)	$8.94	14.98%		$21,995	1.22%		0.98%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)	–	(0.10)	$9.52	7.67%		$102,058	1.19%		1.07%		1.19%		1.07%		5.64%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%		$150,491	1.20%		1.66%		(j	)	(j	)	5.91%
Six Months Ended April 30, 2006 (Unaudited)	$10.01	0.10	0.72	0.82	(0.10)	(0.11)	(0.21)	$10.62	8.32%	(h)	$172,001	1.18%	(i)	1.99%	(i)	(j	)	(j	)	3.50%

Class R Shares
Period Ended October 31, 2003 (f)	$8.77	0.01	0.18	0.19	–	–	–	$8.96	2.17%	(h)	$1	0.74%	(i)	0.68%	(i)	0.84%	(i)	0.58%	(j)	13.50%
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)	–	(0.13)	$9.56	8.19%		$42	0.62%		1.79%		(j	)	(j	)	5.64%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%		$199	0.61%		2.09%		(j	)	(j	)	5.91%
Six Months Ended April 30, 2006 (Unaudited)	$10.06	0.14	0.72	0.86	(0.14)	(0.11)	(0.25)	$10.67	8.67%	(h)	$3,568	0.58%	(i)	2.75%	(i)	(j	)	(j	)	3.50%

Institutional Class Shares
Period Ended October 31, 2005 (g)	$10.02	0.18	0.09	0.27	(0.17)	–	(0.17)	$10.12	2.71%	(h)	$1	0.23%	(i)	2.45%	(i)	(j	)	(j	)	5.91%
Six Months Ended April 30, 2006 (Unaudited)	$10.12	0.15	0.73	0.88	(0.15)	(0.11)	(0.26)	$10.74	8.84%	(h)	$1,185	0.17%	(i)	1.84%	(i)	(j	)	(j	)	3.50%

Service Class Shares
Year Ended October 31, 2001	$9.82	0.19	(1.19)	(1.00)	(0.19)	–	(0.19)	$8.63	(10.26%	)	$58,228	0.61%		2.06%		0.97%		1.70%		258.23%
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)	(0.17)	–	(0.17)	$7.92	(6.35%	)	$123,963	0.61%		2.13%		0.65%		2.09%		34.36%
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22	(0.15)	–	(0.15)	$8.99	15.59%		$247,424	0.60%		1.82%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)	–	(0.15)	$9.59	8.34%		$487,130	0.59%		1.66%		0.59%		1.66%		5.64%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%		$934,203	0.60%		2.24%		(j	)	(j	)	5.91%
Six Months Ended April 30, 2006 (Unaudited)	$10.09	0.13	0.73	0.86	(0.13)	(0.11)	(0.24)	$10.71	8.66%	(h)	$1,064,229	0.58%	(i)	2.59%	(i)	(j	)	(j	)	3.50%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions in this period.

See notes to financial statements.

2006 Semiannual Report	43

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001 (d)	$9.89	0.35	(0.75)	(0.40)	(0.30)	–	(0.30)	$9.19	(4.06%	)	$10	0.71%		3.66%		3.81%		0.56%		235.84%
Year Ended October 31, 2002 (d)	$9.19	0.26	(0.49)	(0.23)	(0.25)	–	(0.25)	$8.71	(2.60%	)	$898	0.50%		2.99%		0.51%		2.98%		49.00%
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95	(0.22)	–	(0.22)	$9.44	11.02%		$4,482	0.53%		2.34%		(j	)	(j	)	19.93%
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)	–	(0.19)	$9.88	6.71%		$11,157	0.52%		2.12%		0.52%		2.12%		6.66%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%		$16,923	0.54%		2.57%		0.54%		2.57%		8.37%
Six Months Ended April 30, 2006 (Unaudited)	$10.18	0.15	0.44	0.59	(0.15)	(0.17)	(0.32)	$10.45	5.81%	(h)	$26,464	0.51%	(i)	2.87%	(i)	(j	)	(j	)	4.58%

Class B Shares
Year Ended October 31, 2001	$9.89	0.29	(0.75)	(0.46)	(0.23)	–	(0.23)	$9.20	(4.67%	)	$10	1.31%		3.14%		4.52%		(0.07%	)	235.84%
Year Ended October 31, 2002 (d)	$9.20	0.20	(0.49)	(0.29)	(0.19)	–	(0.19)	$8.72	(3.22%	)	$83	1.27%		2.24%		1.29%		2.22%		49.00%
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89	(0.17)	–	(0.17)	$9.44	10.37%		$2,453	1.28%		1.52%		(j	)	(j	)	19.93%
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)	–	(0.12)	$9.88	5.99%		$4,606	1.21%		1.41%		(j	)	(j	)	6.66%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%		$6,002	1.22%		1.90%		1.22%		1.90%		8.37%
Six Months Ended April 30, 2006 (Unaudited)	$10.18	0.11	0.44	0.55	(0.11)	(0.17)	(0.28)	$10.45	5.46%	(h)	$6,850	1.21%	(i)	2.23%	(i)	(j	)	(j	)	4.58%

Class C Shares
Period Ended October 31, 2001 (e)	$9.64	(0.04)	(0.38)	(0.42)	–	–	–	$9.22	(4.36%	)(h)	$–	1.31%	(i)	(0.79%	)(i)	122.29%	(i)	(121.77%	)(i)	235.84%
Year Ended October 31, 2002	$9.22	–	(0.44)	(0.44)	(0.06)	–	(0.06)	$8.72	(3.14%	)	$88	1.27%		2.48%		1.33%		2.42%		49.00%
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88	(0.18)	–	(0.18)	$9.42	10.26%		$7,530	1.29%		1.45%		(j	)	(j	)	19.93%
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)	–	(0.13)	$9.85	5.99%		$26,760	1.22%		1.42%		(j	)	(j	)	6.66%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%		$39,545	1.22%		1.90%		1.22%		1.90%		8.37%
Six Months Ended April 30, 2006 (Unaudited)	$10.14	0.11	0.45	0.56	(0.11)	(0.17)	(0.28)	$10.42	5.58%	(h)	$42,365	1.21%	(i)	2.24%	(i)	(j	)	(j	)	4.58%

Class R Shares
Period Ended October 31, 2003 (f)	$9.33	0.01	0.11	0.12	–	–	–	$9.45	1.29%	(h)	$1	0.81%	(i)	1.34%	(i)	0.91%	(i)	1.24%	(i)	19.93%
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)	–	(0.16)	$9.91	6.55%		$1	0.60%		2.01%		(j	)	(j	)	6.66%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%		$1	0.65%		2.54%		0.65%		2.54%		8.37%
Six Months Ended April 30, 2006 (Unaudited)	$10.22	0.14	0.47	0.61	(0.15)	(0.17)	(0.32)	$10.51	5.88%	(h)	$11	0.35%	(i)	2.90%	(i)	(j	)	(j	)	4.58%

Institutional Class Shares
Period Ended October 31, 2005 (g)	$10.17	0.23	0.04	0.27	(0.20)	–	(0.20)	$10.24	3.70%	(h)	$1	0.29%	(i)	3.17%	(i)	(j	)	(j	)	8.37%
Six Months Ended April 30, 2006 (Unaudited)	$10.24	0.15	0.46	0.61	(0.16)	(0.17)	(0.33)	$10.52	6.02%	(h)	$907	0.18%	(i)	2.40%	(i)	(j	)	(j	)	4.58%

Service Class Shares
Year Ended October 31, 2001	$9.90	0.31	(0.70)	(0.39)	(0.31)	–	(0.31)	$9.20	(3.99%	)	$14,772	0.61%		3.34%		2.50%		1.45%		235.84%
Year Ended October 31, 2002 (d)	$9.20	0.26	(0.50)	(0.24)	(0.24)	–	(0.24)	$8.72	(2.70%	)	$36,927	0.61%		2.82%		0.69%		2.74%		49.00%
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95	(0.20)	–	(0.20)	$9.47	11.09%		$78,189	0.61%		2.28%		0.65%		2.24%		19.93%
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)	–	(0.18)	$9.91	6.59%		$136,368	0.61%		2.01%		0.61%		2.01%		6.66%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%		$195,790	0.62%		2.49%		0.62%		2.49%		8.37%
Six Months Ended April 30, 2006 (Unaudited)	$10.21	0.14	0.45	0.59	(0.14)	(0.17)	(0.31)	$10.49	5.84%	(h)	$224,629	0.61%	(i)	2.83%	(i)	(j	)	(j	)	4.58%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions in this period.

See notes to financial statements.

44	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.99	0.45	(0.28)	0.17	(0.38)	–	(0.38)	$9.78	1.71%		$10	0.71%		4.45%		6.91%		(1.75%	)	176.59%
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04	(0.31)	–	(0.31)	$9.51	0.45%		$802	0.50%		3.62%		0.50%		3.62%		46.89%
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65	(0.28)	–	(0.28)	$9.88	6.89%		$1,798	0.53%		2.83%		(i	)	(i	)	32.93%
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)	–	(0.22)	$10.13	4.84%		$5,008	0.50%		2.43%		0.51%		2.43%		11.67%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%		$28,965	0.53%		2.85%		0.53%		2.85%		13.42%
Six Months Ended April 30, 2006 (Unaudited) (j)	$10.17	0.16	0.18	0.34	(0.15)	(0.12)	(0.27)	$10.24	3.40%	(g)	$9,747	0.48%	(h)	3.11%	(h)	(i	)	(i	)	11.40%

Class B Shares
Year Ended October 31, 2001	$9.99	0.38	(0.28)	0.10	(0.30)	–	(0.30)	$9.79	1.04%		$10	1.31%		3.82%		7.70%		(2.57%	)	176.59%
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)	(0.25)	–	(0.25)	$9.53	(0.15%	)	$75	1.27%		2.77%		1.33%		2.71%		46.89%
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57	(0.23)	–	(0.23)	$9.87	6.05%		$1,622	1.29%		1.96%		(i	)	(i	)	32.93%
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)	–	(0.15)	$10.12	4.12%		$3,437	1.23%		1.70%		(i	)	(i	)	11.67%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%		$4,010	1.22%		2.10%		1.22%		2.10%		13.42%
Six Months Ended April 30, 2006 (Unaudited)	$10.16	0.12	0.19	0.31	(0.12)	(0.12)	(0.24)	$10.23	3.04%	(g)	$3,928	1.21%	(h)	2.39%	(h)	(i	)	(i	)	11.40%

Class C Shares
Period Ended October 31, 2001 (d)	$9.97	(0.05)	(0.13)	(0.18)	–	–	–	$9.79	(1.81%	)(g)	$–	1.31%	(h)	(0.90%	)(h)	121.18%	(h)	(120.77%	)(h)	176.59%
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)	(0.26)	–	(0.26)	$9.51	(0.21%	)	$400	1.27%		2.75%		1.29%		2.73%		46.89%
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57	(0.23)	–	(0.23)	$9.85	6.03%		$3,592	1.29%		1.95%		(i	)	(i	)	32.93%
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)	–	(0.16)	$10.09	4.10%		$13,683	1.24%		1.69%		(i	)	(i	)	11.67%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%		$19,106	1.23%		2.10%		1.23%		2.10%		13.42%
Six Months Ended April 30, 2006 (Unaudited)	$10.13	0.12	0.18	0.30	(0.12)	(0.12)	(0.24)	$10.19	3.04%	(g)	$18,388	1.21%	(h)	2.40%	(h)	(i	)	(i	)	11.40%

Class R Shares
Period Ended October 31, 2003 (e)	$9.83	0.02	0.02	0.04	–	–	–	$9.87	0.41%	(g)	$1	0.84%	(h)	2.03%	(h)	0.94%	(h)	1.93%	(h)	32.93%
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)	–	(0.18)	$10.15	4.73%		$1	0.62%		2.30%		(i	)	(i	)	11.67%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%		$3	0.65%		2.67%		0.65%		2.67%		13.42%
Six Months Ended April 30, 2006 (Unaudited) (j)	$10.20	0.16	0.17	0.33	(0.16)	(0.12)	(0.28)	$10.25	3.31%	(g)	$32	0.61%	(h)	3.10%	(h)	(i	)	(i	)	11.40%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$10.20	0.27	(0.02)	0.25	(0.22)	–	(0.22)	$10.23	2.44%	(g)	$1	0.28%	(h)	3.74%	(h)	0.28%	(h)	3.74%	(h)	13.42%
Six Months Ended April 30, 2006 (Unaudited)	$10.23	0.16	0.20	0.36	(0.17)	(0.12)	(0.29)	$10.30	3.62%	(g)	$29	0.18%	(h)	3.25%	(h)	(i	)	(i	)	11.40%

Service Class Shares
Year Ended October 31, 2001	$10.00	0.41	(0.24)	0.17	(0.38)	–	(0.38)	$9.79	1.75%		$11,459	0.61%		4.17%		2.58%		2.20%		176.59%
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05	(0.31)	–	(0.31)	$9.53	0.48%		$28,253	0.61%		3.49%		0.72%		3.38%		46.89%
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64	(0.27)	–	(0.27)	$9.90	6.76%		$59,472	0.61%		2.73%		0.67%		2.68%		32.93%
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)	–	(0.21)	$10.15	4.69%		$101,261	0.61%		2.31%		0.63%		2.29%		11.67%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%		$137,589	0.62%		2.70%		0.63%		2.70%		13.42%
Six Months Ended April 30, 2006 (Unaudited)	$10.20	0.15	0.18	0.33	(0.15)	(0.12)	(0.27)	$10.26	3.33%	(g)	$148,576	0.61%	(h)	2.99%	(h)	(i	)	(i	)	11.40%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g) Not annualized.

(h)Annualized.

(i)  There were no fee reductions in this period.

(j)  Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Semiannual Report	45

Gartmore Optimal Allocations Fund: Aggressive

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Optimal Allocations Fund: Aggressive (Class A at NAV) returned 15.16% versus 12.43% for its composite benchmark, which consists of 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 11.46%.

The Gartmore Optimal Allocations Fund: Aggressive is currently invested in a set of 13 underlying funds. The Fund’s allocations are reviewed quarterly by Gartmore and by Ibbotson Associates Advisors LLC, an asset allocation consultant owned by Morningstar, and are subject to change.

Underlying Funds	Target Allocation	6-Month Returns of Underlying Funds*
Gartmore Global Financial Services Fund	16%	20.22%
Gartmore Nationwide Fund	15%	10.48%
Gartmore Global Health Sciences Fund	11%	2.07%
Gartmore U.S. Growth Leaders Fund	10%	9.07%
Gartmore Global Technology and Communications Fund	10%	11.35%
Gartmore Small Cap Fund	7%	25.53%
iShares Cohen & Steers Realty Majors Index Fund	6%	17.08%
Gartmore International Growth Fund	5%	33.27%
Gartmore Global Natural Resources Fund	5%	25.88%
Gartmore U.S. Growth Leaders Long-Short Fund	5%	5.69%
Gartmore Emerging Markets Fund	4%	38.09%
Gartmore Micro Cap Equity Fund	4%	25.72%
Gartmore Global Utilities Fund	2%	10.82%

*	Fund allocations and Institutional Share Class returns are as of 4/30/06.

The reporting period ended April 30, 2006, witnessed explosive growth in U.S. real gross domestic product (GDP). The rate rose from 1.7% in the fiscal fourth quarter of 2005 (a reflection of the economic impact of the Gulf Coast hurricanes and volatile energy prices, among other factors) to 5.1% in the fiscal first quarter of 2006. This increase began to moderate during the closing months of the Fund’s reporting period, to about 2.5%; GDP growth is expected to remain at this level through the end of the year.

In the United States, the Federal Reserve Board maintained its measured interest-rate-tightening pace, raising the federal funds rate from 4.25% in the fourth quarter of 2005 to 4.75% in the first quarter of 2006. Thus far, the Federal Reserve’s regimen appears to be having the desired effect of slowing down what was generally viewed as unhealthy growth in the domestic housing market and in the demand for consumer loans.

With its 16% allocation to the Gartmore Optimal Allocations Fund: Aggressive and a return of 20.22%, the Gartmore Global Financial Services Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns during the period, the Gartmore Global Utilities Fund, with its 2% allocation to the Aggressive Fund and a return of 10.82%, generated the smallest contribution to portfolio performance during the reporting period.

Looking ahead, we see risks emerging on the horizon that may lead to a short-term correction in equity prices. Among those risks are Iran’s nuclear ambitions and Venezuela’s various pro-Latin America/anti-U.S. initiatives; the combined effect may prompt increases in oil and energy prices. Observers of trends in the Far East fear that China’s economy may be growing too quickly, as evidenced by the accelerating rate of defaults on bank loans, a rate which already is far higher than that within the developed world. Other risks exist as well. Nevertheless, investors should bear in mind that stock-market corrections of the recent past have generally been followed by very strong markets that benefited investors who diversified their assets across a number of defensive and opportunistic investment strategies for the long term.

Portfolio Manager:

William H. Miller

46	Semiannual Report 2006

Fund Performance	Gartmore Optimal Allocation Fund: Aggressive

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	15.16%	27.07%	17.03%
	w/SC3	8.55%	19.74%	13.32%
Class B	w/o SC2	14.76%	26.21%	16.05%
	w/SC4	9.76%	21.21%	14.12%
Class C	w/o SC2	14.72%	26.20%	16.03%
	w/SC5	13.72%	25.20%	16.03%
Class R6		14.98%	26.90%	16.59%
Institutional Class[6]		15.29%	27.54%	17.26%
Institutional Service Class[6]		15.09%	27.20%	17.06%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Aggressive, S&P 500 Index (S&P 500)(a), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(b), Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate(c), the Aggressive Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

2006 Semiannual Report	47

Fund Performance (Continued)	Gartmore Optimal Allocation Fund: Aggressive

(b)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(c)	The LB U.S. Aggregate is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(d)	The Optimal Allocation Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%), the MSCI EAFE (25%) and the LB Aggregate Bond (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

48	Semiannual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocation Fund: Aggressive

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Optimal Allocations Fund: Aggressive			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,151.60	$2.72	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.47	$2.56	0.51%
Class B	Actual		$1,000.00	$1,147.60	$6.66	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class C	Actual		$1,000.00	$1,147.20	$6.65	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class R	Actual		$1,000.00	$1,149.80	$3.09	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.12	$2.91	0.58%
Institutional Service Class	Actual		$1,000.00	$1,150.90	$2.35	0.44%
	Hypothetical	[1]	$1,000.00	$1,022.82	$2.21	0.44%
Institutional Class	Actual		$1,000.00	$1,152.90	$1.33	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Semiannual Report	49

Portfolio Summary	Gartmore Optimal Allocations Fund: Aggressive

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	96.8%
Other assets in excess of liabilites	3.2%

100.0%

Asset Allocation Detail
Equity Funds	96.8%
Other Assets	3.2%

100.0%

Top Holdings
Gartmore Global Financial Services Fund Institutional Class	16.0%
Gartmore Nationwide Fund Institutional Class	14.8%
Gartmore Global Health Sciences Fund Institutional Class	10.4%
Gartmore U.S. Growth Leaders Fund Institutional Class	9.7%
Gartmore Global Technology and Communications Fund Institutional Class	9.6%
Gartmore Small Cap Fund Institutional Class	6.9%
Gartmore Global Natural Resources Fund Institutional Class	5.1%
Gartmore International Growth Fund Institutional Class	5.1%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	4.9%
Gartmore Emerging Markets Fund Institutional Class	4.2%
Other Assets	13.3%

100.00

50	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Optimal Allocations Fund: Aggressive

Mutual Funds (96.8%)

	Shares	Value

Equity Funds (96.8%)
Gartmore Emerging Markets Fund Institutional Class (b)	17,634	$333,463
Gartmore Global Financial Services Fund Institutional Class (b)	82,873	1,274,594
Gartmore Global Health Sciences Fund Institutional Class (b)	75,761	829,582
Gartmore Global Natural Resources Fund Institutional Class (b)	19,566	408,138
Gartmore Global Technology and Communications Fund Institutional Class (b)	181,265	764,939
Gartmore Global Utilities Fund Institutional Class (b)	13,878	159,178
Gartmore International Growth Fund Institutional Class (b)	31,204	406,592
Gartmore Micro Cap Equity Fund Institutional Class (b)	12,320	314,657
Gartmore Nationwide Fund Institutional Class (b)	59,222	1,176,157
Gartmore Small Cap Fund Institutional Class (b)	26,372	547,749
Gartmore U.S. Growth Leaders Fund Institutional Class (b)	74,287	773,326
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	37,542	390,809
iShares Cohen & Steers Realty Majors Index Fund	3,843	317,432

Total Mutual Funds		7,696,616

Total Investments (Cost $7,355,974) (a) — 96.8%		7,696,616

Other assets in excess of liabilities — 3.2%		254,227

NET ASSETS — 100.0%		$7,950,843

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in an affiliate.

See notes to financial statements.

2006 Semiannual Report	51

Gartmore Optimal Allocations Fund: Moderately Aggressive

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Optimal Allocations Fund: Moderately Aggressive (Class A at NAV) returned 12.39% versus 10.35% for its composite benchmark, which consists of 60% S&P 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 20% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds was 8.34%.

The Gartmore Optimal Allocations Fund: Moderately Aggressive is currently invested in a set of 16 underlying funds. The Fund’s allocations are reviewed quarterly by Gartmore and by Ibbotson Associates Advisors LLC, an asset allocation consultant owned by Morningstar, and are subject to change.

Underlying Funds	Target Allocation	6-Month Returns of Underlying Funds*
Gartmore Bond Fund	13%	0.44%
Gartmore Nationwide Fund	12%	10.48%
Gartmore Global Financial Services Fund	12%	20.22%
Gartmore U.S. Growth Leaders Fund	8%	9.07%
Gartmore Global Health Sciences Fund	7%	2.07%
Gartmore Small Cap Fund	6%	25.53%
Gartmore U.S. Growth Leaders Long-Short Fund	6%	5.69%
Gartmore International Growth Fund	5%	33.27%
Gartmore Global Technology and Communications Fund	5%	11.35%
Gartmore Global Natural Resources Fund	5%	25.88%
iShares Cohen & Steers Realty Majors Index Fund	5%	17.08%
Gartmore Convertible Fund	4%	5.52%
Gartmore Mid Cap Growth Fund	3%	15.68%
Gartmore High Yield Bond Fund	3%	5.68%
Gartmore Global Utilities Fund	3%	10.82%
Gartmore Emerging Markets Fund	3%	38.09%

*	Fund allocations and Institutional Share Class returns as of 4/30/06.

The reporting period ended April 30, 2006, witnessed explosive growth in U.S. real gross domestic product (GDP). The rate rose from 1.7% in the fiscal fourth quarter of 2005 (a reflection of the economic impact of the Gulf Coast hurricanes and volatile energy prices, among other factors) to 5.1% in the fiscal first quarter of 2006. This increase began to moderate during the closing months of the Fund’s reporting period, to about 2.5%; GDP growth is expected to remain at this level through the end of the year.

In the United States, the Federal Reserve Board maintained its measured interest-rate-tightening pace, raising the federal funds rate from 4.25% in the fourth quarter of 2005 to 4.75% in the first quarter of 2006. Thus far, the Federal Reserve’s regimen appears to be having the desired effect of slowing down what was generally viewed as unhealthy growth in the domestic housing market and in the demand for consumer loans.

With its 12% allocation to the Gartmore Optimal Allocations Fund: Moderately Aggressive and a return of 20.22%, the Gartmore Global Financial Services Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns during the period, the Gartmore Bond Fund, with its 13% allocation to the Moderately Aggressive Fund and a return of 0.44%, generated the smallest contribution to portfolio performance during the reporting period.

Looking ahead, we see risks emerging on the horizon that may lead to a short-term correction in equity prices. Among those risks are Iran’s nuclear ambitions and Venezuela’s various pro-Latin America/anti-U.S. initiatives; the combined effect may prompt increases in oil and energy prices. Observers of trends in the Far East fear that China’s economy may be growing too quickly, as evidenced by the accelerating rate of defaults on bank loans, a rate which already is far higher than that within the developed world. Other risks exist as well. Nevertheless, investors should bear in mind that stock-market corrections of the recent past have generally been followed by very strong markets that benefited investors who diversified their assets across a number of defensive and opportunistic investment strategies for the long term.

Portfolio Manager:

William H. Miller

52	Semiannual Report 2006

Fund Performance	Gartmore Optimal Allocation Fund: Moderately Aggressive

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	12.39%	21.70%	15.08%
	w/SC3	5.97%	14.65%	11.43%
Class B	w/o SC2	11.99%	20.80%	14.22%
	w/SC4	6.99%	15.80%	12.25%
Class C	w/o SC2	12.02%	20.89%	14.18%
	w/SC5	11.02%	19.89%	14.18%
Class R6		12.37%	21.52%	14.79%
Institutional Class[6]		12.61%	22.06%	15.42%
Institutional Service Class[6]		12.52%	21.96%	15.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Moderately Aggressive, S&P 500 Index (S&P 500)(a), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(b), Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(c), the Moderately Aggressive Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

2006 Semiannual Report	53

Fund Performance (Continued)	Gartmore Optimal Allocation Fund: Moderately Aggressive

(c)	The LB U.S. Aggregate is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%), the MSCI EAFE (20%) and the LB U.S. Aggregate (20%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

54	Semiannual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Moderately Aggressive

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Optimal Allocations Fund: Moderately Aggressive		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual	$1,000.00	$1,123.90	$2.69	0.51%
	Hypothetical[1]	$1,000.00	$1,022.47	$2.56	0.51%
Class B	Actual	$1,000.00	$1,119.90	$6.57	1.25%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class C	Actual	$1,000.00	$1,120.20	$6.57	1.25%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class R	Actual	$1,000.00	$1,123.70	$3.11	0.59%
	Hypothetical[1]	$1,000.00	$1,022.07	$2.96	0.59%
Institutional Service Class	Actual	$1,000.00	$1,125.20	$2.11	0.40%
	Hypothetical[1]	$1,000.00	$1,023.02	$2.01	0.40%
Institutional Class	Actual	$1,000.00	$1,126.10	$1.32	0.25%
	Hypothetical[1]	$1,000.00	$1,023.76	$1.26	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Semiannual Report	55

Portfolio Summary	Gartmore Optimal Allocations Fund: Moderately Aggressive

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.6%
Other assets in excess of liabilities	0.4%

100.0%

Asset Allocation Detail
Equity Funds	79.7%
Fixed-Income Funds	19.9%
Other Assets	0.4%

100.0%

Top Holdings
Gartmore Bond Fund Institutional Class	12.9%
Gartmore Global Financial Services Fund Institutional Class	12.3%
Gartmore Nationwide Fund Institutional Class	12.1%
Gartmore U.S. Growth Leaders Fund Institutional Class	7.9%
Gartmore Global Health Sciences Fund Institutional Class	6.7%
Gartmore Small Cap Fund Institutional Class	6.0%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	6.0%
Gartmore Global Natural Resources Fund Institutional Class	5.2%
Gartmore International Growth Fund Institutional Class	5.2%
Gartmore Global Technology and Communications Fund Institutional Class	4.9%
Other Assets	20.8%

100.0%

56	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Optimal Allocations Fund: Moderately Aggressive

Mutual Funds (99.6%)

	Shares	Value

Equity Funds (79.7%)
Gartmore Emerging Markets Fund Institutional Class (b)	34,117	$645,158
Gartmore Global Financial Services Fund Institutional Class (b)	159,794	2,457,627
Gartmore Global Health Sciences Fund Institutional Class (b)	123,541	1,352,772
Gartmore Global Natural Resources Fund Institutional Class (b)	50,373	1,050,779
Gartmore Global Technology and Communications Fund Institutional Class (b)	232,738	982,152
Gartmore Global Utilities Fund Institutional Class (b)	53,476	613,373
Gartmore International Growth Fund Institutional Class (b)	80,338	1,046,810
Gartmore Mid Cap Growth Fund Institutional Class (b)	34,896	600,566
Gartmore Nationwide Fund Institutional Class (b)	121,768	2,418,309
Gartmore Small Cap Fund Institutional Class (b)	58,067	1,206,060
Gartmore U.S. Growth Leaders Fund Institutional Class (b)	152,788	1,590,524
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	115,856	1,206,060
iShares Cohen & Steers Realty Majors Index Fund	9,816	810,802

		15,980,992

	Shares	Value

Fixed-Income Funds (19.9%)
Gartmore Bond Fund Institutional Class (b)	275,593	$2,582,308
Gartmore Convertible Fund Institutional Class (b)	76,032	799,856
Gartmore High Yield Bond Fund Institutional Class (b)	87,389	604,732

		3,986,896

Total Mutual Funds		19,967,888

Total Investments (Cost $19,185,714) (a) — 99.6%		19,967,888

Other assets in excess of liabilities — 0.4%		81,914

NET ASSETS — 100.0%		$20,049,802

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in an affiliate.

See notes to financial statements.

2006 Semiannual Report	57

Gartmore Optimal Allocations Fund: Moderate

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Optimal Allocations Fund: Moderate (Class A at NAV) returned 9.36% versus 8.47% for its composite benchmark, which consists of 40% S&P 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 40% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds was 7.30%.

The Gartmore Optimal Allocations Fund: Moderate is currently invested in a set of 17 underlying funds. The Fund’s allocations are reviewed quarterly by Gartmore and by Ibbotson Associates Advisors LLC, an asset allocation consultant owned by Morningstar, and are subject to change.

Underlying Funds	Target Allocation	6-Month Returns of Underlying Funds*
Gartmore Bond Fund	23%	0.44%
Gartmore Nationwide Fund	11%	10.48%
Gartmore Global Financial Services Fund	8%	20.22%
Gartmore U.S. Growth Leaders Long-Short Fund	7%	5.69%
Gartmore Convertible Fund	6%	5.52%
iShares Cohen & Steers Realty Majors Index Fund	5%	17.08%
Gartmore International Growth Fund	5%	33.27%
Gartmore High Yield Bond Fund	5%	5.68%
Gartmore Global Natural Resources Fund	5%	25.88%
Gartmore U.S. Growth Leaders Fund	4%	9.07%
Gartmore Mid Cap Growth Fund	4%	15.68%
Gartmore Global Utilities Fund	4%	10.82%
Gartmore Global Health Sciences Fund	4%	2.07%
Gartmore Money Market Fund	3%	1.86%	**
Gartmore Small Cap Fund	2%	25.53%
Gartmore Short Duration Bond Fund	2%	1.33%

Underlying Funds	Target Allocation	6-Month Returns of Underlying Funds*
Gartmore Global Technology and Communications Fund	2%	11.35%

*	Fund allocations and Institutional Share Class returns as of 4/30/06.

The reporting period ended April 30, 2006, witnessed explosive growth in U.S. real gross domestic product (GDP). The rate rose from 1.7% in the fiscal fourth quarter of 2005 (a reflection of the economic impact of the Gulf Coast hurricanes and volatile energy prices, among other factors) to 5.1% in the fiscal first quarter of 2006. This increase began to moderate during the closing months of the Fund’s reporting period, to about 2.5%; GDP growth is expected to remain at this level through the end of the year.

In the United States, the Federal Reserve Board maintained its measured interest-rate-tightening pace, raising the federal funds rate from 4.25% in the fourth quarter of 2005 to 4.75% in the first quarter of 2006. Thus far, the Federal Reserve’s regimen appears to be having the desired effect of slowing down what was generally viewed as unhealthy growth in the domestic housing market and in the demand for consumer loans.

With its 5% allocation to the Gartmore Optimal Allocations Fund: Moderate and a return of 33.27%, the Gartmore International Growth Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns during the period, the Gartmore Short Duration Bond Fund, with its 2% allocation to the Moderate Fund and a return of 1.33%, generated the smallest contribution to portfolio performance during the reporting period.

Looking ahead, we see risks emerging on the horizon that may lead to a short-term correction in equity prices. Among those risks are Iran’s nuclear ambitions and Venezuela’s various pro-Latin America/anti-U.S. initiatives; the combined effect may prompt increases in oil and energy prices. Observers of trends in the Far East fear that China’s economy may be growing too quickly, as evidenced by the accelerating rate of defaults on bank loans, a rate which already is far higher than that within the developed world. Other risks exist as well. Nevertheless, investors should bear in mind that stock-market corrections of the recent past have generally been followed by very strong markets that benefited investors who diversified their assets across a number of defensive and opportunistic investment strategies for the long term.

Portfolio Manager:

William H. Miller

58	Semiannual Report 2006

Fund Performance	Gartmore Optimal Allocations Fund: Moderate

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	9.36%	16.01%	12.73%
	w/SC3	3.11%	9.34%	9.15%
Class B	w/o SC2	9.05%	15.20%	11.49%
	w/SC4	4.05%	10.20%	9.49%
Class C	w/o SC2	9.00%	15.19%	11.67%
	w/SC5	8.00%	14.19%	11.67%
Class R6		9.34%	15.84%	12.16%
Institutional Class[6]		9.57%	16.36%	12.80%
Institutional Service Class[6]		9.47%	16.26%	12.67%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Moderate, S&P 500 Index (S&P 500)(a), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(b), Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(c), the Moderate Composite Index (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

2006 Semiannual Report	59

Fund Performance (Continued)	Gartmore Optimal Allocations Fund: Moderate

(b)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(c)	The LB U.S. Aggregate is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (40%), the MSCI EAFE (20%) and the LB U.S. Aggregate (40%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60	Semiannual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocation Fund: Moderate

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Optimal Allocations Fund: Moderate			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,093.60	$2.65	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.47	$2.56	0.51%
Class B	Actual		$1,000.00	$1,090.50	$6.48	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class C	Actual		$1,000.00	$1,090.00	$6.48	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class R	Actual		$1,000.00	$1,093.40	$3.17	0.61%
	Hypothetical	[1]	$1,000.00	$1,021.98	$3.06	0.61%
Institutional Service Class	Actual		$1,000.00	$1,094.70	$1.77	0.34%
	Hypothetical	[1]	$1,000.00	$1,023.31	$1.71	0.34%
Institutional Class	Actual		$1,000.00	$1,095.70	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Semiannual Report	61

Portfolio Summary	Gartmore Optimal Allocation Fund: Moderate

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	98.6%
Other assets in excess of liabilities	1.4%

100.0%

Asset Allocation Detail
Equity Funds	60.6%
Fixed-Income Funds	35.1%
Money Market Funds	2.9%
Other Assets	1.4%

100%

Top Holdings
Gartmore Bond Fund Institutional Class	22.3%
Gartmore Nationwide Fund Institutional Class	10.8%
Gartmore Global Financial Services Fund Institutional Class	8.0%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	6.9%
Gartmore Convertible Fund Institutional Class	5.9%
iShares Cohen & Steers Realty Majors Index Fund	5.2%
Gartmore Global Natural Resources Fund Institutional Class	5.1%
Gartmore International Growth Fund Institutional Class	5.1%
Gartmore High Yield Bond Fund Institutional Class	4.9%
Gartmore Global Utilities Fund Institutional Class	4.0%
Other Assets	21.8%

100.0%

62	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Optimal Allocation Fund: Moderate

Mutual Funds (98.6%)

	Shares or Principal Amount	Value

Equity Funds (60.6%)
Gartmore Global Financial Services Fund Institutional Class (b)	126,250	$1,941,720
Gartmore Global Health Sciences Fund Institutional Class (b)	83,772	917,301
Gartmore Global Natural Resources Fund Institutional Class (b)	59,723	1,245,827
Gartmore Global Technology and Communications Fund Institutional Class (b)	110,358	465,712
Gartmore Global Utilities Fund Institutional Class (b)	84,535	969,614
Gartmore International Growth Fund Institutional Class (b)	95,186	1,240,269
Gartmore Mid Cap Growth Fund Institutional Class (b)	55,162	949,346
Gartmore Nationwide Fund Institutional Class (b)	132,302	2,627,519
Gartmore Small Cap Fund Institutional Class (b)	22,958	476,834
Gartmore U.S. Growth Leaders Fund Institutional Class (b)	90,587	943,007
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	160,169	1,667,359
iShares Cohen & Steers Realty Majors Index Fund	15,127	1,249,490

		14,693,998

	Shares or Principal Amount	Value

Fixed-Income Funds (35.1%)
Gartmore Bond Fund Institutional Class (b)	577,942	$5,415,316
Gartmore Convertible Fund Institutional Class (b)	135,195	1,422,247
Gartmore High Yield Bond Fund Institutional Class (b)	172,584	1,194,285
Gartmore Short Duration Bond Fund Institutional Class (b)	48,496	474,779

		8,506,627

Money Market Funds (2.9%)

Gartmore Money Market Fund Institutional Class (b)	$711,753	711,753

Total Mutual Funds		23,912,378

Total Investments (Cost $23,243,722) (a) — 98.6%		23,912,378

Other assets in excess of liabilities — 1.4%		327,535

NET ASSETS — 100.0%		$24,239,913

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in an affiliate.

See notes to financial statements.

2006 Semiannual Report	63

Gartmore Optimal Allocations Fund: Specialty

Effective April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of each Fund’s assets among the asset classes and underlying funds.

For the semiannual period ended April 30, 2006, the Gartmore Optimal Allocations Fund: Specialty (Class A at NAV) returned 17.36% versus 13.56% for its composite benchmark, which consists of 70% S&P 500® Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty/Miscellaneous Funds was 13.77%.

The Gartmore Optimal Allocations Fund: Specialty is currently invested in a set of nine underlying funds. The Fund’s allocations are reviewed quarterly by Gartmore and by Ibbotson Associates Advisors LLC, an asset allocation consultant owned by Morningstar, and are subject to change.

Underlying Funds	Target Allocation	6-Month Returns of Underlying Funds*
Gartmore Global Financial Services Fund	19%	20.22%
Gartmore Emerging Markets Fund	14%	38.09%
Gartmore Global Health Sciences Fund	13%	2.07%
Gartmore U.S. Growth Leaders Long-Short Fund	12%	5.69%
Gartmore Micro Cap Equity Fund	12%	25.72%
iShares Cohen & Steers Realty Majors Index Fund	10%	17.08%
Gartmore Global Technology and Communications Fund	7%	11.35%
Gartmore Global Natural Resources Fund	7%	25.88%
Gartmore Global Utilities Fund	6%	10.82%

*	Fund allocations and Institutional Share Class returns as of 4/30/06.

The reporting period ended April 30, 2006, witnessed explosive growth in U.S. real gross domestic product (GDP). The rate rose from 1.7% in the fiscal fourth quarter of 2005 (a reflection of the economic impact of the Gulf Coast hurricanes and volatile energy prices, among other factors) to 5.1% in the fiscal first quarter of 2006. This increase began to moderate during the closing months of the Fund’s reporting period, to about 2.5%; GDP growth is expected to remain at this level through the end of the year.

In the United States, the Federal Reserve Board maintained its measured interest-rate-tightening pace, raising the federal funds rate from 4.25% in the fourth quarter of 2005 to 4.75% in the first quarter of 2006. Thus far, the Federal Reserve’s regimen appears to be having the desired effect of slowing down what was generally viewed as unhealthy growth in the domestic housing market and in the demand for consumer loans.

With its 14% allocation to the Gartmore Optimal Allocations Fund: Specialty and a return of 38.09%, the Gartmore Emerging Markets Fund was the greatest positive contributor to portfolio performance during the reporting period. While none of the portfolio’s underlying funds posted negative returns during the period, the Gartmore Global Health Sciences Fund, with its 13% allocation to the Specialty Fund and a return of 2.07%, generated the smallest contribution to portfolio performance during the reporting period.

Looking ahead, we see risks emerging on the horizon that may lead to a short-term correction in equity prices. Among those risks are Iran’s nuclear ambitions and Venezuela’s various pro-Latin America/anti-U.S. initiatives; the combined effect may prompt increases in oil and energy prices. Observers of trends in the Far East fear that China’s economy may be growing too quickly, as evidenced by the accelerating rate of defaults on bank loans, a rate which already is far higher than that within the developed world. Other risks exist as well. Nevertheless, investors should bear in mind that stock-market corrections of the recent past have generally been followed by very strong markets that benefited investors who diversified their assets across a number of defensive and opportunistic investment strategies for the long term.

Portfolio Manager:

William H. Miller

64	Semiannual Report 2006

Fund Performance	Gartmore Optimal Allocation Fund: Speciality

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	17.36%	29.04%	19.68%
	w/SC3	10.65%	21.64%	15.88%
Class B	w/o SC2	17.01%	28.06%	18.83%
	w/SC4	12.01%	23.06%	16.93%
Class C	w/o SC2	16.93%	28.10%	18.79%
	w/SC5	15.93%	27.10%	18.79%
Class R6		17.33%	28.83%	19.40%
Institutional Class[6]		17.56%	29.44%	20.06%
Institutional Service Class[6]		17.35%	29.09%	19.86%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Specialty, S&P 500 Index (S&P 500)(a), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(b), the Specialty Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(c)	The Specialty Composite is an unmanaged, hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%) and the MSCI EAFE (30%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	65

Shareholder Expense Example	Gartmore Optimal Allocation Fund: Speciality

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Optimal Allocation Fund: Speciality		Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual	$1,000.00	$1,173.60	$2.75	0.51%
	Hypothetical[1]	$1,000.00	$1,022.47	$2.56	0.51%
Class B	Actual	$1,000.00	$1,170.10	$6.73	1.25%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class C	Actual	$1,000.00	$1,169.30	$6.72	1.25%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.25%
Class R	Actual	$1,000.00	$1,173.30	$3.50	0.65%
	Hypothetical[1]	$1,000.00	$1,021.78	$3.26	0.65%
Institutional Service Class	Actual	$1,000.00	$1,173.50	$2.37	0.44%
	Hypothetical[1]	$1,000.00	$1,022.82	$2.21	0.44%
Institutional Class	Actual	$1,000.00	$1,175.60	$1.35	0.25%
	Hypothetical[1]	$1,000.00	$1,023.76	$1.26	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

66	Semiannual Report 2006

Portfolio Summary	Gartmore Optimal Allocations Fund: Specialty

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	98.8%
Other assets in excess of liabilities	1.2%

100.0%

Asset Allocation Detail
Equity Funds	98.8%
Other Assets	1.2%

100.0%

Top Holdings
Gartmore Global Financial Services Fund Institutional Class	19.0%
Gartmore Emerging Markets Fund Institutional Class	14.6%
Gartmore Global Health Sciences Fund Institutional Class	12.2%
Gartmore Micro Cap Equity Fund Institutional Class	11.8%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	11.7%
iShares Cohen & Steers Realty Majors Index Fund	9.7%
Gartmore Global Natural Resources Fund Institutional Class	7.1%
Gartmore Global Technology and Communications Fund Institutional Class	6.7%
Gartmore Global Utilities Fund Institutional Class	6.0%
Other Assets	1.2%

100.0%

2006 Semiannual Report	67

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Optimal Allocations Fund: Specialty

Mutual Funds (98.8%)

	Shares	Value

Equity Funds (98.8%)
Gartmore Emerging Markets Fund Institutional Class (b)	291,499	$5,512,245
Gartmore Global Financial Services Fund Institutional Class (b)	464,020	7,136,623
Gartmore Global Health Sciences Fund Institutional Class (b)	421,540	4,615,868
Gartmore Global Natural Resources Fund Institutional Class (b)	129,257	2,696,299
Gartmore Global Technology and Communications Fund Institutional Class (b)	597,826	2,522,825
Gartmore Global Utilities Fund Institutional Class (b)	196,246	2,250,946
Gartmore Micro Cap Equity Fund Institutional Class (b)	174,285	4,451,229
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	424,846	4,422,649
iShares Cohen & Steers Realty Majors Index Fund	44,104	3,642,990

Total Mutual Funds		37,251,674

Total Investments (Cost $34,246,837) (a) — 98.8%		37,251,674

Other assets in excess of liabilities — 1.2%		461,184

NET ASSETS — 100.0%		$37,712,858

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in an affiliate.

See notes to financial statements.

68	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Optimal Allocations Fund: Aggressive	Gartmore Optimal Allocations Fund: Moderately Aggressive	Gartmore Optimal Allocations Fund: Moderate	Gartmore Optimal Allocations Fund: Specialty
Assets:
Investments, at value (cost $311,970; $775,731; $1,139,417; $3,274,886, respectively)	$317,432	$810,802	$1,249,490	$3,642,990
Investment in affiliates, at value (cost $7,044,004; $18,409,983; $22,104,305; $30,971,951 respectively)	7,379,184	19,157,086	22,662,888	33,608,684

Total Investments	7,696,616	19,967,888	23,912,378	37,251,674

Cash	7,607	6,305	16,927	18,916
Interest and dividends receivable	–	13,874	32,177	–
Receivable for capital shares issued	260,227	84,606	316,569	619,286
Receivable from adviser	4,563	4,092	4,119	4,479
Prepaid expenses and other assets	2,248	10,680	7,036	7,685

Total Assets:	7,971,261	20,087,445	24,289,206	37,902,040

Liabilities
Payable for investments purchased	13,874	19,358	31,570	85,157
Payable for capital shares redeemed	–	1,000	–	75,142
Accrued expenses and other payables
Investment advisory fees	882	2,385	2,826	4,332
Distribution fees	3,807	11,138	13,315	21,166
Administrative services fees	279	579	739	1,471
Other	1,576	3,183	843	1,914

Total Liabilities:	20,418	37,643	49,293	189,182

Net Assets	$7,950,843	$20,049,802	$24,239,913	$37,712,858

Represented by:
Capital	$7,323,365	$18,833,378	$23,170,101	$34,196,576
Accumulated net investment income (loss)	(20,350)	8,007	24,869	(49,301)
Accumulated net realized gains (losses) on investment transactions	307,186	426,243	376,287	560,746
Net unrealized appreciation (depreciation) on investments	340,642	782,174	668,656	3,004,837

Net Assets	$7,950,843	$20,049,802	$24,239,913	$37,712,858

See notes to financial statements.

2006 Semiannual Report	69

Statements of Assets and Liabilities (Continued)

April 30, 2006 (Unaudited)

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund: Moderately Aggressive		Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty
Net Assets:
Class A Shares	$3,544,154		$8,020,708		$9,206,525		$13,575,658
Class B Shares	430,583		2,506,010		2,410,874		1,862,685
Class C Shares	3,972,369		9,519,445		12,618,995		22,180,258
Class R Shares	1,338		1,289		1,235		91,786
Institutional Service Class Shares	1,335		1,299		1,245		1,395
Institutional Class Shares	1,064		1,051		1,039		1,076

Total	$7,950,843		$20,049,802		$24,239,913		$37,712,858

Shares outstanding (unlimited number of shares authorized):
Class A Shares	289,808		672,652		797,505		1,054,427
Class B Shares	35,628		211,846		211,301		145,895
Class C Shares	328,856		805,236		1,104,724		1,738,352
Class R Shares	110		108		107		7,128
Institutional Service Class Shares	109		109		108		108
Institutional Class Shares	87		88		90		83

Total	654,598		1,690,039		2,113,835		2,945,993

Net asset value and redemption price per share:
Class A Shares	$12.23		$11.92		$11.54		$12.87
Class B Shares (a)	$12.09		$11.83		$11.41		$12.77
Class C Shares (b)	$12.08		$11.82		$11.42		$12.76
Class R Shares	$12.18	(c)	$11.91	(c)	$11.51	(c)	$12.88
Institutional Service Class Shares	$12.22	(c)	$11.94	(c)	$11.53		$12.90	(c)
Institutional Class Shares	$12.25	(c)	$11.96	(c)	$11.55	(c)	$12.93	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent:
Class A Shares	$12.98		$12.65		$12.24		$13.66

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

70	Semiannual Report 2006

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Optimal Allocations Fund: Aggressive	Gartmore Optimal Allocations Fund: Moderately Aggressive	Gartmore Optimal Allocations Fund: Moderate	Gartmore Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$4,523	$10,838	$17,081	$43,781
Dividend income from affiliates	280,067	575,899	650,607	797,836

Total Income	284,590	586,737	667,688	841,617

Expenses:
Investment advisory fees	4,332	10,800	13,595	18,361
Fund administration and transfer agent fees	1,695	2,579	3,109	4,684
Distribution fees Class A	3,132	6,992	8,746	10,235
Distribution fees Class B	1,569	8,720	9,658	6,767
Distribution fees Class C	11,975	32,549	43,298	71,803
Distribution fees Class R	2	2	2	12
Administrative services fees Class A	125	280	350	409
Administrative services fees Institutional Service Class	1	1	–	1
Registration and filing fees	26,858	26,970	27,080	27,105
Trustee fees	81	199	269	334
Other	1,615	3,415	4,193	8,356

Total expenses before reimbursed expenses	51,385	92,507	110,300	148,067
Earning credit (Note 4)	(48)	(90)	(136)	(180)
Expenses reimbursed	(27,313)	(25,668)	(25,221)	(28,048)

Total Expenses	24,024	66,749	84,943	119,839

Net Investment Income (Loss)	260,566	519,988	582,745	721,778

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	235,370	271,459	200,479	192,439
Net realized gains (losses) on investment transactions from affiliates	71,816	154,784	167,314	371,407

Net realized gains (losses) on investments	307,186	426,243	367,793	563,846
Net change in unrealized appreciation/depreciation on investments	169,959	571,314	549,792	2,330,984

Net realized/unrealized gains (losses) on investments	477,145	997,557	917,585	2,894,830

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$737,711	$1,517,545	$1,500,330	$3,616,608

See notes to financial statements.

2006 Semiannual Report	71

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund: Moderately Aggressive
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$260,566	$20,930	$519,988	$50,376
Net realized gains (losses) on investment transactions	307,186	91,818	426,243	172,012
Net change in unrealized appreciation/depreciation on investment transactions	169,959	161,909	571,314	190,216

Change in net assets resulting from operations	737,711	274,657	1,517,545	412,604

Distributions to Class A Shareholders from:
Net investment income	(111,247)	(5,583)	(188,603)	(17,194)
Net realized gains on investments	(29,636)	–	(58,581)	–

Distributions to Class B Shareholders from:
Net investment income	(15,320)	(2,024)	(59,929)	(2,886)
Net realized gains on investments	(4,201)	–	(19,360)	–

Distributions to Class C Shareholders from:
Net investment income	(91,935)	(3,950)	(212,032)	(13,117)
Net realized gains on investments	(25,404)	–	(68,241)	–

Distributions to Class R Shareholders from:
Net investment income	(62)	(23)	(50)	(26)
Net realized gain on investment	(17)	–	(16)	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	(62)	(25)	(51)	(30)
Net realized gains on investments	(16)	–	(16)	–

Distributions to Institutional Class Shareholders from:
Net investment income	(62,290)	(25,377)	(51,316)	(30,095)
Net realized gains on investments	(16,459)	–	(15,737)	–

Change in net assets from shareholder distributions	(356,649)	(36,982)	(673,932)	(63,348)

Change in net assets from capital transactions	3,702,699	2,612,976	9,844,572	7,901,251

Change in net assets	4,083,761	2,850,651	10,688,185	8,250,507

Net Assets:
Beginning of period	3,867,082	1,016,431	9,361,617	1,111,110

End of period	$7,950,843	$3,867,082	$20,049,802	$9,361,617

Accumulated net investment income (loss)	$(20,350)	$–	$8,007	$–

See notes to financial statements.

72	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$582,745	$95,971	$721,778	$126,254
Net realized gains (losses) on investment transactions	367,793	170,683	563,846	269,621
Net change in unrealized appreciation/depreciation on investment transactions	549,792	93,915	2,330,984	639,257

Change in net assets resulting from operations	1,500,330	360,569	3,616,608	1,035,132

Distributions to Class A Shareholders from:
Net investment income	(227,391)	(26,920)	(245,512)	(75,274)
Net realized gains on investments	(61,019)	(54)	(67,018)	(318)

Distributions to Class B Shareholders from:
Net investment income	(59,593)	(5,442)	(44,457)	(6,754)
Net realized gains on investments	(17,765)	(17)	(12,662)	(23)

Distributions to Class C Shareholders from:
Net investment income	(240,479)	(27,797)	(431,931)	(71,934)
Net realized gains on investments	(71,809)	(104)	(122,959)	(222)

Distributions to Class R Shareholders from:
Net investment income	(41)	(27)	(48)	(27)
Net realized gain on investment	(12)	(1)	(13)	–

Distributions to Institutional Service Class Shareholders from:
Net investment income	(43)	(31)	(49)	(30)
Net realized gains on investments	(12)	(1)	(13)	–

Distributions to Institutional Class Shareholders from:
Net investment income	(39,327)	(31,883)	(49,082)	(30,997)
Net realized gains on investments	(11,572)	(773)	(13,203)	(132)

Change in net assets from shareholder distributions	(729,063)	(93,050)	(986,947)	(185,711)

Change in net assets from capital transactions	8,816,942	13,348,606	18,577,487	14,502,445

Change in net assets	9,588,209	13,616,125	21,207,148	15,351,866

Net Assets:
Beginning of period	14,651,704	1,035,579	16,505,710	1,153,844

End of period	$24,239,913	$14,651,704	$37,712,858	$16,505,710

Accumulated net investment income (loss)	$24,869	$8,998	$(49,301)	$–

See notes to financial statements.

2006 Semiannual Report	73

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Aggressive

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.09	0.09	–	–	–	$10.09	0.90%	(e)	$4	0.56%	(f)	(0.27%	)(f)	13.04%	(f)	(12.75%	)(f)	7.82%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	–	(0.24)	$11.33	14.87%		$998	0.53%		0.41%		3.91%		2.97%		31.16%
Six Months Ended April 30, 2006 (Unaudited)	$11.33	0.58	1.08	1.66	(0.60)	(0.16)	(0.76)	$12.23	15.16%	(e)	$3,544	0.51%	(f)	8.49%		1.43%	(f)	7.56%	(f)	38.09%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	0.07	0.04	–	–	–	$10.04	0.40%	(e)	$1	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	7.82%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	–	(0.20)	$11.23	14.07%		$189	1.25%		0.68%		5.11%		(3.18%	)	31.16%
Six Months Ended April 30, 2006 (Unaudited)	$11.23	0.55	1.06	1.61	(0.59)	(0.16)	(0.75)	$12.09	14.76%	(e)	$431	1.25%	(f)	8.76%	(f)	2.19%	(f)	7.82%	(f)	38.09%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	0.07	0.04	–	–	–	$10.04	0.40%	(e)	$1	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	7.82%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	–	(0.21)	$11.22	14.07%		$1,517	1.25%		(0.71%	)	4.35%		(3.82%	)	31.16%
Six Months Ended April 30, 2006 (Unaudited)	$11.22	0.55	1.05	1.60	(0.58)	(0.16)	(0.74)	$12.08	14.72%	(e)	$3,972	1.25%	(f)	6.74%	(f)	2.19%	(f)	5.80%	(f)	38.09%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.07	0.06	–	–	–	$10.06	0.50%	(e)	$1	0.85%	(f)	(0.45%	)(f)	13.07%	(f)	(12.67%	)(f)	7.82%
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)	–	(0.21)	$11.31	14.70%		$1	0.80%		1.80%		5.55%		(2.94%	)	31.16%
Six Months Ended April 30, 2006 (Unaudited)	$11.31	0.57	1.06	1.63	(0.60)	(0.16)	(0.76)	$12.18	14.98%	(e)	$1	0.58%	(f)	9.23%	(f)	1.48%	(f)	8.33%	(f)	38.09%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.07	0.07	–	–	–	$10.07	0.80%	(e)	$1	0.40%	(f)	0.00%	(f)	12.62%	(f)	(12.22%	)(f)	7.82%
Year Ended October 31, 2005	$10.07	0.24	1.28	1.52	(0.25)	–	(0.25)	$11.34	15.10%		$1	0.30%		2.30%		5.78%		(3.15%	)	31.16%
Six Months Ended April 30, 2006 (Unaudited)	$11.34	0.58	1.07	1.65	(0.61)	(0.16)	(0.77)	$12.22	15.09%	(e)	$1	0.44%	(f)	9.40%	(f)	1.70%	(f)	8.14%	(f)	38.09%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.08	0.08	–	–	–	$10.08	0.80%	(e)	$1,008	0.25%	(f)	0.15%	(f)	12.47%	(f)	(12.07%	)(f)	7.82%
Year Ended October 31, 2005	$10.08	0.25	1.27	1.52	(0.25)	–	(0.25)	$11.35	15.25%		$1,160	0.25%		2.35%		4.36%		(1.76%	)	31.16%
Six Months Ended April 30, 2006 (Unaudited) (g)	$11.35	0.55	1.12	1.67	(0.61)	(0.16)	(0.77)	$12.25	15.29%	(e)	$1	0.25%	(f)	21.32%	(f)	1.33%	(f)	20.24%	(f)	38.09%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

74	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Moderately Aggressive

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	0.20	0.22	–	–	–	$10.22	2.10%	(e)	$1	0.56%	(f)	(0.27%	)(f)	13.04%	(f)	(12.75%	)(f)	9.79%
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27	(0.28)	–	(0.28)	$11.21	12.77%		$3,419	0.52%		1.13%		2.32%		(0.66%	)	47.04%
Six Months Ended April 30, 2006 (Unaudited)	$11.21	0.51	0.84	1.35	(0.49)	(0.15)	(0.64)	$11.92	12.39%	(e)	$8,021	0.51%	(f)	7.12%	(f)	0.87%	(f)	6.77%	(f)	20.59%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.17	0.17	–	–	–	$10.17	1.70%	(e)	$7	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	9.79%
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22	(0.23)	–	(0.23)	$11.16	12.07%		$1,183	1.25%		(0.09%	)	3.00%		(1.84%	)	47.04%
Six Months Ended April 30, 2006 (Unaudited)	$11.16	0.47	0.82	1.29	(0.47)	(0.15)	(0.62)	$11.83	11.99%	(e)	$2,506	1.25%	(f)	6.84%	(f)	1.61%	(f)	6.48%	(f)	20.59%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.17	0.17	–	–	–	$10.17	1.70%	(e)	$80	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	9.79%
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20	(0.23)	–	(0.23)	$11.14	11.98%		$3,604	1.25%		0.20%		3.20%		(1.76%	)	47.04%
Six Months Ended April 30, 2006 (Unaudited)	$11.14	0.48	0.83	1.31	(0.48)	(0.15)	(0.63)	$11.82	12.02%	(e)	$9,519	1.25%	(f)	6.44%	(f)	1.60%	(f)	6.09%	(f)	20.59%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.18	0.19	–	–	–	$10.19	1.90%	(e)	$1	0.85%	(f)	(0.45%	)(f)	13.07%	(f)	(12.67%	)(f)	9.79%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	–	(0.24)	$11.21	12.50%		$1	0.80%		2.16%		4.28%		(1.32%	)	47.04%
Six Months Ended April 30, 2006 (Unaudited)	$11.21	0.51	0.83	1.34	(0.49)	(0.15)	(0.64)	$11.91	12.37%	(e)	$1	0.59%	(f)	8.57%	(f)	0.75%	(f)	8.38%	(f)	20.59%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	0.19	0.21	–	–	–	$10.21	2.10%	(e)	$1	0.40%	(f)	0.00%	(f)	12.62%	(f)	(12.22%	)(f)	9.79%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	(0.29)	$11.23	13.00%		$1	0.34%		2.69%		4.45%		(1.42%	)	47.04%
Six Months Ended April 30, 2006 (Unaudited)	$11.23	0.53	0.83	1.36	(0.50)	(0.15)	(0.65)	$11.94	12.52%	(e)	$1	0.40%	(f)	8.77%	(f)	1.04%	(f)	8.17%	(f)	20.59%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.03	0.18	0.21	–	–	–	$10.21	2.10%	(e)	$1,021	0.25%	(f)	0.15%	(f)	12.47%	(f)	(12.07%	)(f)	9.79%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	–	(0.30)	$11.23	13.16%		$1,154	0.25%		2.73%		3.33%		(0.36%	)	47.04%
Six Months Ended April 30, 2006 (Unaudited) (g)	$11.23	0.50	0.88	1.38	(0.50)	(0.15)	(0.65)	$11.96	12.61%	(e)	$1	0.25%	(f)	18.56%	(f)	0.71%	(f)	18.10%	(f)	20.59%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

2006 Semiannual Report	75

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Moderate

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.04	0.28	0.32	–	–	–	$10.32	3.20%	(e)	$1	0.56%	(f)	1.06%	(f)	12.40%	(f)	(10.78%	)(f)	7.57%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	(0.33)	$11.04	10.41%		$4,595	0.52%		1.73%		1.88%		0.38%		61.59%
Six Months Ended April 30, 2006 (Unaudited)	$11.04	0.42	0.60	1.02	(0.41)	(0.11)	(0.52)	$11.54	9.36%	(e)	$9,207	0.51%	(f)	6.77%	(f)	0.79%	(f)	6.49%	(f)	19.53%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.24	0.25	–	–	–	$10.25	2.60%	(e)	$1	1.25%	(f)	0.37%	(f)	13.50%	(f)	(11.88%	)(f)	7.57%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	(0.26)	$10.93	9.13%		$1,269	1.25%		0.65%		2.70%		(0.80%	)	61.59%
Six Months Ended April 30, 2006 (Unaudited)	$10.93	0.37	0.59	0.96	(0.37)	(0.11)	(0.48)	$11.41	9.05%	(e)	$2,411	1.25%	(f)	6.24%	(f)	1.53%	(f)	5.96%	(f)	19.53%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.24	0.25	–	–	–	$10.25	2.60%	(e)	$1	1.25%	(f)	0.37%	(f)	13.50%	(f)	(11.88%	)(f)	7.57%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	(0.29)	$10.93	9.50%		$7,648	1.25%		0.72%		2.51%		(0.54%	)	61.59%
Six Months Ended April 30, 2006 (Unaudited)	$10.93	0.37	0.60	0.97	(0.37)	(0.11)	(0.48)	$11.42	9.00%	(e)	$12,619	1.25%	(f)	5.70%	(f)	1.53%	(f)	5.42%	(f)	19.53%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.03	0.24	0.27	–	–	–	$10.27	2.70%	(e)	$1	0.85%	(f)	0.77%	(f)	12.85%	(f)	(11.23%	)(f)	7.57%
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	(0.26)	$11.02	9.94%		$1	0.81%		2.35%		3.85%		(0.37%	)	61.59%
Six Months Ended April 30, 2006 (Unaudited)	$11.02	0.41	0.59	1.00	(0.40)	(0.11)	(0.51)	$11.51	9.34%	(e)	$1	0.61%	(f)	7.16%	(f)	0.65%	(f)	7.08%	(f)	19.53%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.04	0.26	0.30	–	–	–	$10.30	3.00%	(e)	$1	0.40%	(f)	1.22%	(f)	12.23%	(f)	(10.61%	)(f)	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	(0.32)	$11.04	10.39%		$1	0.34%		2.83%		3.93%		(0.76%	)	61.59%
Six Months Ended April 30, 2006 (Unaudited)	$11.04	0.43	0.59	1.02	(0.42)	(0.11)	(0.53)	$11.53	9.47%	(e)	$1	0.34%	(f)	7.45%	(f)	0.90%	(f)	6.91%	(f)	19.53%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.05	0.25	0.30	–	–	–	$10.30	3.00%	(e)	$1,030	0.25%	(f)	1.37%	(f)	12.08%	(f)	(10.46%	)(f)	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	(0.33)	$11.04	10.54%		$1,138	0.25%		2.90%		2.94%		0.20%		61.59%
Six Months Ended April 30, 2006 (Unaudited) (g)	$11.04	0.42	0.62	1.04	(0.42)	(0.11)	(0.53)	$11.55	9.57%	(e)	$1	0.25%	(f)	14.51%	(f)	0.58%	(f)	14.18%	(f)	19.53%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

76	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Specialty

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.34	0.34	–	–		–	$10.34	3.40%	(e)	$80	0.56%	(f)	0.75%	(f)	12.49%	(f)	(11.17%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.27	1.21	1.48	(0.29)	–	(g)	(0.29)	$11.53	14.59%		$5,133	0.53%		2.31%		1.54%		1.30%		28.77%
Six Months Ended April 30, 2006 (Unaudited)	$11.53	0.47	1.47	1.94	(0.47)	(0.13)		(0.60)	$12.87	17.36%	(e)	$13,576	0.51%	(f)	5.95%	(f)	0.74%	(f)	5.72%	(f)	10.03%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	0.32	0.30	–	–		–	$10.30	3.00%	(e)	$1	1.25%	(f)	(0.58%	)(f)	12.98%	(f)	(12.30%	)(f)	7.19%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.25)	–	(g)	(0.25)	$11.46	13.89%		$982	1.25%		0.27%		2.22%		(0.70%	)	28.77%
Six Months Ended April 30, 2006 (Unaudited)	$11.46	0.42	1.47	1.89	(0.45)	(0.13)		(0.58)	$12.77	17.01%	(e)	$1,863	1.25%	(f)	5.99%	(f)	1.48%	(f)	5.76%	(f)	10.03%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	–	0.30	0.30	–	–		–	$10.30	3.00%	(e)	$36	1.25%	(f)	(1.04%	)(f)	12.92%	(f)	(12.72%	)(f)	7.19%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.26)	–	(g)	(0.26)	$11.45	13.90%		$9,200	1.25%		0.25%		2.22%		(0.72%	)	28.77%
Six Months Ended April 30, 2006 (Unaudited)	$11.45	0.43	1.46	1.89	(0.45)	(0.13)		(0.58)	$12.76	16.93%	(e)	$22,180	1.25%	(f)	5.42%	(f)	1.48%	(f)	5.19%	(f)	10.03%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.33	0.32	–	–		–	$10.32	3.20%	(e)	$1	0.85%	(f)	(0.18%	)(f)	12.57%	(f)	(11.90%	)(f)	7.19%
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	–	(g)	(0.25)	$11.54	14.36%		$1	0.84%		(0.55%	)	1.90%		(1.62%	)	28.77%
Six Months Ended April 30, 2006 (Unaudited)	$11.54	0.47	1.47	1.94	(0.47)	(0.13)		(0.60)	$12.88	17.33%	(e)	$92	0.65%	(f)	0.98%	(f)	0.80%	(f)	0.84%	(f)	10.03%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.33	0.34	–	–		–	$10.34	3.40%	(e)	$1	0.40%	(f)	0.27%	(f)	12.12%	(f)	(11.44%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	(g)	(0.30)	$11.56	14.92%		$1	0.33%		2.98%		1.94%		1.38%		28.77%
Six Months Ended April 30, 2006 (Unaudited)	$11.56	0.47	1.47	1.94	(0.47)	(0.13)		(0.60)	$12.90	17.35%	(e)	$1	0.44%	(f)	7.41%	(f)	0.85%	(f)	6.98%	(f)	10.03%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.33	0.34	–	–		–	$10.34	3.40%	(e)	$1,034	0.25%	(f)	0.42%	(f)	11.97%	(f)	(11.29%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	–	(g)	(0.31)	$11.56	15.07%		$1,189	0.25%		3.04%		1.41%		1.87%		28.77%
Six Months Ended April 30, 2006 (Unaudited) (h)	$11.56	0.46	1.52	1.98	(0.48)	(0.13)		(0.61)	$12.93	17.56%	(e)	$1	0.25%	(f)	16.80%	(f)	0.55%	(f)	16.50%	(f)	10.03%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

2006 Semiannual Report	77

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, was subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Gartmore Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Gartmore Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Gartmore Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Gartmore Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

- Gartmore Optimal Allocations Fund: Aggressive (“Optimal Allocations Aggressive”)

- Gartmore Optimal Allocations Fund: Moderately Aggressive (“Optimal Allocations Moderately Aggressive”)

- Gartmore Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)

- Gartmore Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Aggressive, the Investor Destinations Moderately Aggressive, the Investor Destinations Moderate, the Investor Destinations Moderately Conservative and the Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

78	Semiannual Report 2006

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

Each of the Investor Destinations Funds (except the Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Gartmore Mutual Fund Capital Trust (“GMF”) believes that the relatively stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid quarterly for the Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

2006 Semiannual Report	79

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

As of April 30, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Destinations Aggressive	$605,851,079	$129,372,908	$(9,304,752)	$120,068,156
Investor Destinations Moderately Aggressive	1,050,018,087	182,365,358	(8,582,532)	173,782,826
Investor Destinations Moderate	1,215,032,172	138,467,372	(16,320,365)	122,147,007
Investor Destinations Moderately Conservative	285,406,010	21,663,089	(5,367,609)	16,295,480
Investor Destinations Conservative	178,983,726	5,052,815	(3,360,787)	1,692,028
Optimal Allocations Aggressive	7,367,628	396,761	(67,773)	328,988
Optimal Allocations Moderately Aggressive	19,203,387	926,696	(162,195)	764,501
Optimal Allocations Moderate	23,276,359	929,622	(293,603)	636,019
Optimal Allocations Specialty	34,259,731	3,162,952	(171,009)	2,991,943

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

80	Semiannual Report 2006

(f)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Investor Destinations Aggressive		Investor Destinations Moderately Aggressive		Investor Destinations Moderate
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,949,772	$25,435,569	$15,964,055	$31,065,260	$11,212,040	$29,173,832
Dividends reinvested	708,023	310,140	897,141	502,537	769,273	552,154
Cost of shares redeemed	(6,460,857)	(9,485,634)	(8,680,907)	(13,254,773)	(9,415,388)	(9,510,032)

	6,196,938	16,260,075	8,180,289	18,313,024	2,565,925	20,215,954

Class B Shares
Proceeds from shares issued	2,568,350	4,421,894	5,235,375	11,375,463	4,601,390	10,319,440
Dividends reinvested	240,198	81,988	441,698	221,234	321,622	214,779
Cost of shares redeemed	(717,931)	(994,302)	(1,976,503)	(2,779,236)	(1,607,821)	(2,254,040)

	2,090,617	3,509,580	3,700,570	8,817,461	3,315,191	8,280,179

Class C Shares
Proceeds from shares issued	13,748,785	32,109,603	27,336,255	61,409,175	24,649,720	66,651,045
Dividends reinvested	436,289	153,280	847,639	432,097	733,152	503,535
Cost of shares redeemed	(6,864,410)	(9,793,328)	(13,782,046)	(14,922,934)	(13,333,299)	(24,653,412)

	7,320,664	22,469,555	14,401,848	46,918,338	12,049,573	42,501,168

Class R Shares
Proceeds from shares issued	628,607	175,195	272,456	187,261	3,730,439	150,588
Dividends reinvested	43	24	33	25	30	27
Cost of shares redeemed	(202,061)	(11,594)	(34,880)	(9,790)	(419,447)	(176)

	426,589	163,625	237,609	177,496	3,311,022	150,439

Institutional Class Shares
Proceeds from shares issued	679,890	1,000 (a)	2,457,059	1,000 (a)	1,169,081	1,000 (a)
Dividends reinvested	172	13 (a)	160	15 (a)	516	17 (a)
Cost of shares redeemed	(45)	–	(23,045)	–	(131)	–

	680,017	1,013	2,434,174	1,015	1,169,466	1,017

Service Class Shares
Proceeds from shares issued	87,833,391	147,958,245	126,786,345	259,286,178	90,819,933	451,686,838
Dividends reinvested	14,938,949	6,795,353	20,467,833	12,042,601	23,178,117	14,840,668
Cost of shares redeemed	(20,593,602)	(29,073,071)	(25,424,660)	(29,449,390)	(43,112,684)	(46,335,984)

	82,178,738	125,680,527	121,829,518	241,879,389	70,885,366	420,191,522

Change in net assets from capital transactions	$98,893,563	$168,084,375	$150,784,008	$316,106,723	$93,296,543	$491,340,279

2006 Semiannual Report	81

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Investor Destinations Aggressive		Investor Destinations Moderately Aggressive		Investor Destinations Moderate
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,187,397	2,774,547	1,543,610	3,227,490	1,071,551	2,917,469
Reinvested	72,470	33,465	88,304	51,942	74,352	55,133
Redeemed	(644,450)	(1,027,402)	(838,763)	(1,374,009)	(897,169)	(946,237)

	615,417	1,780,610	793,151	1,905,423	248,734	2,026,365

Class B Shares
Issued	257,089	483,830	511,692	1,198,403	442,417	1,039,051
Reinvested	24,879	8,935	44,088	23,153	31,310	21,584
Redeemed	(72,459)	(108,402)	(192,203)	(291,889)	(154,223)	(225,675)

	209,509	384,363	363,577	929,667	319,504	834,960

Class C Shares
Issued	1,389,899	3,534,525	2,675,989	6,453,483	2,377,040	6,733,517
Reinvested	45,283	16,745	84,601	45,210	71,588	50,740
Redeemed	(692,904)	(1,072,264)	(1,348,529)	(1,561,943)	(1,284,330)	(2,479,989)

	742,278	2,479,006	1,412,061	4,936,750	1,164,298	4,304,268

Class R Shares
Issued	63,343	19,741	25,974	20,034	354,965	15,362
Reinvested	4	3	3	3	3	3
Redeemed	(20,280)	(1,241)	(3,418)	(1,010)	(40,232)	(17)

	43,067	18,503	22,559	19,027	314,736	15,348

Institutional Class Shares
Issued	65,171	108 (a)	232,680	104 (a)	110,216	99 (a)
Reinvested	17	1 (a)	15	1 (a)	49	2 (a)
Redeemed	(4)	–	(2,146)	–	(12)	–

	65,184	109	230,549	105	110,253	101

Service Class Shares
Issued	8,727,592	15,982,444	12,272,791	26,910,875	8,687,710	44,901,627
Reinvested	1,525,169	731,650	2,018,847	1,246,322	2,244,884	1,481,988
Redeemed	(2,059,310)	(3,117,948)	(2,460,517)	(3,039,191)	(4,120,100)	(4,620,580)

	8,193,451	13,596,146	11,831,121	25,118,006	6,812,494	41,763,035

Total change in shares	9,868,906	18,258,737	14,653,018	32,908,978	8,970,019	48,944,077

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

82	Semiannual Report 2006

	Investor Destinations Moderately Conservative		Investor Destinations Conservative
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,083,091	$8,559,550	$3,727,719	$27,118,931
Dividends reinvested	346,052	231,436	610,362	367,592
Cost of shares redeemed	(2,432,698)	(3,385,621)	(23,787,026)	(3,403,087)

	8,996,445	5,405,365	(19,448,945)	24,083,436

Class B Shares
Proceeds from shares issued	906,250	2,125,480	337,709	1,207,447
Dividends reinvested	87,326	54,257	51,146	49,753
Cost of shares redeemed	(316,468)	(926,469)	(497,023)	(696,745)

	677,108	1,253,268	(108,168)	560,455

Class C Shares
Proceeds from shares issued	6,534,039	19,736,585	3,074,335	9,315,568
Dividends reinvested	246,514	167,458	130,049	122,219
Cost of shares redeemed	(5,045,294)	(7,937,298)	(4,042,796)	(4,060,443)

	1,735,259	11,966,745	(838,412)	5,377,344

Class R Shares
Proceeds from shares issued	10,040	1,471	28,772	2,129
Dividends reinvested	35	28	31	33
Cost of shares redeemed	(90)	(1,531)	(254)	(198)

	9,985	(32)	28,549	1,964

Institutional Class Shares
Proceeds from shares issued	909,417	1,000 (a)	28,429	1,000 (a)
Dividends reinvested	176	20 (a)	66	21 (a)
Cost of shares redeemed	(6,772)	–	(323)	–

	902,821	1,020	28,172	1,021

Service Class Shares
Proceeds from shares issued	32,755,916	72,268,066	21,130,151	61,190,122
Dividends reinvested	6,213,783	4,296,297	3,867,586	3,744,799
Cost of shares redeemed	(15,783,569)	(21,567,475)	(14,901,413)	(28,999,856)

	23,186,130	54,996,888	10,096,324	35,935,065

Change in net assets from capital transactions	$35,507,748	$73,623,254	$(10,242,480)	$65,959,285

2006 Semiannual Report	83

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Investor Destinations Moderately Conservative		Investor Destinations Conservative
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,070,711	845,183	364,091	2,651,433
Reinvested	33,808	22,836	60,164	36,071
Redeemed	(235,591)	(334,580)	(2,321,353)	(333,263)

	868,928	533,439	(1,897,098)	2,354,241

Class B Shares
Issued	87,750	210,031	33,109	118,393
Reinvested	8,531	5,352	5,037	4,895
Redeemed	(30,555)	(91,866)	(48,619)	(68,506)

	65,726	123,517	(10,473)	54,782

Class C Shares
Issued	634,102	1,951,694	301,984	916,795
Reinvested	24,152	16,569	12,847	12,062
Redeemed	(489,653)	(786,262)	(396,922)	(399,383)

	168,601	1,182,001	(82,091)	529,474

Class R Shares
Issued	959	145	2,790	208
Reinvested	3	3	3	3
Redeemed	(9)	(149)	(25)	(18)

	953	(1)	2,768	193

Institutional Class Shares
Issued	86,693	98 (a)	2,768	98 (a)
Reinvested	17	2 (a)	6	2 (a)
Redeemed	(645)	–	(31)	–

	86,065	100	2,743	100

Service Class Shares
Issued	3,156,409	7,110,668	2,060,749	5,986,237
Reinvested	604,877	422,500	379,711	367,413
Redeemed	(1,518,867)	(2,117,234)	(1,454,264)	(2,837,442)

	2,242,419	5,415,934	986,196	3,516,208

Total change in shares	3,432,692	7,254,990	(997,955)	6,454,998

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

84	Semiannual Report 2006

	Optimal Allocations Aggressive		Optimal Allocations Moderately Aggressive
	Six Months Ended April 30, 2006	Period Ended October 31, 2005	Six Months Ended April 30, 2006	Period Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,620,856	$1,168,374	$4,351,820	$3,366,154
Dividends reinvested	62,681	1,164	138,144	7,457
Cost of shares redeemed	(300,248)	(218,894)	(226,773)	(48,511)

	2,383,289	950,644	4,263,191	3,325,100

Class B Shares
Proceeds from shares issued	237,540	253,499	1,207,679	1,148,412
Dividends reinvested	7,149	46	35,258	1,690
Cost of shares redeemed	(22,801)	(77,752)	(21,092)	(4,741)

	221,888	175,793	1,221,845	1,145,361

Class C Shares
Proceeds from shares issued	2,548,514	1,472,761	7,277,934	4,129,749
Dividends reinvested	26,675	370	68,874	4,364
Cost of shares redeemed	(298,048)	(11,760)	(1,817,489)	(733,470)

	2,277,141	1,461,371	5,529,319	3,400,643

Class R Shares
Proceeds from shares issued	100	238	100	249
Dividends reinvested	77	21	66	24
Cost of shares redeemed	(101)	(229)	(101)	(250)

	76	30	65	23

Institutional Service Class Shares
Dividends reinvested	78	25	67	30

Institutional Class Shares
Proceeds from shares issued	1,002	–	991	–
Dividends reinvested	78,749	25,113	67,052	30,094
Cost of shares redeemed	(1,259,524)	–	(1,237,958)	–

	(1,179,773)	25,113	(1,169,915)	30,094

Change in net assets from capital transactions	$3,702,699	$2,612,976	$9,844,572	$7,901,251

2006 Semiannual Report	85

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Optimal Allocations Aggressive		Optimal Allocations Moderately Aggressive
	Six Months Ended April 30, 2006	Period Ended October 31, 2005	Six Months Ended April 30, 2006	Period Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	221,119	107,133	374,776	308,600
Reinvested	5,557	110	12,379	682
Redeemed	(24,925)	(19,602)	(19,466)	(4,419)

	201,751	87,641	367,689	304,863

Class B Shares
Issued	20,069	23,680	104,400	105,682
Reinvested	640	4	3,176	158
Redeemed	(1,916)	(6,949)	(1,832)	(437)

	18,793	16,735	105,744	105,403

Class C Shares
Issued	216,592	136,132	630,741	382,131
Reinvested	2,388	35	6,210	408
Redeemed	(25,295)	(1,096)	(155,151)	(66,934)

	193,685	135,071	481,800	315,605

Class R Shares
Issued	8	22	9	23
Reinvested	7	2	6	2
Redeemed	(8)	(21)	(9)	(23)

	7	3	6	2

Institutional Service Class Shares
Reinvested	7	2	6	3

Institutional Class Shares
Issued	87	–	88	–
Reinvested	6,981	2,355	5,998	2,786
Redeemed	(109,336)	–	(108,784)	–

	(102,268)	2,355	(102,698)	2,786

Total change in shares	311,975	241,807	852,547	728,662

86	Semiannual Report 2006

	Optimal Allocations Moderate		Optimal Allocations Specialty
	Six Months Ended April 30, 2006	Period Ended October 31, 2005	Six Months Ended April 30, 2006	Period Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,876,026	$4,646,233	$8,370,387	$6,859,908
Dividends reinvested	183,283	13,909	102,170	20,239
Cost of shares redeemed	(740,956)	(154,670)	(925,910)	(2,083,851)

	4,318,353	4,505,472	7,546,647	4,796,296

Class B Shares
Proceeds from shares issued	1,074,160	1,270,605	749,269	939,685
Dividends reinvested	35,490	2,478	12,195	1,370
Cost of shares redeemed	(48,519)	(35,765)	(23,982)	(3,966)

	1,061,131	1,237,318	737,482	937,089

Class C Shares
Proceeds from shares issued	6,552,013	7,925,581	12,028,855	9,304,238
Dividends reinvested	67,766	3,367	93,514	8,344
Cost of shares redeemed	(2,032,791)	(355,846)	(682,546)	(573,314)

	4,586,988	7,573,102	11,439,823	8,739,268

Class R Shares
Proceeds from shares issued	100	249	90,577	104,020
Dividends reinvested	53	26	62	24
Cost of shares redeemed	(101)	(249)	(101)	(105,447)

	52	26	90,538	(1,403)

Institutional Service Class Shares
Dividends reinvested	55	32	62	31

	55	32	62	31

Institutional Class Shares
Proceeds from shares issued	993	–	1,000	35
Dividends reinvested	50,898	32,656	62,284	31,129
Cost of shares redeemed	(1,201,528)	–	(1,300,349)	–

	(1,149,637)	32,656	(1,237,065)	31,164

Change in net assets from capital transactions	$8,816,942	$13,348,606	$18,577,487	$14,502,445

2006 Semiannual Report	87

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Optimal Allocations Moderate		Optimal Allocations Specialty
	Six Months Ended April 30, 2006	Period Ended October 31, 2005	Six Months Ended April 30, 2006	Period Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	429,944	428,983	675,227	625,720
Reinvested	16,611	1,273	8,785	1,855
Redeemed	(65,162)	(14,244)	(74,669)	(190,264)

	381,393	416,012	609,343	437,311

Class B Shares
Issued	96,166	119,195	61,115	85,811
Reinvested	3,257	232	1,055	127
Redeemed	(4,313)	(3,336)	(1,959)	(354)

	95,110	116,091	60,211	85,584

Class C Shares
Issued	582,875	731,168	982,634	851,265
Reinvested	6,205	312	8,096	770
Redeemed	(183,738)	(32,198)	(55,616)	(52,280)

	405,342	699,282	935,114	799,755

Class R Shares
Issued	9	23	7,028	9,675
Reinvested	5	2	5	2
Redeemed	(9)	(23)	(8)	(9,674)

	5	2	7,025	3

Institutional Service Class Shares
Reinvested	5	3	5	3

	5	3	5	3

Institutional Class Shares
Issued	90	–	83	– (a)
Reinvested	4,627	3,037	5,342	2,840
Redeemed	(107,664)	–	(108,182)	–

	(102,947)	3,037	(102,757)	2,840

Total change in shares	778,908	1,234,427	1,508,941	1,325,496

(a)	Less than 1 share

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its

88	Semiannual Report 2006

policyholders. Under the terms of the Investment Advisory Agreement, the Optimal Allocations Aggressive, the Optimal Allocations Moderately Aggressive, the Optimal Allocations Moderate, and the Optimal Allocations Specialty (collectively, the “Optimal Funds”) each pays GMF an investment advisory fee of 0.15% based on the Fund’s average daily net assets. The Investor Destinations Funds each pay GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 0.25% for all share classes of the Funds, until February 28, 2007.

GMF may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreements at a later date not to exceed three fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the six months ended April 30, 2006, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Six Months Ended April 30, 2006
Optimal Allocations Aggressive	$40,836	$88,800	$27,313
Optimal Allocations Moderately Aggressive	40,411	96,103	25,668
Optimal Allocations Moderate	40,408	93,106	25,221
Optimal Allocations Specialty	40,408	104,891	28,048

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service Class shares of the Funds. GDSI is a majority-owned subsidiary of GGAMT. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service Class shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2006, GDSI received commissions of $1,331,276 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $93,308 was re-allowed to affiliated broker-dealers of the Funds.

2006 Semiannual Report	89

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

Gartmore SA Capital Trust and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

As of April 30, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$377,628
Investor Destinations Moderately Aggressive	623,411
Investor Destinations Moderate	749,855
Investor Destinations Moderately Conservative	158,523
Investor Destinations Conservative	107,699

4. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with JPMorgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2006.

The Trust’s custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$111,591,713	$16,765,566
Investor Destinations Moderately Aggressive	170,183,872	27,253,565
Investor Destinations Moderate	114,614,114	35,300,497
Investor Destinations Moderately Conservative	39,883,119	11,430,961
Investor Destinations Conservative	17,648,674	27,287,958
Optimal Allocations Aggressive	5,627,969	2,162,634
Optimal Allocations Moderately Aggressive	12,727,581	2,970,075
Optimal Allocations Moderate	12,117,309	3,573,496
Optimal Allocations Specialty	20,696,438	2,483,032

90	Semiannual Report 2006

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on December 8, 2005 to preliminarily review the information the Board had requested, and which the Fund’s adviser had provided, including reports from Lipper, Inc. (“Lipper”), in connection with the Funds’ annual contract renewal process pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and to have an opportunity to request and review any additional information the Board may deem useful in considering whether to renew the investment advisory agreements on behalf of each Fund in advance of its annual 15(c) contract renewal meeting on January 12, 2006. The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each Funds’ investment advisory and sub-advisory agreements. Following receipt and review of all of the preliminary information and such additional information as they had requested, the Board met on January 12, 2006 to consider all relevant information they had received about each Fund in connection with the annual 15(c) contract renewal process as well as other relevant information the Board had received at its regular meetings throughout the year.

In considering whether to renew the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Funds, the Board considered among others, the following specific factors with respect to each Fund:

1. the Fund’s advisory fee and ancillary benefits;

2. the Fund’s advisory fee (including any breakpoints) compared to the advisory fees of the Fund’s peer group of funds;

3. the Fund’s total expenses (and any expense limitations/fee waivers by the adviser) compared to those of the Fund’s peer group of funds;

4. the performance of the Fund compared to its benchmark and its peer group of funds; and

5. the profitability (or lack thereof) to the Fund’s adviser.

Additionally, where the adviser manages accounts for other institutional clients (other than the Fund), the Board also considered the advisory fees charged to those clients as compared to the Fund’s advisory fees. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees, determined that it was appropriate to renew each Fund’s advisory (and, if applicable, sub-advisory) agreement for the following reasons:

Gartmore Investor Destinations Aggressive Fund

The Board considered that the Fund outperformed its composite benchmark (95% S&P 500 Index and 5% Lehman U.S. Aggregate Bond Index) over the one-year period ended September 30, 2005 by 538 basis points, and by 306 and 261 basis points over the three- and five-year periods, respectively. The Fund ranked in the third quartile of its Lipper Global Multi-Cap Core Funds category for the one- and three-year periods and the second quartile for the five-year period. The Fund’s advisory fee is higher than the median of its Lipper peers but within the range of its peers. The Board also considered that Fund’s total expenses are higher than the median of its peers primarily due to the distribution expenses of the Fund. The Board further considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Investor Destinations Moderately Aggressive Fund

The Fund outperformed its composite benchmark (80% S&P 500 Index, 15% Lehman U.S. Aggregate Bond Index, and 5% Citigroup 3-Month T-Bill Index) over the one-year period ending September 30, 2005, by 440 basis points. Similarly, the Fund outperformed its benchmark by 232 and 198 basis points for the three- and five-year periods, respectively. The Fund had, however, underperformed the median of the Lipper Global Flexible Funds category over the same one-, three- and five-year periods. The Fund’s advisory fee is below the median of its Lipper peers. The Fund’s total expenses are slightly higher than the median of its peers but the Board considered this was likely attributable to the inclusion of the Fund’s distribution expenses. The Board further considered that the Fund’s adviser has contractually agreed to the limit the Fund’s expenses through at least February 28, 2007. Finally, the Board concluded that the level of profitability of the Fund’s adviser was not excessive.

2006 Semiannual Report	91

Supplemental Information (Continued)

Gartmore Investor Destinations Moderate Fund

The Fund outperformed its composite benchmark (60% S&P 500 Index, 25% Lehman U.S. Aggregate Bond Index and 15% Citigroup 3-Month T-Bill Index) over the one-year period ended September 30, 2005 by 264 basis points and beat the median of the Lipper Balanced Funds category by 136 basis points. The Fund also outperformed its benchmark for the three- and five-year periods by 142 and 114 basis points, respectively. The Fund ranked in the second quartile of its Lipper category and outperformed its category median by 128 and 64 basis points over the three- and five-year periods, respectively. The Fund’s advisory fees are below the median of its Lipper peers while the Fund’s total expenses are slightly higher than the median. The Board considered however, that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore Investor Destinations Moderately Conservative Fund

The Fund outperformed its composite benchmark (40% S&P 500 Index, 35% Lehman US Aggregate Bond Index and 25% Citigroup 3-Month T-Bill Index) over the one-year period ended September 30, 2005 by 161 basis points and beat the median of the Lipper Income Funds category by 70 basis points for the same period. The Fund also outperformed its benchmark over the trailing three- and five-year periods by 71 and 54 basis points, respectively, but under-performed its Lipper category median by 39 and 57 basis points, respectively. The Fund’s advisory fee is below the median of its Lipper peer group and the Fund’s total expenses are at the median of its peers. The Board also noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore Investor Destinations Conservative Fund

The Fund outperformed its composite benchmark (20% S&P 500 Index, 35% Lehman U.S. Aggregate Bond Index and 45% Citigroup 3-Month T-Bill Index) for the one-year period ended September 30, 2005 by 54 basis points, but the Fund under-performed the Lipper Income Funds category median by 232 basis points for the same period. Similarly, the Fund outperformed its benchmark for the three- and five-year periods, respectively, while under-performing the median of its Lipper peer group for the same periods. The Fund’s advisory fee is at the median of its Lipper peers. The Fund’s total expenses are higher than the median of its Lipper peers, but within the range of total expenses for the peer funds. The Board considered that this is primarily attributable to Fund’s distribution expenses which are higher than some of the peers Lipper included in its report. Additionally, the Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses at least through February 28, 2007. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore Optimal Allocations Fund: Aggressive

The Fund outperformed its composite benchmark (70% S&P 500 Index, 25% MSCI EAFE and 5% Lehman U.S. Aggregate Bond Index) by 468 basis points for the one-year period ended September 30, 2005. The Fund also outperformed the median of the Lipper Multi-Cap Core Funds category by 553 basis points and ranked in the top quartile of the category. The Fund’s advisory fee is slightly higher than the median of its Lipper peers and the Fund’s total expenses are also higher than the median, but within the range of its Lipper peers. The Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also noted that the Fund’s adviser had reported a loss from investment management services for this Fund for the one-year period ended September 30, 2005.

Gartmore Optimal Allocations Fund: Moderately Aggressive

The Board considered that the Fund had outperformed its composite benchmark (60% S&P 500 Index, 20% MSCI EAFE and 20% Lehman U.S. Aggregate Bond Index) by 386 basis points over the one-year period ended September 30, 2005. The Fund also exceeded the median of the Lipper Flexible Portfolio Funds category by 551 basis points and ranked in the top quartile of its category for that one-year period. The Fund’s advisory fee is below the median of its

92	Semiannual Report 2006

Lipper peers while its total expenses are slightly higher than the median. The Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also noted that the Fund’s adviser had reported a loss from investment management services for this Fund for the one-year period ended September 30, 2005.

Optimal Allocations Fund: Moderate

The Board considered that the Fund outperformed its composite benchmark (40% S&P 500 Index, 20% MSCI EAFE and 40% Lehman U.S. Aggregate Bond Index) by 273 basis points over the one-year period ended September 30, 2005. The Board also considered that the Fund had exceeded the Lipper Balanced Funds category median return by 415 basis points and ranked in the top quartile of its category for the same period. The Fund’s advisory fee is below the median of its Lipper peers while its total expenses are slightly higher than the median. The Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also considered that the Fund’s adviser had reported a loss from investment management services for this Fund for the one-year period ended September 30, 2005.

Gartmore Optimal Allocations Fund: Speciality

The Board considered that the Fund had outperformed its composite benchmark (70% S&P 500 Index and 30% MSCI EAFE) by 371 basis points for the one-year period ended September 30, 2005. The Fund also exceeded the median of the Lipper Specialty/Miscellaneous Funds category by 823 basis points over the same period and ranked in the top quartile of its category. The Fund’s advisory fee is slightly higher than the median of its peers and its total expenses were also higher than the median but within the range of its peers. The Board considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board also considered that the Fund’s adviser had reported a loss from investment management services for the Fund for the one-year period ended September 30, 2005.

Having considered all of the information it deemed relevant and being satisfied with the advisers’ responses to its questions, the Board determined to continue the investment advisory (and where applicable, sub-advisory) agreement for each Fund for an annual period which commenced on February 28, 2006.

2006 Semiannual Report	93

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	85	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by Mitchell Madison, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	85	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	85	None

94	Semiannual Report 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association — College Retirement Equity Fund.	85	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	85	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	85	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

2006 Semiannual Report	95

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	85	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	85	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	85	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	85	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	85	None

96	Semiannual Report 2006

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Semiannual Report	97

This page intentionally left blank

98	Semiannual Report 2006

Index Definitions

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2006 Gartmore Global Investments, Inc. All rights reserved.

SAR-AA 6/06

SemiannualReport

Gartmore Funds l April 30, 2006 (Unaudited)

Core Equity Series

Gartmore Growth Fund

Gartmore Nationwide Fund

Core Fixed Income Series Gartmore Money Market Fund

Semiannual Report

April 30, 2006 (Unaudited)

Contents

2	Message to Shareholders
5	Gartmore Growth Fund
12	Gartmore Nationwide Fund
29	Gartmore Money Market Fund

41	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2006

Dear Fellow Shareholders:

Global stock markets turned in solid gains during the six-month reporting period ended April 30, 2006. In the United States, despite the headwinds of rising interest rates and persistently high-crude oil prices, investors focused their attention on healthy growth in both the economy and corporate profits, along with relatively benign inflation numbers. A resilient economy helped offset the Federal Reserve Board’s four 0.25% increases in short-term interest rates during the period, the last increase being implemented by new Federal Reserve Chairman Ben Bernanke, who replaced Alan Greenspan at the beginning of February. A late-period price surge in crude oil to more than $70 per barrel, however, created a “wall of worry” for stocks to climb.

By the end of the period, though, the good news appeared to outweigh the bad. After posting a modest 1.7% growth rate during the hurricane-affected fourth quarter of 2005, U.S. gross domestic product rebounded to a robust 5.1% annual growth rate in the first quarter of 2006. During the same quarter, the Standard and Poor’s S&P 500® Index recorded a double-digit earnings gain for the 16th consecutive quarter, which helped account for the S&P 500’s 9.64% advance. Due to relatively modest valuations and a depreciating U.S. dollar, foreign stocks continued their pattern of outperforming their U.S. counterparts, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index turning in a gain of 23.10%.

As signs emerged that the economy was picking up steam in early 2006, investors renewed their interest in stocks with smaller capitalizations. In fact, small-cap stocks experienced particularly strong gains during January. For the six-month period ended April 30, 2006, the Russell 2000® Growth Index, a measure of small-cap growth stocks, posted an exceptionally strong 20.31% advance. That was almost three times the gain posted by the large-cap oriented Russell 1000® Growth Index, which returned 7.06%. Value stocks in Russell’s small-cap universe performed almost as well as their growth counterparts, returning 17.52%.

2006 Lipper Fund Awards

Our primary focus at Gartmore is serving the interests of shareholders in the spirit of responsible and informed financial stewardship—a commitment that takes a number of forms. One manifestation of our shareholder commitment is the goal of delivering strong performance over time across our entire range of funds. As a result, I’m pleased to inform you that, during this reporting period, Gartmore received one of only two “overall” awards winning as “Best Overall Small Fund Family” at the 2006 Lipper Fund Awards. Lipper, a leading global provider of mutual fund analysis and information, cited Gartmore’s consistently strong risk-adjusted returns relative to those of peers for the three-year period ended December 31, 2005.

To us, the award is important not for the recognition it brings to our company but, rather, for the degree to which this award reflects our commitment to delivering performance to our investors. Further because the Lipper Fund Awards are open only to fund complexes with a mix of equity, fixed-income, and mixed-asset portfolios, the award underscores our belief that portfolio diversification is the best means of managing investment risk.

One of Gartmore’s ongoing goals is to offer investors a diverse product menu that combines various asset classes with different sector and geographic investment opportunities as key components of a diversified portfolio. We believe that the prudent response to complex, volatile markets is a combination of diverse, uncorrelated funds. Moreover, we adhere to the premise that the distinguishing factor in securing long-term, risk-adjusted returns—regardless of the nature or style of a fund—is the talent of seasoned investment managers who can apply their ideas and insights in a collaborative environment.

Small-Cap Strength

One capability that exemplifies the Gartmore investment approach is the management of small-capitalization equity stocks. Small-cap equity is considered to be one of the more inefficient asset classes, which allows for a talented manager to generate excess returns. During the reporting period, Gartmore’s small-cap core, value, and growth funds produced consistently strong performance as illustrated by their respective above-benchmark returns.

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Fund returned 25.29%* while the Gartmore Small Cap Leaders Fund returned 30.59%*; the Funds’ benchmark is the Russell 2000® Index, which returned 18.91% for the same period. For broader comparison, the average return for the Funds’ Lipper peer category of Small-Cap Core Funds was 17.90%.

During the same period, our NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 19.08% versus 18.91% for its benchmark the Russell 2000® Index, and the 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds. Concurrently, the NorthPointe Small Cap Growth Fund returned 26.30%* versus 20.31% for the Fund’s benchmark, the Russell 2000® Growth Index, and 19.43% for the Fund’s Lipper peer category of Small-Cap Growth Funds. The Gartmore Micro Cap Equity Fund, which was the 2006 Lipper Small-Cap Core Funds Award winner, returned 25.60%* versus 18.51% for its benchmark, the Russell Microcap™ Index, and

2	Semiannual Report 2006

17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds.

Virtues of Diversification

Though small-cap equity management is a discipline that we intend to broaden and deepen over time, this is only one of Gartmore’s areas of strength. Non-domestic holdings also are a crucial aspect of portfolio diversification, so we’re pleased to report strong showings in some of our global funds. For example, the Gartmore International Growth Fund returned 33.06%* for the semiannual period, as compared to the 25.04% return of its benchmark, the MSCI All Country World excluding U.S. Index. For the same period, the Gartmore Worldwide Leaders Fund, which was recognized at the 2006 Lipper Fund Awards as the best “Global Large-Cap Core Fund,” returned a 21.95%* return, as compared to the 16.29% return of its benchmark, the MSCI World Index.

Packaged asset allocation funds are yet another option that Gartmore provides to its investors. During this reporting period, two standouts emerged among our growing Optimal Allocations and Investor Destinations series of funds. The Gartmore Optimal Allocations Fund: Moderately Aggressive returned 12.39%* as compared to the 10.35% return of the Fund’s benchmark, a blend of 60% S&P 500® Index, 20% MSCI EAFE® Index and 20% Lehman Brothers U.S. Aggregate Index. In the Investor Destination series, the Moderately Aggressive Fund returned a 12.00%*, as compared to the 7.85% returned by its benchmark, a blend of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index.

Gartmore Commitment

As always, we appreciate the opportunity to manage a portion of your investment portfolio. We firmly believe that, by assuming the stewardship of some of your assets, we assume the responsibility of managing those assets as we would our own investments. Further, we believe it is our charge to provide you with diverse, well-performing investment solutions. This has been the Gartmore commitment since our founding, and this continues to govern our actions each and every day.

Paul J. Hondros

CEO—Gartmore Global Investments

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Overall Small Fund Family” award, Gartmore competed among 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Returns scores for all of the funds within the eligible group. The fund group with the lowest average decile rank received the award.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 16 global large-cap core portfolios to win the award.

For the “Small-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 214 small-cap core portfolios to win the award.

Awards based on Institutional Share Class shares of the Funds. Other share classes may have different performance characteristics.

Fund performance may now be higher or lower than the performance that was calculated to win this award.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Leaders Fund, the Gartmore China Opportunities Fund and the Gartmore Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2006 Semiannual Report	3

Message to Shareholders

Continued

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares of the Fund at NAV. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12 months is available upon request.

Although third party information has been obtained from and is based on sources the Firm believes to reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

4	Semiannual Report 2006

Gartmore Growth Fund

For the semiannual period ended April 30, 2006, the Gartmore Growth Fund (Class A at NAV) returned 7.62% versus 7.06% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds was 7.23%.

Large-capitalization growth stocks performed well during the reporting period, but their returns trailed those of stocks in other capitalization groups as well as the large-cap value segment of the market. Despite rising interest rates and stubbornly high crude oil prices, share prices benefited from a generally healthy U.S. economy and robust growth in corporate profits.

Relative to the return of its benchmark, the Fund’s results were aided most by favorable stock selection in information technology, consumer staples and financials, along with a sizable underweighting in consumer staples, an area in which we felt that many companies would be vulnerable to higher costs for raw materials. In technology, one of the top contributors was core Fund holding QUALCOMM Inc., with a return of almost 30%. Strong wireless handset sales in emerging markets such as China and India, along with increasingly widespread acceptance of QUALCOMM’s wideband CDMA (code division multiple access) standard for voice and data communication, aided the stock. Another contributor to Fund performance was semiconductor maker Advanced Micro Devices, Inc., which benefited from market share gains versus larger rival Intel Corp.

Other sectors that added to Fund performance included industrials holding The Boeing Co., which was aided by robust demand for commercial aircraft, especially in fast-growing emerging markets. Casino operator Wynn Resorts, Ltd. also was a standout; strong results at its Las Vegas property and anticipation of favorable performance at its casino on Macau, just off the coast of mainland China, fueled the stock’s advance.

Conversely, Fund gains were limited by unfavorable stock selection in the health-care sector and, to a lesser extent, by an underweighting in energy and untimely positions in consumer discretionary. In health care, St. Jude Medical, Inc. was a notable detractor from Fund performance; the company lost some of its recent market share gains in medical devices. The Fund’s position in health maintenance organization UnitedHealth Group Inc. also hurt Fund returns. The stock was hampered by investors’ rotation of assets away from the health insurance group and by questions about UnitedHealth Group’s executive compensation policies. The Fund’s holding in programming provider XM Satellite Radio Holdings Inc. also disappointed; rising costs and stiff competition from rival Sirius Satellite Radio Inc. sidetracked XM’s stock.

Our outlook for large-cap growth stocks is relatively favorable. On the one hand, the rate of U.S. economic growth could slow from its recent pace in reaction to rising interest rates and high energy prices. That said, corporate profits appear strong and the U.S. dollar is weakening, factors which should bolster the profitability of companies with international exposure. In addition, large-cap growth stocks have experienced a sustained period during which their performance trailed that of other capitalization sizes and investment styles in the market; these stocks may be considered attractively valued on a relative basis. We will factor these themes into our decision making as we sift through the fundamental data on individual companies.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

2006 Semiannual Report	5

Fund Performance	Gartmore Growth Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	7.62%	15.38%	-0.49%	0.98%
	w/SC3	1.41%	8.76%	-1.66%	0.38%
Class B1	w/o SC2	7.32%	14.78%	-1.37%	0.18%
	w/SC4	2.32%	9.78%	-1.76%	0.18%
Class C1	w/o SC2	7.31%	14.76%	-1.34%	0.60%
	w/SC5	6.31%	13.76%	-1.34%	0.60%
Class D6	w/o SC2	7.78%	15.77%	-0.17%	1.20%
	w/SC7	2.95%	10.54%	-1.08%	0.73%
Class R1,8		7.68%	15.53%	-0.34%	1.11%
Institutional Service Class[1,8]		7.77%	15.75%	-0.14%	1.21%
Institutional Class[1,8]		7.79%	15.80%	-0.20%	1.19%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Semiannual Report 2006

Shareholder Expense Example	Gartmore Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Growth Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,076.20	$6.38	1.24%
	Hypothetica	l1	$1,000.00	$1,018.85	$6.23	1.24%
Class B	Actual		$1,000.00	$1,073.20	$9.61	1.87%
	Hypothetical	[1]	$1,000.00	$1,015.73	$9.39	1.87%
Class C	Actual		$1,000.00	$1,073.10	$9.61	1.87%
	Hypothetical	[1]	$1,000.00	$1,015.73	$9.39	1.87%
Class D	Actual		$1,000.00	$1,077.80	$4.59	0.89%
	Hypothetical	[1]	$1,000.00	$1,020.59	$4.47	0.89%
Class R	Actual		$1,000.00	$1,076.80	$6.02	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.20	$5.87	1.17%
Institutional Service Class	Actual		$1,000.00	$1,077.70	$4.38	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.78	$4.27	0.85%
Institutional Class	Actual		$1,000.00	$1,077.90	$4.38	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.78	$4.27	0.85%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
(1)	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	7

Portfolio Summary	Gartmore Growth Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.8%
Other Investments*	8.0%
Liabilities in excess of other assets**	–6.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	14.3%
Retail	9.7%
Semiconductors	8.5%
Telecommunications	7.9%
Financial Services	6.7%
Manufacturing	6.7%
Healthcare	6.5%
Oil & Gas	6.0%
Hotels & Casinos	4.7%
Medical	3.9%
Other Assets	25.1%

100.0%

Top Holdings***
General Electric Corp.	3.6%
Microsoft Corp.	3.4%
Cisco Systems, Inc.	2.5%
QUALCOMM, Inc.	2.2%
Johnson & Johnson	2.1%
PepsiCo, Inc.	2.0%
Boeing Co. (The)	2.0%
Gilead Sciences, Inc.	1.9%
Target Corp.	1.8%
Lowe’s Cos., Inc.	1.7%
Other Assets	76.8%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

8	Semiannual Report 2006

Gartmore Growth Fund

Common Stocks (98.8%)

Statement of Investments

April 30, 2006 (Unaudited)

	Shares or Principal Amount	Value

Aerospace & Defense (3.1%)
Boeing Co. (The)	55,900	$4,664,855
Rockwell Collins, Inc.	44,650	2,553,980

		7,218,835

Agriculture (1.1%)
Archer-Daniels-Midland Co.	33,020	1,199,947
Monsanto Co.	15,300	1,276,020

		2,475,967

Banks (0.9%)
Commerce Bancorp, Inc. (c)	53,700	2,166,258

Computer Equipment (3.0%)
Cisco Systems, Inc. (b)	275,360	5,768,792
Network Appliance, Inc. (b)	33,000	1,223,310

		6,992,102

Computer Software & Services (14.3%)
Automatic Data Processing, Inc.	39,000	1,719,120
BEA Systems, Inc. (b)	125,800	1,666,850
Business Objects S.A. ADR — FR (b)	63,130	2,040,993
Cognizant Technology Solutions Corp., Class A (b)	37,840	2,407,002
eBay, Inc. (b)	45,950	1,581,140
Electronic Arts, Inc. (b)	21,420	1,216,656
EMC Corp. (b)	261,890	3,538,134
F5 Networks, Inc. (b) (c)	19,630	1,149,533
Google, Inc. (b)	8,770	3,665,334
Microsoft Corp.	330,280	7,976,261
Red Hat, Inc. (b) (c)	75,690	2,224,529
TIBCO Software, Inc. (b) (c)	138,700	1,195,594
WebEx Communications, Inc. (b)	24,400	862,540
Yahoo!, Inc. (b)	56,950	1,866,821

		33,110,507

Construction & Building Materials (1.7%)
Terex Corp. (b)	20,900	1,808,895
Vulcan Materials Co.	24,070	2,044,987

		3,853,882

Consumer Products (2.4%)
Colgate-Palmolive Co.	41,900	2,477,128
Procter & Gamble Co.	52,310	3,044,965

		5,522,093

	Shares or Principal Amount	Value

E-Commerce & Services (0.4%)
Monster Worldwide, Inc. (b)	15,750	$904,050

Electronics (1.1%)
Emerson Electric Co.	29,000	2,463,550

Financial Services (6.7%)
AmeriCredit Corp. (b)	63,250	1,915,210
Capital One Financial Corp.	13,800	1,195,632
Chicago Mercantile Exchange Holdings, Inc.	3,290	1,506,820
Goldman Sachs Group, Inc.	17,230	2,761,796
Legg Mason, Inc.	15,960	1,890,941
SLM Corp.	33,900	1,792,632
State Street Corp.	29,110	1,901,465
T. Rowe Price Group, Inc.	20,730	1,745,259
Zions Bancorp	11,800	979,754

		15,689,509

Food & Beverage (2.0%)
PepsiCo, Inc.	81,540	4,748,890

Healthcare (6.5%)
Aetna, Inc.	60,120	2,314,620
Amgen, Inc. (b)	35,350	2,393,195
Genentech, Inc. (b)	16,450	1,311,230
Gilead Sciences, Inc. (b)	74,830	4,302,724
St. Jude Medical, Inc. (b)	60,860	2,402,753
UnitedHealth Group, Inc.	47,990	2,387,023

		15,111,545

Hotels & Casinos (4.7%)
Hilton Hotels Corp.	54,000	1,454,760
Penn National Gaming, Inc. (b) (c)	50,860	2,071,019
Starwood Hotels & Resorts Worldwide	45,990	2,638,907
Station Casinos, Inc. (c)	33,210	2,559,827
Wynn Resorts Ltd. (b) (c)	30,340	2,309,177

		11,033,690

Instruments — Scientific (0.7%)
Thermo Electron Corp. (b)	42,110	1,622,919

2006 Semiannual Report	9

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Growth Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Machinery (1.6%)
Caterpillar, Inc.	25,020	$1,895,015
Deere & Co.	21,600	1,896,048

		3,791,063

Manufacturing (6.7%)
Danaher Corp.	22,100	1,416,831
General Electric Corp.	239,300	8,277,387
Nucor Corp.	11,100	1,207,902
Textron, Inc.	32,430	2,917,079
Williams Scotsman International, Inc. (b) (c)	67,730	1,664,126

		15,483,325

Medical (3.9%)
Covance, Inc. (b) (c)	30,140	1,758,669
Invitrogen Corp. (b) (c)	20,400	1,346,604
Johnson & Johnson	82,770	4,851,150
McKesson Corp.	24,400	1,185,596

		9,142,019

Metals (0.8%)
Inco Ltd. ADR — CA	33,900	1,914,333

Oil & Gas (6.0%)
Denbury Resources, Inc. (b) (c)	54,000	1,760,400
Grant Prideco, Inc. (b)	34,050	1,743,360
Halliburton Co.	44,750	3,497,213
Praxair, Inc.	65,010	3,649,011
Transocean, Inc. ADR — KY (b)	20,800	1,686,256
Williams Cos., Inc. (The)	78,540	1,722,382

		14,058,622

Pharmaceuticals (2.8%)
Shire PLC ADR — UK (c)	41,800	1,979,648
Teva Pharmaceutical Industries Ltd. ADR — IL	38,500	1,559,250
Wyeth	60,390	2,939,181

		6,478,079

Retail (9.7%)
Abercrombie & Fitch Co.	30,250	1,837,083
Best Buy Co., Inc.	31,750	1,798,955
Coach, Inc. (b)	105,980	3,499,460
CVS Corp.	80,990	2,407,023
Kohl’s Corp. (b)	31,990	1,786,322

	Shares or Principal Amount	Value

Retail (continued)
Lowe’s Cos., Inc.	64,500	$4,066,724
Panera Bread Co. (b)	16,300	1,209,134
Staples, Inc.	69,050	1,823,611
Target Corp.	79,100	4,200,209

		22,628,521

Semiconductors (8.5%)
Broadcom Corp., Class A (b)	35,175	1,446,044
Cymer, Inc. (b) (c)	49,810	2,574,679
Freescale Semiconductor, Inc. (b)	94,750	3,000,733
Marvell Technology Group Ltd. (b)	55,380	3,161,644
National Semiconductor Corp.	101,140	3,032,177
QLogic Corp. (b)	57,500	1,196,575
SiRF Technology Holdings, Inc. (b) (c)	40,400	1,379,660
Texas Instruments, Inc.	112,790	3,914,941

		19,706,453

Telecommunications (7.9%)
Comverse Technology, Inc. (b)	103,580	2,346,087
Corning, Inc. (b)	126,030	3,482,209
Crown Castle International Corp. (b)	27,050	910,233
Motorola, Inc.	128,000	2,732,800
Neustar, Inc. (b) (c)	62,150	2,181,465
QUALCOMM, Inc.	97,700	5,015,917
Tellabs, Inc. (b)	100,000	1,585,000

		18,253,711

Transportation (1.0%)
United Parcel Service, Inc., Class B	29,000	2,351,030

Water Treatment Systems (0.7%)
Nalco Holding Co. (b)	84,200	1,587,170

Wholesale Distribution (0.6%)
WESCO International, Inc. (b) (c)	18,850	1,413,750

Total Common Stocks		229,721,873

10	Semiannual Report 2006

Short-Term Securities Held as Collateral for Securities Lending (8.0%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — Note 2 (Securities Lending)	$18,465,936	18,465,936

Total Short-Term Securities Held as Collateral for Securities Lending		$18,465,936

Total Investments (Cost $236,356,752) (a) — 106.8%		248,187,809

Liabilities in excess of other assets — 6.8%		(15,725,199)

NET ASSETS — 100.0%		$232,462,610

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of April 30, 2006.

ADR	American Depositary Receipt

CA	Canada

FR	France

UK	United Kingdom

IL	Israel

KY	Cayman Islands

See notes to financial statements.

2006 Semiannual Report	11

Gartmore Nationwide Fund

Effective April 12, 2006, Joseph A. Cerniglia, CFA, became a co-portfolio manager of the Gartmore Nationwide Fund.

Gary D. Haubold, lead manager, oversees the fundamentally managed portion of the Fund, and Mr. Cerniglia oversees the quantitatively managed portion of the Fund. Both managers are responsible for day-to-day management of the Fund, including selection of the Fund’s investments.

For the semiannual period ended April 30, 2006, the Gartmore Nationwide Fund (Class A at NAV) returned 10.32% versus 9.64% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds was 9.23%.

The U.S. economy’s strong performance, together with solid corporate earnings growth and anticipation of the end of the Federal Reserve Board’s series of interest-rate hikes, helped the stock market post healthy gains during the review period.

An overweighting and favorable stock selection in the materials sector helped Fund performance. Consumer staples and industrials also boosted Fund results, primarily due to favorable stock selection rather than sector allocation. Contributors to Fund performance included copper stocks Southern Copper Corp. and Phelps Dodge Corp., both of which benefited from soaring copper prices toward the end of the reporting period. Demand for the metal was robust in the United States and especially in China and India, as those two rapidly growing, populous countries continued to develop their infrastructures. Another positive Fund holding was tobacco stock Reynolds American Inc., returning in excess of 30%. What attracted us to this stock was a modest valuation, strong cash flow and a generous dividend yield that we thought was likely to grow over time. In addition, risks stemming from the litigation that has dogged the tobacco industry in recent years appeared to be diminishing.

On the negative side, the Fund’s performance was hurt by its exposure to semiconductor maker Intel Corp. We increased the Fund’s weighting in this stock in anticipation of Intel’s introduction of its line of dual-core chips, which we thought would help the company regain some market share from smaller rival Advanced Micro Devices, Inc. The scenario did not play out as we had expected, however, possibly because we entered the position too soon. The Fund also was hurt by pharmaceuticals sector holding Johnson & Johnson, whose stock may have been hampered by the sector’s reputation as a defensive market segment and by concern about the government’s involvement with prescription drug distribution.

The market has performed well and could be due for some consolidation before moving higher. Although higher interest rates and volatile energy prices could slightly decelerate U.S economic growth, we do not see signs of a serious slowdown on the horizon. Rather, we think that the market could be entering a period in which stock selection will be even more important than it has been in the recent past, a welcoming environment for our disciplined management style.

Portfolio Managers:

Gary Haubold, CFA and Joseph Cerniglia, CFA

12	Semiannual Report 2006

Fund Performance	Gartmore Nationwide Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	10.32%	18.26%	4.22%	8.82%
	w/SC3	3.97%	11.48%	2.99%	8.18%
Class B1	w/o SC2	9.94%	17.52%	3.49%	8.15%
	w/SC4	5.17%	12.52%	3.13%	8.15%
Class C1	w/o SC2	9.96%	17.49%	3.48%	8.46%
	w/SC5	9.01%	16.49%	3.48%	8.46%
Class D6	w/o SC2	10.46%	18.59%	4.49%	9.00%
	w/SC7	5.48%	13.28%	3.53%	8.50%
Class R1,8		10.36%	18.39%	4.33%	8.91%
Institutional Class[1,8]		10.48%	18.65%	4.51%	9.01%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the six-month and one year returns because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	13

Shareholder Expense Example	Gartmore Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Nationwide Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annuallized Expense Ratio*
Class A	Actual		$1,000.00	$1,103.20	$5.68	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.59	$5.47	1.09%
Class B	Actual		$1,000.00	$1,099.40	$9.32	1.79%
	Hypothetical	[1]	$1,000.00	$1,016.12	$8.99	1.79%
Class C	Actual		$1,000.00	$1,099.60	$9.27	1.78%
	Hypothetical	[1]	$1,000.00	$1,016.17	$8.94	1.78%
Class D	Actual		$1,000.00	$1,104.60	$4.38	0.84%
	Hypothetical	[1]	$1,000.00	$1,020.83	$4.22	0.84%
Class R	Actual		$1,000.00	$1,103.60	$4.49	0.86%
	Hypothetical	[1]	$1,000.00	$1,020.74	$4.32	0.86%
Institutional Class	Actual		$1,000.00	$1,104.80	$4.07	0.78%
	Hypothetical	[1]	$1,000.00	$1,021.13	$3.92	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

14	Semiannual Report 2006

Portfolio Summary	Gartmore Nationwide Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	96.6%
Commercial Paper	4.7%
Foreign Stocks	0.1%
Other Investments*	6.5%
Liabilities in excess of other assets**	-7.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Financial Services	14.7%
Oil & Gas	7.7%
Insurance	6.9%
Retail	6.2%
Computer Software & Services	5.9%
Semiconductors	5.0%
Healthcare	4.7%
Banks	4.1%
Telecommunications	3.6%
Computer Equipment	3.6%
Other Assets	37.6%

100.0%

Top Ten Holdings***
Microsoft Corp.	3.1%
Altria Group, Inc.	2.2%
Procter & Gamble Co.	1.9%
Johnson & Johnson	1.8%
Chevron Corp.	1.7%
Exxon Mobil Corp.	1.7%
General Electric Co.	1.6%
Pfizer, Inc.	1.5%
Cisco Systems, Inc.	1.4%
Bank of America Corp.	1.3%
Other Assets	81.8%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	15

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Nationwide Fund

Common Stocks (96.6%)

	Shares or Principal Amount	Value

Aerospace & Defense (2.1%)
Boeing Co. (The)	104,952	$8,758,244
General Dynamics Corp.	45,800	3,005,396
Honeywell International, Inc.	35,230	1,497,275
Lockheed Martin Corp.	35,900	2,724,810
Northrop Grumman Corp.	135,708	9,078,866
United Technologies Corp.	44,000	2,763,640

		27,828,231

Agriculture (0.6%)
Archer-Daniels-Midland Co.	196,050	7,124,457
Monsanto Co.	17,020	1,419,468

		8,543,925

Aluminum (0.3%)
Alcan Aluminum Ltd.	83,910	4,385,137

Automotive (0.4%)
Advance Auto Parts, Inc.	15,200	611,344
Autoliv, Inc.	88,750	4,907,875

		5,519,219

Banks (4.1%)
ABN AMRO Holding NV ADR — NL	28,800	834,912
AmSouth Bancorp	20,000	578,800
Bank of America Corp.	355,714	17,757,242
Bear Stearns Cos., Inc. (The)	70,150	9,997,076
Commerce Bancorp, Inc. (c)	44,371	1,789,926
J.P. Morgan Chase & Co.	200,754	9,110,217
Mellon Financial Corp.	71,000	2,671,730
New York Community Bancorp, Inc. (c)	188,450	3,243,225
PNC Bank Corp.	21,456	1,533,460
Regions Financial Corp.	38,400	1,401,984
Suntrust Banks, Inc.	70,960	5,487,337

		54,405,909

Broadcast Media & Cable Television (0.4%)
Comcast Corp., Class A (b)	173,276	5,362,892

Building — Residential & Commercial (0.3%)
Lennar Corp. (c)	21,050	1,156,277
Pulte Homes, Inc.	58,786	2,195,657

		3,351,934

	Shares or Principal Amount	Value

Capital Goods (0.7%)
Cummins Engine, Inc. (c)	57,150	$5,972,175
PACCAR, Inc.	28,425	2,044,610
Parker Hannifin Corp.	21,837	1,769,889

		9,786,674

Chemicals (0.9%)
Ashland, Inc.	79,050	5,203,071
Dow Chemical Co.	92,938	3,774,212
Huntsman Corp. (b)	152,921	3,004,898

		11,982,181

Coal (0.2%)
Peabody Energy Corp. (c)	38,828	2,479,556

Computer Equipment (3.6%)
Apple Computer, Inc. (b)	51,200	3,603,968
Cisco Systems, Inc. (b)	902,566	18,908,757
Dell, Inc. (b)	100,473	2,632,393
Hewlett-Packard Co.	310,080	10,068,297
Ingram Micro, Inc. (b) (c)	174,150	3,202,619
International Business Machines Corp.	86,711	7,139,784
Symbol Technologies, Inc.	120,400	1,282,260

		46,838,078

Computer Software & Services (5.9%)
Affiliated Computer Services, Inc., Class A (b)	150,771	8,406,990
Automatic Data Processing, Inc.	39,400	1,736,752
Business Objects S.A. ADR — FR (b)	112,251	3,629,075
Cognizant Technology Solutions Corp., Class A (b) (c)	41,819	2,660,107
eBay, Inc. (b)	94,446	3,249,887
EMC Corp. (b)	346,761	4,684,741
Google, Inc. (b)	17,251	7,209,883
Microsoft Corp.	1,671,645	40,370,226
SAP AG ADR — DE	36,070	1,970,504
Symantec Corp. (b)	74,700	1,223,586
Yahoo!, Inc. (b)	99,205	3,251,940

		78,393,691

Construction & Building Materials (0.1%)
Vulcan Materials Co.	9,682	822,583

16	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Consumer Products (2.0%)
Fortune Brands, Inc.	3,400	$273,020
Procter & Gamble Co.	426,640	24,834,715
Sherwin-Williams Co.	31,830	1,621,420

		26,729,155

Diversified Minerals (0.1%)
Teck Cominco Ltd., Class B	10,000	689,600

Electric — Integrated (0.6%)
AES Corp. (b)	140,768	2,388,833
Edison International	133,200	5,382,612
Public Service Enterprise Group, Inc.	12,000	752,400

		8,523,845

Electronics (0.8%)
Arrow Electronics, Inc. (b)	153,700	5,563,940
Avnet, Inc. (b)	43,991	1,150,365
Directed Electronics, Inc. (b) (c)	35,500	580,425
Emerson Electric Co.	10,600	900,470
L-3 Communications Holdings, Inc.	26,800	2,189,560

		10,384,760

Entertainment (0.1%)
Carnival Corp.	30,286	1,417,991

Financial Services (9.9%)
AmeriCredit Corp. (b) (c)	52,726	1,596,543
Capital One Financial Corp.	22,100	1,914,744
Centerstate Bank of Florida, Inc.	11,590	431,797
Charles Schwab Corp. (The)	41,060	734,974
Cit Group, Inc.	112,500	6,076,125
Citigroup, Inc.	197,977	9,888,951
Federated Investors, Inc.	30,000	1,053,000
First American Financial Corp. (c)	91,400	3,893,640
Fiserv, Inc. (b)	79,800	3,597,384
Goldman Sachs Group, Inc.	104,903	16,814,902
Hudson City Bancorp, Inc.	450,649	6,043,203
KKR Financial Corp.	241,600	5,218,560
Legg Mason, Inc.	46,499	5,509,202
Lehman Brothers Holdings, Inc.	78,700	11,895,505

	Shares or Principal Amount	Value

Financial Services (continued)
Marsh & McLennan Cos., Inc.	27,240	$835,451
Merrill Lynch & Co., Inc.	152,851	11,656,417
Morgan Stanley	79,340	5,101,562
Prudential Financial, Inc.	70,650	5,519,885
TD Ameritrade Holding Corp. (b)	162,056	3,007,759
U.S. Bancorp	107,300	3,373,512
UBS AG	9,800	1,145,130
Wachovia Corp.	292,829	17,525,815
Wells Fargo & Co.	62,889	4,319,845
Zions Bancorp	43,378	3,601,675

		130,755,581

Food & Beverage (2.7%)
Campbell Soup Co.	226,057	7,265,472
Coca-Cola Enterprises, Inc.	543,380	10,612,211
Dean Foods Co. (b)	38,990	1,544,394
Hormel Foods Corp. (c)	122,200	4,101,032
Kellogg Co.	36,313	1,681,655
Pepsi Bottling Group, Inc. (The)	105,800	3,396,180
PepsiCo, Inc.	21,590	1,257,402
Smithfield Foods, Inc. (b)	100,947	2,715,474
Sysco Corp.	79,900	2,388,211

		34,962,031

Healthcare (4.7%)
Aetna, Inc.	222,552	8,568,252
Amgen, Inc. (b)	99,291	6,722,001
Bausch & Lomb, Inc. (c)	10,000	489,500
Biogen Idec, Inc. (b)	66,500	2,982,525
Community Health Care, Inc. (b)	97,100	3,518,904
Gilead Sciences, Inc. (b)	54,659	3,142,893
Medco Health Solutions, Inc. (b)	66,961	3,564,334
Medtronic, Inc.	42,600	2,135,112
Sierra Health Services, Inc. (b) (c)	59,400	2,329,074
St. Jude Medical, Inc. (b)	68,840	2,717,803
Triad Hospitals, Inc. (b) (c)	89,600	3,691,520
UnitedHealth Group, Inc.	255,881	12,727,520
WellPoint, Inc. (b)	129,782	9,214,521

		61,803,959

2006 Semiannual Report	17

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Hotels & Casinos (0.1%)
MGM Mirage (b) (c)	38,984	$1,750,382

Instruments — Scientific (0.5%)
Fisher Scientific International, Inc. (b) (c)	72,100	5,086,655
Thermo Electron Corp. (b)	49,846	1,921,065

		7,007,720

Insurance (6.9%)
Allstate Corp. (The)	6,600	372,834
American International Group, Inc.	211,215	13,781,778
Arthur J. Gallagher & Co. (c)	41,700	1,144,248
Aspen Insurance Holdings Ltd. (c)	133,900	3,260,465
Assurant, Inc.	32,689	1,574,629
Berkshire Hathaway, Inc., Class B (b)	3,000	8,856,000
Chubb Corp.	176,700	9,107,118
Genworth Financial, Inc.	137,400	4,561,680
Hartford Financial Services Group, Inc. (The)	120,750	11,100,547
Manulife Financial Corp. (c)	46,299	3,022,862
MetLife, Inc.	256,807	13,379,644
MGIC Investment Corp. (c)	43,900	3,103,730
Old Republic International Corp.	35,475	789,319
PartnerRe Ltd.	54,250	3,393,338
Principal Financial Group, Inc.	92,450	4,743,610
SAFECO Corp.	94,800	4,920,120
St. Paul Cos., Inc.	101,509	4,469,441

		91,581,363

Machinery (0.4%)
Caterpillar, Inc.	34,530	2,615,302
Deere & Co.	26,190	2,298,958

		4,914,260

Manufacturing (3.5%)
3M Co.	34,413	2,939,903
Danaher Corp.	21,716	1,392,213
General Electric Corp.	623,198	21,556,418
Illinois Tool Works, Inc.	37,530	3,854,331
Ingersoll-Rand Co., Class A	17,021	744,669

	Shares or Principal Amount	Value

Manufacturing (continued)
Nucor Corp.	19,600	$2,132,872
Siemens A G	39,800	3,766,672
Textron, Inc.	80,888	7,275,876
Tyco International Ltd.	79,100	2,084,285

		45,747,239

Medical (3.3%)
Abbott Laboratories	175,500	7,500,870
Boston Scientific Corp. (b)	53,520	1,243,805
Bristol-Myers Squibb Co.	81,835	2,076,972
Johnson & Johnson	412,851	24,197,196
McKesson Corp.	74,450	3,617,526
Merck & Co., Inc.	132,075	4,546,022

		43,182,391

Metals (0.3%)
Alcoa, Inc.	63,310	2,138,612
Inco Ltd.	34,300	1,936,921

		4,075,533

Metals & Mining (2.9%)
Barrick Gold Corp. ADR — CA (c)	135,600	4,133,088
Compania de Minas Buenaventura S.A.U. ADR – PE (c)	109,510	3,328,009
Newmont Mining Corp.	54,900	3,203,964
Phelps Dodge Corp.	97,264	8,383,184
Rio Tinto PLC ADR — UK	17,960	3,999,692
Southern Copper Corp. (c)	102,053	10,108,350
Timken Co. (c)	143,300	5,001,170

		38,157,457

Multimedia (1.7%)
CBS Corp., Class B	5	127
News Corp.	364,270	6,250,873
Time Warner, Inc.	492,110	8,562,715
Walt Disney Co. (The)	262,496	7,339,388

		22,153,103

Natural Gas (0.1%)
Sempra Energy	41,760	1,921,795

18	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Office Equipment & Supplies (0.3%)
Xerox Corp. (b)	237,850	$3,339,414

Oil & Gas (7.7%)
Amerada Hess Corp.	25,500	3,653,385
ChevronTexaco Corp.	375,996	22,943,275
ConocoPhillips	196,177	13,124,241
Devon Energy Corp.	56,600	3,402,226
ENSCO International, Inc.	17,000	909,330
Exxon Mobil Corp.	345,633	21,802,530
Halliburton Co.	92,800	7,252,320
Hanover Compressor Co. (b) (c)	70,200	1,415,232
Marathon Oil Corp.	42,113	3,342,088
Nabors Industries Ltd. (b)	147,856	5,519,464
National-Oilwell, Inc. (b)	71,606	4,938,666
Newfield Exploration Co. (b) (c)	43,600	1,944,560
Occidental Petroleum Corp.	59,750	6,138,715
Pride International, Inc. (b)	33,434	1,166,512
Schlumberger Ltd.	50,004	3,457,277

		101,009,821

Paper & Forest Products (0.4%)
Weyerhaeuser Co.	78,650	5,542,466

Pharmaceuticals (2.1%)
Pfizer, Inc.	787,112	19,937,547
Schering-Plough Corp.	93,997	1,816,022
Shire PLC ADR — UK (c)	61,217	2,899,237
Wyeth	59,653	2,903,312

		27,556,118

Printing & Publishing (0.3%)
Gannett Co., Inc.	67,500	3,712,500
Meredith Corp.	14,620	725,152

		4,437,652

Railroads (2.1%)
Burlington Northern Santa Fe Corp.	162,210	12,900,561
CSX Corp.	88,610	6,068,899
Norfolk Southern Corp.	133,043	7,184,322
Union Pacific Corp.	19,150	1,746,672

		27,900,454

	Shares or Principal Amount	Value

Raw Materials (0.8%)
Cleveland Cliffs, Inc. (c)	86,544	$7,407,301
Reliance Steel & Aluminum Co.	37,186	3,307,695

		10,714,996

Real Estate Investment Trusts (0.2%)
Deerfield Triarc Capital Corp.	103,150	1,376,021
Republic Property Trust (c)	62,800	715,920

		2,091,941

Retail (6.2%)
Abercrombie & Fitch Co.	37,348	2,268,144
American Eagle Outfitters, Inc.	20,230	655,452
AutoZone, Inc. (b)	15,472	1,448,334
Coach, Inc. (b)	100,415	3,315,703
CVS Corp.	205,000	6,092,600
Family Dollar Stores, Inc.	58,800	1,470,000
Federated Department Stores, Inc.	158,610	12,347,788
Home Depot, Inc.	299,641	11,964,665
Kohl’s Corp. (b)	109,130	6,093,819
Kroger Co. (b)	203,339	4,119,648
Lowe’s Cos., Inc.	92,823	5,852,490
McDonald’s Corp.	81,000	2,800,170
Penney (J.C), Co., Inc.	60,324	3,948,809
Staples, Inc.	93,136	2,459,722
Target Corp.	169,180	8,983,458
TJX Cos., Inc. (The)	89,400	2,157,222
Urban Outfitters (b)	70,020	1,624,464
Wal-Mart Stores, Inc.	90,054	4,055,132

		81,657,620

Search & Navigation Equipment (0.6%)
Raytheon Co.	178,800	7,915,476

Semiconductors (5.0%)
Advanced Micro Devices, Inc. (b)	29,250	946,238
Analog Devices, Inc.	91,250	3,460,200
Applied Materials, Inc.	110,000	1,974,500
Applied Materials, Inc.	110,000	1,974,500
ASML Holding NV ADR — NL (b)	150,000	3,172,500
Freescale Semiconductor, Inc. (b)	174,850	5,537,499

2006 Semiannual Report	19

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Semiconductors (continued)
Intel Corp.	846,707	$16,917,205
KLA-Tencor Corp.	81,887	3,943,678
Linear Technology Corp.	49,900	1,771,450
Marvell Technology Group Ltd. (b)	48,396	2,762,928
Maxim Integrated Products, Inc.	96,860	3,415,284
Micron Technology, Inc. (b)	87,438	1,483,823
National Semiconductor Corp.	96,910	2,905,362
Taiwan Semiconductor Manufacturing Co. Ltd. ADR — TW	270,400	2,833,792
Texas Instruments, Inc.	321,314	11,152,808
Xilinx, Inc.	119,800	3,314,866

		65,592,133

Services (0.4%)
Accenture Ltd., Class A	31,717	922,013
Moody’s Corp.	76,750	4,759,268

		5,681,281

Telecommunications (3.6%)
AT&T, Inc.	377,649	9,898,181
Comverse Technology, Inc. (b)	60,740	1,375,761
Corning, Inc. (b)	177,370	4,900,733
Motorola, Inc.	322,700	6,889,645
Neustar, Inc. (b) (c)	91,332	3,205,753
QUALCOMM, Inc.	49,805	2,556,989
Qwest Communications International, Inc. (b)	466,700	3,131,557
Sprint Corp.	266,714	6,614,507
Telecominicacoes de Sao Paulo S.A. ADR — BR (c)	8,210	201,145
Verizon Communications, Inc.	210,772	6,961,799
Vodafone Group ADR — UK (c)	60,180	1,426,266

		47,162,336

Tobacco (3.0%)
Altria Group, Inc.	395,386	28,926,439
Reynolds American, Inc. (c)	86,110	9,441,962
UST, Inc. (c)	19,290	847,410

		39,215,811

	Shares or Principal Amount	Value

Transportation (1.7%)
FedEx Corp.	44,700	$5,146,311
Omega Navigation Enterprises, Inc. (b) (c)	232,740	3,735,477
United Parcel Service, Inc., Class B	122,365	9,920,131
YRC Worldwide, Inc. (b) (c)	75,850	3,185,700

		21,987,619

Utilities (1.8%)
AGL Resources	123,650	4,374,737
Duke Energy Corp.	243,200	7,081,984
Exelon Corp.	29,600	1,598,400
KFX, Inc. (b) (c)	75,250	1,358,263
NRG Energy, Inc. (b)	139,380	6,633,094
PP&L Resources, Inc.	22,700	659,208
Progress Energy, Inc. (c)	46,500	1,990,200

		23,695,886

Waste Management (0.2%)
Republic Services, Inc.	33,301	1,465,577
Waste Management, Inc.	46,547	1,743,651

		3,209,228

Total Common Stocks		1,274,168,427

Commercial Paper (4.7%)
Financial Services (4.7%)
Countrywide Financial Corp., 4.85%, 05/01/06	26,500,000	26,496,430
Rabobank USA Finance Corp., 4.81%, 05/01/06	15,016,000	15,013,994
Rabobank USA Finance Corp., 4.82%, 05/02/06	20,000,000	19,994,644

Total Commercial Paper		61,505,068

20	Semiannual Report 2006

Foreign Stocks (0.1%)

	Shares or Principal Amount	Value

Financial Services (0.1%)
Manulife Financial Corp. — CA	21,625	$1,412,261

Total Foreign Stocks		1,412,261

Short-Term Securities Held as Collateral for Securities Lending (6.5%)
Pool of short-term securities for Gartmore Mutual Funds — Note 2 (Securities Lending)	$85,828,908	85,828,908

Total Short-Term Securities Held as Collateral for Securities Lending		85,828,908

Total Investments (Cost $1,337,867,624) (a) — 107.9%		1,422,914,664

Liabilities in excess of other assets — (7.9)%		(104,402,043)

NET ASSETS — 100.0%		$1,318,512,621

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of April 30, 2006.

ADR	American Depositary Receipt

BR	Brazil

CA	Canada

DE	Denmark

FR	France

NL	Netherlands

PE	Peru

TW	Taiwan

UK	United Kingdom

At April 30, 2006, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation (Depreciation)
87	S&P 500 Emini	06/16/06	$5,724,600	$31,102

See notes to financial statements.

2006 Semiannual Report	21

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Gartmore Growth Fund	Gartmore Nationwide Fund
Assets:
Investments, at value (cost $236,356,752; and $1,337,867,624, respectively)	$248,187,809	$1,422,914,664

Total Investments	248,187,809	1,422,914,664

Cash	—	384
Cash collateral pledged for futures	—	274,050
Interest and dividends receivable	76,070	1,035,703
Receivable for capital shares issued	20,105	508,295
Receivable for investments sold	10,683,279	17,207,592
Net receivable for variation margin on futures contracts	—	3,915
Prepaid expenses and other assets	24,314	15,692

Total Assets:	258,991,577	1,441,960,295

Liabilities:
Payable to custodian	95,981	—
Payable for investments purchased	7,167,493	35,539,299
Payable for capital shares redeemed	355,844	466,437
Payable for return of collateral received for securities on loan	18,465,936	85,828,908
Accrued expenses and other payables
Investment advisory fees	116,333	621,483
Fund administration and transfer agent fees	52,652	294,928
Distribution fees	10,527	45,442
Administrative services fees	22,607	294,654
Other	241,594	356,523

Total Liabilities:	26,528,967	123,447,674

Net Assets	$232,462,610	$1,318,512,621

Represented by:
Capital	$465,603,653	$1,136,583,334
Accumulated net investment income (loss)	(77,869)	275,636
Accumulated net realized gains (losses) from investments, futures, and foreign currency transactions	(244,894,231)	96,575,508
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	11,831,057	85,078,143

Net Assets	$232,462,610	$1,318,512,621

See notes to financial statements.

22	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Growth Fund		Gartmore Nationwide Fund
Net Assets:
Class A Shares	$27,968,898		$117,488,044
Class B Shares	5,015,729		24,868,659
Class C Shares	657,578		878,727
Class D Shares	198,816,820		1,169,021,660
Class R Shares	1,268		1,346
Institutional Service Class Shares	1,156		—
Institutional Class Shares	1,161		6,254,185

Total	$232,462,610		$1,318,512,621

Shares outstanding (unlimited number of shares authorized):
Class A Shares	3,882,723		5,858,544
Class B Shares	759,932		1,283,434
Class C Shares	99,525		45,395
Class D Shares	27,079,271		58,873,622
Class R Shares	174		68
Institutional Service Class Shares	157		—
Institutional Class Shares	158		314,953

Total	31,821,940		66,376,016

Net asset value and redemption price per share:
Class A Shares	$7.20		$20.05
Class B Shares (a)	$6.60		$19.38
Class C Shares (b)	$6.61		$19.36
Class D Shares	$7.34		$19.86
Class R Shares	$7.29		$19.89 (c)
Institutional Service Class Shares	$7.35	(c)	$—
Institutional Class Shares	$7.33	(c)	$19.86

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.64		$21.27
Class D Shares	$7.69		$20.80

Maximum Sales Charge — Class A Shares	5.75%		5.75%

Maximum Sales Charge — Class D Shares	4.50%		4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

2006 Semiannual Report	23

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Gartmore Growth Fund	Gartmore Nationwide Fund
INVESTMENT INCOME:
Interest income	$22,804	$647,667
Dividend income (net of foreign withholding tax $0; and $6,403; respectively)	999,781	12,050,954
Income from securities lending	37,335	114,349

Total Income	1,059,920	12,812,970

Expenses:
Investment advisory fees	716,571	3,752,979
Fund administration and transfer agent fees	166,363	818,415
Distribution fees Class A	36,196	147,201
Distribution fees Class B	26,399	139,381
Distribution fees Class C	3,028	4,536
Distribution fees Class R	2	2
Administrative services fees Class A	16,154	31,476
Administrative services fees Class D	12,005	302,565
Registration and filing fees	25,874	47,109
Printing	76,985	161,650
Trustee fees	3,978	21,620
Other	57,281	338,227

Total expenses before reimbursed expenses	1,140,836	5,765,161
Earnings credit (Note 5)	(3,047)	(9,423)

Total Expenses	1,137,789	5,755,738

Net Investment Income (Loss)	(77,869)	7,057,232

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	13,564,816	101,476,573
Net realized gains (losses) on futures transactions	—	278,254
Net realized gains (losses) on foreign currency transactions	—	100

Net realized gains (losses) on investment, futures and foreign currency transactions	13,564,816	101,754,927
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	4,823,098	21,649,185

Net realized/unrealized gains (losses) on investments, futures, and foreign currencies	18,387,914	123,404,112

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,310,045	$130,461,344

See notes to financial statements.

24	Semiannual Report 2006

Statements of Changes in Net Assets

	Gartmore Growth Fund		Gartmore Nationwide Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(77,869)	$360,174	$7,057,232	$16,674,008
Net realized gains (losses) on investment, futures, and foreign currency transactions	13,564,816	29,235,412	101,754,927	178,113,925
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	4,823,098	(3,761,798)	21,649,185	(20,765,695)

Change in net assets resulting from operations	18,310,045	25,833,788	130,461,344	174,022,238

Distributions to Class A Shareholders from:
Net investment income	—	(52,234)	(481,794)	(1,816,560)
Net realized gains on investments	—	—	(15,547,435)	(984,339)

Distributions to Class B Shareholders from:
Net investment income	—	—	(18,360)	(189,801)
Net realized gains on investments	—	—	(3,901,458)	(153,661)

Distributions to Class C Shareholders from:
Net investment income	—	—	(660)	(5,099)
Net realized gains on investments	—	—	(119,900)	(4,195)

Distributions to Class D Shareholders from:
Net investment income	—	(741,746)	(6,254,250)	(15,158,855)
Net realized gains on investments	—	—	(150,621,311)	(4,909,336)

Distributions to Class R Shareholders from:
Net investment income	—	(2)	(5)	(12)
Net realized gains on investments	—	—	(165)	(5)

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	(4)	—	(8)
Net realized gains on investments	—	—	—	(4)

Distributions to Institutional Class Shareholders from:
Net investment income	—	(4)	(26,527)	(13,953)
Net realized gains on investments	—	—	(536,929)	(1,862)

Change in net assets from shareholder distributions	—	(793,990)	(177,508,794)	(23,237,690)

Change in net assets from capital transactions	(23,874,423)	(40,564,697)	79,491,126	(510,938,937)

Change in net assets	(5,564,378)	(15,524,899)	32,443,676	(360,154,389)

Net Assets:
Beginning of period	238,026,988	253,551,887	1,286,068,945	1,646,223,334

End of period	$232,462,610	$238,026,988	$1,318,512,621	$1,286,068,945

Accumulated net investment income (loss)	$(77,869)	$—	$275,636	$—

See notes to financial statements.

2006 Semiannual Report	25

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Growth Fund

		Investment Activities					Distributions						Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$14.99	(0.05)	—		(5.85)	(5.90)	—	(3.20)	(3.20)	$5.89	(47.33%	)	$5,268	1.33%		(0.60%	)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.89	(0.02)	—		(1.13)	(1.15)	—	—	—	$4.74	(19.52%	)	$4,828	1.17%		(0.34%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.74	(0.01)	—		1.19	1.18	—	—	—	$5.92	24.89%		$6,529	1.13%		(0.22%	)	(j	)	(j	)	281.63%
Year Ended October 31, 2004	$5.92	(0.02)	—		0.18	0.16	—	—	—	$6,.08	2.70%		$30,641	1.19%		(0.36%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.08	(0.01)	—		0.63	0.62	(0.01)	—	(0.01)	$6.69	10.22%		$29,467	1.34%		(0.14%	)	(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.69	(0.01)	—	(k)	0.52	0.51	—	—	—	$7.20	7.62%	(h)	$27,969	1.24%	(i)	(0.34%	)(i)	(j	)	(j	)	121.64%

Class B Shares
Year Ended October 31, 2001	$14.71	(0.10)	—		(5.87)	(5.97)	—	(3.20)	(3.20)	$5.54	(49.10%	)	$4,288	2.12%		(1.36%	)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.54	(0.06)	—		(1.04)	(1.10)	—	—	—	$4.44	(19.86%	)	$3,299	1.90%		(1.08%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.44	(0.04)	—		1.11	1.07	—	—	—	$5.51	24.10%		$3,980	1.84%		(0.93%	)	(j	)	(j	)	281.63%
Year Ended October 31, 2004	$5.51	(0.05)	—		0.15	0.10	—	—	—	$5.61	1.81%		$5,817	1.84%		(1.00%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$5.61	(0.05)	—		0.59	0.54	—	—	—	$6.15	9.63%		$5,325	1.98%		(0.78%	)	(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.15	(0.03)	—	(k)	0.48	0.45	—	—	—	$6.60	7.32%	(h)	$5,016	1.87%	(i)	(0.99%	)(i)	(j	)	(j	)	121.64%

Class C Shares
Period Ended October 31, 2001 (d)	$7.11	(0.03)	—		(1.53)	(1.56)	—	—	—	$5.55	(21.94%	)(h)	$58	2.27%	(i)	(1.41%	)(i)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.55	(0.06)	—		(1.05)	(1.11)	—	—	—	$4.44	(20.00%	)	$52	1.90%		(1.08%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.44	(0.04)	—		1.11	1.07	—	—	—	$5.51	24.10%		$101	1.84%		(0.95%	)	(j	)	(j	)	281.63%
Year Ended October 31, 2004	$5.51	(0.05)	—		0.16	0.11	—	—	—	$5.62	2.00%		$248	1.84%		(1.01%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$5.62	(0.04)	—		0.58	0.54	—	—	—	$6.16	9.61%		$550	2.03%		(0.96%	)	(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.16	(0.03)	—	(k)	0.48	0.45	—	—	—	$6.61	7.31%	(h)	$658	1.87%	(i)	(0.99%	)(i)	(j	)	(j	)	121.64%

Class D Shares
Year Ended October 31, 2001	$15.03	(0.03)	—		(5.86)	(5.89)	—	(3.20)	(3.20)	$5.94	(47.07%	)	$385,898	1.10%		(0.38%	)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.94	(0.01)	—		(1.14)	(1.15)	—	—	—	$4.79	(19.36%	)	$207,357	0.93%		(0.10%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.79	—	—		1.21	1.21	—	—	—	$6.00	25.26%		$235,758	0.86%		0.05%		(j	)	(j	)	281.63%
Year Ended October 31, 2004	$6.00	— (k)	—		0.17	0.17	— (k)	—	—	$6.17	2.87%		$216,843	0.85%		(0.01%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.17	0.01	—		0.65	0.66	(0.02)	—	(0.02)	$6.81	10.74%		$202,682	0.99%		0.21%		(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.81	—	—	(k)	0.53	0.53	—	—	—	$7.34	7.78%	(h)	$198,817	0.89%	(i)	0.00%	(i)	(j	)	(j	)	121.64%

(a) Excludes sales charge.	(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions during the period.

(k) The amount is less than $0.005.

(l)  Net investment income (loss) is based on average shares outstanding during the period.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

See notes to financial statements.

26	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Growth Fund (Continued)

		Investment Activities					Distributions						Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class R Shares
Period Ending October 31, 2003 (e)	$5.76	(0.01)	—		0.25	0.24	—	—	—	$6.00	4.17%	(h)	$1	1.42%	(i)	(0.76%	)(i)	1.52%		0.86%		281.63%
Year Ended October 31, 2004	$6.00	(0.03)	—		0.18	0.15	—	—	—	$6.15	2.50%		$1	1.29%		(0.46%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.15	(0.01)	—		0.64	0.63	(0.01)	—	(0.01)	$6.77	10.28%		$1	1.29%		(0.14%	)	(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.77	(0.01)	—	(k)	0.53	0.52	—	—	—	$7.29	7.68%	(h)	$1	1.17%	(i)	(0.31%	)(i)	(j	)	(j	)	121.64%

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$6.59	(0.01)	—		(1.79)	(1.80)	—	—	—	$4.79	(27.31%	)(h)	$59,307	0.88%	(i)	(0.11%	)(i)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.79	—	—		1.22	1.22	—	—	—	$6.01	25.47%		$75,002	0.84%		0.06%		(j	)	(j	)	281.63%
Year Ended October 31, 2004 (l)	$6.01	0.01	—		0.17	0.18	— (k)	—	—	$6.19	3.03%		$1	0.84%		0.22%		(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.19	—	—		0.65	0.65	(0.02)	—	(0.02)	$6.82	10.55%		$1	1.04%		0.11%		(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.82	—	—	(k)	0.53	0.53	—	—	—	$7.35	7.77%	(h)	$1	0.85%	(i)	0.00%	(i)	(j	)	(j	)	121.64%

Institutional Class Shares
Period Ended October 31, 2004 (g)	$6.34	—	—		(0.17)	(0.17)	—	—	—	$6.17	(2.68%	)(h)	$1	0.80%	(i)	(0.06%	)(i)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.17	—	—		0.65	0.65	(0.02)	—	(0.02)	$6.80	10.59%		$1	1.04%		0.11%		(j	)	(j	)	281.51%
Six Months Ended April 30, 2006 (Unaudited)	$6.80	—	—	(k)	0.53	0.53	—	—	—	$7.33	7.79%	(h)	$1	0.85%	(i)	0.01%	(i)	(j	)	(j	)	121.64%

(a) Excludes sales charge.	(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions during the period.

(k) The amount is less than $0.005.

(l)  Net investment income (loss) is based on average shares outstanding during the period.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

See notes to financial statements.

2006 Semiannual Report	27

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$30.80	0.08	—		(5.66)	(5.58)	(0.10)	(8.37)	(8.47)	$16.75	(23.34%	)	$149,086	1.15%		0.32%		(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.75	0.07	—		(1.68)	(1.61)	(0.08)	—	(0.08)	$15.06	(9.64%	)	$362,435	1.14%		0.46%		(i	)	(i	)	25.51%
Year Ended October 31, 2003	$15.06	0.09	—		3.02	3.11	(0.09)	—	(0.09)	$18.08	20.74%		$571,918	1.13%		0.57%		(i	)	(i	)	120.02%
Year Ended October 31, 2004	$18.08	0.07	—		0.87	0.94	(0.06)	—	(0.06)	$18.96	5.22%		$447,884	1.10%		0.35%		(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.96	0.38	—		1.86	2.24	(0.18)	(0.08)	(0.26)	$20.94	11.88%		$119,615	1.14%		1.64%		(i	)	(i	)	145.66%
Six Months Ended April 30, 2006 (Unaudited)	$20.94	0.10	—	(j)	1.91	2.01	(0.09)	(2.81)	(2.90)	$20.05	10.32%	(g)	$117,488	1.09%	(h)	0.88%	(h)	(i	)	(i	)	121.28%

Class B Shares
Year Ended October 31, 2001	$30.48	(0.06)	—		(5.65)	(5.71)	—	(8.37)	(8.37)	$16.40	(24.19%	)	$36,241	1.85%		(0.30%	)	(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.40	(0.03)	—		(1.65)	(1.68)	—	—	—	$14.72	(10.24%	)	$31,267	1.80%		(0.18%	)	(i	)	(i	)	25.51%
Year Ended October 31, 2003	$14.72	—	—		2.94	2.94	(0.01)	—	(0.01)	$17.65	19.99%		$35,564	1.79%		(0.06%	)	(i	)	(i	)	120.02%
Year Ended October 31, 2004	$17.65	(0.05)	—		0.86	0.81	—	—	—	$18.46	4.59%		$35,073	1.76%		(0.30%	)	(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.46	0.03	—		2.01	2.04	(0.10)	(0.08)	(0.18)	$20.32	11.09%		$29,960	1.79%		0.25%		(i	)	(i	)	145.66%
Six Months Ended April 30, 2006 (Unaudited)	$20.32	0.02	—	(j)	1.86	1.88	(0.01)	(2.81)	(2.82)	$19.38	9.94%	(g)	$24,869	1.79%	(h)	0.20%	(h)	(i	)	(i	)	121.28%

Class C Shares
Period Ended October 31, 2001 (d)	$19.12	(0.03)	—		(2.68)	(2.71)	(0.01)	—	(0.01)	$16.40	(14.16%	)(g)	$175	1.89%	(h)	(0.45%	)(h)	(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.40	(0.03)	—		(1.65)	(1.68)	—	—	—	$14.72	(10.24%	)	$212	1.80%		(0.20%	)	(i	)	(i	)	25.51%
Year Ended October 31, 2003	$14.72	(0.01)	—		2.95	2.94	(0.01)	—	(0.01)	$17.65	20.00%		$714	1.79%		(0.16%	)	(i	)	(i	)	120.02%
Year Ended October 31, 2004	$17.65	(0.06)	—		0.87	0.81	(0.01)	—	(0.01)	$18.45	4.58%		$989	1.76%		(0.32%	)	(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.45	0.04	—		1.99	2.03	(0.10)	(0.08)	(0.18)	$20.30	11.04%		$965	1.79%		0.27%		(i	)	(i	)	145.66%
Six Months Ended April 30, 2006 (Unaudited)	$20.30	0.03	—	(j)	1.86	1.89	(0.02)	(2.81)	(2.83)	$19.36	9.96%	(g)	$879	1.78%	(h)	0.20%	(h)	(i	)	(i	)	121.28%

Class D Shares
Year Ended October 31, 2001	$30.67	0.13	—		(5.65)	(5.52)	(0.14)	(8.37)	(8.51)	$16.64	(23.22%	)	$1,458,371	0.89%		0.64%		(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.64	0.13	—		(1.69)	(1.56)	(0.12)	—	(0.12)	$14.96	(9.43%	)	$1,125,402	0.86%		0.77%		(i	)	(i	)	25.51%
Year Ended October 31, 2003	$14.96	0.13	—		3.00	3.13	(0.13)	—	(0.13)	$17.96	21.07%		$1,240,520	0.85%		0.89%		(i	)	(i	)	120.02%
Year Ended October 31, 2004	$17.96	0.12	—		0.88	1.00	(0.13)	—	(0.13)	$18.83	5.59%		$1,161,934	0.82%		0.64%		(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.83	0.23	—		2.04	2.27	(0.26)	(0.08)	(0.34)	$20.76	12.11%		$1,132,192	0.85%		1.17%		(i	)	(i	)	145.66%
Six Months Ended April 30, 2006 (Unaudited)	$20.76	0.11	—	(j)	1.91	2.02	(0.11)	(2.81)	(2.92)	$19.86	10.46%	(g)	$1,169,022	0.84%	(h)	1.12%	(h)	(i	)	(i	)	121.28%

Class R Shares
Period Ended October 31, 2003 (e)	$17.32	—	—		0.63	0.63	—	—	—	$17.95	3.64%	(g)	$1	1.52%	(h)	0.07%	(h)	1.62%	(h)	(0.03%	)(h)	120.02%
Year Ended October 31, 2004	$17.95	0.03	—		0.88	0.91	(0.03)	—	(0.03)	$18.83	5.08%		$1	1.27%		0.16%		(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.83	0.19	—		2.05	2.24	(0.21)	(0.08)	(0.29)	$20.78	11.95%		$1	0.96%		0.95%		(i	)	(i	)	145.66%
Six Months Ended April 30, 2006 (Unaudited)	$20.78	0.11	—	(j)	1.90	2.01	(0.09)	(2.81)	(2.90)	$19.89	10.36%	(g)	$1	0.86%	(h)	1.04%		(i	)	(i	)	121.28%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$19.00	0.03	—		(0.17)	(0.14)	(0.03)	—	(0.03)	$18.83	(0.74%	)(g)	$341	0.78%	(h)	0.54%	(h)	(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.83	0.24	—		2.04	2.28	(0.27)	(0.08)	(0.35)	$20.76	12.19%		$3,335	0.81%		0.81%		(i	)	(i	)	145.66%
Six Months Ended April 30, 2006 (Unaudited)	$20.76	0.11	—	(j)	1.92	2.03	(0.12)	(2.81)	(2.93)	$19.86	10.48%	(g)	$6,254	0.78%	(h)	1.07%	(h)	(i	)	(i	)	121.28%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Not annualized.

(h)Annualized.

(i)  There were no fee reductions during the period.

(j)  Amount is less than $0.005.

See notes to financial statements.

28	Semiannual Report 2006

Gartmore Money Market Fund

For the semiannual period ended April 30, 2006, the Gartmore Money Market Fund (Prime Shares) returned 1.94% versus 1.80% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 1.74%.

The rate of U.S. inflation increased 0.78% during the reporting period, while the assessment of growth/prices by the Federal Open Market Committee (FOMC) was balanced. The Federal Reserve Board increased the target federal funds rate by 25 basis points at each of the FOMC’s meetings in November and December 2005, as well as in January and March 2006. On April 30, 2006, the target federal funds rate was 4.75%.

At the close of the reporting period, the Fund held 69% of its assets in fixed-rate securities and 31% in variable-rate securities. Asset-backed commercial paper supply was strong during the period, and spreads were stable at one to three basis points above corporate counterparts. The Fund’s performance with this mix of asset allocation placed it in the top quartile versus its Lipper peer group.

The primary contributor to Fund performance was the Fund’s 31% strategic allocation to variable-rate obligations, which paid a premium over shorter-duration, fixed-rate commercial paper investments. Variable-rate obligations reset at various spreads in relation to the London Interbank Offered Rate (LIBOR). The spreads on LIBOR -1 to -3 variable-rate notes are closer to the LIBOR than the spreads of fixed-rate commercial paper issues.

We anticipate another 25-basis-point increase by the Federal Reserve in the target federal funds rate on May 10, 2006. Future increases in the target federal funds rate will be driven by economic data. The leading indicators of economic activity point toward moderation in the quarters ahead, so the Fund’s management has locked in some fixed-rate securities with three- and six-month calls. These securities currently provide premium returns versus shorter-duration investments. If the FOMC pauses in its interest-rate hikes, issuers will call the securities, but the Fund will have benefited in the interim. The economy should continue to grow respectably during the near-term future, but continued robust expansion appears unlikely.

Portfolio Manager:

Patricia Mynster

2006 Semiannual Report	29

Fund Performance	Gartmore Money Market Fund

Average Annual Total Return

(For periods ended April 30, 2006)

	Six month*	1 Yr.	5 Yr.	10 Yr.
Institutional Class Shares[1]	1.96%	3.46%	1.75%	3.43%
Prime Shares	1.94%	3.41%	1.69%	3.40%
Service Class Shares[1]	1.86%	3.25%	1.56%	3.31%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results.

*	Not annualized

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the IMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/06. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The IMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30	Semiannual Report 2006

Shareholder Expense Example	Gartmore Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

Gartmore Money Market Fund		Beginning Account Value, 30/01/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Class	Actual	$1,000.00	$1,019.60	$2.75	0.55%
	Hypothetical[1]	$1,000.00	$1,022.27	$2.76	0.55%
Prime	Actual	$1,000.00	$1,019.40	$2.90	0.58%
	Hypothetical[1]	$1,000.00	$1,022.12	$2.91	0.58%
Service Class	Actual	$1,000.00	$1,018.60	$3.75	0.75%
	Hypothetical[1]	$1,000.00	$1,021.28	$3.77	0.75%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Semiannual Report	31

Portfolio Summary	Gartmore Money Market Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Commercial Paper	64.9%
Floating Rate Notes	25.9%
U.S. Government Sponsored and Agency Obligations	10.9%
Money Market	0.0%
Liabilities in excess of other assets	–1.7%

100.0%

Top Industries
Asset Backed Securities - Yankee	20.0%
Foreign Bank & Branches & Agencies	10.7%
Asset Backed Trade & Term Receivables	7.6%
Asset Backed Securities	6.4%
Personal Credit Institutions	5.4%
Asset Backed Home Loans	5.0%
Federal Home Loan Bank	4.2%
Asset Backed - Repurchase Agreement	4.1%
Asset Backed CDO - Trust Preferred	4.0%
Federal Home Loan Mortgage Corp.	4.0%
Other Assets	28.6%

100.0%

Top Holdings*
Federal National Mortgage Association, 4.00%, 08/08/06	2.7%
Thornburg Mortgage Capital, 4.92%, 05/19/06	2.7%
Lockhart Funding LLC, 4.92%, 05/17/06	2.5%
Dresdner US Finance, Inc., 4.93%, 05/26/06	2.5%
General Electric Capital Corp., 4.93%, 06/14/06	2.4%
Ormond Quay Funding LLC, 4.81%, 05/03/06	2.3%
Federal Home Loan Mortgage Corp., 4.13%, 09/27/06	2.0%
National Australia Funding (DE), 4.82%, 05/09/06	2.0%
Yorkshire Building Society, 5.11%, 09/29/06	1.9%
Liquid Funding, 4.82%, 09/08/06	1.8%
Other Assets	77.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

32	Semiannual Report 2006

Statement of Investments

April 30, 2006 (Unaudited)

Gartmore Money Market Fund

Commercial Paper (64.9%)

	Principal Amount	Value

ASSET-BACKED CDO – TRUST PREFERRED (4.0%)
Lockhart Funding LLC (4.0%)
4.80%, 05/04/06	$7,000,000	$6,997,212
4.92%, 05/17/06	38,377,000	38,293,839
4.88%, 05/18/06	10,000,000	9,977,050
4.89%, 05/19/06	5,000,000	4,987,825

		60,255,926

ASSET-BACKED HOME LOANS (5.0%)
Georgetown Funding Co. (1.0%)
4.99%, 05/26/06	15,000,000	14,948,229

Thornburg Mortgage Capital (4.0%)
4.82%, 05/01/06	10,000,000	10,000,000
4.92%, 05/19/06	40,000,000	39,902,000
4.95%, 05/22/06	7,000,000	6,979,869
4.98%, 05/25/06	3,000,000	2,990,080

		59,871,949

		74,820,178

ASSET-BACKED SECURITIES (6.4%)
KLIO II Funding Corp (2.3%)
4.71%, 05/12/06	5,000,000	4,992,881
4.88%, 05/18/06	9,043,000	9,022,246
4.93%, 05/22/06	10,000,000	9,971,358
4.96%, 06/30/06	11,000,000	10,910,167

		34,896,652

Ormond Quay Funding LLC (4.1%)
4.83%, 05/02/06	2,842,000	2,841,620
4.81%, 05/03/06	35,000,000	34,990,686
4.82%, 05/08/06	7,000,000	6,993,457
4.83%, 05/10/06	6,000,000	5,992,785
4.91%, 05/19/06	10,000,000	9,975,550

		60,794,098

		95,690,750

ASSET-BACKED SECURITIES – DOMESTIC (2.5%)
CC USA, Inc. (1.1%)
4.89%, 05/22/06	17,000,000	16,951,706

Harrier Financial Funding US LLC (1.4%)
4.87%, 05/25/06	5,000,000	4,983,900
5.02%, 07/13/06	15,000,000	14,848,829
4.97%, 07/25/06	1,000,000	988,478

		20,821,207

		37,772,913

	Principal Amount	Value

ASSET-BACKED SECURITIES – YANKEE (15.1%)
Giro Funding Corp. (4.3%)
4.82%, 05/02/06	$20,400,000	$20,397,279
4.83%, 05/11/06	15,000,000	14,979,958
4.71%, 05/15/06	10,000,000	9,981,839
4.88%, 06/15/06	18,700,000	18,587,333

		63,946,409

Greyhawk Funding LLC (4.0%)
4.79%, 05/01/06	2,188,000	2,188,000
4.79%, 05/04/06	402,000	401,840
4.80%, 05/05/06	9,000,000	8,995,220
4.84%, 05/10/06	5,000,000	4,993,963
4.81%, 05/15/06	25,500,000	25,452,470
4.82%, 05/16/06	18,500,000	18,463,000

		60,494,493

K2 (USA) LLC (0.9%)
4.77%, 05/31/06	12,900,000	12,849,260

Premier Asset Collateralized Entity LLC (2.3%)
4.97%, 06/15/06	20,000,000	19,876,750
4.88%, 02/08/07	15,000,000	14,999,728

		34,876,478

Sigma Finance Inc. (2.3%)
4.85%, 01/26/07	20,000,000	20,000,000
5.25%, 05/04/07 (b)	15,000,000	15,000,000

		35,000,000

Stanfield Victoria Funding LLC (1.3%)
4.89%, 05/18/06	3,621,000	3,612,673
4.90%, 06/01/06	5,220,000	5,198,154
4.87%, 08/11/06	10,000,000	9,998,404

		18,809,231

		225,975,871

ASSET-BACKED TRADE & TERM RECEIVABLES (7.6%)
Falcon Asset Securitization Corp. (2.9%)
4.87%, 05/16/06	20,000,000	19,959,583
4.86%, 05/17/06	22,743,000	22,694,077

		42,653,660

Kitty Hawk Funding Corp. (2.8%)
4.83%, 05/12/06	8,500,000	8,487,481
4.88%, 05/15/06	2,068,000	2,064,091
4.88%, 05/16/06	12,011,000	11,986,678

2006 Semiannual Report	33

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Value

ASSET-BACKED TRADE & TERM RECEIVABLES (continued)
Kitty Hawk Funding Corp. (continued)
4.98%, 05/24/06	$16,000,000	$15,949,298
4.99%, 05/26/06	3,517,000	3,504,905

		41,992,453

Old Line Funding Corp. (1.9%)
4.77%, 05/10/06	5,000,000	4,994,075
4.86%, 05/15/06	5,107,000	5,097,387
4.94%, 06/12/06	18,569,000	18,462,848

		28,554,310

		113,200,423

BANKS - FOREIGN (1.7%)
Barclays US Funding Corp. (1.7%)
4.77%, 12/05/06	25,000,000	25,000,000

BANKS - MORTGAGE (0.7%)
Northern Rock PLC (0.7%)
4.24%, 05/22/06	11,000,000	10,969,296

FINANCE LESSORS (2.8%)
PB Finance (2.8%)
4.82%, 05/05/06	3,200,000	3,198,290
4.75%, 05/08/06	15,000,000	14,986,233
4.89%, 05/19/06	6,188,000	6,172,932
4.93%, 05/23/06	1,584,000	1,579,247
5.04%, 06/28/06	16,424,000	16,291,696

		42,228,398

FINANCE, TAXATION & MONETARY POLICY (1.7%)
Sunshine State Governmental Financing Commission (1.7%)
4.71%, 05/02/06	18,970,000	18,967,540
4.72%, 05/02/06	5,501,000	5,500,283

		24,467,823

FINANCIAL SERVICES (0.1%)
Bank of Ireland (0.1%)
4.80%, 05/08/06	1,600,000	1,598,510

FIRE, MARINE & CASUALTY INSURANCE (0.7%)
Allstate Life Global Funding (0.7%)
4.81%, 12/27/06	10,000,000	10,000,000

	Principal Amount	Value

FOREIGN BANK & BRANCHES & AGENCIES (10.7%)
Alliance & Leicester PLC (1.7%)
4.75%, 05/22/06	$15,000,000	$14,958,875
5.11%, 08/25/06	10,000,000	9,999,820

		24,958,695

Calyon North America, Inc. (1.1%)
4.82%, 05/11/06	16,387,000	16,365,082

Dresdner US Finance, Inc. (2.5%)
4.93%, 05/26/06	37,496,000	37,368,279

National Australia Funding (DE) (2.0%)
4.82%, 05/09/06	30,000,000	29,967,933

Societe Generale North American (3.0%)
4.76%, 05/01/06	25,000,000	25,000,001
4.79%, 05/10/06	10,000,000	10,000,000
5.15%, 10/13/06	10,000,000	10,000,000

		45,000,001

Westpac Capital Corp. (0.4%)
4.87%, 05/24/06	1,348,000	1,343,832
4.88%, 06/08/06	5,396,000	5,368,432

		6,712,264

		160,372,254

MORTGAGE BANKERS & CORRESPONDENTS (1.6%)
Countrywide Home Loans (1.2%)
4.82%, 05/04/06	1,700,000	1,699,317
4.82%, 05/05/06	16,446,000	16,437,211

		18,136,528

Northern Rock PLC (0.4%)
4.77%, 05/15/06	6,025,000	6,013,894

		24,150,422

PERSONAL CREDIT INSTITUTIONS (2.4%)
General Electric Capital Corp. (2.4%)
4.70%, 05/01/06	100,000	100,000
4.93%, 06/14/06	35,471,000	35,259,002

		35,359,002

SUBDIVIDERS & DEVELOPERS (1.9%)
Yorkshire Building Society (1.9%)
5.11%, 09/29/06	29,000,000	28,393,630

Total Commercial Paper		970,255,396

34	Semiannual Report 2006

Floating Rate Notes (25.9%)

	Principal Amount	Value

ASSET-BACKED – REPURCHASE AGREEMENT (4.1%)
Liquid Funding (4.1%)
4.82%, 07/06/06	$20,000,000	$19,999,607
4.86%, 07/13/06	15,000,000	14,999,715
4.82%, 09/08/06	27,000,000	26,998,536

		61,997,858

ASSET-BACKED CDO (3.0%)
Commodore CDO I LTD (1.0%)
4.99%, 12/12/38, Class A1MM	15,000,000	15,000,000

Newcastle CDO, Ltd. (0.7%)
4.98%, 09/24/38	10,000,000	10,000,000

NorthLake CDO Class I-MM (1.3%)
4.93%, 03/06/33	20,000,000	20,000,000

		45,000,000

ASSET-BACKED SECURITIES - DOMESTIC (1.0%)
Harrier Financial Funding US LLC (1.0%)
4.86%, 09/15/06	15,000,000	14,998,671

ASSET-BACKED SECURITIES - YANKEE (4.9%)
Premier Asset Collateralized Entity LLC (1.3%)
4.86%, 09/15/06	20,000,000	19,998,499

Sigma Finance Inc. (1.0%)
4.86%, 09/12/06	15,000,000	14,999,400

Stanfield Victoria Funding LLC (2.6%)
4.91%, 05/24/06	10,000,000	9,999,905
4.80%, 06/06/06	10,000,000	9,999,751
4.86%, 08/09/06	17,000,000	16,999,296

		36,998,952

		71,996,851

BANKS – DOMESTIC (2.1%)
HBOS Treasury Services PLC (1.2%)
4.84%, 12/20/06	18,000,000	18,000,000

Wells Fargo & Co. (0.9%)
4.68%, 01/02/08	13,000,000	13,000,000

		31,000,000

	Principal Amount	Value

BANKS – MORTGAGE (2.2%)
Northern Rock PLC (2.2%)
4.94%, 01/09/07	$12,500,000	$12,500,000
4.87%, 02/03/10	20,000,000	20,000,000

		32,500,000

INSURANCE (1.8%)
Allstate Life Global Funding (1.8%)
4.98%, 02/27/07	12,500,000	12,500,000
4.90%, 04/08/14	15,000,000	15,000,000

		27,500,000

PERSONAL CREDIT INSTITUTIONS (3.1%)
General Electric Capital Corp. (1.8%)
4.95%, 03/09/07	19,000,000	19,000,000
5.00%, 03/16/07	7,000,000	7,000,000

		26,000,000

HSBC Americas, Inc. (1.3%)
4.98%, 11/24/06	20,000,000	20,000,000

		46,000,000

SECURITY BROKERS & DEALERS (3.7%)
Bear Stearns Cos., Inc. (1.5%)
5.13%, 09/15/06	2,500,000	2,501,770
5.02%, 01/12/07	20,000,000	20,000,000

		22,501,770

Goldman Sachs Group, Inc. (0.9%)
5.02%, 02/22/07	13,000,000	13,000,000

Morgan Stanley Dean Witter & Co. (1.3%)
4.85%, 03/02/07	20,000,000	20,000,000

		55,501,770

Total Floating Rate Notes		386,495,150

U.S. Government Sponsored & Agency Obligations (10.9%)
FEDERAL HOME LOAN BANK (4.2%)
4.13%, 09/28/06	10,000,000	9,995,479
4.63%, 12/21/06	10,000,000	10,000,000
5.00%, 03/28/07	8,000,000	8,000,000
5.00%, 03/28/07	25,000,000	25,000,000
5.05%, 03/28/07	10,000,000	10,000,000

		62,995,479

2006 Semiannual Report	35

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

Gartmore Money Market Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Value

FEDERAL HOME LOAN MORTGAGE CORP. (4.0%)
4.13%, 09/27/06	$30,000,000	$30,000,000
4.50%, 11/03/06	15,000,000	15,000,000
4.50%, 11/09/06	15,150,000	15,150,000

		60,150,000

FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.7%)
4.00%, 08/08/06	40,000,000	40,000,000

Total U.S. Government Sponsored & Agency Obligations		163,145,479

Money Market (0.0%)
INVESTMENT COMPANIES (0.0%)
AIM Liquid Assets Portfolio - Institutional Class	161,400	161,400

Total Money Market		161,400

Total Investments (Cost $1,520,057,425) (a) — 101.7%		1,520,057,425

Liabilities in excess of other assets — (1.7)%		(25,633,911)

NET ASSETS — 100.0%		$1,494,423,514

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

36	Semiannual Report 2006

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

Gartmore Money Market Fund
Assets:
Investments, at value (cost $1,520,057,425)	$1,520,057,425
Cash	3,632
Interest and dividends receivable	3,382,469
Receivable for capital shares issued	1,346,620
Prepaid expenses and other assets	38,471

Total Assets:	1,524,828,617

Liabilities:
Payable to adviser	1,142
Distributions payable	51,855
Payable for investments purchased	10,011,164
Payable for capital shares redeemed	19,565,516
Accrued expenses and other payables
Investment advisory fees	489,892
Fund administration and transfer agent fees	163,918
Distribution fees	545
Administrative services fees	13,679
Other	107,392

Total Liabilities:	30,405,103

Net Assets	$1,494,423,514

Represented by:
Capital	$1,494,437,354
Accumulated net realized gains (losses) on investment transactions	(13,840)

Net Assets	$1,494,423,514

Net Assets:
Institutional Class Shares	$1,156,979,069
Service Class Shares	5,966,700
Prime Shares	331,477,745

Total	$1,494,423,514

Shares outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,157,039,459
Service Class Shares	5,965,670
Prime Shares	331,699,639

Total	1,494,704,768

Net asset value and redemption price per share:
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

See notes to financial statements.

2006 Semiannual Report	37

Statement of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

Gartmore Money Market Fund
INVESTMENT INCOME:
Interest income	$34,563,368
Dividend income	25,509

Total Income	34,588,877

Expenses:
Investment advisory fees	3,048,375
Fund administration and transfer agent fees	809,564
Distribution fees Service Class	3,038
Administrative services fees Service Class	2,349
Administrative services fees Prime Shares	58,535
Trustee fees	27,343
Other	377,760

Total expenses before reimbursed expenses	4,326,964
Earnings credit (Note 5)	(18,207)

Total Expenses	4,308,757

Net Investment Income (Loss)	30,280,120

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized/unrealized gains (losses) on investments	(1,730)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,278,390

See notes to financial statements.

38	Semiannual Report 2006

Statement of Changes in Net Assets

	Gartmore Money Market Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$30,280,120	$37,684,589
Net realized gains (losses) on investment transactions	(1,730)	(1,927)

Change in net assets from operations	30,278,390	37,682,662

Distributions to Institutional Class Shareholders from:
Net investment income	(23,807,035)	(29,469,125)

Distributions to Service Class Shareholders from:
Net investment income	(113,556)	(125,918)

Distributions to Prime Class Shareholders from:
Net investment income	(6,359,531)	(8,089,546)

Change in net assets from shareholder distributions	(30,280,122)	(37,684,589)

Change in net assets from capital transactions	(372,762,870)	246,856,378

Change in net assets	(372,764,602)	246,854,451

Net Assets:
Beginning of period	1,867,188,116	1,620,333,665

End of period	$1,494,423,514	$1,867,188,116

Accumulated net investment income (loss)	$—	$2

See notes to financial statements.

2006 Semiannual Report	39

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Money Market Fund

		Investment Activities		Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (a)

Institutional Class Shares
Period Ended October 31, 2002 (b)	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.12%	(c)	$8,606	0.59%	(d)	1.25%	(d)		(e)		(e)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.77%		$1,214,406	0.56%		0.73%			(e)		(e)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.73%		$1,219,343	0.54%		0.73%			(e)		(e)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.41%		$1,525,487	0.55%		2.40%			(e)		(e)
Six Months Ended April 30, 2006 (Unaudited)	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.96%	(c)	$1,156,979	0.55%	(d)	3.91%	(d)		(e)		(e)

Service Class Shares
Year Ended October 31, 2001	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.15%		$440,874	0.75%		3.85%		0.91%		3.69%
Year Ended October 31, 2002	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.11%		$627,365	0.80%		1.09%		0.96%		0.93%
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.59%		$8,473	0.75%		0.89%		0.92%		0.72%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.52%		$5,952	0.75%		0.51%		0.78%		0.48%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.21%		$6,710	0.75%		2.30%		0.88%		2.16%
Six Months Ended April 30, 2006 (Unaudited)	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.86%	(c)	$5,967	0.75%	(d)	3.74%	(d)		(e)		(e)

Prime Shares
Year Ended October 31, 2001	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.22%		$1,385,774	0.68%		4.10%			(e)		(e)
Year Ended October 31, 2002	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.23%		$1,177,541	0.70%		1.22%			(e)		(e)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.69%		$470,771	0.64%		0.73%			(e)		(e)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.67%		$395,038	0.60%		0.66%			(e)		(e)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.36%		$334,991	0.60%		2.31%			(e)		(e)
Six Months Ended April 30, 2006 (Unaudited)	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.94%	(c)	$331,478	0.58%	(d)	3.89%	(d)		(e)		(e)

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions in this period.

See notes to financial statements.

40	Semiannual Report 2006

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Growth Fund (“Growth”)

- Gartmore Nationwide Fund (“Nationwide”)

- Gartmore Money Market Fund (“Money Market”)

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) on which the Growth and Nationwide Funds invest are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

2006 Semiannual Report	41

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

The Nationwide Fund holds foreign equity securities and values the foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Nationwide Fund, the Nationwide Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Nationwide Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of CS First Boston and Nomura Securities which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

42	Semiannual Report 2006

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds with the exception of the Money Market Fund, may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at April 30, 2006, was pooled and invested in the following:

Security Type	Issuer	Value	Maturity Rate	Maturity Date
Bank Note – Floating Rate	Bank of America	$7,000,000	4.81%	05/01/06
Bank Note – Floating Rate	U.S. Bank N.A.	7,997,706	4.82%	05/02/06
Funding Agreement – GIC	GE Life and Annuity	4,400,000	5.00%	05/15/06
Master Note – Floating	CDC Financial Product Inc.	18,550,000	5.98%	05/01/06
Master Note – Floating	Citigroup Global Markets Inc.	10,000,000	4.95%	05/01/06
Medium Term Note – Floating	ASIF Global Funding XV	10,013,982	4.93%	05/01/06
Medium Term Note – Floating	General Electric Capital Corp.	3,000,257	4.86%	06/08/06
Medium Term Note – Floating	ISLANDSBANKI HF Corp.	2,500,000	5.00%	05/22/06
Medium Term Note – Floating	West Corp Federal Credit Union	1,000,000	4.91%	05/15/06
Repurchase Agreement	Nomura Securities	39,832,899	4.79%	05/01/06

Information on the investment of cash collateral is shown in the Statement of Investments.

2006 Semiannual Report	43

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

As of April 30, 2006, the following Funds had securities with the following market value on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*
Growth	$18,159,075	$18,465,936
Nationwide	85,766,292	85,828,908
*	Includes securities and cash collateral

(g)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Growth and Nationwide Funds and is declared daily and paid monthly for the Money Market Fund. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”“) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth	$238,725,797	$17,354,086	$(7,892,074)	$9,462,012
Nationwide	1,350,007,992	113,287,611	(40,380,938)	72,906,672
Money Market	1,520,057,588	–	–	–

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

44	Semiannual Report 2006

(j)	Capital Share Transactions

	Growth		Nationwide
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$4,034,576	$7,735,517	$10,659,878	$25,695,566
Dividends reinvested	—	51,958	11,787,649	1,886,839
Cost of shares redeemed	(7,760,557)	(11,941,022)	(20,311,209)	(387,432,451)

	(3,725,981)	(4,153,547)	2,136,318	(359,850,046)

Class B Shares
Proceeds from shares issued (a)	157,104	438,258	1,010,264	1,971,460
Dividends reinvested	—	—	3,890,329	340,027
Cost of shares redeemed	(847,895)	(1,474,562)	(8,768,787)	(10,865,494)

	(690,791)	(1,036,304)	(3,868,194)	(8,554,007)

Class C Shares
Proceeds from shares issued (a)	75,281	446,463	52,565	204,882
Dividends reinvested	—	—	72,675	4,842
Cost of shares redeemed	(8,056)	(166,627)	(181,001)	(331,720)

	67,225	279,836	(55,761)	(121,996)

Class D Shares
Proceeds from shares issued (a)	3,488,909	6,887,357	33,226,379	43,291,189
Dividends reinvested	981	721,641	148,751,258	18,992,305
Cost of shares redeemed	(23,014,765)	(43,263,689)	(103,764,669)	(207,623,010)

	(19,524,875)	(35,654,691)	78,212,968	(145,339,516)

Class R Shares
Proceeds from shares issued (a)	75	175	75	175
Dividends reinvested	—	2	170	17
Cost of shares redeemed	(76)	(176)	(75)	(176)

	(1)	1	170	16

Institutional Service Class Shares
Dividends reinvested	—	4	—	12
Cost of shares redeemed	—	—	—	(1,052)

	—	4	—	(1,040)

Institutional Class Shares
Proceeds from shares issued (a)	—	—	3,448,422	3,055,202
Dividends reinvested	—	4	563,456	15,815
Cost of shares redeemed	—	—	(946,253)	(143,365)

	—	4	3,065,625	2,927,652

Change in net assets from capital transactions	$(23,874,423)	$(40,564,697)	$79,491,126	$(510,938,937)

(a)	Includes redemption fees, if any.

2006 Semiannual Report	45

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

	Growth		Nationwide
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	566,346	1,177,335	531,944	1,268,312
Reinvested	—	7,944	616,878	92,206
Redeemed	(1,088,619)	(1,820,994)	(1,003,465)	(19,265,093)

	(522,273)	(635,715)	145,357	(17,904,575)

Class B Shares
Issued	24,030	72,386	51,876	99,512
Reinvested	—	—	210,623	17,096
Redeemed	(130,093)	(242,627)	(453,565)	(542,265)

	(106,063)	(170,241)	(191,066)	(425,657)

Class C Shares
Issued	11,484	72,512	2,810	10,248
Reinvested	—	—	3,939	244
Redeemed	(1,261)	(27,310)	(8,904)	(16,582)

	10,223	45,202	(2,155)	(6,090)

Class D Shares
Issued	478,566	1,036,633	1,665,428	2,138,657
Reinvested	103	108,977	7,861,654	934,057
Redeemed	(3,176,934)	(6,492,159)	(5,192,396)	(10,243,564)

	(2,698,265)	(5,346,549)	4,334,686	(7,170,850)

Class R Shares
Issued	10	26	4	9
Reinvested	—	— (a)	9	1
Redeemed	(10)	(26)	(4)	(9)

	—	—	9	1

Institutional Service Class Shares
Reinvested	—	1	—	1
Redeemed	(1)	—	—	(52)

	(1)	1	—	(51)

Institutional Class Shares
Issued	—	—	173,075	148,721
Reinvested	—	1	29,772	774
Redeemed	(1)	—	(48,564)	(6,950)

	(1)	1	154,283	142,545

Total change in shares	(3,316,380)	(6,107,301)	4,441,114	(25,364,677)

(a)	Less than 1 share.

46	Semiannual Report 2006

	Money Market
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)
CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued (a)	$337,504,404	$1,612,122,138
Dividends reinvested	23,827,188	30,702,262
Cost of shares redeemed	(729,838,071)	(1,336,678,883)

	(368,506,479)	306,145,517

Service Class Shares
Proceeds from shares issued (a)	5,292,822	10,375,235
Dividends reinvested	113,564	131,417
Cost of shares redeemed	(6,149,429)	(9,749,220)

	(743,043)	757,432

Prime Shares
Proceeds from shares issued (a)	115,032,583	240,503,800
Dividends reinvested	6,065,510	8,075,815
Cost of shares redeemed	(124,611,441)	(308,626,186)

	(3,513,348)	(60,046,571)

Change in net assets from capital transactions	$(372,762,870)	$246,856,378

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	337,503,778	1,612,122,138
Reinvested	23,827,188	30,702,261
Redeemed	(729,838,071)	(1,336,678,882)

	(368,507,105)	306,145,517

Service Class Shares
Issued	5,292,820	10,375,235
Reinvested	113,563	131,417
Redeemed	(6,149,429)	(9,749,220)

	(743,046)	757,432

Prime Shares
Issued	115,032,393	240,503,720
Reinvested	6,065,510	8,075,815
Redeemed	(124,611,441)	(308,626,186)

	(3,513,538)	(60,046,651)

Total change in shares	(372,763,689)	246,856,298

(a)	Includes redemption fees, if any.

2006 Semiannual Report	47

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for GMF is as follows for the six months ended April 30, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained
Growth and Nationwide	$0 up to $250 million	0.60%	0.60%
	$250 million up to $1 billion	0.575%	0.575%
	$1 billion up to $2 billion	0.55%	0.55%
	$2 billion up to $5 billion	0.525%	0.525%
	$5 billion or more	0.50%	0.50%
Money Market	$0 up to $1 billion	0.40%	0.40%
	On the next $1 billion	0.38%	0.38%
	On the next $3 billion	0.36%	0.36%
	On $5 billion and more	0.34%	0.34%

GMF and the Money Market Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 0.59% for all share classes until February 28, 2007.

GMF may request and receive reimbursement from the Money Market Fund of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the six months ended April 30, 2006, the cumulative potential reimbursements for the Money Market Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF would be:

Fund	Amount Fiscal Year 2003	Amount Fiscal Year 2004	Amount Fiscal Year 2005
Money Market	$102,737	$1,937	$1,938

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain

48	Semiannual Report 2006

classes of shares of the Funds. GDSI is a majority-owned subsidiary of GGAMT. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Service Class Shares
Growth	0.25%	1.00%	1.00%	0.50%	n/a
Nationwide	0.25%	1.00%	1.00%	0.50%	n/a
Money Market	n/a	n/a	n/a	n/a	0.15%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2006, GDSI received commissions of $180,979 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $162,714 was reallowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$ 1 billion and more up to $3 billion	0.19%
$ 3 billion and more up to $4 billion	0.15%
$ 4 billion and more up to $5 billion	0.08%
$ 5 billion and more up to $10 billion	0.05%
$ 10 billion and more up to $12 billion	0.03%
$ 12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Allocations Fund: Moderate, Gartmore Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (” BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of GGAMT, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing

2006 Semiannual Report	49

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Growth	$23,391
Nationwide	330,932
Money Market	85,995

4. Short-Term Trading Fees

The Funds (except the Money Market Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the six months ended April 30, 2006, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Growth	$449
Nationwide	1,870

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with JPMorgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2006.

The Trust’s custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Growth	$288,946,138	$312,354,523
Nationwide	1,554,066,340	1,659,343,741

Purchases and sales of U.S. Government securities for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Money Market	$53,000,000	$—

50	Semiannual Report 2006

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on December 8, 2005 to preliminarily review the information the Board had requested, and which the Fund’s adviser had provided, including reports from Lipper, Inc. (“Lipper”), in connection with the Funds’ annual contract renewal process pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and to have an opportunity to request and review any additional information the Board may deem useful in considering whether to renew the investment advisory agreements on behalf of each Fund in advance of its annual 15(c) contract renewal meeting on January 12, 2006. The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each Funds’ investment advisory and sub-advisory agreements. Following receipt and review of all of the preliminary information and such additional information as they had requested, the Board met on January 12, 2006 to consider all relevant information they had received about each Fund in connection with the annual 15(c) contract renewal process as well as other relevant information the Board had received at its regular meetings throughout the year.

In considering whether to renew the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Funds, the Board considered among others, the following specific factors with respect to each Fund:

1. the Fund’s advisory fee and ancillary benefits;

2. the Fund’s advisory fee (including any breakpoints) compared to the advisory fees of the Fund’s peer group of funds;

3. the Fund’s total expenses (and any expense limitations/fee waivers by the adviser) compared to those of the Fund’s peer group of funds;

4. the performance of the Fund compared to its benchmark and its peer group of funds; and

5. the profitability (or lack thereof) to the Fund’s adviser.

Additionally, where the adviser manages accounts for other institutional clients (other than the Fund), the Board also considered the advisory fees charged to those clients as compared to the Fund’s advisory fees. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees, determined that it was appropriate to renew each Fund’s advisory (and, if applicable, sub-advisory) agreement for the following reasons:

Gartmore Growth Fund

For the one- and three-year periods ended September 30, 2005, the Fund outperformed its benchmark, the Russell 1000 Growth Index, by 231 and 103 basis points, respectively. For the five-year period, however, the Fund underperformed its benchmark by 227 basis points. The Fund’s performance ranked in the second quartile of the Lipper Large Cap Growth Funds category for the one-year period, and in the first quartile for the three-year period. The Fund’s advisory fee is low compared to its Lipper-constructed expense group peers (first quintile) and the Fund’s total expenses are below the median of its Lipper peers as well. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore Nationwide Fund

The Fund has ranked in the top quartile of the Lipper Large-Cap Core Funds category for each of the one-, three- and five-year periods ended September 30, 2005. The Board also noted that the Fund had outperformed the median of its Lipper category by 435 basis points over the last twelve months. Additionally, the Fund outperformed its benchmark, the S&P 500 Index, over the one- and five-year periods and only slightly underperformed the benchmark over the three-year period. The Fund’s advisory fee is at the median of its Lipper peers and the Fund’s total expenses are within the range of its peers. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Gartmore Money Market Fund

For the one-, three-, and five-year periods, the Fund underperformed its benchmark, the iMoney Net First Tier Index, by 59, 61, and 72 basis points, respectively. However, for the one-year period ended September 30, 2005, the Fund ranked in the first quartile of the Lipper Money Market Funds category. For the three- and five-year periods it ranked in

2006 Semiannual Report	51

Supplemental Information (Continued)

the second quartile. The Fund’s advisory fee is at the median of its Lipper peers and the Fund’s total expenses are slightly below the median of its Lipper peers. The Board noted that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

Having considered all of the information it deemed relevant and being satisfied with the advisers’ responses to its questions, the Board determined to continue the investment advisory (and where applicable, sub-advisory) agreement for each Fund for an annual period which commenced on February 28, 2006.

52	Semiannual Report 2006

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	85	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by Mitchell Madison, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	85	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	85	None

2006 Semiannual Report	53

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association–College Retirement Equity Fund.	85	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	85	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	85	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).
Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

54	Semiannual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	85	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	85	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for GGI[3], GMFCT[3], and GSA[3].	85	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	85	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	85	None

2006 Semiannual Report	55

Management Information (Unaudited

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

56	Semiannual Report 2006

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2006 Gartmore Global Investments, Inc.

All rights reserved.

SAR-CORE2 6/06

SemiannualReport

Gartmore Funds l April 30, 2006 (Unaudited)

NorthPointe Small Cap Growth Fund

NorthPointe Small Cap Value Fund

Semiannual Report

April 30, 2006 (Unaudited)

Contents

1	Message to Shareholders

4	NorthPointe Small Cap Growth Fund
10	NorthPointe Small Cap Value Fund

24	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2006

Dear Fellow Shareholders:

Global stock markets turned in solid gains during the six-month reporting period ended April 30, 2006. In the United States, despite the headwinds of rising interest rates and persistently high-crude oil prices, investors focused their attention on healthy growth in both the economy and corporate profits, along with relatively benign inflation numbers. A resilient economy helped offset the Federal Reserve Board’s four 0.25% increases in short-term interest rates during the period, the last increase being implemented by new Federal Reserve Chairman Ben Bernanke, who replaced Alan Greenspan at the beginning of February. A late-period price surge in crude oil to more than $70 per barrel, however, created a “wall of worry” for stocks to climb.

By the end of the period, though, the good news appeared to outweigh the bad. After posting a modest 1.7% growth rate during the hurricane-affected fourth quarter of 2005, U.S. gross domestic product rebounded to a robust 5.1% annual growth rate in the first quarter of 2006. During the same quarter, the Standard and Poor’s S&P 500® Index recorded a double-digit earnings gain for the 16th consecutive quarter, which helped account for the S&P 500’s 9.64% advance. Due to relatively modest valuations and a depreciating U.S. dollar, foreign stocks continued their pattern of outperforming their U.S. counterparts, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index turning in a gain of 23.10%.

As signs emerged that the economy was picking up steam in early 2006, investors renewed their interest in stocks with smaller capitalizations. In fact, small-cap stocks experienced particularly strong gains during January. For the six-month period ended April 30, 2006, the Russell 2000® Growth Index, a measure of small-cap growth stocks, posted an exceptionally strong 20.31% advance. That was almost three times the gain posted by the large-cap oriented Russell 1000® Growth Index, which returned 7.06%. Value stocks in Russell’s small-cap universe performed almost as well as their growth counterparts, returning 17.52%.

2006 Lipper Fund Awards

Our primary focus at Gartmore is serving the interests of shareholders in the spirit of responsible and informed financial stewardship—a commitment that takes a number of forms. One manifestation of our shareholder commitment is the goal of delivering strong performance over time across our entire range of funds. As a result, I’m pleased to inform you that, during this reporting period, Gartmore received one of only two “overall” awards winning as “Best Overall Small Fund Family” at the 2006 Lipper Fund Awards. Lipper, a leading global provider of mutual fund analysis and information, cited Gartmore’s consistently strong risk-adjusted returns relative to those of peers for the three-year period ended December 31, 2005.

To us, the award is important not for the recognition it brings to our company but, rather, for the degree to which this award reflects our commitment to delivering performance to our investors. Further because the Lipper Fund Awards are open only to fund complexes with a mix of equity, fixed-income, and mixed-asset portfolios, the award underscores our belief that portfolio diversification is the best means of managing investment risk.

One of Gartmore’s ongoing goals is to offer investors a diverse product menu that combines various asset classes with different sector and geographic investment opportunities as key components of a diversified portfolio. We believe that the prudent response to complex, volatile markets is a combination of diverse, uncorrelated funds. Moreover, we adhere to the premise that the distinguishing factor in securing long-term, risk-adjusted returns—regardless of the nature or style of a fund—is the talent of seasoned investment managers who can apply their ideas and insights in a collaborative environment.

Small-Cap Strength

One capability that exemplifies the Gartmore investment approach is the management of small-capitalization equity stocks. Small-cap equity is considered to be one of the more inefficient asset classes, which allows for a talented manager to generate excess returns. During the reporting period, Gartmore’s small-cap core, value, and growth funds produced consistently strong performance as illustrated by their respective above-benchmark returns.

For the semiannual period ended April 30, 2006, the Gartmore Small Cap Fund returned 25.29%* while the Gartmore Small Cap Leaders Fund returned 30.59%*; the Funds’ benchmark is the Russell 2000® Index, which returned 18.91% for the same period. For broader comparison, the average return for the Funds’ Lipper peer category of Small-Cap Core Funds was 17.90%.

During the same period, our NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 19.08% versus 18.91% for its benchmark the Russell 2000® Index, and the 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds. Concurrently, the NorthPointe Small Cap Growth Fund returned 26.30%* versus 20.31% for the Fund’s benchmark, the Russell 2000® Growth Index, and 19.43% for the Fund’s Lipper peer category of Small-Cap Growth Funds. The Gartmore Micro Cap Equity Fund, which was the 2006 Lipper Small-Cap Core Funds Award winner,

2006 Semiannual Report	1

Message to Shareholders

Continued

returned 25.60%* versus 18.51% for its benchmark, the Russell Microcap™ Index, and 17.90% for the Fund’s Lipper peer category of Small-Cap Core Funds.

Virtues of Diversification

Though small-cap equity management is a discipline that we intend to broaden and deepen over time, this is only one of Gartmore’s areas of strength. Non-domestic holdings also are a crucial aspect of portfolio diversification, so we’re pleased to report strong showings in some of our global funds. For example, the Gartmore International Growth Fund returned 33.06%* for the semiannual period, as compared to the 25.04% return of its benchmark, the MSCI All Country World excluding U.S. Index. For the same period, the Gartmore Worldwide Leaders Fund, which was recognized at the 2006 Lipper Fund Awards as the best “Global Large-Cap Core Fund,” returned a 21.95%* return, as compared to the 16.29% return of its benchmark, the MSCI World Index.

Packaged asset allocation funds are yet another option that Gartmore provides to its investors. During this reporting period, two standouts emerged among our growing Optimal Allocations and Investor Destinations series of funds. The Gartmore Optimal Allocations Fund: Moderately Aggressive returned 12.39%* as compared to the 10.35% return of the Fund’s benchmark, a blend of 60% S&P 500® Index, 20% MSCI EAFE® Index and 20% Lehman Brothers U.S. Aggregate Index. In the Investor Destination series, the Moderately Aggressive Fund returned a 12.00%*, as compared to the 7.85% returned by its benchmark, a blend of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index.

Gartmore Commitment

As always, we appreciate the opportunity to manage a portion of your investment portfolio. We firmly believe that, by assuming the stewardship of some of your assets, we assume the responsibility of managing those assets as we would our own investments. Further, we believe it is our charge to provide you with diverse, well-performing investment solutions. This has been the Gartmore commitment since our founding, and this continues to govern our actions each and every day.

Paul J. Hondros

CEO—Gartmore Global Investments

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Overall Small Fund Family” award, Gartmore competed among 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Returns scores for all of the funds within the eligible group. The fund group with the lowest average decile rank received the award.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 16 global large-cap core portfolios to win the award.

For the “Small-Cap Core Funds” award, Lipper determined the award winners by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Gartmore competed among 214 small-cap core portfolios to win the award.

Awards based on Institutional Share Class shares of the Funds. Other share classes may have different performance characteristics.

Fund performance may now be higher or lower than the performance that was calculated to win this award.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Leaders Fund, the Gartmore China Opportunities Fund and the Gartmore Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2	Semiannual Report 2006

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares of the Fund at NAV. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12 months is available upon request.

Although third-party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2006 Semiannual Report	3

NorthPointe Small Cap Growth Fund

For the semiannual period ended April 30, 2006, the NorthPointe Small Cap Growth Fund (Class A at NAV) returned 26.30% versus 20.31% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds was 19.43%.

The financial markets benefited from above-trend economic growth and strength in corporate profits. These factors have led to increased corporate capital spending. Forecasts by market economists and the federal government call for continued economic growth, albeit at a more moderate pace. Historically, periods of moderating growth have led investors to seek out higher-earnings-quality companies with superior business models. Consequently, we anticipate a widening of the gap in earnings between higher-quality companies and their competitors. This has generally been the type of environment in which our investment style and process has been most rewarded.

Stock selection served as the dominant driver of the portfolio’s outperformance versus the benchmark, led by Multi-Fineline Electronix, Inc.; The Andersons, Inc.; and SunOpta Inc. These companies have reported favorable operational performance, reflecting good execution of their business strategies. Theses three stocks continue to meet our expectations and are among the Fund’s largest holdings. The Fund also benefited from our strict attention to valuation levels. More broadly, information technology was helped by capital inflows spurred by attractive relative valuations. Both of the consumer sectors benefited from continued economic strength as the U.S. economy grew above trend.

Individual detractors from Fund performance during the period included Merge Technologies Inc., Salix Pharmaceuticals, Ltd. and HealthSpring, Inc. These companies experienced a temporary shortfall in their recent financial performance. Nevertheless, we believe that the growth prospects for these companies remain strong, and we continue to own these stocks.

As we look forward, we believe that volatile commodity prices and speculation about the actions of the Federal Reserve Board could create near-term headwinds for the market. These factors may not only lead to higher raw material and borrowing costs for many companies but also, and more importantly, investor uncertainty.

Our strategy remains focused on seeking out high-quality companies that have sustainable competitive advantages, low financial risk, and that exhibit greater-than-market earnings growth, while trading at attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection. Further, we remain focused on our goal of providing investors with superior returns throughout a complete market cycle.

Portfolio Managers:

Carl Wilk, CFP and Karl Knas

4	Semiannual Report 2006

Fund Performance	NorthPointe Small Cap Growth Fund

Average Annual Total Return

(For periods ended April 30, 2006)

		Six month*	1 Yr.	Inception[1]
Class A	w/o SC2	26.30%	40.37%	27.76%
	w/SC3	19.06%	32.31%	23.07%
Class B	w/o SC2	25.96%	39.32%	26.92%
	w/SC4	20.96%	34.32%	24.71%
Class C	w/o SC2	25.96%	39.32%	26.92%
	w/SC5	24.96%	38.32%	26.92%
Class R2,6		26.30%	40.03%	27.48%
Institutional Service Class[2],6		26.50%	40.55%	28.09%
Institutional Class[2],6		26.47%	40.65%	28.15%

*	Not annualized

[1]	Fund commenced operations on September 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted from the six-month and one year returns. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth is an unmanaged index that measures the performance of small-cap stocks of U.S. companies that seem to offer a growth bias.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	5

Shareholder Expense Example	NorthPointe Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

NorthPointe Small Cap Growth Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$1,263	$7.97	1.42%
	Hypothetical	[1]	$1,000	$1,018	$7.13	1.42%
Class B	Actual		$1,000	$1,260	$11.82	2.11%
	Hypothetical	[1]	$1,000	$1,015	$10.59	2.11%
Class C	Actual		$1,000	$1,260	$11.82	2.11%
	Hypothetical	[1]	$1,000	$1,015	$10.59	2.11%
Class R	Actual		$1,000	$1,263	$8.25	1.47%
	Hypothetical	[1]	$1,000	$1,018	$7.38	1.47%
Institutional Service Class	Actual		$1,000	$1,265	$7.02	1.25%
	Hypothetical	[1]	$1,000	$1,019	$6.28	1.25%
Institutional Class	Actual		$1,000	$1,265	$6.18	1.10%
	Hypothetical	[1]	$1,000	$1,020	$5.52	1.10%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

6	Semiannual Report 2006

Portfolio Summary	NorthPointe Small Cap Growth Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.5%
Cash Equivalents	2.6%
Other assets in excess of liabilities	0.9%

100.0%

Top Industries
Semiconductors	10.2%
Telecommunications	6.9%
Medical Products	5.4%
Pharmaceuticals	5.3%
Distribution	5.1%
Computer Software & Services	4.9%
Transportation	4.5%
Banks	4.1%
Financial Services	3.6%
Retail	3.6%
Other Assets	46.4%

100.0%

Top Holdings*
Andersons, Inc.	2.1%
SunOpta, Inc.	2.0%
World Acceptance Corp.	1.9%
Shuffle Master, Inc.	1.8%
Jarden Corp.	1.8%
Smith Micro Software, Inc.	1.7%
VCA Antech, Inc.	1.7%
World Fuel Services Corp.	1.7%
Buffalo Wild Wings, Inc.	1.7%
Medallion Financial Corp.	1.7%
Other Assets	81.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	7

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

NorthPointe Small Cap Growth Fund

Common Stocks (96.5%)

	Shares	Value

Advertising (2.8%)
24/7 Real Media, Inc. (b)	68,500	$693,220
Ventiv Health, Inc. (b)	25,900	778,036

		1,471,256

Aerospace & Defense (0.9%)
Armor Holdings, Inc. (b)	8,200	500,774

Apparel (2.7%)
Gildan Activewear, Inc. (b)	15,000	715,650
Volcom, Inc. (b)	19,637	700,452

		1,416,102

Banks (4.1%)
East West Bancorp, Inc.	17,300	686,291
Royal Bancshares of Pennsylvania, Inc., Class A	22,944	543,543
Vineyard National Bancorp Co.	16,100	449,512
Wintrust Financial Corp.	9,200	476,100

		2,155,446

Business Services (3.5%)
Barrett Business Services, Inc. (b)	21,700	573,314
Escala Group, Inc. (b)	11,037	303,628
Kforce, Inc. (b)	36,500	512,825
McGrath Rentcorp	17,900	481,331

		1,871,098

Casino Services (2.9%)
Monarch Casino & Resort, Inc. (b)	17,500	550,900
Shuffle Master, Inc. (b)	25,900	957,005

		1,507,905

Chemicals & Allied Products (1.1%)
American Vanguard Corp.	23,274	570,437

Computer Software & Services (4.9%)
Electronics for Imaginc, Inc. (b)	18,800	516,248
Interwoven, Inc. (b)	80,000	812,000
Merge Technologies, Inc. (b)	28,900	365,296
Smith Micro Software, Inc. (b)	74,500	925,290

		2,618,834

Consulting Services (0.9%)
CRA International, Inc. (b)	10,100	492,476

	Shares	Value

Consumer Products (2.7%)
Central Garden & Pet Co. (b)	9,600	$472,896
Jarden Corp. (b)	27,800	945,200

		1,418,096

Cosmetics & Toiletries (0.8%)
Parlux Fragrances, Inc. (b)	16,200	441,936

Distribution (5.1%)
Andersons, Inc.	10,500	1,097,250
Central European Distribution Corp. (b)	20,100	825,105
LKQ Corp. (b)	38,000	799,520

		2,721,875

Diversified Manufacturing (1.0%)
Actuant Corp.	8,400	537,180

Electronics (2.9%)
Cyberoptics Corp. (b)	47,900	731,912
Multi-Fineline Electronix, Inc. (b)	13,800	804,264

		1,536,176

Financial Services (3.6%)
Medallion Financial Corp.	67,155	893,833
World Acceptance Corp. (b)	35,100	1,010,529

		1,904,362

Food (2.0%)
SunOpta, Inc. (b)	104,800	1,067,912

Healthcare (2.1%)
Healthspring, Inc. (b)	28,500	484,500
Option Care, Inc.	43,000	615,330

		1,099,830

Industrial Products & Equipment (1.1%)
Brady Corp., Class A	15,555	559,513

Insurance (2.1%)
Navigators Group, Inc. (The) (b)	13,000	615,030
ProAssurance Corp. (b)	10,000	503,800

		1,118,830

Internet Software (2.2%)
Aladdin Knowledge Systems, Inc. (b)	30,100	701,932
Openwave Systems, Inc. (b)	25,100	467,111

		1,169,043

8	Semiannual Report 2006

Common Stocks (continued)

	Shares	Value

Lasers (1.1%)
Cymer, Inc. (b)	11,000	$568,590

Lottery Services (1.7%)
Scientific Games Corp. (b)	23,000	876,070

Machinery & Equipment (0.6%)
Lufkin Industries, Inc.	4,600	294,676

Machinery, Equipment, & Supplies (1.1%)
Gehl Co. (b)	16,902	606,444

Medical Products (5.4%)
Bio Reference Laboratories, Inc. (b)	29,602	565,398
Encore Medical Corp (b)	150,100	822,548
Haemonetics Corp. (b)	16,400	893,800
Symmetry Medical, Inc. (b)	28,500	567,150

		2,848,896

Multimedia (1.2%)
Sonic Solutions (b)	35,800	634,376

Oil & Gas (2.1%)
Petrohawk Energy Corp. (b)	17,300	217,634
World Fuel Services Corp.	22,800	912,912

		1,130,546

Pharmaceuticals (5.3%)
First Horizon Pharmaceutical Corp. (b)	31,000	690,370
Noven Pharmaceuticals, Inc. (b)	29,300	553,770
Salix Pharmaceuticals Ltd. (b)	54,700	749,390
West Pharmaceutical Services, Inc.	23,300	829,946

		2,823,476

Restaurants (1.7%)
Buffalo Wild Wings, Inc. (b)	20,800	898,144

Retail (3.6%)
Aaron Rents, Inc.	19,100	513,026
Crocs, Inc. (b)	22,940	685,906
Jos. A. Bank Clothiers, Inc. (b)	16,525	694,050

		1,892,982

Semiconductors (10.2%)
Diodes, Inc. (b)	20,400	831,096
ON Semiconductor Corp. (b)	121,900	874,023
Rudolph Technologies, Inc. (b)	49,500	820,710
Silicon Image, Inc. (b)	62,300	635,460

	Shares	Value

Semiconductors (continued)
Silicon Motion Technology Corp. ADR — KI (b)	53,500	$796,080
Supertex, Inc. (b)	18,700	722,194
Varian Semiconductor Equipment Associates, Inc. (b)	22,300	730,325

		5,409,888

Telecommunications (6.9%)
Arris Group, Inc. (b)	23,500	278,475
J2 Global Communications, Inc. (b)	17,900	878,711
Neustar, Inc. (b)	25,400	891,540
Radyne Corp. (b)	49,800	761,442
Sirenza Microdevices, Inc. (b)	80,871	855,615

		3,665,783

Transportation (4.5%)
Celadon Group, Inc. (b)	31,400	853,766
Genesee & Wyoming, Inc. Class A (b)	23,200	760,264
Marten Transport (b)	34,814	758,249

		2,372,279

Veterinary Diagnostics (1.7%)
VCA Antech, Inc. (b)	29,700	923,373

Total Common Stocks		51,124,604

Cash Equivalents (2.6%)
Investments in repurchase agreements (Collateralized By U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, Dated 04/28/06, due 05/01/06, repurchase price $1,364,524)	$1,363,998	1,363,998

Total Cash Equivalents		1,363,998

Total Investments (Cost $42,241,993) (a) — 99.1%		52,488,602

Other assets in excess of liabilities — 0.9%		505,952

NET ASSETS — 100.0%		$52,994,554

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents non-income producing securities.

ADR	American Depositary Receipt
KI	Cayman Islands

See notes to financial statements.

2006 Semiannual Report	9

NorthPointe Small Cap Value Fund

For the semiannual period ended April 30, 2006, the NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 19.08% versus 18.91% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 17.90%.

Small-capitalization stocks rallied at the end of calendar year 2005 and continued to perform well into 2006. This advance was led primarily by stocks within the materials and industrials sectors as global demand for commodities drove the price of raw materials higher. Such demand helped the miners of commodities as well as many manufacturers of mining-related equipment. Although the cost of raw materials rose, industrial companies were able to absorb the increases and benefited from a strong global economy. Stocks within both sectors also benefited from the rebuilding efforts after the destruction caused by Hurricanes Katrina and Rita.

During the reporting period, stock selection in nearly all sectors was positive and represented the main contributor to the Fund’s outperformance relative to the benchmark. The highest return came from the industrials sector and was led by Foster Wheeler Ltd., an engineering and construction company that continues to benefit from the global demand for infrastructure improvement.

Setbacks at holdings such as SafeNet, Inc., and Dot Hill Systems Corp. caused the information technology sector to be the biggest detractor from Fund performance. These companies suffered due to sales execution issues at SafeNet and the loss of a major customer at Dot Hill Systems, and have since been sold from the Fund.

Throughout the reporting period, the stock market has been rewarding those companies that have exhibited strong or improving fundamentals. As 2006 continues, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style should yield favorable results.

Portfolio Managers:

Jeffery Petherick, CFA and Mary Champagne, CFA

10	Semiannual Report 2006

Fund Performance	NorthPointe Small Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2006)

	Six month*	1 Yr.	5 Yr.	Inception[1]
Institutional Class	19.08%	33.31%	13.50%	14.96%

There are no sales charges on the shares of the NorthPointe Small Cap Value Fund.

*	Not annualized

[1]	Fund commenced operations on June 29, 2000.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Semiannual Report	11

Shareholder Expense Example	NorthPointe Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2005, and continued to hold your shares at the end of the reporting period, April 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(April 30, 2006)

NorthPointe Small Cap Value Fund			Beginning Account Value, 11/1/05	Ending Account Value, 4/30/06	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Class	Actual		$1,000.00	$1,190.80	$5.43	1.00%
	Hypothetical	[1]	$1,000.00	$1,020.04	$5.02	1.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

12	Semiannual Report 2006

Portfolio Summary	NorthPointe Small Cap Value Fund

April 30, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.7%
Cash Equivalents	3.9%
Other assets in excess of liabilities	1.4%

100.0%

Top Industries
Commercial Banks	7.8%
Real Estate	7.2%
Metals & Mining	5.5%
Insurance	5.4%
Machinery	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Specialty Retail	3.4%
Hotels Restaurants & Leisure	3.2%
Electrical Equipment	3.0%
Health Care Equipment & Supplies	2.7%
Other Assets	53.7%

100.0%

Top Holdings*
Serologicals Corp.	1.4%
The Hanover Insurance Group, Inc.	1.3%
First Midwest Bancgroup, Inc.	1.2%
Advanta Corp.	1.2%
IntraLase Corp.	1.2%
Dobson Communications Corp.	1.1%
Placer Sierra Bancshares	1.1%
NCI Building Systems, Inc.	1.1%
TTM Technologies, Inc.	1.1%
Beacon Roofing Supply, Inc.	1.0%
Other Assets	88.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Semiannual Report	13

Statement of Investments

April 30, 2006 (Unaudited)

NorthPointe Small Cap Value Fund

Common Stocks (94.7%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.4%)
United Industrial, Corp.	1,600	$105,120

Airlines (1.0%)
Alaska Air Group, Inc. (b)	7,700	292,292

Auto Components (0.8%)
American Axle & Manufacturing Holdings	7,800	137,358
Drew Industries, Inc. (b)	2,200	79,068

		216,426

Building Products (2.2%)
Goodman Global, Inc. (b)	9,320	184,536
NCI Building Systems, Inc. (b)	4,700	305,453
Pw Eagle, Inc.	4,900	149,548

		639,537

Capital Markets (1.0%)
Affiliated Managers Group, Inc. (b)	1,250	126,625
SWS Group, Inc.	5,700	156,123

		282,748

Chemicals (2.1%)
Airgas, Inc.	4,100	165,845
Minerals Technologies, Inc.	3,400	194,548
OM Group, Inc. (b)	8,000	229,120

		589,513

Commercial Banks (7.8%)
Capital Corp. of the West	6,205	211,777
Colonial Bancgroup, Inc.	10,600	274,858
First Indiana, Corp.	8,900	227,484
First Midwest Bancgroup, Inc.	9,540	343,725
First State Bancorp (New Mexico)	10,000	257,700
Greene County Bancshares, Inc.	9,000	279,000
Placer Sierra Bancshares	11,544	306,493
Security Bank Corp.	10,630	238,962
Vineyard National Bancorp Co.	4,700	131,224

		2,271,223

Commercial Services & Supplies (1.9%)
PeopleSupport, Inc. (b)	25,000	268,625
Tetra Tech, Inc. (b)	14,200	275,906

		544,531

	Shares or Principal Amount	Value

Communications Equipment (0.7%)
3Com Corp. (b)	39,400	$212,366

Computers & Peripherals (0.6%)
Infocus Corp. (b)	33,700	164,119

Construction & Engineering (0.9%)
Foster Wheeler Ltd. (b)	5,500	245,080

Construction Materials (0.7%)
Texas Industries, Inc.	3,300	187,110

Consumer Finance (2.0%)
Advanta Corp.	8,793	335,541
United PanAm Financial Corp. (b)	8,120	243,519

		579,060

Containers & Packaging (1.2%)
Caraustar Industries, Inc. (b)	12,740	126,253
Silgan Holdings, Inc.	5,710	221,720

		347,973

Diversified Telecommunication Services (1.9%)
Cogent Communications Group, Inc. (b)	12,100	127,655
Covad Communications Group (b)	71,700	179,967
Iowa Telecommunications Services	13,900	250,756

		558,378

Electric Utilities (1.0%)
Cleco Corp.	12,900	290,250

Electrical Equipment (3.0%)
General Cable Corp. (b)	7,800	246,246
Genlyte Group, Inc. (b)	2,190	150,913
Regal-Beloit Corp.	6,000	279,960
Thomas & Betts Corp. (b)	3,300	187,935

		865,054

Electronic Equipment & Instruments (2.1%)
Applied Films Corp (b)	9,000	197,280
Kemet Corp. (b)	10,500	113,505
TTM Technologies, Inc. (b)	18,600	302,436

		613,221

14	Semiannual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Energy Equipment & Services (2.4%)
Hanover Compressor Co. (b)	13,600	$274,176
Hornbeck Offshore Services, Inc. (b)	7,829	281,139
Tetra Technologies, Inc. (b)	2,800	137,760

		693,075

Food & Staples Retailing (1.4%)
Casey’s General Stores, Inc.	6,400	136,896
Rite Aid Corp. (b)	36,200	162,900
Wild Oats Markets, Inc. (b)	5,600	96,208

		396,004

Food Products (0.5%)
Reddy Ice Holdings, Inc.	6,320	148,520

Gas Utilities (1.0%)
South Jersey Industries, Inc.	10,700	284,406

Health Care Equipment & Supplies (2.7%)
Adeza Biomedical Corp. (b)	11,320	193,912
American Medical Systems Holdings, Inc. (b)	7,200	159,912
Integra Lifesciences Corp. (b) (b)	2,200	92,312
IntraLase Corp. (b)	15,500	332,940

		779,076

Health Care Providers & Services (1.8%)
Bio-Reference Laboratories, Inc. (b)	12,580	240,278
Ventiv Health, Inc. (b)	9,400	282,376

		522,654

Health Care Services (0.9%)
Per-Se Technologies, Inc. (b)	8,800	245,960

Hotels, Restaurants & Leisure (3.2%)
Applebee’s International, Inc.	4,900	113,729
Denny’s Corp. (b)	31,100	153,323
Jack in the Box, Inc. (b)	3,300	137,940
Rare Hospitality International, Inc. (b)	4,300	133,816
Sunterra Corp. (b)	14,700	195,951
Vail Resorts, Inc. (b)	4,800	180,480

		915,239

	Shares or Principal Amount	Value

Household Durables (1.5%)
Champion Enterprises, Inc. (b)	18,400	$280,784
Jarden Corp. (b)	4,250	144,500

		425,284

Insurance (5.4%)
American Equity Investment Life Holding Co.	13,300	180,348
CRM Holdings Ltd. (b)	15,200	161,272
National Financial Partners Corp.	3,600	187,200
Scottish Re Group Ltd.	11,500	267,145
Seabright Insurance Holdings, Inc. (b)	13,270	225,855
The Hanover Insurance Group, Inc.	7,300	386,171
Tower Group, Inc.	6,530	167,690

		1,575,681

Internet & Catalog Retail (0.8%)
Priceline.com, Inc. (b)	9,500	232,180

Internet Software & Services (2.0%)
Art Technology Group, Inc. (b)	53,800	152,792
Internet Capital Group, Inc. (b)	19,800	185,130
ValueClick, Inc. (b)	13,200	222,420

		560,342

IT Services (0.8%)
Covansys Corp. (b)	12,500	217,500

Leisure Equipment & Products (0.7%)
RC2 Corp. (b)	5,200	205,608

Life Sciences Tools & Services (1.4%)
Serologicals Corp. (b)	12,700	395,224

Machinery (4.1%)
ESCO Technologies, Inc. (b)	5,600	283,920
Federal Signal, Corp.	8,400	157,332
Gardner Denver, Inc. (b)	3,100	231,043
Robbins & Myers, Inc.	5,700	138,510
Trinity Industries, Inc.	3,200	203,200
Watts Water Technologies, Inc., Class A	4,900	167,629

		1,181,634

2006 Semiannual Report	15

Statement of Investments (Continued)

April 30, 2006 (Unaudited)

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Media (1.0%)
Gemstar-TV Guide International, Inc. (b)	52,000	$172,120
Salem Communications Corp. (b)	7,900	120,712

		292,832

Metals & Mining (5.5%)
Aleris International, Inc. (b)	5,400	249,750
Allegheny Technologies, Inc.	3,600	249,624
Century Aluminum Co. (b)	3,900	185,679
Coeur d’Alene Mines Corp. (b)	33,700	235,226
Metal Management, Inc.	6,600	214,170
RTI International Metals, Inc. (b)	3,500	210,490
Stillwater Mining Co. (b)	12,900	218,913

		1,563,852

Multi-Utilities (1.4%)
Avista Corp.	10,500	220,605
WPS Resources Corp.	3,900	194,961

		415,566

Multiline Retail (0.3%)
Big Lots, Inc. (b)	5,900	85,255

Oil Gas & Consumable Fuels (2.4%)
Foundation Coal Holdings, Inc.	2,700	136,890
Southwestern Energy Co. (b)	5,200	187,304
Western Refining, Inc.	11,330	229,206
CNX Gas Corp. (b)	4,300	122,550

		675,950

Personal Products (0.6%)
Chattem, Inc. (b)	5,000	180,150

Real Estate (7.2%)
American Campus Communities, Inc.	9,500	229,425
Annaly Mortgage Management, Inc.	13,850	186,560
Ashford Hospitality Trust	2,551	29,694
BioMed Realty Trust, Inc.	7,100	196,528
Eagle Hospitality Properties Trust	19,640	176,564
Fieldstone Investment Corp.	19,300	221,950
First Industrial Realty Trust	4,300	168,732
First Potomac Realty Trust	7,000	193,130

	Shares or Principal Amount	Value

Real Estate (continued)
JER Investors Trust, Inc.	15,500	$250,634
Medical Properties Trust, Inc.	24,390	262,192
Winston Hotels, Inc.	16,300	175,551

		2,090,960

Real Estate Operations Development (0.8%)
Trammell Crow Co. (b)	5,631	219,215

Road & Rail (2.0%)
Swift Transportation Co., Inc. (b)	5,200	155,740
Old Dominion Freight Line, Inc. (b)	6,100	196,420
RailAmerica, Inc. (b)	18,200	207,844

		560,004

Semiconductors & Semiconductor Equipment (4.0%)
Atmel Corp. (b)	38,200	200,168
Axcelis Technologies, Inc. (b)	36,100	212,629
Cirrus Logic, Inc. (b)	29,600	279,720
Photronics, Inc. (b)	10,400	186,888
Supertex, Inc. (b)	7,100	274,202

		1,153,607

Software (0.9%)
Intergraph Corp. (b)	1,900	83,638
Parametric Technology Corp. (b)	10,720	160,157

		243,795

Specialty Retail (3.4%)
Aeropostale, Inc. (b)	3,000	92,130
AnnTaylor Stores Corp. (b)	6,577	245,519
Hot Topic, Inc. (b)	8,500	126,055
Pier 1 Imports, Inc.	17,000	205,190
Too, Inc. (b)	4,100	157,522
United Auto Group, Inc.	3,400	143,820

		970,236

Thrifts & Mortgage Finance (0.6%)
First Place Financial Corp.	6,996	160,838

Trading Companies & Distributors (1.6%)
Beacon Roofing Supply, Inc. (b)	8,100	299,700
UAP Holding Corp.	7,400	152,884

		452,584

16	Semiannual Report 2006

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Wireless Telecommunication Services (1.1%)
Dobson Communications Corp. (b)	34,500	$310,500

Total Common Stocks		27,157,732

Cash Equivalents (3.9%)
Investments in repurchase agreements (Collateralized By U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 4.63%, Dated 04/28/06, due 05/01/06, repurchase price $1,111,608)	$1,111,179	1,111,179

Total Cash Equivalents		1,111,179

Total Investments (Cost $24,422,377) (a) — 98.6%		28,268,911

Other assets in excess of liabilities — 1.4%		391,460

NET ASSETS — 100.0%		$28,660,371

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

See notes to financial statements.

2006 Semiannual Report	17

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
Assets:
Investments, at value (cost $40,877,995 and $23,311,198; respectively)	$51,124,604	$27,157,732
Repurchase agreements, at cost and value	1,363,998	1,111,179

Total Investments	52,488,602	28,268,911

Interest and dividends receivable	8,481	13,692
Receivable for capital shares issued	30,000	–
Receivable for investments sold	1,405,026	690,188
Receivable from adviser	–	1,504
Prepaid expenses and other assets	824	2,851

Total Assets	53,932,933	28,977,146

Liabilities:
Payable to investment adviser	3,623	–
Payable for investments purchased	893,741	293,950
Accrued expenses and other payables
Investment advisory fees	34,670	20,035
Fund administration and transfer agent fees	5,160	2,545
Distribution fees	5	–
Administrative services fees	7	–
Other	1,173	245

Total Liabilities	938,379	316,775

Net Assets	$52,994,554	$28,660,371

Represented by:
Capital	$39,525,865	$22,399,538
Accumulated net investment income (loss)	(171,707)	21,565
Accumulated net realized gains (losses) from investment transactions	3,393,787	2,392,734
Net unrealized appreciation (depreciation) on investments	10,246,609	3,846,534

Net Assets	$52,994,554	$28,660,371

See notes to financial statements.

18	Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund

Net Assets:
Class A Shares	$19,792		$–
Class B Shares	1,459		–
Class C Shares	1,459		–
Class R Shares	1,469		–
Institutional Service Class Shares	1,480		–
Institutional Class Shares	52,968,895		28,660,371

Total	$52,994,554		$28,660,371

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,463		–
Class B Shares	109		–
Class C Shares	109		–
Class R Shares	109		–
Institutional Service Class Shares	109		–
Institutional Class Shares	3,893,685		2,415,811

Total	3,895,584		2,415,811

Net asset value and redemption price per share:
Class A Shares	$13.53		$–
Class B Shares (a)	$13.38	(c)	$–
Class C Shares (b)	$13.38	(c)	$–
Class R Shares	$13.48		$–
Institutional Service Class Shares	$13.59	(c)	$–
Institutional Class Shares	$13.60		$11.86

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.36		$–

Maximum Sales Charge — Class A Shares	5.75%		N/A

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

2006 Semiannual Report	19

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
INVESTMENT INCOME:
Interest income	$38,411	$24,492
Dividend income	47,955	164,905

Total Income	86,366	189,397

Expenses:
Investment advisory fees	222,855	113,653
Fund administration and transfer agent fees	24,233	14,868
Distribution fees Class A	12	–
Distribution fees Class B	7	–
Distribution fees Class C	7	–
Distribution fees Class R	2	–
Administrative services Class A	3	–
Administrative services Institutional Service Class	1	–
Trustee fees	738	432
Other	22,556	10,592

Total expenses before reimbursed expenses	270,414	139,545
Earnings credit (Note 5)	(21)	(7)
Expenses reimbursed	(12,320)	(5,829)

Total Expenses	258,073	133,709

Net Investment Income (Loss)	(171,707)	55,688

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investments transactions	3,593,658	2,473,435
Net change in unrealized appreciation/depreciation on investments	7,615,059	2,154,215

Net realized/unrealized gains (losses) on investments	11,208,717	4,627,650

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,037,010	$4,683,338

See notes to financial statements.

20	Semiannual Report 2006

Statements of Changes in Net Assets

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(171,707)	$(406,466)	$55,688	$173,761
Net realized gains (losses) on investment transactions	3,593,658	3,804,514	2,473,435	5,765,598
Net change in unrealized appreciation/depreciation on investments	7,615,059	2,824,368	2,154,215	(1,593,752)

Change in net assets resulting from operations	11,037,010	6,222,416	4,683,338	4,345,607

Distributions to Class A Shareholders from:
Net realized gains on investments	(101)	–	–	–

Distributions to Class B Shareholders from:
Net realized gains on investments	(101)	–	–	–

Distributions to Class C Shareholders from:
Net realized gains on investments	(101)	–	–	–

Distributions to Class R Shareholders from:
Net realized gains on investments	(101)	–	–	–

Distributions to Institutional Service Class Shareholders from:
Net realized gains on investments	(101)	–	–	–

Distributions to Institutional Class Shareholders from:
Net investment income	–	–	(34,123)	(177,262)
Net realized gains on investments	(3,594,886)	–	(5,340,225)	(7,680,667)

Change in net assets from shareholder distributions	(3,595,391)	–	(5,374,348)	(7,857,929)

Change in net assets from capital transactions	4,473,586	(14,941,130)	4,282,511	(3,575,161)

Change in net assets	11,915,205	(8,718,714)	3,591,501	(7,087,483)

Net Assets:
Beginning of period	41,079,349	49,798,063	25,068,870	32,156,353

End of period	$52,994,554	$41,079,349	$28,660,371	$25,068,870

Accumulated net investment income (loss)	$(171,707)	$–	$21,565	$–

See notes to financial statements.

2006 Semiannual Report	21

Financial Highlights

Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Growth Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.48	0.47	–	–	$10.47	4.70%	(e)	$1	1.50%	(f)	(1.17%	)(f)	9.82%	(f)	(9.48%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.13)		1.33	1.20	–	–	$11.67	11.46%		$1	1.58%		(1.11%	)	1.69%		(1.22%	)	144.08%
Six Months Ended April 30, 2006 (Unaudited)	$11.67	(0.03)		2.90	2.87	(1.01)	(1.01)	$13.53	26.30%	(e)	$20	1.42%	(f)	(1.06%	)(f)	1.46%	(f)	(1.10%	)(f)	52.11%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.47	0.46	–	–	$10.46	4.60%	(e)	$1	2.07%	(f)	(1.78%	)(f)	9.13%	(f)	(8.84%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.20)		1.32	1.12	–	–	$11.58	10.71%		$1	2.02%		(1.79%	)	2.10%		(1.87%	)	144.08%
Six Months Ended April 30, 2006 (Unaudited)	$11.58	(0.10)		2.91	2.81	(1.01)	(1.01)	$13.38	25.96%	(e)	$1	2.11%	(f)	(1.75%	)(f)	2.17%	(f)	(1.81%	)(f)	52.11%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.47	0.46	–	–	$10.46	4.60%	(e)	$1	2.07%	(f)	(1.78%	)(f)	9.13%	(f)	(8.84%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.20)		1.32	1.12	–	–	$11.58	10.71%		$1	2.02%		(1.79%	)	2.11%		(1.87%	)	144.08%
Six Months Ended April 30, 2006 (Unaudited)	$11.58	(0.10)		2.91	2.81	(1.01)	(1.01)	$13.38	25.96%	(e)	$1	2.11%	(f)	(1.75%	)(f)	2.13%	(f)	(1.77%	)(f)	52.11%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.47	0.46	–	–	$10.46	4.60%	(e)	$1	1.73%	(f)	(1.17%	)(f)	8.65%	(f)	(6.92%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.16)		1.33	1.17	–	–	$11.63	11.19%		$1	1.55%		(1.41%	)	1.56%		(1.43%	)	144.08%
Six Months Ended April 30, 2006 (Unaudited)	$11.63	(0.07)		2.93	2.86	(1.01)	(1.01)	$13.48	26.30%	(e)	$1	1.47%	(f)	(1.10%	)(f)	1.47%	(f)	(1.10%	)(f)	52.11%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.48	0.47	–	–	$10.47	4.70%	(e)	$1	1.04%	(f)	(0.74%	)(f)	8.22%	(f)	(7.92%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.10)		1.33	1.23	–	–	$11.70	11.75%		$1	1.19%		(0.87%	)	1.40%		(1.08%	)	144.08%
Six Months Ended April 30, 2006 (Unaudited)	$11.70	(0.05)		2.95	2.90	(1.01)	(1.01)	$13.59	26.50%	(e)	$1	1.25%	(f)	(0.89%	)(f)	1.25%	(f)	(0.89%	)(f)	52.11%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01	)(g)	0.48	0.47	–	–	$10.47	4.70%	(e)	$49,793	1.07%	(f)	(1.02%	)(f)	2.18%	(f)	(2.14%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.12)		1.36	1.24	–	–	$11.71	11.84%		$41,074	1.10%		(0.81%	)	1.19%		(0.89%	)	144.08%
Six Months Ended April 30, 2006 (Unaudited)	$11.71	(0.04)		2.94	2.90	(1.01)	(1.01)	$13.60	26.47%	(e)	$52,969	1.10%	(f)	(0.73%	)(f)	1.15%	(f)	(0.78%	)(f)	52.11%

(a)	Excludes sales charges
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

22	Semiannual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (a)		Portfolio Turnover

Institutional Class Shares
Year Ended October 31, 2001	$10.50	0.13	0.62	0.75	(0.11)	–	(0.11)	$11.14	7.13%		$30,470	1.00%		1.00%		1.38%		0.62%		150.45%
Year Ended October 31, 2002	$11.14	0.06	(0.69)	(0.63)	(0.06)	(0.63)	(0.69)	$9.82	(6.43%	)	$29,961	1.00%		0.52%		1.06%		0.46%		105.59%
Year Ended October 31, 2003	$9.82	0.03	3.72	3.75	(0.04)	–	(0.04)	$13.53	38.25%		$39,328	1.00%		0.25%		1.01%		0.23%		102.63%
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)	(0.74)	(0.77)	$14.43	12.65%		$32,156	0.99%		0.19%		1.00%		0.18%		135.45%
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)	(3.91)	(3.99)	$12.51	15.39%		$25,069	1.00%		0.61%		1.03%		0.59%		164.93%
Six Months Ended April 30, 2006 (Unaudited)	$12.51	0.02	2.00	2.02	(0.02)	(2.65)	(2.67)	$11.86	19.08%	(b)	$28,660	1.00%	(c)	0.42%	(c)	1.04%	(c)	0.37%	(c)	69.90%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

2006 Semiannual Report	23

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- NorthPointe Small Cap Growth Fund (“Small Cap Growth”)

- NorthPointe Small Cap Value Fund (“Small Cap Value”)

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value

24	Semiannual Report 2006

Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. As of April 30, 2006, the Funds did not hold any foreign equity securities.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of CS First Boston and Nomura Securities, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

2006 Semiannual Report	25

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the six months ended April 30, 2006.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. As of April 30, 2006, the Funds did not have securities on loan.

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue

26	Semiannual Report 2006

Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Growth	$42,535,462	$11,119,440	$(1,166,300)	$9,953,140
Small Cap Value	24,525,247	4,150,172	(406,508)	3,743,664

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2006 Semiannual Report	27

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

(i)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Small Cap Growth		Small Cap Value
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$16,884	$–	$–	$–
Dividends reinvested	101	–	–	–

	16,985	–	–	–

Class B Shares
Dividends reinvested	101	–	–	–

	101	–	–	–

Class C Shares
Dividends reinvested	101	–	–	–

	101	–	–	–

Class R Shares
Dividends reinvested	101	–	–	–

	101	–	–	–

Institutional Service Class
Dividends reinvested	101	–	–	–

	101	–

Institutional Class Shares
Proceeds from shares issued (a)	862,884	14,000,073	100,008	175,000
Dividends reinvested	3,594,883	–	4,457,503	7,634,747
Cost of shares redeemed	(1,570)	(28,941,203)	(275,000)	(11,384,908)

	4,456,197	(14,941,130)	4,282,511	(3,575,161)

Change in net assets from capital transactions	$4,473,586	$(14,941,130)	$4,282,511	$(3,575,161)

(a)	Includes redemption fees, if any.

28	Semiannual Report 2006

	Small Cap Growth		Small Cap Value
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,354	–	–	–
Reinvested	9	–	–	–

	1,363	–	–	–

Class B Shares
Reinvested	9	–	–	–

	9	–	–	–

Class C Shares
Reinvested	9	–	–	–

	9	–	–	–

Class R Shares
Reinvested	9	–	–	–

	9	–	–	–

Institutional Service Class Shares
Reinvested	9	–	–	–

	9	–	–	–

Institutional Class Shares
Issued	69,646	1,211,225	7,981	15,138
Reinvested	315,341	–	427,373	629,899
Redeemed	(121)	(2,458,373)	(23,666)	(870,005)

	384,866	(1,247,148)	411,688	(224,968)

Total change in shares	386,265	(1,247,148)	411,688	(224,968)

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. Among other services provided by GMF to the Funds, GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, NorthPointe, LLC (“NorthPointe”), for the Funds. NorthPointe manages each of the Fund’s investments and has the responsibility for making all investment decisions for the Funds.

2006 Semiannual Report	29

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadvisers is as follows for the six months ended April 30, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Small Cap Growth	All Assets	0.95%	–	0.95%
Small Cap Value	All Assets	0.85%	–	0.85%

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 1.10% for all classes of Small Cap Growth and 1.00% for all classes of Small Cap Value until February 28, 2007.

GMF may request and receive reimbursement from the Small Cap Growth Fund of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the fees were waived or expenses reimbursed if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the six months ended April 30, 2006, the cumulative potential reimbursements of the Small Cap Growth Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Six Months Ended April 30, 2006
Small Cap Growth	$7,391	$44,324	$12,320

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s distributor, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. GDSI is a majority-owned subsidiary of GGAMT. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Small Cap Growth	0.25%	1.00%	1.00%	0.50%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Fund in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Small Cap Growth Fund. GDSI also receives fees for services as principal underwriter for Class B shares of the Small Cap Growth Fund. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Small Cap Growth Fund made within one year of purchase. For the six months ended April 30, 2006, GDSI received commissions of $5,285 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Small Cap Growth Fund, of which $0 was reallowed to affiliated broker-dealers of the Fund.

30	Semiannual Report 2006

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Servies”), and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each of the Funds.

As of April 30, 2006, the advisers or affiliates of the advisers directly held 95% of the shares outstanding of the Small Cap Growth Fund.

4. Short-Term Trading Fees

The Small Cap Growth Fund assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2006, the Fund had no contributions to capital due to collection of redemption fees.

2006 Semiannual Report	31

Notes to Financial Statements (Continued)

April 30, 2006 (Unaudited)

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with JPMorgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2006.

The Trusts’ custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2006, are summarized as follows:

Fund	Purchases	Sales
Small Cap Growth	$23,722,601	$24,492,677
Small Cap Value	18,086,782	18,839,430

32	Semiannual Report 2006

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on December 8, 2005 to preliminarily review the information the Board had requested, and which the Fund’s adviser had provided, including reports from Lipper, Inc. (“Lipper”), in connection with the Funds’ annual contract renewal process pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and to have an opportunity to request and review any additional information the Board may deem useful in considering whether to renew the investment advisory agreements on behalf of each Fund in advance of its annual 15(c) contract renewal meeting on January 12, 2006. The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each Funds’ investment advisory and sub-advisory agreements. Following receipt and review of all of the preliminary information and such additional information as they had requested, the Board met on January 12, 2006 to consider all relevant information they had received about each Fund in connection with the annual 15(c) contract renewal process as well as other relevant information the Board had received at its regular meetings throughout the year.

In considering whether to renew the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Funds, the Board considered among others, the following specific factors with respect to each Fund:

1. the Fund’s advisory fee and ancillary benefits;

2. the Fund’s advisory fee (including any breakpoints) compared to the advisory fees of the Fund’s peer group of funds;

3. the Fund’s total expenses (and any expense limitations/fee waivers by the adviser) compared to those of the Fund’s peer group of funds;

4. the performance of the Fund compared to its benchmark and its peer group of funds; and

5. the profitability (or lack thereof) to the Fund’s adviser.

Additionally, where the adviser manages accounts for other institutional clients (other than the Fund), the Board also considered the advisory fees charged to those clients as compared to the Fund’s advisory fees. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees, determined that it was appropriate to renew each Fund’s advisory (and, if applicable, sub-advisory) agreement for the following reasons:

NorthPointe Small Cap Growth Fund

Over the one-year period ended September 30, 2005, the Fund outperformed its benchmark, the Russell 2000 Growth Index, by 278 basis points and outperformed the median of the Lipper Small-Cap Growth Funds category by 236 basis points. The Fund’s advisory fee and its total expenses are relatively low compared to its Lipper peers. Additionally, the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2007. The Board considered that the Fund’s subadviser also manages other institutional accounts in a similar style to that of the Fund and the Board noted that such accounts do not require the significant additional services that must be provided for mutual funds, which are subject to extensive regulations. The Board concluded that the level of profitability reported by the Fund’s adviser was not excessive.

NorthPointe Small Cap Value Fund

The Fund ranked in the top quartile of the Lipper Small Cap Core Funds category for the one-year and five-year periods and outperformed the median for this Lipper category by 246 basis points for the one-year period. The Fund also outperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods but underperformed slightly (by 35 basis points) for the three-year period. The Board noted that this Fund is an institutional product (with no administrative services or Rule 12b-1 fees). The Fund’s advisory fee is slightly higher than that of its Lipper peers and the Fund’s total expenses are below the median of its peers. The Board considered that the Fund’s subadviser also manages other institutional accounts for a lower fee but also noted that, as a mutual fund, the Fund is more costly to manage as it is subject to extensive regulatory requirements. The Board noted that the Fund’s adviser reported a loss on providing investment management services for this Fund for the twelve-month period ended September 30, 2005.

Having considered all of the information it deemed relevant and being satisfied with the advisers’ responses to its questions, the Board determined to continue the investment advisory (and where applicable, sub-advisory) agreement for each Fund for an annual period which commenced on February 28, 2006.

2006 Semiannual Report	33

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	85	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by Mitchell Madison, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	85	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	85	None

34	Semiannual Report 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association – College Retirement Equity Fund.	85	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	85	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	85	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

2006 Semiannual Report	35

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	85	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	85	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for GGI[3], GMFCT[3], and GSA[3].	85	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	85	None

36	Semiannual Report 2006

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of April 30, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	85	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Semiannual Report	37

This page intentionally left blank

38	Semiannual Report 2006

This page intentionally left blank

Index Definitions

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Lipper Award Guidelines:

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Gartmore competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2006 Gartmore Global Investments, Inc. All rights reserved.

SAR-CORE 6/06

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to this policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications executed pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications executed pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)	/s/ GERALD J. HOLLAND
Name: Gerald J. Holland
Title: Treasurer
Date: July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ PAUL J. HONDROS
Name: Paul J. Hondros
Title: President
Date: July 7, 2006

By (Signature and Title)	/s/ GERALD J. HOLLAND
Name: Gerald J. Holland
Title: Treasurer
Date: July 7, 2006